UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116-5021

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

Item 1.	Reports to Stockholders.

July 31, 2011

2011 Annual Report

iShares Trust

iShares S&P North American Technology Sector Index Fund  |  IGM  |  NYSE Arca

iShares S&P North American Technology-Multimedia Networking Index Fund  |  IGN  |  NYSE Arca

iShares S&P North American Technology-Software Index Fund  |  IGV  |  NYSE Arca

iShares S&P North American Natural Resources Sector Index Fund  |  IGE  |  NYSE Arca

iShares PHLX SOX Semiconductor Sector Index Fund  |  SOXX  |  NASDAQ

iShares NYSE Composite Index Fund  |  NYC  |  NYSE Arca

iShares NYSE 100 Index Fund  |  NY  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.73%	19.80%	20.27%	8.06%	8.08%	8.53%	1.56%	1.60%	2.03%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.73%	19.80%	20.27%	47.31%	47.47%	50.57%	16.73%	17.19%	22.30%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “CumulativeTotal Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Computers	30.70%

Software	20.91

Internet	15.34

Semiconductors	13.88

Telecommunications	10.89

Commercial Services	4.22

Electronics	2.45

Other*	1.51

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Apple Inc.	9.77%

International Business Machines Corp.	8.45

Microsoft Corp.	7.81

Google Inc. Class A	5.83

Oracle Corp.	4.57

Intel Corp.	4.54

QUALCOMM Inc.	3.51

Cisco Systems Inc.	3.37

Amazon.com Inc.	3.05

Hewlett-Packard Co.	2.80

TOTAL	53.70%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares S&P North American Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology Sector IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services; producers of computer and internet software; consultants for information technology; providers of computer services; semiconductors and semiconductor equipment manufacturers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 19.73%, while the total return for the Index was 20.27%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

The technology sector is a broad group, including information technology services, semiconductor manufacturing, software, Internet services and scientific research. For the reporting period, technology shares were relatively strong compared to the market as a whole, as companies took the opportunity to make upgrades in their information technology departments. Global exports total $2 trillion per year, led by China, Germany, the U.S., South Korea and Japan.

According to Gartner, Inc., a leading industry consultant, worldwide personal computer (“PC”) shipments rose 2.3% in the second quarter of 2011, up 2.3% from the same period in 2010. In the U.S., PC shipments declined 5.6% in the second quarter of 2011 from the second quarter of 2010, reflecting a weak consumer market. The primary reason for the decline was the increase in computer tablets such as the iPad. However, the professional PC sector has been a bright spot in the U.S. market, as companies began to upgrade. In Europe, the Middle East and Africa, PC shipments were down 4.8% in the second quarter of 2011, partly due to economic pressures in the region. In contrast, PC shipments were up 9.6% in Asia and 15% in Latin America during the same period.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.07%	6.07%	6.42%	2.20%	2.21%	2.97%	(2.58)%	(2.53)%	(2.07)%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.07%	6.07%	6.42%	11.49%	11.53%	15.77%	(23.03)%	(22.61)%	(18.91)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Wireless Equipment	30.53%

Networking Products	26.75

Telecommunication Equipment	13.83

Telecommunication Equipment Fiber Optics	6.87

Computer – Integrated Systems	6.86

Computers	6.26

Internet Infrastructure Software	4.27

Satellite Telecommunications	2.10

Other*	2.46

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Cisco Systems Inc.	9.82%

Motorola Solutions Inc.	9.28

QUALCOMM Inc.	9.23

Juniper Networks Inc.	6.90

Research in Motion Ltd.	6.26

Motorola Mobility Holdings Inc.	4.77

Polycom Inc.	4.48

Harris Corp.	4.31

F5 Networks Inc.	4.27

Riverbed Technology Inc.	4.07

TOTAL	63.39%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares S&P North American Technology-Multimedia Networking Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology-Multimedia Networking IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of communication equipment companies in the U.S. and Canada. The Index includes companies that are producers of telecom, data networking and wireless equipment. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 6.07%, while the total return for the Index was 6.42%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

For the reporting period, telecommunications and wireless equipment shares underperformed the overall market. Telecom equipment stocks tend to track the ups and downs of the economy. The gross domestic product grew at an annual rate of 2.6% in the third quarter of 2010 and 3.2% in the fourth quarter of 2010. However, growth slowed to 0.4% in the first quarter of 2011 and 1.3% in the second quarter of 2011. Performance of shares in the Index reflected that volatility.

Nonetheless, the growth of telecommunications networks throughout the world remains strong, generally benefiting companies in the Index. According to First Research, the global wired telecommunications services industry comprises about 1.2 billion fixed telephone lines and nearly half a billion fixed broadband Internet subscriptions. China has the most fixed lines (nearly 300 million), followed by the U.S. (about 150 million), Germany (45 million) and Russia (44 million). Wired phone companies generally make large investments in capital equipment. In the U.S., they are heavily regulated by the Federal Communications Commission and various state agencies. Meanwhile, traditional wire line carriers face threats from online services. As of year-end 2010, nearly 25% of American Internet users have utilized online communications services, up from 6% in 2007.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.11%	25.18%	25.68%	9.45%	9.45%	9.85%	2.10%	2.12%	2.58%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.11%	25.18%	25.68%	57.06%	57.09%	59.96%	23.13%	23.35%	29.04%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Applications Software	35.01%

Enterprise Software/Services	21.85

Computer-Aided Design	6.59

Entertainment Software	5.92

Internet Security	5.82

Electronic Forms	5.65

Electronic Design Automation	3.11

Electronic Components – Semiconductors	2.46

Transactional Software	2.42

Internet Infrastructure Software	2.10

E-services/Consulting	1.75

Computer – Integrated Systems	1.63

Data Processing/Management	1.46

Other*	4.18

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Microsoft Corp.	10.08%

Oracle Corp.	8.52

Salesforce.com Inc.	7.05

Symantec Corp.	5.82

Adobe Systems Inc.	5.65

Citrix Systems Inc.	5.47

Intuit Inc.	4.29

CA Inc.	3.48

Red Hat Inc.	3.34

Autodesk Inc.	3.27

TOTAL	56.97%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares S&P North American Technology-Software Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology-Software IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of software-related companies in the U.S. and Canada. The Index includes companies that are producers of client/server applications, enterprise software, application software, PC and home entertainment software. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 25.11%, while the total return for the Index was 25.68%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

The U.S. computer software industry generated about $220 billion in revenue in 2010 – about half of the world’s software revenues. Approximately 60% of industry revenue came from software publishing. Total U.S. revenue for software publishers rose 7.9% during the first quarter of 2011 compared to the same period in 2010. Software sales tend to be seasonal, particularly for consumer applications such as games.

Software used by corporations is highly dependent upon economic growth. According to Gartner, there is a strong correlation between gross domestic product (“GDP”) growth and the demand for software, particularly enterprise software, with software spending growth typically 4-6 percentage points higher than GDP growth. Gartner notes that emerging markets such as Poland, India, China and Brazil have been investing heavily in enterprise software as they build the necessary information technology infrastructure necessary to compete on a global basis, a trend that has benefitted the companies in the Index.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.89%	35.96%	36.65%	6.65%	6.66%	7.14%	12.45%	12.46%	12.92%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.89%	35.96%	36.65%	37.95%	38.05%	41.17%	215.00%	215.09%	227.86%

Total returns for the period since inception are calculated from the inception date of the Fund (10/22/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/26/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Oil & Gas	58.43%

Mining	16.13

Oil & Gas Services	15.93

Coal	2.54

Pipelines	2.53

Packaging & Containers	1.62

Forest Products & Paper	1.48

Other*	1.26

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Chevron Corp.	7.52%

Exxon Mobil Corp.	7.20

Schlumberger Ltd.	5.96

ConocoPhillips	4.94

Occidental Petroleum Corp.	3.88

Suncor Energy Inc.	2.92

Freeport-McMoRan Copper & Gold Inc.	2.44

Halliburton Co.	2.43

Barrick Gold Corp.	2.31

Apache Corp.	2.30

TOTAL	41.90%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares S&P North American Natural Resources Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 35.89%, while the total return for the Index was 36.65%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

Gold hit a record of $1,628.30 per ounce at the end of the reporting period, while the yield on the 10-year Treasury note dropped to 2.804%, the lowest level since November 2010.

For the reporting period, shares in natural resources stocks were very strong compared to the market as a whole, as energy prices soared during the period. The average price of regular gasoline in the U.S. rose from $2.69 to $3.68 per gallon during the reporting period, an increase of 37%. In May, gas prices reached nearly $4 a gallon before dropping down about 30 cents by the end of July. According to the U.S. Energy Information Administration (the “EIA”), 66% of that price is the cost of crude oil, 12% is the cost of refining, 11% is distribution & marketing and 11% is taxes. According to EIA, world crude oil consumption grew to a record high of 87 million barrels per day in the third quarter of 2010 with China accounting for nearly half of the growth in demand. This record level of consumption has sustained through the end of the second quarter of 2011.

Natural gas consumption was much higher than normal at the end of the reporting period due to extremely hot weather in July. As a result, natural gas inventories were about 7% below the prior year’s levels. Still, natural gas prices ended the period about 4% lower than a year ago.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® PHLX SOX SEMICONDUCTOR SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.02%	15.04%	15.39%	(0.37)%	(0.36)%	(0.03)%	(2.99)%	(2.96)%	(2.61)%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Ten Years Ended 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.02%	15.04%	15.39%	(1.81)%	(1.76)%	(0.17)%	(26.21)%	(25.95)%	(23.27)%

On October 15, 2010, the name of the Fund changed from the iShares S&P North American Technology-Semiconductors Index Fund to the iShares PHLX SOX Semiconductor Sector Index Fund to reflect a change in the Fund’s underlying index from the S&P North American Technology-Semiconductors Index to the PHLX Semiconductor Sector Index. Index performance reflects the former index through October 14, 2010 and the current index thereafter.

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® PHLX SOX SEMICONDUCTOR SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Electronic Components – Semiconductors	55.71%

Semiconductor Equipment	22.70

Semiconductor Components/Integrated Circuits	17.43

Computers – Memory Devices	4.11

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Intel Corp.	9.12%

Broadcom Corp. Class A	8.95

Applied Materials Inc.	8.13

Texas Instruments Inc.	7.75

Altera Corp.	6.59

Avago Technologies Ltd.	4.57

Marvell Technology Group Ltd.	4.19

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	4.16

Xilinx Inc.	4.14

SanDisk Corp.	4.11

TOTAL	61.71%

The iShares PHLX SOX Semiconductor Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the PHLX Semiconductor Sector Index (the “Index”). The Index measures the performance of U.S.-traded securities of companies engaged in the semiconductor business. The Index includes companies engaged in the design, distribution, manufacture and sales of semiconductors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 15.02%, while the total return for the Index was 15.39%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

For the reporting period, semiconductor shares generally rose during the first half of the reporting period, but then declined, reflecting the weakening U.S. economy. Semiconductor stocks are “economically cyclical,” which means they tend to track the ups and downs of the economy. The U.S. gross domestic product grew at an annual rate of 2.6% in the third quarter of 2010 and 3.2% in the fourth quarter of 2010. However, growth slowed to 0.4% in the first quarter of 2011 and 1.3% in the second quarter of 2011. Performance of semiconductor shares reflected that decline.

According to the Semiconductor Industry Association, worldwide sales of semiconductors rose 3.7% in the first half of 2011 compared to the same period in 2010. However, sales weakened as 2011 progressed. Sales in the second quarter were down 2% compared to the prior quarter, and sales in June 2011 were down 1.5% from the prior month. Gains in sales due to corporate demand, smart phone demand and increased investment in information technology infrastructure, as well as growing markets in China and India, were offset by slower consumer demand. In particular, demand was soft in Japan, as the country recovered from the effects of the earthquake and tsunami in March. In addition, the earthquake and tsunami in Japan raised concerns about supply.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® NYSE COMPOSITE INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.97%	17.96%	18.02%	2.01%	1.96%	2.03%	5.16%	5.14%	5.26%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.97%	17.96%	18.02%	10.44%	10.17%	10.57%	44.63%	44.42%	45.70%

Total returns for the period since inception are calculated from the inception date of the Fund (3/30/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/04), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Financial	20.38%

Consumer Non-Cyclical	19.45

Energy	16.89

Industrial	11.09

Consumer Cyclical	8.27

Basic Materials	8.00

Communications	7.30

Technology	4.85

Utilities	3.51

Diversified	0.04

Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	2.36%

International Business Machines Corp.	1.33

Chevron Corp.	1.25

General Electric Co.	1.15

Johnson & Johnson	1.06

HSBC Holdings PLC SP ADR	1.05

AT&T Inc.	1.04

Procter & Gamble Co. (The)	1.02

Novartis AG SP ADR	1.01

JPMorgan Chase & Co.	0.96

TOTAL	12.23%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares NYSE Composite Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the NYSE Composite Index® (the “Index”). The Index measures the performance of all common stocks, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and tracking stocks listed on the New York Stock Exchange (NYSE). The securities in the Index represent a broad spectrum of large-, mid- and small-capitalization companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 17.97%, while the total return for the Index was 18.02%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

Nevertheless, there were some other positive trends as the reporting period came to a close. Job growth was significantly better than a year ago, as evidenced by a report issued by the U.S. Bureau of Labor Statistics showing that 117,000 jobs were added in July and unemployment eased to 9.1% from 9.5% in July 2010. Gasoline prices were falling, which typically boosts consumer spending. Finally, the supply disruptions from Japan that occurred after the March earthquake had mostly eased.

Within the Index, most of the sectors posted positive performance for the reporting period. The top three contributors to performance were in the energy, health care and materials sectors, while the weakest result was in the financials sector. The consumer discretionary (retailing), consumer staples (food & beverage), industrials, information technology, telecommunications and utilities sectors all posted strong results, despite U.S. economic growth of just 1% and flat consumer spending.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® NYSE 100 INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.42%	17.44%	17.63%	0.26%	0.17%	0.41%	2.37%	2.36%	2.54%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.42%	17.44%	17.63%	1.32%	0.86%	2.07%	18.81%	18.67%	20.20%

Total returns for the period since inception are calculated from the inception date of the Fund (3/29/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/04), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE 100 INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	26.40%

Energy	19.07

Financial	15.85

Industrial	11.94

Consumer Cyclical	7.96

Technology	6.83

Communications	6.53

Basic Materials	3.44

Utilities	1.84

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	6.32%

International Business Machines Corp.	3.57

Chevron Corp.	3.35

General Electric Co.	3.07

Johnson & Johnson	2.85

AT&T Inc.	2.80

Procter & Gamble Co. (The)	2.77

JPMorgan Chase & Co.	2.58

Pfizer Inc.	2.49

Coca-Cola Co. (The)	2.32

TOTAL	32.12%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares NYSE 100 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the NYSE U.S. 100 Index® (the “Index”). The Index measures the performance of the largest 100 U.S. companies, based on market capitalization, listed on the New York Stock Exchange (NYSE). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 17.42%, while the total return for the Index was 17.63%.

U.S. stock markets posted double-digit returns for the reporting period despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 political tensions over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, low interest rates and an unemployment rate that appeared to be leveling off. Another worry for investors as the reporting period came to a close was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

Nevertheless, there were some other positive trends as the reporting period came to a close. Job growth was significantly better than a year ago, as evidenced by a report issued by the U.S. Bureau of Labor Statistics showing that 117,000 jobs were added in July and unemployment eased to 9.1% . Gasoline prices were falling, which typically boosts consumer spending. Finally, the supply disruptions from Japan that occurred after the March earthquake had mostly eased.

Within the Index, most of the sectors posted positive performance for the reporting period. The top three contributors to performance were in the energy, materials and telecommunication services sectors, while the weakest result was in the financials sector. The consumer discretionary (retailing), consumer staples (food & beverage), industrials, health care, information technology and utilities sectors all posted strong results, despite U.S. economic growth of just 1% and flat consumer spending.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
S&P North American Technology Sector
Actual	$1,000.00	$988.50	0.48%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
S&P North American Technology-Multimedia Networking
Actual	1,000.00	848.80	0.48	2.20
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
S&P North American Technology-Software
Actual	1,000.00	1,004.10	0.48	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
S&P North American Natural Resources Sector
Actual	1,000.00	1,025.30	0.48	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

SHAREHOLDER EXPENSES	19

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
PHLX SOX Semiconductor Sector
Actual	$1,000.00	$883.40	0.48%	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
NYSE Composite
Actual	1,000.00	1,005.10	0.25	1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
NYSE 100
Actual	1,000.00	1,005.60	0.20	0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

COMMERCIAL SERVICES – 4.22%
Alliance Data Systems Corp.[a,b]	8,136	$800,094
Convergys Corp.[a,b]	19,299	240,080
CoreLogic Inc.[a]	17,364	274,004
Euronet Worldwide Inc.[a,b]	8,160	140,026
Gartner Inc.[a]	13,816	509,948
Genpact Ltd.[a]	11,277	186,070
Lender Processing Services Inc.	13,737	258,668
MasterCard Inc. Class A	15,009	4,551,479
MAXIMUS Inc.	5,553	214,512
Monster Worldwide Inc.[a]	20,572	241,515
SAIC Inc.[a]	44,502	713,367
SuccessFactors Inc.[a]	12,576	339,552
TeleTech Holdings Inc.[a,b]	4,416	87,393
VirnetX Holding Corp.[a,b]	5,544	168,593
Visa Inc. Class A	76,353	6,531,236
Western Union Co.	100,817	1,956,858
Wright Express Corp.[a,b]	6,173	303,712

		17,517,107

COMPUTERS – 30.70%
Accenture PLC Class A	103,499	6,120,931
Apple Inc.[a]	103,911	40,575,167
Brocade Communications Systems Inc.[a]	75,432	413,367
CACI International Inc. Class Aa,b	4,814	284,411
Cadence Design Systems Inc.[a]	42,805	442,176
Cognizant Technology Solutions Corp. Class Aa	48,499	3,388,625
Computer Sciences Corp.	24,725	872,298
Dell Inc.[a]	261,718	4,250,300
Diebold Inc.	10,387	314,103
DST Systems Inc.	5,692	291,373
Electronics For Imaging Inc.[a,b]	7,438	128,008
EMC Corp.[a]	327,985	8,553,849
FactSet Research Systems Inc.	7,360	677,782
Fortinet Inc.[a]	14,181	288,158
Hewlett-Packard Co.	330,629	11,624,916
iGATE Corp.	4,680	70,153
International Business Machines Corp.	193,070	35,109,780
Jack Henry & Associates Inc.	13,789	399,192
Lexmark International Inc. Class Aa	12,607	423,217
Mentor Graphics Corp.[a,b]	17,660	201,854

Security	Shares	Value
MICROS Systems Inc.[a,b]	12,940	$633,672
NCR Corp.[a]	25,323	505,194
NetApp Inc.[a]	58,642	2,786,668
RealD Inc.[a]	5,259	81,409
Research in Motion Ltd.[a]	74,342	1,858,550
Riverbed Technology Inc.[a]	24,468	700,519
SanDisk Corp.[a]	38,017	1,616,863
Seagate Technology PLC	68,541	952,034
Spansion Inc. Class Aa	8,548	155,403
STEC Inc.[a,b]	8,195	83,343
Synaptics Inc.[a,b]	5,458	134,103
Synopsys Inc.[a]	23,406	561,042
Syntel Inc.	2,062	113,348
Teradata Corp.[a]	26,921	1,479,578
Unisys Corp.[a,b]	5,897	122,481
Western Digital Corp.[a]	37,030	1,276,054

		127,489,921

DISTRIBUTION & WHOLESALE – 0.20%
Ingram Micro Inc. Class Aa	25,716	477,032
Tech Data Corp.[a,b]	7,386	344,704

		821,736

ELECTRICAL COMPONENTS & EQUIPMENT – 0.27%
Littelfuse Inc.	3,622	185,048
Molex Inc.[b]	22,192	521,068
Power-One Inc.[a,b]	16,513	119,059
SunPower Corp. Class Aa,b	6,239	122,472
Universal Display Corp.[a]	6,072	181,613

		1,129,260

ELECTRONICS – 2.45%
Amphenol Corp. Class A	28,067	1,372,196
Arrow Electronics Inc.[a]	18,513	643,327
Avnet Inc.[a]	24,366	713,924
AVX Corp.	7,592	105,681
Benchmark Electronics Inc.[a,b]	9,675	141,739
Celestica Inc.[a,b]	31,395	275,648
Coherent Inc.[a]	3,984	191,351
Cymer Inc.[a]	4,852	213,634
Dolby Laboratories Inc. Class Aa,b	8,362	354,214
FEI Co.[a,b]	6,152	203,262
FLIR Systems Inc.	25,460	699,132
Itron Inc.[a]	6,458	277,952
Jabil Circuit Inc.	31,375	574,476

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
National Instruments Corp.	14,257	$368,401
Plexus Corp.[a,b]	5,987	176,676
Rofin-Sinar Technologies Inc.[a,b]	4,526	142,026
Sanmina-SCI Corp.[a]	12,829	146,251
TE Connectivity Ltd.	70,105	2,413,715
Trimble Navigation Ltd.[a]	19,556	695,802
TTM Technologies Inc.[a]	6,997	96,908
Vishay Intertechnology Inc.[a]	26,325	362,495

		10,168,810

ENERGY – ALTERNATE SOURCES – 0.31%
First Solar Inc.[a,b]	8,652	1,022,926
GT Solar International Inc.[a,b]	20,026	273,155

		1,296,081

HOME FURNISHINGS – 0.04%
TiVo Inc.[a,b]	18,991	178,515

		178,515

INTERNET – 15.34%
Akamai Technologies Inc.[a]	29,765	720,908
Amazon.com Inc.[a]	56,925	12,666,951
Ancestry.com Inc.[a,b]	2,724	97,002
AOL Inc.[a]	17,014	292,301
Ariba Inc.[a]	13,416	443,667
Blue Coat Systems Inc.[a]	6,898	138,995
Blue Nile Inc.[a,b]	2,318	98,190
BroadSoft Inc.[a]	1,274	37,214
DealerTrack Holdings Inc.[a]	6,551	151,918
Digital River Inc.[a,b]	6,319	161,134
EarthLink Inc.	17,530	140,941
eBay Inc.[a]	182,065	5,962,629
Equinix Inc.[a]	7,470	780,391
Expedia Inc.	31,811	1,008,091
F5 Networks Inc.[a]	12,924	1,208,135
Google Inc. Class Aa	40,067	24,188,047
IAC/InterActiveCorp[a]	14,371	594,816
IntraLinks Holdings Inc.[a]	1,893	28,925
j2 Global Communications Inc.[a,b]	7,327	195,924
Netflix Inc.[a]	6,948	1,848,098
OpenTable Inc.[a,b]	2,513	178,071
Priceline.com Inc.[a]	7,915	4,255,500
Rackspace Hosting Inc.[a]	15,880	635,200
RightNow Technologies Inc.[a,b]	3,844	130,465
Sapient Corp.[a]	19,307	268,753

Security	Shares	Value
Shutterfly Inc.[a]	4,753	$258,563
Symantec Corp.[a]	120,458	2,295,929
TIBCO Software Inc.[a]	25,788	671,520
Travelzoo Inc.[a,b]	892	47,098
ValueClick Inc.[a,b]	12,537	226,418
VeriSign Inc.	26,859	838,269
WebMD Health Corp.[a]	7,899	278,440
Websense Inc.[a,b]	6,366	144,381
Yahoo! Inc.[a]	207,697	2,720,831

		63,713,715

MACHINERY – 0.16%
Cognex Corp.	6,592	223,799
Intermec Inc.[a]	7,571	81,615
Zebra Technologies Corp. Class Aa	8,730	349,200

		654,614

MEDIA – 0.03%
DG FastChannel Inc.[a]	3,756	106,145

		106,145

OFFICE & BUSINESS EQUIPMENT – 0.50%
Xerox Corp.	223,397	2,084,294

		2,084,294

SEMICONDUCTORS – 13.88%
Advanced Micro Devices Inc.[a]	92,152	676,396
Aeroflex Holding Corp.[a]	2,837	40,569
Altera Corp.	51,375	2,100,210
Amkor Technology Inc.[a,b]	21,766	116,013
Analog Devices Inc.	47,783	1,643,735
Applied Materials Inc.	210,155	2,589,110
Atmel Corp.[a]	72,930	882,453
Broadcom Corp. Class Aa	76,065	2,819,730
Cabot Microelectronics Corp.[a,b]	3,747	144,971
Cavium Inc.[a,b]	7,705	265,745
Cirrus Logic Inc.[a,b]	10,552	160,179
Cree Inc.[a,b]	17,473	574,163
Cypress Semiconductor Corp.[a]	26,816	551,873
Diodes Inc.[a]	5,843	137,603
Emulex Corp.[a]	13,928	117,692
Entegris Inc.[a,b]	21,408	183,467
Fairchild Semiconductor International Inc.[a]	20,301	304,718
Hittite Microwave Corp.[a,b]	3,986	223,176
Integrated Device Technology Inc.[a]	23,611	161,499

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Intel Corp.	845,159	$18,872,400
International Rectifier Corp.[a]	11,096	285,056
Intersil Corp. Class A	19,978	240,735
IPG Photonics Corp.[a]	4,210	253,400
KLA-Tencor Corp.	26,760	1,065,583
Lam Research Corp.[a]	19,850	811,468
Linear Technology Corp.	36,295	1,063,443
LSI Corp.[a]	96,617	711,101
Marvell Technology Group Ltd.[a]	84,749	1,255,980
Maxim Integrated Products Inc.	47,073	1,080,796
MEMC Electronic Materials Inc.[a]	36,656	271,987
Micrel Inc.	7,992	81,119
Microchip Technology Inc.	30,364	1,024,785
Micron Technology Inc.[a]	137,278	1,011,739
Microsemi Corp.[a]	13,742	272,779
MKS Instruments Inc.	8,328	207,784
National Semiconductor Corp.	38,441	950,261
NetLogic Microsystems Inc.[a]	8,625	297,994
Novellus Systems Inc.[a,b]	14,262	442,692
NVIDIA Corp.[a]	95,646	1,322,784
OmniVision Technologies Inc.[a]	6,928	202,575
ON Semiconductor Corp.[a]	59,617	518,072
PMC-Sierra Inc.[a]	37,122	259,483
Power Integrations Inc.[b]	4,595	163,077
QLogic Corp.[a,b]	16,668	252,854
Rambus Inc.[a]	16,158	224,273
Rovi Corp.[a,b]	18,003	953,619
Semtech Corp.[a]	10,378	241,807
Silicon Laboratories Inc.[a,b]	7,082	250,774
Skyworks Solutions Inc.[a]	29,699	751,682
Teradyne Inc.[a]	29,514	398,144
Tessera Technologies Inc.[a,b]	8,145	127,958
Texas Instruments Inc.	185,096	5,506,606
TriQuint Semiconductor Inc.[a,b]	26,121	196,430
Varian Semiconductor Equipment Associates Inc.[a]	12,027	730,520
Veeco Instruments Inc.[a,b]	6,471	257,481
Xilinx Inc.	42,323	1,358,568

		57,611,111

SOFTWARE – 20.91%
ACI Worldwide Inc.[a]	5,325	192,552
Activision Blizzard Inc.	78,432	928,635

Security	Shares	Value
Acxiom Corp.[a]	12,931	$177,672
Adobe Systems Inc.[a]	80,426	2,229,409
Advent Software Inc.[a,b]	5,179	120,308
ANSYS Inc.[a]	14,640	740,784
Aspen Technology Inc.[a]	10,048	155,744
Autodesk Inc.[a]	36,799	1,265,886
Automatic Data Processing Inc.	79,656	4,101,487
Avid Technology Inc.[a,b]	4,653	60,908
Blackbaud Inc.	6,903	175,336
Blackboard Inc.[a]	5,542	241,410
BMC Software Inc.[a]	28,208	1,219,150
Broadridge Financial Solutions Inc.	19,698	454,236
CA Inc.	60,480	1,348,704
Citrix Systems Inc.[a]	29,974	2,159,327
CommVault Systems Inc.[a,b]	7,005	271,234
Compuware Corp.[a]	34,726	335,453
Concur Technologies Inc.[a]	7,495	340,573
Electronic Arts Inc.[a]	52,974	1,178,671
Fair Isaac Corp.	6,348	188,853
Fidelity National Information Services Inc.	42,879	1,287,228
Fiserv Inc.[a]	22,883	1,381,218
Global Payments Inc.	12,773	605,568
Informatica Corp.[a]	16,861	862,103
Intuit Inc.[a]	43,623	2,037,194
JDA Software Group Inc.[a]	6,742	188,506
ManTech International Corp. Class A	3,620	147,696
Microsoft Corp.	1,182,907	32,411,652
MicroStrategy Inc. Class Aa,b	1,319	210,209
NetSuite Inc.[a,b]	2,737	107,318
Nuance Communications Inc.[a]	38,132	763,021
Open Text Corp.[a]	9,134	617,093
Oracle Corp.	621,132	18,994,217
Parametric Technology Corp.[a]	18,963	394,241
Paychex Inc.	51,362	1,449,949
Pegasystems Inc.[b]	2,619	105,703
Progress Software Corp.[a,b]	10,658	256,858
Quest Software Inc.[a]	9,679	183,707
RealPage Inc.[a]	4,876	117,268
Red Hat Inc.[a]	30,756	1,294,212
Salesforce.com Inc.[a]	19,210	2,779,879
SolarWinds Inc.[a]	5,442	117,057
Solera Holdings Inc.	11,270	629,768

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Synchronoss Technologies Inc.[a]	4,042	$118,228
SYNNEX Corp.[a,b]	3,822	108,239
Take-Two Interactive Software Inc.[a]	13,812	186,324
Taleo Corp. Class Aa	6,529	216,110
Total System Services Inc.	25,828	480,659
Ultimate Software Group Inc. (The)[a]	4,134	224,807
VeriFone Systems Inc.[a]	14,255	561,219
Verint Systems Inc.[a]	2,624	89,268

		86,812,851

TELECOMMUNICATIONS – 10.89%
Acme Packet Inc.[a]	8,808	518,967
ADTRAN Inc.	10,291	340,529
Anixter International Inc.	4,562	284,760
Arris Group Inc.[a,b]	19,677	236,124
Aruba Networks Inc.[a,b]	12,223	280,518
Ciena Corp.[a,b]	15,110	233,601
Cisco Systems Inc.	876,751	14,001,713
Comtech Telecommunications Corp.	4,149	111,816
Corning Inc.	250,252	3,981,509
EchoStar Corp. Class Aa	6,026	201,630
Finisar Corp.[a,b]	14,251	242,837
Harris Corp.	20,280	808,564
Infinera Corp.[a]	5,164	33,205
InterDigital Inc.[b]	7,249	494,744
Ixia[a,b]	7,664	76,640
JDS Uniphase Corp.[a]	36,227	476,385
Juniper Networks Inc.[a]	84,982	1,987,729
LogMeIn Inc.[a]	2,644	93,994
Loral Space & Communications Inc.[a]	1,663	108,561
Motorola Mobility Holdings Inc.[a]	47,019	1,052,285
Motorola Solutions Inc.[a]	54,131	2,429,941
NETGEAR Inc.[a,b]	5,820	191,536
NeuStar Inc. Class Aa	11,816	307,689
Plantronics Inc.	7,650	262,012
Polycom Inc.[a]	28,135	760,489
QUALCOMM Inc.	266,130	14,578,601
RF Micro Devices Inc.[a]	44,028	297,189
Sonus Networks Inc.[a]	44,358	131,300
Sycamore Networks Inc.	3,244	63,907
Tekelec[a,b]	10,992	86,287
Tellabs Inc.	57,774	239,184

Security	Shares	Value
ViaSat Inc.[a,b]	6,640	$298,335

		45,212,581

TOTAL COMMON STOCKS
(Cost: $401,053,671)		414,796,741

SHORT-TERM INVESTMENTS – 2.94%

MONEY MARKET FUNDS – 2.94%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	10,776,017	10,776,017
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	922,724	922,724
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	501,166	501,166

		12,199,907

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,199,907)		12,199,907

TOTAL INVESTMENTS IN SECURITIES – 102.84%
(Cost: $413,253,578)		426,996,648

Other Assets, Less Liabilities – (2.84)%		(11,783,095)

NET ASSETS – 100.00%		$415,213,553

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.93%

BROADCAST SERVICES/PROGRAM – 0.72%
DG FastChannel Inc.[a]	49,388	$1,395,705

		1,395,705

COMPUTER – INTEGRATED SYSTEMS – 6.86%
Brocade Communications Systems Inc.[a]	989,893	5,424,614
Riverbed Technology Inc.[a]	277,023	7,931,168

		13,355,782

COMPUTERS – 6.26%
Research in Motion Ltd.[a,b]	487,353	12,183,825

		12,183,825

INTERNET INFRASTRUCTURE SOFTWARE – 4.27%
F5 Networks Inc.[a]	89,053	8,324,675

		8,324,675

INTERNET SECURITY – 0.94%
Blue Coat Systems Inc.[a,b]	90,949	1,832,622

		1,832,622

NETWORKING PRODUCTS – 26.75%
Acme Packet Inc.[a]	115,672	6,815,394
Cisco Systems Inc.	1,197,679	19,126,934
Infinera Corp.[a]	68,229	438,713
Ixia[a,b]	100,768	1,007,680
Juniper Networks Inc.[a]	574,433	13,435,988
NETGEAR Inc.[a,b]	76,700	2,524,197
Polycom Inc.[a]	322,614	8,720,256

		52,069,162

SATELLITE TELECOMMUNICATIONS – 2.10%
EchoStar Corp. Class Aa	79,431	2,657,761
Loral Space & Communications Inc.[a]	21,868	1,427,543

		4,085,304

SEMICONDUCTOR COMPONENTS/INTEGRATED CIRCUITS – 0.80%
Emulex Corp.[a]	183,881	1,553,795

		1,553,795

TELECOMMUNICATION EQUIPMENT – 13.83%
ADTRAN Inc.	135,513	4,484,125
Arris Group Inc.[a,b]	259,347	3,112,164
Comtech Telecommunications Corp.	54,565	1,470,527
Harris Corp.	210,668	8,399,333
Plantronics Inc.	100,797	3,452,297
Sonus Networks Inc.[a,b]	583,282	1,726,515

Security	Shares	Value
Tekelec[a,b]	144,535	$1,134,600
Tellabs Inc.	761,237	3,151,521

		26,931,082

TELECOMMUNICATION EQUIPMENT FIBER OPTICS – 6.87%
Ciena Corp.[a,b]	199,068	3,077,591
Finisar Corp.[a,b]	187,806	3,200,214
JDS Uniphase Corp.[a]	475,619	6,254,390
Sycamore Networks Inc.	42,650	840,205

		13,372,400

WIRELESS EQUIPMENT – 30.53%
Aruba Networks Inc.[a,b]	160,985	3,694,606
InterDigital Inc.	95,044	6,486,753
Motorola Mobility Holdings Inc.[a]	415,293	9,294,257
Motorola Solutions Inc.[a]	402,201	18,054,803
QUALCOMM Inc.	327,979	17,966,689
ViaSat Inc.[a,b]	87,475	3,930,252

		59,427,360

TOTAL COMMON STOCKS
(Cost: $255,568,082)		194,531,712

SHORT-TERM INVESTMENTS – 13.64%

MONEY MARKET FUNDS – 13.64%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	24,268,213	24,268,213
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	2,078,028	2,078,028
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	209,408	209,408

		26,555,649

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,555,649)		26,555,649

TOTAL INVESTMENTS IN SECURITIES – 113.57%
(Cost: $282,123,731)		221,087,361

Other Assets, Less Liabilities – (13.57)%		(26,412,708)

NET ASSETS – 100.00%		$194,674,653

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND

July 31, 2011

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.95%

APPLICATIONS SOFTWARE – 35.01%
Citrix Systems Inc.[a]	444,431	$32,016,809
Compuware Corp.[a]	524,922	5,070,747
Intuit Inc.[a]	537,120	25,083,504
Microsoft Corp.	2,152,851	58,988,117
NetSuite Inc.[a,b]	41,315	1,619,961
Nuance Communications Inc.[a,b]	575,141	11,508,571
Progress Software Corp.[a,b]	161,195	3,884,800
Quest Software Inc.[a]	146,441	2,779,450
RealPage Inc.[a]	73,602	1,770,128
Red Hat Inc.[a]	464,226	19,534,630
Salesforce.com Inc.[a]	284,891	41,226,577
Verint Systems Inc.[a]	39,615	1,347,702

		204,830,996

AUDIO/VIDEO PRODUCTS – 0.46%
TiVo Inc.[a,b]	286,662	2,694,623

		2,694,623

COMMUNICATIONS SOFTWARE – 0.30%
SolarWinds Inc.[a,b]	82,160	1,767,262

		1,767,262

COMPUTER – INTEGRATED SYSTEMS – 1.63%
MICROS Systems Inc.[a]	195,080	9,553,067

		9,553,067

COMPUTER DATA SECURITY – 0.74%
Fortinet Inc.[a]	213,507	4,338,462

		4,338,462

COMPUTER SOFTWARE – 0.45%
Blackbaud Inc.	104,200	2,646,680

		2,646,680

COMPUTER-AIDED DESIGN – 6.59%
ANSYS Inc.[a]	220,801	11,172,531
Aspen Technology Inc.[a]	151,669	2,350,869
Autodesk Inc.[a]	555,444	19,107,273
Parametric Technology Corp.[a]	285,540	5,936,377

		38,567,050

DATA PROCESSING/MANAGEMENT – 1.46%
CommVault Systems Inc.[a,b]	105,916	4,101,068
Fair Isaac Corp.	95,810	2,850,347
Pegasystems Inc.[b]	39,548	1,596,157

		8,547,572

Security	Shares	Value
E-SERVICES/CONSULTING – 1.75%
FactSet Research Systems Inc.	110,967	$10,218,951

		10,218,951

EDUCATIONAL SOFTWARE – 0.61%
Blackboard Inc.[a,b]	81,687	3,558,286

		3,558,286

ELECTRONIC COMPONENTS – SEMICONDUCTORS – 2.46%
Rovi Corp.[a,b]	271,612	14,387,288

		14,387,288

ELECTRONIC DESIGN AUTOMATION – 3.11%
Cadence Design Systems Inc.[a]	646,832	6,681,775
Mentor Graphics Corp.[a,b]	267,157	3,053,604
Synopsys Inc.[a]	352,773	8,455,969

		18,191,348

ELECTRONIC FORMS – 5.65%
Adobe Systems Inc.[a]	1,192,564	33,057,874

		33,057,874

ENTERPRISE SOFTWARE/SERVICES – 21.85%
Advent Software Inc.[a,b]	78,182	1,816,168
Ariba Inc.[a]	202,049	6,681,760
BMC Software Inc.[a]	425,343	18,383,324
CA Inc.	912,897	20,357,603
Concur Technologies Inc.[a,b]	112,822	5,126,632
Informatica Corp.[a]	254,397	13,007,319
JDA Software Group Inc.[a,b]	101,764	2,845,321
MicroStrategy Inc. Class Aa,b	19,831	3,160,467
Oracle Corp.	1,629,957	49,844,085
Taleo Corp. Class Aa	98,771	3,269,320
Ultimate Software Group Inc. (The)[a]	62,149	3,379,663

		127,871,662

ENTERTAINMENT SOFTWARE – 5.92%
Activision Blizzard Inc.	1,183,252	14,009,704
Electronic Arts Inc.[a,b]	799,540	17,789,765
Take-Two Interactive Software Inc.[a]	208,484	2,812,449

		34,611,918

HUMAN RESOURCES – 0.88%
SuccessFactors Inc.[a]	190,056	5,131,512

		5,131,512

INTERNET APPLICATIONS SOFTWARE – 0.43%
VirnetX Holding Corp.[a,b]	83,687	2,544,922

		2,544,922

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEX FUND

July 31, 2011

Security	Shares	Value
INTERNET INFRASTRUCTURE SOFTWARE – 2.10%
TIBCO Software Inc.[a]	388,911	$10,127,243
Websense Inc.[a,b]	96,096	2,179,457

		12,306,700

INTERNET SECURITY – 5.82%
Symantec Corp.[a]	1,786,135	34,043,733

		34,043,733

INTERNET TELEPHONY – 0.10%
BroadSoft Inc.[a]	19,237	561,913

		561,913

TRANSACTIONAL SOFTWARE – 2.42%
ACI Worldwide Inc.[a]	80,378	2,906,468
Solera Holdings Inc.	169,911	9,494,627
Synchronoss Technologies Inc.[a]	61,012	1,784,601

		14,185,696

VIRTUAL REALITY PRODUCTS – 0.21%
RealD Inc.[a]	79,481	1,230,366

		1,230,366

TOTAL COMMON STOCKS
(Cost: $585,187,082)		584,847,881

SHORT-TERM INVESTMENTS – 8.10%

MONEY MARKET FUNDS – 8.10%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	43,212,733	43,212,733
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	3,700,202	3,700,202
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	454,514	454,514

		47,367,449

TOTAL SHORT-TERM INVESTMENTS
(Cost: $47,367,449)		47,367,449

Value
TOTAL INVESTMENTS IN SECURITIES – 108.05%
(Cost: $632,554,531)	$632,215,330

Other Assets, Less Liabilities – (8.05)%	(47,101,827)

NET ASSETS – 100.00%	$585,113,503

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.92%

BUILDING MATERIALS – 0.27%
Eagle Materials Inc.	48,176	$1,197,174
Martin Marietta Materials Inc.[a]	49,307	3,728,595
Texas Industries Inc.[a]	30,179	1,165,211

		6,090,980

COAL – 2.54%
Alpha Natural Resources Inc.[b]	244,907	10,459,978
Arch Coal Inc.	229,562	5,876,787
CONSOL Energy Inc.	245,006	13,132,321
Patriot Coal Corp.[a,b]	98,570	1,863,959
Peabody Energy Corp.	292,678	16,820,205
Walter Energy Inc.	67,344	8,254,354

		56,407,604

ENGINEERING & CONSTRUCTION – 0.23%
McDermott International Inc.[b]	253,611	5,115,334

		5,115,334

FOREST PRODUCTS & PAPER – 1.48%
AbitibiBowater Inc.[a,b]	87,199	1,593,998
Domtar Corp.	44,374	3,547,701
International Paper Co.	472,695	14,039,042
MeadWestvaco Corp.	183,439	5,712,290
Rock-Tenn Co. Class A	73,584	4,522,473
Temple-Inland Inc.	117,161	3,517,173

		32,932,677

GAS – 0.47%
Energen Corp.	77,943	4,583,828
Southern Union Co.	134,824	5,797,432

		10,381,260

MANUFACTURING – 0.17%
AptarGroup Inc.	72,701	3,711,386

		3,711,386

MINING – 16.13%
Agnico-Eagle Mines Ltd.	182,713	10,186,250
Alcoa Inc.	1,149,935	16,938,543
Allied Nevada Gold Corp.[a,b]	83,842	3,194,380
AuRico Gold Inc.[b]	186,500	2,262,245
Barrick Gold Corp.	1,080,337	51,391,631
Cameco Corp.	426,690	11,332,886
Coeur d’Alene Mines Corp.[b]	96,699	2,638,916
Compass Minerals International Inc.	35,511	2,796,136

Security	Shares	Value
Eldorado Gold Corp.[a]	593,439	$10,248,692
First Majestic Silver Corp.[b]	111,447	2,493,069
Freeport-McMoRan Copper & Gold Inc.	1,024,106	54,236,654
Globe Specialty Metals Inc.	65,885	1,520,626
Goldcorp Inc.	863,430	41,280,588
Hecla Mining Co.[b]	301,562	2,343,137
IAMGOLD Corp.	405,118	8,102,360
Ivanhoe Mines Ltd.[b]	325,712	8,543,426
Kinross Gold Corp.	1,227,754	20,061,500
Molycorp Inc.[a,b]	31,692	2,016,562
New Gold Inc.[b]	433,586	4,682,729
Newmont Mining Corp.	533,704	29,679,279
NovaGold Resources Inc.[a,b]	192,009	1,923,930
Pan American Silver Corp.	116,649	3,520,467
Royal Gold Inc.	58,776	3,767,542
Silver Standard Resources Inc.[b]	86,750	2,376,950
Silver Wheaton Corp.[a]	381,876	13,778,086
Silvercorp Metals Inc.	189,455	1,962,754
Stillwater Mining Co.[a,b]	62,484	956,005
Teck Resources Ltd. Class B	523,703	25,891,876
Thompson Creek Metals Co. Inc.[a,b]	180,794	1,634,378
Titanium Metals Corp.	97,234	1,729,793
Vulcan Materials Co.[a]	139,593	4,786,644
Yamana Gold Inc.	805,227	10,451,846

		358,729,880

OIL & GAS – 58.43%
Anadarko Petroleum Corp.	537,854	44,405,226
Apache Corp.	414,528	51,285,404
Atlas Energy Inc. Escrow[b,c]	84	8
Atwood Oceanics Inc.[a,b]	60,880	2,843,096
Berry Petroleum Co. Class A	48,985	2,809,290
Bill Barrett Corp.[a,b]	50,970	2,536,267
Brigham Exploration Co.[a,b]	126,630	4,026,834
Cabot Oil & Gas Corp.	112,933	8,366,077
Canadian Natural Resources Ltd.	1,185,538	47,765,326
Cenovus Energy Inc.	814,995	31,255,058
Chesapeake Energy Corp.	710,969	24,421,785
Chevron Corp.	1,608,788	167,346,128
Cimarex Energy Co.	92,475	8,148,897
Cobalt International Energy Inc.[b]	142,513	1,755,760
Comstock Resources Inc.[a,b]	51,552	1,644,509
Concho Resources Inc.[b]	111,759	10,458,407

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
ConocoPhillips	1,528,091	$110,007,271
Continental Resources Inc.[b]	52,654	3,611,538
CVR Energy Inc.[b]	34,177	917,652
Denbury Resources Inc.[a,b]	429,458	8,297,129
Devon Energy Corp.	457,292	35,988,880
Diamond Offshore Drilling Inc.	75,176	5,099,188
EnCana Corp.	794,980	23,284,964
Energy XXI (Bermuda) Ltd.[a,b]	80,538	2,642,452
EOG Resources Inc.	290,195	29,599,890
EQT Corp.	161,538	10,254,432
EXCO Resources Inc.	180,144	2,866,091
Exxon Mobil Corp.	2,006,128	160,068,953
Forest Oil Corp.[a,b]	122,719	3,190,694
Helmerich & Payne Inc.	115,642	7,985,080
Hess Corp.	326,882	22,411,030
HollyFrontier Corp.	93,461	7,046,025
Marathon Oil Corp.	769,812	23,841,078
Marathon Petroleum Corp.[b]	384,905	16,854,990
McMoRan Exploration Co.[a,b]	116,505	1,961,944
Murphy Oil Corp.	209,099	13,428,338
Nabors Industries Ltd.[b]	310,651	8,204,293
Newfield Exploration Co.[b]	142,963	9,638,566
Nexen Inc.[a]	569,726	13,274,616
Noble Corp.	272,599	10,050,725
Noble Energy Inc.	190,767	19,015,655
Oasis Petroleum Inc.[b]	46,032	1,359,785
Occidental Petroleum Corp.	878,771	86,277,737
Patterson-UTI Energy Inc.	167,059	5,434,429
Pengrowth Energy Corp.	354,138	4,586,087
Petrohawk Energy Corp.[b]	328,407	12,541,863
Pioneer Natural Resources Co.	126,217	11,736,919
Plains Exploration & Production Co.[b]	152,439	5,946,645
Precision Drilling Corp.[b]	298,229	5,138,486
QEP Resources Inc.	191,086	8,375,299
Quicksilver Resources Inc.[b]	127,484	1,803,899
Range Resources Corp.	173,657	11,315,490
Rosetta Resources Inc.[a,b]	57,241	2,963,367
Rowan Companies Inc.[b]	137,807	5,397,900
SandRidge Energy Inc.[a,b]	394,652	4,546,391
SM Energy Co.	68,798	5,183,929
Southwestern Energy Co.[b]	376,098	16,758,927
Suncor Energy Inc.	1,700,786	65,004,041
Sunoco Inc.	130,932	5,322,386

Security	Shares	Value
Swift Energy Co.[a,b]	45,872	$1,747,723
Talisman Energy Inc.	1,114,061	20,331,613
Tesoro Corp.[a,b]	155,504	3,777,192
Transocean Ltd.	345,472	21,267,256
Ultra Petroleum Corp.[b]	165,323	7,740,423
Unit Corp.[b]	43,184	2,591,472
Valero Energy Corp.	616,474	15,485,827
W&T Offshore Inc.	37,846	1,025,627
Whiting Petroleum Corp.[b]	127,691	7,482,693

		1,299,752,952

OIL & GAS SERVICES – 15.93%
Baker Hughes Inc.	469,865	36,358,154
Cameron International Corp.[b]	264,889	14,817,891
CARBO Ceramics Inc.	20,519	3,202,400
Complete Production Services Inc.[a,b]	75,877	2,950,098
Core Laboratories NVa	49,272	5,354,881
Dresser-Rand Group Inc.[a,b]	86,274	4,608,757
Dril-Quip Inc.[a,b]	37,211	2,623,748
Exterran Holdings Inc.[b]	69,203	1,278,871
FMC Technologies Inc.[a,b]	259,807	11,847,199
Halliburton Co.	989,182	54,137,931
Helix Energy Solutions Group Inc.[a,b]	114,641	2,244,671
Key Energy Services Inc.[a,b]	137,379	2,677,517
Lufkin Industries Inc.	32,934	2,683,462
National Oilwell Varco Inc.	457,374	36,850,623
Oceaneering International Inc.	117,353	5,069,650
Oil States International Inc.[a,b]	55,389	4,469,892
RPC Inc.	44,960	1,061,955
Schlumberger Ltd.	1,466,936	132,567,006
SEACOR Holdings Inc.	23,395	2,347,922
Superior Energy Services Inc.[a,b]	86,043	3,569,924
Tidewater Inc.	56,125	3,049,833
Weatherford International Ltd.[b]	805,664	17,660,155
World Fuel Services Corp.	76,481	2,877,980

		354,310,520

PACKAGING & CONTAINERS – 1.62%
Ball Corp.	181,574	7,045,071
Bemis Co. Inc.	113,926	3,600,062
Crown Holdings Inc.[a,b]	168,576	6,475,004
Graphic Packaging Holding Co.[b]	137,123	678,759
Greif Inc. Class A	33,670	2,055,553
Owens-Illinois Inc.[b]	177,346	4,109,107

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Packaging Corp. of America	108,348	$2,889,641
Sealed Air Corp.	173,205	3,729,104
Silgan Holdings Inc.	52,979	2,054,526
Sonoco Products Co.	107,827	3,455,855

		36,092,682

PIPELINES – 2.53%
El Paso Corp.	831,296	17,083,133
Spectra Energy Corp.	702,684	18,986,521
Williams Companies Inc. (The)	635,820	20,155,494

		56,225,148

TRANSPORTATION – 0.12%
Bristow Group Inc.	39,275	1,904,052
Overseas Shipholding Group Inc.[a]	29,019	706,322

		2,610,374

TOTAL COMMON STOCKS
(Cost: $1,875,483,246)		2,222,360,797

SHORT-TERM INVESTMENTS – 3.09%

MONEY MARKET FUNDS – 3.09%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	62,163,908	62,163,908
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	5,322,945	5,322,945
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	1,291,004	1,291,004

		68,777,857

TOTAL SHORT-TERM INVESTMENTS
(Cost: $68,777,857)		68,777,857

TOTAL INVESTMENTS IN SECURITIES – 103.01%
(Cost: $1,944,261,103)		2,291,138,654

Other Assets, Less Liabilities – (3.01)%		(66,897,096)

NET ASSETS – 100.00%		$2,224,241,558

a	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® PHLX SOX SEMICONDUCTOR SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.95%

COMPUTERS – MEMORY DEVICES – 4.11%
SanDisk Corp.[a]	159,631	$6,789,106

		6,789,106

ELECTRONIC COMPONENTS – SEMICONDUCTORS – 55.71%
Advanced Micro Devices Inc.[a,b]	673,356	4,942,433
Altera Corp.	266,179	10,881,398
Avago Technologies Ltd.	224,495	7,549,767
Broadcom Corp. Class Aa	398,660	14,778,326
Cree Inc.[a,b]	107,215	3,523,085
Intel Corp.	673,982	15,050,018
MEMC Electronic Materials Inc.[a]	225,659	1,674,390
Micron Technology Inc.[a]	743,693	5,481,017
NetLogic Microsystems Inc.[a]	66,900	2,311,395
NVIDIA Corp.[a]	378,527	5,235,028
Rubicon Technology Inc.[a,b]	22,533	331,686
STMicroelectronics NV NYS[b]	73,002	577,446
Texas Instruments Inc.	429,783	12,786,044
Xilinx Inc.	212,602	6,824,524

		91,946,557

SEMICONDUCTOR COMPONENTS/INTEGRATED CIRCUITS – 17.43%
Cirrus Logic Inc.[a,b]	64,856	984,514
Hittite Microwave Corp.[a,b]	30,691	1,718,389
Linear Technology Corp.	219,302	6,425,549
Marvell Technology Group Ltd.[a]	467,098	6,922,392
NXP Semiconductors NVa	245,577	4,857,513
Power Integrations Inc.	28,258	1,002,877
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	555,320	6,863,755

		28,774,989

SEMICONDUCTOR EQUIPMENT – 22.70%
Applied Materials Inc.	1,088,964	13,416,037
KLA-Tencor Corp.	164,438	6,547,921
Lam Research Corp.[a]	121,922	4,984,171
MKS Instruments Inc.	51,187	1,277,116
Novellus Systems Inc.[a,b]	87,465	2,714,914
Teradyne Inc.[a,b]	181,612	2,449,946
Varian Semiconductor Equipment Associates Inc.[a]	73,876	4,487,228

Security	Shares	Value
Veeco Instruments Inc.[a,b]	39,899	$1,587,581

		37,464,914

TOTAL COMMON STOCKS
(Cost: $215,669,136)		164,975,566

SHORT-TERM INVESTMENTS – 5.37%

MONEY MARKET FUNDS – 5.37%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	8,080,616	8,080,616
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	691,924	691,924
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	92,323	92,323

		8,864,863

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,864,863)		8,864,863

TOTAL INVESTMENTS IN SECURITIES – 105.32%
(Cost: $224,533,999)		173,840,429

Other Assets, Less Liabilities – (5.32)%		(8,786,580)

NET ASSETS – 100.00%		$165,053,849

NYS – New York Registered Shares

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.76%

ADVERTISING – 0.11%
Interpublic Group of Companies Inc. (The)	2,868	$28,135
Omnicom Group Inc.	1,439	67,518

		95,653

AEROSPACE & DEFENSE – 1.45%
AAR Corp.	388	11,384
Alliant Techsystems Inc.	194	12,655
Boeing Co. (The)	3,323	234,172
CAE Inc.	1,622	21,410
Curtiss-Wright Corp.	324	10,355
Esterline Technologies Corp.[a]	210	16,038
GenCorp Inc.[a,b]	1,120	6,339
General Dynamics Corp.	1,559	106,230
Goodrich Corp.	623	59,272
L-3 Communications Holdings Inc.	533	42,171
Lockheed Martin Corp.	1,382	104,659
Moog Inc. Class Aa,b	246	10,074
Northrop Grumman Corp.	1,355	81,991
Orbital Sciences Corp.[a,b]	502	8,695
Raytheon Co.	1,789	80,022
Rockwell Collins Inc.	812	44,733
Spirit AeroSystems Holdings Inc. Class Aa	656	13,442
Teledyne Technologies Inc.[a,b]	245	13,286
TransDigm Group Inc.[a]	141	12,700
Triumph Group Inc.	254	13,675
United Technologies Corp.	4,023	333,265

		1,236,568

AGRICULTURE – 1.68%
Altria Group Inc.	10,613	279,122
Archer-Daniels-Midland Co.	3,038	92,294
Bunge Ltd.	749	51,539
Lorillard Inc.	742	78,815
Monsanto Co.	2,772	203,686
Philip Morris International Inc.	9,088	646,793
Reynolds American Inc.	1,854	65,261
Tejon Ranch Co.[a]	232	7,445

		1,424,955

AIRLINES – 0.22%
Alaska Air Group Inc.[a]	265	16,197
AMR Corp.[a,b]	1,967	8,340

Security	Shares	Value
China Eastern Airlines Corp. Ltd. Class H SP ADR[a]	286	$7,067
China Southern Airlines Co. Ltd. Class H SP ADR[a]	276	8,967
Delta Air Lines Inc.[a]	4,226	33,343
LAN Airlines SA SP ADR	863	22,593
Southwest Airlines Co.	3,906	38,904
TAM SA SP ADR	533	10,378
United Continental Holdings Inc.[a,b]	1,742	31,565
US Airways Group Inc.[a]	951	5,934

		183,288

APPAREL – 0.51%
Carter’s Inc.[a,b]	380	12,730
Coach Inc.	1,509	97,421
Gildan Activewear Inc.	771	23,130
Guess? Inc.	380	14,485
Hanesbrands Inc.[a]	586	17,879
Nike Inc. Class B	1,465	132,070
Polo Ralph Lauren Corp.	337	45,518
Quiksilver Inc.[a,b]	1,253	6,591
Timberland Co. Class Aa	182	7,788
VF Corp.	440	51,392
Warnaco Group Inc. (The)[a]	156	8,315
Wolverine World Wide Inc.	352	13,330

		430,649

AUTO MANUFACTURERS – 1.61%
Ford Motor Co.[a]	18,756	229,011
General Motors Co.[a]	2,938	81,324
Honda Motor Co. Ltd. SP ADR	9,272	368,840
Navistar International Corp.[a]	334	17,138
Oshkosh Corp.[a]	545	13,527
Tata Motors Ltd. SP ADR	1,777	38,063
Toyota Motor Corp. SP ADR[b]	7,595	622,182

		1,370,085

AUTO PARTS & EQUIPMENT – 0.50%
Autoliv Inc.	518	34,271
BorgWarner Inc.[a]	590	46,976
Dana Holding Corp.[a]	619	10,319
Goodyear Tire & Rubber Co. (The)[a]	1,370	22,153
Johnson Controls Inc.	3,471	128,253
Lear Corp.	500	24,500
Magna International Inc. Class A	1,148	55,988

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Meritor Inc.[a]	725	$9,787
Modine Manufacturing Co.[a]	430	6,411
Superior Industries International Inc.	420	8,501
Tenneco Inc.[a,b]	387	15,457
TRW Automotive Holdings Corp.[a]	529	26,699
Visteon Corp.[a]	222	13,919
WABCO Holdings Inc.[a]	403	25,409

		428,643

BANKS – 9.08%
Allied Irish Banks PLC SP ADR[a,b]	633	1,089
Banco Bilbao Vizcaya Argentaria SA SP ADR	23,273	242,505
Banco de Chile SP ADR	189	16,288
Banco Latinoamericano de Comercio Exterior SA Class E	435	7,695
Banco Santander (Chile) SA SP ADR	222	20,642
Banco Santander SA SP ADR[b]	42,777	436,753
BancorpSouth Inc.	472	6,391
Bank of America Corp.	51,669	501,706
Bank of Hawaii Corp.	281	12,592
Bank of Ireland SP ADR[a]	5,449	7,847
Bank of Montreal New	3,207	201,528
Bank of New York Mellon Corp. (The)	6,289	157,917
Bank of Nova Scotia	5,450	309,342
Barclays PLC SP ADR	15,606	227,223
BB&T Corp.	3,427	88,005
Canadian Imperial Bank of Commerce	2,007	153,014
CapitalSource Inc.	1,918	12,390
City National Corp.	275	14,762
Comerica Inc.	935	29,948
Community Bank System Inc.	495	12,454
Credicorp Ltd.	306	29,896
Credit Suisse Group PLC SP ADR	5,491	197,347
Cullen/Frost Bankers Inc.	289	15,571
Deutsche Bank AGb	4,751	261,162
F.N.B. Corp.	949	9,490
First BanCorp (Puerto Rico)[a,b]	955	4,202
First Horizon National Corp.	1,264	11,363
HDFC Bank Ltd. SP ADR	2,940	102,194
HSBC Holdings PLC SP ADR	18,205	889,678
ICICI Bank Ltd. SP ADR	2,187	101,849
KB Financial Group Inc. SP ADR	2,019	100,163

Security	Shares	Value
KeyCorp	4,520	$36,341
Lloyds TSB Group PLC SP ADR[a]	51,370	142,809
M&T Bank Corp.	593	51,140
Mitsubishi UFJ Financial Group Inc. SP ADR	71,578	362,900
Mizuho Financial Group Inc. SP ADR[b]	54,431	177,445
National Bank of Greece SA SP ADR	26,754	35,048
PNC Financial Services Group Inc. (The)[c]	2,653	144,031
Regions Financial Corp.	6,291	38,312
Royal Bank of Canada[b]	7,261	390,134
Royal Bank of Scotland Group PLC SP ADR[a]	4,481	51,756
State Street Corp.	2,565	106,371
Sumitomo Mitsui Financial Group Inc. SP ADR	38,211	239,201
SunTrust Banks Inc.	2,643	64,727
Synovus Financial Corp.	2,787	5,100
TCF Financial Corp.	702	8,929
Toronto-Dominion Bank (The)	4,507	359,974
U.S. Bancorp	9,684	252,365
Valley National Bancorp	869	11,427
Webster Financial Corp.	495	10,108
Wells Fargo & Co.	25,445	710,933
Westpac Banking Corp. SP ADR[b]	3,069	344,833

		7,726,890

BEVERAGES – 2.39%
Anheuser-Busch InBev NV SP ADR	3,826	220,301
Brown-Forman Corp. Class B NVS	448	32,955
Coca-Cola Co. (The)	10,850	737,908
Coca-Cola Enterprises Inc.	1,749	49,164
Coca-Cola FEMSA SAB de CV SP ADR	198	19,067
Coca-Cola Hellenic Bottling Co. SA SP ADR[a]	1,001	25,886
Companhia de Bebidas das Americas-AmBev SP ADR	989	25,160
Compania Cervecerias Unidas SA SP ADR	183	10,387
Constellation Brands Inc. Class Aa	1,099	22,409
Cott Corp.[a]	883	7,320
Diageo PLC SP ADR	3,250	264,030
Dr Pepper Snapple Group Inc.	1,210	45,690
Embotelladora Andina SA Class A SP ADR	233	5,324
Embotelladora Andina SA Class B SP ADR	203	5,420
Molson Coors Brewing Co. Class B NVS	773	34,824

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
PepsiCo Inc.	8,098	$518,596
Vina Concha y Toro SA SP ADR	213	9,660

		2,034,101

BIOTECHNOLOGY – 0.02%
Charles River Laboratories International Inc.[a]	390	15,425
Enzo Biochem Inc.[a,b]	1,481	5,687

		21,112

BUILDING MATERIALS – 0.26%
Cemex SAB de CV SP ADR[a]	5,345	37,629
Comfort Systems USA Inc.	628	6,556
CRH PLC SP ADR	3,509	69,583
Eagle Materials Inc.	334	8,300
Lennox International Inc.	309	11,427
Martin Marietta Materials Inc.[b]	241	18,224
Masco Corp.	1,921	20,267
NCI Building Systems Inc.[a,b]	448	5,058
Owens Corning[a]	643	22,878
Quanex Building Products Corp.	388	6,080
Simpson Manufacturing Co. Inc.	219	6,198
Texas Industries Inc.	180	6,950

		219,150

CHEMICALS – 2.42%
Agrium Inc.	826	72,176
Air Products and Chemicals Inc.	963	85,447
Airgas Inc.	385	26,450
Albemarle Corp.	513	34,156
Arch Chemicals Inc.	196	9,236
Ashland Inc.	380	23,271
Cabot Corp.	414	16,187
Celanese Corp. Series A	847	46,695
CF Industries Holdings Inc.	373	57,934
Cytec Industries Inc.	308	17,248
Dow Chemical Co. (The)	5,928	206,709
E.I. du Pont de Nemours and Co.	4,657	239,463
Eastman Chemical Co.	368	35,545
Ecolab Inc.	1,162	58,100
Ferro Corp.[a,b]	650	8,463
FMC Corp.	392	34,327
Georgia Gulf Corp.[a]	228	4,569
H.B. Fuller Co.	408	9,327

Security	Shares	Value
Huntsman Corp.	1,059	$20,227
International Flavors & Fragrances Inc.	412	25,202
Intrepid Potash Inc.[a]	259	8,612
Lubrizol Corp.	341	45,899
LyondellBasell Industries NV Class A	1,730	68,266
Minerals Technologies Inc.	137	8,875
Mosaic Co. (The)	773	54,667
Olin Corp.	440	9,200
OM Group Inc.[a]	193	7,002
PolyOne Corp.	703	10,897
Potash Corp. of Saskatchewan	4,393	253,959
PPG Industries Inc.	809	68,118
Praxair Inc.	1,538	159,398
Rockwood Holdings Inc.[a]	299	18,081
RPM International Inc.	729	15,367
Sensient Technologies Corp.	352	13,066
Sherwin-Williams Co. (The)	449	34,649
Sinopec Shanghai Petrochemical Co. Ltd. Class H SP ADR	173	7,226
Sociedad Quimica y Minera de Chile SA Series B SP ADR	516	33,189
Solutia Inc.[a]	552	11,835
Syngenta AG SP ADR[b]	2,408	153,173
Valspar Corp. (The)	428	14,068
W.R. Grace & Co.[a]	389	19,621
Westlake Chemical Corp.	156	8,073
Zep Inc.	296	5,550

		2,059,523

COAL – 0.36%
Alpha Natural Resources Inc.[a]	1,208	51,594
Arch Coal Inc.	975	24,960
CONSOL Energy Inc.	1,176	63,034
Patriot Coal Corp.[a]	467	8,831
Peabody Energy Corp.	1,362	78,274
Walter Energy Inc.	325	39,835
Yanzhou Coal Mining Co. Ltd. Class H SP ADR	1,087	41,632

		308,160

COMMERCIAL SERVICES – 1.43%
Aaron’s Inc.	472	11,899
ABM Industries Inc.	272	6,120

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Advance America Cash Advance Centers Inc.	974	$6,867
Alliance Data Systems Corp.[a,b]	286	28,125
AMN Healthcare Services Inc.[a]	702	5,658
Arbitron Inc.	262	10,249
Chemed Corp.	198	12,040
Consolidated Graphics Inc.[a,b]	149	7,687
Convergys Corp.[a,b]	815	10,139
CoreLogic Inc.[a]	587	9,263
Corrections Corp. of America[a]	584	12,533
DeVry Inc.	322	20,009
Dollar Thrifty Automotive Group Inc.[a]	151	10,878
Equifax Inc.	660	22,678
FTI Consulting Inc.[a,b]	265	9,617
Gartner Inc.[a,b]	551	20,337
GEO Group Inc. (The)[a]	453	9,422
H&R Block Inc.	1,609	24,071
HealthSpring Inc.[a]	348	14,282
Hertz Global Holdings Inc.[a]	1,069	15,041
Hillenbrand Inc.	472	10,332
Iron Mountain Inc.	870	27,518
ITT Educational Services Inc.[a,b]	183	15,678
Korn/Ferry International[a,b]	391	8,422
Landauer Inc.	113	6,379
Lender Processing Services Inc.	572	10,771
Live Nation Entertainment Inc.[a]	1,194	13,253
Manpower Inc.	427	21,572
MasterCard Inc. Class A	545	165,271
MAXIMUS Inc.	340	13,134
McKesson Corp.	1,268	102,860
Midas Inc.[a,b]	734	4,008
Monster Worldwide Inc.[a,b]	748	8,782
Moody’s Corp.	1,052	37,462
New Oriental Education & Technology Group Inc. SP ADR[a]	181	23,119
PHH Corp.[a]	288	5,403
Quanta Services Inc.[a]	1,116	20,668
Robert Half International Inc.	775	21,219
Rollins Inc.	535	10,213
SAIC Inc.[a]	1,798	28,822
Service Corp. International	1,576	16,501
SFN Group Inc.[a]	633	8,811
Sotheby’s	420	17,787

Security	Shares	Value
Towers Watson & Co. Class A	264	$16,144
TrueBlue Inc.[a]	382	5,734
United Rentals Inc.[a]	380	8,744
Valassis Communications Inc.[a]	230	6,164
Viad Corp.	251	5,203
Visa Inc. Class A	2,698	230,787
Weight Watchers International Inc.	202	15,592
Western Union Co.	3,440	66,770

		1,220,038

COMPUTERS – 2.66%
Accenture PLC Class A	3,275	193,684
CGI Group Inc.[a]	1,590	34,153
CIBER Inc.[a,b]	1,139	5,718
Computer Sciences Corp.	762	26,883
Diebold Inc.	467	14,122
DST Systems Inc.	239	12,234
EMC Corp.[a]	10,595	276,318
FactSet Research Systems Inc.	265	24,404
Hewlett-Packard Co.	11,040	388,166
IHS Inc. Class Aa	251	18,496
International Business Machines Corp.	6,221	1,131,289
NCR Corp.[a]	1,020	20,349
Quantum Corp.[a]	2,217	5,831
Teradata Corp.[a]	924	50,783
Tyler Technologies Inc.[a]	633	16,135
Unisys Corp.[a]	265	5,504
Western Digital Corp.[a]	1,230	42,386

		2,266,455

COSMETICS & PERSONAL CARE – 1.42%
Avon Products Inc.	2,266	59,437
Colgate-Palmolive Co.	2,472	208,588
Estee Lauder Companies Inc. (The) Class A	612	64,205
Procter & Gamble Co. (The)	14,180	871,928

		1,204,158

DISTRIBUTION & WHOLESALE – 0.18%
Corporate Express NV SP ADR[d]	1,296	17,227
Genuine Parts Co.	794	42,209
Ingram Micro Inc. Class Aa	955	17,715
Owens & Minor Inc.	357	10,888
W.W. Grainger Inc.	275	40,802
Watsco Inc.	143	8,463

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
WESCO International Inc.[a]	256	$12,977

		150,281

DIVERSIFIED FINANCIAL SERVICES – 4.33%
Affiliated Managers Group Inc.[a]	285	29,734
American Express Co.	5,420	271,217
Ameriprise Financial Inc.	1,274	68,923
BlackRock Inc.[c]	507	90,479
Capital One Financial Corp.	2,331	111,422
Charles Schwab Corp. (The)	4,985	74,426
CIT Group Inc.[a]	1,000	39,740
Citigroup Inc.	14,770	566,282
Discover Financial Services	2,878	73,706
Doral Financial Corp.[a]	2,409	4,216
Eaton Vance Corp.	735	19,713
Federated Investors Inc. Class Bb	587	12,544
Franklin Resources Inc.	768	97,505
GAMCO Investors Inc. Class A	208	10,061
Goldman Sachs Group Inc. (The)	2,277	307,327
IntercontinentalExchange Inc.[a]	403	49,690
Invesco Ltd.	2,465	54,674
anvestment Technology Group Inc.[a,b]	339	4,126
Janus Capital Group Inc.	1,059	8,938
Jefferies Group Inc.	702	13,275
JPMorgan Chase & Co.	20,205	817,292
Lazard Ltd. Class A	614	20,630
Legg Mason Inc.	699	20,565
Morgan Stanley	7,081	157,552
National Financial Partners Corp.[a,b]	449	5,087
Nomura Holdings Inc. SP ADR	18,521	89,827
NYSE Euronext Inc.	1,376	46,041
ORIX Corp. SP ADR	1,116	60,521
Raymond James Financial Inc.	657	20,866
Ritchie Bros. Auctioneers Inc.[b]	641	17,557
Shinhan Financial Group Co. Ltd. SP ADR	1,197	114,936
SLM Corp.	2,726	42,498
Stifel Financial Corp.[a]	364	13,817
Student Loan Corp. (The) Escrow[a,d]	39	98
Teton Advisors Inc. Class Ba,d	3	50
UBS AGa,b	18,409	303,380
Waddell & Reed Financial Inc. Class A	564	20,699
Woori Finance Holdings Co. Ltd. SP ADR	626	24,714

		3,684,128

Security	Shares	Value
ELECTRIC – 2.99%
AES Corp. (The)[a]	4,066	$50,052
ALLETE Inc.	288	11,592
Alliant Energy Corp.	660	26,011
Ameren Corp.	1,081	31,154
American Electric Power Co. Inc.	2,335	86,068
Avista Corp.	499	12,580
Black Hills Corp.	383	11,444
Calpine Corp.[a]	1,967	31,964
CenterPoint Energy Inc.	2,080	40,726
Central Vermont Public Service Corp.	480	16,843
CH Energy Group Inc.	343	17,517
Cleco Corp.	465	16,145
CMS Energy Corp.	1,403	26,853
Consolidated Edison Inc.	1,368	71,957
Constellation Energy Group Inc.	912	35,413
Dominion Resources Inc.	2,857	138,422
DPL Inc.	596	18,029
DTE Energy Co.	748	37,280
Duke Energy Corp.	6,412	119,263
Dynegy Inc.[a]	756	4,324
Edison International	1,368	52,080
El Paso Electric Co.	524	17,528
Empire District Electric Co. (The)[b]	755	15,410
Empresa Nacional de Electricidad SA SP ADR	605	32,458
Enersis SA SP ADR	1,581	34,450
Entergy Corp.	847	56,580
Exelon Corp.	3,252	143,316
FirstEnergy Corp.	1,970	87,960
GenOn Energy Inc.[a]	4,048	15,747
Great Plains Energy Inc.	684	13,796
Hawaiian Electric Industries Inc.	656	15,350
Huaneng Power International Inc. Class H SP ADR	656	12,884
IDACORP Inc.	336	13,175
Integrys Energy Group Inc.	509	25,557
Korea Electric Power Corp. SP ADR[a]	2,278	27,518
MDU Resources Group Inc.	993	21,409
National Grid PLC SP ADR[b]	3,749	184,413
NextEra Energy Inc.	2,048	113,152
Northeast Utilities	964	32,776
NRG Energy Inc.[a]	1,258	30,846

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
NSTAR	541	$23,983
NV Energy Inc.	1,275	18,921
OGE Energy Corp.	613	30,675
Pepco Holdings Inc.	1,254	23,425
PG&E Corp.	1,894	78,468
Pinnacle West Capital Corp.	558	23,631
PNM Resources Inc.	683	10,259
PPL Corp.	2,569	71,675
Progress Energy Inc.	1,423	66,511
Public Service Enterprise Group Inc.	2,454	80,368
SCANA Corp.	541	21,202
Southern Co.	4,105	162,312
TECO Energy Inc.	1,277	23,663
TransAlta Corp.	1,314	29,092
UIL Holdings Corp.	454	14,496
UniSource Energy Corp.	288	10,604
Westar Energy Inc.	663	17,112
Wisconsin Energy Corp.	1,121	34,359
Xcel Energy Inc.	2,265	54,360

		2,545,158

ELECTRICAL COMPONENTS & EQUIPMENT – 0.52%
AMETEK Inc.	869	36,933
Belden Inc.	270	9,950
Emerson Electric Co.	3,802	186,640
Energizer Holdings Inc.[a]	367	29,595
General Cable Corp.[a,b]	342	13,601
GrafTech International Ltd.[a]	483	9,303
Hitachi Ltd. SP ADR	2,297	142,115
Hubbell Inc. Class B	288	17,127

		445,264

ELECTRONICS – 1.02%
Advantest Corp. SP ADR	829	14,665
Agilent Technologies Inc.[a]	1,789	75,424
Amphenol Corp. Class A	920	44,979
Arrow Electronics Inc.[a,b]	656	22,796
AU Optronics Corp. SP ADR	4,223	23,269
Avnet Inc.[a]	843	24,700
AVX Corp.	429	5,972
Brady Corp. Class A	254	7,518
Celestica Inc.[a]	1,346	11,818
Checkpoint Systems Inc.[a,b]	483	7,583
CTS Corp.	745	7,323

Security	Shares	Value
Dolby Laboratories Inc. Class Aa,b	240	$10,166
Imax Corp.[a]	274	5,195
Jabil Circuit Inc.	1,155	21,148
Koninklijke Philips Electronics NV NYS	5,151	127,590
Kyocera Corp. SP ADR	866	92,766
LG Display Co. Ltd. SP ADR	2,337	30,007
Mettler-Toledo International Inc.[a,b]	177	27,401
Park Electrochemical Corp.	260	6,802
PerkinElmer Inc.	701	17,147
TE Connectivity Ltd.	2,335	80,394
Thermo Fisher Scientific Inc.[a]	1,952	117,296
Thomas & Betts Corp.[a]	307	14,976
Vishay Intertechnology Inc.[a]	914	12,586
Vishay Precision Group Inc.[a]	300	5,115
Waters Corp.[a]	487	42,802
Watts Water Technologies Inc. Class A	176	5,901

		863,339

ENERGY – ALTERNATE SOURCES – 0.05%
Covanta Holding Corp.	863	14,913
Headwaters Inc.[a]	1,207	2,764
LDK Solar Co. Ltd. SP ADR[a,b]	550	3,707
Suntech Power Holdings Co. Ltd. SP ADR[a]	729	5,351
Trina Solar Ltd. SP ADR[a,b]	368	6,591
Yingli Green Energy Holding Co. Ltd. SP ADR[a]	715	5,176

		38,502

ENGINEERING & CONSTRUCTION – 0.63%
ABB Ltd. SP ADR[a]	11,916	285,269
AECOM Technology Corp.[a,b]	609	15,067
Chicago Bridge & Iron Co. NV	411	16,954
Dycom Industries Inc.[a,b]	564	9,611
EMCOR Group Inc.[a,b]	449	12,536
Empresas ICA SAB de CV SP ADR[a]	1,131	9,172
Fluor Corp.	882	56,033
Granite Construction Inc.	197	4,606
Grupo Aeroportuario del Sureste SAB de CV Series B SP ADR	150	8,943
Jacobs Engineering Group Inc.[a]	657	25,715
KBR Inc.	771	27,486
McDermott International Inc.[a]	1,438	29,004
Shaw Group Inc. (The)[a]	503	13,018

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
URS Corp.[a]	453	$18,496

		531,910

ENTERTAINMENT – 0.09%
Bally Technologies Inc.[a,b]	353	13,919
International Game Technology	1,468	27,290
Pinnacle Entertainment Inc.[a,b]	526	7,590
Regal Entertainment Group Class A	631	8,070
Six Flags Entertainment Corp.	250	8,803
Vail Resorts Inc.	241	11,026

		76,698

ENVIRONMENTAL CONTROL – 0.23%
Calgon Carbon Corp.[a]	529	7,877
Darling International Inc.[a]	479	8,085
Mine Safety Appliances Co.	257	8,769
Nalco Holding Co.	748	26,442
Republic Services Inc.	1,757	51,006
Waste Connections Inc.	725	23,374
Waste Management Inc.	2,282	71,860

		197,413

FOOD – 2.01%
Campbell Soup Co.	1,068	35,297
ConAgra Foods Inc.	2,229	57,085
Corn Products International Inc.	478	24,325
Cosan Ltd. Class A	1,210	14,919
Dean Foods Co.[a]	871	9,598
Flowers Foods Inc.	868	19,027
General Mills Inc.	3,093	115,524
H.J. Heinz Co.	1,622	85,382
Hershey Co. (The)	780	44,023
Hormel Foods Corp.	678	19,642
J.M. Smucker Co. (The)	611	47,609
Kellogg Co.	1,227	68,442
Kraft Foods Inc. Class A	8,324	286,179
Kroger Co. (The)	2,880	71,626
McCormick & Co. Inc. NVS	576	28,022
Ralcorp Holdings Inc.[a]	288	24,912
Ruddick Corp.	325	13,618
Safeway Inc.	1,806	36,427
Sara Lee Corp.	3,233	61,783
Smithfield Foods Inc.[a]	918	20,214
SUPERVALU Inc.[b]	1,167	10,036
Sysco Corp.	3,002	91,831

Security	Shares	Value
TreeHouse Foods Inc.[a]	237	$12,239
Tyson Foods Inc. Class A	1,749	30,712
Unilever NV NYS	7,993	259,613
Unilever PLC SP ADR	6,780	217,367
Weis Markets Inc.	181	7,274

		1,712,726

FOREST PRODUCTS & PAPER – 0.38%
Buckeye Technologies Inc.	372	10,003
Clearwater Paper Corp.[a]	104	7,867
Domtar Corp.	229	18,309
Fibria Celulose SA SP ADR	817	9,771
International Paper Co.	2,150	63,855
MeadWestvaco Corp.	932	29,022
Neenah Paper Inc.	419	8,460
P.H. Glatfelter Co.	553	8,345
Plum Creek Timber Co. Inc.[b]	796	30,423
Rayonier Inc.	405	26,102
Rock-Tenn Co. Class A	299	18,376
Sappi Ltd. SP ADR[a]	3,008	13,386
Schweitzer-Mauduit International Inc.	142	7,968
Temple-Inland Inc.	655	19,663
Weyerhaeuser Co.	2,794	55,852

		327,402

GAS – 0.36%
AGL Resources Inc.	353	14,402
Atmos Energy Corp.	355	11,868
Energen Corp.	263	15,467
Laclede Group Inc. (The)	480	17,880
National Fuel Gas Co.	403	29,169
New Jersey Resources Corp.	219	9,551
Nicor Inc.	317	17,340
NiSource Inc.	1,147	23,089
Northwest Natural Gas Co.	195	8,699
Piedmont Natural Gas Co.	426	12,426
Sempra Energy	991	50,234
South Jersey Industries Inc.	255	12,877
Southern Union Co.	633	27,219
Southwest Gas Corp.	472	17,601
UGI Corp.	563	17,059
Vectren Corp.	406	10,722
WGL Holdings Inc.	255	9,897

		305,500

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
HAND & MACHINE TOOLS – 0.19%
Kennametal Inc.	451	$17,783
Nidec Corp. SP ADR	2,497	62,025
Regal Beloit Corp.	219	13,278
Snap-on Inc.	310	17,627
Stanley Black & Decker Inc.	833	54,786

		165,499

HEALTH CARE – PRODUCTS – 2.62%
Alere Inc.[a]	543	16,013
Baxter International Inc.	2,924	170,089
Becton, Dickinson and Co.	1,012	84,613
Boston Scientific Corp.[a]	7,606	54,459
C.R. Bard Inc.	411	40,557
Cantel Medical Corp.	410	10,221
CareFusion Corp.[a]	963	25,414
Cooper Companies Inc. (The)	277	21,188
Covidien PLC	2,517	127,838
Edwards Lifesciences Corp.[a]	571	40,741
Fresenius Medical Care AG & Co. KGaA SP ADR	989	76,094
Haemonetics Corp.[a,b]	150	9,825
Hill-Rom Holdings Inc.	371	13,835
Invacare Corp.	225	6,746
Johnson & Johnson	13,910	901,229
Kinetic Concepts Inc.[a]	334	22,358
Luxottica Group SpA SP ADR	863	27,219
Medtronic Inc.	5,508	198,563
Mindray Medical International Ltd. SP ADR[b]	495	13,405
Nordion Inc.	593	6,031
ResMed Inc.[a,b]	862	26,110
Smith & Nephew PLC SP ADR[b]	922	48,857
St. Jude Medical Inc.	1,677	77,980
Steris Corp.	357	12,491
Stryker Corp.	1,517	82,434
Symmetry Medical Inc.[a,b]	736	7,088
Varian Medical Systems Inc.[a,b]	639	40,104
West Pharmaceutical Services Inc.	220	9,651
Zimmer Holdings Inc.[a]	958	57,499

		2,228,652

HEALTH CARE – SERVICES – 1.07%
Aetna Inc.	1,920	79,661
AMERIGROUP Corp.[a,b]	201	11,055

Security	Shares	Value
Assisted Living Concepts Inc. Class A	490	$7,678
Brookdale Senior Living Inc.[a]	405	8,663
Centene Corp.[a]	384	12,599
Community Health Systems Inc.[a]	528	13,644
Covance Inc.[a]	331	18,950
Coventry Health Care Inc.[a]	790	25,280
DaVita Inc.[a]	486	40,600
HCA Holdings Inc.[a]	529	14,114
Health Management Associates Inc. Class Aa	1,528	14,516
Health Net Inc.[a]	587	16,506
HealthSouth Corp.[a]	594	14,494
Humana Inc.	845	63,020
Laboratory Corp. of America Holdings[a]	469	42,566
MEDNAX Inc.[a]	269	18,335
Molina Healthcare Inc.[a]	292	6,614
Quest Diagnostics Inc.	774	41,804
Sunrise Senior Living Inc.[a,b]	495	4,366
Tenet Healthcare Corp.[a]	2,859	15,896
UnitedHealth Group Inc.	5,620	278,921
Universal Health Services Inc. Class B	491	24,373
WellCare Health Plans Inc.[a]	179	7,849
WellPoint Inc.	1,853	125,170

		906,674

HOLDING COMPANIES – DIVERSIFIED – 0.04%
Leucadia National Corp.	1,014	34,141

		34,141

HOME BUILDERS – 0.12%
D.R. Horton Inc.	1,399	16,620
Gafisa SA SP ADR	920	8,804
KB Home[b]	495	4,203
Lennar Corp. Class A	863	15,266
NVR Inc.[a]	28	19,043
Pulte Group Inc.[a]	1,668	11,459
Thor Industries Inc.	219	5,416
Toll Brothers Inc.[a]	732	14,611
Winnebago Industries Inc.[a,b]	512	4,296

		99,718

HOME FURNISHINGS – 0.39%
Furniture Brands International Inc.[a,b]	1,193	4,808
Harman International Industries Inc.	403	16,765
Panasonic Corp. SP ADR	11,558	136,962

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Sony Corp. SP ADR	5,046	$126,655
Tempur-Pedic International Inc.[a]	312	22,467
Whirlpool Corp.	384	26,584

		334,241

HOUSEHOLD PRODUCTS & WARES – 0.40%
ACCO Brands Corp.[a,b]	666	5,708
American Greetings Corp. Class A	423	9,378
Avery Dennison Corp.	496	15,649
Church & Dwight Co. Inc.	712	28,722
Clorox Co. (The)	648	46,390
Ennis Inc.	449	7,875
Fortune Brands Inc.	794	47,807
Jarden Corp.	535	16,580
Kimberly-Clark Corp.	1,943	126,994
Scotts Miracle-Gro Co. (The) Class A	204	10,294
Tupperware Brands Corp.	372	23,246

		338,643

HOUSEWARES – 0.04%
Newell Rubbermaid Inc.	1,571	24,382
Toro Co. (The)	255	13,727

		38,109

INSURANCE – 4.22%
ACE Ltd.	1,629	109,110
Aegon NV SP ADR[a]	8,962	51,173
Aflac Inc.	2,379	109,577
Alleghany Corp.[a]	48	15,812
Allstate Corp. (The)	2,496	69,189
American Financial Group Inc.	456	15,495
American International Group Inc.[a]	2,225	63,858
Aon Corp.	1,460	70,255
Arthur J. Gallagher & Co.	587	16,506
Aspen Insurance Holdings Ltd.	517	13,390
Assurant Inc.	529	18,843
Assured Guaranty Ltd.	933	13,202
Aviva PLC SP ADR	7,100	93,720
Axis Capital Holdings Ltd.	696	22,182
Berkshire Hathaway Inc. Class Ba	9,458	701,500
Brown & Brown Inc.	506	11,036
China Life Insurance Co. Ltd. Class H SP ADR	2,550	127,602
Chubb Corp. (The)	1,387	86,660
CIGNA Corp.	1,368	68,085

Security	Shares	Value
CNO Financial Group Inc.[a]	1,573	$11,562
Delphi Financial Group Inc. Class A	320	8,614
Endurance Specialty Holdings Ltd.	318	12,955
Everest Re Group Ltd.	265	21,762
FBL Financial Group Inc. Class A	217	6,831
Fidelity National Financial Inc. Class A	1,336	21,777
First American Financial Corp.	852	13,624
Genworth Financial Inc. Class Aa	2,610	21,715
Hanover Insurance Group Inc. (The)	273	9,885
Hartford Financial Services Group Inc. (The)	2,262	52,976
HCC Insurance Holdings Inc.	610	18,379
Horace Mann Educators Corp.	506	7,367
ING Groep NV SP ADR[a,b]	19,855	213,243
Kingsway Financial Services Inc.[a]	1,270	1,168
Lincoln National Corp.	1,648	43,672
Loews Corp.	1,663	66,304
Manulife Financial Corp.	9,281	147,475
Markel Corp.[a]	44	17,619
Marsh & McLennan Companies Inc.	2,660	78,443
MBIA Inc.[a,b]	644	5,925
Mercury General Corp.	242	8,988
MetLife Inc.	4,207	173,370
MGIC Investment Corp.[a]	920	3,662
Montpelier Re Holdings Ltd.	610	10,529
Old Republic International Corp.	1,479	15,441
PartnerRe Ltd.	359	23,988
Platinum Underwriters Holdings Ltd.	334	11,473
Primus Guaranty Ltd.[a,b]	1,599	10,090
Principal Financial Group Inc.	1,539	42,523
ProAssurance Corp.[a,b]	196	13,651
Progressive Corp. (The)	3,257	64,098
Protective Life Corp.	544	11,565
Prudential Financial Inc.	2,441	143,238
Prudential PLC SP ADR	6,612	148,902
Reinsurance Group of America Inc.	337	19,617
RenaissanceRe Holdings Ltd.	294	20,459
RLI Corp.	208	13,135
StanCorp Financial Group Inc.	267	8,880
Sun Life Financial Inc.	2,921	80,912
Torchmark Corp.	624	25,203
Transatlantic Holdings Inc.	335	17,155
Travelers Companies Inc. (The)	2,008	110,701

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Unitrin Inc.	365	$10,282
Unum Group	1,622	39,561
W.R. Berkley Corp.	664	20,445
White Mountains Insurance Group Ltd.	35	14,749
Willis Group Holdings PLC	940	38,484
XL Group PLC	1,664	34,145

		3,593,737

INTERNET – 0.07%
AOL Inc.[a]	684	11,751
Giant Interactive Group Inc. SP ADR	1,211	9,312
Rackspace Hosting Inc.[a]	621	24,840
Youku.com Inc. SP ADR[a]	347	12,808

		58,711

INVESTMENT COMPANIES – 0.01%
Arlington Asset Investment Corp. Class A	451	12,664

		12,664

IRON & STEEL – 0.68%
AK Steel Holding Corp.	678	8,238
Allegheny Technologies Inc.	470	27,349
ArcelorMittal Class A NYS	4,704	146,529
Carpenter Technology Corp.	313	17,979
Cliffs Natural Resources Inc.	713	64,042
Companhia Siderurgica Nacional SA SP ADR	4,226	44,880
Mechel OAO SP ADR	403	10,027
Nucor Corp.	1,439	55,963
POSCO SP ADR	1,383	151,853
Reliance Steel & Aluminum Co.	407	19,133
United States Steel Corp.	771	30,832

		576,825

LEISURE TIME – 0.21%
Carnival Corp.	2,093	69,697
Harley-Davidson Inc.	1,256	54,498
Polaris Industries Inc.	194	22,999
Royal Caribbean Cruises Ltd.[a]	723	22,138
WMS Industries Inc.[a]	334	9,208

		178,540

LODGING – 0.40%
Choice Hotels International Inc.	137	4,177
Gaylord Entertainment Co.[a]	289	8,479
InterContinental Hotels Group PLC SP ADR	1,365	26,986

Security	Shares	Value
Las Vegas Sands Corp.[a]	2,497	$117,808
Marcus Corp.	836	8,093
Marriott International Inc. Class A	1,622	52,715
MGM Resorts International[a]	1,667	25,188
Orient-Express Hotels Ltd. Class Aa	658	6,508
Starwood Hotels & Resorts Worldwide Inc.	977	53,696
Wyndham Worldwide Corp.	981	33,933

		337,583

MACHINERY – 0.97%
AGCO Corp.[a]	472	22,382
Applied Industrial Technologies Inc.	334	10,661
Babcock & Wilcox Co. (The)[a]	738	18,435
Briggs & Stratton Corp.	339	5,811
Cascade Corp.	104	5,199
Caterpillar Inc.	3,011	297,457
CNH Global NVa	160	6,102
Cummins Inc.	910	95,441
Deere & Co.	2,152	168,954
Flowserve Corp.	285	28,323
Gardner Denver Inc.	298	25,416
Graco Inc.	380	16,693
IDEX Corp.	466	19,330
Kadant Inc.[a,b]	307	8,077
Manitowoc Co. Inc. (The)	908	12,703
Rockwell Automation Inc.	714	51,237
Terex Corp.[a]	604	13,415
Wabtec Corp.	289	18,646

		824,282

MACHINERY – DIVERSIFIED – 0.06%
Kubota Corp. SP ADR	1,208	54,674

		54,674

MANUFACTURING – 3.66%
3M Co.	3,297	287,301
A.O. Smith Corp.	247	10,243
Acuity Brands Inc.	236	11,491
Ameron International Corp.	96	8,169
AptarGroup Inc.	357	18,225
Barnes Group Inc.[b]	384	9,350
Blount International Inc.[a,b]	518	8,614
Brink’s Co. (The)	288	8,594
Carlisle Companies Inc.	299	12,926
CLARCOR Inc.	311	13,703

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Cooper Industries PLC	828	$43,313
Crane Co.	357	16,536
Danaher Corp.	2,727	133,923
Donaldson Co. Inc.	406	22,484
Dover Corp.	942	56,963
Eastman Kodak Co.[a,b]	1,870	4,488
Eaton Corp.	1,771	84,919
EnPro Industries Inc.[a,b]	219	10,126
General Electric Co.	54,422	974,698
Harsco Corp.	387	10,608
Hexcel Corp.[a,b]	662	15,848
Honeywell International Inc.	3,584	190,310
Illinois Tool Works Inc.	2,157	107,419
Ingersoll-Rand PLC	1,664	62,267
ITT Corp.	886	47,259
Leggett & Platt Inc.	863	18,727
Myers Industries Inc.	475	5,652
Pall Corp.	610	30,244
Parker Hannifin Corp.	791	62,505
Pentair Inc.	510	18,773
Polypore International Inc.[a]	196	13,328
Roper Industries Inc.	495	40,407
Siemens AG SP ADR	4,409	561,222
SPX Corp.	253	19,036
Teleflex Inc.	219	13,190
Textron Inc.	1,426	32,983
Tredegar Corp.	265	5,051
Trinity Industries Inc.	476	14,180
Tyco International Ltd.	2,366	104,790

		3,109,865

MEDIA – 1.81%
A.H. Belo Corp. Class A	853	5,459
Belo Corp. Class Aa	784	5,480
Cablevision NY Group Class A	1,277	31,108
CBS Corp. Class B NVS	3,148	86,161
Entravision Communications Corp. Class Aa	2,194	4,234
Gannett Co. Inc.	1,263	16,116
Grupo Televisa SA SP ADR	2,849	63,219
John Wiley & Sons Inc. Class A	311	15,569
McGraw-Hill Companies Inc. (The)	1,564	65,062
Meredith Corp.[b]	261	7,791
Nielsen Holdings NVa	273	8,179

Security	Shares	Value
Pearson PLC SP ADR	4,305	$82,010
Promotora de Informaciones SA SP ADR[a]	1,529	14,021
Reed Elsevier NV SP ADR	1,977	52,825
Reed Elsevier PLC SP ADR	1,615	58,786
Rogers Communications Inc. Class B	2,105	80,327
Scripps Networks Interactive Inc. Class A	414	19,185
Shaw Communications Inc. Class B	1,966	44,314
Thomson Reuters Corp.	1,921	66,140
Time Warner Cable Inc.	1,671	122,501
Time Warner Inc.	5,645	198,478
Viacom Inc. Class B NVS	2,740	132,671
Walt Disney Co. (The)	8,989	347,155
Washington Post Co. (The) Class B	25	10,058

		1,536,849

METAL FABRICATE & HARDWARE – 0.34%
CIRCOR International Inc.	204	8,823
Commercial Metals Co.	662	9,606
Kaydon Corp.	211	7,522
Mueller Water Products Inc. Class A	1,467	4,797
Precision Castparts Corp.	719	116,032
Sims Metal Management Ltd. SP ADR	886	16,205
Sterlite Industries (India) Ltd. SP ADR	1,984	29,304
Tenaris SA SP ADR[b]	1,231	54,410
Timken Co. (The)	451	19,695
Valmont Industries Inc.	127	12,364
Worthington Industries Inc.	495	10,380

		289,138

MINING – 4.51%
Agnico-Eagle Mines Ltd.	880	49,060
Alcoa Inc.	5,206	76,684
Alumina Ltd. SP ADR	3,508	33,326
Aluminum Corp. of China Ltd. Class H SP ADR[b]	884	18,882
AMCOL International Corp.	213	6,531
AngloGold Ashanti Ltd. SP ADR	1,944	81,531
AuRico Gold Inc.[a]	886	10,747
Barrick Gold Corp.	5,112	243,178
BHP Billiton Ltd. SP ADR[b]	8,579	785,407
BHP Billiton PLC SP ADR	5,630	423,095
Cameco Corp.	2,009	53,359
Coeur d’Alene Mines Corp.[a]	527	14,382

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Compania de Minas Buenaventura SA SP ADR	858	$35,127
Compass Minerals International Inc.	185	14,567
Eldorado Gold Corp.	2,906	50,187
First Majestic Silver Corp.[a]	517	11,565
Freeport-McMoRan Copper & Gold Inc.	4,836	256,115
Gold Fields Ltd. SP ADR	3,397	52,959
Goldcorp Inc.	4,076	194,874
Harmony Gold Mining Co. Ltd. SP ADR	1,854	25,177
Hecla Mining Co.[a]	1,860	14,452
IAMGOLD Corp.	2,059	41,180
Ivanhoe Mines Ltd.[a]	1,612	42,283
Kinross Gold Corp.	5,733	93,677
Molycorp Inc.[a,b]	277	17,626
Newmont Mining Corp.	2,421	134,632
Rio Tinto PLC SP ADR	7,214	512,050
RTI International Metals Inc.[a,b]	249	7,985
Silver Wheaton Corp.	1,887	68,083
Southern Copper Corp.	1,125	38,430
Stillwater Mining Co.[a]	438	6,701
Teck Resources Ltd. Class B	2,466	121,919
Thompson Creek Metals Co. Inc.[a,b]	771	6,970
Titanium Metals Corp.	443	7,881
Vale SA SP ADR	6,769	219,586
Vulcan Materials Co.[b]	579	19,854
Yamana Gold Inc.	3,884	50,414

		3,840,476

MISCELLANEOUS – MANUFACTURING – 0.01%
John Bean Technologies Corp.	416	7,347

		7,347

OFFICE & BUSINESS EQUIPMENT – 0.44%
Canon Inc. SP ADR	5,817	281,077
Pitney Bowes Inc.	1,149	24,761
Xerox Corp.	7,236	67,512

		373,350

OFFICE FURNISHINGS – 0.01%
Steelcase Inc. Class A	842	8,361

		8,361

OIL & GAS – 13.75%
Anadarko Petroleum Corp.	2,561	211,436
Apache Corp.	1,938	239,769
Atwood Oceanics Inc.[a,b]	379	17,699

Security	Shares	Value
Baytex Energy Corp.	647	$36,083
Berry Petroleum Co. Class A	343	19,671
BP PLC SP ADR	15,945	724,541
Cabot Oil & Gas Corp.	597	44,226
Canadian Natural Resources Ltd.	5,576	224,657
Cenovus Energy Inc.	3,807	145,998
Chesapeake Energy Corp.	3,348	115,004
Chevron Corp.	10,208	1,061,836
China Petroleum & Chemical Corp. Class H SP ADR	871	86,238
Cimarex Energy Co.	455	40,095
CNOOC Ltd. SP ADR	776	172,513
Comstock Resources Inc.[a]	278	8,868
Concho Resources Inc.[a]	532	49,785
ConocoPhillips	6,704	482,621
Continental Resources Inc.[a]	251	17,216
CVR Energy Inc.[a]	433	11,626
Denbury Resources Inc.[a,b]	2,220	42,890
Devon Energy Corp.	2,036	160,233
Diamond Offshore Drilling Inc.[b]	335	22,723
Ecopetrol SA SP ADR	990	41,828
EnCana Corp.	3,863	113,147
Eni SpA SP ADR	6,688	289,457
Ensco International PLC SP ADR	1,139	60,652
EOG Resources Inc.	1,358	138,516
EQT Corp.	750	47,610
EXCO Resources Inc.	1,064	16,928
Exxon Mobil Corp.	25,128	2,004,963
Forest Oil Corp.[a]	652	16,952
Goodrich Petroleum Corp.[a,b]	270	5,354
Helmerich & Payne Inc.	552	38,116
Hess Corp.	1,555	106,611
HollyFrontier Corp.	577	43,500
Marathon Oil Corp.	3,648	112,979
Marathon Petroleum Corp.[a]	3,013	131,939
McMoRan Exploration Co.[a]	782	13,169
Murphy Oil Corp.	997	64,027
Nabors Industries Ltd.[a]	1,507	39,800
Newfield Exploration Co.[a]	725	48,880
Nexen Inc.	2,835	66,056
Noble Corp.	1,302	48,005
Noble Energy Inc.	851	84,828
Occidental Petroleum Corp.	4,133	405,778

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Parker Drilling Co.[a]	1,208	$7,659
Penn Virginia Corp.	385	5,051
Penn West Petroleum Ltd.	2,203	49,149
Petrobras Energia SA SP ADR	311	6,096
PetroChina Co. Ltd. Class H SP ADR	1,091	155,173
Petrohawk Energy Corp.[a]	1,639	62,593
Petroleo Brasileiro SA SP ADR	8,443	286,809
Pioneer Natural Resources Co.	574	53,376
Plains Exploration & Production Co.[a]	821	32,027
Precision Drilling Corp.[a]	1,783	30,721
QEP Resources Inc.	964	42,252
Quicksilver Resources Inc.[a]	820	11,603
Range Resources Corp.	803	52,323
Rowan Companies Inc.[a]	644	25,225
Royal Dutch Shell PLC Class A SP ADR	9,044	665,277
Royal Dutch Shell PLC Class B SP ADR	6,924	509,953
SandRidge Energy Inc.[a,b]	1,874	21,588
Sasol Ltd. SP ADR	2,490	124,873
Seadrill Ltd.	1,613	56,068
SM Energy Co.	372	28,030
Southwestern Energy Co.[a,b]	1,806	80,475
Statoil ASA SP ADR	5,459	134,128
Stone Energy Corp.[a,b]	385	12,497
Suncor Energy Inc.	8,084	308,970
Sunoco Inc.	654	26,585
Swift Energy Co.[a,b]	301	11,468
Talisman Energy Inc.	5,406	98,659
Tesoro Corp.[a]	802	19,481
Total SA SP ADR	11,311	611,586
Transocean Ltd.	1,622	99,850
Ultra Petroleum Corp.[a]	815	38,158
Unit Corp.[a]	265	15,903
VAALCO Energy Inc.[a,b]	1,303	8,678
Valero Energy Corp.	2,936	73,752
W&T Offshore Inc.	380	10,298
Whiting Petroleum Corp.[a]	623	36,508
YPF SA SP ADR	244	10,387

		11,698,052

OIL & GAS SERVICES – 2.04%
Baker Hughes Inc.	2,198	170,081
Cameron International Corp.[a]	1,257	70,317
CARBO Ceramics Inc.	82	12,798

Security	Shares	Value
Compagnie Generale de Geophysique-Veritas SP ADR[a,b]	766	$25,799
Complete Production Services Inc.[a]	486	18,896
Core Laboratories NVb	208	22,605
Dresser-Rand Group Inc.[a,b]	391	20,887
Dril-Quip Inc.[a,b]	218	15,371
Exterran Holdings Inc.[a]	381	7,041
FMC Technologies Inc.[a]	1,257	57,319
Halliburton Co.	4,634	253,619
Helix Energy Solutions Group Inc.[a]	629	12,316
ION Geophysical Corp.[a]	868	8,802
Key Energy Services Inc.[a]	621	12,103
National Oilwell Varco Inc.	2,151	173,306
Newpark Resources Inc.[a,b]	799	7,423
Oceaneering International Inc.	666	28,771
Oil States International Inc.[a,b]	311	25,098
Schlumberger Ltd.	6,950	628,072
SEACOR Holdings Inc.	118	11,842
Superior Energy Services Inc.[a,b]	511	21,201
Tetra Technologies Inc.[a]	601	7,735
Tidewater Inc.	280	15,215
Weatherford International Ltd.[a]	3,793	83,143
Willbros Group Inc.[a]	472	4,342
World Fuel Services Corp.	453	17,046

		1,731,148

PACKAGING & CONTAINERS – 0.19%
Ball Corp.	874	33,911
Bemis Co. Inc.	490	15,484
Crown Holdings Inc.[a]	771	29,614
Greif Inc. Class A	153	9,341
Owens-Illinois Inc.[a]	857	19,857
Packaging Corp. of America	611	16,295
Sealed Air Corp.	817	17,590
Sonoco Products Co.	517	16,570

		158,662

PHARMACEUTICALS – 6.42%
Abbott Laboratories	7,817	401,168
Allergan Inc.	1,557	126,600
AmerisourceBergen Corp.	1,407	53,902
AstraZeneca PLC SP ADR	7,109	344,858
Bristol-Myers Squibb Co.	8,847	253,555
cardinal Health Inc.	1,778	77,805

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Dr. Reddy’s Laboratories Ltd. SP ADR	575	$20,504
Elan Corp. PLC SP ADR[a]	2,795	30,913
Eli Lilly and Co.	5,018	192,189
Forest Laboratories Inc.[a,b]	1,481	54,886
GlaxoSmithKline PLC SP ADR	13,271	589,498
Herbalife Ltd.	598	33,321
Hospira Inc.[a]	859	43,912
Mead Johnson Nutrition Co. Class A	1,062	75,795
Medco Health Solutions Inc.[a]	2,033	127,835
Medicis Pharmaceutical Corp. Class A	402	14,946
Merck & Co. Inc.	15,685	535,329
Novartis AG SP ADR	14,048	859,738
Novo-Nordisk A/S SP ADR	2,099	256,120
Omnicare Inc.	564	17,202
Pfizer Inc.	41,182	792,342
Sanofi SP ADR	11,182	433,302
Valeant Pharmaceuticals International Inc.	1,346	74,070
Watson Pharmaceuticals Inc.[a,b]	706	47,394

		5,457,184

PIPELINES – 0.70%
El Paso Corp.	3,739	76,836
Enbridge Inc.[b]	3,556	116,957
ONEOK Inc.	541	39,379
Questar Corp.	1,119	20,623
Spectra Energy Corp.	3,280	88,626
TransCanada Corp.	3,605	151,230
Transportadora de Gas del Sur SA SP ADR	1,706	6,193
Williams Companies Inc. (The)	2,976	94,339

		594,183

REAL ESTATE – 0.28%
Brookfield Asset Management Inc. Class A	2,840	89,545
Brookfield Office Properties Inc.	1,607	30,453
CB Richard Ellis Group Inc. Class Aa	1,611	35,120
Forest City Enterprises Inc. Class Aa	719	12,949
Forestar Group Inc.[a,b]	357	5,819
Hilltop Holdings Inc.[a,b]	1,086	9,502
Howard Hughes Corp. (The)[a]	200	12,092
Jones Lang LaSalle Inc.	230	19,578
MI Developments Inc. Class A	383	11,498
St. Joe Co. (The)[a,b]	495	8,766

		235,322

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 2.41%
Alexandria Real Estate Equities Inc.	311	$25,502
American Campus Communities Inc.	518	19,280
Annaly Capital Management Inc.	4,010	67,288
Anworth Mortgage Asset Corp.	2,632	18,240
Apartment Investment and Management Co. Class A	707	19,301
Ashford Hospitality Trust Inc.	763	8,317
AvalonBay Communities Inc.	461	61,862
BioMed Realty Trust Inc.	817	16,030
Boston Properties Inc.	745	79,983
BRE Properties Inc. Class A	403	21,149
Camden Property Trust	395	26,493
CapLease Inc.	1,783	7,934
CBL & Associates Properties Inc.	747	13,267
Chimera Investment Corp.	5,243	16,148
CommonWealth REIT	422	9,968
DCT Industrial Trust Inc.	1,414	7,664
Developers Diversified Realty Corp.	1,093	15,969
Digital Realty Trust Inc.[b]	497	30,421
Douglas Emmett Inc.	825	16,500
Duke Realty Corp.	1,303	18,294
EastGroup Properties Inc.	278	12,377
Entertainment Properties Trust	380	17,666
Equity Lifestyle Properties Inc.	232	15,117
Equity One Inc.	285	5,529
Equity Residential	1,552	95,945
Essex Property Trust Inc.	171	24,002
Extra Space Storage Inc.	679	14,436
Federal Realty Investment Trust	313	27,337
FelCor Lodging Trust Inc.[a]	932	4,790
First Industrial Realty Trust Inc.[a]	521	6,174
General Growth Properties Inc.	2,095	35,217
Getty Realty Corp.	426	9,883
Glimcher Realty Trust	1,070	10,540
HCP Inc.	2,069	75,994
Health Care REIT Inc.[b]	837	44,177
Highwoods Properties Inc.	533	18,351
Home Properties Inc.	247	16,183
Hospitality Properties Trust	718	18,129
Host Hotels & Resorts Inc.	3,407	54,001
Inland Real Estate Corp.	1,100	9,702
iStar Financial Inc.[a]	758	5,314

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Kilroy Realty Corp.	361	$13,927
Kimco Realty Corp.	2,164	41,181
LaSalle Hotel Properties[b]	495	12,380
Lexington Realty Trust[b]	1,193	10,021
Liberty Property Trust	520	17,659
Macerich Co. (The)	702	37,297
MFA Financial Inc.	1,805	13,519
MPG Office Trust Inc.[a]	1,878	6,216
National Health Investors Inc.[b]	243	11,054
National Retail Properties Inc.	545	13,674
NorthStar Realty Finance Corp.[b]	1,530	5,936
Omega Healthcare Investors Inc.	725	14,239
Parkway Properties Inc.	586	10,331
Pennsylvania Real Estate Investment Trust	558	8,147
Post Properties Inc.	403	17,087
ProLogis Inc.	2,224	79,241
Public Storage	731	87,450
Ramco-Gershenson Properties Trust	722	8,859
Realty Income Corp.	666	21,618
Regency Centers Corp.	471	21,157
Saul Centers Inc.	251	9,902
Senior Housing Properties Trust	738	17,668
Simon Property Group Inc.	1,522	183,416
SL Green Realty Corp.	449	36,827
Sovran Self Storage Inc.	271	10,989
Strategic Hotels & Resorts Inc.[a]	1,895	12,886
Sun Communities Inc.	319	12,208
Sunstone Hotel Investors Inc.[a]	932	8,304
Tanger Factory Outlet Centers Inc.	656	18,007
Taubman Centers Inc.	334	20,007
U-Store-It Trust	610	6,497
UDR Inc.	978	25,731
Universal Health Realty Income Trust[b]	413	17,020
Ventas Inc.[b]	1,438	77,839
Vornado Realty Trust	967	90,463
Washington Real Estate Investment Trust	380	12,168
Weingarten Realty Investors	679	17,464

		2,048,863

RETAIL – 3.97%
99 Cents Only Stores[a,b]	442	8,729
Abercrombie & Fitch Co. Class A	472	34,513
Advance Auto Parts Inc.	456	25,066

Security	Shares	Value
Aeropostale Inc.[a]	514	$8,661
American Eagle Outfitters Inc.	1,162	15,269
ANN Inc.[a]	351	9,105
AutoNation Inc.[a,b]	334	12,562
AutoZone Inc.[a]	127	36,252
Best Buy Co. Inc.	1,630	44,988
Big Lots Inc.[a]	440	15,325
BJ’s Wholesale Club Inc.[a,b]	300	15,105
Brinker International Inc.	610	14,652
Brown Shoe Co. Inc.[b]	586	5,919
Buckle Inc. (The)	196	8,685
Cabela’s Inc.[a]	329	9,001
CarMax Inc.[a]	1,211	38,716
Cash America International Inc.	236	13,207
Cato Corp. (The) Class A	296	8,235
Chico’s FAS Inc.	1,024	15,452
Chipotle Mexican Grill Inc.[a,b]	169	54,854
Collective Brands Inc.[a,b]	430	5,065
CVS Caremark Corp.	6,966	253,214
Darden Restaurants Inc.	774	39,319
Delhaize Group SP ADR	498	36,115
Dick’s Sporting Goods Inc.[a]	587	21,719
Dillard’s Inc. Class A	252	14,178
DineEquity Inc.[a]	150	7,815
Dollar General Corp.[a]	371	11,672
Family Dollar Stores Inc.	580	30,804
Foot Locker Inc.	520	11,300
GameStop Corp. Class Aa,b	881	20,774
Gap Inc. (The)	1,782	34,375
Genesco Inc.[a]	221	11,448
Home Depot Inc. (The)	8,208	286,705
J.C. Penney Co. Inc.	853	26,238
Kohl’s Corp.	1,377	75,336
Limited Brands Inc.	1,429	54,102
Lowe’s Companies Inc.	6,762	145,924
Macy’s Inc.	2,159	62,330
McDonald’s Corp.	5,303	458,603
Men’s Wearhouse Inc. (The)	279	9,148
Movado Group Inc.	485	7,847
MSC Industrial Direct Co. Inc. Class A	327	20,202
Nordstrom Inc.	885	44,392
Nu Skin Enterprises Inc. Class Ab	387	14,528
Office Depot Inc.[a]	1,794	6,781

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
OfficeMax Inc.[a,b]	656	$4,644
PVH Corp.	357	25,543
Regis Corp.	357	5,301
Rite Aid Corp.[a]	6,475	8,418
Saks Inc.[a,b]	771	8,281
Signet Jewelers Ltd.[a]	391	16,750
Stage Stores Inc.	411	7,316
Target Corp.	3,166	163,017
Tiffany & Co.	693	55,156
Tim Hortons Inc.	933	44,719
TJX Companies Inc. (The)	1,966	108,720
Under Armour Inc. Class Aa	255	18,720
Wal-Mart Stores Inc.	8,947	471,596
Walgreen Co.	4,715	184,074
Wendy’s Co. (The)	2,075	10,935
Williams-Sonoma Inc.	414	15,326
Yum! Brands Inc.	2,422	127,930

		3,380,676

SAVINGS & LOANS – 0.04%
New York Community Bancorp Inc.	2,484	33,609

		33,609

SEMICONDUCTORS – 0.90%
Advanced Micro Devices Inc.[a,b]	3,071	22,541
Advanced Semiconductor Engineering Inc. SP ADR[a]	6,050	32,125
Analog Devices Inc.	1,461	50,258
Emulex Corp.[a]	649	5,484
Fairchild Semiconductor International Inc.[a]	886	13,299
International Rectifier Corp.[a,b]	427	10,970
LSI Corp.[a]	3,646	26,835
MEMC Electronic Materials Inc.[a]	1,295	9,609
National Semiconductor Corp.	1,240	30,653
Semiconductor Manufacturing International Corp. SP ADR[a]	2,757	8,216
STMicroelectronics NV NYS	3,376	26,704
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	24,444	302,128
Teradyne Inc.[a]	1,139	15,365
Texas Instruments Inc.	5,968	177,548
United Microelectronics Corp. SP ADR	13,696	31,501

		763,236

Security	Shares	Value
SHIPBUILDING – 0.01%
Huntington Ingalls Industries Inc.[a]	225	$7,533

		7,533

SOFTWARE – 0.85%
American Reprographics Co.[a]	597	4,078
Broadridge Financial Solutions Inc.	687	15,842
Dun & Bradstreet Corp. (The)	251	18,210
Fair Isaac Corp.	335	9,966
Fidelity National Information Services Inc.	1,323	39,717
Global Payments Inc.	444	21,050
Konami Corp. SP ADR	559	14,534
MSCI Inc. Class Aa	657	23,317
Red Hat Inc.[a]	1,053	44,310
Salesforce.com Inc.[a]	637	92,180
SAP AG SP ADR	4,762	297,196
Solera Holdings Inc.	296	16,541
SYNNEX Corp.[a,b]	216	6,117
Total System Services Inc.	1,133	21,085
VeriFone Systems Inc.[a]	506	19,921
VMware Inc. Class Aa	426	42,745
Wipro Ltd. SP ADR	2,702	32,100

		718,909

TELECOMMUNICATIONS – 5.31%
Alcatel-Lucent SP ADR[a]	11,974	48,495
Amdocs Ltd.[a]	1,104	34,809
America Movil SAB de CV Series L SP ADR	9,956	256,865
American Tower Corp. Class Aa	2,037	107,004
Anixter International Inc.	219	13,670
AT&T Inc.	30,390	889,211
BCE Inc.	1,290	49,239
British Telecom PLC SP ADR	4,290	141,012
CenturyLink Inc.	3,018	111,998
China Mobile Ltd. SP ADR	5,370	267,587
China Telecom Corp. Ltd. Class H SP ADR	741	48,758
China Unicom (Hong Kong) Ltd. SP ADR	2,405	48,148
Cincinnati Bell Inc.[a,b]	2,149	7,436
Corning Inc.	8,062	128,266
Crown Castle International Corp.[a,b]	1,323	57,418
France Telecom SA SP ADR	9,745	201,039
Frontier Communications Corp.	5,242	39,263
Harris Corp.	699	27,869

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
Juniper Networks Inc.[a]	2,750	$64,323
KT Corp. SP ADR[b]	1,442	28,494
MasTec Inc.[a,b]	472	9,855
MetroPCS Communications Inc.[a]	1,507	24,534
Mobile TeleSystems OJSC SP ADR	2,605	48,922
Motorola Mobility Holdings Inc.[a]	1,472	32,943
Motorola Solutions Inc.[a]	1,507	67,649
NeuStar Inc. Class Aa	479	12,473
Nippon Telegraph and Telephone Corp. SP ADR	4,539	112,295
Nokia OYJ SP ADR	19,024	110,339
NTT DoCoMo Inc. SP ADR	8,000	148,320
Philippine Long Distance Telephone Co. SP ADR	342	19,357
Plantronics Inc.	337	11,542
Portugal Telecom SGPS SA SP ADR	3,776	32,587
PT Indosat Tbk SP ADR	154	5,008
PT Telekomunikasi Indonesia SP ADR	1,384	48,302
SK Telecom Co. Ltd. SP ADR	1,682	26,777
Sprint Nextel Corp.[a]	14,946	63,222
Telecom Argentina SA SP ADR	575	14,542
Telecom Corp. of New Zealand Ltd. SP ADR	2,161	24,657
Telecom Italia SpA SP ADR	5,352	66,900
Telefonica SA SP ADR	20,316	453,453
Telefonos de Mexico SAB de CV Series L SP ADR	1,417	22,899
TELUS Corp. NVS	774	40,767
Turkcell Iletisim Hizmetleri AS SP ADR[a]	1,574	20,147
Verizon Communications Inc.	14,446	509,799
VimpelCom Ltd. SP ADR	1,737	21,539

		4,519,732

TEXTILES – 0.03%
Mohawk Industries Inc.[a]	318	16,545
UniFirst Corp.	102	5,595

		22,140

TRANSPORTATION – 1.54%
Bristow Group Inc.	213	10,326
Canadian National Railway Co.	2,302	172,328
Canadian Pacific Railway Ltd.	850	54,281
Con-way Inc.	380	13,916
CSX Corp.	5,642	138,624

Security	Shares	Value
FedEx Corp.	1,549	$134,577
Frontline Ltd.	396	4,554
Genesee & Wyoming Inc. Class Aa	267	14,696
Guangshen Railway Co. Ltd. Class H SP ADR	392	7,691
Kansas City Southern Industries Inc.[a,b]	585	34,720
Kirby Corp.[a,b]	356	20,762
Knight Transportation Inc.	541	8,515
Norfolk Southern Corp.	1,778	134,595
Overseas Shipholding Group Inc.[b]	286	6,961
Ryder System Inc.	288	16,220
Ship Finance International Ltd.	505	8,029
Teekay Corp.	401	11,128
Tsakos Energy Navigation Ltd.	733	6,641
Union Pacific Corp.	2,505	256,712
United Parcel Service Inc. Class B	3,726	257,914

		1,313,190

TRUCKING & LEASING – 0.01%
GATX Corp.	186	7,334

		7,334

WATER – 0.13%
American States Water Co.	354	12,103
American Water Works Co. Inc.	897	25,116
Aqua America Inc.	629	13,303
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	294	17,549
Veolia Environnement SP ADR[b]	1,932	43,258

		111,329

TOTAL COMMON STOCKS
(Cost: $97,999,000)		84,856,930

PREFERRED STOCKS – 0.02%

ELECTRIC – 0.02%
Companhia Paranaense de Energia Class B SP ADR	812	19,626

		19,626

TOTAL PREFERRED STOCKS
(Cost: $14,098)		19,626

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE INDEX FUND

July 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.20%

MONEY MARKET FUNDS – 3.20%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,e,f]	2,337,606	$2,337,606
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,e,f]	200,164	200,164

BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,e]	180,945	180,945

		2,718,715

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,718,715)		2,718,715

TOTAL INVESTMENTS IN SECURITIES – 102.98%
(Cost: $100,731,813)		87,595,271

Other Assets, Less Liabilities – (2.98)%		(2,531,737)

NET ASSETS – 100.00%		$85,063,534

NVS – Non-Voting Shares

NYS – New York Registered Shares

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NYSE 100 INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.86%

AEROSPACE & DEFENSE – 2.49%
Boeing Co. (The)	6,115	$430,924
General Dynamics Corp.	2,925	199,310
Lockheed Martin Corp.	2,608	197,504
United Technologies Corp.	7,511	622,211

		1,449,949

AGRICULTURE – 3.55%
Altria Group Inc.	19,479	512,298
Monsanto Co.	5,069	372,470
Philip Morris International Inc.	16,656	1,185,407

		2,070,175

APPAREL – 0.42%
Nike Inc. Class B	2,736	246,650

		246,650

AUTO MANUFACTURERS – 0.99%
Ford Motor Co.[a]	34,873	425,799
General Motors Co.[a]	5,410	149,749

		575,548

BANKS – 5.57%
Bank of America Corp.	94,452	917,129
Bank of New York Mellon Corp. (The)	11,624	291,879
PNC Financial Services Group Inc. (The)[b]	4,928	267,541
U.S. Bancorp	17,891	466,239
Wells Fargo & Co.	46,669	1,303,932

		3,246,720

BEVERAGES – 3.96%
Coca-Cola Co. (The)	19,938	1,355,983
PepsiCo Inc.	14,900	954,196

		2,310,179

CHEMICALS – 2.09%
Dow Chemical Co. (The)	10,984	383,012
E.I. du Pont de Nemours and Co.	8,624	443,446
Mosaic Co. (The)	1,400	99,008
Praxair Inc.	2,846	294,960

		1,220,426

COMMERCIAL SERVICES – 1.23%
MasterCard Inc. Class A	990	300,217
Visa Inc. Class A	4,898	418,975

		719,192

Security	Shares	Value
COMPUTERS – 6.27%
Accenture PLC Class A	6,001	$354,899
EMC Corp.[a]	19,293	503,161
Hewlett-Packard Co.	20,366	716,069
International Business Machines Corp.	11,422	2,077,091

		3,651,220

COSMETICS & PERSONAL CARE – 3.44%
Colgate-Palmolive Co.	4,624	390,173
Procter & Gamble Co. (The)	26,216	1,612,022

		2,002,195

DIVERSIFIED FINANCIAL SERVICES – 6.99%
American Express Co.	9,959	498,348
Citigroup Inc.	27,141	1,040,586
Franklin Resources Inc.	1,424	180,791
Goldman Sachs Group Inc. (The)	4,086	551,488
JPMorgan Chase & Co.	37,215	1,505,347
Morgan Stanley	13,197	293,633

		4,070,193

ELECTRIC – 1.85%
Dominion Resources Inc.	5,425	262,841
Duke Energy Corp.	12,355	229,803
Exelon Corp.	6,183	272,485
Southern Co.	7,838	309,915

		1,075,044

ELECTRICAL COMPONENTS & EQUIPMENT – 0.60%
Emerson Electric Co.	7,070	347,066

		347,066

FOOD – 1.26%
General Mills Inc.	5,660	211,401
Kraft Foods Inc. Class A	15,147	520,754

		732,155

HEALTH CARE – PRODUCTS – 4.01%
Baxter International Inc.	5,376	312,722
Johnson & Johnson	25,616	1,659,661
Medtronic Inc.	10,140	365,547

		2,337,930

HEALTH CARE – SERVICES – 1.28%
UnitedHealth Group Inc.	10,288	510,593
WellPoint Inc.	3,476	234,804

		745,397

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® NYSE 100 INDEX FUND

July 31, 2011

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 0.41%
Kimberly-Clark Corp.	3,682	$240,656

		240,656

INSURANCE – 2.72%
American International Group Inc.[a]	4,071	116,838
Berkshire Hathaway Inc. Class Ba	9,018	668,865
MetLife Inc.	7,711	317,770
Prudential Financial Inc.	4,528	265,703
Travelers Companies Inc. (The)	3,926	216,441

		1,585,617

LODGING – 0.36%
Las Vegas Sands Corp.[a]	4,478	211,272

		211,272

MACHINERY – 1.45%
Caterpillar Inc.	5,425	535,936
Deere & Co.	3,945	309,722

		845,658

MANUFACTURING – 5.37%
3M Co.	6,121	533,384
Danaher Corp.	5,164	253,604
General Electric Co.	99,925	1,789,657
Honeywell International Inc.	6,681	354,761
Illinois Tool Works Inc.	4,024	200,395

		3,131,801

MEDIA – 1.73%
Time Warner Inc.	10,390	365,312
Walt Disney Co. (The)	16,645	642,830

		1,008,142

MINING – 1.35%
Freeport-McMoRan Copper & Gold Inc.	8,805	466,313
Newmont Mining Corp.	4,523	251,524
Southern Copper Corp.	1,965	67,124

		784,961

OIL & GAS – 15.20%
Anadarko Petroleum Corp.	4,713	389,105
Apache Corp.	3,584	443,413
Chevron Corp.	18,773	1,952,767
ConocoPhillips	12,317	886,701
Devon Energy Corp.	3,753	295,361
EOG Resources Inc.	2,515	256,530
Exxon Mobil Corp.	46,133	3,680,952

Security	Shares	Value
Marathon Oil Corp.	6,671	$206,601
Occidental Petroleum Corp.	7,585	744,695

		8,856,125

OIL & GAS SERVICES – 3.87%
Baker Hughes Inc.	4,068	314,782
Halliburton Co.	8,494	464,876
National Oilwell Varco Inc.	3,959	318,977
Schlumberger Ltd.	12,779	1,154,838

		2,253,473

PHARMACEUTICALS – 7.25%
Abbott Laboratories	14,411	739,573
Bristol-Myers Squibb Co.	16,075	460,710
Eli Lilly and Co.	9,197	352,245
Medco Health Solutions Inc.[a]	3,748	235,674
Merck & Co. Inc.	28,786	982,466
Pfizer Inc.	75,439	1,451,446

		4,222,114

REAL ESTATE INVESTMENT TRUSTS – 0.57%
Simon Property Group Inc.	2,742	330,438

		330,438

RETAIL – 6.19%
CVS Caremark Corp.	12,733	462,845
Home Depot Inc. (The)	14,988	523,531
Lowe’s Companies Inc.	12,206	263,405
McDonald’s Corp.	9,771	844,996
Target Corp.	5,883	302,916
Wal-Mart Stores Inc.	16,587	874,301
Walgreen Co.	8,576	334,807

		3,606,801

SEMICONDUCTORS – 0.56%
Texas Instruments Inc.	10,999	327,220

		327,220

TELECOMMUNICATIONS – 4.80%
AT&T Inc.	55,639	1,627,997
Corning Inc.	14,628	232,732
Verizon Communications Inc.	26,474	934,267

		2,794,996

TRANSPORTATION – 2.03%
FedEx Corp.	2,755	239,354
Union Pacific Corp.	4,595	470,896

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE 100 INDEX FUND

July 31, 2011

Security	Shares	Value
United Parcel Service Inc. Class B	6,819	$472,011

		1,182,261

TOTAL COMMON STOCKS
(Cost: $63,608,984)		58,181,574

SHORT-TERM INVESTMENTS – 0.14%

MONEY MARKET FUNDS – 0.14%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b,c]	85,527	85,527

		85,527

TOTAL SHORT-TERM INVESTMENTS
(Cost: $85,527)		85,527

TOTAL INVESTMENTS IN SECURITIES – 100.00%
(Cost: $63,694,511)		58,267,101

Other Assets, Less Liabilities – (0.00)%		(2,178)

NET ASSETS – 100.00%		$58,264,923

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares S&P North American Technology Sector Index Fund	iShares S&P North American Technology-Multimedia Networking Index Fund	iShares S&P North American Technology-Software Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$401,053,671	$255,568,082	$585,187,082
Affiliated (Note 2)	12,199,907	26,555,649	47,367,449

Total cost of investments	$413,253,578	$282,123,731	$632,554,531

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$414,796,741	$194,531,712	$584,847,881
Affiliated (Note 2)	12,199,907	26,555,649	47,367,449

Total fair value of investments	426,996,648	221,087,361	632,215,330
Receivables:
Dividends and interest	95,729	30,446	122,419

Total Assets	427,092,377	221,117,807	632,337,749

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	11,698,741	26,346,241	46,912,935
Capital shares redeemed	7,330	5,529	58,705
Investment advisory fees (Note 2)	172,753	91,384	252,606

Total Liabilities	11,878,824	26,443,154	47,224,246

NET ASSETS	$415,213,553	$194,674,653	$585,113,503

Net assets consist of:
Paid-in capital	$437,938,876	$328,344,886	$631,346,610
Accumulated net realized loss	(36,468,393)	(72,633,863)	(45,893,906)
Net unrealized appreciation (depreciation)	13,743,070	(61,036,370)	(339,201)

NET ASSETS	$415,213,553	$194,674,653	$585,113,503

Shares outstanding[b]	6,700,000	6,700,000	9,900,000

Net asset value per share	$61.97	$29.06	$59.10

[a]	Securities on loan with values of $11,240,522, $25,286,121 and $45,685,526, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares S&P North American Natural Resources Sector Index Fund	iShares PHLX SOX Semiconductor Sector Index Fund	iShares NYSE Composite Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$1,875,483,246	$215,669,136	$97,728,745
Affiliated (Note 2)	68,777,857	8,864,863	3,003,068

Total cost of investments	$1,944,261,103	$224,533,999	$100,731,813

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,222,360,797	$164,975,566	$84,642,046
Affiliated (Note 2)	68,777,857	8,864,863	2,953,225

Total fair value of investments	2,291,138,654	173,840,429	87,595,271
Cash	–	–	1,307
Receivables:
Dividends and interest	1,497,317	64,068	115,028
Capital shares sold	5,347	–	–

Total Assets	2,292,641,318	173,904,497	87,711,606

LIABILITIES
Payables:
Investment securities purchased	–	–	91,745
Collateral for securities on loan (Note 5)	67,486,853	8,772,540	2,537,770
Capital shares redeemed	–	2,933	–
Investment advisory fees (Note 2)	912,907	75,175	18,557

Total Liabilities	68,399,760	8,850,648	2,648,072

NET ASSETS	$2,224,241,558	$165,053,849	$85,063,534

Net assets consist of:
Paid-in capital	$2,085,218,337	$269,213,761	$110,118,160
Undistributed (distributions in excess of) net investment income	(1,248,228)	106,769	114,550
Accumulated net realized loss	(206,605,962)	(53,573,111)	(12,032,641)
Net unrealized appreciation (depreciation)	346,877,411	(50,693,570)	(13,136,535)

NET ASSETS	$2,224,241,558	$165,053,849	$85,063,534

Shares outstanding[b]	50,400,000	3,150,000	1,150,000

Net asset value per share	$44.13	$52.40	$73.97

[a]	Securities on loan with values of $65,720,983, $8,460,204 and $2,469,051, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

iShares NYSE 100 Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$63,341,905
Affiliated (Note 2)	352,606

Total cost of investments	$63,694,511

Investments in securities, at fair value (Note 1):
Unaffiliated	$57,914,033
Affiliated (Note 2)	353,068

Total fair value of investments	58,267,101
Receivables:
Dividends and interest	107,247

Total Assets	58,374,348

LIABILITIES
Payables:
Investment securities purchased	99,244
Investment advisory fees (Note 2)	10,181

Total Liabilities	109,425

NET ASSETS	$58,264,923

Net assets consist of:
Paid-in capital	$85,042,221
Undistributed net investment income	107,212
Accumulated net realized loss	(21,457,100)
Net unrealized depreciation	(5,427,410)

NET ASSETS	$58,264,923

Shares outstanding[a]	950,000

Net asset value per share	$61.33

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P North American Technology Sector Index Fund	iShares S&P North American Technology-Multimedia Networking Index Fund	iShares S&P North American Technology-Software Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated	$3,959,881	$997,255	$1,552,915
Interest – affiliated (Note 2)	346	208	179
Securities lending income – affiliated (Note 2)	99,289	33,406	55,456

Total investment income	4,059,516	1,030,869	1,608,550

EXPENSES
Investment advisory fees (Note 2)	2,067,073	1,149,433	2,168,116

Total expenses	2,067,073	1,149,433	2,168,116

Net investment income (loss)	1,992,443	(118,564)	(559,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(8,459,153)	(6,573,479)	(6,122,111)
In-kind redemptions – unaffiliated	29,181,759	45,352,852	33,819,883

Net realized gain	20,722,606	38,779,373	27,697,772

Net change in unrealized appreciation/depreciation	48,703,671	(52,299,356)	35,618,395

Net realized and unrealized gain (loss)	69,426,277	(13,519,983)	63,316,167

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,418,720	$(13,638,547)	$62,756,601

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P North American Natural Resources Sector Index Fund	iShares PHLX SOX Semiconductor Sector Index Fund	iShares NYSE Composite Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$30,373,891	$2,760,690	$2,306,297
Dividends – affiliated (Note 2)	–	–	4,844
Interest – unaffiliated	1,476	–	–
Interest – affiliated (Note 2)	1,665	177	94
Securities lending income – affiliated (Note 2)	98,506	155,837	13,353

	30,475,538	2,916,704	2,324,588
Less: Other foreign taxes (Note 1)	–	–	(177)

Total investment income	30,475,538	2,916,704	2,324,411

EXPENSES
Investment advisory fees (Note 2)	9,885,885	1,081,516	242,488

Total expenses	9,885,885	1,081,516	242,488

Net investment income	20,589,653	1,835,188	2,081,923

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(31,746,134)	(26,946,545)	(1,393,189)
Investments – affiliated (Note 2)	–	–	(3,628)
In-kind redemptions – unaffiliated	75,589,575	36,770,372	2,601,291
In-kind redemptions – affiliated (Note 2)	–	–	6,839

Net realized gain	43,843,441	9,823,827	1,211,313

Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	507,578,356	6,597,414	12,917,904

Net realized and unrealized gain	551,421,797	16,421,241	14,129,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$572,011,450	$18,256,429	$16,211,140

[a]	Net of foreign withholding tax of $700,650, $66,240 and $97,720, respectively.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

iShares NYSE 100 Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$1,533,035
Dividends – affiliated (Note 2)	5,102
Interest – affiliated (Note 2)	68
Securities lending income – affiliated (Note 2)	177

Total investment income	1,538,382

EXPENSES
Investment advisory fees (Note 2)	125,988

Total expenses	125,988

Net investment income	1,412,394

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(471,566)
Investments – affiliated (Note 2)	(28,402)
In-kind redemptions – unaffiliated	836,511
In-kind redemptions – affiliated (Note 2)	3,089

Net realized gain	339,632

Net change in unrealized appreciation/depreciation	8,591,714

Net realized and unrealized gain	8,931,346

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,343,740

[a]	Net of foreign withholding tax of $93.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares S&P North American Technology Sector Index Fund		iShares S&P North American Technology-Multimedia Networking Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$1,992,443	$1,450,989	$(118,564)	$348,090
Net realized gain (loss)	20,722,606	17,902,567	38,779,373	(2,336,590)
Net change in unrealized appreciation/depreciation	48,703,671	26,076,660	(52,299,356)	14,417,684

Net increase (decrease) in net assets resulting from operations	71,418,720	45,430,216	(13,638,547)	12,429,184

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,110,834)	(1,577,789)	(186,261)	(348,090)
Return of capital	–	–	–	(160,485)

Total distributions to shareholders	(2,110,834)	(1,577,789)	(186,261)	(508,575)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	91,290,004	115,094,550	290,553,032	147,768,773
Cost of shares redeemed	(130,238,741)	(107,065,196)	(265,741,240)	(137,779,413)

Net increase (decrease) in net assets from capital share transactions	(38,948,737)	8,029,354	24,811,792	9,989,360

INCREASE IN NET ASSETS	30,359,149	51,881,781	10,986,984	21,909,969

NET ASSETS
Beginning of year	384,854,404	332,972,623	183,687,669	161,777,700

End of year	$415,213,553	$384,854,404	$194,674,653	$183,687,669

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	2,200,000	8,200,000	5,400,000
Shares redeemed	(2,200,000)	(2,050,000)	(8,200,000)	(5,250,000)

Net increase (decrease) in shares outstanding	(700,000)	150,000	–	150,000

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P North American Technology-Software Index Fund		iShares S&P North American Natural Resources Sector Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(559,566)	$(318,737)	$20,589,653	$23,669,334
Net realized gain	27,697,772	13,378,426	43,843,441	64,221,617
Net change in unrealized appreciation/depreciation	35,618,395	29,960,432	507,578,356	76,757,573

Net increase in net assets resulting from operations	62,756,601	43,020,121	572,011,450	164,648,524

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(29,187,096)	(17,575,315)

Total distributions to shareholders	–	–	(29,187,096)	(17,575,315)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	386,247,020	132,649,296	338,734,011	439,682,129
Cost of shares redeemed	(128,432,018)	(212,274,519)	(239,363,444)	(432,569,998)

Net increase (decrease) in net assets from capital share transactions	257,815,002	(79,625,223)	99,370,567	7,112,131

INCREASE (DECREASE) IN NET ASSETS	320,571,603	(36,605,102)	642,194,921	154,185,340

NET ASSETS
Beginning of year	264,541,900	301,147,002	1,582,046,637	1,427,861,297

End of year	$585,113,503	$264,541,900	$2,224,241,558	$1,582,046,637

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$–	$–	$(1,248,228)	$6,946,041

SHARES ISSUED AND REDEEMED
Shares sold	6,500,000	2,950,000	8,050,000	13,150,000
Shares redeemed	(2,200,000)	(4,750,000)	(5,700,000)	(13,100,000)

Net increase (decrease) in shares outstanding	4,300,000	(1,800,000)	2,350,000	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares PHLX SOX Semiconductor Sector Index Fund		iShares NYSE Composite Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,835,188	$2,202,733	$2,081,923	$2,366,242
Net realized gain (loss)	9,823,827	17,240,235	1,211,313	(1,984,145)
Net change in unrealized appreciation/depreciation	6,597,414	(7,956,002)	12,917,904	10,993,715

Net increase in net assets resulting from operations	18,256,429	11,486,966	16,211,140	11,375,812

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,728,419)	(2,359,861)	(2,185,923)	(2,434,801)

Total distributions to shareholders	(1,728,419)	(2,359,861)	(2,185,923)	(2,434,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	961,553,354	311,488,218	–	6,448,550
Cost of shares redeemed	(1,093,493,094)	(266,400,203)	(28,432,759)	(16,157,715)

Net increase (decrease) in net assets from capital share transactions	(131,939,740)	45,088,015	(28,432,759)	(9,709,165)

INCREASE (DECREASE) IN NET ASSETS	(115,411,730)	54,215,120	(14,407,542)	(768,154)

NET ASSETS
Beginning of year	280,465,579	226,250,459	99,471,076	100,239,230

End of year	$165,053,849	$280,465,579	$85,063,534	$99,471,076

Undistributed net investment income included in net assets at end of year	$106,769	$–	$114,550	$211,730

SHARES ISSUED AND REDEEMED
Shares sold	17,300,000	6,700,000	–	100,000
Shares redeemed	(20,250,000)	(5,950,000)	(400,000)	(250,000)

Net increase (decrease) in shares outstanding	(2,950,000)	750,000	(400,000)	(150,000)

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares NYSE 100 Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,412,394	$1,512,210
Net realized gain (loss)	339,632	(1,537,415)
Net change in unrealized appreciation/depreciation	8,591,714	6,900,709

Net increase in net assets resulting from operations	10,343,740	6,875,504

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,430,469)	(1,533,335)

Total distributions to shareholders	(1,430,469)	(1,533,335)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,284,648	–
Cost of shares redeemed	(20,353,480)	(8,504,571)

Net decrease in net assets from capital share transactions	(12,068,832)	(8,504,571)

DECREASE IN NET ASSETS	(3,155,561)	(3,162,402)

NET ASSETS
Beginning of year	61,420,484	64,582,886

End of year	$58,264,923	$61,420,484

Undistributed net investment income included in net assets at end of year	$107,212	$125,287

SHARES ISSUED AND REDEEMED
Shares sold	150,000	–
Shares redeemed	(350,000)	(150,000)

Net decrease in shares outstanding	(200,000)	(150,000)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P North American Technology Sector Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$52.01	$45.93	$51.89	$56.11	$42.86

Income from investment operations:
Net investment income[a]	0.28	0.19	0.21	0.11	0.05
Net realized and unrealized gain (loss)[b]	9.98	6.10	(5.94)	(4.21)	13.27

Total from investment operations	10.26	6.29	(5.73)	(4.10)	13.32

Less distributions from:
Net investment income	(0.30)	(0.21)	(0.23)	(0.10)	(0.05)
Return of capital	–	–	–	(0.02)	(0.02)

Total distributions	(0.30)	(0.21)	(0.23)	(0.12)	(0.07)

Net asset value, end of year	$61.97	$52.01	$45.93	$51.89	$56.11

Total return	19.73%	13.67%	(10.91)%	(7.32)%	31.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$415,214	$384,854	$332,973	$337,314	$367,498
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.46%	0.36%	0.52%	0.20%	0.09%
Portfolio turnover rate[c]	12%	11%	9%	6%	20%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P North American Technology-Multimedia Networking Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$27.42	$24.70	$28.86	$35.33	$26.25

Income from investment operations:
Net investment income (loss)[a]	(0.02)	0.05	0.05	(0.03)	(0.08)
Net realized and unrealized gain (loss)[b]	1.69	2.74	(4.15)	(6.44)	9.16

Total from investment operations	1.67	2.79	(4.10)	(6.47)	9.08

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	–	–
Return of capital	–	(0.02)	(0.01)	(0.00)[c]	–

Total distributions	(0.03)	(0.07)	(0.06)	(0.00)[c]	–

Net asset value, end of year	$29.06	$27.42	$24.70	$28.86	$35.33

Total return	6.07%	11.31%	(14.12)%	(18.31)%	34.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$194,675	$183,688	$161,778	$93,811	$226,132
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.18%	0.24%	(0.10)%	(0.25)%
Portfolio turnover rate[d]	28%	25%	34%	23%	53%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P North American Technology-Software Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$47.24	$40.70	$47.47	$45.83	$37.63

Income from investment operations:
Net investment loss[a]	(0.07)	(0.05)	(0.03)	(0.14)	(0.12)
Net realized and unrealized gain (loss)[b]	11.93	6.59	(6.74)	1.78	8.32

Total from investment operations	11.86	6.54	(6.77)	1.64	8.20

Net asset value, end of year	$59.10	$47.24	$40.70	$47.47	$45.83

Total return	25.11%	16.07%	(14.26)%	3.58%	21.79%

Ratios/Supplemental data:
Net assets, end of year (000s)	$585,114	$264,542	$301,147	$441,477	$190,202
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment loss to average net assets	(0.12)%	(0.11)%	(0.09)%	(0.30)%	(0.26)%
Portfolio turnover rate[c]	18%	14%	22%	18%	25%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P North American Natural Resources Sector Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008[a]	Year ended Jul. 31, 2007[a]
Net asset value, beginning of year	$32.93	$29.75	$43.45	$40.04	$33.87

Income from investment operations:
Net investment income[b]	0.41	0.49	0.37	0.32	0.40
Net realized and unrealized gain (loss)[c]	11.37	3.06	(13.72)	3.41	6.17

Total from investment operations	11.78	3.55	(13.35)	3.73	6.57

Less distributions from:
Net investment income	(0.58)	(0.37)	(0.35)	(0.32)	(0.40)
Return of capital	–	–	–	–	(0.00)[d]

Total distributions	(0.58)	(0.37)	(0.35)	(0.32)	(0.40)

Net asset value, end of year	$44.13	$32.93	$29.75	$43.45	$40.04

Total return	35.89%	11.88%	(30.55)%	9.25%	19.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,224,242	$1,582,047	$1,427,861	$2,157,091	$1,867,679
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.00%	1.46%	1.30%	0.73%	1.14%
Portfolio turnover rate[e]	11%	7%	18%	8%	18%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares PHLX SOX Semiconductor Sector Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$45.98	$42.29	$46.99	$65.92	$55.51

Income from investment operations:
Net investment income[a]	0.44	0.40	0.38	0.31	0.20
Net realized and unrealized gain (loss)[b]	6.49	3.73	(4.70)	(18.94)	10.43

Total from investment operations	6.93	4.13	(4.32)	(18.63)	10.63

Less distributions from:
Net investment income	(0.51)	(0.44)	(0.38)	(0.29)	(0.21)
Return of capital	–	–	–	(0.01)	(0.01)

Total distributions	(0.51)	(0.44)	(0.38)	(0.30)	(0.22)

Net asset value, end of year	$52.40	$45.98	$42.29	$46.99	$65.92

Total return	15.02%	9.72%	(8.87)%	(28.35)%	19.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$165,054	$280,466	$226,250	$180,919	$303,210
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	0.81%	0.86%	1.07%	0.55%	0.32%
Portfolio turnover rate[c]	52%	9%	15%	14%	25%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE Composite Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$64.17	$58.96	$77.38	$87.41	$75.53

Income from investment operations:
Net investment income[a]	1.55	1.41	1.69	2.10	1.70
Net realized and unrealized gain (loss)[b]	9.93	5.26	(18.44)	(10.14)	11.90

Total from investment operations	11.48	6.67	(16.75)	(8.04)	13.60

Less distributions from:
Net investment income	(1.68)	(1.46)	(1.67)	(1.99)	(1.72)

Total distributions	(1.68)	(1.46)	(1.67)	(1.99)	(1.72)

Net asset value, end of year	$73.97	$64.17	$58.96	$77.38	$87.41

Total return	17.97%	11.34%	(21.44)%	(9.38)%	18.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$85,064	$99,471	$100,239	$116,068	$117,998
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.15%	2.18%	3.08%	2.45%	2.02%
Portfolio turnover rate[c]	5%	8%	6%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE 100 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$53.41	$49.68	$64.74	$76.24	$68.41

Income from investment operations:
Net investment income[a]	1.34	1.22	1.45	1.82	1.56
Net realized and unrealized gain (loss)[b]	7.92	3.74	(15.02)	(11.32)	7.79

Total from investment operations	9.26	4.96	(13.57)	(9.50)	9.35

Less distributions from:
Net investment income	(1.34)	(1.23)	(1.49)	(2.00)	(1.52)

Total distributions	(1.34)	(1.23)	(1.49)	(2.00)	(1.52)

Net asset value, end of year	$61.33	$53.41	$49.68	$64.74	$76.24

Total return	17.42%	9.96%	(20.90)%	(12.76)%	13.73%

Ratios/Supplemental data:
Net assets, end of year (000s)	$58,265	$61,420	$64,583	$90,640	$255,405
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.24%	2.26%	2.97%	2.47%	2.09%
Portfolio turnover rate[c]	7%	9%	15%	15%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Index Fund	Diversification Classification
S&P North American Technology Sector	Non-diversified
S&P North American Technology-Multimedia Networking	Non-diversified
S&P North American Technology-Software	Non-diversified
S&P North American Natural Resources Sector	Non-diversified
PHLX SOX Semiconductor Sector*	Non-diversified
NYSE Composite	Diversified
NYSE 100	Diversified

*	Formerly iShares S&P North American Technology-Semiconductors Index Fund

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”).

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

S&P North American Technology Sector
Common Stocks	$414,796,741	$–	$–	$414,796,741

Short-Term Investments	12,199,907	–	–	12,199,907

	$426,996,648	$–	$–	$426,996,648

S&P North American Technology-Multimedia Networking
Common Stocks	$194,531,712	$–	$–	$194,531,712

Short-Term Investments	26,555,649	–	–	26,555,649

	$221,087,361	$–	$–	$221,087,361

S&P North American Technology-Software
Common Stocks	$584,847,881	$–	$–	$584,847,881

Short-Term Investments	47,367,449	–	–	47,367,449

	$632,215,330	$–	$–	$632,215,330

S&P North American Natural Resources Sector
Common Stocks	$2,222,360,789	$–	$8	$2,222,360,797

Short-Term Investments	68,777,857	–	–	68,777,857

	$2,291,138,646	$–	$8	$2,291,138,654

PHLX SOX Semiconductor Sector
Common Stocks	$164,975,566	$–	$–	$164,975,566

Short-Term Investments	8,864,863	–	–	8,864,863

	$173,840,429	$–	$–	$173,840,429

NYSE Composite
Common Stocks	$84,839,555	$–	$17,375	$84,856,930

Preferred Stocks	19,626	–	–	19,626

Short-Term Investments	2,718,715	–	–	2,718,715

	$87,577,896	$–	$17,375	$87,595,271

NYSE 100
Common Stocks	$58,181,574	$–	$–	$58,181,574

Short-Term Investments	85,527	–	–	85,527

	$58,267,101	$–	$–	$58,267,101

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
S&P North American Technology Sector	$–	$6,388,313	$(29,113,636)	$(22,725,323)
S&P North American Technology-Multimedia Networking	–	(63,829,819)	(69,840,414)	(133,670,233)
S&P North American Technology-Software	–	(8,385,195)	(37,847,912)	(46,233,107)
S&P North American Natural Resources Sector	590,305	276,086,880	(137,653,964)	139,023,221
PHLX SOX Semiconductor Sector	106,769	(56,549,328)	(47,717,353)	(104,159,912)
NYSE Composite	130,787	(14,166,690)	(11,018,723)	(25,054,626)
NYSE 100	107,212	(5,817,466)	(21,067,044)	(26,777,298)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares Index Fund	2011	2010

S&P North American Technology Sector

Distributions paid from:

Ordinary income	$2,110,834	$1,577,789

Total Distributions	$2,110,834	$1,577,789

S&P North American Technology-Multimedia Networking

Distributions paid from:

Ordinary income	$186,261	$348,090

Return of capital	–	160,485

Total Distributions	$186,261	$508,575

S&P North American Natural Resources Sector

Distributions paid from:

Ordinary income	$29,187,096	$17,575,315

Total Distributions	$29,187,096	$17,575,315

PHLX SOX Semiconductor Sector

Distributions paid from:

Ordinary income	$1,728,419	$2,359,861

Total Distributions	$1,728,419	$2,359,861

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	2011	2010

NYSE Composite

Distributions paid from:

Ordinary income	$2,185,923	$2,434,801

Total Distributions	$2,185,923	$2,434,801

NYSE 100

Distributions paid from:

Ordinary income	$1,430,469	$1,533,335

Total Distributions	$1,430,469	$1,533,335

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, certain Funds have elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
S&P North American Technology Sector	$1,410,201
S&P North American Technology-Multimedia Networking	1,737,861
S&P North American Natural Resources Sector	16,148,423
NYSE Composite	407,474
NYSE 100	53,217

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
S&P North American Technology Sector	$2,523,700	$143,622	$184,019	$1,580,603	$850,629	$5,220,553	$10,528,527	$6,671,782	$27,703,435
S&P North American Technology-Multimedia Networking	3,242,309	981,871	4,629,661	8,142,402	20,065,788	1,494,613	14,891,975	14,653,934	68,102,553
S&P North American Technology-Software	761,567	–	38,268	2,827,824	289,827	6,215,064	27,274,356	441,006	37,847,912
S&P North American Natural Resources Sector	187,450	–	1,870,831	785,924	2,497,939	17,704,391	84,798,764	13,660,242	121,505,541
PHLX SOX Semiconductor Sector	510,075	2,373	1,635,360	5,309,649	17,237,123	6,663,495	4,103,013	12,256,265	47,717,353
NYSE Composite	–	–	–	8,687	506,184	1,332,864	6,691,026	2,072,488	10,611,249
NYSE 100	25,021	–	208,513	123,690	775,077	4,111,123	14,666,625	1,103,778	21,013,827

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P North American Technology Sector	$420,608,335	$67,655,975	$(61,267,662)	$6,388,313
S&P North American Technology-Multimedia Networking	284,917,180	5,837,449	(69,667,268)	(63,829,819)
S&P North American Technology-Software	640,600,525	40,045,315	(48,430,510)	(8,385,195)
S&P North American Natural Resources Sector	2,015,051,634	410,591,267	(134,504,247)	276,087,020
PHLX SOX Semiconductor Sector	230,389,757	–	(56,549,328)	(56,549,328)
NYSE Composite	101,761,968	7,727,406	(21,894,103)	(14,166,697)
NYSE 100	64,084,567	4,861,784	(10,679,250)	(5,817,466)

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to net investment loss, the expiration of

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

capital loss carryforwards, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
S&P North American Technology Sector	$22,982,341	$118,391	$(23,100,732)
S&P North American Technology-Multimedia Networking	31,832,039	304,825	(32,136,864)
S&P North American Technology-Software	29,187,018	559,566	(29,746,584)
S&P North American Natural Resources Sector	59,841,581	403,174	(60,244,755)
PHLX SOX Semiconductor Sector	15,610,416	–	(15,610,416)
NYSE Composite	1,390,426	6,820	(1,397,246)
NYSE 100	215,926	–	(215,926)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares S&P North American Technology Sector, iShares S&P North American Technology-Multimedia Networking, iShares S&P North American Technology-Software, iShares S&P North American Natural Resources Sector and iShares PHLX SOX Semiconductor Sector Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion[a]
0.38	Over $20 billion[a]

[a]	Breakpoint level was modified or added, effective July 1, 2011.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
NYSE Composite	0.25%
NYSE 100	0.20

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
S&P North American Technology Sector	$53,463
S&P North American Technology-Multimedia Networking	17,988
S&P North American Technology-Software	29,861
S&P North American Natural Resources Sector	53,042
PHLX SOX Semiconductor Sector	83,912
NYSE Composite	7,190
NYSE 100	95

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended July 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)

NYSE Composite
BlackRock Inc.	307	350	(150)	507	$90,479	$2,240	$1,993
PNC Financial Services Group Inc. (The)	3,691	68	(1,106)	2,653	144,031	2,604	1,218

					$234,510	$4,844	$3,211

NYSE 100
BlackRock Inc.	478	–	(478)	–	$–	$478	$(28,930)
PNC Financial Services Group Inc. (The)	5,987	892	(1,951)	4,928	267,541	4,624	3,617

					$267,541	$5,102	$(25,313)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares Index Fund	Purchases	Sales
S&P North American Technology Sector	$52,056,458	$52,315,882
S&P North American Technology-Multimedia Networking	65,028,529	65,186,070
S&P North American Technology-Software	81,048,786	81,474,194
S&P North American Natural Resources Sector	222,150,570	224,408,238
PHLX SOX Semiconductor Sector	117,493,602	116,756,469
NYSE Composite	5,099,205	5,242,668
NYSE 100	4,301,771	4,246,441

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
S&P North American Technology Sector	$91,071,938	$129,924,875
S&P North American Technology-Multimedia Networking	290,292,413	264,973,621
S&P North American Technology-Software	385,791,556	128,196,768
S&P North American Natural Resources Sector	338,033,581	238,963,003
PHLX SOX Semiconductor Sector	960,602,220	1,092,478,588
NYSE Composite	–	28,216,667
NYSE 100	8,271,405	20,293,890

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares S&P North American Technology Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares PHLX SOX Semiconductor Sector Index Fund (formerly iShares S&P North American Technology-Semiconductors Index Fund), iShares NYSE Composite Index Fund and iShares NYSE 100 Index Fund (the “Funds”), at July 31, 2011, the results of each of their operations and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

S&P North American Technology Sector	94.39%

S&P North American Technology-Multimedia Networking	100.00

S&P North American Natural Resources Sector	70.54

PHLX SOX Semiconductor Sector	100.00

NYSE Composite	57.56

NYSE 100	98.74

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares Index Fund	Qualified Dividend Income

S&P North American Technology Sector	$2,110,834

S&P North American Technology-Multimedia Networking	186,261

S&P North American Natural Resources Sector	29,187,096

PHLX SOX Semiconductor Sector	1,728,419

NYSE Composite	2,185,923

NYSE 100	1,430,469

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22 - 23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	85

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds, with the exception of iShares NYSE Composite Index Fund and iShares NYSE 100 Index Fund, already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board approved additional breakpoints in a previous year. The Board noted that the Advisory Contract for iShares NYSE Composite Index Fund and iShares NYSE 100 Index Fund did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of these Funds increase. However, the Board further noted management’s assertion that future economies of scale for the iShares NYSE 100 Index Fund had been taken into consideration by fixing the investment advisory fee rates at the low end of the market place, effectively giving shareholders of such Fund, from inception, the benefits of lower fees. In addition, the Board noted that for the iShares NYSE Composite Index Fund, should material economies of scale exist in the future, a breakpoint structure for this Fund may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	87

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
NYSE Composite	$1.67393	$–	$0.00827	$1.68220	100%	–%	0%[a]	100%

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P North American Technology Sector Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	7	0.51
Between 0.5% and –0.5%	1,360	98.34
Less than –0.5% and Greater than –1.0%	6	0.44
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	1	0.07

	1,383	100.00%

iShares S&P North American Technology-Multimedia Networking Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.14%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	13	0.94
Between 0.5% and –0.5%	1,353	97.83
Less than –0.5% and Greater than –1.0%	7	0.51
Less than –1.0%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P North American Technology-Software Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	2	0.14
Greater than 0.5% and Less than 1.0%	8	0.58
Between 0.5% and –0.5%	1,361	98.43
Less than –0.5% and Greater than –1.0%	5	0.36
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	1	0.07

	1,383	100.00%

iShares S&P North American Natural Resources Sector Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	4	0.29%
Greater than 0.5% and Less than 1.0%	7	0.51
Between 0.5% and –0.5%	1,355	97.97
Less than –0.5% and Greater than –1.0%	11	0.80
Less than –1.0% and Greater than –1.5%	4	0.29
Less than –1.5%	2	0.14

	1,383	100.00%

iShares PHLX SOX Semiconductor Sector Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	9	0.64
Between 0.5% and –0.5%	1,360	98.34
Less than –0.5% and Greater than –1.0%	4	0.29
Less than –1.0%	3	0.22

	1,383	100.00%

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares NYSE Composite Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	9	0.65%
Greater than 1.0% and Less than 1.5%	6	0.44
Greater than 0.5% and Less than 1.0%	9	0.65
Between 0.5% and –0.5%	1,349	97.54
Less than –0.5% and Greater than –1.0%	7	0.51
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5%	1	0.07

	1,383	100.00%

iShares NYSE 100 Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.22%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	12	0.87
Between 0.5% and –0.5%	1,355	97.99
Less than –0.5% and Greater than –1.0%	5	0.36
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	91

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).

President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth

(since 1983).

Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010 - 2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007 - 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005 - 2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003 - 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007 - 2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004 - 2005); Trustee (since 2002) and Chair of the Finance Committee (2006 - 2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994 - 2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968 - 2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007 - 2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006 - 2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007 - 2009); President, Van Kampen Investors Services (2003 - 2007); Managing Director, Morgan Stanley (2002 - 2007); President, Morgan Stanley Trust, FSB (2002 - 2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006 - 2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005 - 2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004 - 2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008 - 2009); Global Head of U.S. Indexing, BGI (2006 - 2008); Head of Domestic Equity Portfolio Management, BGI (2001 - 2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004 - 2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005 - 2008).

TRUSTEE AND OFFICER INFORMATION	95

Notes:

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	97

Notes:

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s or New York Stock Exchange, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-71-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares MSCI EAFE Growth Index Fund  |  EFG  |  NYSE Arca

iShares MSCI EAFE Value Index Fund  |  EFV  |  NYSE Arca

iShares MSCI EAFE Small Cap Index Fund  |  SCZ  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.95%	19.57%	20.33%	2.16%	2.04%	2.28%	5.20%	5.16%	5.35%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.95%	19.57%	20.33%	11.27%	10.63%	11.92%	35.54%	35.23%	36.72%

Total returns for the period since inception are calculated from the inception date of the Fund (8/1/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (8/5/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	26.24%

Industrial	17.23

Basic Materials	15.03

Consumer Cyclical	13.42

Financial	12.50

Energy	4.67

Communications	3.70

Technology	3.57

Diversified	1.68

Utilities	1.60

Short-Term and Other Net Assets	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
HSBC Holdings PLC (United Kingdom)	3.02%

BHP Billiton Ltd. (Australia)	2.55

Nestle SA Registered (Switzerland)	2.50

Roche Holding AG Genusschein (Switzerland)	2.20

Rio Tinto PLC (United Kingdom)	1.79

British American Tobacco PLC (United Kingdom)	1.61

BHP Billiton PLC (United Kingdom)	1.42

BG Group PLC (United Kingdom)	1.40

Siemens AG Registered (Germany)	1.20

Honda Motor Co. Ltd. (Japan)	1.14

TOTAL	18.83%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI EAFE Growth Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Growth Index (the “Index”). The Index is a subset of the MSCI EAFE® Index and constituents of the Index include securities from Europe, Australasia and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI Inc. as most representing the growth style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 19.95%, while the total return for the Index was 20.33%.

Many international stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, international stocks began an extended rally as improving economic data boosted investor confidence in a global economic recovery. The rally in international equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks declined some over the last three months of the period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. In local currency terms, the Index returned 6.95% for the reporting period. The dollar depreciated by 4% versus the British pound and more than 10% against the Japanese yen for the reporting period; the U.K. and Japan represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 8.5% against the euro and 17.5% versus the Australian dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

As represented by the Index, international growth stocks advanced by 20% for the reporting period, outperforming their value-oriented counterparts and the broad international equity indexes. The main catalyst for the outperformance of growth-oriented shares was improving economic conditions worldwide.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

Within the Index, European growth stocks posted returns slightly above that of the overall Index. Despite the Continent’s sovereign debt crisis, European economies held up reasonably well and had more stable growth rates than most other regions of the world. As economic conditions improved, the European Central Bank raised short-term interest rates in April and July of 2011 – its first rate hikes in nearly four years – to head off potential inflationary pressures. Growth stocks in Portugal, Germany, and Austria generated the best returns, while Greek growth stocks declined for the reporting period. In the Asia/Pacific region, growth stocks in Australia and New Zealand were the top performers; both countries have an abundance of natural resources and are major commodity exporters, so they benefited from robust demand for natural resources and rising commodity prices. Japanese growth stocks lagged amid a stagnant economy and the natural disaster that struck in March.

From a sector perspective, health care stocks were the best performers for the reporting period, particularly over the last four months of the period, as investors gravitated to more defensive sectors of the market. The materials and energy sectors also fared well, benefiting from rising demand for commodities and higher commodity prices as economic conditions improved. The financials sector, which faced concerns about exposure to the sovereign debt crisis, was the only sector of the Index to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE INDEX FUND

Performance as of July 31, 2011

			Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.77%	13.06%	13.94%	(0.53)%	(0.74)%	(0.45)%	3.22%	3.13%	3.33%

			Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.77%	13.06%	13.94%	(2.60)%	(3.66)%	(2.22)%	20.96%	20.35%	21.72%

Total returns for the period since inception are calculated from the inception date of the Fund (8/1/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (8/5/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Financial	33.14%

Consumer Non-Cyclical	12.62

Communications	12.28

Energy	11.54

Consumer Cyclical	8.26

Utilities	7.15

Industrial	6.67

Basic Materials	6.34

Technology	0.92

Diversified	0.69

Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Vodafone Group PLC (United Kingdom)	2.61%

Novartis AG Registered (Switzerland)	2.55

BP PLC (United Kingdom)	2.54

Royal Dutch Shell PLC Class A (United Kingdom)	2.34

GlaxoSmithKline PLC (United Kingdom)	2.07

Total SA (France)	2.05

Royal Dutch Shell PLC Class B (United Kingdom)	1.76

Telefonica SA (Spain)	1.63

Banco Santander SA (Spain)	1.59

Sanofi-Aventis (France)	1.55

TOTAL	20.69%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI EAFE Value Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Value Index (the “Index”). The Index is a subset of the MSCI EAFE® Index and constituents of the Index include securities from Europe, Australasia and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI Inc. as most representing the value style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 13.77%, while the total return for the Index was 13.94%.

Many international stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, international stocks began an extended rally as improving economic data boosted investor confidence in a global economic recovery. The rally in international equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks declined some over the last three months of the period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. In local currency terms, the Index returned 2.01% for the reporting period. The dollar depreciated by more than 10% against the Japanese yen and 4% versus the British pound for the reporting period; Japan and the U.K. represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 8.5% against the euro and 17.5% versus the Australian dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

As represented by the Index, international value stocks trailed both their growth-oriented counterparts and the broad international equity indexes. Improving economic conditions worldwide benefited growth stocks at the expense of value shares. In addition, financial stocks – which comprised more than one-third of the Index as of the end of the reporting period – were among the weaker performers in the global equity markets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

Within the Index, value stocks in the Asia/Pacific region posted the best returns. Value securities in New Zealand, Hong Kong, and Australia fared well, while Japanese value stocks lagged amid a stagnant economy and the natural disaster that struck in March. In Europe, the Continent’s sovereign debt crisis had a negative impact on value stock performance, but European economies held up reasonably well and had more stable growth rates than most other regions of the world. Value shares in Germany, Norway, and the U.K. generated the highest returns in the Index for the reporting period, while value stocks in Greece and Ireland faced the largest declines.

From a sector perspective, materials and energy stocks were the best performers in the Index for the reporting period. These two sectors benefited from rising demand for commodities and higher commodity prices as economic conditions improved. The health care and consumer discretionary sectors of the Index also fared well during the reporting period. The utilities sector was the only sector of the Index to decline for the reporting period. Financials, the largest sector weighting in the Index (comprising more than one-third of the Index as of July 31, 2011), and information technology also lagged.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
24.21%	23.69%	24.25%	(2.17)%	(2.15)%	(1.71)%	(7.69)%	(7.60)%	(6.08)%

Total returns for the period since inception are calculated from the inception date of the Fund (12/10/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/12/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Industrial	24.68%

Financial	18.96

Consumer Cyclical	14.27

Consumer Non-Cyclical	14.20

Basic Materials	9.63

Communications	5.46

Energy	4.96

Technology	4.50

Diversified	1.58

Utilities	1.39

Short-Term and Other Net Assets	0.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Bilfinger Berger SE (Germany)	0.36%

PSP Swiss Property AG Registered (Switzerland)	0.36

Davide Campari-Milano SpA (Italy)	0.34

Northumbrian Water Group PLC (United Kingdom)	0.33

GKN PLC (United Kingdom)	0.33

Tate & Lyle PLC (United Kingdom)	0.33

IMI PLC (United Kingdom)	0.33

Suntec REIT (Singapore)	0.33

Halma PLC (United Kingdom)	0.32

Pennon Group PLC (United Kingdom)	0.32

TOTAL	3.35%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI EAFE Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index (the “Index”). The Index represents the small cap size segment of the MSCI EAFE® Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 24.21%, while the total return for the Index was 24.25%.

Many international stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, international stocks began an extended rally as improving economic data boosted investor confidence in a global economic recovery. The rally in international equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks declined some over the last three months of the period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. In local currency terms, the Index returned 11.17% for the reporting period. The dollar depreciated by more than 10% against the Japanese yen and 4% versus the British pound for the reporting period; Japan and the U.K. represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 8.5% against the euro and 17.5% versus the Australian dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

As represented by the Index, international small-cap stocks outperformed their large-cap counterparts and the broad international equity indexes.

Within the Index, small-cap issues in Europe posted returns slightly above that of the overall Index. Despite the Continent’s sovereign debt crisis, European economies held up reasonably well and had more stable growth rates than most other regions of the world. In fact, the

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

European Central Bank raised short-term interest rates in April and July of 2011 – its first rate hikes in nearly four years – to head off potential inflationary pressures. Small-cap stocks in Germany, France, and Switzerland generated the best returns in the Index, while small-cap issues in Greece and Portugal declined for the reporting period. In the Asia/Pacific region, small-cap stocks in Australia and New Zealand were the top performers; both countries have an abundance of natural resources and are major commodity exporters, so they benefited from robust demand for natural resources and rising commodity prices. Japanese small-company stocks lagged amid a stagnant economy and the natural disaster that struck in March.

From a sector perspective, materials stocks were the best performers for the reporting period, benefiting from rising demand for commodities and higher commodity prices as economic conditions improved. The telecommunication services and industrials sectors – the smallest and largest sector weightings, respectively, in the Index – also fared well. Financials, which faced concerns about exposure to the sovereign debt crisis, and information technology were the only two sectors of the Index to return less than 20% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
MSCI EAFE Growth
Actual	$1,000.00	$1,033.00	0.40%	$2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
MSCI EAFE Value
Actual	1,000.00	985.50	0.40	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
MSCI EAFE Small Cap
Actual	1,000.00	1,021.60	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.70%

AUSTRALIA – 8.63%
Alumina Ltd.	602,946	$1,443,828
Asciano Group	727,605	1,334,727
BHP Billiton Ltd.	793,725	36,112,729
BlueScope Steel Ltd.	458,964	574,730
Boral Ltd.	179,265	821,130
Brambles Ltd.	354,825	2,701,019
Coca-Cola Amatil Ltd.	140,277	1,741,186
Cochlear Ltd.	14,136	1,100,447
Computershare Ltd.	109,839	990,558
Crown Ltd.	38,988	382,011
CSL Ltd.	133,494	4,500,272
Fortescue Metals Group Ltd.	308,142	2,135,799
Iluka Resources Ltd.	103,056	2,010,464
Incitec Pivot Ltd.	405,783	1,760,642
Insurance Australia Group Ltd.	517,959	1,866,162
James Hardie Industries SEa	107,502	676,630
Leighton Holdings Ltd.	37,493	869,398
Lynas Corp. Ltd.[a]	408,804	965,459
Macarthur Coal Ltd.	39,273	670,818
Newcrest Mining Ltd.	189,126	8,216,330
Orica Ltd.	88,635	2,503,153
Origin Energy Ltd.	261,573	4,220,801
Paladin Energy Ltd.[a]	166,953	480,480
Qantas Airways Ltd.[a]	179,892	364,576
QR National Ltd.[a]	419,178	1,547,098
Ramsay Health Care Ltd.	32,490	623,837
Rio Tinto Ltd.	107,445	9,441,834
Santos Ltd.	218,139	3,086,237
Sims Metal Management Ltd.	40,470	749,499
Transurban Group	323,646	1,816,650
Wesfarmers Ltd.	247,893	7,983,777
Westfield Retail Trust	717,117	1,922,029
Woodside Petroleum Ltd.	154,185	6,495,127
Woolworths Ltd.	298,623	8,836,922
WorleyParsons Ltd.	47,424	1,433,075

		122,379,434

AUSTRIA – 0.32%
Erste Group Bank AG	47,082	2,259,063
IMMOFINANZ AGa	120,384	465,694
Verbund AG	11,058	452,398

Security	Shares	Value
voestalpine AG	27,189	$1,411,621

		4,588,776

BELGIUM – 1.06%
Anheuser-Busch InBev NV	199,101	11,501,551
Bekaert NV	9,348	570,033
Colruyt SA	18,810	916,316
Mobistar SA	2,622	183,078
UCB SA	9,918	457,067
Umicore	28,443	1,455,882

		15,083,927

DENMARK – 1.80%
Carlsberg A/S Class B	26,220	2,579,041
Coloplast A/S Class B	5,700	877,270
Danske Bank A/Sa	159,600	3,093,530
DSV A/S	51,699	1,148,656
Novo Nordisk A/S Class B	103,227	12,642,194
Novozymes A/S Class B	11,466	1,873,056
Pandora A/Sb	14,307	410,037
TDC A/Sa	92,511	860,530
TrygVesta A/S	6,384	349,061
Vestas Wind Systems A/Sa	50,108	1,107,509
William Demant Holding A/Sa	5,871	515,204

		25,456,088

FINLAND – 0.59%
Kesko OYJ Class B	16,929	658,531
Kone OYJ Class B	38,475	2,233,659
Metso OYJ	11,172	548,250
Neste Oil OYJ	31,920	419,243
Nokian Renkaat OYJ	27,308	1,281,631
UPM-Kymmene OYJ	129,561	2,023,768
Wartsila OYJ Class B	41,781	1,206,190

		8,371,272

FRANCE – 7.98%
Accor SA	12,882	569,597
Aeroports de Paris	8,629	786,400
Air France-KLM[a]	11,799	142,864
Alcatel-Lucent[a]	568,290	2,249,824
ALSTOM	50,445	2,664,351
Arkema	8,949	876,390
Atos Origin SA	12,198	673,797
Bureau Veritas SA	13,566	1,109,228
Cap Gemini SA	18,468	912,262

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Carrefour SA	142,215	$4,209,878
Christian Dior SA	13,566	2,173,620
Compagnie de Saint-Gobain	98,211	5,701,622
Compagnie Generale de Geophysique-Veritas[a]	35,169	1,189,661
Compagnie Generale des Etablissements Michelin Class B	43,263	3,646,831
Credit Agricole SA	86,640	1,072,956
Danone SA	143,697	10,283,334
Dassault Systemes SA	14,649	1,295,245
Edenred SA	39,102	1,127,163
Eramet	1,254	350,128
Essilor International SA	49,476	3,975,035
European Aeronautic Defence and Space Co. NV	100,092	3,480,740
Eutelsat Communications	24,624	1,062,779
Groupe Eurotunnel SA	127,680	1,365,063
Icade	6,156	709,729
Iliad SA	4,788	615,104
Imerys SA	8,436	580,730
JCDecaux SAa	16,416	453,632
L’Air Liquide SA	70,338	9,698,217
L’Oreal SA	58,938	7,115,137
Legrand SA	49,191	1,916,691
LVMH Moet Hennessy Louis Vuitton SA	63,042	11,591,168
M6-Metropole Television	5,871	134,353
Pernod Ricard SA	48,735	4,840,627
Publicis Groupe SA	30,951	1,578,697
Safran SA	41,553	1,733,430
Schneider Electric SA	60,363	8,773,919
SES SA Class A FDR	72,789	1,970,100
Societe BIC SA	7,182	679,091
Societe Television Francaise 1	29,241	559,487
Sodexo	23,492	1,799,302
Suez Environnement SA	23,484	436,343
Technip SA	24,111	2,645,685
Unibail-Rodamco SE	12,084	2,698,477
Vallourec SA	13,965	1,427,216
Wendel	2,850	328,906

		113,204,809

Security	Shares	Value
GERMANY – 7.17%
Adidas AG	51,414	$3,826,346
Bayer AG	72,219	5,804,345
Bayerische Motoren Werke AG	81,567	8,183,729
Beiersdorf AG	24,624	1,588,950
Brenntag AG	8,208	838,971
Continental AGa	19,608	1,961,099
Daimler AG Registered	77,976	5,676,531
Deutsche Boerse AGa	47,880	3,555,769
Deutsche Lufthansa AG Registered	57,057	1,151,973
Fraport AG	5,928	476,527
Fresenius Medical Care AG & Co. KGaA	48,222	3,702,434
Fresenius SE & Co. KGaA	28,329	3,034,840
GEA Group AG	43,491	1,516,480
Henkel AG & Co. KGaA	32,547	1,778,899
Hochtief AG	10,659	857,904
Infineon Technologies AG	270,750	2,726,199
K+S AG	42,237	3,384,937
Kabel Deutschland Holding AGa	17,955	1,013,090
LANXESS AG	20,577	1,660,604
Linde AG	42,066	7,556,108
MAN SEb	15,675	1,865,969
Merck KgaA	16,245	1,740,067
METRO AG	31,977	1,770,720
QIAGEN NVa	58,368	984,691
Salzgitter AG	9,747	712,648
SAP AG	226,860	14,228,179
Siemens AG Registered	132,012	16,955,503
Suedzucker AG	16,530	584,339
TUI AGa	37,620	349,011
United Internet AG Registered	28,044	571,040
Volkswagen AG	4,788	878,622
Wacker Chemie AG	3,705	703,844

		101,640,368

GREECE – 0.14%
Alpha Bank AEa	82,194	361,425
Coca-Cola Hellenic Bottling Co. SAa	1,710	44,354
Coca-Cola Hellenic Bottling Co. SA SP ADR[a,b]	43,441	1,123,384
EFG Eurobank Ergasias SAa	59,793	232,850

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Hellenic Telecommunications Organization SA	21,090	$176,383

		1,938,396

HONG KONG – 2.76%
AIA Group Ltd.[a]	1,926,600	7,081,543
ASM Pacific Technology Ltd.[b]	51,300	563,382
Foxconn International Holdings Ltd.[a,b]	342,000	155,764
Galaxy Entertainment Group Ltd.[a]	285,000	738,598
Hang Lung Properties Ltd.	627,000	2,316,710
Hong Kong and China Gas Co. Ltd. (The)	1,191,985	2,917,836
Hong Kong Exchanges and Clearing Ltd.[b]	256,500	5,294,868
Hutchison Whampoa Ltd.	342,000	3,986,234
Hysan Development Co. Ltd.	171,000	800,757
Li & Fung Ltd.	1,370,400	2,278,579
Lifestyle International Holdings Ltd.	142,500	466,194
Orient Overseas International Ltd.	57,000	324,325
Sands China Ltd.[a]	592,800	1,783,458
Shangri-La Asia Ltd.	378,666	976,482
SJM Holdings Ltd.	399,000	1,004,347
Sun Hung Kai Properties Ltd.	348,000	5,295,118
Wharf (Holdings) Ltd. (The)	171,000	1,258,176
Wing Hang Bank Ltd.	57,000	612,451
Wynn Macau Ltd.[b]	387,600	1,352,584

		39,207,406

IRELAND – 0.23%
Elan Corp. PLC[a]	123,006	1,382,261
Kerry Group PLC Class A	34,998	1,445,648
Ryanair Holdings PLC SP ADR	15,561	423,103

		3,251,012

ISRAEL – 0.73%
Elbit Systems Ltd.	5,757	274,668
Israel Chemicals Ltd.	108,072	1,834,705
Israel Corp. Ltd. (The)	570	623,981
Makhteshim-Agan Industries Ltd.[a]	60,363	333,755
NICE Systems Ltd.[a,b]	9,747	350,914
Teva Pharmaceutical Industries Ltd.	150,651	6,927,446

		10,345,469

ITALY – 1.21%
A2A SpA	136,572	196,156
Atlantia SpA	78,523	1,456,733

Security	Shares	Value
Autogrill SpA	28,785	$379,722
Banca Monte dei Paschi di Siena SpA	718,656	540,623
Enel Green Power SpA	210,900	527,633
Fiat Industrial SpA[a]	186,504	2,466,998
Luxottica Group SpA	28,785	914,146
Mediobanca SpA	128,706	1,188,308
Parmalat SpA	42,921	111,821
Pirelli & C. SpA	18,216	189,517
Prysmian SpA	33,066	613,430
Saipem SpA	66,006	3,450,667
Tenaris SA	117,990	2,599,227
UniCredit SpA	1,207,545	2,169,054
Unione di Banche Italiane ScpA	75,753	365,324

		17,169,359

JAPAN – 20.81%
ABC-Mart Inc.	5,700	220,054
Advantest Corp.	39,900	708,162
AEON Mall Co. Ltd.	18,700	480,158
Ajinomoto Co. Inc.	114,000	1,408,939
All Nippon Airways Co. Ltd.	228,000	770,929
Amada Co. Ltd.	57,000	442,324
Asahi Kasei Corp.	285,000	2,012,243
ASICS Corp.	57,000	866,187
Benesse Holdings Inc.	17,100	738,807
Bridgestone Corp.	159,600	3,957,435
Brother Industries Ltd.	57,000	888,340
Canon Inc.	279,300	13,568,791
Central Japan Railway Co.	349	3,006,672
Chiyoda Corp.	57,000	728,100
Chugai Pharmaceutical Co. Ltd.	57,000	1,010,183
Chugoku Bank Ltd. (The)	57,000	723,669
Dai-ichi Life Insurance Co. Ltd. (The)	2,223	3,141,978
Daihatsu Motor Co. Ltd.	57,000	999,106
Daikin Industries Ltd.	57,000	2,022,581
Dainippon Sumitomo Pharma Co. Ltd.	11,400	115,639
Daito Trust Construction Co. Ltd.	11,400	1,095,841
Daiwa Securities Group Inc.	399,000	1,736,805
Dena Co. Ltd.	22,800	1,135,717
Dentsu Inc.	45,600	1,422,526
East Japan Railway Co.	85,500	5,361,057
Elpida Memory Inc.[a]	45,600	420,614
FamilyMart Co. Ltd.	17,100	643,991

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Fanuc Ltd.	47,100	$8,914,769
Fast Retailing Co. Ltd.	11,700	2,073,533
Fuji Electric Holdings Co. Ltd.	57,000	185,348
Furukawa Electric Co. Ltd.	57,000	245,161
Gree Inc.[a]	22,800	521,928
GS Yuasa Corp.	114,000	791,605
Hakuhodo DY Holdings Inc.	2,280	125,682
Hamamatsu Photonics K.K.	17,100	768,714
Hirose Electric Co. Ltd.	6,300	630,082
Hisamitsu Pharmaceutical Co. Inc.	17,100	743,237
Hitachi Construction Machinery Co. Ltd.	29,000	654,463
Hitachi Metals Ltd.	57,000	806,374
Hokuriku Electric Power Co.	28,500	509,522
Honda Motor Co. Ltd.	404,700	16,148,154
Hoya Corp.	108,300	2,627,878
IBIDEN Co. Ltd.	28,500	863,603
IHI Corp.	342,000	921,570
INPEX Corp.	342	2,653,945
ITOCHU Corp.	188,100	2,168,791
Japan Steel Works Ltd. (The)	57,000	399,495
Japan Tobacco Inc.	1,140	5,169,063
JFE Holdings Inc.	74,100	2,015,935
JGC Corp.	58,000	1,807,099
JS Group Corp.	68,400	1,707,563
Jupiter Telecommunications Co. Ltd.	438	509,553
Kansai Paint Co. Ltd.	57,000	525,768
Kao Corp.	136,800	3,865,278
Kawasaki Heavy Industries Ltd.	342,000	1,253,867
KDDI Corp.	228	1,689,545
Keihin Electric Express Railway Co. Ltd.	114,000	886,125
Keio Corp.	72,059	435,024
Keyence Corp.	11,425	3,222,208
Kintetsu Corp.[b]	399,000	1,343,957
Kirin Holdings Co. Ltd.	228,000	3,349,553
Kobe Steel Ltd.	285,000	627,672
Koito Manufacturing Co. Ltd.	23,000	395,997
Komatsu Ltd.	233,700	7,287,419
Kubota Corp.	285,000	2,595,608
Kuraray Co. Ltd.	57,000	861,018
Kurita Water Industries Ltd.	28,500	826,681
Kyocera Corp.	39,900	4,264,477

Security	Shares	Value
Lawson Inc.	11,400	$615,119
Mabuchi Motor Co. Ltd.	5,700	294,637
Makita Corp.	28,500	1,340,264
Marubeni Corp.	228,000	1,707,268
Mazda Motor Corp.[a]	399,000	1,101,011
McDonald’s Holdings Co. (Japan) Ltd.[b]	17,100	447,272
Medipal Holdings Corp.	17,100	161,275
Minebea Co. Ltd.	57,000	290,206
Miraca Holdings Inc.	11,400	477,769
Mitsubishi Corp.	119,700	3,199,133
Mitsubishi Electric Corp.	456,000	5,358,103
Mitsubishi Estate Co. Ltd.	312,000	5,594,093
Mitsubishi Heavy Industries Ltd.	741,000	3,455,888
Mitsubishi Motors Corp.[a]	969,000	1,267,897
Mitsubishi Tanabe Pharma Corp.	36,366	657,688
Mitsui Engineering & Shipbuilding Co. Ltd.	171,000	363,311
Mitsui Fudosan Co. Ltd.	195,500	3,720,553
Mizuho Securities Co. Ltd.[a]	114,000	277,653
Mizuho Trust & Banking Co. Ltd.	456,000	401,710
Murata Manufacturing Co. Ltd.	51,300	3,329,615
Nabtesco Corp.	22,800	576,572
NGK Insulators Ltd.	57,000	1,043,412
NHK Spring Co. Ltd.	12,769	136,143
Nidec Corp.	28,500	2,828,216
Nikon Corp.	85,500	2,007,073
Nintendo Co. Ltd.	24,700	3,932,673
Nippon Electric Glass Co. Ltd.	85,500	1,078,857
Nippon Sheet Glass Co. Ltd.	228,000	726,623
Nissin Foods Holdings Co. Ltd.	11,400	433,463
Nitori Holdings Co. Ltd.	8,750	849,041
Nitto Denko Corp.	39,900	1,922,892
Nomura Holdings Inc.	872,100	4,248,084
Nomura Research Institute Ltd.	23,300	554,805
NSK Ltd.	114,000	1,107,656
NTT Data Corp.	291	1,008,453
NTT Urban Development Corp.	285	261,038
Odakyu Electric Railway Co. Ltd.	171,000	1,473,183
Olympus Corp.	51,300	1,824,310
Omron Corp.	34,200	961,889
Oracle Corp. Japan	11,400	381,772
Oriental Land Co. Ltd.	12,300	1,150,486
Otsuka Holdings Co. Ltd.	62,700	1,726,910

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Panasonic Corp.	547,200	$6,543,148
Rakuten Inc.	1,824	1,850,229
Rinnai Corp.	5,700	440,109
Rohm Co. Ltd.	22,800	1,329,188
Santen Pharmaceutical Co. Ltd.	17,100	686,747
Secom Co. Ltd.	51,300	2,562,009
Seven & I Holdings Co. Ltd.	188,100	5,348,873
Seven Bank Ltd.	114	234,676
Shikoku Electric Power Co. Inc.	45,600	994,232
Shimadzu Corp.	57,000	527,983
Shimamura Co. Ltd.	5,800	584,584
Shimano Inc.	17,100	898,309
Shimizu Corp.	171,000	755,422
Shionogi & Co. Ltd.	73,400	1,266,599
SMC Corp.	12,100	2,224,368
SoftBank Corp.	216,600	8,446,250
Sony Corp.	250,800	6,326,047
Sony Financial Holdings Inc.	43,349	778,923
Square Enix Holdings Co. Ltd.	17,100	331,854
Sumco Corp.[a]	28,500	449,709
Sumitomo Chemical Co. Ltd.	399,000	2,026,273
Sumitomo Electric Industries Ltd.	119,700	1,789,530
Sumitomo Heavy Industries Ltd.	114,000	798,990
Sumitomo Metal Mining Co. Ltd.	84,769	1,501,221
Sumitomo Realty & Development Co. Ltd.	57,000	1,407,462
Suruga Bank Ltd.	57,000	494,753
Suzuki Motor Corp.	85,500	1,983,813
Sysmex Corp.	17,100	652,410
Taiyo Nippon Sanso Corp.	57,000	445,278
TDK Corp.	22,800	1,178,546
Terumo Corp.	39,900	2,238,204
THK Co. Ltd.	17,100	441,069
Tobu Railway Co. Ltd.	130,000	565,876
Toho Co. Ltd.	28,500	495,122
Toho Gas Co. Ltd.	57,000	311,621
Tokio Marine Holdings Inc.	182,400	5,375,826
Tokyu Corp.	285,000	1,277,497
Toray Industries Inc.	228,000	1,769,297
Toshiba Corp.	1,026,000	5,316,751
TOTO Ltd.	57,000	444,539
Toyota Motor Corp.	239,400	9,785,037
Trend Micro Inc.	28,500	893,140

Security	Shares	Value
Tsumura & Co.	17,100	$558,923
Unicharm Corp.	28,500	1,284,881
Ushio Inc.	28,500	535,737
Yahoo! Japan Corp.	3,592	1,271,323
Yakult Honsha Co. Ltd.	22,800	650,416
Yamada Denki Co. Ltd.	19,950	1,589,487
Yamaha Corp.	11,400	135,134
Yamaha Motor Co. Ltd.[a]	45,600	881,990
Yamato Holdings Co. Ltd.	51,300	878,593
Yamato Kogyo Co. Ltd.	11,400	342,783
Yamazaki Baking Co. Ltd.	57,000	787,175
Yaskawa Electric Corp.	58,000	642,441
Yokogawa Electric Corp.[a]	51,300	453,918

		295,098,443

NETHERLANDS – 2.89%
ASML Holding NV	105,678	3,794,206
Fugro NV CVA	16,855	1,304,524
Heineken Holding NV	28,671	1,460,961
Heineken NV	63,726	3,780,187
Koninklijke Ahold NV	293,151	3,912,645
Koninklijke KPN NV	251,199	3,590,238
Koninklijke Philips Electronics NV	242,934	6,056,820
Randstad Holding NV	29,640	1,338,475
Royal Boskalis Westminster NV CVA	17,442	736,510
Royal Vopak NV	17,385	870,257
SBM Offshore NV	42,009	1,015,674
Unilever NV CVA	403,332	13,127,674

		40,988,171

NEW ZEALAND – 0.12%
Auckland International Airport Ltd.	80,541	159,051
Fletcher Building Ltd.	169,062	1,201,015
Sky City Entertainment Group Ltd.	90,459	290,879

		1,650,945

NORWAY – 0.62%
Aker Solutions ASA	41,724	733,038
Norsk Hydro ASA	235,011	1,677,670
Renewable Energy Corp. ASA[a]	124,887	232,603
Subsea 7 SAa	69,996	1,847,206
Telenor ASA	93,024	1,555,012
Yara International ASA	47,310	2,705,708

		8,751,237

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
PORTUGAL – 0.22%
CIMPOR – Cimentos de Portugal SGPS SA	52,212	$405,905
EDP Renovaveis SAa	57,627	374,301
Galp Energia SGPS SA Class B	57,171	1,293,527
Jeronimo Martins SGPS SA	53,523	1,048,703

		3,122,436

SINGAPORE – 1.74%
CapitaMalls Asia Ltd.	171,000	203,850
City Developments Ltd.	114,000	1,000,075
COSCO Corp. (Singapore) Ltd.[b]	251,043	371,220
Fraser and Neave Ltd.	171,000	852,336
Genting Singapore PLC[a]	1,482,000	2,339,190
Global Logistic Properties Ltd.[a]	456,000	765,209
Golden Agri-Resources Ltd.	1,653,600	1,002,806
Hutchison Port Holdings Trust[a]	1,311,000	996,360
Jardine Cycle & Carriage Ltd.	28,000	1,124,885
Keppel Corp. Ltd.	376,200	3,459,634
Keppel Land Ltd.	57,000	181,358
Neptune Orient Lines Ltd.	228,000	272,748
Noble Group Ltd.	912,181	1,417,054
Olam International Ltd.	342,000	750,056
Oversea-Chinese Banking Corp. Ltd.	285,000	2,355,763
SembCorp Industries Ltd.	228,000	960,299
SembCorp Marine Ltd.[b]	228,000	1,022,804
Singapore Exchange Ltd.	228,000	1,414,879
Singapore Technologies Engineering Ltd.	399,000	1,001,022
StarHub Ltd.	171,000	400,598
Wilmar International Ltd.[b]	456,000	2,231,227
Yangzijiang Shipbuilding (Holdings) Ltd.	456,000	551,178

		24,674,551

SPAIN – 1.11%
Abertis Infraestructuras SA	46,056	849,121
Acciona SA	3,990	414,369
Acerinox SA	8,721	144,432
Amadeus IT Holding SA Class A	39,900	805,575
Banco de Valencia SAa,b	6	12
Distribuidora Internacional Alimentacion SAa,b	142,215	602,871
Enagas SA	44,631	1,019,743

Security	Shares	Value
Ferrovial SA	89,832	$1,149,018
Grifols SAa	36,708	804,165
Industria de Diseno Textil SA	53,808	4,882,119
Red Electrica Corporacion SA	26,738	1,461,400
Repsol YPF SA	98,040	3,102,960
Zardoya Otis SA	34,658	502,020
Zardoya Otis SA New[a,c]	1,732	25,088

		15,762,893

SWEDEN – 3.71%
Alfa Laval AB	83,448	1,743,668
Assa Abloy AB Class B	77,919	2,002,437
Atlas Copco AB Class A	165,300	3,907,355
Atlas Copco AB Class B	98,610	2,077,679
Electrolux AB Class B	59,451	1,120,659
Getinge AB Class B	49,419	1,332,695
Hennes & Mauritz AB Class B	251,997	8,593,463
Hexagon AB Class B	63,441	1,291,420
Husqvarna AB Class B	71,649	413,583
Industrivarden AB Class C	18,924	282,916
Kinnevik Investment AB Class B	25,365	584,698
Millicom International Cellular SA SDR	18,924	2,268,126
Modern Times Group MTG AB Class B	11,628	789,192
Ratos AB Class B	31,008	563,366
Sandvik AB	251,313	4,012,147
Scania AB Class B	78,489	1,528,057
SKF AB Class B	95,304	2,512,672
SSAB AB Class A	13,680	184,022
Swedbank AB Class A	207,081	3,631,013
Swedish Match AB	53,181	1,977,114
Tele2 AB Class B	77,862	1,657,807
Telefonaktiebolaget LM Ericsson Class B	370,614	4,659,372
Volvo AB Class B	339,663	5,487,251

		52,620,712

SWITZERLAND – 10.64%
ABB Ltd. Registered[a]	540,531	13,016,085
Actelion Ltd. Registered[a]	27,417	1,394,851
Adecco SA Registered[a]	33,023	1,990,514
Aryzta AG	20,748	1,134,533
Compagnie Financiere Richemont SA Class A Bearer	128,763	8,339,700
GAM Holding AGa	51,471	799,949

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Geberit AG Registered[a]	9,639	$2,277,064
Givaudan SA Registered[a]	2,052	2,248,036
Holcim Ltd. Registered[a]	30,552	2,100,886
Julius Baer Group Ltd.[a]	51,072	2,177,785
Kuehne & Nagel International AG Registered	13,509	1,892,151
Lindt & Spruengli AG Participation Certificates	285	927,461
Lindt & Spruengli AG Registered	20	764,019
Lonza Group AG Registered[a]	12,520	1,068,219
Nestle SA Registered	555,408	35,408,845
Pargesa Holding SA Bearer	4,389	389,508
Roche Holding AG Genusschein	173,736	31,211,644
Schindler Holding AG Participation Certificates	12,088	1,424,734
Schindler Holding AG Registered	5,358	625,395
SGS SA Registered	1,368	2,665,882
Sika AG Bearer	513	1,201,469
Sonova Holding AG Registered[a]	12,257	1,159,299
Straumann Holding AG Registered	1,938	441,595
Sulzer AG Registered	5,985	871,705
Swatch Group AG (The) Bearer	7,581	4,118,478
Swatch Group AG (The) Registered	11,001	1,025,150
Swiss Re Ltd.[a]	57,057	3,207,556
Syngenta AG Registered[a]	23,313	7,483,112
Synthes Inc.[d]	16,074	2,893,809
Transocean Ltd.	27,816	1,700,298
UBS AG Registered[a]	900,999	14,986,167

		150,945,899

UNITED KINGDOM – 24.22%
Admiral Group PLC	49,191	1,250,771
Aggreko PLC	66,262	2,102,506
AMEC PLC	82,080	1,420,099
Anglo American PLC	327,294	15,580,337
Antofagasta PLC	97,242	2,250,680
ARM Holdings PLC	335,103	3,212,417
Associated British Foods PLC	88,749	1,560,248
Autonomy Corp. PLC[a]	57,456	1,585,418
Babcock International Group PLC	88,098	975,414
BG Group PLC	838,299	19,870,416
BHP Billiton PLC	540,246	20,157,275
British American Tobacco PLC	492,309	22,793,168

Security	Shares	Value
British Sky Broadcasting Group PLC	279,414	$3,265,645
Bunzl PLC	82,256	1,041,704
Burberry Group PLC	108,756	2,667,133
Cairn Energy PLC[a]	348,897	2,117,898
Capita Group PLC	152,646	1,799,081
Carnival PLC	45,600	1,583,877
Centrica PLC	1,270,017	6,391,790
Cobham PLC	285,285	953,917
Compass Group PLC	465,462	4,389,500
Diageo PLC	619,191	12,654,203
Essar Energy PLC[a]	77,406	458,058
Eurasian Natural Resources Corp.	65,607	831,935
Experian PLC	245,157	3,229,462
Fresnillo PLC	46,683	1,348,690
G4S PLC	348,612	1,569,100
HSBC Holdings PLC	4,382,673	42,769,261
ICAP PLC	139,829	1,027,832
Imperial Tobacco Group PLC	250,686	8,711,476
Inmarsat PLC	114,741	1,017,076
InterContinental Hotels Group PLC	72,675	1,441,096
Intertek Group PLC	38,931	1,223,785
Invensys PLC	199,694	1,011,911
ITV PLC[a]	915,306	1,050,981
Johnson Matthey PLC	53,067	1,777,033
Kazakhmys PLC	52,954	1,171,735
Lloyds Banking Group PLC[a]	10,162,530	7,231,556
London Stock Exchange Group PLC	37,164	608,217
Lonmin PLC	26,220	546,610
Man Group PLC	234,099	856,161
National Grid PLC	561,336	5,500,954
Next PLC	45,087	1,757,745
Petrofac Ltd.	63,156	1,452,424
Randgold Resources Ltd.	22,173	2,021,852
Reckitt Benckiser Group PLC	151,791	8,613,630
Reed Elsevier PLC	103,699	943,029
Rio Tinto PLC	358,815	25,326,773
Rolls-Royce Group PLC[a]	460,275	4,929,907
SABMiller PLC	235,980	8,851,201
Sage Group PLC (The)	325,356	1,465,493
Schroders PLC	27,759	741,821
Scottish & Southern Energy PLC	114,456	2,455,585
Serco Group PLC	121,810	1,079,736
Severn Trent PLC	20,691	486,029

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH INDEX FUND

July 31, 2011

Security	Shares	Value
Shire PLC	138,681	$4,823,794
Smith & Nephew PLC	222,927	2,345,641
Smiths Group PLC	97,698	1,820,214
Standard Chartered PLC	581,115	14,861,764
Tesco PLC	1,982,289	12,477,183
Tullow Oil PLC	218,880	4,419,285
Unilever PLC	316,065	10,106,626
Vedanta Resources PLC	30,039	872,769
Weir Group PLC (The)	51,927	1,808,754
Whitbread PLC	43,548	1,112,292
Wm Morrison Supermarkets PLC	552,330	2,637,444
Wolseley PLC	70,908	2,112,578
Xstrata PLC	516,078	10,974,723

		343,504,718

TOTAL COMMON STOCKS
(Cost: $1,198,284,785)		1,399,756,321

PREFERRED STOCKS – 0.94%

GERMANY – 0.94%
Bayerische Motoren Werke AG	13,509	853,759
Henkel AG & Co. KGaA	44,232	2,988,657
Porsche Automobil Holding SE	24,453	1,886,260
ProSiebenSat.1 Media AG	18,240	471,927
Volkswagen AG	35,625	7,138,884

		13,339,487

TOTAL PREFERRED STOCKS
(Cost: $10,538,462)		13,339,487

SHORT-TERM INVESTMENTS – 0.56%

MONEY MARKET FUNDS – 0.56%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	7,249,603	7,249,603
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	620,766	620,766

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	147,821	$147,821

		8,018,190

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,018,190)		8,018,190

TOTAL INVESTMENTS IN SECURITIES – 100.20%
(Cost: $1,216,841,437)		1,421,113,998

Other Assets, Less Liabilities – (0.20)%		(2,887,034)

NET ASSETS – 100.00%		$1,418,226,964

FDR – Fiduciary Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SDR – Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.36%

AUSTRALIA – 8.42%
AGL Energy Ltd.	113,919	$1,775,656
Amcor Ltd.	307,464	2,377,645
AMP Ltd.	704,352	3,528,050
ASX Ltd.	43,677	1,432,593
Australia and New Zealand Banking Group Ltd.	647,841	14,823,060
Bendigo and Adelaide Bank Ltd.	90,114	875,034
BGP Holdings PLC[a,b]	2,256,851	324
Caltex Australia Ltd.	32,568	381,354
CFS Retail Property Trust	457,332	869,076
Commonwealth Bank of Australia	387,228	20,957,017
Crown Ltd.	73,485	720,019
Dexus Property Group	1,203,774	1,143,777
Echo Entertainment Group Ltd.[a]	173,190	762,864
Fairfax Media Ltd.[c]	565,869	546,989
Foster’s Group Ltd.	490,107	2,718,707
Goodman Group	1,694,433	1,265,650
GPT Group	437,046	1,445,020
Harvey Norman Holdings Ltd.	135,447	324,344
Lend Lease Group	132,618	1,290,673
Macquarie Group Ltd.	86,664	2,624,555
MAp Group	96,600	346,980
Metcash Ltd.	191,682	875,901
Mirvac Group	845,595	1,068,170
National Australia Bank Ltd.	541,581	14,277,587
OneSteel Ltd.	335,271	650,011
OZ Minerals Ltd.	79,598	1,191,731
Qantas Airways Ltd.[a]	87,975	178,294
QBE Insurance Group Ltd.	262,752	4,733,365
Sonic Healthcare Ltd.	91,839	1,224,689
SP AusNet	346,104	349,764
Stockland Corp. Ltd.	591,330	1,981,116
Suncorp Group Ltd.	320,436	2,604,673
Tabcorp Holdings Ltd.	167,187	591,342
Tatts Group Ltd.	326,784	832,777
Telstra Corp. Ltd.	1,109,175	3,642,935
Toll Holdings Ltd.	166,083	826,425
Wesfarmers Ltd. Partially Protected	37,812	1,233,992
Westfield Group	545,652	4,770,995

Security	Shares	Value
Westpac Banking Corp.	752,652	$16,882,242

		118,125,396

AUSTRIA – 0.31%
IMMOFINANZ AGa	114,126	441,486
IMMOFINANZ AG Escrow[a,b]	269,008	39
OMV AG	40,503	1,618,621
Raiffeisen International Bank Holding AG	11,799	592,329
Telekom Austria AG	82,179	1,007,436
Verbund AG	5,520	225,831
Vienna Insurance Group AG	9,729	517,980

		4,403,722

BELGIUM – 0.79%
Ageas	546,825	1,127,605
Belgacom SA	37,605	1,314,484
Delhaize Group SA	25,116	1,808,916
Dexia SAa	148,833	395,665
Groupe Bruxelles Lambert SA	19,872	1,679,668
KBC Groep NV	40,296	1,429,105
Mobistar SA	4,416	308,342
Solvay SA	14,628	2,205,045
UCB SA	17,112	788,600

		11,057,430

DENMARK – 0.26%
A.P. Moller – Maersk A/S Class A	138	1,024,164
A.P. Moller – Maersk A/S Class B	345	2,649,572

		3,673,736

FINLAND – 1.19%
Elisa OYJ	34,017	732,259
Fortum OYJ	110,262	2,923,339
Metso OYJ	20,631	1,012,437
Nokia OYJ	937,503	5,464,212
Orion OYJ Class B	24,564	594,426
Outokumpu OYJ	30,636	327,758
Pohjola Bank PLC	33,396	407,676
Rautaruukki OYJ	21,321	436,289
Sampo OYJ Class A	103,983	3,178,240
Sanoma OYJ	22,218	390,470
Stora Enso OYJ Class R	144,762	1,250,219

		16,717,325

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value

FRANCE – 11.52%
Accor SA	24,081	$1,064,778
Air France-KLM[a]	23,598	285,728
ArcelorMittal	214,107	6,708,785
Arkema	4,899	479,767
AXA	437,943	8,250,441
BNP Paribas	241,017	15,746,418
Bouygues SA	59,754	2,266,018
Cap Gemini SA	18,354	906,631
Casino Guichard-Perrachon SA	13,524	1,235,613
CNP Assurances SA	37,467	723,611
Credit Agricole SA	157,320	1,948,262
Eiffage SA	10,074	552,490
Electricite de France	60,720	2,309,195
Eurazeo	7,897	538,859
Fonciere des Regions	6,555	640,529
France Telecom SA	463,059	9,608,607
GDF Suez	309,603	10,157,059
Gecina SA	5,451	758,165
Klepierre	25,875	970,460
Lafarge SA	50,025	2,687,097
Lagardere SCA	29,808	1,161,661
M6-Metropole Television	10,902	249,484
Natixis	224,871	1,026,938
Neopost SA	8,418	673,784
PPR SA	18,975	3,517,454
PSA Peugeot Citroen SA	38,019	1,449,968
Renault SA	48,645	2,604,931
Sanofi-Aventis	278,484	21,725,861
SCOR SE	41,883	1,081,841
Societe Generale	159,666	7,969,602
STMicroelectronics NV	161,391	1,276,946
Suez Environnement SA	42,573	791,024
Thales SA	25,047	1,072,758
Total SA	528,540	28,694,372
Unibail-Rodamco SE	11,247	2,511,566
Vallourec SA	14,007	1,431,508
Veolia Environnement	88,458	2,009,040
Vinci SA	111,228	6,476,502
Vivendi SA	310,155	7,445,300
Wendel	5,382	621,112

		161,630,165

Security	Shares	Value
GERMANY – 9.28%
Allianz SE Registered	113,574	$14,861,529
Axel Springer AG	10,350	458,831
BASF SE	229,563	20,855,149
Bayer AG	134,274	10,791,794
Celesio AG	21,252	409,683
Commerzbank AGa	901,899	3,444,846
Daimler AG Registered	147,660	10,749,418
Deutsche Bank AG Registered	231,978	12,840,738
Deutsche Post AG Registered	209,829	3,714,780
Deutsche Telekom AG Registered	702,420	10,941,656
E.ON AG	448,983	12,400,528
Fraport AG	3,036	244,051
Hannover Rueckversicherung AG Registered	14,904	776,047
HeidelbergCement AG	35,190	1,944,341
Muenchener Rueckversicherungs- Gesellschaft AG Registered	46,989	6,958,267
RWE AG	103,983	5,460,686
Siemens AG Registered	72,036	9,252,239
ThyssenKrupp AG	83,352	3,695,116
Volkswagen AG	2,622	481,150

		130,280,849

GREECE – 0.28%
Alpha Bank AEa	44,998	197,866
Bank of Cyprus Public Co. Ltd.	220,041	480,622
EFG Eurobank Ergasias SAa	28,634	111,509
Hellenic Telecommunications Organization SA SP ADR	80,765	333,559
National Bank of Greece SAa	19,454	132,229
National Bank of Greece SA SP ADR[a,c]	1,093,673	1,432,712
OPAP SA	55,200	916,174
Public Power Corp. SA	29,670	365,389

		3,970,060

HONG KONG – 2.90%
Bank of East Asia Ltd. (The)	386,400	1,492,160
BOC Hong Kong (Holdings) Ltd.	931,500	2,784,521
Cathay Pacific Airways Ltd.	276,000	639,497
Cheung Kong (Holdings) Ltd.	345,000	5,271,602
Cheung Kong Infrastructure Holdings Ltd.	138,000	794,945
CLP Holdings Ltd.	483,000	4,461,608

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
Esprit Holdings Ltd.	310,500	$904,272
Foxconn International Holdings Ltd.[a]	207,000	94,278
Hang Lung Group Ltd.	207,000	1,245,532
Hang Seng Bank Ltd.[c]	193,200	3,036,372
Henderson Land Development Co. Ltd.	276,000	1,749,233
Hopewell Holdings Ltd.	138,000	447,046
Hutchison Whampoa Ltd.	207,000	2,412,720
Kerry Properties Ltd.	172,500	836,551
Link REIT (The)[c]	552,000	1,929,822
MTR Corp. Ltd.	379,500	1,287,802
New World Development Co. Ltd.	621,000	914,630
NWS Holdings Ltd.	309,000	448,763
PCCW Ltd.	1,035,000	451,472
Power Assets Holdings Ltd.	345,000	2,854,898
Sino Land Co. Ltd.	690,000	1,170,287
Swire Pacific Ltd. Class A	172,500	2,429,983
Wharf (Holdings) Ltd. (The)	207,625	1,527,653
Wheelock and Co. Ltd.	207,000	889,666
Yue Yuen Industrial (Holdings) Ltd.[c]	172,500	552,168

		40,627,481

IRELAND – 0.25%
Anglo Irish Bank Corp. Ltd.[a,b]	246,432	35
CRH PLC	177,399	3,492,438

		3,492,473

ISRAEL – 0.67%
Bank Hapoalim Ltd.	263,718	1,313,785
Bank Leumi le-Israel	293,250	1,373,355
Bezeq The Israel Telecommunication Corp. Ltd.	433,596	1,059,607
Cellcom Israel Ltd.	13,869	363,729
Delek Group Ltd. (The)	1,173	263,616
Israel Discount Bank Ltd. Class Aa	200,177	389,813
Mizrahi Tefahot Bank Ltd.	31,188	330,005
NICE Systems Ltd.[a]	5,382	193,764
Partner Communications Co. Ltd.	21,597	310,068
Teva Pharmaceutical Industries Ltd.	81,834	3,763,006

		9,360,748

ITALY – 3.72%
A2A SpA	125,802	180,687
Assicurazioni Generali SpA	292,284	5,569,362
Banca Carige SpA[c]	175,605	364,385
Banca Monte dei Paschi di Siena SpA	351,969	264,776

Security	Shares	Value
Banco Popolare SpA	452,985	$872,259
Enel Green Power SpA	213,624	534,448
Enel SpA	1,638,888	9,467,433
Eni SpA	597,747	13,039,054
Exor SpA	16,215	489,087
Fiat SpA	191,406	1,899,224
Finmeccanica SpA	102,327	788,156
Intesa Sanpaolo SpA	2,560,323	5,945,564
Mediaset SpA	184,092	791,505
Parmalat SpA	43,470	113,252
Pirelli & C. SpA	38,847	404,160
Prysmian SpA	18,078	335,377
Snam Rete Gas SpA	397,854	2,299,443
Telecom Italia SpA	2,332,407	2,941,090
Terna SpA	296,562	1,345,812
UniCredit SpA	2,208,138	3,966,369
Unione di Banche Italiane ScpA	127,075	612,829

		52,224,272

JAPAN – 21.29%
AEON Co. Ltd.	151,800	1,909,545
AEON Credit Service Co. Ltd.	20,700	290,964
Air Water Inc.	69,000	836,689
Aisin Seiki Co. Ltd.	48,300	1,860,917
Ajinomoto Co. Inc.	69,201	855,263
Alfresa Holdings Corp.	6,900	281,578
Amada Co. Ltd.	69,000	535,445
Aozora Bank Ltd.	138,000	336,106
Asahi Breweries Ltd.	96,600	2,042,379
Asahi Glass Co. Ltd.	237,000	2,741,819
Astellas Pharma Inc.	110,400	4,284,990
Bank of Kyoto Ltd. (The)	69,000	629,304
Bank of Yokohama Ltd. (The)	276,000	1,351,574
Casio Computer Co. Ltd.	62,100	439,262
Chiba Bank Ltd. (The)	207,000	1,311,349
Chubu Electric Power Co. Inc.	172,500	2,954,333
Chugoku Electric Power Co. Inc. (The)	69,000	1,112,009
Chuo Mitsui Trust Holdings Inc.	759,050	2,792,722
Citizen Holdings Co. Ltd.	62,100	373,292
Coca-Cola West Co. Ltd.	13,800	275,321
Cosmo Oil Co. Ltd.	138,000	414,769
Credit Saison Co. Ltd.	34,500	586,397
Dai Nippon Printing Co. Ltd.	138,000	1,566,110

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
Daicel Chemical Industries Ltd.	69,000	$493,432
Daido Steel Co. Ltd.	69,000	489,856
Daiichi Sankyo Co. Ltd.	165,600	3,417,551
Dainippon Sumitomo Pharma Co. Ltd.	20,700	209,977
Daito Trust Construction Co. Ltd.	6,900	663,272
Daiwa House Industry Co. Ltd.	138,000	1,850,369
Denki Kagaku Kogyo K.K.	138,000	666,848
Denso Corp.	117,300	4,185,052
Eisai Co. Ltd.	62,100	2,518,111
Electric Power Development Co. Ltd.	27,620	730,307
Fuji Electric Holdings Co. Ltd.	69,000	224,368
Fuji Heavy Industries Ltd.	138,000	1,108,434
FUJIFILM Holdings Corp.	117,300	3,545,290
Fujitsu Ltd.	483,000	2,840,808
Fukuoka Financial Group Inc.	207,000	879,596
Furukawa Electric Co. Ltd.	69,000	296,774
Gunma Bank Ltd. (The)	69,000	366,498
Hachijuni Bank Ltd. (The)	69,000	382,588
Hakuhodo DY Holdings Inc.	3,450	190,177
Hino Motors Ltd.	69,000	428,177
Hiroshima Bank Ltd. (The)	138,000	606,063
Hitachi Chemical Co. Ltd.	27,600	548,496
Hitachi High-Technologies Corp.	13,800	298,204
Hitachi Ltd.	1,104,000	6,850,836
Hokkaido Electric Power Co. Inc.	41,400	633,953
Hokuhoku Financial Group Inc.	276,000	575,670
Hokuriku Electric Power Co.	13,800	246,716
Idemitsu Kosan Co. Ltd.	6,900	799,145
INPEX Corp.	207	1,606,335
Isetan Mitsukoshi Holdings Ltd.	89,700	950,571
Isuzu Motors Ltd.	276,000	1,373,028
ITOCHU Corp.	193,200	2,227,594
Itochu Techno-Solutions Corp.	6,900	272,192
Iyo Bank Ltd. (The)	69,000	648,970
J. Front Retailing Co. Ltd.	138,000	654,333
Japan Petroleum Exploration Co. Ltd.	6,900	352,643
Japan Prime Realty Investment Corp.	138	356,129
Japan Real Estate Investment Corp.	138	1,381,967
Japan Retail Fund Investment Corp.	414	645,216
JFE Holdings Inc.	41,400	1,126,312
Joyo Bank Ltd. (The)	138,000	579,246
JSR Corp.	48,300	986,148
JTEKT Corp.	55,200	811,660

Security	Shares	Value
JX Holdings Inc.	558,900	$4,033,000
Kajima Corp.	207,000	640,925
Kamigumi Co. Ltd.	69,000	684,726
Kaneka Corp.	69,000	442,480
Kansai Electric Power Co. Inc. (The)	186,300	3,132,756
Kawasaki Kisen Kaisha Ltd.	207,000	678,469
KDDI Corp.	483	3,579,168
Keio Corp.	69,000	416,557
Keisei Electric Railway Co. Ltd.	69,000	442,480
Kikkoman Corp.	69,000	762,495
Kinden Corp.	22,000	186,397
Kobe Steel Ltd.	276,000	607,851
Konami Corp.	20,700	542,775
Konica Minolta Holdings Inc.	138,000	1,119,160
Kuraray Co. Ltd.	27,600	416,914
Kyowa Hakko Kirin Co. Ltd.	69,000	735,678
Kyushu Electric Power Co. Inc.	96,600	1,519,269
Marubeni Corp.	207,000	1,550,019
Marui Group Co. Ltd.	55,200	452,670
Maruichi Steel Tube Ltd.	6,900	174,757
Medipal Holdings Corp.	20,700	195,227
Meiji Holdings Co. Ltd.	20,700	907,754
Mitsubishi Chemical Holdings Corp.	345,000	2,695,103
Mitsubishi Corp.	220,800	5,901,158
Mitsubishi Gas Chemical Co. Inc.	69,000	537,233
Mitsubishi Materials Corp.	276,000	940,381
Mitsubishi Tanabe Pharma Corp.	20,700	374,365
Mitsubishi UFJ Financial Group Inc.	3,187,800	16,188,853
Mitsubishi UFJ Lease & Finance Co. Ltd.	14,490	625,103
Mitsui & Co. Ltd.	434,700	8,193,918
Mitsui Chemicals Inc.	207,000	788,418
Mitsui O.S.K. Lines Ltd.	276,000	1,448,115
Mizuho Financial Group Inc.	5,140,500	8,457,618
MS&AD Insurance Group Holdings Inc.	138,008	3,454,223
Namco Bandai Holdings Inc.	48,300	610,085
NEC Corp.[a]	690,000	1,573,261
NGK Spark Plug Co. Ltd.	69,000	975,243
Nippon Building Fund Inc.	138	1,410,571
Nippon Express Co. Ltd.	207,000	911,776
Nippon Meat Packers Inc.	69,000	960,941
Nippon Paper Group Inc.	27,600	615,359
Nippon Steel Corp.	1,242,000	4,183,443

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
Nippon Telegraph and Telephone Corp.	117,300	$5,774,582
Nippon Yusen K.K.	414,000	1,517,839
Nishi-Nippon City Bank Ltd. (The)	138,000	423,708
Nissan Motor Co. Ltd.	621,000	6,613,059
Nisshin Seifun Group Inc.	34,700	442,797
Nisshin Steel Co. Ltd.	207,000	429,071
NKSJ Holdings Inc.	345,600	2,283,405
NOK Corp.	27,600	513,813
Nomura Real Estate Holdings Inc.	20,700	379,460
Nomura Real Estate Office Fund Inc.	69	451,419
NTN Corp.	138,000	833,113
NTT DoCoMo Inc.	3,795	6,956,763
Obayashi Corp.	138,000	636,455
Oji Paper Co. Ltd.	207,000	1,032,452
Omron Corp.	20,700	582,196
Ono Pharmaceutical Co. Ltd.	20,700	1,155,810
ORIX Corp.	26,220	2,832,942
Osaka Gas Co. Ltd.	483,000	1,908,473
Otsuka Corp.	6,900	457,676
Resona Holdings Inc.	469,200	2,321,990
Ricoh Co. Ltd.	138,000	1,487,447
Sankyo Co. Ltd.	13,800	734,784
SBI Holdings Inc.	5,037	493,977
Sega Sammy Holdings Inc.	48,300	1,036,832
Seiko Epson Corp.	34,500	587,738
Sekisui Chemical Co. Ltd.	138,000	1,274,699
Sekisui House Ltd.	138,000	1,314,030
Sharp Corp.	276,000	2,542,246
Shin-Etsu Chemical Co. Ltd.	103,500	5,584,629
Shinsei Bank Ltd.	345,000	438,010
Shiseido Co. Ltd.	89,700	1,719,860
Shizuoka Bank Ltd. (The)	138,000	1,296,152
Showa Denko K.K.	345,000	719,588
Showa Shell Sekiyu K.K.	48,300	464,291
Sojitz Corp.	318,000	626,195
Stanley Electric Co. Ltd.	34,500	586,397
Sumitomo Corp.	282,900	3,987,501
Sumitomo Electric Industries Ltd.	62,100	928,403
Sumitomo Metal Industries Ltd.	828,000	1,984,454
Sumitomo Metal Mining Co. Ltd.	69,000	1,221,959
Sumitomo Mitsui Financial Group Inc.	331,200	10,443,591
Sumitomo Rubber Industries Inc.	41,400	534,730
Suzuken Co. Ltd.	20,700	518,640

Security	Shares	Value
T&D Holdings Inc.	72,450	$1,773,941
Taisei Corp.	276,000	657,909
Taisho Pharmaceutical Co. Ltd.	22,000	515,015
Takashimaya Co. Ltd.	69,000	513,991
Takeda Pharmaceutical Co. Ltd.	200,100	9,526,720
TDK Corp.	13,800	713,331
Teijin Ltd.	207,000	925,185
THK Co. Ltd.	13,800	355,950
Tobu Railway Co. Ltd.	138,000	600,700
Toho Gas Co. Ltd.	69,000	377,225
Tohoku Electric Power Co. Inc.	110,400	1,424,516
Tokyo Electric Power Co. Inc. (The)	358,800	1,975,515
Tokyo Electron Ltd.	41,400	2,231,170
Tokyo Gas Co. Ltd.	621,000	2,952,546
Tokyu Land Corp.	138,000	647,182
TonenGeneral Sekiyu K.K.	69,000	865,293
Toppan Printing Co. Ltd.	138,000	1,090,556
Toray Industries Inc.	138,000	1,070,890
Tosoh Corp.	138,000	586,397
Toyo Seikan Kaisha Ltd.	41,400	724,058
Toyo Suisan Kaisha Ltd.	24,000	592,616
Toyoda Gosei Co. Ltd.	13,800	303,210
Toyota Boshoku Corp.	13,800	232,056
Toyota Industries Corp.	41,400	1,355,865
Toyota Motor Corp.	448,500	18,331,617
Toyota Tsusho Corp.	55,200	966,840
Ube Industries Ltd.	276,000	936,805
USS Co. Ltd.	4,830	384,197
West Japan Railway Co.	43,700	1,854,094
Yamaguchi Financial Group Inc.	69,000	703,498
Yamaha Corp.	27,600	327,167
Yamaha Motor Co. Ltd.[a]	27,600	533,836
Yamato Holdings Co. Ltd.	48,300	827,213

		298,818,023

NETHERLANDS – 1.96%
AEGON NVa	435,252	2,511,837
Akzo Nobel NV	57,753	3,542,889
Corio NV	14,283	873,633
Delta Lloyd NV	24,840	545,421
ING Groep NV CVA[a]	958,341	10,356,066
Koninklijke DSM NV	39,054	2,223,218
Koninklijke KPN NV	141,726	2,025,606

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
Reed Elsevier NV	174,570	$2,332,972
TNT Express NVa	86,112	872,388
TNT NV	82,800	648,342
Wolters Kluwer NV	76,866	1,598,305

		27,530,677

NEW ZEALAND – 0.14%
Auckland International Airport Ltd.	151,869	299,909
Contact Energy Ltd.[a]	88,389	399,301
Sky City Entertainment Group Ltd.	52,026	167,294
Telecom Corp. of New Zealand Ltd.	474,306	1,087,927

		1,954,431

NORWAY – 1.22%
DnB NOR ASA	242,190	3,527,856
Gjensidige Forsikring ASA	55,338	654,299
Orkla ASA	192,855	1,812,053
Seadrill Ltd.	76,590	2,671,307
Statoil ASA	276,897	6,830,121
Telenor ASA	94,461	1,579,033

		17,074,669

PORTUGAL – 0.28%
Banco Comercial Portugues SA Registered[a,c]	803,919	371,985
Banco Espirito Santo SA Registered[c]	126,408	479,915
Energias de Portugal SA	471,201	1,638,621
Portugal Telecom SGPS SA Registered	166,290	1,442,355

		3,932,876

SINGAPORE – 1.98%
Ascendas Real Estate Investment Trust	414,546	702,533
CapitaLand Ltd.[c]	621,000	1,496,075
CapitaMall Trust Management Ltd.	483,800	757,602
CapitaMalls Asia Ltd.	138,000	164,511
ComfortDelGro Corp. Ltd.[c]	552,000	658,044
DBS Group Holdings Ltd.[c]	414,000	5,341,159
Fraser and Neave Ltd.	69,000	343,925
Keppel Land Ltd.[c]	138,000	439,078
Oversea-Chinese Banking Corp. Ltd.	345,000	2,851,713
Singapore Airlines Ltd.[c]	138,000	1,623,327
Singapore Press Holdings Ltd.	345,000	1,129,221
Singapore Telecommunications Ltd.	2,070,000	5,777,944
United Overseas Bank Ltd.	345,000	5,861,059
UOL Group Ltd.	138,000	591,551

		27,737,742

Security	Shares	Value
SPAIN – 5.65%
Abertis Infraestructuras SA	45,333	$835,792
Acciona SA	2,070	214,974
Acerinox SA	16,422	271,972
Actividades de Construcciones y Servicios SA	35,880	1,520,234
Amadeus IT Holding SA Class A	21,942	443,006
Banco Bilbao Vizcaya Argentaria SA	1,071,984	11,320,705
Banco de Sabadell SAc	291,663	1,093,484
Banco Popular Espanol SA	246,364	1,278,385
Banco Santander SA	2,116,368	22,276,950
Bankinter SAc	55,821	345,966
CaixaBank SA	212,934	1,234,042
CaixaBank SA New[a,b]	2,289	13,266
Fomento de Construcciones y Contratas SA	12,903	355,443
Gas Natural SDG SA	79,833	1,610,096
Iberdrola SA	981,042	7,991,917
Indra Sistemas SA	24,909	495,034
International Consolidated Airlines Group SAa	234,669	911,504
Mapfre SA	191,130	680,867
Mediaset Espana Comunicacion SA	41,193	387,131
Repsol YPF SA	98,325	3,111,980
Telefonica SA	1,025,754	22,920,839

		79,313,587

SWEDEN – 2.32%
Boliden AB	66,171	1,145,573
Holmen AB Class B	12,696	369,147
Husqvarna AB Class B	35,949	207,510
Industrivarden AB Class C	9,246	138,229
Investor AB Class B	113,229	2,461,090
Kinnevik Investment AB Class B	26,013	599,635
Nordea Bank AB	657,501	6,994,414
Ratos AB Class B	15,732	285,826
Securitas AB Class B	85,146	865,951
Skandinaviska Enskilda Banken AB Class A	352,383	2,687,712
Skanska AB Class B	100,050	1,627,410
SSAB AB Class A	24,288	326,720
Svenska Cellulosa AB Class B	146,487	2,131,936
Svenska Handelsbanken AB Class A	121,440	3,821,683

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
Telefonaktiebolaget LM Ericsson Class B	381,363	$4,794,509
TeliaSonera AB	535,095	4,089,785

		32,547,130

SWITZERLAND – 6.15%
Baloise Holding AG Registered	11,730	1,168,982
Credit Suisse Group AG Registered[a]	280,692	10,135,111
Holcim Ltd. Registered[a]	30,567	2,101,917
Nestle SA Registered	302,082	19,258,590
Novartis AG Registered	582,705	35,855,357
Pargesa Holding SA Bearer	2,691	238,817
Swiss Life Holding AG Registered[a]	7,521	1,120,230
Swiss Re Ltd.[a]	32,223	1,811,471
Swisscom AG Registered	5,796	2,790,639
Transocean Ltd.	51,819	3,167,520
Zurich Financial Services AG Registered[a]	36,363	8,668,622

		86,317,256

UNITED KINGDOM – 18.78%
3i Group PLC	241,776	1,064,816
AstraZeneca PLC	346,035	16,887,126
Aviva PLC	704,490	4,611,804
BAE Systems PLC	856,980	4,276,467
Balfour Beatty PLC	169,602	845,227
Barclays PLC	2,904,141	10,630,737
BP PLC	4,702,764	35,587,291
British Land Co. PLC	207,414	1,991,750
BT Group PLC	1,940,970	6,404,064
Capital Shopping Centres Group PLC	135,999	833,587
GlaxoSmithKline PLC	1,295,061	28,996,489
Glencore International PLC[a]	202,377	1,580,284
Hammerson PLC	173,328	1,325,284
Home Retail Group PLC	198,513	441,865
International Power PLC	377,568	1,894,661
Investec PLC	120,474	950,623
J Sainsbury PLC	310,776	1,551,332
Kingfisher PLC	585,534	2,428,836
Land Securities Group PLC	194,994	2,736,706
Legal & General Group PLC	1,466,595	2,701,120
Lonmin PLC	13,455	280,497
Man Group PLC	238,878	873,639
Marks & Spencer Group PLC	401,373	2,280,951

Security	Shares	Value
National Grid PLC	314,364	$3,080,690
Old Mutual PLC	1,354,194	2,825,317
Pearson PLC	204,861	3,947,919
Prudential PLC	638,112	7,227,479
Reed Elsevier PLC	201,480	1,832,241
Resolution Ltd.	371,772	1,685,548
Rexam PLC	219,075	1,335,957
Royal Bank of Scotland Group PLC[a]	4,427,799	2,594,032
Royal Dutch Shell PLC Class A	895,965	32,863,379
Royal Dutch Shell PLC Class B	670,335	24,642,444
RSA Insurance Group PLC	868,572	1,874,875
Scottish & Southern Energy PLC	120,129	2,577,296
SEGRO PLC	181,746	900,975
Severn Trent PLC	38,295	899,544
Standard Life PLC	566,352	1,841,670
TUI Travel PLC	127,443	407,935
United Utilities Group PLC	168,774	1,630,395
Vodafone Group PLC	12,952,473	36,569,747
WPP PLC	317,745	3,622,362

		263,534,961

TOTAL COMMON STOCKS
(Cost: $1,353,838,848)		1,394,325,009

PREFERRED STOCKS – 0.25%

GERMANY – 0.11%
Porsche Automobil Holding SE	13,593	1,048,539
RWE AG NVS	9,936	478,457

		1,526,996

ITALY – 0.14%
Intesa Sanpaolo SpA RNC	208,656	397,886
Telecom Italia SpA RNC	1,500,267	1,612,602

		2,010,488

TOTAL PREFERRED STOCKS
(Cost: $4,426,905)		3,537,484

SHORT-TERM INVESTMENTS – 0.67%

MONEY MARKET FUNDS – 0.67%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	8,429,508	8,429,508

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE INDEX FUND

July 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	721,799	$721,799
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	234,906	234,906

		9,386,213

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,386,213)		9,386,213

TOTAL INVESTMENTS IN SECURITIES – 100.28%
(Cost: $1,367,651,966)		1,407,248,706

Other Assets, Less Liabilities – (0.28)%		(3,936,566)

NET ASSETS – 100.00%		$1,403,312,140

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.61%

AUSTRALIA – 9.31%
Abacus Property Group	185,910	$426,805
Acrux Ltd.[a]	193,670	872,221
Adelaide Brighton Ltd.	855,406	2,461,806
Aditya Birla Minerals Ltd.	458,292	750,082
AET&D Holdings No. 1 Pty Ltd.[a,b]	169,200	19
Alesco Corp. Ltd.	118,945	374,980
Alkane Resources Ltd.[a]	86,532	189,627
Ampella Mining Ltd.[a]	136,921	362,466
Ansell Ltd.	217,200	3,328,237
APA Group	1,092,878	4,837,900
APN News & Media Ltd.	919,480	1,116,053
Aquarius Platinum Ltd.	446,346	2,073,921
Aquila Resources Ltd.[a,c]	129,234	951,112
Arafura Resources Ltd.[a]	595,931	481,131
Ardent Leisure Group	330,661	437,673
Aristocrat Leisure Ltd.	97,927	262,466
Aspen Group Ltd.	1,101,837	538,589
Aston Resources Ltd.[a,c]	70,771	839,575
Astro Japan Property Trust	108,974	327,985
Atlas Iron Ltd.[a]	592,051	2,633,870
Aurora Oil and Gas Ltd.[a,c]	158,375	551,475
Ausdrill Ltd.	164,529	589,169
Austal Ltd.	109,330	354,276
Austar United Communications Ltd.[a]	1,386,279	1,598,896
Austin Engineering Ltd.	19,764	103,556
Australand Property Group	92,587	255,272
Australian Agricultural Co. Ltd.[a]	249,253	379,202
Australian Infrastructure Fund	121,966	262,588
AWE Ltd.[a]	768,707	1,055,482
Bandanna Energy Ltd.[a]	81,904	197,029
Bank of Queensland Ltd.	195,480	1,728,536
Bathurst Resources Ltd.[a]	259,952	299,821
Beach Energy Ltd.	2,021,589	2,231,717
Beadell Resources Ltd.[a]	257,104	238,641
Billabong International Ltd.	93,577	605,431
Biota Holdings Ltd.[a]	286,325	303,506
Boart Longyear Group	509,334	2,265,885
Bow Energy Ltd.[a]	460,283	515,710
Bradken Ltd.	183,896	1,735,184
Brockman Resources Ltd.[a]	69,625	264,619

Security	Shares	Value
BT Investment Management Ltd.	26,889	$66,161
Bunnings Warehouse Property Trust	403,383	764,340
Cabcharge Australia Ltd.	67,845	368,895
Campbell Brothers Ltd.	81,450	4,124,508
Carbon Energy Ltd.[a]	1,943,759	469,727
Cardno Ltd.	99,731	591,567
Carnarvon Petroleum Ltd.[a,c]	2,598,255	556,540
Centro Retail Group[a]	892,796	343,242
Challenger Diversified Property Group	361,107	208,245
Challenger Financial Services Group Ltd.	495,759	2,662,929
Challenger Infrastructure Fund Class A	283,826	313,327
Charter Hall Office REIT	615,581	2,244,933
Charter Hall Retail REIT	303,899	1,041,511
Clough Ltd.	113,605	89,848
Coal of Africa Ltd.[a]	424,083	503,101
Coalspur Mines Ltd.[a]	468,066	850,913
Commonwealth Property Office Fund	1,140,481	1,190,123
ConnectEast Group	4,531,335	2,638,045
Count Financial Ltd.	104,880	117,510
Cromwell Group	370,188	272,444
CSR Ltd.	233,671	675,057
Dart Energy Ltd.[a]	545,172	404,220
David Jones Ltd.	623,002	2,053,009
Decmil Group Ltd.[a]	45,583	112,659
Deep Yellow Ltd.[a]	2,632,826	491,645
Discovery Metals Ltd.[a]	170,572	272,616
Downer EDI Ltd.	437,658	1,841,254
DUET Group	1,496,327	2,547,642
DuluxGroup Ltd.	100,778	288,926
Eastern Star Gas Ltd.[a]	570,865	536,142
Elders Ltd.[a]	486,709	189,792
Emeco Holdings Ltd.	583,544	737,143
Energy Resources of Australia Ltd.	110,229	555,762
Energy World Corp. Ltd.[a]	1,007,627	730,506
Envestra Ltd.	1,118,580	835,519
Extract Resources Ltd.[a]	153,126	1,315,333
FKP Property Group	513,349	358,069
Fleetwood Corp. Ltd.	61,178	768,779
FlexiGroup Ltd.	117,699	271,501
Flight Centre Ltd.	76,925	1,818,402
Forge Group Ltd.	19,052	112,800
G.U.D Holdings Ltd.	33,476	311,824

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Gindalbie Metals Ltd.[a,c]	697,998	$605,705
Goodman Fielder Ltd.	637,301	630,039
GrainCorp Ltd.	101,541	876,686
Gryphon Minerals Ltd.[a]	116,979	240,287
Guildford Coal Ltd.[a]	94,545	131,893
GWA Group Ltd.	71,399	203,913
Hastings Diversified Utilities Fund	601,463	1,063,690
Hills Industries Ltd.	162,356	205,983
Horizon Oil Ltd.[a]	1,365,545	472,494
Hunnu Coal Ltd.[a]	72,289	109,580
iiNET Ltd.	141,381	374,273
Imdex Ltd.	87,066	224,748
Independence Group NL	220,096	1,414,322
Industrea Ltd.	254,808	330,275
Infigen Energy	1,544,654	559,919
ING Office Fund	3,019,623	2,122,818
Integra Mining Ltd.[a]	506,729	264,393
Intrepid Mines Ltd.[a]	286,839	560,839
Invocare Ltd.	30,625	236,489
IOOF Holdings Ltd.	345,891	2,458,237
Iress Market Technology Ltd.	25,997	246,727
JB Hi-Fi Ltd.[c]	160,004	2,636,345
Kagara Ltd.[a,c]	867,533	581,294
Karoon Gas Australia Ltd.[a]	176,656	853,810
Kingsgate Consolidated Ltd.	172,493	1,682,537
Kingsrose Mining Ltd.[a]	98,645	156,033
Linc Energy Ltd.[a]	390,236	1,204,519
M2 Telecommunications Group Ltd.	39,528	138,074
Macmahon Holdings Ltd.	1,622,484	1,024,775
Macquarie Atlas Roads Group[a]	125,348	228,563
Matrix Composites & Engineering Ltd.	14,070	103,241
Medusa Mining Ltd.	77,830	601,011
Mesoblast Ltd.[a,c]	59,549	594,591
Metminco Ltd.[a]	254,434	83,845
Miclyn Express Offshore Ltd.	75,671	122,188
Minara Resources Ltd.	341,700	251,478
Mincor Resources NL	733,412	721,026
Mineral Deposits Ltd.[a]	64,092	392,842
Mineral Resources Ltd.	55,567	745,269
Mirabela Nickel Ltd.[a]	325,981	680,340
Molopo Energy Ltd.[a]	449,966	387,998
Moly Mines Ltd.[a]	37,286	28,260
Monadelphous Group Ltd.	48,689	1,024,188

Security	Shares	Value
Mount Gibson Iron Ltd.[a]	830,790	$1,642,646
Multiplex SITES Trust[a]	4,657	409,238
Murchison Metals Ltd.[a,c]	807,984	687,836
Myer Holdings Ltd.	326,886	829,447
Navitas Ltd.	109,325	452,732
Nexus Energy Ltd.[a]	1,267,076	389,709
Nkwe Platinum Ltd.[a]	754,046	227,777
Northern Iron Ltd.[a]	145,834	296,354
NRW Holdings Ltd.	248,151	771,405
Nufarm Ltd.[a]	76,027	362,441
Pacific Brands Ltd.	1,272,611	908,634
PanAust Ltd.[a]	493,587	2,222,940
Panoramic Resources Ltd.	355,484	695,057
Perilya Ltd.[a]	984,640	773,328
Perpetual Ltd.	23,530	609,461
Perseus Mining Ltd.[a]	316,388	1,077,363
Platinum Asset Management Ltd.	62,140	266,205
Platinum Australia Ltd.[a]	1,284,014	430,180
PMP Ltd.	190,350	109,772
Primary Health Care Ltd.	108,618	386,569
Programmed Maintenance Services Ltd.	168,092	362,819
Publishing and Broadcasting Ltd.	780,834	2,075,651
Ramelius Resources Ltd.[a]	113,775	171,842
Regis Resources Ltd.[a]	348,787	1,042,100
Resolute Mining Ltd.[a]	451,052	666,391
Rex Minerals Ltd.[a]	55,198	138,241
Roc Oil Co. Ltd.[a]	1,441,754	530,538
SAI Global Ltd.	218,829	1,084,081
Sandfire Resources NLa	45,405	389,026
Saracen Mineral Holdings Ltd.[a]	223,199	147,104
Sedgman Ltd.	131,947	275,381
Seek Ltd.	232,947	1,693,929
Seven Group Holdings Ltd.	19,230	192,855
Sigma Pharmaceuticals Ltd.[a]	2,274,989	1,137,027
Silex Systems Ltd.[a]	154,737	494,615
Silver Lake Resources Ltd.[a]	169,682	378,366
Skilled Group Ltd.[a]	188,212	465,168
Southern Cross Media Group Ltd.	202,101	306,357
Spark Infrastructure Group[d]	1,082,923	1,546,397
St Barbara Ltd.[a]	445,079	894,681
STW Communications Group Ltd.	626,803	643,758
Sundance Resources Ltd.[a]	3,031,750	1,748,368

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Tassal Group Ltd.	366,706	$571,987
Ten Network Holdings Ltd.	241,275	286,231
Transfield Services Ltd.	416,119	1,526,666
Transpacific Industries Group Ltd.[a]	549,675	552,468
Treasury Wine Estates Ltd.[a]	663,040	2,505,407
UGL Ltd.	206,521	3,044,366
West Australian Newspapers Holdings Ltd.	253,400	996,483
Western Areas NL	193,127	1,245,263
White Energy Co. Ltd.[a,c]	208,331	489,720
White Energy Co. Ltd. (2011 Performance Contingent)[a,b]	3,154	–

		144,176,939

AUSTRIA – 1.39%
Andritz AG	45,793	4,454,311
Atrium European Real Estate Ltd.	290,324	1,861,527
Austria Technologie & Systemtechnik AG	15,316	272,913
CA Immobilien Anlagen AGa	27,245	459,634
conwert Immobilien Invest SE	179,190	2,900,694
EVN AG	16,560	270,926
Intercell AGa,c	46,155	187,036
Oesterreichische Post AG	70,228	2,094,041
RHI AG	53,938	1,443,604
Rosenbauer International AG	2,867	150,376
Schoeller-Bleckmann Oilfield Equipment AG	15,023	1,466,908
Sparkassen Immobilien AGa	289,238	1,891,140
Wienerberger AG	146,791	2,360,404
Zumtobel AGc	73,667	1,731,332

		21,544,846

BELGIUM – 1.63%
Ackermans & van Haaren NV	42,173	3,737,364
Agfa-Gevaert NVa	211,951	837,578
Atenor Group SA	719	34,426
Barco NV	26,245	1,883,818
Cofinimmo SA	20,453	2,839,756
Compagnie Maritime Belge SA	20,478	517,913
Deceuninck NVa	81,376	167,220
Devgen NVa	25,109	219,016
Econocom Group SA	4,455	97,948
Elia System Operator SA	12,466	510,539

Security	Shares	Value
EVS Broadcast Equipment SA	14,118	$889,001
Galapagos NVa,c	39,532	417,535
Hamon & Cie (International) SA	1,972	75,095
Intervest Offices NV	2,867	84,581
Ion Beam Applications SA	9,083	78,836
KBC Ancora SCA[a]	5,373	82,151
Leasinvest Real Estate SCA	540	51,222
Nyrstar NVa	124,166	1,652,587
Omega Pharma SA	32,580	1,610,053
Recticel SA	29,381	312,854
RHJ International SAa	194,937	1,308,182
Roularta Media Group NV	1,614	49,030
SA D’Ieteren NV	7,964	542,344
SIPEF NV	18,100	1,654,738
Telenet Group Holding NVa	60,273	2,463,255
Tessenderlo Chemie NV	58,644	2,359,601
ThromboGenics NVa	27,331	659,814
Wereldhave Belgium NV	719	67,799

		25,204,256

DENMARK – 1.58%
ALK-Abello A/S	18,281	1,022,477
Alm. Brand A/Sa	71,755	153,614
Amagerbanken A/Sb	130,550	3
Auriga Industries A/S Class B	19,588	338,118
Bang & Olufsen A/S Class Ba,c	83,079	985,421
Bavarian Nordic A/Sa	35,709	471,763
Christian Hansen Holding A/S	46,517	1,074,791
D/S Norden A/S	29,503	973,580
East Asiatic Co. Ltd. A/S	55,567	1,725,434
FLSmidth & Co. A/S	50,680	3,939,101
Genmab A/Sa	13,534	104,984
GN Store Nord A/S	325,981	2,954,919
Greentech Energy Systems A/Sa	129,452	449,404
Jyske Bank A/S Registered[a]	43,983	1,755,096
NeuroSearch A/Sa	20,272	164,602
NKT Holding A/Sc	35,476	2,195,633
Royal Unibrew A/S	11,756	800,368
Schouw & Co. A/S	15,138	379,548
SimCorp A/S	9,231	1,709,131
Solar Holdings A/S Class B	1,793	118,266
Sydbank A/S	79,097	1,856,547
TK Development A/Sa	31,875	132,173

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Topdanmark A/Sa	6,697	$1,201,209

		24,506,182

FINLAND – 1.41%
Amer Sports OYJ Class A	223,897	3,404,010
Atria PLC	9,439	82,739
Cargotec Corp. Class B	13,937	540,742
Citycon OYJ	460,826	1,880,668
Huhtamaki OYJ	147,515	1,922,651
Kemira OYJ	13,892	224,382
Konecranes OYJ	83,984	2,675,587
Lassila & Tikanoja OYJ	24,219	396,751
Outotec OYJ	57,196	2,821,606
Raisio PLC Series V	86,538	279,799
SRV Group PLC	10,151	82,417
Talvivaara Mining Co. PLC[a]	73,179	525,371
Technopolis OYJ	67,489	325,859
Tieto OYJ	110,772	1,644,323
Uponor OYJ[c]	108,419	1,604,721
YIT OYJ	152,764	3,391,614

		21,803,240

FRANCE – 4.08%
Altran Technologies SAa,c	208,693	1,667,699
Aperam	3,762	105,038
Beneteau SA	93,939	1,692,779
BOURBON SA	54,119	2,265,801
CFAO SA	9,083	389,480
Club Mediterranee SAa	57,558	1,367,211
Derichebourg[a]	212,856	1,412,527
Etablissements Maurel et Prom SA	127,605	2,933,895
Euler Hermes SA	1,256	110,603
Eurofins Scientific SA	18,462	1,669,527
Faurecia	33,847	1,314,689
Gemalto NV	96,473	4,607,426
GFI Informatique[a]	20,478	115,353
Groupe Steria SCA	56,110	1,423,121
Haulotte Group[a]	76,744	1,464,534
Havas SA	529,063	2,486,063
IMS International Metal Service[a]	55,748	1,201,649
Ingenico SA	68,056	2,875,706
Ipsen SA	2,688	87,817
Ipsos SA	1,972	93,528
Mercialys	2,509	104,594

Security	Shares	Value
Mersen	1,435	$77,700
METabolic EXplorer SAa,c	14,782	103,022
Nexans SA	30,770	2,665,371
Nexity	39,277	1,766,888
Orpea SA	48,689	2,386,894
PagesJaunes Groupe SAc	58,046	461,686
Parrot SAa	11,756	369,120
Rallye SA	1,614	63,097
Remy Cointreau SA	41,087	3,672,415
Rubis SA	10,860	634,143
SA des Ciments Vicat	1,435	106,198
Saft Groupe SA	49,413	1,606,877
SEB SA	34,028	3,361,266
Sechilienne-Sidec	43,259	1,031,909
Societe Immobiliere de Location pour l’Industrie et le Commerce	24,978	3,246,558
Soitec SAa,c	92,853	833,936
Spir Communication SAa	1,256	66,744
Technicolor SA Registered[a]	15,672	86,975
Teleperformance SA	86,880	2,245,366
Ubisoft Entertainment SAa	8,197	68,625
Valeo SA	71,495	4,404,393
Zodiac Aerospace	51,585	4,482,500

		63,130,723

GERMANY – 5.91%
ADVA AG Optical Networking[a,c]	82,616	509,543
AIXTRON AGc	105,523	2,847,735
Asian Bamboo AGc	7,879	258,711
Aurubis AG	50,499	3,135,987
Balda AGa,c	77,468	935,212
Bertrandt AG	9,973	718,137
Bilfinger Berger SE	56,834	5,624,646
CENTROTEC Sustainable AG	15,316	375,145
Colonia Real Estate AGa	42,736	282,125
Conergy AGa,c	4	5
Constantin Medien AGa	30,627	77,019
Demag Cranes AGa	39,710	2,596,380
Deutsche EuroShop AG	5,731	219,557
Deutsche Wohnen AG Bearer	97,921	1,590,052
DEUTZ AGa	181,724	1,759,805
Douglas Holding AG	57,558	2,777,845
ElringKlinger AG	63,893	1,909,737

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Freenet AG	133,397	$1,614,426
GAGFAH SA	113,487	772,840
Gerresheimer AG	44,164	2,239,634
Gesco AG	4,120	396,196
Gildemeister AGa,c	102,989	1,895,079
Heidelberger Druckmaschinen AGa,c	273,853	778,003
IVG Immobilien AGa	111,315	767,167
Kloeckner & Co. SE	125,071	3,055,360
Kontron AG	132,492	1,330,834
KUKA AGa	67,875	1,812,226
LEONI AG	52,671	2,973,035
Loewe AGa	16,028	92,129
MLP AG	106,790	981,359
MorphoSys AGa,c	64,979	1,839,951
MTU Aero Engines Holding AG	63,893	4,732,107
Nordex SEa,c	35,616	257,078
PATRIZIA Immobilien AGa	24,395	163,114
Pfeiffer Vacuum Technology AG	5,430	608,627
Phoenix Solar AG	3,046	66,532
Praktiker Bau-und Heimwerkermaerkte Holding AG	98,828	348,507
QSC AGa	143,352	534,974
R. Stahl AG	2,151	82,066
Rheinmetall AGc	47,784	4,010,759
Rhoen Klinikum AG	164,891	4,118,164
Roth & Rau AGa,c	11,576	363,884
SAF-Holland SAa	17,984	202,868
SGL Carbon SEa,c	74,934	3,917,405
Sky Deutschland AGa,c	285,799	1,354,056
Software AG	89,776	4,395,308
SolarWorld AGc	39,350	450,445
Stada Arzneimittel AG	77,468	2,961,710
Suss Microtec AGa	8,547	107,075
Symrise AG	152,402	4,170,888
Tognum AGa	118,872	4,406,279
Vossloh AG	17,557	2,233,308
Wincor Nixdorf AG	49,413	3,101,564
Wirecard AG	133,759	2,304,619
XING AGa	5,731	502,445

		91,559,662

Security	Shares	Value
GREECE – 0.57%
Athens Water Supply & Sewage Co. SA	3,770	$22,537
Ellaktor SA	44,400	172,268
Eurobank Properties Real Estate Investment Co.	2,465	19,801
Fourlis Holdings SAa	5,664	33,208
Frigoglass SAa	21,777	291,030
GEK Terna Holding Real Estate Construction SAa	24,390	69,045
Geniki Bank[a]	22,750	29,749
Hellenic Exchanges SA	18,960	132,958
Hellenic Petroleum SA	142,350	1,313,256
Intralot SA	42,660	77,854
Jumbo SA	116,550	822,339
Marfin Investment Group SAa	402,190	260,076
Marfin Popular Bank Public Co. Ltd.[a,c]	864,686	646,128
Metka SA	6,544	77,487
Motor Oil (Hellas) Corinth Refineries SA	34,157	387,761
Mytilineos Holdings SAa	81,585	573,292
Piraeus Bank SAa,c	1,093,755	1,414,554
Sidenor Steel Products Manufacturing Co. SAa	14,000	61,762
Terna Energy SA	90,150	336,818
Thessaloniki Water Supply & Sewage Co. SA	3,190	19,620
Titan Cement Co. SA	69,000	1,420,863
TT Hellenic Postbank SAa,c	80,896	292,944
Viohalco SAa	44,400	264,782

		8,740,132

HONG KONG – 3.03%
AAC Acoustic Technologies Holdings Inc.[c]	1,092,000	2,516,174
APAC Resources Ltd.[a]	3,620,000	192,738
Bonjour Holdings Ltd.[c]	1,444,000	259,362
Brightoil Petroleum (Holdings) Ltd.	2,168,512	815,157
Cafe de Coral Holdings Ltd.[c]	1,448,000	3,648,562
Century City International Holdings Ltd.	776,000	56,748
Champion REIT[c]	4,002,000	2,207,787
China WindPower Group Ltd.[a]	5,430,000	417,987

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Citic Telecom International Holdings Ltd.	1,256,000	$294,885
CK Life Sciences International (Holdings) Inc.	2,512,000	151,471
CSI Properties Ltd.[a]	2,860,000	99,070
CST Mining Group Ltd.[a]	8,568,000	222,046
Dah Chong Hong Holdings Ltd.[c]	723,000	949,839
Dah Sing Banking Group Ltd.[c]	216,000	287,649
Dejin Resources Group Co. Ltd.[a]	5,702,000	155,818
Dickson Concepts International Ltd.	447,500	338,732
eSun Holdings Ltd.[a]	722,000	195,448
Far East Consortium International Ltd.	361,000	78,735
First Pacific Co. Ltd.[c]	4,634,800	4,667,802
G-Resources Group Ltd.[a]	13,032,000	1,036,608
Giordano International Ltd.[c]	5,792,000	4,413,943
Great Eagle Holdings Ltd.	181,000	596,793
HKR International Ltd.	432,000	244,973
Hongkong & Shanghai Hotels (The)	90,500	143,044
Hutchison Harbour Ring Ltd.	12,308,000	1,279,040
Hutchison Telecommunications Hong Kong Holdings Ltd.[c]	3,258,000	1,157,824
I.T Ltd.[c]	364,000	357,719
IRC Ltd.[a,c]	362,000	84,062
Jinchuan Group International Resources Co. Ltd.[a]	724,000	287,947
Johnson Electric Holdings Ltd.[c]	3,077,000	1,811,974
K. Wah International Holdings Ltd.[c]	1,256,000	439,910
Lai Sun Development Co. Ltd.[a]	18,876,000	496,450
Luk Fook Holdings International Ltd.	181,000	950,920
Melco International Development Ltd.	1,454,000	1,796,397
Midland Holdings Ltd.[c]	1,092,000	636,048
Ming Fung Jewellery Group Ltd.[a]	1,810,000	222,926
Mongolia Energy Corp. Ltd.[a]	4,525,000	574,732
Next Media Ltd.[a]	364,000	50,903
Pacific Andes International Holdings Ltd.	1,080,000	123,318
Pacific Basin Shipping Ltd.[c]	2,912,000	1,598,994
Pacific Century Premium Developments Ltd.[a]	1,607,000	307,195
Prosperity REIT	1,972,000	475,638
Regent Pacific Group Ltd.	11,222,000	482,311
Richfield Group Holdings Ltd.[a]	1,456,000	112,079
Rising Development Holdings Ltd.[a]	396,721	77,364

Security	Shares	Value
Ruifeng Petroleum Chemical Holdings Ltd.[a]	1,795,000	$172,718
Sateri Holdings Ltd.[a]	268,500	130,555
Shun Tak Holdings Ltd.[c]	1,456,000	960,144
Singamas Container Holdings Ltd.	1,074,000	372,032
SITC International Holdings Co. Ltd.	359,000	151,992
Sun Innovation Holdings Ltd.[a]	3,208,000	92,604
Techtronic Industries Co. Ltd.[c]	1,820,000	1,900,674
Television Broadcasts Ltd.	183,000	1,252,556
Tom Group Ltd.[a]	364,000	39,228
Trinity Ltd.	362,000	401,268
Value Partners Group Ltd.	361,000	286,225
Victory City International Holdings Ltd.	722,000	125,976
VTech Holdings Ltd.[c]	182,000	2,124,832
Xinyi Glass Holdings Co. Ltd.	1,810,000	1,525,653

		46,851,579

IRELAND – 1.12%
Allied Irish Banks PLC[a]	586,552	84,287
Bank of Ireland[a]	11,805,363	1,781,253
Beazley PLC	44,163	93,807
C&C Group PLC	409,965	2,085,484
DCC PLC	108,962	2,946,806
FBD Holdings PLC	83,079	822,560
Fyffes PLC	305,908	184,628
Glanbia PLC	142,990	938,823
Grafton Group PLC	277,654	1,161,058
Greencore Group PLC	369,476	499,081
Independent News & Media PLC[a]	406,692	195,780
Kingspan Group PLC	52,173	524,808
Paddy Power PLC	55,748	2,727,742
Petroceltic International PLC[a]	1,594,708	220,150
PetroNeft Resources PLC[a]	370,722	202,340
San Leon Energy PLC[a]	199,239	77,674
Smurfit Kappa Group PLC[a]	133,397	1,373,470
Total Produce PLC	156,517	88,841
United Drug PLC	403,087	1,355,413

		17,364,005

ISRAEL – 1.13%
Africa Israel Investments Ltd.[a]	36,464	221,786
Africa Israel Properties Ltd.[a]	19,054	197,709
Airport City Ltd.[a]	37,396	167,581
AL-ROV (Israel) Ltd.[a]	8,549	263,743

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Alon Holdings Blue Square – Israel Ltd.[c]	31,517	$264,391
Alony Hetz Properties & Investments Ltd.	46,477	249,631
Amot Investments Ltd.	109,508	307,294
AudioCodes Ltd.[a]	64,994	358,409
Bayside Land Corp. Ltd.	1,077	257,645
British Israel Investments Ltd.	68,913	254,759
Ceragon Networks Ltd.[a]	78,192	991,232
Clal Industries and Investments Ltd.	21,546	142,591
Clal Insurance Enterprises Holdings Ltd.	6,805	154,168
Delek Automotive Systems Ltd.	4,836	51,963
Delek Energy Systems Ltd.[a]	537	207,479
Delek Israeli Fuel Corp. Ltd.	19,054	555,483
Discount Investment Corp. Ltd.	11,754	164,108
Elbit Imaging Ltd.[a]	20,634	123,812
Elco Holdings Ltd.	11,756	129,175
Electra (Israel) Ltd.	1,972	215,818
Electra Real Estate Ltd.[a]	45,587	236,845
Elron Electronic Industries Ltd.[a]	46,121	232,465
FMS Enterprises Migun Ltd.	12,468	291,624
Frutarom	58,825	630,185
Gazit Inc.[c]	16,740	389,536
Given Imaging Ltd.[a]	12,646	249,037
Granite Hacarmel Investments Ltd.	126,424	240,159
Hadera Paper Ltd.[a]	4,478	283,639
Hot Telecommunication Systems Ltd.[a]	29,025	484,253
Ituran Location and Control Ltd.	40,906	566,335
Jerusalem Economy Ltd.	21,724	244,490
Jerusalem Oil Exploration Ltd.[a]	21,190	376,792
Koor Industries Ltd.[a]	7,879	130,300
MATRIX IT Ltd.[c]	83,868	492,193
Melisron Ltd.[c]	14,604	321,451
Mellanox Technologies Ltd.[a]	27,512	938,152
Menorah Mivtachim Holdings Ltd.[a]	11,041	111,203
Migdal Insurance & Financial Holdings Ltd.	120,720	206,709
Naphtha Israel Petroleum Corp. Ltd.[a,c]	102,566	352,749
NetVision Ltd.	41,268	576,299
Nitsba Holdings (1995) Ltd.[a]	30,449	286,536
Oil Refineries Ltd.[a]	272,967	185,283
Osem Investment Ltd.	34,571	577,288

Security	Shares	Value
Paz Oil Co. Ltd.	2,675	$424,217
Phoenix Holdings Ltd.	20,834	64,518
Plasson Industries Ltd.	9,973	252,824
Property & Building Corp. Ltd.	1,793	127,057
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.[c]	30,046	1,109,867
Retalix Ltd.[a]	20,478	312,824
Shikun & Binui Ltd.	67,489	156,255
Shufersal Ltd.	104,618	590,083
Strauss Group Ltd.	30,449	459,973
Tower Semiconductor Ltd.[a]	75,855	80,485
Union Bank of Israel	35,972	166,570

		17,426,973

ITALY – 2.76%
Acotel Group SpA[a]	719	29,446
Aedes SpA[a]	568,012	84,480
Alerion Cleanpower SpA	45,731	345,006
Arnoldo Mondadori Editore SpA	629,699	1,994,351
Ascopiave SpA	59,830	129,823
Azimut Holding SpA	217,381	1,780,547
Banca Piccolo Credito Valtellinese Scrl	394,399	1,632,244
Banca Popolare dell’Emilia Romagna Scrl	132,673	1,337,418
Banca Popolare dell’Etruria e del Lazio Scrl[a]	313,673	882,114
Banca Popolare di Milano Scrl[c]	251,599	545,576
Banco di Sardegna SpA	4,299	48,186
Beghelli SpA	43,626	34,605
Benetton Group SpA	151,135	1,049,419
Beni Stabili SpA	1,574,519	1,405,065
Biesse SpA[a]	19,944	131,261
Brioschi Finanziaria SpA[a]	369,654	75,164
Bulgari SpA	113,125	2,004,373
Buongiorno SpA[a]	227,919	423,811
Buzzi Unicem SpA[a]	133,759	1,575,175
Cam Finanziara SpA[a]	303,950	169,032
Carraro SpA[a]	71,227	298,871
CIR SpA	1,059,936	2,490,315
d’Amico International Shipping SAa	56,270	63,071
Danieli SpA RNC	99,188	1,450,988
Davide Campari-Milano SpA	629,880	5,204,543
Digital Multimedia Technologies SpA[a]	12,290	382,178

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Engineering Ingegneria Informatica SpA	2,330	$75,201
ERG SpA	104,437	1,394,957
Gemina SpA[a]	953,327	968,541
Gruppo Editoriale L’Espresso SpA	638,206	1,488,457
Hera SpA	939,571	1,856,475
Immsi SpA	256,944	290,214
Impregilo SpA	421,549	1,198,811
Interpump Group SpA	38,998	316,907
Juventus Football Club SpA[a]	81,376	95,538
Marr SpA	120,727	1,540,545
Poltrona Frau SpA[a]	62,322	106,752
Recordati SpA	422,635	4,615,683
Reply SpA	3,762	98,173
Sabaf SpA	10,863	263,655
Seat Pagine Gialle SpA[a,c]	495,366	41,714
Societa Cattolica di Assicurazioni Scrl	91,405	2,219,799
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA	719	23,123
Sogefi SpA	77,460	289,406
Telecom Italia Media SpA[a]	385,682	107,353
Tiscali SpA[a,c]	580,620	51,229
Vittoria Assicurazioni SpA	10,685	53,617

		42,663,212

JAPAN – 26.23%
77 Bank Ltd. (The)	181,000	794,909
Access Co. Ltd.[a]	905	691,735
Acom Co. Ltd.[a]	28,960	495,235
Adeka Corp.	108,600	1,118,500
Advance Residence Investment Corp.	1,092	2,294,629
Aeon Delight Co. Ltd.	18,200	401,065
Aida Engineering Ltd.	54,300	284,901
AIFUL Corp.[a,c]	352,950	576,133
Airport Facilities Co. Ltd.	18,200	73,328
Akebono Brake Industry Co. Ltd.	36,200	202,127
Alps Electric Co. Ltd.	217,200	2,436,782
AOC Holdings Inc.	53,700	412,542
Arisawa Manufacturing Co. Ltd.	36,000	197,279
Arnest One Corp.	36,100	418,103
Awa Bank Ltd. (The)	543,000	3,524,330
Bank of Iwate Ltd. (The)	54,300	2,212,379
Bank of Nagoya Ltd. (The)	364,000	1,141,184

Security	Shares	Value
Calsonic Kansei Corp.	364,000	$2,376,681
Canon Marketing Japan Inc.	18,100	225,107
Capcom Co. Ltd.	72,800	1,902,288
Circle K Sunkus Co. Ltd.	18,200	300,150
CMK Corp.[a]	126,700	490,780
COMSYS Holdings Corp.	200,200	1,991,885
CSK Holdings Corp.[a,c]	162,900	685,873
CyberAgent Inc.	724	2,523,073
DA Office Investment Corp.[c]	364	1,262,376
Daiei Inc. (The)[a]	90,500	341,178
Daifuku Co. Ltd.	182,000	1,174,194
Daihen Corp.	364,000	1,381,682
Daikyo Inc.[a]	363,000	700,700
Dainippon Screen Manufacturing Co. Ltd.	362,000	2,841,974
Daio Paper Corp.	182,000	1,421,765
Daishi Bank Ltd. (The)	905,000	2,755,214
Daiwabo Holdings Co. Ltd.	181,000	405,661
DIC Corp.	362,000	844,151
DISCO Corp.	36,400	2,119,679
Don Quijote Co. Ltd.	72,800	2,500,231
Dowa Holdings Co. Ltd.	181,000	1,214,639
Dr.Ci:Labo Co. Ltd.	363	1,965,721
Duskin Co. Ltd.	144,800	2,926,389
eAccess Ltd.	1,629	719,639
Ebara Corp.	546,000	3,211,349
EDION Corp.	145,600	1,514,663
Exedy Corp.	72,800	2,760,534
Ferrotec Corp.	18,100	379,868
Frontier Real Estate Investment Corp.	183	1,657,171
Fudo Tetra Corp.[a]	72,400	132,250
Fuji Machine Manufacturing Co. Ltd.	109,400	2,295,997
Fuji Oil Co. Ltd.	90,500	1,378,780
Fuji Soft Inc.	72,800	1,084,596
Fujikura Ltd.	546,000	2,574,738
Funai Electric Co. Ltd.	36,400	946,428
Furuno Electric Co. Ltd.	36,100	219,808
Futaba Industrial Co. Ltd.	54,300	435,441
Global One Real Estate Investment Corp. Ltd.	363	3,164,905
Glory Ltd.	109,200	2,550,688
GMO Internet Inc.	162,900	738,632
Gulliver International Co. Ltd.	5,430	263,445

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Gunze Ltd.	183,000	$685,154
H.I.S. Co. Ltd.	72,800	2,045,643
H2O Retailing Corp.[c]	363,000	2,769,880
Hanwa Co. Ltd.	546,000	2,412,048
Haseko Corp.[a]	1,639,000	1,337,699
Heiwa Real Estate Co. Ltd.	637,000	1,468,921
Heiwa Real Estate REIT Inc.	182	109,285
Higo Bank Ltd. (The)	543,000	3,060,047
Hitachi Zosen Corp.	1,365,000	2,245,822
Hogy Medical Co. Ltd.	36,300	1,622,425
Hokkoku Bank Ltd. (The)	728,000	2,555,875
Honeys Co. Ltd.	52,490	597,729
Hosiden Corp.	145,400	1,237,567
House Foods Corp.	72,300	1,299,133
Hyakugo Bank Ltd. (The)	546,000	2,157,404
Hyakujushi Bank Ltd. (The)	724,000	2,635,626
Iino Kaiun Kaisha Ltd.	200,600	914,771
Inabata & Co. Ltd.	108,300	686,082
Inui Steamship Co. Ltd.	72,400	342,350
Iseki & Co. Ltd.[a]	364,000	943,127
Ishihara Sangyo Kaisha Ltd.[a]	182,000	254,644
IT Holdings Corp.	127,400	1,236,204
ITO EN Ltd.	18,100	329,688
Izumi Co. Ltd.	145,600	2,210,691
JAFCO Co. Ltd.	18,100	487,966
Japan Airport Terminal Co. Ltd.	91,400	1,171,066
Japan Digital Laboratory Co. Ltd.	199,100	2,465,858
Japan Excellent Inc.	364	1,794,300
Japan Logistics Fund Inc.	363	3,296,580
Japan Rental Housing Investments Inc.	361	168,364
Japan Securities Finance Co. Ltd.	217,200	1,367,524
Japan Wind Development Co. Ltd.[a,c]	362	577,305
Juki Corp.[c]	546,000	1,400,544
Juroku Bank Ltd. (The)	546,000	1,704,703
JVC KENWOOD Holdings Inc.[a]	150,180	850,222
K’s Holdings Corp.	72,360	3,379,425
kabu.com Securities Co. Ltd.	144,800	455,841
Kagome Co. Ltd.	90,500	1,656,646
Kagoshima Bank Ltd. (The)	364,000	2,461,562
Kakaku.com Inc.	72,800	2,871,823
Kanematsu Corp.[a]	1,456,000	1,452,416
Kanto Auto Works Ltd.	36,200	364,392
Kayaba Industry Co. Ltd.	364,000	2,966,136

Security	Shares	Value
Keihin Corp.	91,000	$2,024,187
Keiyo Bank Ltd. (The)	543,000	2,856,044
Kenedix Inc.[a,c]	2,703	527,013
Kenedix Realty Investment Corp.	366	1,362,721
Kewpie Corp.	217,200	2,943,272
Kitz Corp.	325,800	1,852,911
Kiyo Holdings Inc.	1,638,000	2,313,020
Kobayashi Pharmaceutical Co. Ltd.	72,400	3,718,953
Kojima Co. Ltd.	54,300	385,496
Komeri Co. Ltd.	72,800	2,177,681
Leopalace21 Corp.[a,c]	302,900	439,497
Lion Corp.	183,000	1,000,466
Macnica Inc.	18,200	433,131
Macromill Inc.	36,100	397,526
Maruha Nichiro Holdings Inc.	910,000	1,591,527
Marusan Securities Co. Ltd.	291,200	1,312,833
Matsui Securities Co. Ltd.	53,700	269,230
Matsuya Co. Ltd.[a,c]	54,300	324,998
Megane Top Co. Ltd.	36,200	587,154
Meidensha Corp.	183,000	779,984
Meitec Corp.	91,600	2,036,347
MID REIT Inc.	546	1,477,645
Ministop Co. Ltd.	18,200	341,412
Misumi Group Inc.	162,900	4,543,642
Mitsubishi Steel Manufacturing Co. Ltd.	546,000	1,931,053
Mitsui Mining & Smelting Co. Ltd.	543,000	1,969,685
Mitsumi Electric Co. Ltd.	72,400	703,459
Mizuno Corp.[c]	543,000	2,518,383
Monex Group Inc.	2,172	450,495
Mori Hills REIT Investment Corp.	182	608,553
Mori Seiki Co. Ltd.	145,600	1,954,160
MORI TRUST Sogo REIT Inc.	364	3,715,922
Musashino Bank Ltd. (The)	72,800	2,563,420
Nagase & Co. Ltd.	181,000	2,384,726
Namura Shipbuilding Co. Ltd.	18,200	80,873
Nanto Bank Ltd. (The)	364,000	1,928,695
Net One Systems Co. Ltd.	1,272	3,038,694
Nichi-Iko Pharmaceutical Co. Ltd.	72,400	2,096,308
Nichicon Corp.	109,000	1,844,203
Nifco Inc.	108,600	2,912,320
Nihon Dempa Kogyo Co. Ltd.	54,600	711,590
Nihon Kohden Corp.	73,000	2,027,620

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Nihon Unisys Ltd.	182,000	$1,096,386
Nippon Carbon Co. Ltd.	362,000	1,177,121
Nippon Coke & Engineering Co. Ltd.	451,500	795,492
Nippon Denko Co. Ltd.	182,000	1,218,992
Nippon Kayaku Co. Ltd.	363,000	4,030,198
Nippon Konpo Unyu Soko Co. Ltd.	181,000	2,063,480
Nippon Light Metal Co. Ltd.	1,274,000	2,690,271
Nippon Paint Co. Ltd.	543,000	4,396,619
Nippon Seiki Co. Ltd.	182,000	2,152,688
Nippon Sharyo Ltd.	364,000	1,749,501
Nippon Shinyaku Co. Ltd.	182,000	2,572,380
Nippon Shokubai Co. Ltd.	183,000	2,389,740
Nippon Suisan Kaisha Ltd.	561,100	2,028,072
Nippon Yakin Kogyo Co. Ltd.[a]	362,000	1,078,637
Nishi-Nippon Railroad Co. Ltd.	905,000	4,056,614
Nishimatsuya Chain Co. Ltd.	145,600	1,271,336
Nissan Chemical Industries Ltd.	54,300	648,589
Nisshin OilliO Group Ltd. (The)	364,000	1,740,070
Nisshinbo Holdings Inc.	181,000	1,782,096
Nitto Boseki Co. Ltd.	543,000	1,568,714
NSD Co. Ltd.	145,600	1,254,359
OBIC Co. Ltd.	3,620	713,307
Ogaki Kyoritsu Bank Ltd. (The)	546,000	1,732,997
Okasan Securities Group Inc.	546,000	1,973,494
Oki Electric Industry Co. Ltd.[a]	1,454,000	1,450,421
Okinawa Electric Power Co. Inc. (The)	36,400	1,629,253
Okuma Corp.	184,000	1,954,657
Onoken Co. Ltd.	18,200	168,820
Orient Corp.[a]	636,000	758,026
ORIX JREIT Inc.	546	3,006,218
Osaka Securities Exchange Co. Ltd.	364	1,815,520
OSAKA Titanium technologies Co. Ltd.	18,100	1,171,259
OSG Corp.	217,200	3,486,343
Pacific Metals Co. Ltd.	182,000	1,358,103
PARK24 Co. Ltd.	289,600	3,279,057
Pioneer Corp.[a]	291,200	1,539,184
Point Inc.	29,060	1,302,599
Premier Investment Corp.	183	793,024
Press Kogyo Co. Ltd.	364,000	2,089,027
Prima Meat Packers Ltd.	182,000	242,855
Promise Co. Ltd.[a]	99,550	873,110
Rengo Co. Ltd.	364,000	2,395,543
Resorttrust Inc.	144,800	2,106,625

Security	Shares	Value
Roland Corp.	127,400	$1,173,486
Ryohin Keikaku Co. Ltd.	54,600	2,832,919
Saizeriya Co. Ltd.	55,000	1,124,368
San-in Godo Bank Ltd. (The)	364,000	2,819,951
Sanken Electric Co. Ltd.	364,000	1,980,567
Sankyu Inc.	546,000	2,631,325
Sanrio Co. Ltd.[c]	54,300	2,342,518
Sanshin Electronics Co. Ltd.	18,200	145,242
Sanwa Holdings Corp.	730,000	2,562,897
Sanyo Shokai Ltd.	182,000	532,867
Sanyo Special Steel Co. Ltd.	364,000	2,395,543
Sapporo Hokuyo Holdings Inc.	144,800	624,672
Sapporo Holdings Ltd.	181,000	755,046
SATO Corp.	18,200	239,319
Sawai Pharmaceutical Co. Ltd.	36,300	3,743,335
Seino Holdings Co. Ltd.	364,000	2,796,373
Senshu Ikeda Holdings Inc.	543,000	837,116
Shiga Bank Ltd. (The)	543,000	3,172,600
Shima Seiki Manufacturing Ltd.	54,600	1,315,663
Shimachu Co. Ltd.	109,400	2,729,685
Shinko Electric Industries Co. Ltd.	35,900	297,655
Shinko Plantech Co. Ltd.	127,400	1,492,027
Simplex Technology Inc.	1,256	472,851
Sinfonia Technology Co. Ltd.	364,000	1,150,615
Skymark Airlines Inc.	54,300	825,157
So-net Entertainment Corp.	363	1,768,208
So-net M3 Inc.[c]	182	1,643,399
Sodick Co. Ltd.	18,100	156,168
Sotetsu Holdings Inc.	724,000	2,138,515
Star Micronics Co. Ltd.	109,200	1,235,025
Sumitomo Bakelite Co. Ltd.	543,000	3,721,298
Sumitomo Forestry Co. Ltd.	291,400	2,748,273
Sumitomo Light Metal Industries Ltd.[a]	359,000	395,323
Sumitomo Osaka Cement Co. Ltd.	730,000	2,108,952
Sumitomo Warehouse Co. Ltd. (The)	543,000	2,645,006
Systena Corp.	181	174,692
Tadano Ltd.	364,000	2,211,634
Taiheiyo Cement Corp.[c]	543,000	1,062,223
Takara Holdings Inc.	364,000	2,004,146
Teikoku Piston Ring Co. Ltd.	54,000	679,984
Toagosei Co. Ltd.	543,000	3,003,770
TOC Co. Ltd.	291,000	1,289,312
Toda Corp.	546,000	2,072,522

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Toho Holdings Co. Ltd.	91,000	$932,517
Toho Zinc Co. Ltd.	364,000	1,824,951
Tokai Carbon Co. Ltd.	364,000	2,060,733
Tokai Rika Co. Ltd.	18,200	357,210
Tokai Tokyo Financial Holdings Inc.	546,000	1,662,262
Tokuyama Corp.	181,000	895,738
Tokyo Broadcasting System Holdings Inc.	18,100	230,266
Tokyo Dome Corp.[a]	546,000	1,096,386
Tokyo Seimitsu Co. Ltd.	91,200	1,680,093
Tokyo Steel Manufacturing Co. Ltd.	36,200	370,957
Tokyo Tatemono Co. Ltd.	181,000	738,632
Tokyo Tomin Bank Ltd. (The)	72,800	979,909
Tokyu Construction Co. Ltd.	74,210	212,468
TOKYU REIT Inc.	364	2,265,863
TOMONY Holdings Inc.	36,100	156,204
Tomy Co. Ltd.	199,100	1,769,434
Topcon Corp.	182,000	1,037,440
Topre Corp.	36,100	394,720
Toshiba Machine Co. Ltd.	364,000	2,216,349
Toyo Construction Co. Ltd.[c]	182,000	176,836
Toyo Kanetsu K.K.	182,000	469,206
Toyota Auto Body Co. Ltd.	18,200	328,916
TS Tech Co. Ltd.	72,800	1,394,885
Tsukuba Bank Ltd.	181,000	574,492
Ubiquitous Corp.[a]	181	278,804
ULVAC Inc.[a]	54,600	1,010,797
United Urban Investment Corp.	1,991	2,385,898
UNY Co. Ltd.	108,600	1,065,037
USEN Corp.[a]	543,000	393,937
VeriSign Japan K.K.	361	141,472
Wacom Co. Ltd.	728	826,180
Xebio Co. Ltd.	72,800	1,725,923
Yamatake Corp.	109,200	2,491,271
Yodogawa Steel Works Ltd.	543,000	2,286,242
Yoshinoya Holdings Co. Ltd.	2,353	3,045,274
Zappallas Inc.	182	225,879
Zeon Corp.	364,000	3,951,704

		406,150,750

NETHERLANDS – 2.02%
Aalberts Industries NV	145,162	2,840,060
Arcadis NV	97,921	2,311,203

Security	Shares	Value
ASM International NV	43,440	$1,242,848
BinckBank NV	92,672	1,283,756
CSM NV CVA	99,550	2,640,050
Eurocommercial Properties NV	4,706	225,395
Grontmij NV	8,013	149,345
Heijmans NV	6,589	151,873
Imtech NV	97,559	3,156,430
Kardan NVa	67,133	300,505
Koninklijke BAM Groep NV	255,210	1,444,943
Koninklijke Wessanen NV	274,577	1,199,485
Mediq NV	133,035	2,486,183
Nutreco NV	45,612	3,178,907
SNS REAAL NVa	150,230	631,451
Tetragon Financial Group Ltd.	57,156	442,959
TomTom NVa,c	21,190	100,637
USG People NV	107,876	1,621,487
VastNed Retail NV	39,277	2,682,926
Wavin NVa	41,087	521,991
Wereldhave NV	29,141	2,705,166

		31,317,600

NEW ZEALAND – 0.74%
Fisher & Paykel Appliances Holdings Ltd.[a]	1,574,519	825,488
Fisher & Paykel Healthcare Corp. Ltd.	824,998	1,802,208
Freightways Ltd.	1,107,358	3,289,871
Kiwi Income Property Trust	2,644,591	2,333,951
Mainfreight Ltd.	345,167	3,166,872

		11,418,390

NORWAY – 2.43%
Aker Drilling ASA[a]	60,538	183,994
BW Offshore Ltd.	179,063	393,239
BWG Homes ASA	35,815	116,154
Cermaq ASA[a]	130,863	1,824,969
Deep Sea Supply PLC[a]	89,530	181,683
Det norske oljeselskap ASA[a]	35,815	175,891
DNO International ASA[a]	970,703	1,095,559
EDB Business Partner ASA[a]	33,480	80,040
Electromagnetic GeoServices ASa	51,635	109,568
Eltek ASA[a]	519,289	458,087
Fred Olsen Energy ASA	54,300	2,101,176
Frontline Ltd.[c]	63,169	736,354
Golden Ocean Group Ltd.	237,356	223,238

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Grieg Seafood ASA	89,530	$185,002
Kongsberg Automotive Holding ASA[a]	286,508	200,706
Kvaerner ASA[a]	156,022	330,784
Marine Harvest ASA	3,015,098	1,751,187
Morpol ASA[a]	34,370	130,577
Norske Skogindustrier ASA[a]	126,602	187,699
Northern Offshore Ltd.	170,762	337,033
Northland Resources SAa	148,601	388,305
Norwegian Energy Co. ASA[a,c]	188,378	232,856
Norwegian Property ASA	606,531	1,275,795
Opera Software ASA	71,627	460,615
Panoro Energy ASA[a]	107,720	121,775
Petroleum Geo-Services ASA[a]	182,991	2,975,836
Polarcus Ltd.[a,c]	285,949	296,232
Prosafe SE	72,473	540,463
Schibsted ASA	68,237	2,029,678
Seawell Ltd.[a]	44,515	258,133
Songa Offshore SEa	153,126	845,663
SpareBank 1 SMN	304,442	2,708,182
Statoil Fuel & Retail ASA[a]	62,264	576,951
Stolt-Nielsen Ltd.	76,382	1,946,372
Storebrand ASA	387,159	3,224,442
TGS-NOPEC Geophysical Co. ASA	130,863	3,829,403
Tomra Systems ASA	316,569	2,862,993
Veidekke ASA	259,735	2,243,099

		37,619,733

PORTUGAL – 0.43%
BRISA – Auto-estradas de Portugal SA	82,082	382,164
Mota-Engil SGPS SA	208,142	388,830
Portucel Empresa Produtore de Pasta e Papel SA	1,001,835	2,980,050
Redes Energeticas Nacionais SA	376,842	1,242,793
Semapa – Sociedade de Investimento e Gestao SGPS SA	173,398	1,719,543

		6,713,380

SINGAPORE – 2.70%
Ascendas India Trust	181,000	144,349
Banyan Tree Holdings Ltd.	2,186,000	1,588,993
Biosensors International Group Ltd.[a]	1,818,000	2,061,533
Cambridge Industrial Trust	1,629,000	683,402
CapitaCommercial Trust[c]	2,353,000	2,756,162
CDL Hospitality Trusts	1,267,000	2,189,292

Security	Shares	Value
CH Offshore Ltd.	719,000	$247,879
Creative Technology Ltd.	9,100	21,923
CSE Global Ltd.	361,000	361,375
Ezra Holdings Ltd.[c]	1,092,000	1,138,492
Frasers Centrepoint Trust	361,000	461,840
Frasers Commercial Trust[c]	895,000	646,854
Gallant Venture Ltd.[a,c]	893,000	293,030
GMG Global Ltd.	898,000	197,691
Hi-P International Ltd.	182,000	139,855
Hyflux Ltd.[c]	258,500	420,901
Indofood Agri Resources Ltd.[a,c]	546,000	759,751
K-Green Trust[c]	181,000	160,889
k1 Ventures Ltd.	361,000	41,686
KS Energy Services Ltd.[a]	182,000	160,266
Lippo-Mapletree Indonesia Retail Trust	898,000	481,171
M1 Ltd.	363,000	787,065
Mapletree Industrial Trust	537,000	546,480
Mapletree Logistics Trust	1,128,000	862,106
Metro Holdings Ltd.	5,068,600	3,410,647
Mewah International Inc.[a]	181,000	119,539
Midas Holdings Ltd.[c]	182,000	86,181
Oceanus Group Ltd.[a]	1,256,000	208,681
OSIM International Ltd.[c]	361,000	446,845
Overseas Union Enterprise Ltd.	181,000	434,550
Pacific Century Regional Developments Ltd.[a]	540,000	86,579
Raffles Education Corp. Ltd.[c]	998	514
SATS Ltd.	182,000	381,009
Singapore Post Ltd.[c]	5,249,000	4,774,791
SMRT Corp. Ltd.[c]	1,629,000	2,490,019
Sound Global Ltd.	540,000	302,804
Straits Asia Resources Ltd.	728,000	1,832,473
STX OSV Holdings Ltd.	181,000	230,808
Suntec REIT	3,982,000	5,077,774
Tat Hong Holdings Ltd.	182,000	117,931
Venture Corp. Ltd.	364,000	2,382,820
Wing Tai Holdings Ltd.	1,274,000	1,566,372
Yanlord Land Group Ltd.	723,000	747,776

		41,851,098

SPAIN – 1.51%
Abengoa SAc	50,137	1,426,889
Almirall SAc	76,020	726,451

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Amper SAa	9,261	$42,719
Banco de Valencia SAa,c	90,451	177,420
Banco Pastor SAc	268,783	1,150,999
Bolsas y Mercados Espanoles[c]	73,305	2,102,046
Construcciones y Auxiliar de Ferrocarriles SA	3,801	2,130,195
Ebro Puleva SA	134,483	2,614,701
FAES FARMA SA	325,981	871,289
FAES FARMA SA New[a,b]	16,212	43,332
Gamesa Corporacion Tecnologica SA	4,657	34,197
NH Hoteles SAa,c	114,935	723,408
Obrascon Huarte Lain SA	59,187	1,888,149
Papeles y Cartones de Europa SA	248,949	1,388,030
Seda Barcelona SAa	1,082,540	130,671
Tecnicas Reunidas SA	34,390	1,522,088
Tubacex SAa	327,248	1,060,426
Tubos Reunidos SAa	359,285	1,053,237
Viscofan SA	92,310	3,442,255
Zeltia SAa,c	281,455	861,481

		23,389,983

SWEDEN – 3.53%
Alliance Oil Co. Ltd. SDR[a]	35,657	603,173
Avanza Bank Holding AB	1,783	51,729
Axfood AB	2,151	82,730
Axis Communications AB	33,485	692,777
B & B Tools AB Class B	15,138	215,995
Billerud AB	8,193	74,037
BioInvent International ABa	76,033	232,644
Black Earth Farming Ltd. SDR[a]	59,830	250,412
Castellum AB	273,310	3,956,022
Concentric ABa	11,962	75,099
D. Carnegie & Co. ABb	25,632	–
Elekta AB Class B	104,256	4,793,265
Eniro ABa,c	77,638	276,942
EOS Russia ABa	62,674	337,830
Fabege AB	282,360	2,719,455
Fastighets AB Balder Class Ba	31,159	143,256
Gunnebo AB	51,995	330,551
Hakon Invest AB	109,867	1,558,916
Haldex AB	11,578	64,795
Hexpol AB	73,305	2,016,348
HiQ International ABa	61,076	342,773

Security	Shares	Value
Hoganas AB Class B	2,151	$84,913
Hufvudstaden AB Class A	42,020	470,653
Industrial & Financial Systems Class B	13,892	265,940
Intrum Justitia AB	146,429	2,269,218
JM AB	108,781	2,108,309
Kungsleden AB	232,947	2,141,990
Lindab International AB	109,867	1,097,338
Loomis AB Class B	126,519	1,709,947
Lundbergforetagen AB	14,958	552,538
Lundin Petroleum ABa	201,996	2,781,282
Meda AB Class A	256,296	3,157,150
NCC AB Class B	109,867	2,210,351
Net Entertainment NE ABa	30,449	318,603
Net Insight AB Class Ba,c	277,954	117,657
Nibe Industrier AB Class Bc	179,371	3,021,437
Niscayah Group AB	709,701	2,025,258
Nobia ABa	304,804	1,768,619
Nordic Mines ABa	11,932	113,027
Oriflame Cosmetics SA SDR	47,060	2,144,229
PA Resources ABa	712,600	403,317
Peab AB	267,337	1,771,185
Proffice AB Class B	71,627	315,685
RNB RETAIL AND BRANDS ABa	82,444	46,008
Saab AB	8,193	179,118
SAS ABa,c	139,067	272,285
TradeDoubler ABa	89,530	516,657
Transcom WorldWide SA Class B SDR	21,902	46,702
Trelleborg AB Class B	313,492	3,486,475
Unibet Group PLC[a]	11,754	260,883
Wallenstam AB Class B	8,595	87,549
Wihlborgs Fastigheter AB	5,373	75,386

		54,638,458

SWITZERLAND – 5.36%
Acino Holding AG Registered[a]	4,277	447,397
Advanced Digital Broadcast Holdings SA Registered	2,688	67,012
Allreal Holding AG Registered[a]	10,507	1,856,921
Ascom Holding AG Registered	57,739	791,146
Autoneum Holding AGa	5,775	589,809
Bank Sarasin & Compagnie AG Class B Registered	68,780	2,905,829

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Banque Cantonale Vaudoise Registered	362	$229,867
Barry Callebaut AG Registered[a]	3,258	3,434,913
Basilea Pharmaceutica AG Registered[a,c]	11,578	853,441
Basler Kantonalbank Participation Certificates	5,611	1,028,660
BKW FMB Energie AG	6,055	374,500
Bossard Holding AG	1,071	184,116
Bucher Industries AG Registered	11,220	2,334,534
Burckhardt Compression Holding AG	7,421	2,122,169
Charles Voegele Holding AG Bearer[a]	20,272	1,021,059
Clariant AG Registered[a]	205,978	3,250,909
COLTENE Holding AG Registered[a]	1,435	76,465
Dufry AG Registered[a,c]	16,109	1,901,729
EMS-Chemie Holding AG Registered	5,973	1,273,108
Flughafen Zurich AG Registered	6,335	2,913,521
Forbo Holding AG Registered[a]	3,814	2,753,319
Galenica Holding AG Registered	7,240	4,900,457
Gategroup Holding AGa	38,553	1,540,750
Georg Fischer AG Registered[a]	5,430	2,888,261
Gottex Fund Management Holdings Ltd.[a]	6,447	40,897
Gurit Holding AGa	719	481,644
Helvetia Holding AG	1,810	731,394
Huber & Suhner AG	6,411	397,739
Inficon Holding AGa	898	174,428
Kaba Holding AG Class B Registered	7,602	3,144,192
Kardex AG Bearer[a]	8,905	207,881
Komax Holding AGa	4,299	507,241
Kuoni Reisen Holding AG Class B Registered[a]	5,430	2,109,791
Logitech International SA Registered[a,c]	166,520	1,603,510
Meyer Burger Technology AGa,c	30,227	1,062,279
Mobilezone Holding AG	74,391	891,899
Mobimo Holding AG Registered[a]	3,801	1,051,279
Nobel Biocare Holding AG Registered[a]	54,300	1,040,945
OC Oerlikon Corp. AG Registered[a]	62,626	533,139
Orascom Development Holding AGa	5,204	174,303
Panalpina Welttransport Holding AG Registered[a]	20,091	2,418,975
Partners Group Holding AG	17,557	3,338,993
Petroplus Holdings AGa	85,070	1,171,035

Security	Shares	Value
Phoenix Mecano AG	182	$133,925
PSP Swiss Property AG Registered[a]	55,386	5,607,464
PubliGroupe SA Registered	361	63,617
Rieter Holding AG Registered[a]	5,792	1,335,202
Schweizerische National- Versicherungs-Gesellschaft AG	5,552	216,600
Swiss Prime Site AG Registered[a]	47,603	4,360,488
Swisslog Holding AG Registered[a]	414,882	468,466
Tecan AG Registered[a]	29,322	2,475,741
Temenos Group AG Registered[a,c]	80,545	1,941,582
Valiant Holding Registered	14,480	2,294,534
Valora Holding AG Registered	7,240	2,163,182
Von Roll Holding AG Bearer[a,c]	115,385	453,811
Zehnder Group AG	182	577,265
Zueblin Immobilien Holding AG Registered[a]	32,053	142,331

		83,055,664

UNITED KINGDOM – 20.74%
Abcam PLC	31,517	206,941
Aberdeen Asset Management PLC	892,511	3,230,450
Aegis Group PLC	1,347,183	3,427,671
Afren PLC[a]	877,669	2,021,293
African Barrick Gold Ltd.	11,041	95,784
African Minerals Ltd.[a]	221,544	2,252,901
Amerisur Resources PLC[a]	377,999	130,302
Amlin PLC	603,092	3,990,591
Anglo Pacific Group PLC	47,189	247,874
Ashmore Group PLC	133,035	880,714
Ashtead Group PLC	735,765	1,937,244
ASOS PLC[a]	39,820	1,483,775
Aurelian Oil & Gas PLC[a]	81,726	92,566
Avanti Communications Group PLC[a]	33,120	179,681
AVEVA Group PLC	107,333	3,003,990
Avis Europe PLC[a]	28,313	144,958
Avocet Mining PLC[a]	121,618	451,676
AZ Electronic Materials SAa	96,147	417,290
Bahamas Petroleum Co. PLC[a]	536,820	121,164
Barratt Developments PLC[a]	861,379	1,392,744
BBA Aviation PLC	743,729	2,580,837
Bellway PLC	171,226	1,855,045
Berkeley Group Holdings PLC (The) Units[a]	51,766	1,047,728

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Betfair Group PLC[a]	36,858	$387,215
Blinkx PLC[a]	144,400	258,958
Bodycote PLC	322,904	2,042,800
Booker Group PLC	30,271	36,646
Borders & Southern Petroleum PLC[a]	346,506	346,962
Bovis Homes Group PLC	230,775	1,562,242
Bowleven PLC[a]	193,308	829,779
Britvic PLC	266,975	1,537,782
BTG PLC[a]	423,540	1,950,846
Cable & Wireless Communications PLC	2,513,909	1,526,835
Cable & Wireless Worldwide PLC	2,586,309	1,777,560
Cape PLC	98,102	895,351
Capital & Counties Properties PLC	444,898	1,372,234
Capital & Regional PLC[a]	141,559	87,719
Carillion PLC	659,745	3,972,339
Catlin Group Ltd.	423,540	2,881,078
Centamin Egypt Ltd.[a]	777,214	1,733,808
Charter International PLC	196,385	2,578,927
Chemring Group PLC	272,948	2,462,002
Chime Communications PLC	27,065	112,401
Close Brothers Group PLC	244,712	2,988,608
CLS Holdings PLC[a]	13,892	145,488
COLT Group SAa	568,159	1,135,947
Computacenter PLC	95,025	764,319
Cookson Group PLC	300,641	3,178,154
Costain Group PLC	23,329	80,993
Cove Energy PLC[a]	59,292	86,622
Croda International PLC	115,297	3,607,296
CSR PLC	206,702	947,329
Daily Mail & General Trust PLC Class A NVS	330,144	2,226,796
Dairy Crest Group PLC	258,468	1,593,153
Davis Service Group PLC (The)	400,553	3,553,829
De La Rue PLC	130,682	1,674,285
Debenhams PLC	1,371,075	1,502,288
Dechra Pharmaceuticals PLC	80,002	617,219
Derwent London PLC	63,531	1,872,979
Development Securities PLC	114,673	408,471
Devro PLC	291,953	1,239,317
Dialog Semiconductor PLC[a,c]	49,775	980,989
Domino’s Pizza UK & IRL PLC	10,151	83,648
Drax Group PLC	281,093	2,468,565
DS Smith PLC	580,286	2,244,183

Security	Shares	Value
DSG International PLC[a,c]	3,630,498	$843,860
easyJet PLC[a]	234,395	1,412,067
Electrocomponents PLC	709,520	2,706,709
Elementis PLC	416,481	1,112,988
EnCore Oil PLC[a]	75,849	74,392
EnQuest PLC[a]	506,574	1,039,426
Enterprise Inns PLC[a]	307,335	279,740
Falkland Oil & Gas Ltd.[a]	93,305	95,725
Faroe Petroleum PLC[a]	122,686	328,768
Fenner PLC	122,718	780,989
Ferrexpo PLC	177,199	1,345,284
Fidessa Group PLC	30,046	905,524
Filtrona PLC	720,561	4,038,082
Findel PLC[a]	246,160	30,305
FirstGroup PLC	426,798	2,553,646
Galiform PLC[a]	917,308	1,721,085
Galliford Try PLC	17,808	144,259
Gem Diamonds Ltd.[a]	78,884	301,707
Genus PLC	37,467	598,723
GKN PLC	1,403,836	5,177,979
Go-Ahead Group PLC (The)	64,436	1,644,750
Grainger PLC	197,829	381,890
Great Portland Estates PLC	146,429	1,000,391
Greene King PLC	286,523	2,300,842
Greggs PLC	118,917	995,531
Gulf Keystone Petroleum Ltd.[a,c]	656,125	1,497,070
Halfords Group PLC	261,545	1,385,435
Halma PLC	755,132	5,020,173
Hampson Industries PLC	190,706	73,565
Hamworthy PLC	24,219	273,915
Hardy Oil & Gas PLC[a]	27,779	102,940
Hargreaves Lansdown PLC	46,829	438,158
Hays PLC	1,515,151	2,234,677
Henderson Group PLC	1,126,182	2,959,653
Heritage Oil PLC[a]	238,920	1,013,019
Highland Gold Mining Ltd.[a]	59,118	172,978
Hikma Pharmaceuticals PLC	110,048	1,233,797
Hill & Smith Holdings PLC	35,256	213,695
Hiscox Ltd.	596,214	3,988,142
Hochschild Mining PLC	195,661	1,540,688
Homeserve PLC	443,269	3,511,523
Hunting PLC	191,498	2,455,026
IG Group Holdings PLC	395,304	2,871,993

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Imagination Technologies Group PLC[a]	156,384	$1,019,629
IMI PLC	297,383	5,125,618
Inchcape PLC	495,035	3,164,264
Informa PLC	727,982	4,827,728
Intermediate Capital Group PLC	495,940	2,167,909
International Personal Finance PLC	337,927	1,748,437
Interserve PLC	276,025	1,507,673
ITE Group PLC	19,944	73,431
Jardine Lloyd Thompson Group PLC	157,470	1,663,364
Jazztel PLC[a]	296,659	1,845,875
JD Wetherspoon PLC	197,652	1,404,201
JKX Oil & Gas PLC	142,266	557,902
John Wood Group PLC	335,393	3,680,410
Jupiter Fund Management PLC	22,562	86,478
Kesa Electricals PLC	664,632	1,424,837
Ladbrokes PLC	976,857	2,365,178
Laird PLC	267,518	824,248
Lancashire Holdings Ltd.	13,002	149,186
Lavendon Group PLC	48,435	95,208
Logica PLC	1,798,416	3,442,148
Majestic Wine PLC	7,700	57,889
Marston’s PLC	988,441	1,671,201
McBride PLC	160,079	344,885
Mecom Group PLC[a]	90,101	357,920
Meggitt PLC	500,827	3,192,243
Melrose PLC	515,307	3,021,470
Melrose Resources PLC	50,393	169,576
Michael Page International PLC	447,794	3,686,294
Micro Focus International PLC	237,834	1,132,173
Millennium & Copthorne Hotels PLC	15,494	131,491
Minerva PLC[a]	95,621	187,569
Misys PLC[a]	527,615	3,429,676
Mitchells & Butlers PLC[a]	332,859	1,499,835
Mitie Group PLC	31,339	123,309
Mondi PLC	423,902	4,168,052
Moneysupermarket.com Group PLC	341,004	639,244
Morgan Crucible Co. PLC (The)	464,989	2,511,189
Morgan Sindall Group PLC	27,779	300,955
Mouchel Group PLC[a]	69,269	65,665
Nanoco Group PLC[a]	17,452	22,631
National Express Group PLC	442,545	1,906,172
Nautical Petroleum PLC[a]	38,282	204,858
New World Resources PLC	71,024	931,521

Security	Shares	Value
Northgate PLC[a]	64,816	$326,953
Northumbrian Water Group PLC	698,660	5,179,176
Pace PLC	335,936	634,155
Paragon Group of Companies PLC	491,053	1,558,120
PartyGaming PLC[a]	429,875	956,142
Patagonia Gold PLC[a]	186,242	180,373
Pendragon PLC[a]	299,144	85,933
Pennon Group PLC	420,463	5,000,426
Persimmon PLC	343,719	2,605,543
Petra Diamonds Ltd.[a]	388,426	1,026,538
Petropavlovsk PLC	169,416	2,223,380
Playtech Ltd.	190,412	1,172,105
Premier Farnell PLC	594,404	1,892,885
Premier Foods PLC[a]	2,524,588	752,570
Premier Oil PLC[a]	544,991	3,632,086
Primary Health Properties PLC	111,315	577,406
Provident Financial PLC	164,348	3,010,714
Punch Taverns PLC[a]	392,268	409,203
Pursuit Dynamics PLC[a,c]	71,755	331,862
PV Crystalox Solar PLC	278,310	89,085
PZ Cussons PLC	196,928	1,220,296
QinetiQ Group PLC[a]	735,946	1,365,102
Quintain Estates and Development PLC[a]	397,941	385,400
Rathbone Brothers PLC	3,762	70,893
Raven Russia Ltd.	361,107	330,462
Redrow PLC[a]	463,903	977,762
Regus PLC	930,159	1,616,940
Renishaw PLC	9,615	265,628
Rentokil Initial PLC[a]	2,000,593	3,014,687
Restaurant Group PLC (The)	510,782	2,451,623
Rightmove PLC	8,727	175,056
Rockhopper Exploration PLC[a]	166,339	629,370
Rotork PLC	46,155	1,201,608
RPS Group PLC	116,809	448,676
Salamander Energy PLC[a]	87,965	404,449
SDL PLC	240,006	2,671,115
Senior PLC	35,794	109,403
Severfield-Rowen PLC	48,969	159,158
Shaftesbury PLC	416,843	3,499,927
Shanks Group PLC	264,957	552,357
SIG PLC[a]	682,732	1,436,743
SOCO International PLC[a]	240,006	1,434,050

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

Security	Shares	Value
Spectris PLC	182,810	$4,711,296
Speedy Hire PLC	430,196	211,850
Spirax-Sarco Engineering PLC	27,693	853,248
Spirent Communications PLC	671,872	1,438,153
St. James’s Place PLC	17,274	104,914
St. Modwen Properties PLC	63,748	181,136
Stagecoach Group PLC	210,322	863,454
SuperGroup PLC[a]	27,423	479,408
Synergy Health PLC	4,836	75,414
TalkTalk Telecom Group PLC	36,684	85,809
Tate & Lyle PLC	515,488	5,157,427
Taylor Wimpey PLC[a]	3,363,523	1,951,200
Telecity Group PLC[a]	14,960	135,799
Telecom plus PLC	9,439	106,909
Thomas Cook Group PLC	828,799	892,471
Topps Tiles PLC	75,143	62,907
Travis Perkins PLC	262,088	3,800,971
Trinity Mirror PLC[a]	586,850	423,858
TT electronics PLC	139,957	443,397
Tullett Prebon PLC	320,732	1,864,797
UK Coal PLC[a]	197,652	133,834
Ultra Electronics Holdings PLC	136,836	3,533,214
UNITE Group PLC[a]	226,974	788,002
United Business Media Ltd.	184,439	1,637,913
Valiant Petroleum PLC[a]	21,902	207,084
Vectura Group PLC[a]	1,065,728	1,788,754
Victrex PLC	66,065	1,582,222
Volex Group PLC	21,544	112,459
W.S. Atkins PLC	142,447	1,662,508
WH Smith PLC	260,640	2,171,291
William Hill PLC	752,417	2,851,828
Wincanton PLC	325,981	569,879
Wolfson Microelectronics PLC[a]	79,952	210,970
Workspace Group PLC	647,475	286,964
WSP Group PLC	63,034	305,755
Xchanging PLC[a]	30	49
Xcite Energy Ltd.[a,c]	69,975	180,911
Yell Group PLC[a,c]	3,825,254	427,610
Yule Catto & Co. PLC	9,973	34,870

Security	Shares	Value
Zanaga Iron Ore Co. Ltd.[a]	38,638	$83,720

		321,157,447

TOTAL COMMON STOCKS (Cost: $1,357,965,453)		1,542,284,252

PREFERRED STOCKS – 0.02%

GERMANY – 0.02%
Fuchs Petrolub AG	4,344	226,316

		226,316

TOTAL PREFERRED STOCKS
(Cost: $202,498)		226,316

RIGHTS – 0.00%

AUSTRALIA – 0.00%
Gindalbie Metals Ltd.[a,b,c]	232,665	30,668

		30,668

TOTAL RIGHTS (Cost: $0)		30,668

SHORT-TERM INVESTMENTS – 3.87%

MONEY MARKET FUNDS – 3.87%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	55,198,642	55,198,642
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	4,726,527	4,726,527
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	57,288	57,288

		59,982,457

TOTAL SHORT-TERM INVESTMENTS
(Cost: $59,982,457)		59,982,457

TOTAL INVESTMENTS IN SECURITIES – 103.50%
(Cost: $1,418,150,408)		1,602,523,693

Other Assets, Less Liabilities – (3.50)%		(54,139,754)

NET ASSETS – 100.00%		$1,548,383,939

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL CAP INDEX FUND

July 31, 2011

NVS – Non-Voting Shares

SDR – Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares MSCI EAFE Growth Index Fund	iShares MSCI EAFE Value Index Fund	iShares MSCI EAFE Small Cap Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$1,208,823,247	$1,358,265,753	$1,358,167,951
Affiliated (Note 2)	8,018,190	9,386,213	59,982,457

Total cost of investments	$1,216,841,437	$1,367,651,966	$1,418,150,408

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,413,095,808	$1,397,862,493	$1,542,541,236
Affiliated (Note 2)	8,018,190	9,386,213	59,982,457

Total fair value of investments	1,421,113,998	1,407,248,706	1,602,523,693
Foreign currencies, at value[b]	1,874,177	2,236,899	3,079,873
Receivables:
Dividends and interest	3,594,006	3,458,731	3,235,520

Total Assets	1,426,582,181	1,412,944,336	1,608,839,086

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	7,870,369	9,151,307	59,925,169
Investment advisory fees (Note 2)	484,848	480,889	529,978

Total Liabilities	8,355,217	9,632,196	60,455,147

NET ASSETS	$1,418,226,964	$1,403,312,140	$1,548,383,939

Net assets consist of:
Paid-in capital	$1,604,343,575	$1,649,563,925	$1,396,076,946
Undistributed (distributions in excess of) net investment income	2,113,353	(574,299)	(7,171,209)
Accumulated net realized loss	(392,982,522)	(285,430,195)	(25,033,789)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	204,752,558	39,752,709	184,511,991

NET ASSETS	$1,418,226,964	$1,403,312,140	$1,548,383,939

Shares outstanding[c]	22,800,000	27,600,000	36,200,000

Net asset value per share	$62.20	$50.84	$42.77

[a]	Securities on loan with values of $7,489,702, $8,585,941 and $56,670,684, respectively. See Note 5.
[b]	Cost of foreign currencies: $1,840,555, $2,201,627 and $3,060,773, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI EAFE Growth Index Fund	iShares MSCI EAFE Value Index Fund	iShares MSCI EAFE Small Cap Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$32,604,790	$55,491,222	$38,561,471
Interest – affiliated (Note 2)	357	591	1,036
Securities lending income – affiliated (Note 2)	206,660	293,181	951,230

	32,811,807	55,784,994	39,513,737
Less: Other foreign taxes (Note 1)	(384)	(2,213)	–

Total investment income	32,811,423	55,782,781	39,513,737

EXPENSES
Investment advisory fees (Note 2)	5,479,846	5,534,325	5,520,375

Total expenses	5,479,846	5,534,325	5,520,375

Net investment income	27,331,577	50,248,456	33,993,362

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(11,067,606)	(22,877,629)	(549,558)
In-kind redemptions – unaffiliated	40,831,535	–	80,744,176
Foreign currency transactions	540,335	562,282	692,233

Net realized gain (loss)	30,304,264	(22,315,347)	80,886,851

Net change in unrealized appreciation/depreciation on:
Investments	187,989,177	140,348,858	149,435,339
Translation of assets and liabilities in foreign currencies	306,866	44,245	33,173

Net change in unrealized appreciation/depreciation	188,296,043	140,393,103	149,468,512

Net realized and unrealized gain	218,600,307	118,077,756	230,355,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$245,931,884	$168,326,212	$264,348,725

[a]	Net of foreign withholding tax of $2,576,451, $4,837,147 and $2,989,517, respectively.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth Index Fund		iShares MSCI EAFE Value Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$27,331,577	$24,754,690	$50,248,456	$39,296,451
Net realized gain (loss)	30,304,264	(75,612,389)	(22,315,347)	(65,092,762)
Net change in unrealized appreciation/depreciation	188,296,043	148,698,568	140,393,103	66,222,161

Net increase in net assets resulting from operations	245,931,884	97,840,869	168,326,212	40,425,850

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(27,513,374)	(25,636,999)	(52,179,560)	(41,355,793)

Total distributions to shareholders	(27,513,374)	(25,636,999)	(52,179,560)	(41,355,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,478,438	82,716,107	62,437,803	176,600,569
Cost of shares redeemed	(139,309,962)	(62,975,907)	–	(93,343,805)

Net increase (decrease) in net assets from capital share transactions	(90,831,524)	19,740,200	62,437,803	83,256,764

INCREASE IN NET ASSETS	127,586,986	91,944,070	178,584,455	82,326,821

NET ASSETS
Beginning of year	1,290,639,978	1,198,695,908	1,224,727,685	1,142,400,864

End of year	$1,418,226,964	$1,290,639,978	$1,403,312,140	$1,224,727,685

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$2,113,353	$(87,090)	$(574,299)	$121,201

SHARES ISSUED AND REDEEMED
Shares sold	800,000	1,600,000	1,200,000	3,600,000
Shares redeemed	(2,400,000)	(1,200,000)	–	(2,000,000)

Net increase (decrease) in shares outstanding	(1,600,000)	400,000	1,200,000	1,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE Small Cap Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$33,993,362	$15,916,536
Net realized gain	80,886,851	452,969
Net change in unrealized appreciation/depreciation	149,468,512	35,381,166

Net increase in net assets resulting from operations	264,348,725	51,750,671

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(49,381,658)	(17,465,976)

Total distributions to shareholders	(49,381,658)	(17,465,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	455,407,765	664,722,840
Cost of shares redeemed	(184,909,498)	(14,087,529)

Net increase in net assets from capital share transactions	270,498,267	650,635,311

INCREASE IN NET ASSETS	485,465,334	684,920,006

NET ASSETS
Beginning of year	1,062,918,605	377,998,599

End of year	$1,548,383,939	$1,062,918,605

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(7,171,209)	$690,755

SHARES ISSUED AND REDEEMED
Shares sold	10,800,000	18,400,000
Shares redeemed	(4,400,000)	(400,000)

Net increase in shares outstanding	6,400,000	18,000,000

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$52.90	$49.95	$68.42	$75.32	$61.72

Income from investment operations:
Net investment income[a]	1.20	1.02	1.12	1.70	1.35
Net realized and unrealized gain (loss)[b]	9.32	2.99	(18.41)	(6.97)	12.94

Total from investment operations	10.52	4.01	(17.29)	(5.27)	14.29

Less distributions from:
Net investment income	(1.22)	(1.06)	(1.18)	(1.61)	(0.69)
Net realized gain	–	–	–	(0.02)	–

Total distributions	(1.22)	(1.06)	(1.18)	(1.63)	(0.69)

Net asset value, end of year	$62.20	$52.90	$49.95	$68.42	$75.32

Total return	19.95%	8.06%	(25.03)%	(7.11)%	23.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,418,227	$1,290,640	$1,198,696	$1,340,995	$512,154
Ratio of expenses to average net assets[c]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.00%	1.92%	2.44%	2.30%	1.93%
Portfolio turnover rate[d]	27%	28%	33%	37%	28%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$46.39	$46.06	$59.26	$76.71	$63.05

Income from investment operations:
Net investment income[a]	1.86	1.46	1.53	2.72	2.16
Net realized and unrealized gain (loss)[b]	4.50	0.42	(13.43)	(15.42)	12.69

Total from investment operations	6.36	1.88	(11.90)	(12.70)	14.85

Less distributions from:
Net investment income	(1.91)	(1.55)	(1.30)	(3.83)	(1.19)
Net realized gain	–	–	–	(0.92)	–

Total distributions	(1.91)	(1.55)	(1.30)	(4.75)	(1.19)

Net asset value, end of year	$50.84	$46.39	$46.06	$59.26	$76.71

Total return	13.77%	4.15%	(19.73)%	(17.21)%	23.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,403,312	$1,224,728	$1,142,401	$924,447	$1,196,658
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.63%	2.99%	3.79%	3.88%	2.95%
Portfolio turnover rate[c]	29%	30%	35%	28%	21%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small Cap Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Dec. 10, 2007[a] to Jul. 31, 2008
Net asset value, beginning of period	$35.67	$32.03	$41.04	$50.70

Income from investment operations:
Net investment income[b]	1.02	0.75	0.74	0.87
Net realized and unrealized gain (loss)[c]	7.56	3.63	(9.19)	(9.98)

Total from investment operations	8.58	4.38	(8.45)	(9.11)

Less distributions from:
Net investment income	(1.48)	(0.74)	(0.56)	(0.55)

Total distributions	(1.48)	(0.74)	(0.56)	(0.55)

Net asset value, end of period	$42.77	$35.67	$32.03	$41.04

Total return	24.21%	13.77%	(20.31)%	(18.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,548,384	$1,062,919	$377,999	$155,933
Ratio of expenses to average net assets[e,f]	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	2.46%	2.13%	2.76%	3.10%
Portfolio turnover rate[g]	12%	15%	23%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Index Fund	Diversification Classification
MSCI EAFE Growth	Non-diversified
MSCI EAFE Value	Non-diversified
MSCI EAFE Small Cap	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total
MSCI EAFE Growth
Common Stocks	$1,399,731,233	$–	$25,088	$1,399,756,321
Preferred Stocks	13,339,487	–	–	13,339,487
Short-Term Investments	8,018,190	–	–	8,018,190

	$1,421,088,910	$–	$25,088	$1,421,113,998

MSCI EAFE Value
Common Stocks	$1,394,311,345	$–	$13,664	$1,394,325,009
Preferred Stocks	3,537,484	–	–	3,537,484
Short-Term Investments	9,386,213	–	–	9,386,213

	$1,407,235,042	$–	$13,664	$1,407,248,706

MSCI EAFE Small Cap
Common Stocks	$1,542,240,898	$–	$43,354	$1,542,284,252
Preferred Stocks	226,316	–	–	226,316
Rights	–	–	30,668	30,668
Short-Term Investments	59,982,457	–	–	59,982,457

	$1,602,449,671	$–	$74,022	$1,602,523,693

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
MSCI EAFE Growth	$3,325,688	$189,796,634	$(379,238,933)	$(186,116,611)
MSCI EAFE Value	4,124,969	(12,599,436)	(237,777,318)	(246,251,785)
MSCI EAFE Small Cap	13,724,212	154,973,639	(16,390,858)	152,306,993

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares Index Fund	2011	2010
MSCI EAFE Growth
Distributions paid from:
Ordinary income	$27,513,374	$25,636,999

Total Distributions	$27,513,374	$25,636,999

MSCI EAFE Value
Distributions paid from:
Ordinary income	$52,179,560	$41,355,793

Total Distributions	$52,179,560	$41,355,793

MSCI EAFE Small Cap
Distributions paid from:
Ordinary income	$49,381,658	$17,465,976

Total Distributions	$49,381,658	$17,465,976

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Funds have elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
MSCI EAFE Growth	$10,721,302
MSCI EAFE Value	6,169,022
MSCI EAFE Small Cap	9,085,482

The Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI EAFE Growth	$2,756,980	$19,510,202	$255,395,852	$90,854,597	$368,517,631
MSCI EAFE Value	3,201,806	26,442,709	117,568,907	84,394,874	231,608,296
MSCI EAFE Small Cap	–	–	7,305,376	–	7,305,376

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Growth	$1,231,797,361	$255,599,054	$(66,282,417)	$189,316,637
MSCI EAFE Value	1,420,004,111	159,928,100	(172,683,505)	(12,755,405)
MSCI EAFE Small Cap	1,447,688,760	262,783,010	(107,948,077)	154,834,933

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to passive foreign investment companies and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
MSCI EAFE Growth	$34,299,833	$2,382,240	$(36,682,073)
MSCI EAFE Value	–	1,235,604	(1,235,604)
MSCI EAFE Small Cap	76,894,169	7,526,332	(84,420,501)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
MSCI EAFE Growth	$110,941
MSCI EAFE Value	157,572
MSCI EAFE Small Cap	511,758

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares Index Fund	Purchases	Sales
MSCI EAFE Growth	$371,369,688	$370,864,263
MSCI EAFE Value	399,652,010	402,496,415
MSCI EAFE Small Cap	253,823,975	169,508,442

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$47,865,088	$137,992,891
MSCI EAFE Value	61,631,102	–
MSCI EAFE Small Cap	347,408,311	178,275,737

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI EAFE Growth Index Fund, iShares MSCI EAFE Value Index Fund and iShares MSCI EAFE Small Cap Index Fund, each a fund of iShares Trust, (the “Funds”), at July 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$35,152,570	$2,576,835
MSCI EAFE Value	60,328,369	4,826,660
MSCI EAFE Small Cap	41,550,988	2,988,784

For corporate shareholders, 0.10% of the income dividends paid by the iShares MSCI EAFE Growth Index Fund during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares Index Fund	Qualified Dividend Income
MSCI EAFE Growth	$30,090,209
MSCI EAFE Value	55,781,771
MSCI EAFE Small Cap	33,857,821

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	65

Board Review and Approval of Investment Advisory Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

(including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount in the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	8	0.58%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	101	7.30
Greater than 0.5% and Less than 1.0%	323	23.36
Between 0.5% and –0.5%	695	50.26
Less than –0.5% and Greater than –1.0%	96	6.94
Less than –1.0% and Greater than –1.5%	62	4.48
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	3	0.22

	1,383	100.00%

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE Value Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.44%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	14	1.01
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	87	6.29
Greater than 0.5% and Less than 1.0%	309	22.34
Between 0.5% and –0.5%	687	49.67
Less than –0.5% and Greater than –1.0%	111	8.03
Less than –1.0% and Greater than –1.5%	70	5.06
Less than –1.5% and Greater than –2.0%	24	1.74
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	6	0.44
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	5	0.36

	1,383	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE Small Cap Index Fund

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	0.79%
Greater than 5.5% and Less than 6.0%	1	0.11
Greater than 5.0% and Less than 5.5%	1	0.11
Greater than 4.5% and Less than 5.0%	1	0.11
Greater than 4.0% and Less than 4.5%	2	0.23
Greater than 3.5% and Less than 4.0%	7	0.79
Greater than 3.0% and Less than 3.5%	6	0.68
Greater than 2.5% and Less than 3.0%	13	1.48
Greater than 2.0% and Less than 2.5%	31	3.52
Greater than 1.5% and Less than 2.0%	49	5.56
Greater than 1.0% and Less than 1.5%	118	13.39
Greater than 0.5% and Less than 1.0%	219	24.87
Between 0.5% and –0.5%	293	33.27
Less than –0.5% and Greater than –1.0%	70	7.95
Less than –1.0% and Greater than –1.5%	23	2.61
Less than –1.5% and Greater than –2.0%	24	2.72
Less than –2.0% and Greater than –2.5%	4	0.45
Less than –2.5% and Greater than –3.0%	6	0.68
Less than –3.0% and Greater than –3.5%	4	0.45
Less than –3.5%	2	0.23

	881	100.00%

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	77

Notes:

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor do this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-72-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares MSCI EAFE Index Fund  |  EFA  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.04%	16.23%	17.17%	0.88%	0.73%	0.95%	5.62%	5.58%	5.65%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.04%	16.23%	17.17%	4.49%	3.72%	4.85%	72.50%	71.70%	72.95%

Total returns for the period since inception are calculated from the inception date of the Fund (8/14/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (8/17/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector	Percentage of Net Assets
Financial	22.73%

Consumer Non-Cyclical	19.50

Industrial	12.05

Consumer Cyclical	10.83

Basic Materials	10.72

Energy	8.08

Communications	7.92

Utilities	4.34

Technology	2.27

Diversified	1.24

Short-Term and Other Net Assets	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Nestle SA Registered (Switzerland)	1.95%

HSBC Holdings PLC (United Kingdom)	1.52

Vodafone Group PLC (United Kingdom)	1.29

BHP Billiton Ltd. (Australia)	1.29

Novartis AG Registered (Switzerland)	1.27

BP PLC (United Kingdom)	1.25

Royal Dutch Shell PLC Class A (United Kingdom)	1.16

Roche Holding AG Genusschein (Switzerland)	1.12

GlaxoSmithKline PLC (United Kingdom)	1.03

Total SA (France)	1.01

TOTAL	12.89%

The iShares MSCI EAFE Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index (the “Index”). The Index has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Index includes stocks from Europe, Australasia and the Far East. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 17.04%, while the total return for the Index was 17.17%.

As represented by the Index, international stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, international stocks began an extended rally as improving economic data boosted investor confidence in a global economic recovery. The rally in international equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks declined some over the last three months of the period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. In local currency terms, the Index returned 4.51% for the reporting period. The dollar depreciated by 4% versus the British pound and more than 10% against the Japanese yen for the reporting period; the U.K. and Japan represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 8.5% against the euro and 17.5% versus the Australian dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

European stocks, which comprised approximately two-thirds of the Index as of the end of the reporting period, posted returns slightly above that of the overall Index. European markets were affected by the Continent’s sovereign debt crisis, which resulted in bailouts of Ireland and Portugal during the reporting period, as well as a second financial assistance package for Greece. Despite these fiscal challenges, European economies held up reasonably well and had more stable growth rates than most other regions of the world. As economic conditions improved, the European Central Bank raised short-term interest rates in April and July of 2011 – its first rate hikes in nearly four years – to head off potential inflationary pressures. The best-performing European equity markets during the reporting period came from the strongest economies in the region – Germany, Norway, and Switzerland. On the downside, Greece was the only stock market in the developed world to decline for the reporting period.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE INDEX FUND

Equity markets in the Asia/Pacific region modestly underperformed the return of the Index for the reporting period. Japan was the biggest laggard in the region, weighed down by a stagnant economy and the natural disaster that struck in March. The top-performing markets included Australia and New Zealand, both of which have an abundance of natural resources and are major commodity exporters, so they benefited from robust demand for natural resources and rising commodity prices.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

Shareholder Expenses (Unaudited)

iSHARES® MSCI EAFE INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
Actual	$1,000.00	$1,009.90	0.34%	$1.69
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.34	1.71

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.09%

AUSTRALIA – 8.55%
AGL Energy Ltd.	1,607,071	$25,049,417
Alumina Ltd.	8,452,289	20,240,022
Amcor Ltd.	4,162,722	32,190,685
AMP Ltd.	9,898,322	49,580,006
Asciano Group	10,110,098	18,546,074
ASX Ltd.	598,929	19,644,695
Australia and New Zealand Banking Group Ltd.	8,901,210	203,665,971
Bendigo and Adelaide Bank Ltd.	1,202,270	11,674,396
BGP Holdings PLC[a,b]	33,026,812	4,746
BHP Billiton Ltd.	11,016,764	501,238,354
BlueScope Steel Ltd.	6,888,235	8,625,672
Boral Ltd.	2,513,745	11,514,297
Brambles Ltd.	4,984,457	37,942,963
Caltex Australia Ltd.	478,702	5,605,348
CFS Retail Property Trust	5,848,106	11,113,260
Coca-Cola Amatil Ltd.	1,979,885	24,575,285
Cochlear Ltd.	198,540	15,455,769
Commonwealth Bank of Australia	5,314,254	287,610,690
Computershare Ltd.	1,585,011	14,294,060
Crown Ltd.	1,556,333	15,249,217
CSL Ltd.	1,865,173	62,877,630
Dexus Property Group	15,696,793	14,914,448
Echo Entertainment Group Ltd.[a]	2,336,154	10,290,252
Fairfax Media Ltd.[c]	8,067,342	7,798,181
Fortescue Metals Group Ltd.	4,443,987	30,802,240
Foster’s Group Ltd.	6,716,167	37,255,725
Goodman Group	22,933,576	17,130,137
GPT Group	5,745,527	18,996,628
Harvey Norman Holdings Ltd.	2,015,181	4,825,593
Iluka Resources Ltd.	1,425,076	27,801,046
Incitec Pivot Ltd.	5,721,261	24,823,843
Insurance Australia Group Ltd.	7,294,139	26,280,162
James Hardie Industries SEa	1,528,758	9,622,181
Leighton Holdings Ltd.[c]	552,603	12,813,909
Lend Lease Group	1,783,551	17,357,989
Lynas Corp. Ltd.[a]	5,849,209	13,813,882
Macarthur Coal Ltd.	572,457	9,778,076
Macquarie Group Ltd.	1,217,712	36,877,503
MAp Group	1,346,763	4,837,479

Security	Shares	Value
Metcash Ltd.	2,653,818	$12,126,756
Mirvac Group	11,204,274	14,153,430
National Australia Bank Ltd.	7,439,735	196,132,183
Newcrest Mining Ltd.	2,608,595	113,326,976
OneSteel Ltd.	4,750,621	9,210,331
Orica Ltd.	1,261,832	35,635,575
Origin Energy Ltd.	3,658,651	59,036,817
OZ Minerals Ltd.	1,100,794	16,480,943
Paladin Energy Ltd.[a]	2,479,544	7,135,974
Qantas Airways Ltd.[a]	4,523,403	9,167,308
QBE Insurance Group Ltd.	3,628,870	65,372,548
QR National Ltd.[a]	5,610,961	20,708,883
Ramsay Health Care Ltd.	477,599	9,170,331
Rio Tinto Ltd.	1,492,359	131,142,498
Santos Ltd.	3,007,881	42,555,595
Sims Metal Management Ltd.	576,869	10,683,534
Sonic Healthcare Ltd.	1,305,952	17,415,103
SP AusNet	4,624,879	4,673,781
Stockland Corp. Ltd.	7,911,819	26,506,741
Suncorp Group Ltd.	4,522,300	36,759,639
Tabcorp Holdings Ltd.	2,286,519	8,087,436
Tatts Group Ltd.	4,475,974	11,406,586
Telstra Corp. Ltd.	15,456,339	50,764,250
Toll Holdings Ltd.	2,304,167	11,465,482
Transurban Group	4,462,738	25,049,695
Wesfarmers Ltd.	3,459,008	111,402,692
Wesfarmers Ltd. Partially Protected	517,307	16,882,282
Westfield Group	7,386,791	64,587,583
Westfield Retail Trust	9,651,250	25,867,446
Westpac Banking Corp.	10,326,286	231,622,125
Woodside Petroleum Ltd.	2,138,717	90,094,617
Woolworths Ltd.	4,169,340	123,380,083
WorleyParsons Ltd.	665,109	20,098,496

		3,330,821,550

AUSTRIA – 0.33%
Erste Group Bank AG	641,946	30,801,497
IMMOEAST AG Escrow[a,b]	1,571,072	226
IMMOFINANZ AGa	3,320,030	12,843,222
IMMOFINANZ AG Escrow[a,b]	1,157,632	166
OMV AG	541,573	21,642,873
Raiffeisen International Bank Holding AG	170,965	8,582,718

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Telekom Austria AG	1,189,034	$14,576,428
Verbund AG	273,544	11,191,069
Vienna Insurance Group AG	165,450	8,808,701
voestalpine AG	373,917	19,413,332

		127,860,232

BELGIUM – 0.94%
Ageas	7,796,004	16,076,106
Anheuser-Busch InBev NV	2,761,912	159,548,527
Bekaert NV	133,463	8,138,455
Belgacom SA	536,058	18,737,927
Colruyt SA	262,514	12,788,190
Delhaize Group SA	345,239	24,864,963
Dexia SAa,c	2,073,644	5,512,681
Groupe Bruxelles Lambert SA	286,780	24,239,898
KBC Groep NV	562,530	19,950,223
Mobistar SA	99,270	6,931,414
Solvay SA	205,158	30,925,793
UCB SA	359,578	16,571,010
Umicore	397,080	20,324,920

		364,610,107

DENMARK – 1.04%
A.P. Moller – Maersk A/S Class A	1,109	8,230,421
A.P. Moller – Maersk A/S Class B	5,107	39,221,350
Carlsberg A/S Class B	369,505	36,345,105
Coloplast A/S Class B	89,343	13,750,511
Danske Bank A/Sa	2,226,957	43,165,157
DSV A/S	719,156	15,978,316
Novo Nordisk A/S Class B	1,437,209	176,014,757
Novozymes A/S Class B	170,965	27,928,400
Pandora A/Sc	208,467	5,974,637
TDC A/Sa	1,304,849	12,137,604
TrygVesta A/S	78,313	4,281,957
Vestas Wind Systems A/Sa	705,920	15,602,548
William Demant Holding A/Sa	79,416	6,969,070

		405,599,833

FINLAND – 0.88%
Elisa OYJ	469,878	10,114,719
Fortum OYJ	1,534,273	40,677,656
Kesko OYJ Class B	225,012	8,752,877
Kone OYJ Class B	521,719	30,288,302
Metso OYJ	435,685	21,380,617
Neste Oil OYJ	451,127	5,925,185

Security	Shares	Value
Nokia OYJ	12,928,263	$75,352,043
Nokian Renkaat OYJ	402,595	18,894,764
Orion OYJ Class B	288,986	6,993,198
Outokumpu OYJ[c]	445,612	4,767,366
Pohjola Bank PLC	505,174	6,166,820
Rautaruukki OYJ	284,574	5,823,205
Sampo OYJ Class A	1,423,973	43,523,735
Sanoma OYJ[c]	229,424	4,032,016
Stora Enso OYJ Class R	1,958,928	16,918,032
UPM-Kymmene OYJ	1,761,491	27,514,833
Wartsila OYJ Class B	566,942	16,367,241

		343,492,609

FRANCE – 9.74%
Accor SA	501,865	22,190,716
Aeroports de Paris	106,991	9,750,579
Air France-KLM[a]	541,573	6,557,456
Alcatel-Lucent[a]	8,028,737	31,785,258
ALSTOM	699,302	36,935,000
ArcelorMittal	2,950,525	92,451,146
Arkema	191,922	18,795,225
Atos Origin SA	172,068	9,504,743
AXA	6,013,556	113,289,839
BNP Paribas	3,286,940	214,746,394
Bouygues SA	800,778	30,367,457
Bureau Veritas SA	175,377	14,339,758
Cap Gemini SA	509,586	25,171,964
Carrefour SA	1,982,091	58,674,273
Casino Guichard-Perrachon SA	185,304	16,930,205
Christian Dior SA	212,879	34,108,655
CNP Assurances SA	516,204	9,969,596
Compagnie de Saint-Gobain	1,368,823	79,466,771
Compagnie Generale de Geophysique-Veritas[a]	497,453	16,827,338
Compagnie Generale des Etablissements Michelin Class B	622,092	52,438,901
Credit Agricole SA	3,303,485	40,910,589
Danone SA	1,998,636	143,027,635
Dassault Systemes SA	210,673	18,627,420
Edenred SA	536,058	15,452,531
Eiffage SA	143,390	7,863,955
Electricite de France	844,898	32,131,655
Eramet	18,751	5,235,452

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Essilor International SA	690,478	$55,474,864
Eurazeo	123,919	8,455,733
European Aeronautic Defence and Space Co. NV	1,391,986	48,406,886
Eutelsat Communications	335,312	14,472,170
Fonciere des Regions	81,622	7,975,778
France Telecom SA	6,395,194	132,702,109
GDF Suez	4,259,786	139,749,609
Gecina SA	68,386	9,511,622
Groupe Eurotunnel SA	1,778,036	19,009,487
Icade	73,194	8,438,576
Iliad SA	65,077	8,360,302
Imerys SA	92,652	6,378,118
JCDecaux SAa	193,025	5,333,960
Klepierre	329,797	12,369,271
L’Air Liquide SA	976,155	134,592,441
L’Oreal SA	834,971	100,799,711
Lafarge SA	688,272	36,970,584
Lagardere SCA	409,213	15,947,625
Legrand SA	649,667	25,313,799
LVMH Moet Hennessy Louis Vuitton SA	876,885	161,227,767
M6-Metropole Television	176,480	4,038,609
Natixis	2,989,130	13,650,721
Neopost SA	121,330	9,711,366
Pernod Ricard SA	679,448	67,486,493
PPR SA	269,132	49,889,822
PSA Peugeot Citroen SA	558,118	21,285,500
Publicis Groupe SA	425,758	21,716,354
Renault SA	693,787	37,152,171
Safran SA	566,942	23,650,622
Sanofi-Aventis	3,832,925	299,024,705
Schneider Electric SA	842,692	122,487,471
SCOR SE	574,663	14,843,593
SES SA Class A FDR	1,054,468	28,540,129
Societe BIC SA	109,197	10,325,082
Societe Generale	2,177,322	108,679,310
Societe Television Francaise 1	391,565	7,492,072
Sodexo	322,076	24,668,485
STMicroelectronics NV	2,311,888	18,291,946
Suez Environnement SA	946,374	17,584,023
Technip SA	344,136	37,761,821

Security	Shares	Value
Thales SA	322,076	$13,794,450
Total SA	7,246,710	393,422,998
Unibail-Rodamco SE	303,325	67,735,467
Vallourec SA	381,638	39,003,202
Veolia Environnement	1,219,918	27,706,524
Vinci SA	1,516,625	88,308,916
Vivendi SA	4,318,245	103,659,872
Wendel	113,609	13,111,104

		3,794,063,751

GERMANY – 8.24%
Adidas AG	720,259	53,603,298
Allianz SE Registered	1,551,921	203,073,925
Axel Springer AG	135,669	6,014,405
BASF SE	3,157,889	286,885,276
Bayer AG	2,846,843	228,804,860
Bayerische Motoren Werke AG	1,194,549	119,850,740
Beiersdorf AG	345,239	22,277,757
Brenntag AG	112,506	11,499,671
Celesio AG	290,089	5,592,150
Commerzbank AGa	12,361,321	47,214,649
Continental AGa	285,677	28,572,052
Daimler AG Registered	3,139,138	228,524,360
Deutsche Bank AG Registered	3,189,876	176,570,029
Deutsche Boerse AGa	658,916	48,933,859
Deutsche Lufthansa AG Registered	830,559	16,768,867
Deutsche Post AG Registered	2,846,843	50,400,069
Deutsche Telekom AG Registered	9,661,177	150,492,976
E.ON AG	6,169,079	170,384,711
Fraport AG	119,124	9,575,879
Fresenius Medical Care AG & Co. KGaA	671,727	51,574,484
Fresenius SE & Co. KGaA	389,359	41,711,401
GEA Group AG	585,693	20,422,422
Hannover Rueckversicherung AG Registered	201,849	10,510,219
HeidelbergCement AG	484,217	26,754,281
Henkel AG & Co. KGaA	444,509	24,295,223
Hochtief AG	145,596	11,718,497
Infineon Technologies AG	3,794,320	38,205,244
K+S AG	591,208	47,380,305
Kabel Deutschland Holding AGa	241,557	13,629,569
LANXESS AG	291,192	23,499,761

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Linde AG	577,972	$103,818,254
MAN SEc	218,394	25,997,866
Merck KGaA	221,703	23,747,498
METRO AG	440,097	24,370,289
Muenchener Rueckversicherungs-Gesellschaft AG Registered	639,740	94,734,553
QIAGEN NVa	799,675	13,490,826
RWE AG	1,478,020	77,618,489
Salzgitter AG	133,463	9,758,092
SAP AG	3,156,786	197,986,942
Siemens AG Registered	2,817,062	361,820,912
Suedzucker AG	213,982	7,564,309
ThyssenKrupp AG	1,142,708	50,657,919
TUI AGa	527,234	4,891,295
United Internet AG Registered	407,007	8,287,597
Volkswagen AG	109,197	20,038,191
Wacker Chemie AG	54,047	10,267,388

		3,209,791,359

GREECE – 0.21%
Alpha Bank AEa,c	1,874,286	8,241,651
Bank of Cyprus Public Co. Ltd.[c]	2,635,932	5,757,510
Coca-Cola Hellenic Bottling Co. SAa	565,570	14,669,675
EFG Eurobank Ergasias SAa,c	1,230,419	4,791,585
Hellenic Telecommunications Organization SA SP ADR	1,994,712	8,238,161
National Bank of Greece SAa	634,495	4,312,670
National Bank of Greece SA SP ADR[a,c]	13,264,321	17,376,260
OPAP SA	757,626	12,574,588
Public Power Corp. SA	423,542	5,215,959

		81,178,059

HONG KONG – 2.83%
AIA Group Ltd.[a]	26,030,800	95,680,598
ASM Pacific Technology Ltd.[c]	551,500	6,056,630
Bank of East Asia Ltd. (The)[c]	5,073,840	19,593,634
BOC Hong Kong (Holdings) Ltd.	11,581,500	34,620,431
Cathay Pacific Airways Ltd.	2,206,000	5,111,342
Cheung Kong (Holdings) Ltd.	5,515,000	84,269,228
Cheung Kong Infrastructure Holdings Ltd.	1,103,000	6,353,801
CLP Holdings Ltd.	6,618,000	61,132,337
Esprit Holdings Ltd.	3,970,818	11,564,253

Security	Shares	Value
Foxconn International Holdings Ltd.[a,c]	6,618,000	$3,014,164
Galaxy Entertainment Group Ltd.[a,c]	4,412,000	11,434,011
Hang Lung Group Ltd.[c]	2,206,000	13,273,642
Hang Lung Properties Ltd.	8,824,000	32,603,913
Hang Seng Bank Ltd.[c]	2,426,600	38,136,955
Henderson Land Development Co. Ltd.	4,412,000	27,962,384
Hong Kong and China Gas Co. Ltd. (The)[c]	18,196,522	44,542,901
Hong Kong Exchanges and Clearing Ltd.[c]	3,419,300	70,583,792
Hopewell Holdings Ltd.	839,500	2,719,530
Hutchison Whampoa Ltd.	7,749,000	90,319,668
Hysan Development Co. Ltd.	1,103,000	5,165,116
Kerry Properties Ltd.	2,208,000	10,707,858
Li & Fung Ltd.	19,854,400	33,012,127
Lifestyle International Holdings Ltd.[c]	551,500	1,804,253
Link REIT (The)[c]	7,169,500	25,064,966
MTR Corp. Ltd.	6,066,500	20,586,173
New World Development Co. Ltd.	8,824,599	12,997,164
NWS Holdings Ltd.	4,968,000	7,215,057
Orient Overseas International Ltd.	1,107,000	6,298,730
PCCW Ltd.	5,515,000	2,405,671
Power Assets Holdings Ltd.	5,535,000	45,802,489
Sands China Ltd.[a,c]	7,941,600	23,892,555
Shangri-La Asia Ltd.	4,792,666	12,359,046
Sino Land Co. Ltd.	4,412,000	7,483,051
SJM Holdings Ltd.	5,515,000	13,882,135
Sun Hung Kai Properties Ltd.	5,515,000	83,915,453
Swire Pacific Ltd. Class A	3,309,000	46,613,407
Wharf (Holdings) Ltd. (The)[c]	6,049,912	44,513,754
Wheelock and Co. Ltd.	2,206,000	9,481,173
Wing Hang Bank Ltd.	551,500	5,925,733
Wynn Macau Ltd.[c]	4,853,200	16,935,921
Yue Yuen Industrial (Holdings) Ltd.[c]	2,206,000	7,061,351

		1,102,096,397

IRELAND – 0.23%
Anglo Irish Bank Corp. Ltd.[a,b]	3,570,811	513
CRH PLC	2,457,484	48,380,257
Elan Corp. PLC[a]	1,791,272	20,129,139
Kerry Group PLC Class A	506,277	20,912,571

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Ryanair Holdings PLC	177,504	$813,429

		90,235,909

ISRAEL – 0.70%
Bank Hapoalim Ltd.	3,441,360	17,144,096
Bank Leumi le-Israel	3,886,972	18,203,560
Bezeq The Israel Telecommunication Corp. Ltd.	6,174,594	15,089,255
Cellcom Israel Ltd.	200,746	5,264,775
Delek Group Ltd. (The)	13,236	2,974,609
Elbit Systems Ltd.	80,519	3,841,589
Israel Chemicals Ltd.	1,555,230	26,402,652
Israel Corp. Ltd. (The)	7,721	8,452,206
Israel Discount Bank Ltd. Class Aa	2,560,105	4,985,403
Makhteshim-Agan Industries Ltd.[a]	829,456	4,586,171
Mizrahi Tefahot Bank Ltd.	381,638	4,038,172
NICE Systems Ltd.[a,c]	219,497	7,902,393
Partner Communications Co. Ltd.	326,488	4,687,391
Teva Pharmaceutical Industries Ltd.	3,251,644	149,521,659

		273,093,931

ITALY – 2.46%
A2A SpA[c]	4,348,026	6,244,991
Assicurazioni Generali SpA	4,038,083	76,944,162
Atlantia SpA	1,030,750	19,122,140
Autogrill SpA	421,346	5,558,255
Banca Carige SpA[c]	1,987,467	4,124,051
Banca Monte dei Paschi di Siena SpA	13,694,848	10,302,220
Banco Popolare SpA	6,063,191	11,675,163
Enel Green Power SpA	5,652,875	14,142,463
Enel SpA	22,658,929	130,894,784
Eni SpA	8,217,350	179,250,537
Exor SpA	206,261	6,221,376
Fiat Industrial SpA[a]	2,657,127	35,147,385
Fiat SpA	2,772,942	27,514,484
Finmeccanica SpA	1,382,645	10,649,578
Intesa Sanpaolo SpA	35,166,444	81,663,261
Luxottica Group SpA	435,685	13,836,358
Mediaset SpA	2,546,827	10,950,096
Mediobanca SpA	1,720,680	15,886,570
Parmalat SpA	1,193,446	3,109,263
Pirelli & C. SpA	983,876	10,236,131
Prysmian SpA	659,594	12,236,574

Security	Shares	Value
Saipem SpA	904,460	$47,283,429
Snam Rete Gas SpA	5,285,576	30,548,599
Telecom Italia SpA	32,647,697	41,167,698
Tenaris SA	1,620,307	35,694,095
Terna SpA	4,290,670	19,471,264
UniCredit SpA	46,406,519	83,357,737
Unione di Banche Italiane ScpA	2,804,923	13,526,948

		956,759,612

JAPAN – 21.05%
Advantest Corp.	441,200	7,830,600
AEON Co. Ltd.	1,764,800	22,200,036
AEON Credit Service Co. Ltd.	441,290	6,202,871
AEON Mall Co. Ltd.	330,900	8,496,487
Aisin Seiki Co. Ltd.	661,800	25,498,033
Ajinomoto Co. Inc.	2,214,000	27,363,078
Alfresa Holdings Corp.	110,300	4,501,166
All Nippon Airways Co. Ltd.	2,210,000	7,472,600
Amada Co. Ltd.	2,214,000	17,180,801
Aozora Bank Ltd.[c]	3,309,000	8,059,230
Asahi Breweries Ltd.	1,213,300	25,652,359
Asahi Glass Co. Ltd.	3,724,000	43,082,420
Asahi Kasei Corp.	4,428,000	31,263,894
Astellas Pharma Inc.	1,433,990	55,657,910
Bank of Kyoto Ltd. (The)	2,206,000	20,119,497
Bank of Yokohama Ltd. (The)	4,449,000	21,786,786
Benesse Holdings Inc.	332,100	14,348,407
Bridgestone Corp.	2,095,700	51,964,889
Brother Industries Ltd.	661,800	10,314,100
Canon Inc.	3,860,500	187,548,581
Casio Computer Co. Ltd.	661,800	4,681,213
Central Japan Railway Co.	5,535	47,684,609
Chiba Bank Ltd. (The)	3,309,000	20,962,573
Chubu Electric Power Co. Inc.	2,316,300	39,670,276
Chugai Pharmaceutical Co. Ltd.	772,100	13,683,544
Chugoku Electric Power Co. Inc. (The)	882,400	14,220,827
Chuo Mitsui Trust Holdings Inc.	10,450,600	38,450,193
Citizen Holdings Co. Ltd.	772,100	4,641,202
Coca-Cola West Co. Ltd.	389,700	7,774,815
Cosmo Oil Co. Ltd.	1,103,000	3,315,144
Credit Saison Co. Ltd.	441,200	7,499,085
Dai Nippon Printing Co. Ltd.	2,214,000	25,125,845

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Dai-ichi Life Insurance Co. Ltd. (The)	29,781	$42,092,332
Daicel Chemical Industries Ltd.	1,107,000	7,916,362
Daido Steel Co. Ltd.	1,470,000	10,436,067
Daiichi Sankyo Co. Ltd.	2,095,795	43,251,735
Daikin Industries Ltd.	772,100	27,397,097
Dainippon Sumitomo Pharma Co. Ltd.	110,300	1,118,861
Daito Trust Construction Co. Ltd.	330,900	31,808,239
Daiwa House Industry Co. Ltd.	2,206,000	29,579,091
Daiwa Securities Group Inc.	5,535,000	24,093,276
Dena Co. Ltd.	330,900	16,482,841
Denki Kagaku Kogyo K.K.	1,103,000	5,329,952
Denso Corp.	1,654,500	59,029,576
Dentsu Inc.	661,800	20,645,348
East Japan Railway Co.	1,213,300	76,076,849
Eisai Co. Ltd.	882,400	35,780,697
Electric Power Development Co. Ltd.	553,500	14,635,231
Elpida Memory Inc.[a,c]	551,500	5,087,032
FamilyMart Co. Ltd.	332,100	12,506,992
Fanuc Ltd.	688,600	130,333,541
Fast Retailing Co. Ltd.	220,600	39,095,841
Fuji Electric Holdings Co. Ltd.	2,206,000	7,173,287
Fuji Heavy Industries Ltd.	2,206,000	17,718,875
FUJIFILM Holdings Corp.	1,544,200	46,672,090
Fujitsu Ltd.	6,618,000	38,924,368
Fukuoka Financial Group Inc.	3,314,000	14,082,031
Furukawa Electric Co. Ltd.	2,214,000	9,522,581
Gree Inc.[a]	220,600	5,049,880
GS Yuasa Corp.[c]	1,103,000	7,659,127
Gunma Bank Ltd. (The)	2,214,000	11,759,813
Hachijuni Bank Ltd. (The)	1,045,000	5,794,274
Hakuhodo DY Holdings Inc.	55,310	3,048,893
Hamamatsu Photonics K.K.	220,600	9,916,855
Hino Motors Ltd.	1,107,000	6,869,452
Hirose Electric Co. Ltd.	111,200	11,121,441
Hiroshima Bank Ltd. (The)	3,309,000	14,532,336
Hisamitsu Pharmaceutical Co. Inc.	110,300	4,794,099
Hitachi Chemical Co. Ltd.	220,600	4,383,993
Hitachi Construction Machinery Co. Ltd.	220,600	4,978,432
Hitachi High-Technologies Corp.	220,600	4,766,949
Hitachi Ltd.	15,442,000	95,824,822

Security	Shares	Value
Hokkaido Electric Power Co. Inc.	220,600	$3,378,018
Hokuhoku Financial Group Inc.	5,515,000	11,502,980
Hokuriku Electric Power Co.	330,900	5,915,818
Honda Motor Co. Ltd.	5,515,000	220,057,002
Hoya Corp.	1,433,900	34,793,298
IBIDEN Co. Ltd.	330,900	10,026,883
Idemitsu Kosan Co. Ltd.	110,900	12,844,229
IHI Corp.	4,412,000	11,888,794
INPEX Corp.	7,721	59,915,520
Isetan Mitsukoshi Holdings Ltd.	1,103,000	11,688,742
Isuzu Motors Ltd.	4,412,000	21,948,543
ITOCHU Corp.	4,853,200	55,957,352
Itochu Techno-Solutions Corp.	221,400	8,733,813
J. Front Retailing Co. Ltd.	2,206,600	10,462,697
Japan Petroleum Exploration Co. Ltd.	110,300	5,637,174
Japan Prime Realty Investment Corp.	1,103	2,846,452
Japan Real Estate Investment Corp.	1,195	11,967,029
Japan Retail Fund Investment Corp.	3,309	5,157,050
Japan Steel Works Ltd. (The)	1,105,000	7,744,591
Japan Tobacco Inc.	14,339	65,016,842
JFE Holdings Inc.	1,433,975	39,012,145
JGC Corp.	1,107,000	34,490,672
Joyo Bank Ltd. (The)	3,321,000	13,939,681
JS Group Corp.	993,680	24,806,599
JSR Corp.	582,800	11,899,116
JTEKT Corp.	551,500	8,109,243
Jupiter Telecommunications Co. Ltd.	5,515	6,415,948
JX Holdings Inc.	7,279,800	52,530,750
Kajima Corp.	3,309,000	10,245,511
Kamigumi Co. Ltd.	1,107,000	10,985,387
Kaneka Corp.	1,103,000	7,073,261
Kansai Electric Power Co. Inc. (The)	2,426,600	40,804,856
Kao Corp.	1,764,800	49,864,345
Kawasaki Heavy Industries Ltd.	4,412,000	16,175,619
Kawasaki Kisen Kaisha Ltd.	2,206,000	7,230,444
KDDI Corp.	9,927	73,561,912
Keihin Electric Express Railway Co. Ltd.	2,214,000	17,209,483
Keio Corp.	2,214,000	13,366,032
Keisei Electric Railway Co. Ltd.	406,000	2,603,576
Keyence Corp.	129,549	36,536,880

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Kikkoman Corp.	1,107,000	$12,233,074
Kinden Corp.	1,107,000	9,379,168
Kintetsu Corp.[c]	6,642,000	22,372,328
Kirin Holdings Co. Ltd.	3,321,000	48,788,885
Kobe Steel Ltd.	8,864,000	19,521,700
Komatsu Ltd.	3,198,700	99,744,409
Konami Corp.	442,800	11,610,665
Konica Minolta Holdings Inc.	1,654,500	13,417,761
Kubota Corp.	4,428,000	40,327,555
Kuraray Co. Ltd.	1,103,000	16,661,459
Kurita Water Industries Ltd.	443,000	12,849,812
Kyocera Corp.	551,500	58,943,840
Kyowa Hakko Kirin Co. Ltd.	1,103,000	11,760,189
Kyushu Electric Power Co. Inc.	1,323,600	20,816,821
Lawson Inc.	332,100	17,919,374
Makita Corp.	443,600	20,861,096
Marubeni Corp.	6,618,000	49,555,694
Marui Group Co. Ltd.	661,800	5,427,120
Maruichi Steel Tube Ltd.	110,300	2,793,581
Mazda Motor Corp.[a]	4,412,000	12,174,582
McDonald’s Holdings Co. (Japan) Ltd.[c]	157,800	4,127,454
Medipal Holdings Corp.	110,300	1,040,269
Meiji Holdings Co. Ltd.	258,052	11,316,311
Minebea Co. Ltd.	1,111,000	5,656,471
Miraca Holdings Inc.	220,600	9,245,252
Mitsubishi Chemical Holdings Corp.	4,412,000	34,466,071
Mitsubishi Corp.	4,522,300	120,864,165
Mitsubishi Electric Corp.	7,027,000	82,568,843
Mitsubishi Estate Co. Ltd.	4,417,000	79,195,854
Mitsubishi Gas Chemical Co. Inc.	2,206,000	17,175,878
Mitsubishi Heavy Industries Ltd.	9,927,000	46,297,707
Mitsubishi Materials Corp.	4,412,000	15,032,465
Mitsubishi Motors Corp.[a]	13,272,000	17,365,876
Mitsubishi Tanabe Pharma Corp.	992,700	17,953,222
Mitsubishi UFJ Financial Group Inc.	42,244,980	214,535,978
Mitsubishi UFJ Lease & Finance Co. Ltd.	198,540	8,565,076
Mitsui & Co. Ltd.	5,735,600	108,113,719
Mitsui Chemicals Inc.	2,214,000	8,432,647
Mitsui Engineering & Shipbuilding Co. Ltd.	3,321,000	7,055,888
Mitsui Fudosan Co. Ltd.	3,309,000	62,973,455

Security	Shares	Value
Mitsui O.S.K. Lines Ltd.	4,445,000	$23,321,998
Mizuho Financial Group Inc.	67,283,000	110,700,104
Mizuho Securities Co. Ltd.[a]	1,103,000	2,686,410
Mizuho Trust & Banking Co. Ltd.	6,093,000	5,367,586
MS&AD Insurance Group Holdings Inc.	1,875,188	46,934,360
Murata Manufacturing Co. Ltd.	775,300	50,320,676
Nabtesco Corp.	330,900	8,367,882
Namco Bandai Holdings Inc.	772,100	9,752,526
NEC Corp.[a]	8,656,000	19,736,443
NGK Insulators Ltd.	1,103,000	20,190,944
NGK Spark Plug Co. Ltd.	524,000	7,406,193
Nidec Corp.	442,800	43,941,547
Nikon Corp.	1,107,000	25,986,319
Nintendo Co. Ltd.	330,900	52,685,076
Nippon Building Fund Inc.	2,206	22,548,698
Nippon Electric Glass Co. Ltd.	1,238,500	15,627,659
Nippon Express Co. Ltd.	3,321,000	14,628,061
Nippon Meat Packers Inc.	1,107,000	15,416,829
Nippon Paper Group Inc.	331,800	7,397,691
Nippon Sheet Glass Co. Ltd.	2,206,000	7,030,393
Nippon Steel Corp.	17,737,000	59,743,749
Nippon Telegraph and Telephone Corp.	1,544,200	76,019,692
Nippon Yusen K.K.	4,412,000	16,175,619
Nishi-Nippon City Bank Ltd. (The)	3,310,000	10,162,845
Nissan Motor Co. Ltd.	8,382,800	89,268,838
Nisshin Seifun Group Inc.	1,164,200	14,856,031
Nisshin Steel Co. Ltd.	3,309,000	6,858,920
Nissin Foods Holdings Co. Ltd.	332,100	12,627,458
Nitori Holdings Co. Ltd.	110,300	10,702,772
Nitto Denko Corp.	664,200	32,009,639
NKSJ Holdings Inc.	5,122,600	33,845,394
NOK Corp.	443,200	8,250,789
Nomura Holdings Inc.	11,691,800	56,951,895
Nomura Real Estate Holdings Inc.	220,600	4,043,905
Nomura Research Institute Ltd.	220,600	5,252,789
NSK Ltd.	2,214,000	21,511,854
NTN Corp.	2,214,000	13,366,032
NTT Data Corp.	4,428	15,345,122
NTT DoCoMo Inc.	49,635	90,987,855
NTT Urban Development Corp.	1,103	1,010,262
Obayashi Corp.	2,206,000	10,174,064

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Odakyu Electric Railway Co. Ltd.	2,206,000	$19,004,923
Oji Paper Co. Ltd.	3,321,000	16,564,127
Olympus Corp.	661,800	23,534,668
Omron Corp.	772,100	21,715,625
Ono Pharmaceutical Co. Ltd.	110,300	6,158,738
Oracle Corp. Japan	110,300	3,693,814
Oriental Land Co. Ltd.	221,400	20,708,745
ORIX Corp.	330,900	35,752,118
Osaka Gas Co. Ltd.	7,749,000	30,618,539
Otsuka Holdings Co. Ltd.	882,400	24,303,438
Panasonic Corp.	7,279,868	87,049,076
Rakuten Inc.	23,163	23,496,086
Resona Holdings Inc.	5,956,200	29,476,207
Ricoh Co. Ltd.	2,428,000	26,170,437
Rinnai Corp.	110,300	8,516,492
Rohm Co. Ltd.	330,900	19,290,711
Sankyo Co. Ltd.	220,600	11,745,900
Santen Pharmaceutical Co. Ltd.	110,300	4,429,719
SBI Holdings Inc.	54,047	5,300,373
Secom Co. Ltd.	772,100	38,559,988
Sega Sammy Holdings Inc.	661,838	14,207,353
Seiko Epson Corp.	441,200	7,516,233
Sekisui Chemical Co. Ltd.	2,214,000	20,450,602
Sekisui House Ltd.	2,214,000	21,081,617
Seven & I Holdings Co. Ltd.	2,426,680	69,005,863
Seven Bank Ltd.	1,103	2,270,588
Sharp Corp.	3,309,000	30,479,324
Shikoku Electric Power Co. Inc.	220,600	4,809,817
Shimadzu Corp.	77,000	713,240
Shimamura Co. Ltd.	110,300	11,117,165
Shimano Inc.	332,100	17,446,113
Shimizu Corp.	2,206,000	9,745,382
Shin-Etsu Chemical Co. Ltd.	1,433,900	77,370,041
Shinsei Bank Ltd.	3,309,000	4,201,088
Shionogi & Co. Ltd.	992,700	17,130,152
Shiseido Co. Ltd.	1,103,000	21,148,335
Shizuoka Bank Ltd. (The)	2,819,000	26,477,199
Showa Denko K.K.	4,428,000	9,235,756
Showa Shell Sekiyu K.K.	441,200	4,241,099
SMC Corp.	221,400	40,700,428
SoftBank Corp.	2,978,100	116,130,082
Sojitz Corp.	3,088,400	6,081,575
Sony Corp.	3,419,300	86,246,627

Security	Shares	Value
Sony Financial Holdings Inc.	662,400	$11,902,433
Square Enix Holdings Co. Ltd.	220,600	4,281,109
Stanley Electric Co. Ltd.	582,800	9,905,863
Sumco Corp.[a]	441,200	6,961,803
Sumitomo Chemical Co. Ltd.	5,515,000	28,007,255
Sumitomo Corp.	3,529,600	49,750,030
Sumitomo Electric Industries Ltd.	2,316,300	34,628,970
Sumitomo Heavy Industries Ltd.	2,214,000	15,517,217
Sumitomo Metal Industries Ltd.	11,030,000	26,435,419
Sumitomo Metal Mining Co. Ltd.	2,206,000	39,067,263
Sumitomo Mitsui Financial Group Inc.	4,412,000	139,121,752
Sumitomo Realty & Development Co. Ltd.	1,421,000	35,087,783
Sumitomo Rubber Industries Inc.	551,500	7,123,274
Suruga Bank Ltd.	1,107,000	9,608,628
Suzuken Co. Ltd.	332,140	8,321,787
Suzuki Motor Corp.	1,103,000	25,592,344
Sysmex Corp.	220,600	8,416,466
T&D Holdings Inc.	882,400	21,605,597
Taisei Corp.	2,206,000	5,258,505
Taisho Pharmaceutical Co. Ltd.	1,103,000	25,820,974
Taiyo Nippon Sanso Corp.	1,107,000	8,647,765
Takashimaya Co. Ltd.	1,203,000	8,961,329
Takeda Pharmaceutical Co. Ltd.	2,647,200	126,032,647
TDK Corp.	441,200	22,805,907
Teijin Ltd.	3,321,000	14,843,179
Terumo Corp.	664,200	37,258,531
THK Co. Ltd.	330,900	8,535,068
Tobu Railway Co. Ltd.	3,321,000	14,455,966
Toho Co. Ltd.	661,800	11,497,264
Toho Gas Co. Ltd.	1,103,000	6,030,133
Tohoku Electric Power Co. Inc.	1,433,900	18,501,935
Tokio Marine Holdings Inc.	2,316,300	68,267,684
Tokyo Electric Power Co. Inc. (The)	4,853,200	26,721,207
Tokyo Electron Ltd.	551,500	29,721,985
Tokyo Gas Co. Ltd.	7,721,000	36,709,509
Tokyu Corp.	4,428,000	19,848,270
Tokyu Land Corp.	2,214,000	10,383,055
TonenGeneral Sekiyu K.K.	1,103,000	13,832,154
Toppan Printing Co. Ltd.	2,214,000	17,496,308
Toray Industries Inc.	5,535,000	42,952,002
Toshiba Corp.	13,236,000	68,589,195

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Tosoh Corp.	2,214,000	$9,407,851
TOTO Ltd.	1,111,000	8,664,620
Toyo Seikan Kaisha Ltd.	661,800	11,574,427
Toyoda Gosei Co. Ltd.	332,100	7,296,821
Toyota Boshoku Corp.	110,300	1,854,766
Toyota Industries Corp.	772,100	25,286,550
Toyota Motor Corp.	9,485,800	387,714,717
Toyota Tsusho Corp.	774,900	13,572,546
Trend Micro Inc.	441,200	13,826,439
Tsumura & Co.	220,600	7,210,439
Ube Industries Ltd.	4,428,000	15,029,615
Unicharm Corp.	441,200	19,890,867
Ushio Inc.	330,900	6,220,183
USS Co. Ltd.	99,270	7,896,331
West Japan Railway Co.	664,600	28,197,500
Yahoo! Japan Corp.	44,120	15,615,474
Yakult Honsha Co. Ltd.	330,900	9,439,588
Yamada Denki Co. Ltd.	253,690	20,212,379
Yamaguchi Financial Group Inc.	1,113,000	11,347,726
Yamaha Corp.	692,900	8,213,544
Yamaha Motor Co. Ltd.[a]	882,400	17,067,278
Yamato Holdings Co. Ltd.	1,323,600	22,668,729
Yamato Kogyo Co. Ltd.	110,300	3,316,573
Yaskawa Electric Corp.	1,107,000	12,261,757
Yokogawa Electric Corp.[a]	661,800	5,855,803

		8,202,286,040

NETHERLANDS – 2.43%
AEGON NVa	6,105,105	35,232,524
Akzo Nobel NV	796,366	48,853,510
ASML Holding NV	1,525,449	54,768,892
Corio NV	184,201	11,266,825
Delta Lloyd NV	301,119	6,611,780
Fugro NV CVA	232,733	18,012,800
Heineken Holding NV	372,814	18,997,124
Heineken NV	891,224	52,866,854
ING Groep NV CVA[a]	13,282,326	143,532,049
Koninklijke Ahold NV	4,044,701	53,984,059
Koninklijke DSM NV	531,646	30,264,891
Koninklijke KPN NV	5,451,026	77,908,280
Koninklijke Philips Electronics NV	3,367,459	83,957,346
Randstad Holding NV	410,316	18,528,943
Reed Elsevier NV	2,351,596	31,426,974

Security	Shares	Value
Royal Boskalis Westminster NV CVA	229,424	$9,687,717
Royal Vopak NV	223,909	11,208,417
SBM Offshore NV	581,210	14,052,224
TNT Express NVa	1,206,734	12,225,245
TNT NV	1,154,841	9,042,654
Unilever NV CVA	5,593,313	182,051,490
Wolters Kluwer NV	1,071,013	22,269,998

		946,750,596

NEW ZEALAND – 0.12%
Auckland International Airport Ltd.	3,011,190	5,946,460
Contact Energy Ltd.[a]	612,165	2,765,483
Fletcher Building Ltd.	2,278,798	16,188,562
Sky City Entertainment Group Ltd.	1,942,383	6,245,894
Telecom Corp. of New Zealand Ltd.	7,056,994	16,186,798

		47,333,197

NORWAY – 0.92%
Aker Solutions ASA	572,457	10,057,344
DnB NOR ASA	3,363,047	48,987,758
Gjensidige Forsikring ASA	678,345	8,020,536
Norsk Hydro ASA	3,187,670	22,755,780
Orkla ASA	2,686,908	25,246,015
Renewable Energy Corp. ASA[a,c]	2,126,584	3,960,780
Seadrill Ltd.	1,064,395	37,123,980
Statoil ASA	3,838,440	94,681,449
Subsea 7 SAa	962,919	25,411,589
Telenor ASA	2,613,007	43,679,654
Yara International ASA	657,388	37,596,704

		357,521,589

PORTUGAL – 0.25%
Banco Comercial Portugues SA Registered[a,c]	10,424,453	4,823,542
Banco Espirito Santo SA Registered[c]	1,868,482	7,093,795
CIMPOR – Cimentos de Portugal SGPS SA	350,754	2,726,822
EDP Renovaveis SAa	965,125	6,268,721
Energias de Portugal SA	6,924,634	24,080,699
Galp Energia SGPS SA Class B	773,203	17,494,160
Jeronimo Martins SGPS SA	720,259	14,112,396
Portugal Telecom SGPS SA Registered	2,294,240	19,899,629

		96,499,764

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
SINGAPORE – 1.82%
Ascendas Real Estate Investment Trust	5,515,000	$9,346,293
CapitaLand Ltd.	7,721,000	18,600,955
CapitaMall Trust Management Ltd.[c]	5,515,000	8,636,158
CapitaMalls Asia Ltd.	4,412,000	5,259,580
City Developments Ltd.[c]	2,206,000	19,352,324
ComfortDelGro Corp. Ltd.	9,927,000	11,834,056
COSCO Corp. (Singapore) Ltd.[c]	3,309,000	4,893,059
DBS Group Holdings Ltd.	6,668,000	86,026,201
Fraser and Neave Ltd.	4,412,150	21,992,025
Genting Singapore PLC[a]	19,854,000	31,337,570
Global Logistic Properties Ltd.[a]	5,515,000	9,254,663
Golden Agri-Resources Ltd.	19,854,194	12,040,342
Hutchison Port Holdings Trust[a]	16,545,000	12,574,200
Keppel Corp. Ltd.	4,864,000	44,730,617
Keppel Land Ltd.[c]	1,103,000	3,509,441
Neptune Orient Lines Ltd.[c]	2,206,000	2,638,953
Noble Group Ltd.[c]	11,030,727	17,136,000
Olam International Ltd.	4,460,000	9,781,433
Oversea-Chinese Banking Corp. Ltd.	9,927,200	82,056,606
SembCorp Industries Ltd.	1,103,000	4,645,657
SembCorp Marine Ltd.[c]	1,522,000	6,827,664
Singapore Airlines Ltd.	2,206,200	25,952,060
Singapore Exchange Ltd.	3,315,000	20,571,589
Singapore Press Holdings Ltd.[c]	6,961,750	22,786,538
Singapore Technologies Engineering Ltd.	7,721,000	19,370,650
Singapore Telecommunications Ltd.	25,369,285	70,812,708
United Overseas Bank Ltd.	4,412,000	74,953,603
UOL Group Ltd.	3,570,000	15,303,178
Wilmar International Ltd.	6,618,000	32,382,156
Yangzijiang Shipbuilding (Holdings) Ltd.	4,412,000	5,332,885

		709,939,164

SPAIN – 3.35%
Abertis Infraestructuras SA	1,184,622	21,840,539
Acciona SA	92,652	9,622,098
Acerinox SAc	337,518	5,589,781
Actividades de Construcciones y Servicios SA	491,938	20,843,393
Amadeus IT Holding SA Class A	817,323	16,501,634

Security	Shares	Value
Banco Bilbao Vizcaya Argentaria SA	14,564,012	$153,803,488
Banco de Sabadell SAc	3,518,570	13,191,591
Banco de Valencia SAa,c	19	37
Banco Popular Espanol SAc	3,176,334	16,482,025
Banco Santander SA	28,834,626	303,514,092
Bankinter SAc	787,542	4,881,014
CaixaBank SA	2,889,860	16,747,961
CaixaBank SA New[a,b]	30,932	179,264
Distribuidora Internacional Alimentacion SAa,c	1,968,855	8,346,274
Enagas SA	639,740	14,616,976
Ferrovial SA	1,330,218	17,014,474
Fomento de Construcciones y Contratas SA	165,450	4,557,701
Gas Natural SDG SA	1,119,545	22,579,321
Grifols SAa,c	470,981	10,317,815
Iberdrola SA	13,932,696	113,500,696
Indra Sistemas SA	293,398	5,830,909
Industria de Diseno Textil SA	767,688	69,654,028
International Consolidated Airlines Group SAa	3,719,316	14,446,613
Mapfre SA	2,711,174	9,658,081
Mediaset Espana Comunicacion SA	530,543	4,986,034
Red Electrica Corporacion SA	378,329	20,678,068
Repsol YPF SA	2,695,732	85,319,743
Telefonica SA	14,087,516	314,790,577
Zardoya Otis SA	488,119	7,070,386
Zardoya Otis SA New[a,b]	24,295	351,912

		1,306,916,525

SWEDEN – 3.03%
Alfa Laval AB	1,148,223	23,992,420
Assa Abloy AB Class B	1,065,498	27,382,183
Atlas Copco AB Class A	2,262,253	53,475,054
Atlas Copco AB Class B	1,397,501	29,444,862
Boliden AB	921,005	15,944,725
Electrolux AB Class B	838,280	15,801,684
Getinge AB Class B	698,199	18,828,510
Hennes & Mauritz AB Class B	3,532,909	120,477,313
Hexagon AB Class B	875,782	17,827,623
Holmen AB Class B	181,995	5,291,651
Husqvarna AB Class B	1,578,393	9,111,046
Industrivarden AB Class C	411,419	6,150,755

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Investor AB Class B	1,530,964	$33,276,286
Kinnevik Investment AB Class B	712,538	16,424,980
Millicom International Cellular SA SDR	268,029	32,124,472
Modern Times Group MTG AB Class B	167,656	11,378,807
Nordea Bank AB	8,905,622	94,736,905
Ratos AB Class B	691,581	12,564,930
Sandvik AB	3,488,789	55,697,614
Scania AB Class B	1,095,279	21,323,355
Securitas AB Class B	1,072,116	10,903,624
Skandinaviska Enskilda Banken AB Class A	4,858,715	37,058,616
Skanska AB Class B	1,347,866	21,924,338
SKF AB Class B	1,329,115	35,041,866
SSAB AB Class A	538,264	7,240,684
Svenska Cellulosa AB Class B	1,935,765	28,172,652
Svenska Handelsbanken AB Class A	1,663,324	52,344,346
Swedbank AB Class A	2,779,560	48,737,539
Swedish Match AB	775,409	28,827,441
Tele2 AB Class B	1,099,691	23,414,188
Telefonaktiebolaget LM Ericsson Class B	10,369,303	130,363,246
TeliaSonera AB	7,555,550	57,747,824
Volvo AB Class B	4,800,256	77,548,070

		1,180,579,609

SWITZERLAND – 8.43%
ABB Ltd. Registered[a]	7,537,902	181,514,057
Actelion Ltd. Registered[a]	379,432	19,303,759
Adecco SA Registered[a]	461,054	27,790,758
Aryzta AG	304,428	16,646,596
Baloise Holding AG Registered	179,789	17,917,313
Compagnie Financiere Richemont SA Class A Bearer	1,813,332	117,445,570
Credit Suisse Group AG Registered[a]	3,961,976	143,057,393
GAM Holding AGa	734,598	11,416,932
Geberit AG Registered[a]	142,287	33,613,092
Givaudan SA Registered[a]	29,781	32,626,102
Holcim Ltd. Registered[a]	847,104	58,250,491
Julius Baer Group Ltd.[a]	721,362	30,759,930
Kuehne & Nagel International AG Registered	186,407	26,109,278

Security	Shares	Value
Lindt & Spruengli AG Participation Certificates	1,879	$6,114,736
Lonza Group AG Registered[a]	177,583	15,151,556
Nestle SA Registered	11,935,563	760,926,213
Novartis AG Registered	8,050,797	495,386,519
Pargesa Holding SA Bearer	48,532	4,307,046
Roche Holding AG Genusschein	2,426,600	435,938,290
Schindler Holding AG Participation Certificates	199,643	23,530,620
Schindler Holding AG Registered	11,030	1,287,440
SGS SA Registered	18,751	36,540,898
Sika AG Bearer	5,012	11,738,330
Sonova Holding AG Registered[a]	173,171	16,378,962
Straumann Holding AG Registered	26,472	6,031,935
Sulzer AG Registered	83,828	12,209,407
Swatch Group AG (The) Bearer	102,579	55,727,389
Swatch Group AG (The) Registered	180,892	16,856,784
Swiss Life Holding AG Registered[a]	108,094	16,100,274
Swiss Re Ltd.[a]	1,239,772	69,695,886
Swisscom AG Registered	84,931	40,892,305
Syngenta AG Registered[a]	327,591	105,151,640
Synthes Inc.[d]	229,424	41,303,306
Transocean Ltd.	1,101,897	67,355,237
UBS AG Registered[a,c]	12,585,230	209,328,045
Zurich Financial Services AG Registered[a]	501,865	119,640,235

		3,284,044,324

UNITED KINGDOM – 21.54%
3i Group PLC	3,327,751	14,655,894
Admiral Group PLC	684,963	17,416,438
Aggreko PLC	891,638	28,291,843
AMEC PLC	1,121,751	19,407,871
Anglo American PLC	4,525,609	215,434,794
Antofagasta PLC	1,369,926	31,707,138
ARM Holdings PLC	4,667,896	44,748,124
Associated British Foods PLC	1,230,948	21,640,635
AstraZeneca PLC	4,785,917	233,561,303
Autonomy Corp. PLC[a]	797,469	22,005,049
Aviva PLC	9,779,198	64,017,573
Babcock International Group PLC	1,227,639	13,592,316
BAE Systems PLC	11,606,869	57,920,124
Balfour Beatty PLC	2,278,442	11,354,828

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Barclays PLC	39,839,257	$145,833,370
BG Group PLC	11,630,032	275,669,629
BHP Billiton PLC	7,471,722	278,779,580
BP PLC	64,568,517	488,610,230
British American Tobacco PLC	6,858,454	317,536,134
British Land Co. PLC	2,728,822	26,204,260
British Sky Broadcasting Group PLC	3,917,856	45,789,856
BT Group PLC	27,237,482	89,867,742
Bunzl PLC	1,119,545	14,178,109
Burberry Group PLC	1,504,492	36,896,171
Cairn Energy PLC[a]	4,761,651	28,904,488
Capita Group PLC	2,106,730	24,829,853
Capital Shopping Centres Group PLC	1,824,362	11,182,172
Carnival PLC	625,401	21,722,762
Centrica PLC	17,705,356	89,108,192
Cobham PLC	3,911,238	13,078,143
Compass Group PLC	6,430,490	60,642,196
Diageo PLC	8,607,812	175,915,028
Essar Energy PLC[a]	1,173,592	6,944,856
Eurasian Natural Resources Corp.	933,138	11,832,736
Experian PLC	3,418,197	45,028,030
Fresnillo PLC	623,195	18,004,350
G4S PLC	4,824,522	21,715,136
GlaxoSmithKline PLC	17,867,497	400,054,267
Glencore International PLC[a]	2,889,860	22,565,802
Hammerson PLC	2,307,476	17,643,206
Home Retail Group PLC	2,830,298	6,299,886
HSBC Holdings PLC	60,652,867	591,894,101
ICAP PLC	1,931,353	14,196,673
Imperial Tobacco Group PLC	3,495,407	121,467,314
Inmarsat PLC	1,610,380	14,274,567
InterContinental Hotels Group PLC	987,185	19,575,204
International Power PLC	5,341,829	26,805,644
Intertek Group PLC	549,294	17,266,903
Invensys PLC	2,759,706	13,984,285
Investec PLC	1,672,148	13,194,400
ITV PLC[a]	13,080,477	15,019,384
J Sainsbury PLC	4,113,087	20,531,711
Johnson Matthey PLC	748,937	25,079,350
Kazakhmys PLC	762,173	16,864,919
Kingfisher PLC	8,193,084	33,985,485
Land Securities Group PLC	2,550,136	35,790,707

Security	Shares	Value
Legal & General Group PLC	20,289,685	$37,368,785
Lloyds Banking Group PLC[a]	141,639,539	100,789,299
London Stock Exchange Group PLC	512,895	8,393,913
Lonmin PLC	553,706	11,543,135
Man Group PLC	6,614,691	24,191,654
Marks & Spencer Group PLC	5,497,352	31,240,748
National Grid PLC	12,106,528	118,640,990
Next PLC	626,504	24,424,646
Old Mutual PLC	18,878,948	39,388,021
Pearson PLC	2,788,384	53,735,525
Petrofac Ltd.	881,297	20,267,550
Prudential PLC	8,763,335	99,256,584
Randgold Resources Ltd.	306,634	27,960,517
Reckitt Benckiser Group PLC	2,129,893	120,864,284
Reed Elsevier PLC	4,143,971	37,684,893
Resolution Ltd.	4,963,500	22,503,627
Rexam PLC	2,937,289	17,912,092
Rio Tinto PLC	4,964,603	350,423,965
Rolls-Royce Group PLC[a]	6,379,752	68,332,157
Royal Bank of Scotland Group PLC[a]	61,248,487	35,882,503
Royal Dutch Shell PLC Class A	12,348,085	452,919,258
Royal Dutch Shell PLC Class B	9,244,243	339,831,191
RSA Insurance Group PLC	11,888,134	25,661,395
SABMiller PLC	3,275,910	122,873,714
Sage Group PLC (The)	4,619,364	20,806,887
Schroders PLC	394,874	10,552,461
Scottish & Southern Energy PLC	3,203,112	68,720,851
SEGRO PLC	2,439,836	12,095,070
Serco Group PLC	1,687,590	14,958,964
Severn Trent PLC	832,765	19,561,534
Shire PLC	1,942,383	67,562,645
Smith & Nephew PLC	3,067,443	32,275,676
Smiths Group PLC	1,332,424	24,824,421
Standard Chartered PLC	8,046,385	205,782,804
Standard Life PLC	7,927,261	25,777,954
Tesco PLC	27,554,043	173,434,260
TUI Travel PLC	1,725,092	5,521,889
Tullow Oil PLC	3,079,576	62,178,015
Unilever PLC	4,406,485	140,903,593
United Utilities Group PLC	2,389,098	23,079,227
Vedanta Resources PLC	425,758	12,370,205
Vodafone Group PLC	178,190,753	503,100,129
Weir Group PLC (The)	723,568	25,203,772

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

Security	Shares	Value
Whitbread PLC	600,032	$15,325,859
Wm Morrison Supermarkets PLC	7,617,318	36,373,628
Wolseley PLC	981,670	29,247,111
WPP PLC	4,335,893	49,430,115
Xstrata PLC	7,143,028	151,900,984

		8,393,599,261

TOTAL COMMON STOCKS (Cost: $37,315,417,536)		38,605,073,418

PREFERRED STOCKS – 0.59%

GERMANY – 0.52%
Bayerische Motoren Werke AG	98,167	6,204,084
Henkel AG & Co. KGaA	612,165	41,362,619
Porsche Automobil Holding SE	537,161	41,435,624
ProSiebenSat.1 Media AG	281,265	7,277,224
RWE AG NVS	79,416	3,824,189
Volkswagen AG	500,762	100,347,554

		200,451,294

ITALY – 0.07%
Intesa Sanpaolo SpA RNC	2,723,307	5,193,073
Telecom Italia SpA RNC	20,775,005	22,330,562

		27,523,635

TOTAL PREFERRED STOCKS (Cost: $174,127,119)		227,974,929

SHORT-TERM INVESTMENTS – 0.61%

MONEY MARKET FUNDS – 0.61%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	209,918,027	209,918,027
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	17,974,774	17,974,774

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	9,964,610	$9,964,610

		237,857,411

TOTAL SHORT-TERM INVESTMENTS
(Cost: $237,857,411)		237,857,411

TOTAL INVESTMENTS IN SECURITIES – 100.29%
(Cost: $37,727,402,066)		39,070,905,758

Other Assets, Less Liabilities – (0.29)%		(113,523,356)

NET ASSETS – 100.00%		$38,957,382,402

FDR – Fiduciary Depositary Receipts

NVS – Non-Voting Shares

SDR – Swedish Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

iSHARES® MSCI EAFE INDEX FUND

July 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$37,489,544,655
Affiliated (Note 2)	237,857,411

Total cost of investments	$37,727,402,066

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$38,833,048,347
Affiliated (Note 2)	237,857,411

Total fair value of investments	39,070,905,758
Foreign currencies, at value[b]	49,430,606
Receivables:
Dividends and interest	95,076,245

Total Assets	39,215,412,609

LIABILITIES
Payables:
Investment securities purchased	16,497,051
Collateral for securities on loan (Note 5)	227,892,801
Capital shares redeemed	2,225,936
Investment advisory fees (Note 2)	11,414,419

Total Liabilities	258,030,207

NET ASSETS	$38,957,382,402

Net assets consist of:
Paid-in capital	$42,090,192,564
Distributions in excess of net investment income	(13,701,024)
Accumulated net realized loss	(4,470,403,530)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,351,294,392

NET ASSETS	$38,957,382,402

Shares outstanding[c]	661,800,000

Net asset value per share	$58.87

[a]	Securities on loan with a value of $215,370,409. See Note 5.
[b]	Cost of foreign currencies: $48,906,344.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® MSCI EAFE INDEX FUND

Year ended July 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$1,189,656,684
Interest – affiliated (Note 2)	10,639
Securities lending income – affiliated (Note 2)	9,621,198

1,199,288,521
Less: Other foreign taxes (Note 1)	(41,714)

Total investment income	1,199,246,807

EXPENSES
Investment advisory fees (Note 2)	128,247,571

Total expenses	128,247,571

Net investment income	1,070,999,236

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(816,729,855)
In-kind redemptions – unaffiliated	340,161,594
Foreign currency transactions	12,741,087

Net realized loss	(463,827,174)

Net change in unrealized appreciation/depreciation on:
Investments	4,952,369,837
Translation of assets and liabilities in foreign currencies	4,425,656

Net change in unrealized appreciation/depreciation	4,956,795,493

Net realized and unrealized gain	4,492,968,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,563,967,555

[a]	Net of foreign withholding tax of $97,729,230.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® MSCI EAFE INDEX FUND

	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,070,999,236	$850,333,477
Net realized loss	(463,827,174)	(551,538,171)
Net change in unrealized appreciation/depreciation	4,956,795,493	1,532,851,234

Net increase in net assets resulting from operations	5,563,967,555	1,831,646,540

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,093,008,823)	(874,829,750)

Total distributions to shareholders	(1,093,008,823)	(874,829,750)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,279,474,686	1,984,101,114
Cost of shares redeemed	(1,179,051,600)	(1,603,014,976)

Net increase in net assets from capital share transactions	1,100,423,086	381,086,138

INCREASE IN NET ASSETS	5,571,381,818	1,337,902,928

NET ASSETS
Beginning of year	33,386,000,584	32,048,097,656

End of year	$38,957,382,402	$33,386,000,584

Distributions in excess of net investment income included in net assets at end of year	$(13,701,024)	$(8,673,936)

SHARES ISSUED AND REDEEMED
Shares sold	39,000,000	36,000,000
Shares redeemed	(22,200,000)	(30,600,000)

Net increase in shares outstanding	16,800,000	5,400,000

See notes to financial statements.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI EAFE INDEX FUND

(For a share outstanding throughout each period)

	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008	Year ended Jul. 31, 2007
Net asset value, beginning of year	$51.76	$50.11	$66.76	$79.60	$65.68

Income from investment operations:
Net investment income[a]	1.66	1.33	1.45	2.32	1.85
Net realized and unrealized gain (loss)[b]	7.13	1.67	(16.61)	(11.85)	13.60

Total from investment operations	8.79	3.00	(15.16)	(9.53)	15.45

Less distributions from:
Net investment income	(1.68)	(1.35)	(1.49)	(3.31)	(1.53)

Total distributions	(1.68)	(1.35)	(1.49)	(3.31)	(1.53)

Net asset value, end of year	$58.87	$51.76	$50.11	$66.76	$79.60

Total return	17.04%	6.05%	(22.38)%	(12.35)%	23.75%

Ratios/Supplemental data:
Net assets, end of year (000s)	$38,957,382	$33,386,001	$32,048,098	$40,697,376	$46,326,553
Ratio of expenses to average net assets[c]	0.34%	0.35%	0.35%	0.34%	0.34%
Ratio of net investment income to average net assets	2.86%	2.50%	3.19%	3.07%	2.48%
Portfolio turnover rate[d]	6%	5%	7%	12%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

iSHARES® MSCI EAFE INDEX FUND

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
EAFE	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of July 31, 2011. The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stocks	$38,604,536,591	$–	$536,827	$38,605,073,418
Preferred Stocks	227,974,929	–	–	227,974,929
Short-Term Investments	237,857,411	–	–	237,857,411

	$39,070,368,931	$–	$536,827	$39,070,905,758

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of July 31, 2011, the tax year-end of the Fund, the components of accumulated net losses on a tax basis consisted of undistributed ordinary income of $56,141,211, unrealized appreciation of $377,380,112, and capital and other losses of $3,566,331,485, for accumulated net losses of $3,132,810,162. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,093,008,823	$874,829,750

Total Distributions	$1,093,008,823	$874,829,750

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 of $467,041,149 and treat them as arising in the year ending July 31, 2012.

The Fund had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Fund, as follows:

Expiring 2012	Expiring 2013	Expiring 2017	Expiring 2018	Expiring 2019	Total
$17,452,072	$150,352	$587,985,426	$1,597,347,728	$896,354,758	$3,099,290,336

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, the cost of investments for federal income tax purposes was $38,701,316,346. Net unrealized appreciation was $369,589,412, of which $6,771,020,599 represented gross unrealized appreciation on securities and $6,401,431,187 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$299,583,803	$16,982,499	$(316,566,302)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Fund of $5,170,561.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011, aggregated $2,092,183,946 and $2,104,172,497, respectively.

In-kind purchases and sales (see Note 4) for the year ended July 31, 2011, aggregated $2,241,251,060 and $1,165,013,437, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE INDEX FUND

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI EAFE Index Fund, (the “Fund”), at July 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Tax Information (Unaudited)

iSHARES® MSCI EAFE INDEX FUND

For the fiscal year ended July 31, 2011, the Fund earned foreign source income of $1,286,980,645 and paid foreign taxes of $97,598,608, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, 0.04% of the income dividends paid by the Fund during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $1,176,428,687 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI EAFE INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Fund and its shareholders. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EAFE INDEX FUND

The Board also noted that the investment advisory fee and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

The Board also reviewed the performance of another series of a registered investment company with substantially similar investment objectives and strategies as the Fund for which BFA provides investment advisory services, noting that such other services generally performed in line with relevant benchmarks over relevant periods.

Based on this review, the Board concluded that the investment advisory fee and expense level and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Economies of Scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EAFE INDEX FUND

affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Supplemental Information (Unaudited)

iSHARES® MSCI EAFE INDEX FUND

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for five calendar years (or for each full calendar quarter completed after the inception date if less than five years) through the date of the most recent calendar quarter-end. The specific period covered for the Fund is disclosed in the table.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	5	0.36%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	76	5.50
Greater than 0.5% and Less than 1.0%	301	21.76
Between 0.5% and –0.5%	708	51.19
Less than –0.5% and Greater than –1.0%	131	9.47
Less than –1.0% and Greater than –1.5%	61	4.41
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	6	0.44
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	2	0.14

	1,383	100.00%

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also disclose its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-73-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares S&P Conservative Allocation Fund  |  AOK  |  NYSE Arca

iShares S&P Moderate Allocation Fund  |  AOM  |  NYSE Arca

iShares S&P Growth Allocation Fund  |  AOR  |  NYSE Arca

iShares S&P Aggressive Allocation Fund  |  AOA  |  NYSE Arca

iShares S&P Target Date Retirement Income Index Fund  |  TGR  |  NYSE Arca

iShares S&P Target Date 2010 Index Fund  |  TZD  |  NYSE Arca

iShares S&P Target Date 2015 Index Fund  |  TZE  |  NYSE Arca

iShares S&P Target Date 2020 Index Fund  |  TZG  |  NYSE Arca

iShares S&P Target Date 2025 Index Fund  |  TZI  |  NYSE Arca

iShares S&P Target Date 2030 Index Fund  |  TZL  |  NYSE Arca

iShares S&P Target Date 2035 Index Fund  |  TZO  |  NYSE Arca

iShares S&P Target Date 2040 Index Fund  |  TZV  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® TRUST

MARKET PERFORMANCE OVERVIEW

U.S. stock markets posted double-digit returns for the 12-month period ended July 31, 2011 (“the reporting period”) despite a sell-off in late July, market data showing almost no economic growth during the first half of 2011 and a rancorous Washington debate over the federal budget. Prior to the July sell-off, for nearly 12 months, investors focused on record corporate profits, the low interest rate environment and an unemployment rate that appeared to be leveling off. Another worry for investors was the lack of stability in Europe, and a concern that the debt crises in Greece, Spain and Italy would spread beyond the European continent.

As represented by the MSCI EAFE® Index, international stocks also generated double-digit gains for the reporting period, supported by improving economic data that continued until about April 2011. However, stocks declined over the last three months of the reporting period as heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe and an earthquake/tsunami in Japan cast doubts on the global recovery’s sustainability. International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors.

Stocks of real estate investment trusts (REITs) that buy mortgage-backed securities declined amid concerns about the financial markets. Mortgage REITs raise money to buy mortgage-backed securities issued by government agencies. As borrowing costs increased and the market became more volatile, it became more difficult for Mortgage REITs to maintain paying dividends. However, REITs that invest in residential properties outperformed as apartment rental rates firmed.

Bonds produced modest but steady returns for the reporting period, however, the U.S. bond market was also affected by the debt-ceiling deliberations, as national credit rating agencies threatened to downgrade U.S. government debt. In particular, investment grade corporate bonds and high yield bonds, both of which are sensitive to the strength of the economy, experienced downward pressure when it became apparent that U.S. GDP was weaker than expected.

On the other hand, Treasury Inflation Protected Bonds (TIPs) performed very well during the reporting period. Investors who had purchased TIPs and locked into higher inflation-protected yields early in the period, when inflation expectations were high, saw prices of their securities rise when inflation expectations dropped at the end of the reporting period.

Gold reached a record of $1,628.30 per ounce at the end of the reporting period, while the yield on the 10-year Treasury note dropped to 2.80%, down from 2.99% at the beginning of the reporting period. Similarly, the yield on the two-year Treasury note dropped from 0.85% to 0.55% . Since prices move inversely to interest rates, Treasury bond prices actually rose during the reporting period, as investors continued to buy these securities. Despite the debt-ceiling gridlock, investors still viewed the Treasury market as a safe haven.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance

iSHARES® S&P ALLOCATION SERIES

INVESTMENT OBJECTIVES

The Funds invest substantially all of their assets in other iShares Funds that, in turn, invest in equities, bonds and/or short-term instruments. Each Fund generally invests in the same underlying iShares Funds, but in differing proportions, with some exceptions, depending upon the target risk profile of each Fund.

The iShares S&P Conservative Allocation Fund (the “Conservative Allocation Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Conservative Index (the “Conservative Allocation Index”). The Conservative Allocation Index measures the performance of Standard & Poor’s Financial Services LLC’s (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P”) proprietary allocation model, which is intended to represent a “conservative” target risk allocation strategy as defined by S&P. The Conservative Allocation Fund is designed for investors seeking current income, capital preservation and avoidance of excessive volatility of returns. For the 12-month period ended July 31, 2011, the total return for the Conservative Allocation Fund was 7.99%, while the total return for the Conservative Allocation Index was 8.12%.

The iShares S&P Moderate Allocation Fund (the “Moderate Allocation Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Moderate Index (the “Moderate Allocation Index”). The Moderate Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent a “moderate” target risk allocation strategy as defined by S&P. The Moderate Allocation Fund is designed for investors seeking current income, some capital preservation and an opportunity for moderate to low capital appreciation. For the 12-month period ended July 31, 2011, the total return for the Moderate Allocation Fund was 9.84%, while the total return for the Moderate Allocation Index was 10.01%.

The iShares S&P Growth Allocation Fund (the “Growth Allocation Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Growth Index (the “Growth Allocation Index”). The Growth Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent a “growth” target risk allocation strategy as defined by S&P. The Growth Allocation Fund is designed for investors seeking moderate capital appreciation and some opportunity for current income and capital preservation. For the 12-month period ended July 31, 2011, the total return for the Growth Allocation Fund was 13.49%, while the total return for the Growth Allocation Index was 13.68%.

The iShares S&P Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Aggressive Index (the “Aggressive Allocation Index”). The Aggressive Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent an “aggressive” target risk allocation strategy as defined by S&P. The Aggressive Allocation Fund is designed for investors seeking long-term capital appreciation. For the 12-month period ended July 31, 2011, the total return for the Aggressive Allocation Fund was 18.75%, while the total return for the Aggressive Allocation Index was 19.07%.

Each Fund invests in a representative sample of the securities included in its underlying index that collectively has an investment profile similar to that underlying index. Due to the representative sampling, each Fund may or may not hold all of the securities that are included in its underlying index.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P ALLOCATION SERIES

UNDERLYING FUND ALLOCATION WEIGHTS* (as of July 31, 2011)
Underlying Funds	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Domestic Equity
iShares S&P 500 Index Fund	13.30%	17.83%	28.75%	38.08%
iShares S&P MidCap 400 Index Fund	3.04%	4.12%	11.00%	22.99%
iShares S&P SmallCap 600 Index Fund	1.03%	2.10%	5.25%	8.51%
Total Domestic Equity	17.37%	24.05%	45.00%	69.58%

International Equity
iShares MSCI EAFE Index Fund	2.52%	10.41%	11.97%	15.71%
iShares MSCI Emerging Markets Index Fund	1.00%	2.03%	2.03%	3.08%
Total International Equity	3.52%	12.44%	14.00%	18.79%

Domestic Fixed Income
iShares Barclays Aggregate Bond Fund	25.42%	22.43%	18.24%	5.23%
iShares Barclays Short Treasury Bond Fund	30.75%	24.17%	10.07%	–
iShares Barclays TIPS Bond Fund	18.00%	12.90%	9.68%	4.36%
iShares iBoxx $ High Yield Corporate Bond Fund	4.94%	4.01%	3.01%	2.04%
Total Domestic Fixed Income	79.11%	63.51%	41.00%	11.63%

Fund Total	100.00%	100.00%	100.00%	100.00%

*	Calculated as a percentage of total long-term investments. The asset allocation presented for each Fund is as of July 31, 2011, and will vary over time. Holdings are subject to change.

PERFORMANCE AS OF JULY 31, 2011

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

iSHARES ALLOCATION FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
S&P Conservative	7.99%	7.95%	8.12%	7.82%	7.82%	7.92%	22.91%	22.90%	23.22%
S&P Moderate	9.84%	9.84%	10.01%	8.92%	8.93%	9.05%	26.39%	26.42%	26.79%
S&P Growth	13.49%	13.49%	13.68%	10.95%	10.96%	11.07%	32.93%	32.97%	33.33%
S&P Aggressive	18.75%	18.84%	19.07%	14.03%	14.07%	14.22%	43.28%	43.43%	43.93%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P ALLOCATION SERIES

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P ALLOCATION SERIES

Total returns for the period since inception are calculated from the inception date of each Fund (11/4/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (11/7/08), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P ALLOCATION SERIES

payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the tables and charts above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance

iSHARES® S&P TARGET DATE SERIES

INVESTMENT OBJECTIVES

The Funds invest substantially all of their assets in other iShares Funds that, in turn, invest in equities, bonds and/or short-term instruments. Each Fund generally invests in the same underlying iShares Funds but in differing proportions, with some exceptions, depending upon the target retirement horizon of each Fund.

The iShares S&P Target Date Retirement Income Index Fund (the “Retirement Income Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date Retirement Income Index (the “Retirement Income Index”). The Retirement Income Index seeks to represent asset allocations which reflect an immediate retirement horizon. For the 12-month period ended July 31, 2011, the total return for the Retirement Income Fund was 9.30%, while the total return for the Retirement Income Index was 9.37%.

The iShares S&P Target Date 2010 Index Fund (the “2010 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2010 Index (the “2010 Index”). The 2010 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2010. For the 12-month period ended July 31, 2011, the total return for the 2010 Fund was 11.22%, while the total return for the 2010 Index was 11.32%.

The iShares S&P Target Date 2015 Index Fund (the “2015 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2015 Index (the “2015 Index”). The 2015 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2015. For the 12-month period ended July 31, 2011, the total return for the 2015 Fund was 12.95%, while the total return for the 2015 Index was 13.06%.

The iShares S&P Target Date 2020 Index Fund (the “2020 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2020 Index (the “2020 Index”). The 2020 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2020. For the 12-month period ended July 31, 2011, the total return for the 2020 Fund was 14.43%, while the total return for the 2020 Index was 14.55%.

The iShares S&P Target Date 2025 Index Fund (the “2025 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2025 Index (the “2025 Index”). The 2025 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2025. For the 12-month period ended July 31, 2011, the total return for the 2025 Fund was 15.64%, while the total return for the 2025 Index was 15.79%.

The iShares S&P Target Date 2030 Index Fund (the “2030 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2030 Index (the “2030 Index”). The 2030 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2030. For the 12-month period ended July 31, 2011, the total return for the 2030 Fund was 16.55%, while the total return for the 2030 Index was 16.70%.

The iShares S&P Target Date 2035 Index Fund (the “2035 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2035 Index (the “2035 Index”). The 2035 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2035. For the 12-month period ended July 31, 2011, the total return for the 2035 Fund was 17.34%, while the total return for the 2035 Index was 17.47%.

The iShares S&P Target Date 2040 Index Fund (the “2040 Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2040 Index (the “2040 Index”). The 2040 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2040. For the 12-month period ended July 31, 2011, the total return for the 2040 Fund was 17.85%, while the total return for the 2040 Index was 17.97%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

Each Fund invests in a representative sample of the securities included in its underlying index that collectively has an investment profile similar to that underlying index. Due to the representative sampling, each Fund may or may not hold all of the securities that are included in its underlying index.

UNDERLYING FUND ALLOCATION WEIGHTS* (as of July 31, 2011)
Underlying Funds	Retirement Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund
Domestic Equity
iShares S&P 500 Index Fund	17.42%	23.33%	28.47%	33.17%	37.18%	40.85%	43.17%	44.89%
iShares S&P MidCap 400 Index Fund	2.12%	3.25%	4.25%	5.15%	5.93%	6.65%	7.13%	7.50%
iShares S&P SmallCap 600 Index Fund	1.34%	2.05%	2.68%	3.27%	3.80%	4.31%	4.68%	5.00%
Total Domestic Equity	20.88%	28.63%	35.40%	41.59%	46.91%	51.81%	54.98%	57.39%

International Equity
iShares MSCI EAFE Index Fund	8.99%	12.28%	15.19%	17.89%	20.24%	22.45%	23.95%	25.16%
iShares MSCI Emerging Markets Index Fund	–	1.62%	2.19%	2.71%	3.16%	3.57%	3.84%	4.05%
Total International Equity	8.99%	13.90%	17.38%	20.60%	23.40%	26.02%	27.79%	29.21%

Domestic Fixed Income
iShares Barclays Aggregate Bond Fund	42.03%	35.65%	29.79%	24.68%	20.00%	15.93%	12.08%	8.78%
iShares Barclays Short Treasury Bond Fund	16.09%	12.02%	8.58%	5.84%	3.71%	2.23%	1.33%	1.08%
iShares Barclays TIPS Bond Fund	9.78%	7.26%	5.10%	3.36%	1.97%	–	–	–
iShares iBoxx $ High Yield Corporate Bond Fund	2.23%	2.54%	2.75%	2.86%	2.87%	2.79%	2.54%	2.20%
Total Domestic Fixed Income	70.13%	57.47%	46.22%	36.74%	28.55%	20.95%	15.95%	12.06%

Domestic Real Estate
iShares Cohen & Steers Realty Majors Index Fund	–	–	1.00%	1.07%	1.14%	1.22%	1.28%	1.34%
Total Domestic Real Estate	–	–	1.00%	1.07%	1.14%	1.22%	1.28%	1.34%

Fund Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

*	Calculated as a percentage of total long-term investments. The asset allocation presented for each Fund is as of July 31, 2011, and will vary over time. Holdings are subject to change.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

PERFORMANCE AS OF JULY 31, 2011

	Average Annual Total Returns						Cumulative Total Returns

	Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
S&P Target Date Retirement Income	9.30%	9.33%	9.37%	9.38%	9.40%	9.48%	27.84%	27.90%	28.17%
S&P Target Date 2010	11.22%	11.21%	11.32%	10.52%	10.53%	10.65%	31.54%	31.57%	31.94%
S&P Target Date 2015	12.95%	13.02%	13.06%	11.47%	11.49%	11.59%	34.64%	34.71%	35.05%
S&P Target Date 2020	14.43%	14.49%	14.55%	12.18%	12.22%	12.32%	37.02%	37.13%	37.47%
S&P Target Date 2025	15.64%	15.81%	15.79%	12.71%	12.76%	12.86%	38.80%	38.96%	39.27%
S&P Target Date 2030	16.55%	16.68%	16.70%	12.97%	13.03%	13.13%	39.66%	39.86%	40.20%
S&P Target Date 2035	17.34%	17.44%	17.47%	13.18%	13.22%	13.33%	40.37%	40.53%	40.88%
S&P Target Date 2040	17.85%	18.02%	17.97%	13.30%	13.34%	13.45%	40.78%	40.94%	41.30%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

Total returns for the period since inception are calculated from the inception date of each Fund (11/4/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (11/7/08), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Allocation/Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio[a]	Expenses Paid During Period[a,b] (2/1/11 to 7/31/11)
S&P Conservative
Actual	$1,000.00	$1,031.20	0.11%	$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Moderate
Actual	1,000.00	1,026.60	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Growth
Actual	1,000.00	1,025.90	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Aggressive
Actual	1,000.00	1,020.90	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Allocation/Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio[a]	Expenses Paid During Period[a,b] (2/1/11 to 7/31/11)
S&P Target Date Retirement Income
Actual	$1,000.00	$1,033.00	0.11%	$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2010
Actual	1,000.00	1,029.80	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2015
Actual	1,000.00	1,027.60	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2020
Actual	1,000.00	1,025.50	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2025
Actual	1,000.00	1,023.40	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2030
Actual	1,000.00	1,021.20	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2035
Actual	1,000.00	1,020.40	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
S&P Target Date 2040
Actual	1,000.00	1,019.60	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	19

Schedule of Investments

iSHARES® S&P CONSERVATIVE ALLOCATION FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.87%

DOMESTIC FIXED INCOME – 79.01%
iShares Barclays Aggregate Bond Fund	145,068	$15,693,456
iShares Barclays Short Treasury Bond Fund[a]	172,268	18,983,933
iShares Barclays TIPS Bond Fund	97,369	11,116,619
iShares iBoxx $ High Yield Corporate Bond Fund	33,511	3,051,176

		48,845,184

DOMESTIC EQUITY – 17.35%
iShares S&P 500 Index Fund	63,372	8,209,842
iShares S&P MidCap 400 Index Fund	19,965	1,879,705
iShares S&P SmallCap 600 Index Fund[a]	8,987	638,347

		10,727,894

INTERNATIONAL EQUITY – 3.51%
iShares MSCI EAFE Index Fund	26,497	1,554,049
iShares MSCI Emerging Markets Index Fund[a]	13,073	616,392

		2,170,441

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $59,456,849)		61,743,519

SHORT-TERM INVESTMENTS – 12.42%

MONEY MARKET FUNDS – 12.42%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[b,c]	6,999,412	6,999,412
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[b,c]	599,343	599,343
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b]	78,284	78,284

		7,677,039

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,677,039)		7,677,039

Value
TOTAL INVESTMENTS IN SECURITIES – 112.29%
(Cost: $67,133,888)	$69,420,558

Other Assets, Less Liabilities – (12.29)%	(7,598,266)

NET ASSETS – 100.00%	$61,822,292

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P MODERATE ALLOCATION FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.92%

DOMESTIC FIXED INCOME – 63.46%
iShares Barclays Aggregate Bond Fund	202,746	$21,933,062
iShares Barclays Short Treasury Bond Fund[a]	214,412	23,628,202
iShares Barclays TIPS Bond Fund	110,504	12,616,242
iShares iBoxx $ High Yield Corporate Bond Fund	43,098	3,924,073

		62,101,579

DOMESTIC EQUITY – 24.03%
iShares S&P 500 Index Fund[a]	134,591	17,436,264
iShares S&P MidCap 400 Index Fund	42,808	4,030,373
iShares S&P SmallCap 600 Index Fund[a]	28,893	2,052,270

		23,518,907

INTERNATIONAL EQUITY – 12.43%
iShares MSCI EAFE Index Fund	173,544	10,178,356
iShares MSCI Emerging Markets Index Fund[a]	42,045	1,982,422

		12,160,778

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $92,524,433)		97,781,264

SHORT-TERM INVESTMENTS – 21.25%

MONEY MARKET FUNDS – 21.25%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[b,c]	19,076,141	19,076,141
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[b,c]	1,633,444	1,633,444
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b]	80,623	80,623

		20,790,208

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,790,208)		20,790,208

Value
TOTAL INVESTMENTS IN SECURITIES – 121.17%
(Cost: $113,314,641)	$118,571,472

Other Assets, Less Liabilities – (21.17)%	(20,712,810)

NET ASSETS – 100.00%	$97,858,662

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® S&P GROWTH ALLOCATION FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.92%

DOMESTIC EQUITY – 44.96%
iShares S&P 500 Index Fund[a]	239,710	$31,054,431
iShares S&P MidCap 400 Index Fund	126,235	11,885,025
iShares S&P SmallCap 600 Index Fund	79,858	5,672,314

		48,611,770

DOMESTIC FIXED INCOME – 40.97%
iShares Barclays Aggregate Bond Fund	182,142	19,704,121
iShares Barclays Short Treasury Bond Fund[a]	98,768	10,884,234
iShares Barclays TIPS Bond Fund	91,626	10,460,940
iShares iBoxx $ High Yield Corporate Bond Fund	35,736	3,253,763

		44,303,058

INTERNATIONAL EQUITY – 13.99%
iShares MSCI EAFE Index Fund	220,576	12,936,783
iShares MSCI Emerging Markets Index Fund[a]	46,482	2,191,626

		15,128,409

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $98,739,736)		108,043,237

SHORT-TERM INVESTMENTS – 37.84%

MONEY MARKET FUNDS – 37.84%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[b,c]	37,609,256	37,609,256
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[b,c]	3,220,390	3,220,390
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[b]	91,593	91,593

		40,921,239

TOTAL SHORT-TERM INVESTMENTS
(Cost: $40,921,239)		40,921,239

Value
TOTAL INVESTMENTS IN SECURITIES – 137.76%
(Cost: $139,660,975)	$148,964,476

Other Assets, Less Liabilities – (37.76)%	(40,834,985)

NET ASSETS – 100.00%	$108,129,491

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P AGGRESSIVE ALLOCATION FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.93%

DOMESTIC EQUITY – 69.53%
iShares S&P 500 Index Fund[a]	242,193	$31,376,103
iShares S&P MidCap 400 Index Fund	201,226	18,945,428
iShares S&P SmallCap 600 Index Fund	98,778	7,016,201

		57,337,732

INTERNATIONAL EQUITY – 18.78%
iShares MSCI EAFE Index Fund	220,699	12,943,997
iShares MSCI Emerging Markets Index Fund[a]	53,902	2,541,479

		15,485,476

DOMESTIC FIXED INCOME – 11.62%
iShares Barclays Aggregate Bond Fund	39,866	4,312,704
iShares Barclays TIPS Bond Fund	31,482	3,594,300
iShares iBoxx $ High Yield Corporate Bond Fund	18,418	1,676,959

		9,583,963

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $73,987,964)		82,407,171

SHORT-TERM INVESTMENTS – 40.71%

MONEY MARKET FUNDS – 40.71%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	30,868,537	30,868,537
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	2,643,198	2,643,198
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	65,680	65,680

		33,577,415

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,577,415)		33,577,415

Value
TOTAL INVESTMENTS IN SECURITIES – 140.64%
(Cost: $107,565,379)	$115,984,586

Other Assets, Less Liabilities – (40.64)%	(33,516,612)

NET ASSETS – 100.00%	$82,467,974

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® S&P TARGET DATE RETIREMENT INCOME INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.97%

DOMESTIC FIXED INCOME – 70.11%
iShares Barclays Aggregate Bond Fund	35,411	$3,830,762
iShares Barclays Short Treasury Bond Fund	13,313	1,467,093
iShares Barclays TIPS Bond Fund	7,810	891,668
iShares iBoxx $ High Yield Corporate Bond Fund	2,230	203,041

		6,392,564

DOMESTIC EQUITY – 20.87%
iShares S&P 500 Index Fund	12,257	1,587,895
iShares S&P MidCap 400 Index Fund	2,048	192,819
iShares S&P SmallCap 600 Index Fund[a]	1,725	122,527

		1,903,241

INTERNATIONAL EQUITY – 8.99%
iShares MSCI EAFE Index Fund	13,973	819,516

		819,516

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $9,076,419)		9,115,321

SHORT-TERM INVESTMENTS – 1.46%

MONEY MARKET FUNDS – 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	118,671	118,671
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	10,162	10,162
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	4,790	4,790

		133,623

TOTAL SHORT-TERM INVESTMENTS
(Cost: $133,623)		133,623

Value
TOTAL INVESTMENTS IN SECURITIES – 101.43%
(Cost: $9,210,042)	$9,248,944

Other Assets, Less Liabilities – (1.43)%	(130,509)

NET ASSETS – 100.00%	$9,118,435

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P TARGET DATE 2010 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.97%

DOMESTIC FIXED INCOME – 57.45%
iShares Barclays Aggregate Bond Fund	36,524	$3,951,166
iShares Barclays Short Treasury Bond Fund[a]	12,083	1,331,547
iShares Barclays TIPS Bond Fund	7,043	804,099
iShares iBoxx $ High Yield Corporate Bond Fund	3,097	281,982

		6,368,794

DOMESTIC EQUITY – 28.62%
iShares S&P 500 Index Fund	19,956	2,585,300
iShares S&P MidCap 400 Index Fund	3,827	360,312
iShares S&P SmallCap 600 Index Fund[a]	3,191	226,657

		3,172,269

INTERNATIONAL EQUITY – 13.90%
iShares MSCI EAFE Index Fund	23,210	1,361,267
iShares MSCI Emerging Markets Index Fund[a]	3,802	179,264

		1,540,531

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $11,071,998)		11,081,594

SHORT-TERM INVESTMENTS – 4.95%

MONEY MARKET FUNDS – 4.95%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	500,545	500,545
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	42,861	42,861
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	5,495	5,495

		548,901

TOTAL SHORT-TERM INVESTMENTS
(Cost: $548,901)		548,901

Value
TOTAL INVESTMENTS IN SECURITIES – 104.92%
(Cost: $11,620,899)	$11,630,495

Other Assets, Less Liabilities – (4.92)%	(545,450)

NET ASSETS – 100.00%	$11,085,045

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® S&P TARGET DATE 2015 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.97%

DOMESTIC FIXED INCOME – 46.20%
iShares Barclays Aggregate Bond Fund	40,713	$4,404,332
iShares Barclays Short Treasury Bond Fund	11,509	1,268,292
iShares Barclays TIPS Bond Fund	6,609	754,550
iShares iBoxx $ High Yield Corporate Bond Fund	4,461	406,174

		6,833,348

DOMESTIC EQUITY – 36.39%
iShares Cohen & Steers Realty Majors Index Fund	2,009	148,365
iShares S&P 500 Index Fund[a]	32,501	4,210,504
iShares S&P MidCap 400 Index Fund	6,671	628,075
iShares S&P SmallCap 600 Index Fund[a]	5,572	395,779

		5,382,723

INTERNATIONAL EQUITY – 17.38%
iShares MSCI EAFE Index Fund	38,305	2,246,588
iShares MSCI Emerging Markets Index Fund	6,873	324,062

		2,570,650

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $14,600,008)		14,786,721

SHORT-TERM INVESTMENTS – 30.21%

MONEY MARKET FUNDS – 30.21%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	4,093,791	4,093,791
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	350,541	350,541
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	24,594	24,594

		4,468,926

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,468,926)		4,468,926

Value
TOTAL INVESTMENTS IN SECURITIES – 130.18%
(Cost: $19,068,934)	$19,255,647

Other Assets, Less Liabilities – (30.18)%	(4,463,981)

NET ASSETS – 100.00%	$14,791,666

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P TARGET DATE 2020 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.89%

DOMESTIC EQUITY – 42.62%
iShares Cohen & Steers Realty Majors Index Fund	2,920	$215,642
iShares S&P 500 Index Fund	51,407	6,659,777
iShares S&P MidCap 400 Index Fund	10,990	1,034,709
iShares S&P SmallCap 600 Index Fund[a]	9,238	656,175

		8,566,303

DOMESTIC FIXED INCOME – 36.70%
iShares Barclays Aggregate Bond Fund	45,794	4,953,995
iShares Barclays Short Treasury Bond Fund	10,645	1,173,079
iShares Barclays TIPS Bond Fund	5,908	674,516
iShares iBoxx $ High Yield Corporate Bond Fund	6,314	574,890

		7,376,480

INTERNATIONAL EQUITY – 20.57%
iShares MSCI EAFE Index Fund	61,232	3,591,257
iShares MSCI Emerging Markets Index Fund	11,544	544,299

		4,135,556

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $19,550,870)		20,078,339

SHORT-TERM INVESTMENTS – 3.53%

MONEY MARKET FUNDS – 3.53%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	628,749	628,749
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	53,838	53,838
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	26,485	26,485

		709,072

TOTAL SHORT-TERM INVESTMENTS
(Cost: $709,072)		709,072

Value
TOTAL INVESTMENTS IN SECURITIES – 103.42%
(Cost: $20,259,942)	$20,787,411

Other Assets, Less Liabilities – (3.42)%	(686,294)

NET ASSETS – 100.00%	$20,101,117

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® S&P TARGET DATE 2025 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.97%

DOMESTIC EQUITY – 48.04%
iShares Cohen & Steers Realty Majors Index Fund	2,894	$213,722
iShares S&P 500 Index Fund[a]	53,662	6,951,912
iShares S&P MidCap 400 Index Fund	11,787	1,109,746
iShares S&P SmallCap 600 Index Fund[a]	10,001	710,371

		8,985,751

DOMESTIC FIXED INCOME – 28.54%
iShares Barclays Aggregate Bond Fund	34,577	3,740,540
iShares Barclays Short Treasury Bond Fund	6,303	694,591
iShares Barclays TIPS Bond Fund	3,223	367,970
iShares iBoxx $ High Yield Corporate Bond Fund	5,891	536,375

		5,339,476

INTERNATIONAL EQUITY – 23.39%
iShares MSCI EAFE Index Fund	64,532	3,784,802
iShares MSCI Emerging Markets Index Fund[a]	12,528	590,695

		4,375,497

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $18,238,431)		18,700,724

SHORT-TERM INVESTMENTS – 19.11%

MONEY MARKET FUNDS – 19.11%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	3,271,730	3,271,730
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	280,150	280,150
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	22,545	22,545

		3,574,425

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,574,425)		3,574,425

Value
TOTAL INVESTMENTS IN SECURITIES – 119.08%
(Cost: $21,812,856)	$22,275,149

Other Assets, Less Liabilities – (19.08)%	(3,568,074)

NET ASSETS – 100.00%	$18,707,075

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P TARGET DATE 2030 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.97%

DOMESTIC EQUITY – 53.02%
iShares Cohen & Steers Realty Majors Index Fund	2,268	$167,492
iShares S&P 500 Index Fund	43,234	5,600,965
iShares S&P MidCap 400 Index Fund	9,682	911,560
iShares S&P SmallCap 600 Index Fund[a]	8,312	590,401

		7,270,418

INTERNATIONAL EQUITY – 26.01%
iShares MSCI EAFE Index Fund	52,478	3,077,835
iShares MSCI Emerging Markets Index Fund	10,369	488,898

		3,566,733

DOMESTIC FIXED INCOME – 20.94%
iShares Barclays Aggregate Bond Fund	20,197	2,184,911
iShares Barclays Short Treasury Bond Fund	2,768	305,034
iShares iBoxx $ High Yield Corporate Bond Fund	4,194	381,864

		2,871,809

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $13,192,681)		13,708,960

SHORT-TERM INVESTMENTS – 4.54%

MONEY MARKET FUNDS – 4.54%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	561,500	561,500
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	48,080	48,080
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	13,032	13,032

		622,612

TOTAL SHORT-TERM INVESTMENTS
(Cost: $622,612)		622,612

Value
TOTAL INVESTMENTS IN SECURITIES – 104.51%
(Cost: $13,815,293)	$14,331,572

Other Assets, Less Liabilities – (4.51)%	(617,858)

NET ASSETS – 100.00%	$13,713,714

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® S&P TARGET DATE 2035 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.96%

DOMESTIC EQUITY – 56.24%
iShares Cohen & Steers Realty Majors Index Fund	1,190	$87,881
iShares S&P 500 Index Fund[a]	22,884	2,964,622
iShares S&P MidCap 400 Index Fund	5,200	489,580
iShares S&P SmallCap 600 Index Fund[a]	4,527	321,553

		3,863,636

INTERNATIONAL EQUITY – 27.78%
iShares MSCI EAFE Index Fund	28,042	1,644,663
iShares MSCI Emerging Markets Index Fund[a]	5,596	263,852

		1,908,515

DOMESTIC FIXED INCOME – 15.94%
iShares Barclays Aggregate Bond Fund	7,668	829,525
iShares Barclays Short Treasury Bond Fund	826	91,025
iShares iBoxx $ High Yield Corporate Bond Fund	1,918	174,634

		1,095,184

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $6,900,164)		6,867,335

SHORT-TERM INVESTMENTS – 11.47%

MONEY MARKET FUNDS – 11.47%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	720,525	720,525
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	61,697	61,697
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	5,933	5,933

		788,155

TOTAL SHORT-TERM INVESTMENTS
(Cost: $788,155)		788,155

Value
TOTAL INVESTMENTS IN SECURITIES – 111.43%
(Cost: $7,688,319)	$7,655,490

Other Assets, Less Liabilities – (11.43)%	(785,629)

NET ASSETS – 100.00%	$6,869,861

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® S&P TARGET DATE 2040 INDEX FUND

July 31, 2011

Security	Shares	Value
EXCHANGE-TRADED FUNDS – 99.96%

DOMESTIC EQUITY – 58.70%
iShares Cohen & Steers Realty Majors Index Fund	2,829	$208,922
iShares S&P 500 Index Fund[a]	54,013	6,997,384
iShares S&P MidCap 400 Index Fund	12,412	1,168,590
iShares S&P SmallCap 600 Index Fund[a]	10,986	780,335

		9,155,231

INTERNATIONAL EQUITY – 29.20%
iShares MSCI EAFE Index Fund	66,865	3,921,632
iShares MSCI Emerging Markets Index Fund[a]	13,402	631,904

		4,553,536

DOMESTIC FIXED INCOME – 12.06%
iShares Barclays Aggregate Bond Fund	12,660	1,369,559
iShares Barclays Short Treasury Bond Fund	1,524	167,945
iShares iBoxx $ High Yield Corporate Bond Fund	3,763	342,621

		1,880,125

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $15,177,641)		15,588,892

SHORT-TERM INVESTMENTS – 5.17%

MONEY MARKET FUNDS – 5.17%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[b,c]	735,111	735,111
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[b,c]	62,946	62,946
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[b]	8,752	8,752

		806,809

TOTAL SHORT-TERM INVESTMENTS
(Cost: $806,809)		806,809

Value
TOTAL INVESTMENTS IN SECURITIES – 105.13%
(Cost: $15,984,450)	$16,395,701

Other Assets, Less Liabilities – (5.13)%	(799,702)

NET ASSETS – 100.00%	$15,595,999

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares S&P Conservative Allocation Fund	iShares S&P Moderate Allocation Fund	iShares S&P Growth Allocation Fund
ASSETS
Investments, at cost:	$67,133,888	$113,314,641	$139,660,975

Investments in securities, at fair value (including securities on loana) (Note 1):	$69,420,558	$118,571,472	$148,964,476
Receivables:
Securities lending income (Note 5)	6,386	5,887	6,243

Total Assets	69,426,944	118,577,359	148,970,719

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	7,598,755	20,709,585	40,829,646
Capital shares redeemed	–	–	1,198
Investment advisory fees (Note 2)	5,897	9,112	10,384

Total Liabilities	7,604,652	20,718,697	40,841,228

NET ASSETS	$61,822,292	$97,858,662	$108,129,491

Net assets consist of:
Paid-in capital	$59,634,192	$92,623,319	$99,081,682
Undistributed net investment income	–	157,987	134,635
Accumulated net realized loss	(98,570)	(179,475)	(390,327)
Net unrealized appreciation	2,286,670	5,256,831	9,303,501

NET ASSETS	$61,822,292	$97,858,662	$108,129,491

Shares outstanding[b]	2,100,000	3,200,000	3,350,000

Net asset value per share	$29.44	$30.58	$32.28

[a]	Securities on loan with values of $7,447,986, $20,192,691 and $39,704,129, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares S&P Aggressive Allocation Fund	iShares S&P Target Date Retirement Income Index Fund	iShares S&P Target Date 2010 Index Fund

ASSETS
Investments, at cost:	$107,565,379	$9,210,042	$11,620,899

Investments in securities, at fair value (including securities on loana) (Note 1):	$115,984,586	$9,248,944	$11,630,495
Receivables:
Investment securities sold	–	88,079	121,987
Securities lending income (Note 5)	3,017	168	289

Total Assets	115,987,603	9,337,191	11,752,771

LIABILITIES
Payables:
Investment securities purchased	–	89,069	123,253
Collateral for securities on loan (Note 5)	33,511,735	128,833	543,406
Investment advisory fees (Note 2)	7,894	854	1,067

Total Liabilities	33,519,629	218,756	667,726

NET ASSETS	$82,467,974	$9,118,435	$11,085,045

Net assets consist of:
Paid-in capital	$74,248,143	$9,088,628	$11,082,152
Undistributed net investment income	39,258	–	–
Accumulated net realized loss	(238,634)	(9,095)	(6,703)
Net unrealized appreciation	8,419,207	38,902	9,596

NET ASSETS	$82,467,974	$9,118,435	$11,085,045

Shares outstanding[b]	2,350,000	300,000	350,000

Net asset value per share	$35.09	$30.39	$31.67

[a]	Securities on loan with values of $32,582,314, $126,220 and $532,917, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares S&P Target Date 2015 Index Fund	iShares S&P Target Date 2020 Index Fund	iShares S&P Target Date 2025 Index Fund

ASSETS
Investments, at cost:	$19,068,934	$20,259,942	$21,812,856

Investments in securities, at fair value (including securities on loana) (Note 1):	$19,255,647	$20,787,411	$22,275,149
Receivables:
Investment securities sold	156,230	207,970	158,587
Securities lending income (Note 5)	519	251	677

Total Assets	19,412,396	20,995,632	22,434,413

LIABILITIES
Payables:
Investment securities purchased	175,003	210,026	173,683
Collateral for securities on loan (Note 5)	4,444,332	682,587	3,551,880
Investment advisory fees (Note 2)	1,395	1,902	1,775

Total Liabilities	4,620,730	894,515	3,727,338

NET ASSETS	$14,791,666	$20,101,117	$18,707,075

Net assets consist of:
Paid-in capital	$14,628,340	$19,574,522	$18,246,512
Undistributed net investment income	16,706	18,088	13,128
Accumulated net realized loss	(40,093)	(18,962)	(14,858)
Net unrealized appreciation	186,713	527,469	462,293

NET ASSETS	$14,791,666	$20,101,117	$18,707,075

Shares outstanding[b]	450,000	600,000	550,000

Net asset value per share	$32.87	$33.50	$34.01

[a]	Securities on loan with values of $4,316,679, $668,747 and $3,460,231, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares S&P Target Date 2030 Index Fund	iShares S&P Target Date 2035 Index Fund	iShares S&P Target Date 2040 Index Fund

ASSETS
Investments, at cost:	$13,815,293	$7,688,319	$15,984,450

Investments in securities, at fair value (including securities on loana) (Note 1):	$14,331,572	$7,655,490	$16,395,701
Receivables:
Investment securities sold	94,855	37,588	71,676
Securities lending income (Note 5)	221	222	524

Total Assets	14,426,648	7,693,300	16,467,901

LIABILITIES
Payables:
Investment securities purchased	102,050	40,563	72,358
Collateral for securities on loan (Note 5)	609,580	782,222	798,057
Investment advisory fees (Note 2)	1,304	654	1,487

Total Liabilities	712,934	823,439	871,902

NET ASSETS	$13,713,714	$6,869,861	$15,595,999

Net assets consist of:
Paid-in capital	$13,247,349	$6,918,400	$15,176,736
Undistributed net investment income	6,055	2,416	4,038
Undistributed net realized gain (accumulated net realized loss)	(55,969)	(18,126)	3,974
Net unrealized appreciation (depreciation)	516,279	(32,829)	411,251

NET ASSETS	$13,713,714	$6,869,861	$15,595,999

Shares outstanding[b]	400,000	200,000	450,000

Net asset value per share	$34.28	$34.35	$34.66

[a]	Securities on loan with values of $597,220, $765,353 and $781,264, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P Conservative Allocation Fund	iShares S&P Moderate Allocation Fund	iShares S&P Growth Allocation Fund

NET INVESTMENT INCOME
Dividends from Underlying Funds	$1,153,877	$1,905,286	$2,097,813
Interest	35	71	76
Securities lending income	16,887	25,962	24,484

Total investment income	1,170,799	1,931,319	2,122,373

EXPENSES
Investment advisory fees (Note 2)	123,253	200,481	221,371

Total expenses	123,253	200,481	221,371
Less investment advisory fees waived (Note 2)	(69,022)	(112,269)	(123,968)

Net expenses	54,231	88,212	97,403

Net investment income	1,116,568	1,843,107	2,024,970

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(44,119)	(88,219)	(159,677)
In-kind redemptions	1,710,955	2,226,787	2,133,074
Realized gain distributions from Underlying Funds	6,293	8,499	7,641

Net realized gain	1,673,129	2,147,067	1,981,038

Net change in unrealized appreciation/depreciation	846,949	2,875,810	5,422,045

Net realized and unrealized gain	2,520,078	5,022,877	7,403,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,636,646	$6,865,984	$9,428,053

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P Aggressive Allocation Fund	iShares S&P Target Date Retirement Income Index Fund	iShares S&P Target Date 2010 Index Fund

NET INVESTMENT INCOME
Dividends from Underlying Funds	$1,343,359	$177,416	$136,156
Interest	39	6	5
Securities lending income	12,084	421	404

Total investment income	1,355,482	177,843	136,565

EXPENSES
Investment advisory fees (Note 2)	160,234	16,238	12,956

Total expenses	160,234	16,238	12,956
Less investment advisory fees waived (Note 2)	(89,731)	(9,093)	(7,255)

Net expenses	70,503	7,145	5,701

Net investment income	1,284,979	170,698	130,864

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(44,303)	(12,788)	(11,502)
In-kind redemptions	3,173,704	427,371	399,252
Realized gain distributions from Underlying Funds	1,342	1,093	974

Net realized gain	3,130,743	415,676	388,724

Net change in unrealized appreciation/depreciation	4,424,097	28,737	37,095

Net realized and unrealized gain	7,554,840	444,413	425,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,839,819	$615,111	$556,683

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P Target Date 2015 Index Fund	iShares S&P Target Date 2020 Index Fund	iShares S&P Target Date 2025 Index Fund

NET INVESTMENT INCOME
Dividends from Underlying Funds	$265,712	$358,196	$313,031
Interest	9	12	10
Securities lending income	1,062	602	1,259

Total investment income	266,783	358,810	314,300

EXPENSES
Investment advisory fees (Note 2)	24,380	33,901	29,399

Total expenses	24,380	33,901	29,399
Less investment advisory fees waived (Note 2)	(13,653)	(18,984)	(16,464)

Net expenses	10,727	14,917	12,935

Net investment income	256,056	343,893	301,365

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(23,694)	(3,248)	(2,811)
In-kind redemptions	531,604	742,860	910,152
Realized gain distributions from Underlying Funds	1,677	1,406	1,330

Net realized gain	509,587	741,018	908,671

Net change in unrealized appreciation/depreciation	258,486	498,919	336,978

Net realized and unrealized gain	768,073	1,239,937	1,245,649

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,024,129	$1,583,830	$1,547,014

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares S&P Target Date 2030 Index Fund	iShares S&P Target Date 2035 Index Fund	iShares S&P Target Date 2040 Index Fund

NET INVESTMENT INCOME
Dividends from Underlying Funds	$274,258	$131,807	$275,273
Interest	11	4	9
Securities lending income	733	550	1,458

Total investment income	275,002	132,361	276,740

EXPENSES
Investment advisory fees (Note 2)	27,759	13,705	30,722

Total expenses	27,759	13,705	30,722
Less investment advisory fees waived (Note 2)	(15,545)	(7,675)	(17,204)

Net expenses	12,214	6,030	13,518

Net investment income	262,788	126,331	263,222

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(12,471)	(2,556)	7,060
In-kind redemptions	677,796	559,057	1,177,582
Realized gain distributions from Underlying Funds	900	340	529

Net realized gain	666,225	556,841	1,185,171

Net change in unrealized appreciation/depreciation	629,696	105,506	350,269

Net realized and unrealized gain	1,295,921	662,347	1,535,440

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,558,709	$788,678	$1,798,662

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares S&P Conservative Allocation Fund		iShares S&P Moderate Allocation Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,116,568	$529,528	$1,843,107	$838,618
Net realized gain	1,673,129	124,237	2,147,067	307,581
Net change in unrealized appreciation/depreciation	846,949	1,021,981	2,875,810	1,308,074

Net increase in net assets resulting from operations	3,636,646	1,675,746	6,865,984	2,454,273

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,122,314)	(540,550)	(1,729,635)	(812,848)
From net realized gain	–	–	–	(39)

Total distributions to shareholders	(1,122,314)	(540,550)	(1,729,635)	(812,887)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,061,948	30,141,125	45,045,769	39,419,061
Cost of shares redeemed	(10,163,188)	(1,376,151)	(10,586,637)	(1,388,135)

Net increase in net assets from capital share transactions	18,898,760	28,764,974	34,459,132	38,030,926

INCREASE IN NET ASSETS	21,413,092	29,900,170	39,595,481	39,672,312

NET ASSETS
Beginning of year	40,409,200	10,509,030	58,263,181	18,590,869

End of year	$61,822,292	$40,409,200	$97,858,662	$58,263,181

Undistributed net investment income included in net assets at end of year	$–	$–	$157,987	$44,515

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	1,100,000	1,500,000	1,400,000
Shares redeemed	(350,000)	(50,000)	(350,000)	(50,000)

Net increase in shares outstanding	650,000	1,050,000	1,150,000	1,350,000

See notes to financial statements.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Growth Allocation Fund		iShares S&P Aggressive Allocation Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,024,970	$982,348	$1,284,979	$647,922
Net realized gain	1,981,038	818,723	3,130,743	388,512
Net change in unrealized appreciation/depreciation	5,422,045	1,556,479	4,424,097	2,024,275

Net increase in net assets resulting from operations	9,428,053	3,357,550	8,839,819	3,060,709

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,929,204)	(963,545)	(1,249,358)	(651,447)

Total distributions to shareholders	(1,929,204)	(963,545)	(1,249,358)	(651,447)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,579,520	36,070,469	41,674,079	25,330,923
Cost of shares redeemed	(7,978,924)	(4,231,730)	(10,457,221)	(2,955,171)

Net increase in net assets from capital share transactions	39,600,596	31,838,739	31,216,858	22,375,752

INCREASE IN NET ASSETS	47,099,445	34,232,744	38,807,319	24,785,014

NET ASSETS
Beginning of year	61,030,046	26,797,302	43,660,655	18,875,641

End of year	$108,129,491	$61,030,046	$82,467,974	$43,660,655

Undistributed net investment income included in net assets at end of year	$134,635	$38,869	$39,258	$3,637

SHARES ISSUED AND REDEEMED
Shares sold	1,500,000	1,250,000	1,200,000	850,000
Shares redeemed	(250,000)	(150,000)	(300,000)	(100,000)

Net increase in shares outstanding	1,250,000	1,100,000	900,000	750,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Target Date Retirement Income Index Fund		iShares S&P Target Date 2010 Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$170,698	$99,799	$130,864	$76,339
Net realized gain	415,676	253,745	388,724	295,805
Net change in unrealized appreciation/depreciation	28,737	(46,534)	37,095	(89,584)

Net increase in net assets resulting from operations	615,111	307,010	556,683	282,560

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(172,485)	(100,855)	(173,667)	(71,560)

Total distributions to shareholders	(172,485)	(100,855)	(173,667)	(71,560)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,996,149	8,515,283	14,080,491	4,377,532
Cost of shares redeemed	(7,457,933)	(4,245,774)	(6,318,529)	(4,359,204)

Net increase in net assets from capital share transactions	1,538,216	4,269,509	7,761,962	18,328

INCREASE IN NET ASSETS	1,980,842	4,475,664	8,144,978	229,328

NET ASSETS
Beginning of year	7,137,593	2,661,929	2,940,067	2,710,739

End of year	$9,118,435	$7,137,593	$11,085,045	$2,940,067

Undistributed net investment income included in net assets at end of year	$–	$–	$–	$41,054

SHARES ISSUED AND REDEEMED
Shares sold	300,000	300,000	450,000	150,000
Shares redeemed	(250,000)	(150,000)	(200,000)	(150,000)

Net increase in shares outstanding	50,000	150,000	250,000	–

See notes to financial statements.

42	20011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Target Date 2015 Index Fund		iShares S&P Target Date 2020 Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$256,056	$106,462	$343,893	$137,452
Net realized gain	509,587	440,296	741,018	425,499
Net change in unrealized appreciation/depreciation	258,486	(144,633)	498,919	(38,678)

Net increase in net assets resulting from operations	1,024,129	402,125	1,583,830	524,273

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(301,849)	(79,675)	(410,856)	(87,372)

Total distributions to shareholders	(301,849)	(79,675)	(410,856)	(87,372)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,062,976	7,435,530	13,390,593	10,520,892
Cost of shares redeemed	(4,975,590)	(4,493,536)	(5,040,243)	(3,099,699)

Net increase in net assets from capital share transactions	8,087,386	2,941,994	8,350,350	7,421,193

INCREASE IN NET ASSETS	8,809,666	3,264,444	9,523,324	7,858,094

NET ASSETS
Beginning of year	5,982,000	2,717,556	10,577,793	2,719,699

End of year	$14,791,666	$5,982,000	$20,101,117	$10,577,793

Undistributed net investment income included in net assets at end of year	$16,706	$62,499	$18,088	$85,051

SHARES ISSUED AND REDEEMED
Shares sold	400,000	250,000	400,000	350,000
Shares redeemed	(150,000)	(150,000)	(150,000)	(100,000)

Net increase in shares outstanding	250,000	100,000	250,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Target Date 2025 Index Fund		iShares S&P Target Date 2030 Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$301,365	$135,161	$262,788	$132,281
Net realized gain	908,671	500,196	666,225	732,521
Net change in unrealized appreciation/depreciation	336,978	(47,589)	629,696	(271,422)

Net increase in net assets resulting from operations	1,547,014	587,768	1,558,709	593,380

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(366,304)	(112,813)	(332,934)	(103,007)

Total distributions to shareholders	(366,304)	(112,813)	(332,934)	(103,007)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,109,594	6,055,611	6,929,694	10,603,250
Cost of shares redeemed	(5,142,123)	(3,051,545)	(3,528,160)	(6,076,494)

Net increase in net assets from capital share transactions	9,967,471	3,004,066	3,401,534	4,526,756

INCREASE IN NET ASSETS	11,148,181	3,479,021	4,627,309	5,017,129

NET ASSETS
Beginning of year	7,558,894	4,079,873	9,086,405	4,069,276

End of year	$18,707,075	$7,558,894	$13,713,714	$9,086,405

Undistributed net investment income included in net assets at end of year	$13,128	$78,067	$6,055	$76,201

SHARES ISSUED AND REDEEMED
Shares sold	450,000	200,000	200,000	350,000
Shares redeemed	(150,000)	(100,000)	(100,000)	(200,000)

Net increase in shares outstanding	300,000	100,000	100,000	150,000

See notes to financial statements.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares S&P Target Date 2035 Index Fund		iShares S&P Target Date 2040 Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$126,331	$62,831	$263,222	$124,602
Net realized gain	556,841	487,189	1,185,171	262,286
Net change in unrealized appreciation/depreciation	105,506	(187,392)	350,269	10,405

Net increase in net assets resulting from operations	788,678	362,628	1,798,662	397,293

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(169,662)	(49,185)	(350,873)	(63,136)
From net realized gain	–	(13,903)	–	(5,416)

Total distributions to shareholders	(169,662)	(63,088)	(350,873)	(68,552)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,454,168	6,116,009	10,441,049	9,190,198
Cost of shares redeemed	(5,221,096)	(6,106,563)	(6,909,916)	(1,606,436)

Net increase in net assets from capital share transactions	3,233,072	9,446	3,531,133	7,583,762

INCREASE IN NET ASSETS	3,852,088	308,986	4,978,922	7,912,503

NET ASSETS
Beginning of year	3,017,773	2,708,787	10,617,077	2,704,574

End of year	$6,869,861	$3,017,773	$15,595,999	$10,617,077

Undistributed net investment income included in net assets at end of year	$2,416	$45,747	$4,038	$91,689

SHARES ISSUED AND REDEEMED
Shares sold	250,000	200,000	300,000	300,000
Shares redeemed	(150,000)	(200,000)	(200,000)	(50,000)

Net increase in shares outstanding	100,000	–	100,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Conservative Allocation Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$27.87	$26.27	$25.44

Income from investment operations:
Net investment income[b]	0.65	0.54	0.49
Net realized and unrealized gain[c]	1.56	1.64	0.77

Total from investment operations	2.21	2.18	1.26

Less distributions from:
Net investment income	(0.64)	(0.58)	(0.43)

Total distributions	(0.64)	(0.58)	(0.43)

Net asset value, end of period	$29.44	$27.87	$26.27

Total return	7.99%	8.38%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$61,822	$40,409	$10,509
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.26%	1.98%	2.65%
Portfolio turnover rate[g]	7%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Moderate Allocation Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$28.42	$26.56	$25.60

Income from investment operations:
Net investment income[b]	0.69	0.58	0.52
Net realized and unrealized gain[c]	2.09	1.82	0.86

Total from investment operations	2.78	2.40	1.38

Less distributions from:
Net investment income	(0.62)	(0.54)	(0.42)

Total distributions	(0.62)	(0.54)	(0.42)

Net asset value, end of period	$30.58	$28.42	$26.56

Total return	9.84%	9.08%	5.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$97,859	$58,263	$18,591
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.30%	2.06%	2.80%
Portfolio turnover rate[g]	9%	6%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Growth Allocation Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$29.06	$26.80	$25.79

Income from investment operations:
Net investment income[b]	0.73	0.63	0.58
Net realized and unrealized gain[c]	3.17	2.22	0.88

Total from investment operations	3.90	2.85	1.46

Less distributions from:
Net investment income	(0.68)	(0.59)	(0.45)

Total distributions	(0.68)	(0.59)	(0.45)

Net asset value, end of period	$32.28	$29.06	$26.80

Total return	13.49%	10.68%	5.83%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$108,129	$61,030	$26,797
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.29%	2.18%	3.22%
Portfolio turnover rate[g]	10%	5%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Aggressive Allocation Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.11	$26.97	$25.96

Income from investment operations:
Net investment income[b]	0.69	0.56	0.59
Net realized and unrealized gain[c]	4.93	3.15	0.91

Total from investment operations	5.62	3.71	1.50

Less distributions from:
Net investment income	(0.64)	(0.57)	(0.49)

Total distributions	(0.64)	(0.57)	(0.49)

Net asset value, end of period	$35.09	$30.11	$26.97

Total return	18.75%	13.78%	6.04%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$82,468	$43,661	$18,876
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.00%	1.89%	3.38%
Portfolio turnover rate[g]	13%	8%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date Retirement Income Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$28.55	$26.62	$25.58

Income from investment operations:
Net investment income[b]	0.78	0.67	0.53
Net realized and unrealized gain[c]	1.84	1.97	1.05

Total from investment operations	2.62	2.64	1.58

Less distributions from:
Net investment income	(0.78)	(0.71)	(0.54)

Total distributions	(0.78)	(0.71)	(0.54)

Net asset value, end of period	$30.39	$28.55	$26.62

Total return	9.30%	10.03%	6.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,118	$7,138	$2,662
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.63%	2.39%	2.88%
Portfolio turnover rate[g]	20%	14%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2010 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$29.40	$27.11	$25.66

Income from investment operations:
Net investment income[b]	0.79	0.69	0.54
Net realized and unrealized gain[c]	2.48	2.32	1.09

Total from investment operations	3.27	3.01	1.63

Less distributions from:
Net investment income	(1.00)	(0.72)	(0.18)

Total distributions	(1.00)	(0.72)	(0.18)

Net asset value, end of period	$31.67	$29.40	$27.11

Total return	11.22%	11.15%	6.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,085	$2,940	$2,711
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.53%	2.38%	2.94%
Portfolio turnover rate[g]	28%	11%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2015 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$29.91	$27.18	$25.74

Income from investment operations:
Net investment income[b]	0.85	0.70	0.54
Net realized and unrealized gain[c]	3.00	2.56	1.09

Total from investment operations	3.85	3.26	1.63

Less distributions from:
Net investment income	(0.89)	(0.53)	(0.19)

Total distributions	(0.89)	(0.53)	(0.19)

Net asset value, end of period	$32.87	$29.91	$27.18

Total return	12.95%	12.04%	6.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,792	$5,982	$2,718
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.63%	2.40%	2.98%
Portfolio turnover rate[g]	24%	13%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2020 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.22	$27.20	$25.81

Income from investment operations:
Net investment income[b]	0.84	0.66	0.54
Net realized and unrealized gain[c]	3.49	2.80	1.04

Total from investment operations	4.33	3.46	1.58

Less distributions from:
Net investment income	(1.05)	(0.44)	(0.19)

Total distributions	(1.05)	(0.44)	(0.19)

Net asset value, end of period	$33.50	$30.22	$27.20

Total return	14.43%	12.73%	6.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$20,101	$10,578	$2,720
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.54%	2.22%	3.01%
Portfolio turnover rate[g]	20%	13%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2025 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.24	$27.20	$25.88

Income from investment operations:
Net investment income[b]	0.86	0.66	0.57
Net realized and unrealized gain[c]	3.84	2.94	0.95

Total from investment operations	4.70	3.60	1.52

Less distributions from:
Net investment income	(0.93)	(0.56)	(0.20)

Total distributions	(0.93)	(0.56)	(0.20)

Net asset value, end of period	$34.01	$30.24	$27.20

Total return	15.64%	13.27%	5.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,707	$7,559	$4,080
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.56%	2.22%	3.22%
Portfolio turnover rate[g]	17%	9%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2030 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.29	$27.13	$25.94

Income from investment operations:
Net investment income[b]	0.80	0.64	0.54
Net realized and unrealized gain[c]	4.19	3.04	0.86

Total from investment operations	4.99	3.68	1.40

Less distributions from:
Net investment income	(1.00)	(0.52)	(0.21)

Total distributions	(1.00)	(0.52)	(0.21)

Net asset value, end of period	$34.28	$30.29	$27.13

Total return	16.55%	13.56%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,714	$9,086	$4,069
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.37%	2.15%	3.08%
Portfolio turnover rate[g]	23%	18%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2035 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.18	$27.09	$25.98

Income from investment operations:
Net investment income[b]	0.78	0.59	0.52
Net realized and unrealized gain[c]	4.42	3.13	0.79

Total from investment operations	5.20	3.72	1.31

Less distributions from:
Net investment income	(1.03)	(0.63)	(0.20)

Total distributions	(1.03)	(0.63)	(0.20)

Net asset value, end of period	$34.35	$30.18	$27.09

Total return	17.34%	13.74%	5.18%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,870	$3,018	$2,709
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.30%	1.99%	3.01%
Portfolio turnover rate[g]	30%	16%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares S&P Target Date 2040 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.33	$27.05	$26.00

Income from investment operations:
Net investment income[b]	0.73	0.68	0.51
Net realized and unrealized gain[c]	4.65	3.06	0.75

Total from investment operations	5.38	3.74	1.26

Less distributions from:
Net investment income	(1.05)	(0.46)	(0.21)

Total distributions	(1.05)	(0.46)	(0.21)

Net asset value, end of period	$34.66	$30.33	$27.05

Total return	17.85%	13.82%	4.96%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,596	$10,617	$2,705
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.14%	2.26%	2.94%
Portfolio turnover rate[g]	15%	13%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.

[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Allocation/Index Fund	Diversification Classification

S&P Conservative	Diversified

S&P Moderate	Diversified

S&P Growth	Diversified

S&P Aggressive	Diversified

S&P Target Date Retirement Income	Diversified

S&P Target Date 2010	Diversified

iShares Allocation/Index Fund	Diversification Classification

S&P Target Date 2015	Diversified

S&P Target Date 2020	Diversified

S&P Target Date 2025	Diversified

S&P Target Date 2030	Diversified

S&P Target Date 2035	Diversified

S&P Target Date 2040	Diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is an exchange-traded fund (“ETF”) fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of July 31, 2011, the value of each of the Funds’ investments was classified as a Level 1 Price. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Allocation/Index Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
S&P Conservative	$–	$–	$2,232,119	$(44,019)	$2,188,100
S&P Moderate	157,987	–	5,083,946	(6,590)	5,235,343
S&P Growth	134,635	–	8,945,066	(31,892)	9,047,809
S&P Aggressive	39,258	–	8,182,069	(1,496)	8,219,831
S&P Target Date Retirement Income	–	–	29,943	(136)	29,807
S&P Target Date 2010	2,271	949	(327)	–	2,893
S&P Target Date 2015	16,706	–	171,187	(24,567)	163,326
S&P Target Date 2020	18,088	–	509,238	(731)	526,595
S&P Target Date 2025	13,344	1,368	445,851	–	460,563
S&P Target Date 2030	6,055	–	466,343	(6,033)	466,365
S&P Target Date 2035	2,787	324	(51,650)	–	(48,539)
S&P Target Date 2040	15,843	–	403,420	–	419,263

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares Allocation/Index Fund	2011	2010

S&P Conservative Allocation

Distributions paid from:

Ordinary income	$1,122,314	$540,550

Total Distributions	$1,122,314	$540,550

S&P Moderate Allocation

Distributions paid from:

Ordinary income	$1,729,635	$812,887

Total Distributions	$1,729,635	$812,887

S&P Growth Allocation

Distributions paid from:

Ordinary income	$1,929,204	$963,545

Total Distributions	$1,929,204	$963,545

S&P Aggressive Allocation

Distributions paid from:

Ordinary income	$1,249,358	$651,447

Total Distributions	$1,249,358	$651,447

S&P Target Date Retirement Income

Distributions paid from:

Ordinary income	$172,485	$100,855

Total Distributions	$172,485	$100,855

S&P Target Date 2010

Distributions paid from:

Ordinary income	$173,667	$71,560

Total Distributions	$173,667	$71,560

S&P Target Date 2015

Distributions paid from:

Ordinary income	$301,849	$79,675

Total Distributions	$301,849	$79,675

S&P Target Date 2020

Distributions paid from:

Ordinary income	$410,856	$87,372

Total Distributions	$410,856	$87,372

S&P Target Date 2025

Distributions paid from:

Ordinary income	$366,304	$112,813

Total Distributions	$366,304	$112,813

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Allocation/Index Fund	2011	2010

S&P Target Date 2030

Distributions paid from:

Ordinary income	$332,934	$103,007

Total Distributions	$332,934	$103,007

S&P Target Date 2035

Distributions paid from:

Ordinary income	$169,662	$63,088

Total Distributions	$169,662	$63,088

S&P Target Date 2040

Distributions paid from:

Ordinary income	$350,873	$68,552

Total Distributions	$350,873	$68,552

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, certain Funds have elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares Allocation/Index Fund	Deferred Net Realized Capital Losses
S&P Conservative	$2,662
S&P Moderate	2,392
S&P Growth	17,899

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares Allocation/Index Fund	Expiring 2018	Expiring 2019	Total
S&P Conservative	$–	$41,357	$41,357
S&P Moderate	–	4,198	4,198
S&P Growth	13,993	–	13,993
S&P Aggressive	1,496	–	1,496
S&P Target Date Retirement Income	–	136	136
S&P Target Date 2015	–	24,567	24,567
S&P Target Date 2020	–	731	731
S&P Target Date 2030	–	6,033	6,033

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Allocation/Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P Conservative	$67,188,439	$2,311,791	$(79,672)	$2,232,119
S&P Moderate	113,487,526	5,293,787	(209,841)	5,083,946
S&P Growth	140,019,410	9,332,401	(387,335)	8,945,066
S&P Aggressive	107,802,517	8,430,817	(248,748)	8,182,069
S&P Target Date Retirement Income	9,219,001	90,686	(60,743)	29,943
S&P Target Date 2010	11,630,822	59,245	(59,572)	(327)
S&P Target Date 2015	19,084,460	254,855	(83,668)	171,187
S&P Target Date 2020	20,278,173	533,870	(24,632)	509,238
S&P Target Date 2025	21,829,298	468,141	(22,290)	445,851
S&P Target Date 2030	13,865,229	520,744	(54,401)	466,343
S&P Target Date 2035	7,707,140	46,085	(97,735)	(51,650)
S&P Target Date 2040	15,992,281	415,220	(11,800)	403,420

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to distributions paid in excess of taxable

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

income and realized gains (losses) from in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Allocation/Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
S&P Conservative	$1,695,733	$5,746	$(1,701,479)
S&P Moderate	2,206,042	–	(2,206,042)
S&P Growth	2,125,809	–	(2,125,809)
S&P Aggressive	3,151,716	–	(3,151,716)
S&P Target Date Retirement Income	409,749	1,787	(411,536)
S&P Target Date 2010	385,241	1,749	(386,990)
S&P Target Date 2015	523,432	–	(523,432)
S&P Target Date 2020	726,579	–	(726,579)
S&P Target Date 2025	901,556	–	(901,556)
S&P Target Date 2030	670,767	–	(670,767)
S&P Target Date 2035	534,550	–	(534,550)
S&P Target Date 2040	1,139,346	–	(1,139,346)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of the investment advisory fees it is entitled to receive from each Fund through June 30, 2013 in an amount equal to 0.14%. After giving effect to the fee waiver, BFA will receive an annual advisory fee of 0.11% of the average daily net assets of each Fund. BFA also receives investment advisory fees from the Underlying Funds as a result of the Funds’ investments in the Underlying Funds.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Allocation/Index Fund	Securities Lending Agent Fees
S&P Conservative	$9,147
S&P Moderate	13,987
S&P Growth	13,202
S&P Aggressive	6,507
S&P Target Date Retirement Income	227
S&P Target Date 2010	218

iShares Allocation/Index Fund	Securities Lending Agent Fees
S&P Target Date 2015	$572
S&P Target Date 2020	324
S&P Target Date 2025	678
S&P Target Date 2030	395
S&P Target Date 2035	296
S&P Target Date 2040	785

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares Allocation/Index Fund	Purchases	Sales
S&P Conservative	$3,269,140	$3,251,706
S&P Moderate	7,689,449	7,462,158
S&P Growth	9,159,665	8,966,334
S&P Aggressive	8,280,448	8,167,407
S&P Target Date Retirement Income	1,389,353	1,370,975
S&P Target Date 2010	1,626,891	1,631,927
S&P Target Date 2015	2,449,550	2,470,244
S&P Target Date 2020	2,751,081	2,819,254
S&P Target Date 2025	2,035,629	2,087,015
S&P Target Date 2030	2,652,204	2,709,467
S&P Target Date 2035	1,709,640	1,743,979
S&P Target Date 2040	1,856,941	1,941,975

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares Allocation/Index Fund	In-kind Purchases	In-kind Sales
S&P Conservative	$29,021,605	$10,188,953
S&P Moderate	44,991,462	10,620,797
S&P Growth	47,516,825	8,002,162
S&P Aggressive	41,578,839	10,461,961
S&P Target Date Retirement Income	8,985,535	7,463,120
S&P Target Date 2010	14,042,906	6,318,916
S&P Target Date 2015	13,041,255	4,977,605
S&P Target Date 2020	13,374,061	5,034,051
S&P Target Date 2025	15,091,785	5,136,170
S&P Target Date 2030	6,922,188	3,526,305
S&P Target Date 2035	8,447,005	5,221,932
S&P Target Date 2040	10,435,142	6,900,538

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares S&P Conservative Allocation Fund, iShares S&P Moderate Allocation Fund, iShares S&P Growth Allocation Fund, iShares S&P Aggressive Allocation Fund, iShares S&P Target Date Retirement Income Index Fund, iShares S&P Target Date 2010 Index Fund, iShares S&P Target Date 2015 Index Fund, iShares S&P Target Date 2020 Index Fund, iShares S&P Target Date 2025 Index Fund, iShares S&P Target Date 2030 Index Fund, iShares S&P Target Date 2035 Index Fund and iShares S&P Target Date 2040 Index Fund (the “Funds”), at July 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction:

iShares Allocation/Index Fund	Dividends- Received Deduction

S&P Conservative	11.83%

S&P Moderate	17.47

S&P Growth	28.12

S&P Aggressive	44.84

S&P Target Date Retirement Income	14.10

S&P Target Date 2010	14.76

iShares Allocation/Index Fund	Dividends- Received Deduction

S&P Target Date 2015	19.33%

S&P Target Date 2020	24.54

S&P Target Date 2025	26.65

S&P Target Date 2030	30.64

S&P Target Date 2035	31.66

S&P Target Date 2040	33.71

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares S&P Target Date 2040 Index Fund designates $1,040 as long-term capital gain dividends for the fiscal year ended July 31, 2011.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares Allocation/Index Fund	Qualified Dividend Income

S&P Conservative	$211,592

S&P Moderate	648,812

S&P Growth	993,794

S&P Aggressive	1,034,719

S&P Target Date Retirement Income	47,269

S&P Target Date 2010	49,441

iShares Allocation/Index Fund	Qualified Dividend Income

S&P Target Date 2015	$127,456

S&P Target Date 2020	201,716

S&P Target Date 2025	204,474

S&P Target Date 2030	194,826

S&P Target Date 2035	101,419

S&P Target Date 2040	222,490

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	69

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration because a contractual advisory fee waiver set the investment advisory fee rate for the Funds at the low end of the market place, effectively giving Fund shareholders, from inception, the benefit of lower fees. The Board further considered the contractual fee waivers that had been implemented by BFA. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Allocation/Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
S&P Conservative	$0.63774	$–	$0.00271	$0.64045	100%	–%	0%[a]		100%
S&P Moderate	0.61585	–	0.00313	0.61898	99	–	1		100
S&P Growth	0.67171	–	0.00532	0.67703	99	–	1		100
S&P Aggressive	0.63594	–	0.00811	0.64405	99	–	1		100
S&P Target Date Retirement Income	0.77705	–	0.00388	0.78093	100	–	0	[a]	100
S&P Target Date 2010	0.99587	–	0.00421	1.00008	100	–	0	[a]	100
S&P Target Date 2015	0.88335	–	0.00466	0.88801	99	–	1		100
S&P Target Date 2020	1.04233	–	0.00599	1.04832	99	–	1		100
S&P Target Date 2025	0.92707	–	0.00574	0.93281	99	–	1		100
S&P Target Date 2030	0.98951	–	0.00644	0.99595	99	–	1		100
S&P Target Date 2035	1.02756	–	0.00652	1.03408	99	–	1		100
S&P Target Date 2040	1.04705	–	0.00708	1.05413	99	–	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	73

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares S&P Conservative Allocation Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.16%
Greater than 2.0% and Less than 2.5%	2	0.32
Greater than 1.5% and Less than 2.0%	9	1.43
Greater than 1.0% and Less than 1.5%	32	5.09
Greater than 0.5% and Less than 1.0%	29	4.61
Between 0.5% and –0.5%	544	86.49
Less than –0.5% and Greater than –1.0%	5	0.79
Less than –1.0% and Greater than –1.5%	6	0.95
Less than –1.5% and Greater than –2.0%	1	0.16

	629	100.00%

iShares S&P Moderate Allocation Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.16%
Greater than 1.5% and Less than 2.0%	9	1.43
Greater than 1.0% and Less than 1.5%	22	3.50
Greater than 0.5% and Less than 1.0%	42	6.68
Between 0.5% and –0.5%	543	86.33
Less than –0.5% and Greater than –1.0%	6	0.95
Less than –1.0% and Greater than –1.5%	5	0.79
Less than –1.5% and Greater than –2.0%	1	0.16

	629	100.00%

iShares S&P Growth Allocation Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	6	0.95%
Between 0.5% and –0.5%	620	98.57
Less than –0.5%	3	0.48

	629	100.00%

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Aggressive Allocation Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.32%
Greater than 1.5% and Less than 2.0%	5	0.79
Greater than 1.0% and Less than 1.5%	1	0.16
Greater than 0.5% and Less than 1.0%	3	0.48
Between 0.5% and –0.5%	617	98.09
Less than –0.5%	1	0.16

	629	100.00%

iShares S&P Target Date Retirement Income Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.48%
Greater than 5.5% and Less than 6.0%	1	0.16
Greater than 5.0% and Less than 5.5%	3	0.48
Greater than 4.5% and Less than 5.0%	9	1.43
Greater than 4.0% and Less than 4.5%	11	1.75
Greater than 3.5% and Less than 4.0%	11	1.75
Greater than 3.0% and Less than 3.5%	4	0.64
Greater than 2.5% and Less than 3.0%	8	1.27
Greater than 2.0% and Less than 2.5%	6	0.95
Greater than 1.5% and Less than 2.0%	10	1.59
Greater than 1.0% and Less than 1.5%	6	0.95
Greater than 0.5% and Less than 1.0%	13	2.07
Between 0.5% and –0.5%	518	82.34
Less than –0.5% and Greater than –1.0%	3	0.48
Less than –1.0% and Greater than –1.5%	7	1.11
Less than –1.5% and Greater than –2.0%	1	0.16
Less than –2.0% and Greater than –2.5%	8	1.27
Less than –2.5% and Greater than –3.0%	2	0.32
Less than –3.0% and Greater than –3.5%	4	0.64
Less than –3.5% and Greater than –4.0%	1	0.16

	629	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2010 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.79%
Greater than 4.5% and Less than 5.0%	2	0.32
Greater than 4.0% and Less than 4.5%	1	0.16
Greater than 3.5% and Less than 4.0%	19	3.02
Greater than 3.0% and Less than 3.5%	17	2.70
Greater than 2.5% and Less than 3.0%	24	3.81
Greater than 2.0% and Less than 2.5%	14	2.23
Greater than 1.5% and Less than 2.0%	7	1.11
Greater than 1.0% and Less than 1.5%	3	0.48
Greater than 0.5% and Less than 1.0%	14	2.23
Between 0.5% and –0.5%	515	81.87
Less than –0.5% and Greater than –1.0%	1	0.16
Less than –1.0% and Greater than –1.5%	2	0.32
Less than –1.5% and Greater than –2.0%	1	0.16
Less than –2.0%	4	0.64

	629	100.00%

iShares S&P Target Date 2015 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.32%
Between 0.5% and –0.5%	627	99.68

	629	100.00%

iShares S&P Target Date 2020 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	3	0.48%
Between 0.5% and –0.5%	626	99.52

	629	100.00%

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2025 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	3	0.48%
Between 0.5% and –0.5%	626	99.52

	629	100.00%

iShares S&P Target Date 2030 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	5	0.79%
Between 0.5% and –0.5%	624	99.21

	629	100.00%

iShares S&P Target Date 2035 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.79%
Greater than 5.0% and Less than 5.5%	1	0.16
Greater than 4.5% and Less than 5.0%	1	0.16
Greater than 4.0% and Less than 4.5%	5	0.79
Greater than 3.5% and Less than 4.0%	11	1.75
Greater than 3.0% and Less than 3.5%	15	2.39
Greater than 2.5% and Less than 3.0%	11	1.75
Greater than 2.0% and Less than 2.5%	7	1.11
Greater than 1.5% and Less than 2.0%	8	1.27
Greater than 1.0% and Less than 1.5%	11	1.75
Greater than 0.5% and Less than 1.0%	10	1.59
Between 0.5% and –0.5%	517	82.21
Less than –0.5% and Greater than –1.0%	7	1.11
Less than –1.0% and Greater than –1.5%	5	0.79
Less than –1.5% and Greater than –2.0%	1	0.16
Less than –2.0% and Greater than –2.5%	2	0.32
Less than –2.5% and Greater than –3.0%	5	0.79
Less than –3.0% and Greater than –3.5%	2	0.32
Less than –3.5%	5	0.79

	629	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares S&P Target Date 2040 Index Fund

Period Covered: January 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.32%
Greater than 4.0% and Less than 4.5%	1	0.16
Greater than 3.5% and Less than 4.0%	3	0.48
Greater than 3.0% and Less than 3.5%	3	0.48
Greater than 2.5% and Less than 3.0%	8	1.27
Greater than 2.0% and Less than 2.5%	6	0.95
Greater than 1.5% and Less than 2.0%	12	1.91
Greater than 1.0% and Less than 1.5%	30	4.77
Greater than 0.5% and Less than 1.0%	12	1.91
Between 0.5% and –0.5%	549	87.27
Less than –0.5% and Greater than –1.0%	2	0.32
Less than –1.0% and Greater than –1.5%	1	0.16

	629	100.00%

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s, nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-74-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares FTSE Developed Small Cap ex North America Index Fund  I  IFSM  I  NASDAQ

iShares MSCI ACWI Index Fund  I  ACWI  I  NASDAQ

iShares MSCI ACWI ex US Index Fund  I  ACWX  I  NASDAQ

iShares MSCI Emerging Markets Financials Sector Index Fund  |  EMFN  |  NASDAQ

iShares MSCI Emerging Markets Materials Sector Index Fund  |  EMMT  |  NASDAQ

iShares MSCI Europe Financials Sector Index Fund  |  EUFN  |  NASDAQ

iShares MSCI Far East Financials Sector Index Fund  |  FEFN  |  NASDAQ

iShares MSCI Kokusai Index Fund  I  TOK  I  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.80%	20.63%	25.05%	(3.61)%	(3.82)%	(2.48)%	(12.80)%	(13.48)%	(8.92)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Industrial	25.90%

Financial	17.54

Consumer Cyclical	15.29

Consumer Non-Cyclical	12.69

Basic Materials	10.60

Energy	5.58

Communications	4.78

Technology	4.62

Diversified	1.38

Utilities	1.19

Short-Term and Other Net Assets	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Weir Group PLC (The) (United Kingdom)	0.58%

Subsea 7 SA (Norway)	0.56

Hexagon AB Class B (Sweden)	0.46

Croda International PLC (United Kingdom)	0.43

GKN PLC (United Kingdom)	0.41

Tognum AG (Germany)	0.39

IMI PLC (United Kingdom)	0.39

Rhodia SA (France)	0.38

Intertek Group PLC (United Kingdom)	0.37

Sulzer AG Registered (Switzerland)	0.37

TOTAL	4.34%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares FTSE Developed Small Cap ex-North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Developed Small Cap ex-North America Index (the “Index”). The Index measures the stock performance of small-capitalization companies in developed countries outside North America, as defined by FTSE International Limited. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 21.80%, while the total return for the Index was 25.05%.

Many international stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, international stocks began an extended rally as steadily improving economic data boosted investor confidence in a global economic recovery. The rally in international equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks declined over the last three months of the period as an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

International stock performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by more than 10% against the Japanese yen and 4% versus the British pound; Japan and the U.K. represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 8.5% against the euro and 17.5% versus the Australian dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

As represented by the Index, international small-cap stocks outperformed their large-cap counterparts and the broad international equity indexes.

Although European small-cap stocks were impacted by the Continent’s sovereign debt crisis, the European Central Bank raised short-term interest rates in April and July – its first rate hikes in nearly four years – to head off potential inflationary pressures. In the Asia/Pacific region,

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

small-cap stocks in Australia and New Zealand benefited from robust demand for natural resources and rising commodity prices. Japanese small-cap shares faced a stagnant economy and the natural disaster that struck in March.

The largest sector in the Index was industrials, which comprised more than 30% of the Index as of July 31, 2011. Industrial stocks benefited from increased manufacturing activity during the reporting period as economic conditions improved. Financials, the second-largest sector weighting in the Index at the end of the reporting period, faced concerns about exposure to the sovereign debt crisis in Europe.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.68%	17.20%	18.39%	(0.17)%	(0.19)%	(0.28)%	(0.57)%	(0.62)%	(0.95)%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Financial	19.06%

Consumer Non-Cyclical	17.52

Energy	12.00

Industrial	10.70

Communications	10.02

Consumer Cyclical	9.27

Basic Materials	8.36

Technology	8.02

Utilities	3.62

Diversified	1.16

Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	1.35%

Apple Inc.	1.25

International Business Machines Corp.	0.78

Nestle SA Registered (Switzerland)	0.76

Microsoft Corp.	0.72

Chevron Corp.	0.70

General Electric Co.	0.62

AT&T Inc.	0.57

Johnson & Johnson	0.57

HSBC Holdings PLC (United Kingdom)	0.56

TOTAL	7.88%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI ACWI Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 17.68%, while the total return for the Index was 18.39%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effect of sovereign debt crises in several European countries. In the U.S., the Federal Reserve Board launched an unprecedented second round of quantitative easing in an effort to stimulate economic activity. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of this uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the securities markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on securities markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm. As lawmakers in Washington, D.C. disagreed over debt ceiling negotiations, market volatility increased. Despite the frequent fluctuations, markets realized solid advances for the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI INDEX FUND

Within the Index, every sector registered positive results. Reflecting high energy prices, the energy sector logged the highest absolute returns and contributed the most significantly to Index returns. The consumer discretionary sector also delivered strong gains. The materials sector, which benefited from rising commodities prices, added meaningfully to returns, as did industrials. The utilities sector contributed only modest results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.16%	15.43%	17.36%	(1.87)%	(1.98)%	(1.03)%	(6.14)%	(6.47)%	(3.39)%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Financial	23.70%

Consumer Non-Cyclical	14.75

Basic Materials	12.44

Energy	11.12

Industrial	10.74

Consumer Cyclical	9.86

Communications	8.23

Technology	3.79

Utilities	3.64

Diversified	1.30

Short-Term and Other Net Assets	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Nestle SA Registered (Switzerland)	1.36%

HSBC Holdings PLC (United Kingdom)	1.05

BHP Billiton Ltd. (Australia)	1.00

Vodafone Group PLC (United Kingdom)	0.88

Novartis AG Registered (Switzerland)	0.86

BP PLC (United Kingdom)	0.84

Roche Holding AG Genusschein (Switzerland)	0.78

Toyota Motor Corp. (Japan)	0.74

GlaxoSmithKline PLC (United Kingdom)	0.73

Samsung Electronics Co. Ltd. SP GDR (South Korea)	0.68

TOTAL	8.92%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI ACWI ex US Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Index ex USA (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 16.16%, while the total return for the Index was 17.36%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effect of sovereign debt crises in several European countries. In the U.S., the Federal Reserve Board launched an unprecedented second round of quantitative easing in an effort to stimulate economic activity. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of this uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the securities markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on securities markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm. Despite the frequent fluctuations, markets realized solid advances for the period.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

The materials sector was the most significant contributor to Index gains, reflecting high commodity prices in the reporting period. The energy and consumer discretionary sectors also contributed positively to returns, as did the industrials and consumer staples sectors. The information technology and utilities sectors delivered only modest contributions to Index returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.59%	7.62%	9.47%	9.90%	10.08%	10.07%	15.53%	15.82%	15.81%

Total returns for the period since inception are calculated from the inception date of the Fund (1/20/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/22/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Banks	70.72%

Diversified Financial Services	10.75

Real Estate	7.83

Insurance	7.63

Holding Companies – Diversified	2.44

Investment Companies	0.38

Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Itau Unibanco Holding SA SP ADR (Brazil)	5.31%

Banco Bradesco SA Preferred SP ADR (Brazil)	5.12

Shinhan Financial Group Co. Ltd. SP ADR (South Korea)	4.99

Industrial and Commercial Bank of China Ltd. Class H (China)	4.56

China Construction Bank Corp. Class H (China)	4.42

HDFC Bank Ltd. SP ADR (India)	3.79

Sberbank of Russia SP ADR (Russia)	3.67

ICICI Bank Ltd. SP ADR (India)	3.19

Bank of China Ltd. Class H (China)	3.05

China Life Insurance Co. Ltd. Class H (China)	2.88

TOTAL	40.98%

The iShares MSCI Emerging Markets Financials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Financials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of emerging markets countries. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 7.59%, while the total return for the Index was 9.47%.

Emerging markets stocks posted solid gains for the reporting period, though they underperformed equity returns in developed markets. After a brief decline to start the reporting period, emerging markets stocks rallied sharply in September and October 2010 as steadily improving economic data boosted investor confidence in a global economic recovery. However, while stock markets in developed nations continued to rally into early 2011, emerging markets grew increasingly volatile, with a modest downward trajectory. Several of the largest emerging markets – including China, India, and Brazil – raised interest rates to keep rapidly rising inflation in check, and the higher borrowing costs put downward pressure on their respective economies and stock markets.

Although emerging markets stocks rallied again in March and April 2011, they fell back during the last three months of the reporting period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

The performance of emerging markets stocks was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by 11% against the South Korean won and 10% against both the Brazilian real and the Taiwan dollar for the reporting period; these countries were among the largest components of the Index as of July 31, 2011. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

On a regional basis, eastern European markets fared the best, led by strong returns in Russia. Emerging markets in Asia also performed well despite single-digit returns for the two largest countries in the region – China and India. The top-performing countries in Asia included Thailand, South Korea, and Indonesia, all of which benefited from strong export growth. Latin American stocks produced the smallest gains as Brazil and Peru were two of the weaker performers among emerging markets.

As represented by the Index, financial stocks in emerging markets generated solid gains for the reporting period. Although the Index underperformed the broad emerging markets indexes, it outperformed financial stocks in developed countries. Financial companies in emerging markets tend to be less multi-national than those in developed countries. Consequently, financial firms in emerging markets had very little exposure to the European sovereign debt crisis. In addition, robust economic growth in many developing countries helped boost lending activity for banks and other financial companies. Consumer finance and mortgage companies were among the better performers, reflecting the rise of a consumer-oriented middle class in many emerging economies. Insurance firms and banks fared less well as they faced broad global credit concerns.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MATERIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.48%	18.23%	23.32%	7.29%	7.24%	11.63%	11.36%	11.28%	18.33%

Total returns for the period since inception are calculated from the inception date of the Fund (1/20/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/22/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Mining	44.65%

Iron & Steel	18.72

Chemicals	16.03

Building Materials	12.96

Metal Fabricate & Hardware	3.33

Forest Products & Paper	2.01

Coal	1.42

Manufacturing	0.33

Short-Term and Other Net Assets	0.55

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Vale SA Class A Preferred SP ADR (Brazil)	9.85%

Vale SA SP ADR (Brazil)	9.28

POSCO SP ADR (South Korea)	8.44

Sociedad Quimica y Minera de Chile SA Series B SP
ADR (Chile)	3.69

MMC Norilsk Nickel OJSC SP ADR (Russia)	3.62

AngloGold Ashanti Ltd.
(South Africa)	3.04

Grupo Mexico SAB de CV
Series B (Mexico)	2.67

Impala Platinum Holdings Ltd. (South Africa)	2.62

Sterlite Industries (India) Ltd. SP ADR (India)	2.54

PTT Chemical PCL
NVDR (Thailand)	2.40

TOTAL	48.15%

The iShares MSCI Emerging Markets Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Materials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 18.48%, while the total return for the Index was 23.32%.

Emerging markets stocks posted solid gains for the reporting period, though they underperformed equity returns in developed markets. After a brief decline to start the reporting period, emerging markets stocks rallied sharply in September and October 2010 as steadily improving economic data boosted investor confidence in a global economic recovery. However, while stock markets in developed nations continued to rally into early 2011, emerging markets grew increasingly volatile, with a modest downward trajectory. Several of the largest emerging markets – including China, India, and Brazil – raised interest rates to keep rapidly rising inflation in check, and the higher borrowing costs put downward pressure on their respective economies and stock markets.

Although emerging markets stocks rallied again in March and April 2011, they fell back during the last three months of the reporting period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

The performance of emerging markets stocks was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by by 11% against the South Korean won and 10% against both the Brazilian real and the Taiwan dollar for the reporting period; these countries were among the largest components of the Index as of July 31, 2011. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

On a regional basis, eastern European markets fared the best, led by strong returns in Russia. Emerging markets in Asia also performed well despite single-digit returns for the two largest countries in the region – China and India. The top-performing countries in Asia included Thailand, South Korea, and Indonesia, all of which benefited from strong export growth. Latin American stocks produced the smallest gains as Brazil and Peru were two of the weaker performers among emerging markets.

As represented by the Index, materials stocks in emerging markets gained more than 20% for the reporting period, outperforming the broad emerging markets indexes. Materials stocks benefited from rising demand for commodities and higher commodity prices as economic conditions improved on a global scale. Chemicals companies were the leading performers among materials stocks in emerging markets, benefiting from robust demand from a variety of industries. Metals and mining stocks also fared well as metals prices rose and production increased. Paper and forest products companies struggled with overcapacity and weak demand in the global housing market, and lagged behind the Index.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(2.95)%	(4.02)%	(2.62)%	(5.71)%	(6.12)%	(5.47)%	(8.59)%	(9.20)%	(8.25)%

Total returns for the period since inception are calculated from the inception date of the Fund (1/20/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/22/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Banks	58.84%

Insurance	25.92

Diversified Financial Services	7.13

Real Estate	3.59

Investment Companies	2.08

Real Estate Investment Trusts	1.21

Other*	0.98

Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
HSBC Holdings PLC
(United Kingdom)	11.61%

Banco Santander SA (Spain)	5.96

BNP Paribas (France)	4.20

UBS AG Registered (Switzerland)	4.06

Standard Chartered PLC
(United Kingdom)	4.04

Allianz SE Registered (Germany)	3.98

Deutsche Bank AG Registered (Germany)	3.46

Banco Bilbao Vizcaya Argentaria SA (Spain)	3.02

Barclays PLC (United Kingdom)	2.85

ING Groep NV CVA (Netherlands)	2.79

TOTAL	45.97%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI Europe Financials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Europe Financials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of developed market countries in Europe. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was (2.95)%, while the total return for the Index was (2.62)%.

As represented by the Index, European financial stocks declined modestly for the reporting period, against the positive trend in the broader European equity markets. Financial securities in Europe experienced significant volatility as they responded to sovereign debt issues that worsened over the course of the reporting period. Following the bailout of Greece by the European Union (“EU”) and International Monetary Fund (“IMF”) in the spring of 2010, Ireland received financial assistance from the EU and IMF in November 2010 in order to recapitalize the country’s troubled banking sector. Portugal received rescue funding in May 2011 to help the country meet its debt obligations. Finally, the EU and IMF provided a second bailout package for Greece in May 2011 as the country veered toward a possible default on its debt despite the initial bailout.

European financial stocks tracked the ups and downs of the sovereign debt crisis. The Index fell sharply in November after the Ireland bailout, and then began an uneven recovery that lasted through the end of April. The Index peaked in early May and declined through the end of the reporting period amid the bailouts of Portugal and Greece and signs of a global economic slowdown.

The negative return for the Index would have been worse without a decline in the U.S. dollar, which boosted European equity returns for U.S. investors. The dollar depreciated by 4% versus the British pound and 8.5% against the euro for the reporting period. The dollar’s decline resulted mainly from historically low interest rates and intensifying fiscal deficit concerns in the U.S., but it was also a function of economic resiliency in Europe. Despite fiscal difficulties, European economies held up better and recovered more quickly than the U.S. economy. In fact, the European Central Bank raised short-term interest rates in April and July of 2011 – its first rate hikes in nearly four years – to head off potential inflationary pressures.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

From a country perspective, the best-performing European equity markets during the reporting period came from the strongest economies in the region – Germany, Norway, and Switzerland. Sweden, Austria, and the U.K. (the largest country weighting in the Index) also posted strong results, reflecting improving economic conditions. On the downside, Greece was the only European market to decline for the reporting period. Markets in Italy, Spain, and Finland also struggled to produce positive returns.

Banks, which posted the largest declines in the financial sector, were hit especially hard by the debt concerns, as they had the most significant exposure to European sovereign debt. Capital markets firms and financial services companies also declined amid debt concerns and increased market volatility. On the positive side, European real estate - related stocks held up the best during the reporting period. The improving economic environment led to better occupancy levels in commercial properties and provided a lift to rental rates.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI FAR EAST FINANCIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.33%	12.91%	12.95%	4.73%	5.06%	5.14%	7.32%	7.84%	7.96%

Total returns for the period since inception are calculated from the inception date of the Fund (1/20/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/22/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

SHARES® MSCI FAR EAST FINANCIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Banks	43.79%

Real Estate	23.61

Insurance	13.97

Diversified Financial Services	9.73

Real Estate Investment Trusts	4.17

Holding Companies – Diversified	3.59

Other*	0.94

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Mitsubishi UFJ Financial Group Inc. (Japan)	9.22%

Sumitomo Mitsui Financial Group Inc. (Japan)	6.10

Mizuho Financial Group Inc. (Japan)	4.76

AIA Group Ltd. (Hong Kong)	4.01

Cheung Kong (Holdings) Ltd. (Hong Kong)	3.62

Sun Hung Kai Properties Ltd. (Hong Kong)	3.60

Oversea-Chinese Banking Corp. Ltd. (Singapore)	3.27

Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	3.10

DBS Group Holdings Ltd. (Singapore)	3.06

Tokio Marine Holdings Inc. (Japan)	3.03

TOTAL	43.77%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI Far East Financials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Far East Financials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of developed market countries in the Far East region. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 12.33%, while the total return for the Index was 12.95%.

As represented by the Index, Asian financial stocks generated double-digit gains for the reporting period. After a brief decline to start the reporting period, financial stocks in the Far East began an extended rally as steadily improving economic data boosted investor confidence in a global economic recovery. The rally lasted from the fall of 2010 into early March 2011, when a devastating earthquake and tsunami struck Japan, causing untold damage and sending stock markets in the Asia/Pacific region down sharply. Asian financial stocks were volatile through the end of the reporting period, affected by global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, and government infighting about the federal debt ceiling in the U.S. – that cast doubts on the sustainability of the global recovery.

The performance of financial stocks in the Far East was also impacted by a decline in the U.S. dollar, which boosted returns for U.S. investors. The dollar depreciated by more than 10% against the Japanese yen; Japan represented the largest country weighting in the Index as of July 31, 2011. In addition, the U.S. currency fell by 11.5% versus the Singapore dollar; but just 0.5% against the Hong Kong dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

The Index lagged the performance of broad Asian equity markets but outperformed financial stocks in other regions of the world. Japanese financial stocks, which comprised more than half of the Index as of the end of the reporting period, performed well thanks to their limited exposure to European sovereign debt. The commercial property sector benefited from attractive real estate values. Hong Kong and Singapore,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FAR EAST FINANCIALS SECTOR INDEX FUND

which make up the remainder of the Index, have more exposure to sovereign debt and financial firms in Europe. Nonetheless, financial stocks in these two countries held up well thanks in part to healthy property markets.

Real estate - related stocks were among the better performing stocks in the Index as the improving economic environment led to better occupancy levels in commercial properties and provided a lift to rental rates. Insurance firms benefited from solid financial market performance, while the banking sector lagged amid broad global credit concerns.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.45%	21.20%	19.17%	(3.47)%	(2.99)%	(3.81)%	(12.09)%	(10.46)%	(13.19)%

Total returns for the period since inception are calculated from the inception date of the Fund (12/10/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/12/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	20.32%

Financial	18.98

Energy	12.63

Communications	9.78

Industrial	9.56

Technology	8.29

Basic Materials	7.98

Consumer Cyclical	7.63

Utilities	3.70

Diversified	0.83

Short-Term and Other Net Assets	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	1.75%

Apple Inc.	1.59

Nestle SA Registered (Switzerland)	1.00

International Business Machines Corp.	0.98

Microsoft Corp.	0.91

Chevron Corp.	0.91

General Electric Co.	0.84

Johnson & Johnson	0.77

HSBC Holdings PLC (United Kingdom)	0.77

AT&T Inc.	0.76

TOTAL	10.28%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Kokusai Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Kokusai Index (the “Index”). The Index is designed to measure equity market performance in those countries that MSCI Inc. has classified as having developed economies, excluding Japan. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 19.45%, while the total return for the Index was 19.17%.

As represented by the Index, global stock markets excluding Japan generated double-digit gains for the reporting period. After a brief decline to start the reporting period, global stocks began an extended rally as steadily improving economic data boosted investor confidence in a worldwide economic recovery. The rally in global equity markets lasted from the fall of 2010 through April 2011, when the Index peaked. Stocks gave back some ground over the last three months of the period as an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

U.S. stocks, which comprised more than half of the Index as of the end of the reporting period, posted returns slightly above that of the overall Index. After the implementation of a second round of quantitative easing measures by the Federal Reserve (the U.S. central bank) and the extension of several expiring federal tax breaks, the U.S. economy showed signs of a promising recovery after a slowdown in mid-2010. In particular, employment data turned positive in late 2010, bringing the unemployment rate down to approximately 9% by the end of the reporting period (after peaking above 10% in late 2009).

European stocks comprised approximately one-third of the Index as of July 31, 2011. European equity markets lagged the Index’s performance, weighed down by the Continent’s sovereign debt crisis, which resulted in bailouts of Ireland and Portugal during the reporting period, as well as a second financial assistance package for Greece. On the positive side, European economies held up better and recovered more quickly than other regions of the world. In fact, the European Central Bank raised short-term interest rates in April and July of 2011 – its first rate hikes in nearly four years – to head off potential inflationary pressures. The best-performing European equity markets during the reporting period came

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

from the strongest economies in the region – Germany, Norway, and Switzerland. Greece, on the other hand, was the only stock market in the developed world to decline for the reporting period.

Equity markets in the Asia/Pacific region generated the best returns in the Index. The top-performing markets included Australia and New Zealand, both of which benefited from robust demand for natural resources and rising commodity prices. Hong Kong and Singapore also fared well as exports improved along with the global economy.

From a sector perspective, materials and energy stocks were the best performers in the Index for the reporting period. These two sectors benefited from rising demand for commodities and higher commodity prices as economic conditions improved. The health care and consumer discretionary sectors of the Index also fared well during the reporting period. The financials sector, which is the largest sector weighting in the Index, was the only segment of the Index to post a single-digit gain for the reporting period. Financial stocks faced concerns about exposure to the sovereign debt crisis in Europe.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
FTSE Developed Small Cap ex-North America
Actual	$1,000.00	$1,005.30	0.50%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
MSCI ACWI
Actual	1,000.00	1,010.70	0.34	1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.34	1.71
MSCI ACWI ex US
Actual	1,000.00	1,008.60	0.34	1.69
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.34	1.71
MSCI Emerging Markets Financials Sector
Actual	1,000.00	1,047.00	0.68	3.45
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.68	3.41

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
MSCI Emerging Markets Materials Sector
Actual	$1,000.00	$995.00	0.68%	$3.36
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.68	3.41
MSCI Europe Financials Sector
Actual	1,000.00	908.70	0.48	2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
MSCI Far East Financials Sector
Actual	1,000.00	976.70	0.48	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
MSCI Kokusai
Actual	1,000.00	1,015.40	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDERS EXPENSES	29

Schedule of Investments

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.40%

AUSTRALIA – 8.52%
Acrux Ltd.[a]	4,310	$19,411
Adamus Resources Ltd.[a]	16,685	12,829
AED Oil Ltd.[a]	11,395	1,690
AJ Lucas Group Ltd.[a,b]	4,872	7,225
Alesco Corp. Ltd.	6,720	21,185
Alliance Resources Ltd.[a]	11,755	2,647
Ampella Mining Ltd.[a]	5,220	13,819
APA Group	18,375	81,342
Arafura Resources Ltd.[a]	9,500	7,670
ARB Corp. Ltd.	1,880	15,178
Ardent Leisure Group	37,430	49,544
Aston Resources Ltd.[a]	1,590	18,863
Astro Japan Property Trust	8,604	25,896
Atlas Iron Ltd.[a]	12,245	54,475
Aurora Oil and Gas Ltd.[a]	9,855	34,316
Austal Ltd.	10,890	35,288
Austin Engineering Ltd.	1,850	9,693
Australian Agricultural Co. Ltd.[a]	14,320	21,786
Australian Pharmaceutical Industries Ltd.	30,660	9,093
AWE Ltd.[a]	18,455	25,340
Bathurst Resources Ltd.[a]	15,790	18,212
Beach Energy Ltd.	49,515	54,662
Beadell Resources Ltd.[a]	23,280	21,608
Biota Holdings Ltd.[a]	16,315	17,294
Boart Longyear Group	12,330	54,853
Bradken Ltd.	5,975	56,378
Brockman Resources Ltd.[a]	2,815	10,699
Bunnings Warehouse Property Trust	7,164	13,575
Campbell Brothers Ltd.	1,750	88,617
Catalpa Resources Ltd.[a]	4,615	7,883
Centro Retail Group[a]	92,290	35,482
Charter Hall Retail REIT	8,994	30,824
Coal of Africa Ltd.[a]	13,810	16,383
Coalspur Mines Ltd.[a]	10,935	19,879
Cockatoo Coal Ltd.[a]	19,770	9,664
Coffey International Ltd.	7,650	5,882
ConnectEast Group	75,925	44,202
Conquest Mining Ltd.[a]	21,370	11,737
Cudeco Ltd.[a]	1,430	5,168
Dart Energy Ltd.[a]	14,140	10,484

Security	Shares	Value
David Jones Ltd.	20,360	$67,093
Discovery Metals Ltd.[a]	11,325	18,100
Emeco Holdings Ltd.	34,385	43,436
Energy World Corp. Ltd.[a]	31,385	22,753
Equatorial Resources Ltd.[a]	2,930	9,366
Extract Resources Ltd.[a]	2,720	23,364
FKP Property Group	22,019	15,359
FlexiGroup Ltd.	5,360	12,364
Flinders Mines Ltd.[a]	56,700	8,719
G.U.D Holdings Ltd.	4,830	44,991
Galaxy Resources Ltd.[a]	1,010	754
Geodynamics Ltd.[a]	22,660	7,965
Gindalbie Metals Ltd.[a,c]	17,135	14,869
GrainCorp Ltd.	3,990	34,449
Gryphon Minerals Ltd.[a]	7,585	15,580
Hastie Group Ltd.	28,494	4,695
Hills Industries Ltd.	16,390	20,794
Imdex Ltd.	5,110	13,191
Independence Group NL	6,745	43,343
Industrea Ltd.	4,575	5,930
Infigen Energy	44,535	16,143
ING Office Fund	99,355	69,847
Integra Mining Ltd.[a]	19,655	10,255
Intrepid Mines Ltd.[a]	16,215	31,704
Invocare Ltd.	6,165	47,607
Ivanhoe Australia Ltd.[a]	4,335	12,190
JB Hi-Fi Ltd.[c]	6,825	112,454
Karoon Gas Australia Ltd.[a]	3,555	17,182
Kingsgate Consolidated Ltd.	5,275	51,454
Linc Energy Ltd.[a]	13,140	40,558
Macmahon Holdings Ltd.	34,490	21,784
McMillan Shakespeare Ltd.	1,395	14,251
Medusa Mining Ltd.	4,695	36,255
Mesoblast Ltd.[a]	5,940	59,310
Miclyn Express Offshore Ltd.	5,285	8,534
Minara Resources Ltd.	42,930	31,595
Mineral Deposits Ltd.[a]	1,688	10,346
Mineral Resources Ltd.	3,365	45,132
Mirabela Nickel Ltd.[a]	11,830	24,690
Monadelphous Group Ltd.	4,335	91,188
Mount Gibson Iron Ltd.[a]	21,675	42,856
Murchison Metals Ltd.[a,c]	6,000	5,108
Myer Holdings Ltd.	15,085	38,277

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Navitas Ltd.	7,175	$29,713
Northern Iron Ltd.[a]	6,535	13,280
NRW Holdings Ltd.	7,840	24,372
OM Holdings Ltd.	13,690	13,910
Pacific Brands Ltd.	30,898	22,061
PanAust Ltd.[a]	14,235	64,109
Panoramic Resources Ltd.	6,515	12,738
PaperlinX Ltd.[a]	37,900	5,828
Peet Ltd.	3,925	6,252
Perseus Mining Ltd.[a]	13,065	44,489
Pharmaxis Ltd.[a]	10,135	12,246
Platinum Australia Ltd.[a]	9,475	3,174
Premier Investments Ltd.	6,870	41,807
Primary Health Care Ltd.	16,240	57,798
Ramelius Resources Ltd.[a]	13,040	19,695
REA Group Ltd.	1,330	17,458
Regis Resources Ltd.[a]	13,965	41,724
Resolute Mining Ltd.[a]	9,045	13,363
Rex Minerals Ltd.[a]	3,895	9,755
Roc Oil Co. Ltd.[a]	25,925	9,540
Sandfire Resources NLa	2,880	24,676
Saracen Mineral Holdings Ltd.[a]	14,005	9,230
Seek Ltd.	9,425	68,536
Sigma Pharmaceuticals Ltd.[a]	30,575	15,281
Silex Systems Ltd.[a]	7,390	23,622
Silver Lake Resources Ltd.[a]	4,640	10,347
Skilled Group Ltd.[a]	12,655	31,277
Spark Infrastructure Group[d]	34,420	49,151
Spotless Group Ltd.	6,720	15,132
St Barbara Ltd.[a]	8,251	16,586
Straits Resources Ltd.[a]	9,725	8,439
Sundance Resources Ltd.[a]	66,545	38,376
Sunland Group Ltd.[a]	15,675	9,987
Tiger Resources Ltd.[a]	27,955	15,200
Transfield Services Ltd.	10,275	37,697
Transpacific Industries Group Ltd.[a]	18,690	18,785
Troy Resources NLa	2,265	10,076
UGL Ltd.	5,780	85,204
Virgin Blue Holdings Ltd.[a]	95,775	31,035
Watpac Ltd.	4,755	7,312
Western Areas NL	6,080	39,203
White Energy Co. Ltd.[a]	23	54

Security	Shares	Value
White Energy Co. Ltd. (2011
Performance Contingent)[a,b]	155	$–

		3,295,129

AUSTRIA – 1.13%
Andritz AG	1,235	120,129
Atrium European Real Estate Ltd.	7,440	47,704
BWT AG	965	23,089
Intercell AGa	1,900	7,699
Oesterreichische Post AG	780	23,258
Palfinger AG	1,205	39,567
RHI AG	1,385	37,068
Schoeller-Bleckmann Oilfield Equipment AG	535	52,240
Semperit AG Holding	360	17,522
Wienerberger AG	3,760	60,461
Zumtobel AG	415	9,753

		438,490

BELGIUM – 2.41%
Ackermans & van Haaren NV	1,165	103,242
Agfa-Gevaert NVa	8,130	32,128
Banque Nationale Belgique	5	20,988
Barco NV	350	25,122
Befimmo SCA	730	61,493
Bekaert NV	1,665	101,530
Cofinimmo SA	590	81,917
Compagnie Maritime Belge SA	765	19,348
EVS Broadcast Equipment SA	500	31,485
Ion Beam Applications SA	1,610	13,974
Nyrstar NVa	3,465	46,118
Omega Pharma SA	1,105	54,607
RHJ International SAa	6,536	43,862
SA D’Ieteren NV	1,140	77,633
Sofina SA	485	48,981
Telenet Group Holding NVa	3,030	123,831
ThromboGenics NVa	1,450	35,005
Van de Velde NV	190	10,170

		931,434

DENMARK – 1.55%
A/S Dampskibsselskabet TORM[a]	1,895	6,897
ALK-Abello A/S	400	22,373
Alm. Brand A/Sa	2,705	5,791
Bang & Olufsen A/S Class Ba	1,160	13,759
DSV A/S	6,485	144,085

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Genmab A/Sa	1,485	$11,519
GN Store Nord A/S	8,885	80,540
Jyske Bank A/S Registered[a]	1,695	67,637
SimCorp A/S	220	40,733
Sydbank A/S	2,620	61,496
Topdanmark A/Sa	800	143,492

		598,322

FINLAND – 2.01%
Amer Sports OYJ Class A	3,725	56,633
Cargotec Corp. Class B	1,285	49,857
Citycon OYJ	5,415	22,099
Elisa OYJ	3,925	84,491
Huhtamaki OYJ	3,655	47,638
Konecranes OYJ	1,860	59,256
M-real OYJ Class Ba	7,690	28,400
Orion OYJ Class B	2,560	61,950
Outotec OYJ	1,295	63,885
Pohjola Bank PLC	2,465	30,091
Ramirent OYJ	3,450	35,844
Ruukki Group OYJ[a]	6,685	13,833
Talvivaara Mining Co. PLC[a]	2,485	17,524
Tieto OYJ	2,070	30,727
Uponor OYJ	2,760	40,851
Vacon OYJ	765	43,972
YIT OYJ	4,085	90,694

		777,745

FRANCE – 5.82%
Altran Technologies SAa	4,525	36,160
Arkema	1,430	140,042
BOURBON SA	1,915	80,175
CFAO SA	1,260	54,029
Compagnie Plastic Omnium SA	1,510	52,511
Derichebourg[a]	5,535	36,731
Etablissements Maurel et Prom	3,180	73,115
Faurecia	1,045	40,590
Fimalac SA	620	24,715
Gemalto NV	2,860	136,590
Groupe Eurotunnel SA	12,865	137,543
Guerbet	100	11,654
Havas SA	12,735	59,842
IMS International Metal Service[a]	1,400	30,177
Ingenico SA	205	8,662

Security	Shares	Value
Ipsos SA	950	$45,057
Laurent-Perrier Group	160	22,302
M6-Metropole Television	2,570	58,813
Medica SA	385	8,072
Mercialys	1,145	47,732
Mersen	155	8,393
Neopost SA	1,180	94,448
Nexans SA	825	71,464
Nexity	950	42,736
NicOx SAa	2,633	6,065
Remy Cointreau SA	520	46,478
Rhodia SA	3,200	145,080
Rubis SA	790	46,130
SA des Ciments Vicat	360	26,642
Saft Groupe SA	1,387	45,104
SEB SA	680	67,170
Sechilienne-Sidec	1,355	32,322
Societe de la Tour Eiffel	385	33,184
Societe Immobiliere de Location pour l’Industrie et le Commerce	570	74,087
Soitec SAa,c	4,212	37,829
Technicolor SA Registered[a]	1,543	8,563
Teleperformance SA	2,050	52,981
Ubisoft Entertainment SAa	2,730	22,855
Valeo SA	2,091	128,814
Virbac SA	125	21,905
Zodiac Aerospace	1,525	132,516

		2,249,278

GERMANY – 7.56%
Aareal Bank AGa	2,254	67,031
AIXTRON AGc	3,335	90,001
Aurubis AG	1,260	78,246
Axel Springer AG	1,350	59,847
Bauer AG	710	28,619
BayWa AG Registered	1,235	50,730
Bilfinger Berger AG	1,337	132,318
Brenntag AG	835	85,349
centrotherm photovoltaics AGa	400	13,755
Conergy AGa,c	2,215	2,562
Demag Cranes AG	1,020	66,691
Deutsche EuroShop AG	1,410	54,018
Deutsche Wohnen AG Bearer	3,132	50,858

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
DEUTZ AGa	5,905	$57,184
DIC Asset AG	2,596	27,717
Douglas Holding AG	1,605	77,460
ElringKlinger AG	1,735	51,858
Freenet AG	2,900	35,097
FUCHS PETROLUB AG	2,265	109,898
GAGFAH SA	3,090	21,043
Gildemeister AGa	2,574	47,364
Grenkeleasing AG	620	37,152
Heidelberger Druckmaschinen AGa	6,050	17,188
IVG Immobilien AGa	3,690	25,431
Jenoptik AGa,c	4,250	33,120
Kabel Deutschland Holding AGa	2,435	137,392
Kloeckner & Co. SE	2,063	50,397
Kontron AG	3,955	39,726
LEONI AG	1,345	75,919
Manz Automation AGa	325	12,157
MLP AG	3,140	28,855
MTU Aero Engines Holding AG	1,650	122,204
Nordex SEa,c	1,540	11,116
Phoenix Solar AG	225	4,915
Praktiker Bau-und Heimwerkermaerkte Holding AG	2,670	9,415
Rheinmetall AG	900	75,542
Rhoen Klinikum AG	2,940	73,427
Roth & Rau AGa	805	25,305
SGL Carbon SEa	1,990	104,033
Singulus Technologies AGa	2,555	12,832
Sky Deutschland AGa	11,415	54,082
Software AG	2,385	116,766
Stada Arzneimittel AG	1,895	72,448
Symrise AG	4,095	112,071
Takkt AG	1,340	22,115
Tognum AGa	4,098	151,902
United Internet AG Registered	3,850	78,395
Vossloh AG	470	59,785
Wincor Nixdorf AG	1,300	81,599
Wirecard AG	3,645	62,802
ZhongDe Waste Technology AG	660	8,498

		2,924,235

GREECE – 0.31%
Ellaktor SA	1,080	4,190

Security	Shares	Value
Folli Follie Group[a]	360	$4,759
Jumbo SA	780	5,504
Marfin Investment Group SAa	4,644	3,003
Mytilineos Holdings SAa	2,866	20,139
Piraeus Bank SAa	35,550	45,977
Titan Cement Co. SA	1,740	35,831

		119,403

HONG KONG – 6.06%
Ajisen (China) Holdings Ltd.	15,000	29,521
AMVIG Holdings Ltd.	60,000	36,872
Anxin-China Holdings Ltd.[a]	40,000	10,520
APAC Resources Ltd.[a]	200,000	10,649
Apollo Solar Energy Technology Holdings Ltd.[a]	100,000	3,913
BaWang International (Group) Holding Ltd.[c]	20,000	3,284
Boshiwa International Holding Ltd.	15,000	8,525
BYD Electronic International Co. Ltd.[a]	17,500	6,242
Chigo Holding Ltd.	80,000	5,850
Chiho-Tiande Group Ltd.	20,000	15,524
China Automation Group Ltd.	25,000	13,503
China Energy Ltd.[a]	165,000	13,159
China Gas Holdings Ltd.	100,000	37,591
China Grand Forestry Green Resources Group Ltd.[a,b]	520,000	9,540
China Green Holdings Ltd.[c]	60,000	33,177
China High Precision Automation Group Ltd.	20,000	13,882
China ITS Holdings Co. Ltd.[a]	15,000	4,773
China Liansu Group Holdings Ltd.	20,000	15,036
China Lilang Ltd.	5,000	6,877
China Medical System Holdings Ltd.	12,000	11,562
China Mining Resources Group Ltd.[a]	300,000	7,120
China Oil and Gas Group Ltd.[a]	100,000	8,852
China Precious Metal Resources Holdings Co. Ltd.[a]	80,000	16,524
China Rare Earth Holdings Ltd.[a]	30,000	9,699
China SCE Property Holdings Ltd.	35,000	8,936
China Shanshui Cement Group Ltd.	65,000	78,806
China Shineway Pharmaceutical Group Ltd.	5,000	8,455
China Singyes Solar Technologies Holdings Ltd.	10,000	8,288
China South City Holdings Ltd.[c]	110,000	18,064
China Tontine Wines Group Ltd.	30,000	5,004

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
China Vanadium Titano-Magnetite Mining Co. Ltd.[c]	25,000	$8,981
China Wireless Technologies Ltd.	60,000	12,855
Chow Sang Sang Holdings International Ltd.	15,000	56,675
CITIC 21CN Co. Ltd.[a]	70,000	7,634
Citic Telecom International Holdings Ltd.	20,000	4,696
Coastal Greenland Ltd.[a]	130,000	7,088
CP Pokphand Co. Ltd.	220,000	23,427
CST Mining Group Ltd.[a]	520,000	13,476
Daphne International Holdings Ltd.[c]	30,000	32,254
Dejin Resources Group Co. Ltd.[a]	150,000	4,099
Dickson Concepts International Ltd.	30,000	22,708
Digital China Holdings Ltd.	50,000	85,317
Dongyue Group Ltd.	35,000	38,168
Emperor Watch & Jewellery Ltd.	50,000	10,777
eSun Holdings Ltd.[a]	50,000	13,535
EVA Precision Industrial Holdings Ltd.	20,000	7,569
Fantasia Holdings Group Co. Ltd.	45,000	6,870
Far East Consortium International Ltd.	20,000	4,362
Fook Woo Group Holdings Ltd.[a]	40,000	11,803
FU JI Food and Catering Services Holdings Ltd.[a,b]	16,000	–
Fufeng Group Ltd.	30,000	17,974
G-Resources Group Ltd.[a]	324,000	25,772
Giordano International Ltd.	20,000	15,242
Global Bio-Chem Technology Group Co. Ltd.[c]	60,000	22,169
Glorious Property Holdings Ltd.[a]	80,000	24,633
Golden Meditech Holdings Ltd.[a]	80,000	13,343
GZI Real Estate Investment Trust	75,000	40,990
Haier Electronics Group Co. Ltd.[a,c]	10,000	12,175
Haitian International Holdings Ltd.	20,000	24,222
Henderson Investment Ltd.	280,000	24,428
Heng Tai Consumables Group Ltd.	75,000	7,313
Hengdeli Holdings Ltd.	20,000	9,930
Hi Sun Technology (China) Ltd.[a]	60,000	20,861
HKC (Holdings) Ltd.[a]	159,500	6,548
HKR International Ltd.	84,000	47,634
I.T Ltd.	10,000	9,827
Inspur International Ltd.	130,000	5,587
Interchina Holdings Co. Ltd.[a]	75,000	14,337
International Mining Machinery Holdings Ltd.	12,500	12,348
Intime Department Store Group Co. Ltd.	15,000	25,133

Security	Shares	Value
Jinchuan Group International Resources Co. Ltd.[a]	40,000	$15,909
Ju Teng International Holdings Ltd.[c]	30,000	7,852
Kaisa Group Holdings Ltd.[a,c]	50,000	18,154
King Stone Energy Group Ltd.[a]	30,000	7,544
Kingdee International Software Group Co. Ltd.	49,600	29,081
Kingsoft Corp. Ltd.	30,045	19,736
Lai Fung Holdings Ltd.	325,000	11,466
Lai Sun Development Co. Ltd.[a]	275,000	7,233
Lijun International Pharmaceutical Holding Co. Ltd.	25,000	4,426
Lonking Holdings Ltd.	10,000	5,081
Luk Fook Holdings International Ltd.	10,000	52,537
Lumena Resources Corp.[c]	50,000	17,705
Man Wah Holdings Ltd.	6,000	5,450
Midland Holdings Ltd.	40,000	23,299
Mingyuan Medicare Development Co. Ltd.[a]	100,000	6,286
Minth Group Ltd.	30,000	48,188
Nan Hai Corp. Ltd.[a]	640,425	3,040
Neo-Neon Holdings Ltd.	17,500	4,939
New Times Energy Corp. Ltd.[a]	240,000	3,264
North Asia Resources Holdings Ltd.[a]	30,000	3,002
North Mining Shares Co. Ltd.[a]	200,000	9,366
NVC Lighting Holdings Ltd.	30,000	15,665
O-Net Communications Group Ltd.[a]	15,000	4,542
Oriental Press Group Ltd.	50,000	6,671
Pacific Basin Shipping Ltd.[c]	55,000	30,201
PCD Stores Ltd.	80,000	19,296
Peace Mark Holdings Ltd.[a,b]	30,000	–
Ports Design Ltd.	22,500	47,514
Pou Sheng International Holdings Ltd.[a]	40,000	6,261
Powerlong Real Estate Holdings Ltd.	40,000	11,495
Prosperity REIT	40,000	9,648
Real Gold Mining Ltd.[b,c]	27,000	26,366
Regal Hotels International Holdings Ltd.	44,000	17,838
REXLot Holdings Ltd.[c]	250,000	20,527
Road King Infrastructure Ltd.[c]	20,000	15,139
Ruinian International Ltd.[c]	10,000	4,952
Samling Global Ltd.	230,000	24,492
Shenguan Holdings Group Ltd.	20,000	12,804
Silver Base Group Holdings Ltd.	10,000	9,160
Singamas Container Holdings Ltd.	30,000	10,392

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Sino Biopharmaceutical Ltd.[c]	100,000	$34,896
Sino Oil And Gas Holdings Ltd.[a]	225,000	11,547
Sino Prosper State Gold Resources Holdings Ltd.[a]	250,000	6,671
Sino Union Energy Investment Group Ltd.[a]	100,000	9,237
Sinolink Worldwide Holdings Ltd.[a]	180,000	17,782
Skyworth Digital Holdings Ltd.	50,000	32,202
SmarTone Telecommunications Holding Ltd.	10,000	15,472
Sparkle Roll Group Ltd.	40,000	7,441
SRE Group Ltd.	150,000	10,777
Stella International Holdings Ltd.	12,500	34,159
Sunlight Real Estate Investment Trust	65,000	21,182
Synear Food Holdings Ltd.[c]	45,000	5,981
TCC International Holdings Ltd.	40,000	26,172
TCL Communication Technology Holdings Ltd.	10,000	8,532
Titan Petrochemicals Group Ltd.[a]	300,000	18,282
Tomson Group Ltd.[c]	30,000	10,584
Trinity Ltd.	30,000	33,254
Truly International Holdings Ltd.	55,000	10,161
Uni-President China Holdings Ltd.	35,000	21,464
United Energy Group Ltd.[a,c]	105,000	14,549
United Laboratories International Holdings Ltd. (The)	10,000	10,289
Value Partners Group Ltd.	20,000	15,857
Varitronix International Ltd.	30,000	19,167
Vinda International Holdings Ltd.[c]	15,000	18,378
Vitar International Holdings Ltd.[a]	50,000	8,788
Vitasoy International Holdings Ltd.	20,000	14,600
VODone Ltd.	60,000	13,240
Welling Holding Ltd.	29,600	6,456
West China Cement Ltd.[c]	90,000	28,982
Xingda International Holdings Ltd.	15,000	10,623
Yingde Gases Group Co. Ltd.	22,500	24,421
Yip’s Chemical Holdings Ltd.	10,000	11,649

		2,341,824

IRELAND – 0.75%
C&C Group PLC	9,710	49,395
DCC PLC	2,570	69,504
Grafton Group PLC	7,445	31,133
Greencore Group PLC	6,520	8,807
Irish Life & Permanent Group Holdings PLC[a]	4,690	323

Security	Shares	Value
Kingspan Group PLC	4,795	$48,233
Paddy Power PLC	710	34,740
Smurfit Kappa Group PLC[a]	4,770	49,112

		291,247

ISRAEL – 0.37%
Hadera Paper Ltd.[a]	880	55,740
Internet Gold-Golden Lines Ltd.[a]	520	11,163
Mellanox Technologies Ltd.[a]	885	30,178
Retalix Ltd.[a]	3,020	46,134

		143,215

ITALY – 3.44%
ACEA SpA	2,150	18,954
Amplifon SpA	1,880	12,065
Ansaldo STS SpA	2,701	26,141
Autostrada Torino-Milano SpA	1,140	13,343
Azimut Holding SpA	5,109	41,847
Banca Generali SpA	1,150	13,774
Banca Piccolo Credito Valtellinese Scrl	8,590	35,550
Banca Popolare dell’Emilia Romagna Scrl	5,800	58,467
Banca Popolare dell’Etruria e del Lazio Scrl[a]	4,215	11,853
Banca Popolare di Sondrio Scrl	6,740	51,333
Banco di Desio e della Brianza SpA	2,880	14,493
Benetton Group SpA	1,840	12,776
Beni Stabili SpA	17,965	16,032
CIR SpA	10,195	23,953
COFIDE SpA	44,035	43,978
Credito Artigiano SpA	4,510	7,907
Credito Emiliano SpA	2,570	13,037
Danieli SpA RNC	2,525	36,937
Davide Campari-Milano SpA	7,920	65,441
DiaSorin SpA	1,040	51,470
ERG SpA	1,545	20,636
Fondiaria-Sai SpA[a]	2,125	5,551
Geox SpA	3,135	16,155
Gruppo Coin SpA[a]	2,800	26,053
Gruppo Editoriale L’Espresso SpA	9,140	21,317
Hera SpA	20,370	40,249
Impregilo SpA	12,885	36,643
Indesit Co. SpA	1,865	14,901
Industria Macchine Automatiche SpA	575	12,105
Interpump Group SpA	5,240	42,582
Iren SpA	15,305	25,292

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Juventus Football Club SpA[a]	18,845	$22,125
KME Group SpA	24,150	10,387
Maire Tecnimont SpA	3,345	5,485
Piaggio & C. SpA	9,575	39,682
Prelios SpA[a]	22,515	12,304
Premafin Finanziaria SpA[a,c]	33,110	17,604
Prysmian SpA	4,270	79,216
Recordati SpA	2,690	29,378
SAES Getters SpA	1,850	12,952
SAES Getters SpA	1,855	22,485
Safilo Group SpA[a]	1,100	14,890
Seat Pagine Gialle SpA[a]	36,125	3,042
Societa Cattolica di Assicurazioni Scrl	2,225	54,035
Societa Iniziative Autostradali e Servizi SpA	2,275	22,443
Sorin SpA[a]	22,075	61,857
Tiscali SpA[a]	71,713	6,327
Tod’s SpA	315	42,255
Zignago Vetro SpA	5,265	41,536

		1,328,838

JAPAN – 17.77%
Adeka Corp.	9,000	92,693
Advan Co. Ltd.	1,000	9,587
Aeon Delight Co. Ltd.	500	11,018
Akebono Brake Industry Co. Ltd.	8,500	47,461
Amano Corp.	7,000	66,835
AS ONE Corp.	1,000	21,246
Asahi Organic Chemicals Industry Co. Ltd.	10,000	27,465
Asunaro Aoki Construction Co. Ltd.	2,500	13,085
Bank of Okinawa Ltd. (The)	1,500	70,152
Best Denki Co. Ltd.[a]	5,000	15,611
Chuetsu Pulp & Paper Co. Ltd.	10,000	16,712
CMK Corp.[a]	3,000	11,621
Colowide Co. Ltd.	5,000	31,351
CSK Holdings Corp.[a]	4,000	16,842
Dai Nippon Toryo Co. Ltd.	15,000	18,267
Daibiru Corp.	4,500	33,521
Daiei Inc. (The)[a]	2,500	9,425
Daifuku Co. Ltd.	5,000	32,258
Daihen Corp.	10,000	37,958
Daikokutenbussan Co. Ltd.	500	16,939
Daio Paper Corp.	5,000	39,059
Daiseki Co. Ltd.	1,500	29,557

Security	Shares	Value
Daisyo Corp.	1,500	$18,519
Daiwabo Holdings Co. Ltd.	5,000	11,206
Denyo Co. Ltd.	1,500	19,938
Doutor Nichires Holdings Co. Ltd.	4,500	59,813
Duskin Co. Ltd.	4,500	90,944
eAccess Ltd.	95	41,968
EDION Corp.	4,000	41,612
Eighteenth Bank Ltd. (The)	10,000	27,076
Eiken Chemical Co. Ltd.	500	6,639
ESPEC Corp.	4,000	29,227
Foster Electric Co. Ltd.	1,500	25,029
FP Corp.	1,000	64,775
Fuji Kyuko Co. Ltd.	5,000	27,594
Fuji Soft Inc.	2,500	37,246
Fujita Kanko Inc.	5,000	17,943
Fujitsu Frontech Ltd.	1,000	7,346
Furukawa Co. Ltd.[a]	25,000	25,262
Furuno Electric Co. Ltd.	4,500	27,400
Futaba Industrial Co. Ltd.	4,000	32,077
Fuyo General Lease Co. Ltd.	2,000	70,786
Gecoss Corp.	1,500	6,588
GEO Corp.[c]	35	45,297
GMO Internet Inc.	3,500	15,870
Goldcrest Co. Ltd.	1,450	33,982
Gourmet Kineya Co. Ltd.[a]	5,000	29,149
Gun-Ei Chemical Industry Co. Ltd.	5,000	14,704
Hanwa Co. Ltd.	15,000	66,265
Heiwa Real Estate Co. Ltd.	17,500	40,355
Hioki E.E. Corp.	1,000	19,834
Hitachi Kokusai Electric Inc.	5,000	40,549
Hitachi Tool Engineering Ltd.	1,500	16,557
Hitachi Zosen Corp.	32,500	53,472
Hogy Medical Co. Ltd.	1,000	44,695
Hokkan Holdings Ltd.	5,000	15,740
Honeys Co. Ltd.	2,200	25,053
HORIBA Ltd.	2,000	66,485
Hoshizaki Electric Co. Ltd.	2,000	45,265
Hosiden Corp.	4,500	38,302
Ichibanya Co. Ltd.	1,000	31,714
Inaba Denki Sangyo Co. Ltd.	3,000	83,210
Inaba Seisakusho Co. Ltd.	1,500	16,868
Iseki & Co. Ltd.[a]	5,000	12,955
Ishihara Sangyo Kaisha Ltd.[a]	5,000	6,996

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Japan Airport Terminal Co. Ltd.	4,000	$51,250
Japan Digital Laboratory Co. Ltd.	4,500	55,733
Japan Securities Finance Co. Ltd.	6,500	40,925
Japan Transcity Corp.	10,000	32,129
JBCC Holdings Inc.	2,000	14,743
Joshin Denki Co. Ltd.	5,000	56,937
Juki Corp.	10,000	25,651
JVC KENWOOD Holdings Inc.[a]	4,500	25,476
K’s Holdings Corp.	2,000	93,406
Kadokawa Group Holdings Inc.[c]	1,500	53,498
Kakaku.com Inc.	1,000	39,448
Kanematsu Corp.[a]	35,000	34,914
Kayaba Industry Co. Ltd.	10,000	81,487
Keiyo Co. Ltd.[c]	5,000	31,092
Kenedix Inc.[a]	65	12,673
Kisoji Co. Ltd.	3,500	64,885
Kiyo Holdings Inc.	45,000	63,545
Komori Corp.	3,500	29,291
Kourakuen Corp.	2,000	29,304
Kureha Corp.	15,000	72,095
Kyoei Steel Ltd.	1,000	15,417
Kyoritsu Maintenance Co. Ltd.	1,500	24,505
Kyowa Exeo Corp.	5,000	49,359
Maezawa Kasei Industries Co. Ltd.	1,000	9,820
Makino Milling Machine Co. Ltd.	5,000	49,229
Mars Engineering Corp.	1,000	16,634
Marusan Securities Co. Ltd.	7,500	33,813
Matsuya Co. Ltd.[a]	2,000	11,970
Matsuya Foods Co. Ltd.	2,500	48,258
Megachips Corp.	1,500	23,222
Meitec Corp.	3,000	66,693
Mikuni Coca-Cola Bottling Co. Ltd.	4,500	40,575
Mitsubishi Paper Mills Ltd.[a,c]	40,000	40,938
Mitsubishi Steel Manufacturing Co. Ltd.	10,000	35,367
Mitsuuroko Co. Ltd.	3,000	17,917
Mr Max Corp.	2,500	10,720
Nachi-Fujikoshi Corp.	15,000	97,940
Nagaileben Co. Ltd.	1,000	31,040
Net One Systems Co. Ltd.	15	35,834
Nice Holdings Inc.	5,000	10,040
Nichi-Iko Pharmaceutical Co. Ltd.	1,500	43,432
Nifco Inc.	3,000	80,451
Nihon Dempa Kogyo Co. Ltd.	1,500	19,549

Security	Shares	Value
Nihon Kohden Corp.	2,500	$69,439
Nihon Unisys Ltd.	4,500	27,108
Nippon Carbon Co. Ltd.	10,000	32,517
Nippon Chemiphar Co. Ltd.	5,000	19,821
Nippon Coke & Engineering Co. Ltd.	15,000	26,428
Nippon Denko Co. Ltd.	5,000	33,489
Nippon Gas Co. Ltd.	1,500	21,026
Nippon Parking Development Co. Ltd.	470	24,386
Nippon Yakin Kogyo Co. Ltd.[a]	5,000	14,898
Nishio Rent All Co. Ltd.	1,000	7,138
Nissin Kogyo Co. Ltd.	3,000	55,694
Nitto Seiko Co. Ltd.	5,000	14,121
NOF Corp.	20,000	90,944
Noritsu Koki Co. Ltd.[a]	4,000	21,868
Noritz Corp.	3,500	72,095
Oenon Holdings Inc.	5,000	12,048
Ohashi Technica Inc.	1,000	7,462
Oita Bank Ltd. (The)	10,000	29,926
Okumura Corp.	20,000	74,621
Olympic Corp.	1,000	7,514
Onoken Co. Ltd.	3,500	32,465
Optex Co. Ltd.	1,500	19,258
Orient Corp.[a]	12,500	14,898
Osaki Electric Co. Ltd.	5,000	52,662
OSG Corp.	5,000	80,257
Panasonic Electric Works SUNX Co. Ltd.	4,000	27,102
Parco Co. Ltd.	5,000	42,557
Pasona Group Inc.	20	18,914
Pioneer Corp.[a]	11,000	58,142
Right On Co. Ltd.[a]	2,000	11,219
Riken Technos Corp.	5,000	18,072
Ringer Hut Co. Ltd.[c]	3,500	49,469
Round One Corp.	3,000	24,174
Royal Holdings Co. Ltd.	5,000	54,411
Ryosan Co. Ltd.	3,000	64,944
S.T. Corp.	1,000	12,670
Sagami Chain Co. Ltd.[a,c]	5,000	30,121
Saibu Gas Co. Ltd.	10,000	26,687
Saizeriya Co. Ltd.	3,500	71,551
San-Ai Oil Co. Ltd.	5,000	28,177
Sanken Electric Co. Ltd.	10,000	54,411
Sankyu Inc.	15,000	72,289
Sanrio Co. Ltd.	500	21,570

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Sanshin Electronics Co. Ltd.	2,000	$15,961
Sanyo Special Steel Co. Ltd.	5,000	32,906
Seiko Holdings Corp.	5,000	16,712
Senshukai Co. Ltd.	1,500	10,163
Shibaura Mechatronics Corp.	5,000	17,360
Shibuya Kogyo Co. Ltd.	1,000	10,986
Shikoku Chemicals Corp.	5,000	30,185
Shimojima Co. Ltd.	1,000	13,408
Shin Nippon Biomedical Laboratories Ltd.	2,000	6,788
Shinwa Co. Ltd.	500	6,031
Ship Healthcare Holdings Inc.	500	10,532
Shoei Co. Ltd.	2,500	22,121
Showa Corp.[a]	5,500	41,327
Sinfonia Technology Co. Ltd.	5,000	15,805
Star Micronics Co. Ltd.	2,500	28,274
Sumitomo Warehouse Co. Ltd. (The)	15,000	73,066
T-Gaia Corp.	20	38,295
Tadano Ltd.	10,000	60,759
Taisei Lamick Co. Ltd.	500	15,540
Takiron Co. Ltd.	5,000	18,267
Tamura Corp.	10,000	30,963
Teikoku Tsushin Kogyo Co. Ltd.	10,000	19,044
Tenma Corp.	3,000	30,159
Toa Oil Co. Ltd.	10,000	13,603
Toagosei Co. Ltd.	20,000	110,636
TOC Co. Ltd.	10,000	44,306
Toho Bank Ltd. (The)	20,000	47,934
Toho Holdings Co. Ltd.	3,000	30,742
Toho Zinc Co. Ltd.	10,000	50,136
Tokai Tokyo Financial Holdings Inc.	15,000	45,667
Tokyo Dome Corp.[a]	10,000	20,080
Tokyo Ohka Kogyo Co. Ltd.	4,000	89,545
Tokyo Tomin Bank Ltd. (The)	2,000	26,921
TOLI Corp.	10,000	21,505
Topcon Corp.	6,000	34,201
Tosho Printing Co. Ltd.	5,000	9,846
Toyo Electric Manufacturing Co. Ltd.	5,000	25,910
Toyo Tanso Co. Ltd.	1,000	52,403
Toyo Wharf & Warehouse Co. Ltd.	5,000	8,356
Trans Cosmos Inc.	3,500	40,582
Wacom Co. Ltd.	15	17,023
Wood One Co. Ltd.	5,000	20,145
Yachiyo Bank Ltd. (The)	1,500	44,812

Security	Shares	Value
Yamanashi Chuo Bank Ltd. (The)	10,000	$42,104
Yodogawa Steel Works Ltd.	10,000	42,104
Yomiuri Land Co. Ltd.	5,000	17,684
Zensho Co. Ltd.	4,500	58,298

		6,869,931

NETHERLANDS – 2.38%
Aalberts Industries NV	3,860	75,520
ASM International NV	2,545	72,814
BinckBank NV	2,975	41,212
CSM NV CVA	2,702	71,657
Delta Lloyd NV	4,030	88,488
Draka Holding NVa,b	1,674	41,169
Eurocommercial Properties NV	1,100	52,685
Imtech NV	3,155	102,077
KAS Bank NV CVA	2,200	30,447
Koninklijke BAM Groep NV	5,374	30,426
Koninklijke Wessanen NV	6,385	27,893
Mediq NV	3,728	69,670
Nutreco NV	1,195	83,285
TomTom NVa	2,185	10,377
USG People NVa	2,042	30,693
Wavin NVa	975	12,387
Wereldhave NV	860	79,834

		920,634

NEW ZEALAND – 1.07%
Fisher & Paykel Appliances Holdings Ltd.[a]	34,145	17,901
Freightways Ltd.	29,965	89,024
Goodman Property Trust	111,760	96,679
Infratil Ltd.	47,135	74,136
Mainfreight Ltd.	6,275	57,572
New Zealand Oil & Gas Ltd.	23,725	14,097
Nuplex Industries Ltd.	7,590	18,172
Tower Ltd.	35,870	47,642

		415,223

NORWAY – 3.13%
Aker ASA Class A	1,000	26,409
Algeta ASA[a]	2,000	74,686
Atea ASA	5,364	55,171
BW Offshore Ltd.	14,367	31,551
DNO International ASA[a]	34,280	38,689
EDB Business Partner ASA[a]	8,315	19,878
Fred Olsen Energy ASA	1,060	41,017

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Frontline Ltd.	2,390	$27,860
Golar LNG Ltd.	500	19,181
Marine Harvest ASA	81,455	47,310
Norske Skogindustrier ASA[a]	15,595	23,121
Norwegian Energy Co. ASA[a]	7,500	9,271
Norwegian Property ASA	21,610	45,455
Petroleum Geo-Services ASA[a]	6,070	98,712
Pronova Biopharma ASA[a]	12,500	23,165
Prosafe SE	10,755	80,205
Schibsted ASA	2,585	76,890
Seawell Ltd.[a]	4,385	25,428
Sevan Marine ASA[a]	25,000	2,502
Songa Offshore SEa	1,000	5,523
Subsea 7 SAa	8,172	215,660
TGS-NOPEC Geophysical Co. ASA	3,710	108,565
Tomra Systems ASA	8,520	77,053
Veidekke ASA	4,445	38,387

		1,211,689

PORTUGAL – 0.62%
Banif SGPS SA Registered[a]	10,485	8,121
Impresa SGPS SAa	3,355	2,555
Martifer SGPS SAa	2,420	4,173
Mota-Engil SGPS SA	13,025	24,332
Portucel Empresa Produtore de Pasta e Papel SA	21,490	63,924
Semapa – Sociedade de Investimento e Gestao SGPS SA	4,810	47,700
Sonae Industria SGPS SAa	9,745	16,104
Sonae SGPS SA	36,930	35,290
Teixeira Duarte SA	7,105	3,778
Zon Multimedia Servicos Telecomunicacoese Multimedia SGPS SA	8,000	32,867

		238,844

SINGAPORE – 3.16%
AIMS AMP Capital Industrial REIT	55,000	10,280
ARA Asset Management Ltd.[d]	10,600	13,341
Ascott Residence Trust	26,000	25,595
Biosensors International Group Ltd.[a]	65,000	73,707
Cache Logistics Trust	10,000	8,224
Cambridge Industrial Trust	57,200	23,997
CapitaRetail China Trust	45,000	46,355
CDL Hospitality Trusts	40,000	69,117

Security	Shares	Value
CH Offshore Ltd.	90,000	$31,028
China Fishery Group Ltd.	43,200	52,037
China Hongxing Sports Ltd.[b]	198,000	16
China Sky Chemical Fibre Co. Ltd.[a]	100,000	10,550
China XLX Fertiliser Ltd.	35,000	10,177
CitySpring Infrastructure Trust	95,000	38,671
Ezion Holdings Ltd.	10,000	5,691
First Ship Lease Trust	25,000	7,165
Fortune REIT	60,000	31,715
Frasers Commercial Trust	41,200	29,777
Gallant Venture Ltd.[a]	25,000	8,204
GMG Global Ltd.	70,000	15,410
Goodpack Ltd.	15,000	23,551
GuocoLeisure Ltd.	15,000	8,910
Hi-P International Ltd.	15,000	11,527
Hyflux Ltd.	22,500	36,636
Jurong Technologies Industrial Corp. Ltd.[a,b]	60,000	5
k1 Ventures Ltd.	440,000	50,808
KS Energy Services Ltd.[a]	30,000	26,417
Lippo-Mapletree Indonesia Retail Trust	85,000	45,545
Mapletree Logistics Trust	48,600	37,144
Midas Holdings Ltd.[c]	50,000	23,676
Oceanus Group Ltd.[a]	50,000	8,307
OSIM International Ltd.	15,000	18,567
Pacific Andes Resources Development Ltd.	25,000	5,607
Parkway Life REIT	20,000	30,903
Raffles Education Corp. Ltd.[c]	49,000	25,238
Raffles Medical Group Ltd.	10,000	20,436
SATS Ltd.	10,000	20,935
Sound Global Ltd.	25,000	14,019
Starhill Global REIT	15,000	8,100
Straits Asia Resources Ltd.	25,000	62,928
Suntec REIT	105,000	133,894
Super Group Ltd.	10,000	12,004
Swiber Holdings Ltd.[a,c]	5,000	2,887
Tat Hong Holdings Ltd.	60,000	38,879
Think Environmental Co. Ltd. (The)[a]	20,000	13,873
Tiger Airways Holdings Ltd.[a,c]	5,000	5,005
United Engineers Ltd.	5,000	9,263
UOB-Kay Hian Holdings Ltd.	5,000	6,937
Ying Li International Real Estate Ltd.[a]	25,000	7,788

		1,220,846

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
SPAIN – 1.93%
Abengoa SAc	1,780	$50,658
Almirall SA	1,560	14,908
Banco Pastor SA	1,818	7,785
Bolsas y Mercados Espanoles	2,265	64,950
Caja de Ahorros del Mediterraneo	1,510	9,482
Codere SAa	1,775	23,466
Construcciones y Auxiliar de Ferrocarriles SA	100	56,043
Ebro Puleva SA	3,360	65,327
FAES FARMA SA	7,360	19,672
FAES FARMA SA New[b]	441	1,179
Grupo Catalana Occidente SA	2,315	55,223
Grupo Empresarial ENCE SA	6,765	24,352
Miquel y Costas & Miquel SA	1,130	34,750
Natraceutical SAa	17,395	6,774
NH Hoteles SAa	2,658	16,730
Obrascon Huarte Lain SA	2,197	70,087
Papeles y Cartones de Europa SA	5,016	27,967
Prosegur Compania de Seguridad SA	885	40,734
Sacyr Vallehermoso SA	4,369	36,276
Sol Melia SAa	785	8,184
Tecnicas Reunidas SA	460	20,359
Tubacex SAa	2,060	6,675
Tubos Reunidos SAa	390	1,143
Viscofan SA	1,565	58,359
Zeltia SAa	8,620	26,384

		747,467

SWEDEN – 4.06%
Active Biotech ABa	2,680	33,459
Avanza Bank Holding AB	2,080	60,346
Axis Communications AB	2,000	41,378
Billerud AB	5,650	51,057
Castellum AB	7,725	111,815
D. Carnegie & Co. ABa,b	3,396	–
Elekta AB Class B	2,645	121,606
Eniro ABa,c	294	1,049
Fabege AB	6,185	59,569
Hakon Invest AB	3,075	43,632
Hexagon AB Class B	8,640	175,878
Hoganas AB Class Ba	1,110	43,818
Hufvudstaden AB Class A	4,050	45,363
Husqvarna AB Class A	2,920	17,003

Security	Shares	Value
JM AB	3,000	$58,144
Kungsleden AB	6,510	59,861
Lindab International AB	4,000	39,951
Lundin Petroleum ABa	7,790	107,260
Meda AB Class A	7,500	92,388
NCC AB Class B	2,000	40,237
Nibe Industrier AB Class Bc	1,960	33,015
Niscayah Group AB	15,680	44,746
Peab AB	7,150	47,371
SAS ABa	9,963	19,507
SkiStar AB	2,550	41,539
TradeDoubler ABa	1,500	8,656
Trelleborg AB Class B	9,000	100,093
Wihlborgs Fastigheter AB	5,110	71,696

		1,570,437

SWITZERLAND – 5.44%
Aryzta AG	2,335	127,681
Autoneum Holding AGa	45	4,596
Bank Sarasin & Compagnie AG Class B Registered	995	42,037
Banque Cantonale Vaudoise Registered	80	50,799
Barry Callebaut AG Registered[a]	45	47,444
Basler Kantonalbank Participation Certificates	40	7,333
BB BIOTECH AG Registered	1,450	108,538
Bucher Industries AG Registered	410	85,308
Clariant AG Registered[a]	6,246	98,579
Dufry AG Registered[a]	461	54,423
EMS-Chemie Holding AG Registered	480	102,309
Flughafen Zurich AG Registered	82	37,713
Forbo Holding AG Registered[a]	95	68,580
Galenica Holding AG Registered	175	118,450
Georg Fischer AG Registered[a]	120	63,829
Helvetia Holding AG	255	103,042
Kaba Holding AG Class B Registered	160	66,176
Kudelski SA Bearer	1,955	25,547
Kuoni Reisen Holding AG Class B Registered[a]	100	38,854
Logitech International SA Registered[a,c]	5,620	54,118
Meyer Burger Technology AGa,c	1,220	42,875
Mobimo Holding AG Registered[a]	180	49,784
OC Oerlikon Corp. AG Registered[a]	4,600	39,160

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Panalpina Welttransport Holding AG Registered[a]	545	$65,619
Partners Group Holding AG	330	62,760
Petroplus Holdings AGa	1,560	21,474
PSP Swiss Property AG Registered[a]	1,338	135,464
Rieter Holding AG Registered[a]	45	10,374
Schmolz + Bickenbach AG Registered[a]	850	9,954
Sulzer AG Registered	995	144,920
Swiss Prime Site AG Registered[a]	1,110	101,677
Temenos Group AG Registered[a]	1,295	31,217
Valiant Holding Registered	130	20,600
Valora Holding AG Registered	110	32,866
Vontobel Holding AG Registered	925	30,102

		2,104,202

UNITED KINGDOM – 19.91%
Aberdeen Asset Management PLC	22,595	81,783
Afren PLC[a]	26,400	60,800
Amlin PLC	14,935	98,823
Aquarius Platinum Ltd.	13,235	61,960
Ashmore Group PLC	6,755	44,719
Ashtead Group PLC	23,120	60,874
AVEVA Group PLC	2,390	66,890
Babcock International Group PLC	8,350	92,450
Balfour Beatty PLC	19,571	97,534
Barratt Developments PLC[a]	29,370	47,488
BBA Aviation PLC	12,310	42,717
Bellway PLC	3,870	41,927
Berkeley Group Holdings PLC (The) Units[a]	3,825	77,417
Bodycote PLC	7,256	45,904
Bovis Homes Group PLC	5,670	38,383
Britvic PLC	9,480	54,605
BTG PLC[a]	9,235	42,537
Capital & Counties Properties PLC	16,095	49,643
Carillion PLC	15,700	94,530
Carpetright PLC	2,250	21,791
Catlin Group Ltd.	11,335	77,105
Centamin Egypt Ltd.[a]	22,310	49,769
Charter International PLC	4,710	61,852
Chemring Group PLC	7,625	68,778
Close Brothers Group PLC	5,860	71,567
Collins Stewart Hawkpoint PLC	14,885	18,020
COLT Group SAa	7,470	14,935

Security	Shares	Value
Cookson Group PLC	8,310	$87,847
Croda International PLC	5,345	167,229
CSR PLC	6,055	27,750
Dairy Crest Group PLC	5,590	34,456
De La Rue PLC	3,442	44,099
Debenhams PLC	32,465	35,572
Derwent London PLC	3,465	102,153
DS Smith PLC	17,630	68,182
DSG International PLC[a]	110,871	25,770
Dunelm Group PLC	3,270	25,228
easyJet PLC[a]	10,605	63,888
Electrocomponents PLC	11,835	45,149
Enterprise Inns PLC[a]	15,085	13,731
Ferrexpo PLC	4,733	35,933
Fidessa Group PLC	1,460	44,001
FirstGroup PLC	13,695	81,941
Galiform PLC[a]	23,815	44,682
Galliford Try PLC	4,540	36,778
GAME Group PLC (The)	8,815	4,052
Gem Diamonds Ltd.[a]	3,680	14,075
GKN PLC	43,005	158,622
Go-Ahead Group PLC (The)	1,500	38,288
Great Portland Estates PLC	8,525	58,242
Greene King PLC	8,295	66,611
Halfords Group PLC	7,200	38,139
Halma PLC	10,265	68,242
Hargreaves Lansdown PLC	2,710	25,356
Henderson Group PLC	27,355	71,890
Heritage Oil PLC[a]	6,265	26,564
Hikma Pharmaceuticals PLC	4,890	54,824
Hiscox Ltd.	15,810	105,755
Hochschild Mining PLC	4,185	32,954
Homeserve PLC	10,870	86,111
Hunting PLC	4,065	52,114
IG Group Holdings PLC	11,860	86,166
Imagination Technologies Group PLC[a]	8,405	54,801
IMI PLC	8,770	151,157
Inchcape PLC	13,875	88,689
Informa PLC	13,695	90,821
Intermediate Capital Group PLC	14,325	62,619
International Personal Finance PLC	7,925	41,004
Interserve PLC	6,320	34,520
Intertek Group PLC	4,615	145,071

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
Investec PLC	14,685	$115,875
Jardine Lloyd Thompson Group PLC	4,320	45,632
JD Wetherspoon PLC	7,295	51,827
JKX Oil & Gas PLC	3,845	15,078
John Wood Group PLC	8,466	92,901
Keller Group PLC	3,295	24,318
Kier Group PLC	1,800	39,268
Laird PLC	9,525	29,347
London Stock Exchange Group PLC	6,155	100,731
Marston’s PLC	28,455	48,110
Meggitt PLC	21,505	137,072
Melrose PLC	14,877	87,230
Michael Page International PLC	10,715	88,207
Micro Focus International PLC	5,745	27,348
Misys PLC[a]	11,785	76,606
Mitchells & Butlers PLC[a]	12,540	56,504
Mondi PLC	11,290	111,010
Morgan Crucible Co. PLC (The)	10,520	56,814
N Brown Group PLC	7,585	35,485
National Express Group PLC	13,870	59,742
Northumbrian Water Group PLC	11,735	86,992
Pace PLC	9,040	17,065
PartyGaming PLC[a]	19,935	44,340
Pennon Group PLC	8,525	101,385
Persimmon PLC	9,420	71,408
Petropavlovsk PLC	4,630	60,763
Premier Farnell PLC	16,170	51,494
Premier Foods PLC[a]	62,921	18,757
Premier Oil PLC[a]	13,180	87,838
Punch Taverns PLC[a]	17,950	18,725
QinetiQ Group PLC[a]	17,855	33,119
Rathbone Brothers PLC	2,660	50,126
Redrow PLC[a]	11,990	25,271
Regus PLC	23,260	40,434
Rightmove PLC	3,305	66,295
Rotork PLC	2,355	61,310
RPS Group PLC	9,655	37,086
Savills PLC	4,570	25,386
SDL PLC	3,540	39,398
Shaftesbury PLC	9,337	78,396
Shanks Group PLC	13,240	27,601
SIG PLC[a]	13,023	27,406
SOCO International PLC[a]	9,340	55,807

Security	Shares	Value
Spectris PLC	4,055	$104,504
Spirax-Sarco Engineering PLC	2,095	64,549
Spirent Communications PLC	19,810	42,404
Stagecoach Group PLC	22,305	91,571
Taylor Wimpey PLC[a]	84,535	49,039
Telecity Group PLC[a]	3,865	35,084
Travis Perkins PLC	8,014	116,224
Trinity Mirror PLC[a]	6,500	4,695
Tullett Prebon PLC	8,700	50,583
Ultra Electronics Holdings PLC	1,855	47,898
UNITE Group PLC[a]	8,170	28,364
Victrex PLC	3,775	90,409
W.S. Atkins PLC	3,695	43,125
Weir Group PLC (The)	6,470	225,367
WH Smith PLC	4,990	41,570
Xchanging PLC[a]	6,445	10,474
Yell Group PLC[a,c]	19,055	2,130

		7,699,374

TOTAL COMMON STOCKS
(Cost: $39,021,530)		38,437,807

PREFERRED STOCKS – 0.17%

GERMANY – 0.17%
ProSiebenSat.1 Media AG	2,505	64,812

		64,812

TOTAL PREFERRED STOCKS
(Cost: $21,060)		64,812

RIGHTS – 0.00%

AUSTRALIA – 0.00%
Gindalbie Metals Ltd.[a,b]	5,711	753

		753

TOTAL RIGHTS
(Cost: $0)		753

SHORT-TERM INVESTMENTS – 2.75%

MONEY MARKET FUNDS – 2.75%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[e,f,g]	973,116	973,116

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE DEVELOPED SMALL CAP EX-NORTH AMERICA INDEX FUND

July 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[e,f,g]	83,326	$83,326
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[e,f]	5,224	5,224

		1,061,666

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,061,666)		1,061,666

TOTAL INVESTMENTS IN SECURITIES – 102.32%
(Cost: $40,104,256)		39,565,038

Other Assets, Less Liabilities – (2.32)%		(897,122)

NET ASSETS – 100.00%		$38,667,916

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.43%

AUSTRALIA – 3.51%
Alumina Ltd.	205,587	$492,303
Amcor Ltd.	42,238	326,630
AMP Ltd.	324,543	1,625,613
Asciano Group	143,092	262,490
ASX Ltd.	53,875	1,767,084
Australia and New Zealand Banking Group Ltd.	167,659	3,836,156
Bendigo and Adelaide Bank Ltd.	22,843	221,812
BHP Billiton Ltd.	226,287	10,295,557
BlueScope Steel Ltd.	341,783	427,992
Boral Ltd.	43,624	199,821
Brambles Ltd.	249,549	1,899,631
Coca-Cola Amatil Ltd.	18,102	224,691
Commonwealth Bank of Australia	82,321	4,455,263
CSL Ltd.	64,219	2,164,914
Fortescue Metals Group Ltd.	171,969	1,191,955
Foster’s Group Ltd.	492,633	2,732,719
Goodman Group	390,917	291,994
GPT Group	74,563	246,530
Iluka Resources Ltd.	61,633	1,202,365
Incitec Pivot Ltd.	100,854	437,593
James Hardie Industries SEa	37,928	238,723
Lynas Corp. Ltd.[a]	318,078	751,194
Macquarie Group Ltd.	42,669	1,292,199
Mirvac Group	157,315	198,723
National Australia Bank Ltd.	111,629	2,942,852
Newcrest Mining Ltd.	64,788	2,814,629
Orica Ltd.	83,199	2,349,635
Origin Energy Ltd.	75,503	1,218,333
OZ Minerals Ltd.	23,933	358,322
Paladin Energy Ltd.[a]	88,786	255,521
QBE Insurance Group Ltd.	90,079	1,622,735
Rio Tinto Ltd.	44,886	3,944,401
Santos Ltd.	113,784	1,609,820
SP AusNet	218,517	220,828
Stockland Corp. Ltd.	78,873	264,246
Suncorp Group Ltd.	197,849	1,608,221
Telstra Corp. Ltd.	436,603	1,433,963
Transurban Group	49,565	278,212
Wesfarmers Ltd.	95,682	3,081,587

Security	Shares	Value
Westfield Group	139,644	$1,221,000
Westfield Retail Trust	139,644	374,276
Westpac Banking Corp.	157,315	3,528,629
Woodside Petroleum Ltd.	56,478	2,379,166
Woolworths Ltd.	96,975	2,869,707
WorleyParsons Ltd.	8,189	247,458

		71,407,493

AUSTRIA – 0.20%
Erste Group Bank AG	28,015	1,344,200
IMMOFINANZ AGa	53,875	208,410
OMV AG	18,992	758,977
Telekom Austria AG	30,224	370,518
voestalpine AG	27,153	1,409,752

		4,091,857

BELGIUM – 0.30%
Ageas	203,432	419,497
Anheuser-Busch InBev NV	63,788	3,684,868
Groupe Bruxelles Lambert SA	18,657	1,576,971
KBC Groep NV	13,361	473,850

		6,155,186

BRAZIL – 0.79%
BRF – Brasil Foods SA SP ADR	93,584	1,807,107
Companhia Siderurgica Nacional SA SP ADR	81,988	870,713
Embraer SA SP ADR	35,773	1,056,019
Gafisa SA SP ADR	68,098	651,698
Itau Unibanco Holding SA SP ADR	208,266	4,242,378
OGX Petroleo e Gas Participacoes SA SP ADR[a,b]	129,300	1,104,222
Petroleo Brasileiro SA SP ADR	107,482	3,651,164
Vale SA SP ADR	80,601	2,614,696

		15,997,997

CANADA – 4.57%
Agnico-Eagle Mines Ltd.	3,879	216,035
Agrium Inc.	8,620	755,351
Bank of Montreal	47,410	2,982,783
Bank of Montreal New	4,441	279,072
Bank of Nova Scotia	64,650	3,671,055
Barrick Gold Corp.	72,839	3,477,248
Baytex Energy Corp.	1,724	96,359
Bombardier Inc. Class B	49,565	300,252

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Brookfield Asset Management Inc. Class A	70,253	$2,216,229
Brookfield Office Properties Inc.	12,930	245,957
Cameco Corp.	54,306	1,446,225
Canadian Imperial Bank of Commerce	35,342	2,703,201
Canadian National Railway Co.	51,289	3,850,908
Canadian Natural Resources Ltd.	86,200	3,485,402
Canadian Oil Sands Ltd.	3,017	82,559
Canadian Pacific Railway Ltd.	31,032	1,984,240
Canadian Tire Corp. Ltd. Class A	3,448	211,112
Cenovus Energy Inc.	43,638	1,679,845
Centerra Gold Inc.	2,155	42,303
Eldorado Gold Corp.	37,066	639,036
Enbridge Inc.	109,474	3,599,224
EnCana Corp.	43,966	1,291,586
First Quantum Minerals Ltd.	6,896	957,338
Fortis Inc.	6,896	228,819
Gildan Activewear Inc.	6,896	206,992
Goldcorp Inc.	63,357	3,033,885
Husky Energy Inc.	41,376	1,159,994
IAMGOLD Corp.	79,304	1,589,155
Imperial Oil Ltd.	35,773	1,574,664
Inmet Mining Corp.	3,879	268,276
Ivanhoe Mines Ltd.[a]	52,215	1,369,197
Kinross Gold Corp.	109,645	1,792,655
Lululemon Athletica Inc.[a,b]	6,896	417,484
Magna International Inc. Class A	10,344	505,194
Manulife Financial Corp.	97,406	1,549,676
National Bank of Canada	6,896	535,187
Nexen Inc.	65,512	1,530,433
Niko Resources Ltd.	2,155	148,410
Osisko Mining Corp.[a]	9,482	140,816
Pacific Rubiales Energy Corp.	26,722	769,607
Pan American Silver Corp.	4,741	143,251
Penn West Petroleum Ltd.	81,459	1,816,745
Potash Corp. of Saskatchewan Inc.	64,650	3,737,456
Power Corp. of Canada	65,081	1,729,082
Research In Motion Ltd.[a]	38,790	972,850
Rogers Communications Inc. Class B	51,744	1,978,327
Royal Bank of Canada	78,011	4,202,448
Shaw Communications Inc. Class B	103,009	2,329,753
Silver Wheaton Corp.	31,463	1,134,666
Sino-Forest Corp. Class Aa	12,499	95,627

Security	Shares	Value
SNC-Lavalin Group Inc.	44,393	$2,512,882
Sun Life Financial Inc.	46,117	1,276,476
Suncor Energy Inc.	121,111	4,648,205
Talisman Energy Inc.	116,801	2,129,998
Teck Resources Ltd. Class B	56,461	2,801,304
Thomson Reuters Corp.	24,645	848,750
Toronto-Dominion Bank (The)	51,720	4,146,164
TransCanada Corp.	55,599	2,338,986
Valeant Pharmaceuticals International Inc.	17,240	950,219

		92,826,953

CHILE – 0.25%
Banco Santander (Chile) SA SP ADR	7,781	723,477
Corpbanca SA SP ADR[b]	16,809	369,798
LAN Airlines SA SP ADR	113,081	2,960,461
Sociedad Quimica y Minera de Chile SA Series B SP ADR	15,964	1,026,804

		5,080,540

CHINA – 2.42%
Bank of China Ltd. Class H	5,172,000	2,382,126
Belle International Holdings Ltd.	431,000	943,339
Bosideng International Holdings Ltd.	862,000	253,253
Brilliance China Automotive Holdings Ltd.[a,b]	862,000	1,100,378
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class H	110,020	216,808
China Communications Construction Co. Ltd. Class H	862,000	731,005
China Construction Bank Corp. Class H	4,069,260	3,278,588
China COSCO Holdings Co. Ltd. Class H	862,000	602,720
China Dongxiang (Group) Co. Ltd.[b]	431,000	98,426
China Gas Holdings Ltd.[b]	632,000	237,573
China Life Insurance Co. Ltd. Class H	862,000	2,875,361
China Mengniu Dairy Co. Ltd.[b]	431,000	1,492,976
China Merchants Bank Co. Ltd. Class H	215,500	511,482
China Mobile Ltd.	431,000	4,288,158
China National Building Material Co. Ltd. Class H	862,000	1,731,852

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
China Petroleum & Chemical Corp. Class H	1,724,000	$1,700,886
China Shenhua Energy Co. Ltd. Class H	431,000	2,164,815
China Shipping Container Lines Co. Ltd. Class Ha,b	2,586,000	736,535
CNOOC Ltd.	1,724,000	3,852,983
Dongfang Electric Corp. Ltd. Class H	86,200	312,419
Evergrande Real Estate Group Ltd.[b]	431,000	324,031
Fosun International Ltd.[b]	1,077,500	879,197
Fushan International Energy Group Ltd.[b]	862,000	486,600
GCL-Poly Energy Holdings Ltd.[b]	862,000	485,494
GOME Electrical Appliances Holdings Ltd.[b]	862,000	406,974
Great Wall Motor Co. Ltd. Class Hb	215,500	325,137
Guangdong Investment Ltd.	862,000	465,587
Industrial and Commercial Bank of China Ltd. Class H	5,246,260	3,991,317
Kunlun Energy Co. Ltd.	862,000	1,442,104
KWG Property Holdings Ltd.[b]	215,500	150,680
Lee & Man Paper Manufacturing Ltd.[b]	862,000	433,516
Lonking Holdings Ltd.[b]	862,000	437,940
Parkson Retail Group Ltd.[b]	215,500	303,019
PetroChina Co. Ltd. Class H	1,724,000	2,441,845
Ping An Insurance (Group) Co. of China Ltd. Class H	242,000	2,354,955
Shimao Property Holdings Ltd.[b]	431,000	569,543
Sino-Ocean Land Holdings Ltd.[b]	431,000	241,641
Tencent Holdings Ltd.[b]	86,200	2,242,781
Want Want China Holdings Ltd.[b]	1,293,000	1,152,909
Zhaojin Mining Industry Co. Ltd. Class H	215,500	429,645

		49,076,598

COLOMBIA – 0.10%
Bancolombia SA SP ADR	31,463	2,085,997

		2,085,997

CZECH REPUBLIC – 0.16%
CEZ AS	30,250	1,562,802
Komercni Banka AS	7,980	1,781,289

		3,344,091

Security	Shares	Value

DENMARK – 0.37%
Carlsberg A/S Class B	9,482	$932,665
Danske Bank A/Sa	81,489	1,579,503
DSV A/S	18,533	411,769
Novo Nordisk A/S Class B	33,187	4,064,407
Novozymes A/S Class B	3,448	563,256

		7,551,600

EGYPT – 0.08%
Orascom Construction Industries Co. SP GDR	21,656	952,864
Orascom Telecom Holding SAE SP GDR[a,c]	190,123	612,957

		1,565,821

FINLAND – 0.38%
Fortum OYJ	52,151	1,382,662
Metso OYJ	39,221	1,924,714
Nokia OYJ	174,555	1,017,389
Sampo OYJ Class A	61,202	1,870,639
UPM-Kymmene OYJ	103,440	1,615,753

		7,811,157

FRANCE – 3.85%
Accor SA	29,308	1,295,897
Alcatel-Lucent[a]	282,305	1,117,628
ALSTOM	18,964	1,001,621
ArcelorMittal	53,249	1,668,493
Arkema	3,017	295,460
AXA	88,786	1,672,646
BNP Paribas	59,909	3,914,048
Bouygues SA	30,170	1,144,120
Cap Gemini SA	31,463	1,554,174
Carrefour SA	37,928	1,122,753
Compagnie de Saint-Gobain	37,077	2,152,499
Compagnie Generale de Geophysique-Veritas[a]	35,773	1,210,093
Compagnie Generale des Etablissements Michelin Class B	24,567	2,070,862
Credit Agricole SA	96,544	1,195,608
Danone SA	40,127	2,871,593
Edenred SA	29,038	837,056
Essilor International SA	28,877	2,320,056
France Telecom SA	117,232	2,432,598
GDF Suez	61,643	2,022,305

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Groupe Eurotunnel SA	10,824	$115,722
L’Air Liquide SA	17,837	2,459,369
L’Oreal SA	17,240	2,081,254
Lafarge SA	15,582	836,988
LVMH Moet Hennessy Louis Vuitton SA	20,257	3,724,537
Pernod Ricard SA	23,753	2,359,278
PPR SA	11,637	2,157,186
PSA Peugeot Citroen SA	28,877	1,101,311
Renault SA	26,722	1,430,958
Sanofi-Aventis	64,650	5,043,654
Schneider Electric SA	18,964	2,756,467
SES SA Class A FDR	70,684	1,913,126
Societe Generale	34,049	1,699,529
Suez Environnement SA	24,153	448,773
Technip SA	19,826	2,175,494
Total SA	140,075	7,604,655
Unibail-Rodamco SE	8,620	1,924,931
Vallourec SA	19,826	2,026,207
Veolia Environnement	27,153	616,693
Vinci SA	31,894	1,857,100
Vivendi SA	77,149	1,851,969
Wendel	1,293	149,219

		78,233,930

GERMANY – 3.35%
Adidas AG	37,066	2,758,535
Allianz SE Registered	30,601	4,004,241
BASF SE	48,272	4,385,375
Bayer AG	50,427	4,052,890
Bayerische Motoren Werke AG	38,790	3,891,854
Commerzbank AGa	197,152	753,031
Continental AGa	2,155	215,533
Daimler AG Registered	68,960	5,020,181
Deutsche Bank AG Registered	56,183	3,109,912
Deutsche Boerse AGa	15,319	1,137,653
Deutsche Post AG Registered	75,425	1,335,313
Deutsche Telekom AG Registered	165,504	2,578,070
E.ON AG	107,319	2,964,059
Fresenius Medical Care AG & Co. KGaA	31,894	2,448,787
GEA Group AG	2,586	90,171
HeidelbergCement AG	12,499	690,603

Security	Shares	Value
Infineon Technologies AG	75,856	$763,799
K+S AG	25,860	2,072,460
Kabel Deutschland Holding AGa	1,293	72,956
LANXESS AG	6,034	486,956
Linde AG	17,240	3,096,736
MAN SE	16,378	1,949,655
Merck KGaA	13,792	1,477,316
METRO AG	23,705	1,312,660
Muenchener Rueckversicherungs- Gesellschaft AG Registered	14,654	2,170,007
RWE AG	29,308	1,539,115
SAP AG	65,512	4,108,774
Siemens AG Registered	59,909	7,694,658
ThyssenKrupp AG	43,100	1,910,686

		68,091,986

GREECE – 0.02%
National Bank of Greece SA SP ADR[b]	296,483	388,393

		388,393

HONG KONG – 1.29%
AIA Group Ltd.[a]	517,200	1,901,056
Bank of East Asia Ltd. (The)	86,200	332,878
Cheung Kong (Holdings) Ltd.	89,500	1,367,560
China Shanshui Cement Group Ltd.	862,000	1,045,083
Esprit Holdings Ltd.	174,316	507,662
Hang Lung Properties Ltd.	431,000	1,592,508
Hang Seng Bank Ltd.	86,200	1,354,737
Henderson Land Development Co. Ltd.	431,000	2,731,593
Hong Kong and China Gas Co. Ltd. (The)	996,544	2,439,420
Hong Kong Exchanges and
Clearing Ltd.	43,100	889,703
Hutchison Whampoa Ltd.	431,000	5,023,587
New World Development Co. Ltd.	431,000	634,791
Swire Pacific Ltd. Class A	215,500	3,035,718
Wharf (Holdings) Ltd. (The)	470,200	3,459,615

		26,315,911

HUNGARY – 0.11%
OTP Bank Nyrt	38,922	1,132,015
Richter Gedeon Nyrt	5,641	1,128,881

		2,260,896

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
INDIA – 0.96%
Axis Bank Ltd. SP GDR[c]	31,036	$931,080
Dr. Reddy’s Laboratories Ltd. SP ADR	19,105	681,284
HDFC Bank Ltd. SP ADR	99,768	3,467,936
ICICI Bank Ltd. SP ADR	65,775	3,063,142
Infosys Technologies Ltd. SP ADR	59,963	3,730,898
Larsen & Toubro Ltd. SP GDR[c]	19,404	760,637
Reliance Industries Ltd. SP GDR[d]	66,380	2,508,500
Satyam Computer Services Ltd. ADR[a,b]	104,933	392,449
Sterlite Industries (India) Ltd. SP ADR[b]	65,081	961,246
Tata Motors Ltd. SP ADR	62,495	1,338,643
Wipro Ltd. SP ADR	135,443	1,609,063

		19,444,878

INDONESIA – 0.51%
PT Aneka Tambang Tbk	1,508,500	354,837
PT Astra International Tbk	215,500	1,786,857
PT Bank Central Asia Tbk	3,017,000	2,945,145
PT Bank Danamon Indonesia Tbk	431,000	276,266
PT Bank Mandiri Tbk	471,957	435,738
PT Bank Negara Indonesia (Persero) Tbk	746,588	390,746
PT Bank Rakyat Indonesia Tbk	431,000	349,768
PT Bumi Resources Tbk	2,155,000	773,037
PT Charoen Pokphand Indonesia Tbk	1,012,945	324,643
PT Indocement Tunggal Prakarsa Tbk	215,500	391,588
PT Indofood Sukses Makmur Tbk	646,500	482,831
PT International Nickel Indonesia Tbk	431,000	215,437
PT Kalbe Farma Tbk	431,000	176,151
PT Perusahaan Gas Negara Tbk	646,500	302,245
PT Semen Gresik (Persero) Tbk	215,500	239,515
PT Telekomunikasi Indonesia Tbk	215,500	186,289
PT United Tractors Tbk	238,106	764,515

		10,395,608

IRELAND – 0.09%
CRH PLC	33,618	661,834
Elan Corp. PLC[a]	87,062	978,346
Kerry Group PLC Class A	6,465	267,047

		1,907,227

ISRAEL – 0.27%
Israel Chemicals Ltd.	95,327	1,618,336
Makhteshim-Agan Industries Ltd.[a]	15,947	88,173

Security	Shares	Value
Teva Pharmaceutical Industries Ltd.	82,752	$3,805,219

		5,511,728

ITALY – 0.99%
Assicurazioni Generali SpA	50,173	956,028
Atlantia SpA	58,959	1,093,788
Banco Popolare SpA	140,240	270,043
Enel SpA	362,105	2,091,787
Eni SpA	178,434	3,892,300
Fiat Industrial SpA[a]	21,252	281,113
Fiat SpA	57,323	568,787
Finmeccanica SpA	118,292	911,123
Intesa Sanpaolo SpA	305,148	708,612
Mediobanca SpA	162,056	1,496,219
Saipem SpA	48,272	2,523,567
Snam Rete Gas SpA	363,421	2,100,434
Telecom Italia SpA	840,550	1,059,907
UniCredit SpA	770,664	1,384,306
Unione di Banche Italiane ScpA	166,029	800,687

		20,138,701

JAPAN – 8.24%
AEON Co. Ltd.	129,300	1,626,510
AEON Credit Service Co. Ltd.	129,300	1,817,470
Aisin Seiki Co. Ltd.	43,100	1,660,570
Asahi Breweries Ltd.	86,200	1,822,495
Astellas Pharma Inc.	43,100	1,672,854
Bank of Yokohama Ltd. (The)	431,000	2,110,610
Bridgestone Corp.	88,400	2,191,963
Canon Inc.	86,200	4,187,719
Casio Computer Co. Ltd.	43,100	304,866
Chubu Electric Power Co. Inc.	86,200	1,476,310
Chugoku Electric Power Co. Inc. (The)	43,100	694,603
Chuo Mitsui Trust Holdings Inc.	623,080	2,292,457
Dai-ichi Life Insurance Co. Ltd. (The)	431	609,173
Daiichi Sankyo Co. Ltd.	86,200	1,778,943
Daikin Industries Ltd.	43,100	1,529,355
Denso Corp.	86,200	3,075,461
East Japan Railway Co.	43,100	2,702,474
Eisai Co. Ltd.	43,100	1,747,675
FUJIFILM Holdings Corp.	43,100	1,302,660
Fujitsu Ltd.	431,000	2,534,966
Gree Inc.[a]	43,100	986,626
Hitachi Ltd.	433,000	2,686,967

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Honda Motor Co. Ltd.	86,200	$3,439,513
Hoya Corp.	86,200	2,091,626
ITOCHU Corp.	43,100	496,943
Japan Prime Realty Investment Corp.	431	1,112,258
Japan Tobacco Inc.	431	1,954,269
JFE Holdings Inc.	43,100	1,172,561
JTEKT Corp.	43,100	633,741
JX Holdings Inc.	258,680	1,866,625
Kansai Electric Power Co. Inc. (The)	129,300	2,174,263
Kao Corp.	43,100	1,217,789
Kobe Steel Ltd.	862,000	1,898,432
Komatsu Ltd.	129,300	4,031,935
Kyocera Corp.	43,100	4,606,490
Marubeni Corp.	431,000	3,227,335
Mitsubishi Chemical Holdings Corp.	431,000	3,366,926
Mitsubishi Corp.	86,200	2,303,804
Mitsubishi Heavy Industries Ltd.	431,000	2,010,105
Mitsubishi Motors Corp.[a,b]	862,000	1,127,892
Mitsubishi UFJ Financial Group Inc.	905,100	4,596,440
Mitsubishi UFJ Lease & Finance Co. Ltd.	34,480	1,487,478
Mitsui & Co. Ltd.	86,200	1,624,835
Mizuho Financial Group Inc.	1,207,000	1,985,866
Murata Manufacturing Co. Ltd.	43,100	2,797,396
NEC Corp.[a]	394,000	898,355
Nippon Steel Corp.	431,000	1,451,742
Nippon Telegraph and Telephone Corp.	44,200	2,175,930
Nishi-Nippon City Bank Ltd. (The)	431,000	1,323,319
Nissan Motor Co. Ltd.	258,600	2,753,844
Nitto Denko Corp.	43,100	2,077,108
Nomura Holdings Inc.	301,700	1,469,610
NTT DoCoMo Inc.	1,293	2,370,249
NTT Urban Development Corp.	431	394,762
ORIX Corp.	17,240	1,862,697
Panasonic Corp.	86,200	1,030,737
Rakuten Inc.	431	437,198
Resona Holdings Inc.	129,300	639,883
SBI Holdings Inc.	6,034	591,753
Secom Co. Ltd.	43,100	2,152,487
Seven & I Holdings Co. Ltd.	86,200	2,451,211
Shin-Etsu Chemical Co. Ltd.	43,100	2,325,580
SoftBank Corp.	86,200	3,361,342
Sojitz Corp.	129,300	254,613

Security	Shares	Value
Sony Corp.	86,200	$2,174,263
Sumitomo Chemical Co. Ltd.	431,000	2,188,781
Sumitomo Corp.	172,400	2,429,994
Sumitomo Electric Industries Ltd.	172,400	2,577,401
Sumitomo Metal Industries Ltd.	862,000	2,065,941
Sumitomo Mitsui Financial Group Inc.	86,200	2,718,109
Suzuki Motor Corp.	86,200	2,000,054
T&D Holdings Inc.	43,100	1,055,305
Takeda Pharmaceutical Co. Ltd.	43,100	2,051,982
TDK Corp.	43,100	2,227,866
Terumo Corp.	43,100	2,417,710
Tokio Marine Holdings Inc.	86,200	2,540,549
Tokyo Electric Power Co. Inc. (The)	86,200	474,608
Tokyo Electron Ltd.	43,100	2,322,788
Toray Industries Inc.	431,000	3,344,591
Toshiba Corp.	431,000	2,233,450
Toyota Motor Corp.	215,500	8,808,168
USS Co. Ltd.	4,310	342,835
Yamada Denki Co. Ltd.	17,240	1,373,572

		167,407,636

MEXICO – 0.68%
Alfa SAB de CV Series A	43,100	633,763
America Movil SAB de CV Series L	2,155,000	2,776,570
Cemex SAB de CV CPO[a]	1,346,225	947,561
Compartamos SAB de CV	43,100	77,531
Fomento Economico Mexicano SAB de CV BD Units	344,800	2,491,861
Grupo Financiero Banorte SAB de CV Series O	43,100	188,373
Grupo Mexico SAB de CV Series B	215,500	793,857
Grupo Televisa SA CPO	474,100	2,109,275
Industrias Penoles SAB de CV	6,465	278,863
Telefonos de Mexico SAB de CV Series L	1,336,100	1,080,475
Wal-Mart de Mexico SAB de CV Series V	905,100	2,497,370

		13,875,499

NETHERLANDS – 1.09%
AEGON NVa	139,644	805,885
Akzo Nobel NV	28,446	1,745,035
ASML Holding NV	31,032	1,114,156
Heineken NV	31,032	1,840,799

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
ING Groep NV CVA[a]	247,516	$2,674,718
Koninklijke Ahold NV	91,372	1,219,529
Koninklijke DSM NV	31,032	1,766,552
Koninklijke KPN NV	110,767	1,583,127
Koninklijke Philips Electronics NV	85,510	2,131,932
Reed Elsevier NV	117,663	1,572,461
TNT Express NVa	57,270	580,194
TNT NV	62,094	486,209
Unilever NV CVA	92,008	2,994,682
Wolters Kluwer NV	79,304	1,648,999

		22,164,278

NORWAY – 0.37%
Aker Solutions ASA	6,034	106,010
DnB NOR ASA	141,592	2,062,497
Orkla ASA	204,894	1,925,171
Renewable Energy Corp. ASA[a]	35,342	65,825
Statoil ASA	46,550	1,148,232
Subsea 7 SAa	21,550	568,708
Telenor ASA	93,527	1,563,420

		7,439,863

PERU – 0.14%
Compania de Minas Buenaventura SA SP ADR	39,652	1,623,353
Credicorp Ltd.	7,327	715,848
Southern Copper Corp.	15,947	544,749

		2,883,950

PHILIPPINE ISLANDS – 0.20%
Aboitiz Equity Ventures Inc.	172,400	171,418
Aboitiz Power Corp.	560,300	432,125
Alliance Global Group Inc.[a]	301,700	82,907
Ayala Land Inc.	301,700	120,422
Banco de Oro Unibank Inc.	380,080	576,794
Bank of the Philippine Islands	277,042	392,487
Jollibee Foods Corp.	172,400	355,723
Manila Electric Co.	90,510	599,248
Metropolitan Bank & Trust Co.	372,383	679,992
Philippine Long Distance Telephone Co.	8,620	490,935
SM Prime Holdings Inc.	862,000	236,058

		4,138,109

POLAND – 0.17%
Bank Handlowy w Warszawie SA	7,758	229,229

Security	Shares	Value
Bank Millennium SA	181,882	$347,834
Bank Pekao SA	3,448	197,078
BRE Bank SAa	2,155	246,270
Cyfrowy Polsat SAa	37,066	214,120
Getin Holding SAa	56,077	228,368
Globe Trade Centre SAa	26,722	158,201
Kernel Holding SAa	12,180	320,337
KGHM Polska Miedz SA	11,206	767,559
Powszechna Kasa Oszczednosci Bank Polski SA	14,223	209,845
Synthos SA	206,018	425,038
TVN SA	32,756	198,625

		3,542,504

PORTUGAL – 0.07%
Energias de Portugal SA	373,899	1,300,249
Jeronimo Martins SGPS SA	4,741	92,893

		1,393,142

RUSSIA – 1.03%
Gazprom OAO SP ADR[a]	386,370	5,559,864
LUKOIL OAO SP ADR	33,845	2,272,692
Magnit OJSC SP GDR[a,c]	13,792	425,483
Mechel OAO SP ADR	26,722	664,843
MMC Norilsk Nickel OJSC SP ADR[a]	47,451	1,268,840
Mobile TeleSystems OJSC SP ADR	67,236	1,262,692
NovaTek OAO SP GDR[c]	14,223	2,215,943
Novolipetsk Steel OJSC SP GDR[c]	6,896	258,600
RusHydro OJSC SP ADR	44,566	222,830
Sberbank of Russia SP ADR	118,600	1,751,722
Surgutneftegas OJSC SP ADR[a]	159,911	1,623,097
Tatneft OAO SP ADR	28,202	1,179,690
TMK OAO SP GDR[c]	37,066	653,103
Uralkali OJSC SP GDR[a,c]	32,325	1,592,330

		20,951,729

SINGAPORE – 0.70%
CapitaLand Ltd.[b]	862,000	2,076,677
Genting Singapore PLC[a]	431,000	680,291
Hutchison Port Holdings Trust[a,b]	431,000	327,560
Keppel Corp. Ltd.	469,400	4,316,725
Neptune Orient Lines Ltd.	862,000	1,031,178
Noble Group Ltd.	431,000	669,549
Singapore Exchange Ltd.[b]	431,000	2,674,617

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Singapore Telecommunications Ltd.	862,000	$2,406,081

		14,182,678

SOUTH AFRICA – 0.97%
AngloGold Ashanti Ltd.	12,499	523,399
Barloworld Ltd.	24,998	240,279
FirstRand Ltd.	701,237	2,013,716
Gold Fields Ltd.	96,544	1,490,516
Impala Platinum Holdings Ltd.	56,461	1,442,152
MMI Holdings Ltd.	109,954	278,555
MTN Group Ltd.	116,912	2,524,521
Naspers Ltd. Class N	51,720	2,760,805
Pretoria Portland Cement Co. Ltd.	11,206	43,085
Sanlam Ltd.	832,261	3,353,651
Sappi Ltd.[a]	48,703	221,292
Sasol Ltd.	43,531	2,179,015
Standard Bank Group Ltd.	182,313	2,644,875

		19,715,861

SOUTH KOREA – 1.58%
KB Financial Group Inc. SP ADR	53,882	2,673,086
Korea Electric Power Corp. SP ADR[a]	261,755	3,162,000
KT Corp. SP ADR[b]	179,555	3,548,007
LG Display Co. Ltd. SP ADR	159,039	2,042,061
POSCO SP ADR	47,410	5,205,618
Samsung Electronics Co. Ltd. SP GDR	20,688	8,235,893
Shinhan Financial Group Co. Ltd. SP ADR	33,210	3,188,824
SK Telecom Co. Ltd. SP ADR	253,162	4,030,339

		32,085,828

SPAIN – 1.34%
Acciona SA	9,051	939,965
Actividades de Construcciones y Servicios SA	51,720	2,191,374
Banco Bilbao Vizcaya Argentaria SA	331,018	3,495,721
Banco de Sabadell SAb	276,487	1,036,587
Banco Popular Espanol SA	213,661	1,108,689
Banco Santander SA	469,819	4,945,328
Distribuidora Internacional Alimentacion SAa,b	37,928	160,782
Ferrovial SA	9,051	115,769
Iberdrola SA	282,962	2,305,109
Industria de Diseno Textil SA	29,739	2,698,285

Security	Shares	Value
International Consolidated Airlines Group SAa	34,142	$132,615
Repsol YPF SA	91,803	2,905,559
Telefonica SA	231,016	5,162,135

		27,197,918

SWEDEN – 1.21%
Atlas Copco AB Class A	132,748	3,137,892
Boliden AB	15,947	276,079
Hennes & Mauritz AB Class B	80,166	2,733,777
Hexagon AB Class B	5,603	114,056
Nordea Bank AB	239,650	2,549,367
Sandvik AB	137,920	2,201,857
Scania AB Class B	93,096	1,812,432
Skandinaviska Enskilda Banken AB Class A	54,306	414,205
SKF AB Class B	4,741	124,996
Svenska Handelsbanken AB Class A	76,718	2,414,294
Swedbank AB Class A	41,807	733,055
Telefonaktiebolaget LM Ericsson Class B	252,571	3,175,332
TeliaSonera AB	294,804	2,253,217
Volvo AB Class B	159,470	2,576,236

		24,516,795

SWITZERLAND – 3.22%
ABB Ltd. Registered[a]	158,292	3,811,700
Actelion Ltd. Registered[a]	1,724	87,709
Adecco SA Registered[a]	32,376	1,951,515
Aryzta AG	5,172	282,813
Compagnie Financiere Richemont SA Class A Bearer	40,992	2,654,963
Credit Suisse Group AG Registered[a]	76,106	2,748,004
GAM Holding AGa	31,912	495,968
Geberit AG Registered[a]	1,293	305,451
Givaudan SA Registered[a]	431	472,175
Holcim Ltd. Registered[a]	35,406	2,434,668
Julius Baer Group Ltd.[a]	25,763	1,098,572
Lindt & Spruengli AG Participation Certificates	862	2,805,164
Lonza Group AG Registered[a]	3,987	340,175
Nestle SA Registered	243,232	15,506,734
Novartis AG Registered	142,035	8,739,784
Roche Holding AG Genusschein	49,067	8,814,878

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Sulzer AG Registered	862	$125,549
Swatch Group AG (The) Bearer	1,293	702,439
Swiss Re Ltd.[a]	29,855	1,678,349
Syngenta AG Registered[a]	7,391	2,372,397
Transocean Ltd.	23,705	1,449,006
UBS AG Registered[a]	251,273	4,179,382
Zurich Financial Services AG Registered[a]	9,599	2,288,318

		65,345,713

TAIWAN – 1.25%
Advanced Semiconductor Engineering Inc. SP ADR[a,b]	517,200	2,746,332
AU Optronics Corp. SP ADR	234,480	1,291,985
Chunghwa Telecom Co. Ltd. SP ADR	192,330	6,685,391
Hon Hai Precision Industry Co. Ltd. SP GDR[c]	504,533	2,858,179
Siliconware Precision Industries Co. Ltd. SP ADR	409,099	2,016,858
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	624,627	7,720,390
United Microelectronics Corp. SP ADR	879,267	2,022,314

		25,341,449

THAILAND – 0.32%
Bangkok Bank PCL NVDR	389,380	2,271,655
BEC World PCL NVDR	344,800	473,992
Charoen Pokphand Foods PCL NVDR	646,500	688,227
Glow Energy PCL NVDR	215,500	408,240
Indorama Ventures PCL NVDR	278,733	408,871
Kasikornbank PCL NVDR	477,423	2,257,054
Thai Airways International PCL NVDR	30,199	28,604

		6,536,643

TURKEY – 0.22%
Akbank TAS	49,996	220,005
Anadolu Efes Biracilik ve Malt Sanayii AS	29,739	395,432
Arcelik AS	43,100	198,397
Asya Katilim Bankasi ASa	539,819	769,285
BIM Birlesik Magazalar AS	9,051	310,317
Coca-Cola Icecek AS	18,102	262,285
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	344,800	530,430
TAV Havalimanlari Holding ASa	43,531	214,397

Security	Shares	Value
Turk Hava Yollari Anonim Ortakligi[a]	145,609	$273,489
Turkiye Garanti Bankasi AS	121,111	538,720
Turkiye Halk Bankasi AS	23,554	166,427
Turkiye Is Bankasi AS	53,444	154,555
Turkiye Sise ve Cam Fabrikalari AS	95,000	209,022
Turkiye Vakiflar Bankasi TAO Class D	73,272	154,662

		4,397,423

UNITED KINGDOM – 8.29%
3i Group PLC	214,207	943,398
Anglo American PLC	75,157	3,577,736
ARM Holdings PLC	57,754	553,651
AstraZeneca PLC	96,544	4,711,520
Aviva PLC	201,277	1,317,620
BAE Systems PLC	289,632	1,445,310
Barclays PLC	838,295	3,068,616
BG Group PLC	221,534	5,251,077
BHP Billiton PLC	148,277	5,532,406
BP PLC	1,275,329	9,650,815
British American Tobacco PLC	107,757	4,988,987
British Land Co. PLC	183,606	1,763,127
British Sky Broadcasting Group PLC	88,489	1,034,213
BT Group PLC	551,680	1,820,221
Carnival PLC	36,204	1,257,515
Centrica PLC	515,476	2,594,307
Compass Group PLC	242,222	2,284,254
Diageo PLC	147,402	3,012,406
Experian PLC	230,585	3,037,504
GlaxoSmithKline PLC	335,749	7,517,439
HSBC Holdings PLC	1,165,448	11,373,276
Imperial Tobacco Group PLC	65,512	2,276,578
International Power PLC	283,359	1,421,914
J Sainsbury PLC	235,326	1,174,701
Johnson Matthey PLC	55,168	1,847,388
Land Securities Group PLC	120,278	1,688,080
Legal & General Group PLC	770,197	1,418,520
Lloyds Banking Group PLC[a]	2,612,722	1,859,187
Lonmin PLC	27,662	576,671
Man Group PLC	202,139	739,275
Marks & Spencer Group PLC	236,188	1,342,226
National Grid PLC	266,817	2,614,741
Old Mutual PLC	830,968	1,733,687
Pearson PLC	107,319	2,068,167

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Prudential PLC	187,485	$2,123,520
Reckitt Benckiser Group PLC	39,652	2,250,118
Reed Elsevier PLC	178,865	1,626,582
Rio Tinto PLC	106,457	7,514,213
Rolls-Royce Group PLC[a]	256,445	2,746,727
Royal Bank of Scotland Group PLC[a]	757,267	443,646
Royal Dutch Shell PLC Class A	239,327	8,778,350
Royal Dutch Shell PLC Class B	170,245	6,258,442
SABMiller PLC	92,234	3,459,538
Scottish & Southern Energy PLC	88,786	1,904,851
Shire PLC	90,079	3,133,252
Smith & Nephew PLC	116,801	1,228,982
Standard Chartered PLC	151,437	3,872,936
Standard Life PLC	407,295	1,324,446
Tesco PLC	526,251	3,312,398
Tullow Oil PLC	11,206	226,254
Unilever PLC	96,544	3,087,131
Vodafone Group PLC	3,476,015	9,814,110
Wm Morrison Supermarkets PLC	314,630	1,502,397
Wolseley PLC	40,566	1,208,592
WPP PLC	160,332	1,827,819
Xstrata PLC	151,434	3,220,339

		168,361,176

UNITED STATES – 42.77%
3M Co.	48,703	4,243,979
Abbott Laboratories	99,561	5,109,471
Abercrombie & Fitch Co. Class A	1,293	94,544
Accenture PLC Class A	63,788	3,772,422
ACE Ltd.	37,497	2,511,549
Adobe Systems Inc.[a]	60,340	1,672,625
Advanced Micro Devices Inc.[a,b]	21,550	158,177
AES Corp. (The)[a]	115,508	1,421,903
Aetna Inc.	37,066	1,537,868
Aflac Inc.	34,911	1,608,001
Agilent Technologies Inc.[a]	6,465	272,564
Air Products and Chemicals Inc.	23,274	2,065,102
Akamai Technologies Inc.[a,b]	16,378	396,675
Alcoa Inc.	71,546	1,053,873
Alexion Pharmaceuticals Inc.[a,b]	5,603	318,250
Allergan Inc.	33,618	2,733,480
Allstate Corp. (The)	47,410	1,314,205
Alpha Natural Resources Inc.[a]	10,344	441,792

Security	Shares	Value
Altera Corp.	1,724	$70,477
Altria Group Inc.	154,298	4,058,037
Amazon.com Inc.[a]	29,308	6,521,616
American Electric Power Co. Inc.	51,289	1,890,513
American Express Co.	62,064	3,105,683
American International Group Inc.[a]	7,218	207,157
American Tower Corp. Class Aa	53,444	2,807,413
Ameriprise Financial Inc.	36,635	1,981,954
Amgen Inc.[a]	72,408	3,960,718
Anadarko Petroleum Corp.	37,497	3,095,752
Apache Corp.	25,429	3,146,076
Apollo Group Inc. Class Aa	18,964	963,940
Apple Inc.[a,b]	65,081	25,412,829
Applied Materials Inc.	122,404	1,508,017
Archer-Daniels-Midland Co.	49,565	1,505,785
AT&T Inc.	396,951	11,614,786
Automatic Data Processing Inc.	54,737	2,818,408
AvalonBay Communities Inc.	2,155	289,179
Avon Products Inc.	55,599	1,458,362
Baker Hughes Inc.	31,894	2,467,958
Bank of America Corp.	698,220	6,779,716
Bank of New York Mellon Corp. (The)	74,994	1,883,099
Baxter International Inc.	40,083	2,331,628
BB&T Corp.	66,374	1,704,484
Becton, Dickinson and Co.	18,102	1,513,508
Bed Bath & Beyond Inc.[a,b]	37,928	2,218,409
Berkshire Hathaway Inc. Class Ba	49,134	3,644,269
Best Buy Co. Inc.	33,618	927,857
Biogen Idec Inc.[a]	25,860	2,634,358
BlackRock Inc.[e]	6,465	1,153,744
Boeing Co. (The)	52,151	3,675,081
BorgWarner Inc.[a]	1,293	102,949
Boston Properties Inc.	13,896	1,491,875
Boston Scientific Corp.[a]	142,661	1,021,453
Bristol-Myers Squibb Co.	132,915	3,809,344
Broadcom Corp. Class Aa	9,051	335,521
Bunge Ltd.[b]	3,448	237,257
C.H. Robinson Worldwide Inc.	39,652	2,867,236
C.R. Bard Inc.	16,378	1,616,181
CA Inc.	81,459	1,816,536
Cablevision NY Group Class A	6,749	164,406
Calpine Corp.[a]	17,240	280,150
Capital One Financial Corp.	37,497	1,792,357

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Cardinal Health Inc.	35,773	$1,565,426
CareFusion Corp.[a]	17,743	468,238
CarMax Inc.[a]	7,758	248,023
Carnival Corp.	52,151	1,736,628
Caterpillar Inc.	38,359	3,789,486
CB Richard Ellis Group Inc. Class Aa	10,344	225,499
CBS Corp. Class B NVS	78,442	2,146,958
Celanese Corp. Series A	1,724	95,044
Celgene Corp.[a,b]	38,790	2,300,247
CenturyLink Inc.	42,598	1,580,812
CF Industries Holdings Inc.	2,586	401,658
Charles Schwab Corp. (The)	109,043	1,628,012
Chesapeake Energy Corp.	51,289	1,761,777
Chevron Corp.	136,196	14,167,108
Chipotle Mexican Grill Inc.[a,b]	1,724	559,576
Chubb Corp. (The)	41,376	2,585,172
Church & Dwight Co. Inc.	13,792	556,369
CIGNA Corp.	30,601	1,523,012
Cisco Systems Inc.	397,813	6,353,074
Citigroup Inc.	207,215	7,944,623
Citrix Systems Inc.[a]	4,741	341,542
Cliffs Natural Resources Inc.	7,758	696,824
Clorox Co. (The)	7,327	524,540
CME Group Inc.	4,310	1,246,409
Coach Inc.	40,083	2,587,758
Coca-Cola Co. (The)	133,179	9,057,504
Coca-Cola Enterprises Inc.	8,620	242,308
Cognizant Technology Solutions Corp. Class Aa	41,376	2,890,941
Colgate-Palmolive Co.	38,790	3,273,100
Comcast Corp. Class A	83,614	2,008,408
Comcast Corp. Class A Special	52,151	1,217,204
Comerica Inc.	8,740	279,942
ConAgra Foods Inc.	82,752	2,119,279
Concho Resources Inc.[a]	6,896	645,328
ConocoPhillips	93,096	6,701,981
CONSOL Energy Inc.	22,494	1,205,678
Consolidated Edison Inc.	16,809	884,153
Constellation Energy Group Inc.	26,291	1,020,880
Cooper Industries PLC	29,408	1,538,332
Corning Inc.	119,387	1,899,447
Costco Wholesale Corp.	33,618	2,630,608
Coventry Health Care Inc.[a]	29,308	937,856

Security	Shares	Value
Covidien PLC	41,376	$2,101,487
Cree Inc.[a,b]	3,448	113,301
Crown Castle International Corp.[a,b]	15,085	654,689
CSX Corp.	133,179	3,272,208
Cummins Inc.	12,499	1,310,895
CVS Caremark Corp.	95,682	3,478,041
D.R. Horton Inc.	13,792	163,849
Danaher Corp.	56,892	2,793,966
Deere & Co.	26,722	2,097,944
Dell Inc.[a]	134,472	2,183,825
Delta Air Lines Inc.[a]	39,652	312,854
Devon Energy Corp.	31,463	2,476,138
DIRECTV Class Aa	72,408	3,669,637
Discover Financial Services	12,499	320,099
Dollar Tree Inc.[a,b]	6,465	428,177
Dominion Resources Inc.	51,720	2,505,834
Dover Corp.	40,514	2,449,882
Dow Chemical Co. (The)	69,391	2,419,664
Dr Pepper Snapple Group Inc.	28,446	1,074,121
Duke Energy Corp.	123,697	2,300,764
Duke Realty Corp.	7,758	108,922
E.I. du Pont de Nemours and Co.	59,909	3,080,521
Eaton Corp.	54,306	2,603,973
eBay Inc.[a]	81,459	2,667,782
Edison International	41,376	1,575,184
El Paso Corp.	113,353	2,329,404
Electronic Arts Inc.[a]	44,393	987,744
Eli Lilly and Co.	69,391	2,657,675
EMC Corp.[a,b]	163,780	4,271,382
Emerson Electric Co.	40,945	2,009,990
Entergy Corp.	19,826	1,324,377
EOG Resources Inc.	21,981	2,242,062
Equity Residential[b]	48,845	3,019,598
Exelon Corp.	37,497	1,652,493
Expedia Inc.	11,206	355,118
Expeditors International of Washington Inc.	51,289	2,447,511
Express Scripts Inc.[a,b]	44,824	2,432,150
Exxon Mobil Corp.	344,800	27,511,592
F5 Networks Inc.[a]	7,758	725,218
Family Dollar Stores Inc.	6,034	320,466
FedEx Corp.	24,567	2,134,381
Fifth Third Bancorp	80,166	1,014,100

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
FirstEnergy Corp.	30,170	$1,347,091
Fluor Corp.	28,446	1,807,174
FMC Technologies Inc.[a,b]	6,034	275,150
Ford Motor Co.[a]	218,948	2,673,355
Fortune Brands Inc.	3,879	233,555
Foster Wheeler AGa,b	7,758	210,242
Franklin Resources Inc.	19,826	2,517,109
Freeport-McMoRan Copper & Gold Inc.	62,926	3,332,561
Frontier Communications Corp.	65,081	487,457
Gap Inc. (The)[b]	64,650	1,247,099
General Dynamics Corp.	24,718	1,684,285
General Electric Co.	706,840	12,659,504
General Growth Properties Inc.[b]	25,771	433,211
General Mills Inc.	71,115	2,656,145
General Motors Co.[a]	37,497	1,037,917
Genworth Financial Inc. Class Aa	31,463	261,772
Gilead Sciences Inc.[a]	66,374	2,811,603
Goldman Sachs Group Inc. (The)	34,518	4,658,894
Goodyear Tire & Rubber Co. (The)[a]	32,756	529,665
Google Inc. Class Aa	17,240	10,407,616
Green Mountain Coffee Roasters Inc.[a]	7,327	761,642
H.J. Heinz Co.	53,444	2,813,292
Halliburton Co.	70,253	3,844,947
Harley-Davidson Inc.	12,499	542,332
Harris Corp.	3,879	154,656
Hartford Financial Services Group Inc. (The)	29,404	688,642
HCP Inc.	6,465	237,459
Hess Corp.	23,705	1,625,215
Hewlett-Packard Co.	137,920	4,849,267
HollyFrontier Corp.	6,034	454,903
Home Depot Inc. (The)	124,128	4,335,791
Honeywell International Inc.	45,255	2,403,040
Host Hotels & Resorts Inc.[b]	29,739	471,363
Human Genome Sciences Inc.[a]	10,344	217,327
Humana Inc.	20,862	1,555,888
Illinois Tool Works Inc.	44,393	2,210,771
Illumina Inc.[a,b]	5,603	349,907
Ingersoll-Rand PLC	50,008	1,871,299
Intel Corp.	376,694	8,411,577
International Business Machines Corp.	87,493	15,910,602
International Game Technology	54,875	1,020,126
International Paper Co.	60,771	1,804,899

Security	Shares	Value
Intuit Inc.[a]	50,858	$2,375,069
Intuitive Surgical Inc.[a]	862	345,274
ITT Corp.	37,497	2,000,090
J.C. Penney Co. Inc.	31,032	954,544
J.M. Smucker Co. (The)	7,327	570,920
Jacobs Engineering Group Inc.[a]	28,015	1,096,507
Johnson & Johnson	177,141	11,476,965
Johnson Controls Inc.	64,219	2,372,892
Joy Global Inc.	5,603	526,234
JPMorgan Chase & Co.	265,065	10,721,879
Juniper Networks Inc.[a]	57,323	1,340,785
Kellogg Co.	41,376	2,307,953
KeyCorp	44,393	356,920
Kimberly-Clark Corp.	34,911	2,281,783
Kimco Realty Corp.	13,361	254,260
Kohl’s Corp.	36,204	1,980,721
Kraft Foods Inc. Class A	102,586	3,526,907
Kroger Co. (The)	68,960	1,715,035
L-3 Communications Holdings Inc.	19,826	1,568,633
Laboratory Corp. of America Holdings[a,b]	18,533	1,682,055
Las Vegas Sands Corp.[a]	23,705	1,118,402
Legg Mason Inc.	31,032	912,961
Liberty Media Corp. – Liberty Interactive Group Series Aa	28,446	466,799
Limited Brands Inc.	11,206	424,259
Lincoln National Corp.	31,032	822,348
Lockheed Martin Corp.	23,705	1,795,180
Lorillard Inc.	10,775	1,144,521
Lowe’s Companies Inc.	114,215	2,464,760
LyondellBasell Industries NV Class A	19,395	765,327
M&T Bank Corp.	2,155	185,847
Macerich Co. (The)	6,896	366,384
Macy’s Inc.	59,047	1,704,687
Marathon Oil Corp.	57,323	1,775,293
Marathon Petroleum Corp.[a]	26,400	1,156,056
Marriott International Inc. Class A	49,996	1,624,870
Marsh & McLennan Companies Inc.	86,200	2,542,038
Masco Corp.	12,068	127,317
MasterCard Inc. Class A	4,331	1,313,376
Mattel Inc.	7,758	206,828
McDonald’s Corp.	72,839	6,299,117
McGraw-Hill Companies Inc. (The)	41,376	1,721,242

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
McKesson Corp.	26,291	$2,132,726
Mead Johnson Nutrition Co. Class A	25,941	1,851,409
Medco Health Solutions Inc.[a]	35,773	2,249,406
Medtronic Inc.	74,563	2,687,996
Merck & Co. Inc.	213,345	7,281,465
MetLife Inc.	47,410	1,953,766
MGM Resorts International[a,b]	35,773	540,530
Micron Technology Inc.[a]	31,463	231,882
Microsoft Corp.	531,423	14,560,990
Monsanto Co.	35,342	2,596,930
Moody’s Corp.	48,272	1,718,966
Morgan Stanley	82,080	1,826,280
Mosaic Co. (The)	16,764	1,185,550
Motorola Mobility Holdings Inc.[a]	28,877	646,267
Motorola Solutions Inc.[a]	32,942	1,478,766
Murphy Oil Corp.	26,291	1,688,408
National Oilwell Varco Inc.	36,204	2,916,956
NetApp Inc.[a]	13,361	634,915
Netflix Inc.[a,b]	3,879	1,031,775
New York Community Bancorp Inc.	12,068	163,280
Newell Rubbermaid Inc.	10,344	160,539
Newmont Mining Corp.	49,565	2,756,310
News Corp. Class A NVS	114,646	1,836,629
NextEra Energy Inc.	33,187	1,833,582
NII Holdings Inc.[a]	8,620	365,057
Nike Inc. Class B	34,911	3,147,227
Noble Corp.[b]	40,945	1,509,642
Noble Energy Inc.	23,274	2,319,952
Nordstrom Inc.	5,603	281,046
Norfolk Southern Corp.	39,652	3,001,656
Northern Trust Corp.	29,841	1,340,010
Northrop Grumman Corp.	26,722	1,616,948
NRG Energy Inc.[a]	53,928	1,322,315
NSTAR	12,068	534,974
Nucor Corp.	34,911	1,357,689
NVIDIA Corp.[a]	71,115	983,520
O’Reilly Automotive Inc.[a,b]	4,741	282,090
Occidental Petroleum Corp.	57,754	5,670,288
Omnicom Group Inc.	46,979	2,204,255
Oracle Corp.	279,719	8,553,807
Owens-Illinois Inc.[a]	39,652	918,737
PACCAR Inc.	50,427	2,158,780
Parker Hannifin Corp.	29,739	2,349,976

Security	Shares	Value
Paychex Inc.	63,357	$1,788,568
Peabody Energy Corp.	34,911	2,006,335
PepsiCo Inc.	102,578	6,569,095
Pfizer Inc.	557,283	10,722,125
PG&E Corp.	56,892	2,357,036
Philip Morris International Inc.	137,489	9,785,092
Pioneer Natural Resources Co.	3,017	280,551
PNC Financial Services Group Inc. (The)[e]	42,694	2,317,857
PPL Corp.	44,824	1,250,590
Praxair Inc.	26,291	2,724,799
Precision Castparts Corp.	18,102	2,921,301
Priceline.com Inc.[a,b]	3,017	1,622,090
Principal Financial Group Inc.	38,359	1,059,859
Procter & Gamble Co. (The)	184,899	11,369,440
Progress Energy Inc.	21,119	987,102
Progressive Corp. (The)	119,818	2,358,018
ProLogis Inc.	18,533	660,331
Prudential Financial Inc.	29,739	1,745,085
Public Service Enterprise Group Inc.	46,117	1,510,332
Public Storage	27,584	3,299,874
Pulte Group Inc.[a]	23,274	159,892
QEP Resources Inc.	29,308	1,284,570
QUALCOMM Inc.	122,835	6,728,901
Quest Diagnostics Inc.	21,981	1,187,194
Raytheon Co.	33,618	1,503,733
Red Hat Inc.[a,b]	6,896	290,184
Regions Financial Corp.	68,098	414,717
Republic Services Inc.	6,465	187,679
Reynolds American Inc.	66,374	2,336,365
Royal Caribbean Cruises Ltd.[a]	3,448	105,578
Safeway Inc.	60,771	1,225,751
Salesforce.com Inc.[a]	9,051	1,309,770
SanDisk Corp.[a,b]	24,998	1,063,165
Sara Lee Corp.	15,085	288,274
SBA Communications Corp. Class Aa,b	12,930	493,538
Schlumberger Ltd.	104,302	9,425,772
Seagate Technology PLC	56,892	790,230
Sempra Energy	39,221	1,988,112
Simon Property Group Inc.	26,293	3,168,569
Sirius XM Radio Inc.[a,b]	100,854	212,802
SLM Corp.	73,354	1,143,589
Southern Co.	61,633	2,436,969

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
Southwestern Energy Co.[a,b]	40,083	$1,786,098
Spectra Energy Corp.	96,544	2,608,619
Sprint Nextel Corp.[a]	249,549	1,055,592
St. Jude Medical Inc.	36,635	1,703,528
Staples Inc.	86,636	1,391,374
Starbucks Corp.	83,614	3,352,085
Starwood Hotels & Resorts Worldwide Inc.	28,446	1,563,392
State Street Corp.	31,463	1,304,771
Stryker Corp.	28,015	1,522,335
SunTrust Banks Inc.	47,841	1,171,626
Symantec Corp.[a]	106,026	2,020,856
Sysco Corp.	42,238	1,292,060
T. Rowe Price Group Inc.	36,635	2,080,868
Target Corp.	56,461	2,907,177
TE Connectivity Ltd.	47,841	1,647,166
Teradata Corp.[a]	1,724	94,751
Texas Instruments Inc.	103,009	3,064,518
Textron Inc.	35,187	813,875
Thermo Fisher Scientific Inc.[a]	37,928	2,279,094
Tiffany & Co.	3,879	308,730
Time Warner Cable Inc.	20,709	1,518,177
Time Warner Inc.	82,791	2,910,932
TJX Companies Inc. (The)	51,289	2,836,282
Toll Brothers Inc.[a]	1,293	25,808
Travelers Companies Inc. (The)	44,393	2,447,386
TRW Automotive Holdings Corp.[a]	5,172	261,031
Tyco International Ltd.	54,306	2,405,213
Tyson Foods Inc. Class A	9,913	174,072
U.S. Bancorp	120,680	3,144,921
Ultra Petroleum Corp.[a]	26,291	1,230,945
Union Pacific Corp.	38,790	3,975,199
United Parcel Service Inc. Class B	38,790	2,685,044
United States Steel Corp.	20,257	810,077
United Technologies Corp.	46,979	3,891,740
UnitedHealth Group Inc.	79,735	3,957,248
Valero Energy Corp.	52,582	1,320,860
Varian Medical Systems Inc.[a,b]	22,843	1,433,627
Ventas Inc.	18,964	1,026,521
VeriSign Inc.	52,582	1,641,084
Verizon Communications Inc.	187,916	6,631,556
Vertex Pharmaceuticals Inc.[a,b]	8,620	447,033
Viacom Inc. Class B NVS	53,875	2,608,627

Security	Shares	Value
Virgin Media Inc.	21,550	$570,213
Visa Inc. Class A	18,872	1,614,311
Vornado Realty Trust[b]	23,725	2,219,474
Vulcan Materials Co.	3,448	118,232
Wal-Mart Stores Inc.	123,697	6,520,069
Walgreen Co.	74,563	2,910,940
Walt Disney Co. (The)	118,525	4,577,435
Walter Energy Inc.	1,724	211,311
Waste Management Inc.	65,943	2,076,545
Weatherford International Ltd.[a]	65,512	1,436,023
WellPoint Inc.	25,945	1,752,585
Wells Fargo & Co.	356,437	9,958,850
Western Union Co.	103,871	2,016,136
Whirlpool Corp.	12,499	865,306
Whole Foods Market Inc.	4,310	287,477
Williams Companies Inc. (The)	64,650	2,049,405
Wynn Resorts Ltd.	4,310	662,361
Xcel Energy Inc.	19,826	475,824
Xerox Corp.	136,196	1,270,709
XL Group PLC	15,947	327,232
Yahoo! Inc.[a]	106,026	1,388,941
Yum! Brands Inc.	57,754	3,050,566
Zimmer Holdings Inc.[a]	23,274	1,396,905

		869,070,602

TOTAL COMMON STOCKS
(Cost: $1,856,255,471)		2,000,233,344

PREFERRED STOCKS – 1.29%

BRAZIL – 1.10%
Banco Bradesco SA SP ADR	162,619	3,127,163
Brasil Telecom SA SP ADR	17,426	450,288
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR[b]	50,234	2,169,606
Companhia de Bebidas das Americas SP ADR	133,610	4,010,972
Companhia Energetica de Minas Gerais SP ADR	151,859	2,930,879
Gerdau SA SP ADR	133,179	1,214,593
Petroleo Brasileiro SA SP ADR	165,747	5,093,405
Vale SA Class A SP ADR	109,944	3,245,547

		22,242,453

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI INDEX FUND

July 31, 2011

Security	Shares	Value
GERMANY – 0.16%
Porsche Automobil Holding SE	3,448	$265,972
ProSiebenSat.1 Media AG	8,620	223,027
Volkswagen AG	14,223	2,850,143

		3,339,142

ITALY – 0.03%
Telecom Italia SpA RNC	652,965	701,857

		701,857

TOTAL PREFERRED STOCKS
(Cost: $22,444,462)		26,283,452

SHORT-TERM INVESTMENTS – 2.73%

MONEY MARKET FUNDS – 2.73%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	48,923,477	48,923,477
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	4,189,199	4,189,199
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	2,346,645	2,346,645

		55,459,321

TOTAL SHORT-TERM INVESTMENTS
(Cost: $55,459,321)		55,459,321

TOTAL INVESTMENTS IN SECURITIES – 102.45%
(Cost: $1,934,159,254)		2,081,976,117

Other Assets, Less Liabilities – (2.45)%		(49,877,279)

NET ASSETS – 100.00%		$2,032,098,838

CPO – Certificates of Participation (Ordinary)

FDR – Fiduciary Depositary Receipts

NVDR – Non-Voting Depositary Receipts

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.32%

AUSTRALIA – 6.14%
Alumina Ltd.	57,232	$137,049
AMP Ltd.	231,455	1,159,342
Asciano Group	217,616	399,197
ASX Ltd.	20,832	683,283
Australia and New Zealand Banking Group Ltd.	151,200	3,459,563
BHP Billiton Ltd.	215,824	9,819,514
BlueScope Steel Ltd.	137,872	172,648
Boral Ltd.	129,024	590,999
Brambles Ltd.	126,224	960,849
Commonwealth Bank of Australia	104,720	5,667,511
Computershare Ltd.	81,088	731,274
Crown Ltd.	54,768	536,626
CSL Ltd.	51,632	1,740,588
Echo Entertainment Group Ltd.[a]	51,362	226,238
Fortescue Metals Group Ltd.	97,328	674,601
Foster’s Group Ltd.	111,297	617,383
Goodman Group	688,576	514,329
Iluka Resources Ltd.	30,352	592,121
Insurance Australia Group Ltd.	240,240	865,564
Lynas Corp. Ltd.[a]	204,400	482,725
Macquarie Group Ltd.	29,008	878,486
Mirvac Group	298,368	376,903
National Australia Bank Ltd.	126,448	3,333,522
Newcrest Mining Ltd.	31,068	1,349,708
OneSteel Ltd.	78,960	153,085
Orica Ltd.	47,379	1,338,037
Origin Energy Ltd.	128,200	2,068,664
Paladin Energy Ltd.[a]	67,088	193,075
Qantas Airways Ltd.[a]	179,984	364,763
QBE Insurance Group Ltd.	83,328	1,501,118
QR National Ltd.[a]	129,808	479,094
Rio Tinto Ltd.	28,472	2,502,005
Santos Ltd.	73,024	1,033,146
Sonic Healthcare Ltd.	44,916	598,963
Suncorp Group Ltd.	164,203	1,334,729
Tabcorp Holdings Ltd.	51,362	181,668
Telstra Corp. Ltd.	197,792	649,621
Transurban Group	21,168	118,818
Wesfarmers Ltd.	79,184	2,550,243

Security	Shares	Value
Wesfarmers Ltd. Partially Protected	13,216	$431,303
Westfield Group	101,472	887,237
Westfield Retail Trust	101,472	271,967
Westpac Banking Corp.	147,056	3,298,516
Woodside Petroleum Ltd.	39,648	1,670,194
Woolworths Ltd.	98,672	2,919,925

		60,516,194

AUSTRIA – 0.21%
IMMOEAST AG Escrow[a,b]	54,189	8
IMMOFINANZ AGa	112,376	434,716
OMV AG	11,200	447,585
Raiffeisen International Bank Holding AG	4,032	202,413
Vienna Insurance Group AG	7,056	375,668
voestalpine AG	12,096	628,010

		2,088,400

BELGIUM – 0.54%
Ageas	204,308	421,303
Anheuser-Busch InBev NV	26,677	1,541,061
Delhaize Group SA	6,397	460,728
Groupe Bruxelles Lambert SA	14,224	1,202,275
KBC Groep NV	11,648	413,098
Solvay SA	5,489	827,419
UCB SA	9,642	444,348

		5,310,232

BRAZIL – 1.60%
Banco Santander (Brasil) SA SP ADR	54,130	502,326
BRF – Brasil Foods SA SP ADR	72,857	1,406,869
Centrais Eletricas Brasileiras SA SP ADR	11,424	137,773
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	5,712	340,949
Companhia Siderurgica Nacional SA SP ADR	21,972	233,343
CPFL Energia SA SP ADR	44,504	1,285,721
Embraer SA SP ADR	33,161	978,913
Fibria Celulose SA SP ADR	21,873	261,601
Gafisa SA SP ADR	27,702	265,108
Gol Linhas Aereas Inteligentes SA SP ADR	21,786	169,059
Itau Unibanco Holding SA SP ADR	155,269	3,162,830
Petroleo Brasileiro SA SP ADR	66,692	2,265,527
TAM SA SP ADR	10,776	209,809
Telecomunicacoes Sao Paulo SA SP ADR	34,412	1,091,549

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Vale SA SP ADR	106,176	$3,444,349

		15,755,726

CANADA – 8.17%
Agnico-Eagle Mines Ltd.	7,739	431,012
Agrium Inc.	10,528	922,545
ARC Resources Ltd.	40,544	1,058,482
Athabasca Oil Sands Corp.[a]	11,200	182,529
Bank of Montreal	37,632	2,367,604
Bank of Nova Scotia	70,560	4,006,645
Barrick Gold Corp.	58,912	2,812,390
Baytex Energy Corp.	2,016	112,680
BCE Inc.	2,135	81,583
Bombardier Inc. Class B	122,752	743,601
Brookfield Asset Management Inc. Class A	36,400	1,148,289
Brookfield Office Properties Inc.	16,912	321,703
Cameco Corp.	27,104	721,808
Canadian Imperial Bank of Commerce	22,400	1,713,307
Canadian National Railway Co.	26,096	1,959,354
Canadian Natural Resources Ltd.	76,384	3,088,503
Canadian Oil Sands Ltd.	28,896	790,730
Canadian Pacific Railway Ltd.	8,960	572,918
Canadian Tire Corp. Ltd. Class A	8,400	514,309
Canadian Utilities Ltd. Class A	2,688	158,832
Cenovus Energy Inc.	29,120	1,120,974
Eldorado Gold Corp.	63,840	1,100,632
Empire Co. Ltd. Class A	2,352	142,873
Enbridge Inc.	57,344	1,885,323
EnCana Corp.	12,774	375,261
Enerplus Corp.	25,312	790,279
Fairfax Financial Holdings Ltd.	785	309,343
Finning International Inc.	21,504	617,523
First Quantum Minerals Ltd.	7,168	995,099
Fortis Inc.	14,112	468,255
Franco-Nevada Corp.	3,808	159,440
George Weston Ltd.	3,808	264,602
Gildan Activewear Inc.	5,936	178,176
Goldcorp Inc.	45,136	2,161,362
Great-West Lifeco Inc.	31,729	793,765
Husky Energy Inc.	27,216	763,012
IAMGOLD Corp.	16,128	323,185
Imperial Oil Ltd.	25,984	1,143,770

Security	Shares	Value
Ivanhoe Mines Ltd.[a]	26,826	$703,439
Kinross Gold Corp.	83,118	1,358,949
Magna International Inc. Class A	15,456	754,860
Manulife Financial Corp.	106,960	1,701,675
Metro Inc. Class A	1,680	83,406
National Bank of Canada	5,824	451,991
Nexen Inc.	39,088	913,139
Niko Resources Ltd.	6,272	431,937
Onex Corp.	1,456	54,660
Open Text Corp.[a]	896	60,560
Osisko Mining Corp.[a]	23,408	347,630
Pacific Rubiales Energy Corp.	23,072	664,485
Penn West Petroleum Ltd.	47,712	1,064,100
Potash Corp. of Saskatchewan Inc.	58,128	3,360,416
Power Corp. of Canada	30,464	809,372
Power Financial Corp.	24,304	718,052
Research In Motion Ltd.[a]	30,576	766,843
RioCan Real Estate Investment Trust	31,920	868,462
Ritchie Bros. Auctioneers Inc.	19,488	535,938
Rogers Communications Inc. Class B	28,000	1,070,523
Royal Bank of Canada	88,256	4,754,345
Saputo Inc.	6,608	309,918
Shaw Communications Inc. Class B	33,376	754,865
Shoppers Drug Mart Corp.	11,312	475,646
Silver Wheaton Corp.	34,944	1,260,203
Sino-Forest Corp. Class Aa	4,256	32,562
SNC-Lavalin Group Inc.	12,880	729,077
Sun Life Financial Inc.	57,120	1,581,029
Suncor Energy Inc.	107,856	4,139,482
Talisman Energy Inc.	90,160	1,644,169
Teck Resources Ltd. Class B	28,560	1,417,000
TELUS Corp. NVS	13,104	691,491
Thomson Reuters Corp.	18,170	625,757
Tim Hortons Inc.	14,224	683,509
Toronto-Dominion Bank (The)	37,632	3,016,792
Tourmaline Oil Corp.[a]	11,200	418,467
TransAlta Corp.	9,856	218,265
TransCanada Corp.	49,280	2,073,153
Valeant Pharmaceuticals International Inc.	17,248	950,660
Viterra Inc.	9,184	104,146
Yamana Gold Inc.	39,008	508,578

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Yellow Media Inc.	19,488	$42,483

		80,453,732

CHILE – 0.38%
Banco Santander (Chile) SA SP ADR	3,310	307,764
Corpbanca SA SP ADR[c]	5,601	123,222
Empresa Nacional de Electricidad SA SP ADR	3,637	195,125
Enersis SA SP ADR	58,240	1,269,049
LAN Airlines SA SP ADR	53,654	1,404,662
Sociedad Quimica y Minera de Chile SA Series B SP ADR	7,168	461,046

		3,760,868

CHINA – 4.29%
Air China Ltd. Class H	448,000	473,606
Angang New Steel Co. Ltd. Class Hc	224,000	231,630
Anhui Conch Cement Co. Ltd. Class H	224,000	1,048,945
Anta Sports Products Ltd.[c]	224,000	337,961
AviChina Industry & Technology Co. Ltd. Class Hc	448,000	262,093
Bank of China Ltd. Class H	2,800,000	1,289,627
Bank of Communications Co. Ltd. Class H	492,800	429,924
Beijing Capital International Airport Co. Ltd. Class Ha	224,000	105,182
Belle International Holdings Ltd.	448,000	980,548
Bosideng International Holdings Ltd.	448,000	131,621
Brilliance China Automotive Holdings Ltd.[a]	224,000	285,945
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class H	116,240	229,065
China Construction Bank Corp. Class H	2,536,050	2,043,286
China COSCO Holdings Co. Ltd. Class H	112,000	78,312
China Dongxiang (Group) Co. Ltd.[c]	336,000	76,731
China Gas Holdings Ltd.	384,000	144,348
China High Speed Transmission Equipment Group Co. Ltd.	224,000	174,728
China Life Insurance Co. Ltd. Class H	560,000	1,867,984
China Merchants Bank Co. Ltd. Class H	112,000	265,828
China Merchants Holdings (International) Co. Ltd.	224,000	796,048
China Mobile Ltd.	392,000	3,900,135

Security	Shares	Value
China National Building Material Co. Ltd. Class H	224,000	$450,040
China Overseas Land & Investment Ltd.	224,000	502,919
China Resources Cement Holdings Ltd.[c]	224,000	215,249
China Resources Enterprise Ltd.[c]	224,000	972,788
China Resources Land Ltd.[c]	224,000	439,120
China Shenhua Energy Co. Ltd. Class H	336,000	1,687,652
China Shipping Development Co. Ltd. Class H	448,000	349,457
China Unicom (Hong Kong) Ltd.	224,000	446,017
CITIC Pacific Ltd.[c]	112,000	242,838
CNOOC Ltd.	1,232,000	2,753,408
Country Garden Holdings Co. Ltd.[c]	336,000	172,429
Dongfang Electric Corp. Ltd. Class H	22,400	81,185
Dongfeng Motor Group Co. Ltd. Class H	448,000	886,286
Evergrande Real Estate Group Ltd.[c]	448,000	336,812
Fosun International Ltd.	616,000	502,631
Franshion Properties (China) Ltd.[c]	672,000	185,361
GCL-Poly Energy Holdings Ltd.[c]	448,000	252,322
Geely Automobile Holdings Ltd.	560,000	222,003
Golden Eagle Retail Group Ltd.[c]	112,000	276,749
GOME Electrical Appliances Holdings Ltd.[c]	789,320	372,660
Great Wall Motor Co. Ltd. Class Hc	134,500	202,928
Greentown China Holdings Ltd.[c]	112,000	100,296
Guangzhou Automobile Group Co. Ltd. Class H	289,449	349,069
Guangzhou R&F Properties Co. Ltd. Class Hc	89,600	115,643
Huaneng Power International Inc. Class H	224,000	110,067
Industrial and Commercial Bank of China Ltd. Class H	3,394,285	2,582,348
Jiangxi Copper Co. Ltd. Class H	336,000	1,183,296
Kingboard Chemical Holdings Co. Ltd.[c]	112,000	532,375
KWG Property Holdings Ltd.[c]	56,000	39,156
Lenovo Group Ltd.[c]	896,000	569,017
Longfor Properties Co. Ltd.	56,000	86,215
Maanshan Iron & Steel Co. Ltd. Class Hc	672,000	292,268
Parkson Retail Group Ltd.[c]	168,000	236,228
PetroChina Co. Ltd. Class H	672,000	951,810
PICC Property and Casualty Co. Ltd. Class Ha	224,000	387,391

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Ping An Insurance (Group) Co. of China Ltd. Class H	171,000	$1,664,039
Poly (Hong Kong) Investments Ltd.[c]	229,226	170,276
Renhe Commercial Holdings Co. Ltd.	1,344,000	265,541
Shimao Property Holdings Ltd.	112,000	148,002
Shui On Land Ltd.	224,000	99,147
Sino-Ocean Land Holdings Ltd.[c]	336,000	188,379
Sinofert Holdings Ltd.[c]	672,000	254,333
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,120,000	466,996
SOHO China Ltd.	224,000	203,179
Tencent Holdings Ltd.[c]	89,600	2,331,244
Want Want China Holdings Ltd.[c]	672,000	599,192
Yanzhou Coal Mining Co. Ltd. Class H	224,000	859,273
Yuexiu Property Co. Ltd.[a]	448,000	82,191
Zhaojin Mining Industry Co. Ltd. Class H	56,000	111,648
Zhuzhou CSR Times Electric Co. Ltd. Class H	112,000	330,489
Zijin Mining Group Co. Ltd. Class H	501,000	270,602

		42,284,111

COLOMBIA – 0.13%
Bancolombia SA SP ADR	19,041	1,262,418

		1,262,418

CZECH REPUBLIC – 0.31%
CEZ AS	32,592	1,683,796
Komercni Banka AS	6,160	1,375,030

		3,058,826

DENMARK – 0.85%
Carlsberg A/S Class B	1,120	110,165
Coloplast A/S Class B	5,488	844,642
Danske Bank A/Sa	40,544	785,865
Novo Nordisk A/S Class B	31,024	3,799,504
Novozymes A/S Class B	8,176	1,335,610
Pandora A/Sc	3,360	96,297
TrygVesta A/S	7,504	410,300
Vestas Wind Systems A/Sa	12,096	267,351
William Demant Holding A/Sa	8,288	727,305

		8,377,039

EGYPT – 0.12%
Orascom Construction Industries Co. SP GDR	15,176	667,744

Security	Shares	Value
Orascom Telecom Holding SAE SP GDR[a,c,d]	150,761	$486,053

		1,153,797

FINLAND – 0.55%
Fortum OYJ	21,392	567,159
Kone OYJ Class B	14,112	819,270
Metso OYJ	2,912	142,902
Neste Oil OYJ	28,000	367,757
Nokia OYJ	229,600	1,338,218
Nokian Renkaat OYJ	16,688	783,208
Rautaruukki OYJ	13,552	277,313
Sampo OYJ Class A	34,496	1,054,370
UPM-Kymmene OYJ	5,040	78,726

		5,428,923

FRANCE – 6.44%
Accor SA	3,920	173,329
Aeroports de Paris	4,592	418,490
Alcatel-Lucent[a]	157,696	624,308
ALSTOM	4,704	248,451
ArcelorMittal	54,320	1,702,052
Arkema	2,576	252,272
AXA	107,296	2,021,358
BNP Paribas	60,816	3,973,305
Bouygues SA	14,224	539,409
Cap Gemini SA	10,416	514,518
Carrefour SA	45,584	1,349,387
Casino Guichard-Perrachon SA	4,816	440,011
CNP Assurances SA	15,344	296,343
Compagnie de Saint-Gobain	35,963	2,087,825
Compagnie Generale de Geophysique-Veritas[a]	10,640	359,919
Compagnie Generale des Etablissements Michelin Class B	18,521	1,561,217
Credit Agricole SA	64,736	801,695
Danone SA	29,263	2,094,137
Edenred SA	5,712	164,655
Electricite de France	8,064	306,676
Essilor International SA	17,696	1,421,744
European Aeronautic Defence and Space Co. NV	5,936	206,427
Eutelsat Communications	4,816	207,860
Fonciere des Regions	1,188	116,087

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
France Telecom SA	121,184	$2,514,603
GDF Suez	86,464	2,836,600
Gecina SA	3,920	545,222
Groupe Eurotunnel SA	19,824	211,944
L’Air Liquide SA	17,589	2,425,175
L’Oreal SA	20,720	2,501,368
Legrand SA	28,896	1,125,912
LVMH Moet Hennessy Louis Vuitton SA	8,736	1,606,238
Neopost SA	5,376	430,300
Pernod Ricard SA	6,644	659,918
PPR SA	6,944	1,287,231
PSA Peugeot Citroen SA	4,032	153,772
Publicis Groupe SA	15,456	788,354
Renault SA	18,368	983,603
Sanofi-Aventis	64,848	5,059,101
Schneider Electric SA	8,400	1,220,962
SCOR SE	27,664	714,563
SES SA Class A FDR	10,848	293,611
Societe Generale	39,684	1,980,796
Sodexo	10,192	780,627
STMicroelectronics NV	26,544	210,019
Suez Environnement SA	11,984	222,668
Technip SA	8,400	921,727
Total SA	113,232	6,147,351
Unibail-Rodamco SE	2,016	450,193
Vallourec SA	11,200	1,144,634
Veolia Environnement	27,328	620,668
Vinci SA	32,704	1,904,264
Vivendi SA	70,896	1,701,865
Wendel	672	77,553

		63,402,317

GERMANY – 6.14%
Adidas AG	2,912	216,718
Allianz SE Registered	32,256	4,220,803
BASF SE	64,624	5,870,907
Bayer AG	34,652	2,785,031
Bayerische Motoren Werke AG	14,784	1,483,299
Celesio AG	11,200	215,906
Commerzbank AGa	127,008	485,113
Continental AGa	3,024	302,446
Daimler AG Registered	58,800	4,280,548
Deutsche Bank AG Registered	62,608	3,465,557

Security	Shares	Value
Deutsche Boerse AGa	16,688	$1,239,321
Deutsche Telekom AG Registered	210,224	3,274,677
E.ON AG	112,224	3,099,531
Fresenius Medical Care AG & Co. KGaA	19,600	1,504,867
Fresenius SE & Co. KGaA	6,384	683,908
GEA Group AG	38,752	1,351,236
HeidelbergCement AG	3,696	204,214
Hochtief AG	9,408	757,216
Infineon Technologies AG	22,960	231,186
K+S AG	17,504	1,402,797
Kabel Deutschland Holding AGa	9,072	511,877
LANXESS AG	672	54,232
Linde AG	17,248	3,098,173
MAN SE	2,240	266,652
Merck KGaA	6,608	707,809
METRO AG	17,584	973,711
Muenchener Rueckversicherungs- Gesellschaft AG Registered	15,232	2,255,599
RWE AG	28,112	1,476,307
Salzgitter AG	4,256	311,176
SAP AG	73,360	4,600,984
Siemens AG Registered	50,400	6,473,331
ThyssenKrupp AG	31,696	1,405,130
Volkswagen AG	3,920	719,339
Wacker Chemie AG	3,024	574,474

		60,504,075

GREECE – 0.02%
National Bank of Greece SA SP ADR	186,535	244,361

		244,361

HONG KONG – 2.16%
AIA Group Ltd.[a]	179,200	658,680
Bank of East Asia Ltd. (The)	138,600	535,231
BOC Hong Kong (Holdings) Ltd.	448,000	1,339,201
Cathay Pacific Airways Ltd.	224,000	519,012
Cheung Kong (Holdings) Ltd.	112,000	1,711,361
Cheung Kong Infrastructure Holdings Ltd.	112,000	645,173
China Shanshui Cement Group Ltd.	112,000	135,788
China State Construction International Holdings Ltd.	224,000	224,445
CLP Holdings Ltd.	112,000	1,034,576
Esprit Holdings Ltd.	113,580	330,780

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Galaxy Entertainment Group Ltd.[a]	112,000	$290,256
Hang Seng Bank Ltd.	67,200	1,056,129
Henderson Land Development Co. Ltd.	112,000	709,834
Hong Kong and China Gas Co. Ltd. (The)	394,893	966,651
Hong Kong Exchanges and Clearing Ltd.	56,000	1,155,995
Hutchison Whampoa Ltd.	112,000	1,305,433
Li & Fung Ltd.	448,000	744,894
Link REIT (The)	56,000	195,779
MTR Corp. Ltd.	168,000	570,094
New World Development Co. Ltd.	224,000	329,915
Orient Overseas International Ltd.	56,000	318,635
Power Assets Holdings Ltd.	168,000	1,390,211
Sands China Ltd.[a]	89,600	269,564
Shangri-La Asia Ltd.	238,666	615,458
SJM Holdings Ltd.	224,000	563,844
Sun Hung Kai Properties Ltd.	112,000	1,704,176
Swire Pacific Ltd. Class A	56,000	788,864
Wharf (Holdings) Ltd. (The)	121,000	890,288
Wynn Macau Ltd.	89,600	312,672

		21,312,939

HUNGARY – 0.14%
MOL Hungarian Oil and Gas Nyrt[a]	6,608	712,331
OTP Bank Nyrt	13,104	381,119
Richter Gedeon Nyrt	1,456	291,376

		1,384,826

INDIA – 1.67%
Axis Bank Ltd. SP GDR[d]	51,459	1,543,770
Dr. Reddy’s Laboratories Ltd. SP ADR	21,168	754,851
HDFC Bank Ltd. SP ADR	80,275	2,790,359
ICICI Bank Ltd. SP ADR	56,806	2,645,455
Infosys Technologies Ltd. SP ADR	42,870	2,667,371
Larsen & Toubro Ltd. SP GDR[d]	38,164	1,496,029
Mahindra & Mahindra Ltd. SP GDR	33,376	542,694
Ranbaxy Laboratories Ltd. SP GDR[d]	11,088	134,719
Reliance Industries Ltd. SP GDR[e]	42,357	1,600,671
State Bank of India SP GDR	1,792	198,554
Sterlite Industries (India) Ltd. SP ADR	20,720	306,034
Tata Motors Ltd. SP ADR	31,307	670,596
Wipro Ltd. SP ADR	95,471	1,134,196

		16,485,299

INDONESIA – 0.82%
PT Astra International Tbk	56,000	464,334

Security	Shares	Value
PT Bank Central Asia Tbk	1,680,000	$1,639,988
PT Bank Mandiri Tbk	1,568,242	1,447,892
PT Bank Rakyat Indonesia Tbk	1,456,000	1,181,582
PT Bumi Resources Tbk	792,000	284,105
PT Charoen Pokphand Indonesia Tbk	224,000	71,791
PT Indosat Tbk	340,422	218,206
PT Kalbe Farma Tbk	392,000	160,212
PT Perusahaan Gas Negara Tbk	1,736,000	811,596
PT Semen Gresik (Persero) Tbk	504,000	560,165
PT Telekomunikasi Indonesia Tbk	728,000	629,321
PT United Tractors Tbk	186,545	598,962

		8,068,154

IRELAND – 0.21%
Anglo Irish Bank Corp. Ltd.[a,b]	64,486	9
CRH PLC	38,674	761,371
Elan Corp. PLC[a]	47,600	534,898
Kerry Group PLC Class A	18,256	754,093

		2,050,371

ISRAEL – 0.49%
Delek Group Ltd. (The)	3,360	755,114
Elbit Systems Ltd.	16,576	790,846
Israel Chemicals Ltd.	17,920	304,222
Israel Corp. Ltd. (The)	112	122,607
Israel Discount Bank Ltd. Class Aa,c	291,777	568,190
Makhteshim-Agan Industries Ltd.[a]	22,512	124,472
NICE Systems Ltd.[a]	3,920	141,129
Teva Pharmaceutical Industries Ltd.	44,800	2,060,056

		4,866,636

ITALY – 1.62%
Assicurazioni Generali SpA	85,347	1,626,255
Banco Popolare SpA	39,200	75,483
Enel SpA	257,513	1,487,586
Eni SpA	182,336	3,977,417
Exor SpA	28,902	871,761
Fiat Industrial SpA[a]	69,125	914,357
Fiat SpA	69,125	685,892
Intesa Sanpaolo SpA	686,190	1,593,465
Luxottica Group SpA	13,329	423,299
Mediobanca SpA	81,045	748,266
Saipem SpA	16,240	848,996
Telecom Italia SpA	696,146	877,818
Tenaris SA	23,450	516,585

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
UniCredit SpA	648,864	$1,165,522
Unione di Banche Italiane ScpA	31,153	150,238

		15,962,940
JAPAN – 14.34%
Advantest Corp.	11,200	198,782
AEON Co. Ltd.	44,800	563,555
AEON Credit Service Co. Ltd.	11,200	157,430
AEON Mall Co. Ltd.	11,200	287,581
Aisin Seiki Co. Ltd.	22,400	863,034
All Nippon Airways Co. Ltd.	112,000	378,702
Amada Co. Ltd.	112,000	869,128
Asahi Breweries Ltd.	44,800	947,190
Asahi Glass Co. Ltd.	112,000	1,295,712
Asahi Kasei Corp.	112,000	790,776
Astellas Pharma Inc.	33,600	1,304,127
Bridgestone Corp.	56,000	1,388,574
Canon Inc.	44,800	2,176,448
Casio Computer Co. Ltd.	58,600	414,504
Chubu Electric Power Co. Inc.	22,400	383,635
Chugai Pharmaceutical Co. Ltd.	44,800	793,968
Chugoku Electric Power Co. Inc. (The)	11,200	180,500
Citizen Holdings Co. Ltd.	56,000	336,624
Coca-Cola West Co. Ltd.	33,600	670,346
Cosmo Oil Co. Ltd.	224,000	673,248
Credit Saison Co. Ltd.	22,400	380,733
Dai-ichi Life Insurance Co. Ltd. (The)	224	316,601
Daido Steel Co. Ltd.	112,000	795,129
Daiichi Sankyo Co. Ltd.	56,000	1,155,694
Daikin Industries Ltd.	22,400	794,839
Dainippon Sumitomo Pharma Co. Ltd.	56,000	568,053
Daiwa Securities Group Inc.	112,000	487,524
Dena Co. Ltd.	11,200	557,896
Denso Corp.	56,000	1,997,979
East Japan Railway Co.	11,200	702,267
Eisai Co. Ltd.	22,400	908,304
Fanuc Ltd.	11,200	2,119,860
FUJIFILM Holdings Corp.	33,600	1,015,531
Fujitsu Ltd.	112,000	658,738
Gree Inc.[a]	11,200	256,386
Gunma Bank Ltd. (The)	224,000	1,189,791
Hachijuni Bank Ltd. (The)	224,000	1,242,026
Hino Motors Ltd.	112,000	695,012

Security	Shares	Value
Hitachi Construction Machinery Co. Ltd.	22,400	$505,516
Hitachi High-Technologies Corp.	11,200	242,021
Hitachi Ltd.	112,000	695,012
Honda Motor Co. Ltd.	89,600	3,575,178
Hoya Corp.	44,800	1,087,063
IBIDEN Co. Ltd.	11,200	339,381
Idemitsu Kosan Co. Ltd.	11,200	1,297,163
IHI Corp.	336,000	905,402
Isuzu Motors Ltd.	112,000	557,171
ITOCHU Corp.	156,800	1,807,903
Japan Petroleum Exploration Co. Ltd.	11,200	572,406
Japan Prime Realty Investment Corp.	336	867,097
Japan Retail Fund Investment Corp.	448	698,204
Japan Tobacco Inc.	112	507,838
JFE Holdings Inc.	22,400	609,405
JSR Corp.	22,400	457,344
JTEKT Corp.	33,600	494,054
JX Holdings Inc.	112,000	808,188
Kansai Electric Power Co. Inc. (The)	44,800	753,341
Kawasaki Heavy Industries Ltd.	224,000	821,246
Kawasaki Kisen Kaisha Ltd.	112,000	367,094
Keio Corp.	224,000	1,352,300
Kobe Steel Ltd.	336,000	739,992
Komatsu Ltd.	56,000	1,746,237
Konica Minolta Holdings Inc.	56,000	454,152
Kubota Corp.	112,000	1,020,029
Kuraray Co. Ltd.	56,000	845,913
Kurita Water Industries Ltd.	22,400	649,742
Kyocera Corp.	11,200	1,197,046
Mabuchi Motor Co. Ltd.	11,200	578,935
Marubeni Corp.	224,000	1,677,316
Mazda Motor Corp.[a]	112,000	309,056
Meiji Holdings Co. Ltd.	11,795	517,244
Minebea Co. Ltd.	112,000	570,229
Mitsubishi Chemical Holdings Corp.	112,000	874,932
Mitsubishi Corp.	100,800	2,694,007
Mitsubishi Electric Corp.	112,000	1,316,025
Mitsubishi Estate Co. Ltd.	112,000	2,008,136
Mitsubishi Gas Chemical Co. Inc.	112,000	872,030
Mitsubishi Heavy Industries Ltd.	224,000	1,044,695
Mitsubishi Motors Corp.[a,c]	224,000	293,095
Mitsubishi UFJ Financial Group Inc.	784,000	3,981,448
Mitsui & Co. Ltd.	56,000	1,055,577

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Mitsui Chemicals Inc.	112,000	$426,584
Mitsui O.S.K. Lines Ltd.	112,000	587,641
Mizuho Financial Group Inc.	930,000	1,530,121
Murata Manufacturing Co. Ltd.	22,400	1,453,867
Nabtesco Corp.	11,200	283,228
Namco Bandai Holdings Inc.	11,200	141,469
NEC Corp.[a]	170,000	387,615
Nidec Corp.	11,200	1,111,439
Nikon Corp.	11,200	262,915
Nippon Steel Corp.	224,000	754,502
Nippon Telegraph and Telephone Corp.	33,600	1,654,100
Nishi-Nippon City Bank Ltd. (The)	224,000	687,757
Nissan Motor Co. Ltd.	112,000	1,192,693
Nisshin Seifun Group Inc.	112,000	1,429,201
Nisshin Steel Co. Ltd.	224,000	464,309
Nitto Denko Corp.	11,200	539,759
Nomura Holdings Inc.	224,000	1,091,126
Nomura Real Estate Holdings Inc.	11,200	205,312
NSK Ltd.	112,000	1,088,224
NTN Corp.	112,000	676,150
NTT DoCoMo Inc.	784	1,437,181
NTT Urban Development Corp.	112	102,583
Omron Corp.	33,600	945,014
Ono Pharmaceutical Co. Ltd.	11,200	625,366
ORIX Corp.	8,960	968,084
Panasonic Corp.	112,000	1,339,241
Rakuten Inc.	224	227,221
Resona Holdings Inc.	100,800	498,842
Ricoh Co. Ltd.	112,000	1,207,203
Santen Pharmaceutical Co. Ltd.	33,600	1,349,398
Secom Co. Ltd.	11,200	559,347
Seiko Epson Corp.	22,400	381,604
Seven & I Holdings Co. Ltd.	56,000	1,592,434
Sharp Corp.	112,000	1,031,636
Shin-Etsu Chemical Co. Ltd.	33,600	1,812,981
Showa Shell Sekiyu K.K.	56,000	538,308
SMC Corp.	11,200	2,058,920
SoftBank Corp.	67,200	2,620,443
Sony Corp.	67,200	1,695,018
Stanley Electric Co. Ltd.	22,400	380,733
Sumitomo Chemical Co. Ltd.	112,000	568,778
Sumitomo Corp.	123,200	1,736,515
Sumitomo Heavy Industries Ltd.	112,000	784,972

Security	Shares	Value
Sumitomo Metal Industries Ltd.	224,000	$536,857
Sumitomo Mitsui Financial Group Inc.	78,400	2,472,154
Sumitomo Rubber Industries Inc.	11,200	144,661
Taiyo Nippon Sanso Corp.	112,000	874,932
Takeda Pharmaceutical Co. Ltd.	44,800	2,132,919
TDK Corp.	11,200	578,935
Terumo Corp.	11,200	628,268
THK Co. Ltd.	33,600	866,661
Tokio Marine Holdings Inc.	33,600	990,284
Tokyo Electric Power Co. Inc. (The)	67,200	369,996
Tokyo Electron Ltd.	11,200	603,602
Tokyu Land Corp.	112,000	525,249
TonenGeneral Sekiyu K.K.	112,000	1,404,534
Toray Industries Inc.	112,000	869,128
Toshiba Corp.	224,000	1,160,772
Toyo Seikan Kaisha Ltd.	44,800	783,521
Toyota Industries Corp.	22,400	733,608
Toyota Motor Corp.	179,200	7,324,472
Toyota Tsusho Corp.	22,400	392,341
Ube Industries Ltd.	224,000	760,306
Ushio Inc.	22,400	421,070
USS Co. Ltd.	5,600	445,446
Yahoo! Japan Corp.	1,120	396,404
Yamada Denki Co. Ltd.	2,240	178,469
Yamaha Motor Co. Ltd.[a]	22,400	433,258
Yokogawa Electric Corp.[a]	56,000	495,505

		141,235,576
MEXICO – 1.22%
Alfa SAB de CV Series A	22,400	329,380
America Movil SAB de CV Series L	2,508,800	3,232,416
Cemex SAB de CV CPO[a]	774,300	545,003
Compartamos SAB de CV	84,800	152,543
Fomento Economico Mexicano SAB de CV BD Units	257,600	1,861,669
Grupo Financiero Banorte SAB de CV Series O	156,800	685,312
Grupo Financiero Inbursa SAB de CV Series O	11,200	52,931
Grupo Mexico SAB de CV Series B	293,488	1,081,148
Grupo Modelo SAB de CV Series C	156,800	967,507
Grupo Televisa SA CPO	33,600	149,487

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Kimberly-Clark de Mexico SAB de CV Series A	134,400	$840,630
Wal-Mart de Mexico SAB de CV Series V	750,400	2,070,519

		11,968,545

NETHERLANDS – 1.55%
AEGON NVa	140,560	811,171
Akzo Nobel NV	25,088	1,539,037
ASML Holding NV	28,066	1,007,666
Heineken NV	13,440	797,253
ING Groep NV CVA[a]	252,712	2,730,867
Koninklijke Ahold NV	95,200	1,270,621
Koninklijke DSM NV	22,400	1,275,160
Koninklijke KPN NV	107,520	1,536,720
Koninklijke Philips Electronics NV	71,515	1,783,009
TNT Express NVa	14,534	147,242
TNT NV	15,356	120,241
Unilever NV CVA	67,984	2,212,747

		15,231,734

NEW ZEALAND – 0.07%
Auckland International Airport Ltd.	81,424	160,795
Fletcher Building Ltd.	38,192	271,316
Telecom Corp. of New Zealand Ltd.	118,384	271,540

		703,651

NORWAY – 0.51%
Aker Solutions ASA	15,008	263,671
DnB NOR ASA	44,576	649,315
Gjensidige Forsikring ASA	10,528	124,480
Norsk Hydro ASA	17,136	122,329
Orkla ASA	9,632	90,502
Renewable Energy Corp. ASA[a,c]	22,567	42,031
Seadrill Ltd.	13,776	480,479
Statoil ASA	64,239	1,584,561
Subsea 7 SAa	16,912	446,310
Telenor ASA	29,747	497,258
Yara International ASA	11,760	672,567

		4,973,503

PERU – 0.13%
Compania de Minas Buenaventura SA SP ADR	16,912	692,378
Credicorp Ltd.	5,600	547,120
Southern Copper Corp.	2,464	84,170

		1,323,668

Security	Shares	Value
PHILIPPINE ISLANDS – 0.29%
Bank of the Philippine Islands	952,008	$1,348,715
Jollibee Foods Corp.	156,800	323,535
Metropolitan Bank & Trust Co.	546,563	998,055
Philippine Long Distance Telephone Co.	3,360	191,362

		2,861,667

POLAND – 0.29%
Bank Millennium SA	60,256	115,235
Bank Pekao SA	2,128	121,630
BRE Bank SAa	1,456	166,390
Cyfrowy Polsat SAa	56,948	328,972
Getin Holding SAa	46,704	190,198
Globe Trade Centre SAa	41,888	247,987
Kernel Holding SAa	10,640	279,834
Powszechna Kasa Oszczednosci Bank Polski SA	26,880	396,586
Synthos SA	85,232	175,843
Tauron Polska Energia SA	148,400	342,906
TVN SA	80,864	490,340

		2,855,921

PORTUGAL – 0.21%
Banco Comercial Portugues SA Registered[a,c]	1,246,224	576,646
Banco Espirito Santo SA Registered[c]	18,256	69,310
CIMPOR – Cimentos de Portugal SGPS SA	59,248	460,604
Galp Energia SGPS SA Class B	11,984	271,145
Jeronimo Martins SGPS SA	23,072	452,061
Portugal Telecom SGPS SA Registered	32,816	284,637

		2,114,403

RUSSIA – 1.79%
Gazprom OAO SP ADR[a]	311,366	4,480,557
LUKOIL OAO SP ADR	31,658	2,125,835
Magnit OJSC SP GDR[a,d]	17,584	542,466
Mechel OAO SP ADR	21,840	543,379
MMC Norilsk Nickel OJSC SP ADR[a]	40,032	1,070,456
Mobile TeleSystems OJSC SP ADR	18,480	347,054
NovaTek OAO SP GDR[d]	12,208	1,902,006
Novolipetsk Steel OJSC SP GDR[d]	16,688	625,800
Polymetal OJSC SP GDR[a,d]	13,664	283,528
Rosneft Oil Co. OJSC SP GDR[d]	51,072	435,644
RusHydro OJSC SP ADR	59,880	299,400

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Sberbank of Russia SP ADR[a]	87,506	$1,292,464
Sistema JSFC SP GDR[d]	19,824	490,644
Surgutneftegas OJSC SP ADR[a]	151,093	1,533,594
Tatneft OAO SP ADR	5,712	238,933
TMK OAO SP GDR[d]	31,472	554,537
Uralkali OJSC SP GDR[a,d]	16,576	816,534

		17,582,831

SINGAPORE – 1.46%
CapitaLand Ltd.	134,500	324,029
COSCO Corp. (Singapore) Ltd.[c]	224,000	331,231
DBS Group Holdings Ltd.[c]	112,500	1,451,402
Genting Singapore PLC[a]	336,000	530,343
Hutchison Port Holdings Trust[a]	224,000	170,240
Keppel Corp. Ltd.	122,200	1,123,783
Neptune Orient Lines Ltd.[c]	457,250	546,991
Noble Group Ltd.	590,199	916,861
Oversea-Chinese Banking Corp. Ltd.	336,000	2,777,321
SembCorp Marine Ltd.	224,000	1,004,860
Singapore Airlines Ltd.	112,000	1,317,483
Singapore Exchange Ltd.	112,000	695,028
Singapore Telecommunications Ltd.	448,000	1,250,492
United Overseas Bank Ltd.	112,000	1,902,721

		14,342,785

SOUTH AFRICA – 1.74%
African Bank Investments Ltd.	244,384	1,227,310
Anglo American Platinum Ltd.	8,092	690,975
AngloGold Ashanti Ltd.	26,656	1,116,228
ArcelorMittal South Africa Ltd.	30,132	308,980
Aspen Pharmacare Holdings Ltd.[a]	47,376	588,176
FirstRand Ltd.	365,568	1,049,788
Foschini Group Ltd. (The)	10,752	140,825
Gold Fields Ltd.	69,664	1,075,523
Growthpoint Properties Ltd.	422,464	1,158,401
Harmony Gold Mining Co. Ltd.	57,232	773,993
Impala Platinum Holdings Ltd.	41,440	1,058,479
Imperial Holdings Ltd.	8,512	145,736
Kumba Iron Ore Ltd.	12,880	979,321
MMI Holdings Ltd.	59,590	150,964
MTN Group Ltd.	41,440	894,828
Naspers Ltd. Class N	17,360	926,674
Northam Platinum Ltd.	76,944	425,976
Pretoria Portland Cement Co. Ltd.	18,592	71,482

Security	Shares	Value
Redefine Properties Ltd.	943,936	$1,138,001
RMB Holdings Ltd.	41,104	154,667
RMI Holdings	41,104	76,016
Sappi Ltd.[a]	24,528	111,448
Sasol Ltd.	50,960	2,550,886
Truworths International Ltd.	13,216	142,551
Woolworths Holdings Ltd.	32,704	153,812

		17,111,040

SOUTH KOREA – 2.67%
KB Financial Group Inc. SP ADR	52,143	2,586,814
Korea Electric Power Corp. SP ADR[a]	215,042	2,597,707
KT Corp. SP ADR[c]	130,199	2,572,732
LG Display Co. Ltd. SP ADR	139,776	1,794,724
POSCO SP ADR	32,480	3,566,304
Samsung Electronics Co. Ltd. SP GDR[c]	16,696	6,646,678
Shinhan Financial Group Co. Ltd. SP ADR	38,933	3,738,347
SK Telecom Co. Ltd. SP ADR	177,408	2,824,335

		26,327,641

SPAIN – 2.42%
Abertis Infraestructuras SA	21,356	393,735
Acciona SA	4,592	476,889
Acerinox SAc	8,288	137,261
Actividades de Construcciones y Servicios SA	20,163	854,305
Banco Bilbao Vizcaya Argentaria SA	257,376	2,718,023
Banco Popular Espanol SA	57,750	299,665
Banco Santander SA	499,632	5,259,141
Distribuidora Internacional Alimentacion SAa	45,584	193,237
Ferrovial SA	43,248	553,174
Fomento de Construcciones y Contratas SA	5,040	138,838
Gas Natural SDG SA	3,584	72,283
Iberdrola SA	244,048	1,988,102
Indra Sistemas SA	22,176	440,720
Industria de Diseno Textil SA	24,080	2,184,832
Repsol YPF SA	58,912	1,864,561
Telefonica SA	246,064	5,498,388
Zardoya Otis SA	47,971	694,858
Zardoya Otis SA New[a,b]	2,270	32,881

		23,800,893

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
SWEDEN – 2.29%
Alfa Laval AB	62,720	$1,310,551
Assa Abloy AB Class B	34,720	892,268
Atlas Copco AB Class A	20,384	481,836
Electrolux AB Class B	36,624	690,367
Getinge AB Class B	30,480	821,962
Hennes & Mauritz AB Class B	81,760	2,788,134
Hexagon AB Class B	6,608	134,514
Husqvarna AB Class B	85,008	490,696
Investor AB Class B	89,488	1,945,068
Millicom International Cellular SA SDR	4,958	594,238
Modern Times Group MTG AB Class B	2,310	156,780
Nordea Bank AB	227,248	2,417,436
Sandvik AB	114,016	1,820,236
Scania AB Class B	67,424	1,312,639
Securitas AB Class B	45,585	463,608
Skandinaviska Enskilda Banken AB Class A	30,240	230,648
Skanska AB Class B	50,064	814,339
SSAB AB Class A	17,584	236,539
Svenska Handelsbanken AB Class A	20,944	659,102
Swedbank AB Class A	20,496	359,382
Tele2 AB Class B	28,112	598,550
Telefonaktiebolaget LM Ericsson Class B	124,880	1,569,996
TeliaSonera AB	160,832	1,229,255
Volvo AB Class B	32,928	531,951

		22,550,095

SWITZERLAND – 5.35%
ABB Ltd. Registered[a]	185,136	4,458,109
Actelion Ltd. Registered[a]	2,128	108,263
Adecco SA Registered[a]	1,680	101,264
Compagnie Financiere Richemont SA Class A Bearer	29,494	1,910,262
Credit Suisse Group AG Registered[a]	63,476	2,291,965
GAM Holding AGa	3,472	53,961
Geberit AG Registered[a]	784	185,208
Givaudan SA Registered[a]	90	98,598
Holcim Ltd. Registered[a]	5,600	385,080
Julius Baer Group Ltd.[a]	2,860	121,954
Kuehne & Nagel International AG Registered	9,520	1,333,428
Nestle SA Registered	210,726	13,434,384

Security	Shares	Value
Novartis AG Registered	137,760	$8,476,732
Roche Holding AG Genusschein	43,008	7,726,380
SGS SA Registered	112	218,259
Sulzer AG Registered	672	97,876
Swatch Group AG (The) Bearer	1,904	1,034,373
Swiss Life Holding AG Registered[a]	2,016	300,277
Swiss Re Ltd.[a]	24,752	1,391,476
Syngenta AG Registered[a]	6,608	2,121,066
Synthes Inc.[d]	3,472	625,066
Transocean Ltd.	12,208	746,234
UBS AG Registered[a]	227,874	3,790,190
Zurich Financial Services AG Registered[a]	7,064	1,683,996

		52,694,401

TAIWAN – 2.17%
Advanced Semiconductor Engineering Inc. SP ADR[a,c]	402,798	2,138,857
AU Optronics Corp. SP ADR	198,991	1,096,440
Chunghwa Telecom Co. Ltd. SP ADR	186,630	6,487,259
Hon Hai Precision Industry Co. Ltd. SP GDR[d]	553,419	3,135,119
Siliconware Precision Industries Co. Ltd. SP ADR	298,592	1,472,059
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	459,445	5,678,740
United Microelectronics Corp. SP ADR[c]	607,503	1,397,257

		21,405,731

THAILAND – 0.71%
Bangkok Bank PCL NVDR	149,040	869,504
Banpu PCL NVDR	11,200	274,884
BEC World PCL NVDR	649,600	892,996
Charoen Pokphand Foods PCL NVDR	873,600	929,985
CP All PCL NVDR	492,800	817,891
Glow Energy PCL NVDR	134,400	254,605
Indorama Ventures PCL NVDR	247,288	362,744
Kasikornbank PCL NVDR	213,840	1,010,945
PTT Aromatics & Refining PCL NVDR	168,000	239,396
PTT Chemical PCL NVDR	67,200	366,136
PTT Exploration & Production PCL NVDR	33,600	207,289
PTT PCL NVDR	22,400	260,614
Siam Cement PCL NVDR	11,200	143,075
Siam Commercial Bank PCL NVDR	33,600	142,511

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Thai Oil PCL NVDR	78,400	$201,750

		6,974,325

TURKEY – 0.43%
Akbank TAS	52,434	230,733
Anadolu Efes Biracilik ve Malt Sanayii AS	29,120	387,202
Arcelik AS	66,140	304,455
Asya Katilim Bankasi ASa	30,648	43,676
BIM Birlesik Magazalar AS	11,200	383,996
Coca-Cola Icecek AS	21,952	318,069
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	212,800	327,365
Enka Insaat ve Sanayi AS	18,196	50,234
Haci Omer Sabanci Holding AS	16,800	66,314
KOC Holding AS	21,056	88,889
Turk Hava Yollari Anonim Ortakligi[a]	67,737	127,227
Turk Telekomunikasyon AS	48,160	206,757
Turkiye Garanti Bankasi AS	102,492	455,900
Turkiye Halk Bankasi AS	12,208	86,259
Turkiye Is Bankasi AS	44,380	128,342
Turkiye Petrol Rafinerileri AS	31,472	771,271
Turkiye Sise ve Cam Fabrikalari AS	21,728	47,807
Turkiye Vakiflar Bankasi TAO Class D	28,502	60,162
Yapi ve Kredi Bankasi ASa	45,930	110,368

		4,195,026

UNITED KINGDOM – 14.68%
3i Group PLC	149,072	656,534
AMEC PLC	41,776	722,784
Anglo American PLC	84,672	4,030,683
ARM Holdings PLC	40,656	389,743
AstraZeneca PLC	76,496	3,733,141
Aviva PLC	214,781	1,406,021
BAE Systems PLC	34,272	171,023
Barclays PLC	687,120	2,515,233
BG Group PLC	221,984	5,261,744
BHP Billiton PLC	144,704	5,399,093
BP PLC	1,097,264	8,303,341
British American Tobacco PLC	120,288	5,569,154
British Land Co. PLC	48,622	466,906
British Sky Broadcasting Group PLC	30,016	350,811
BT Group PLC	618,800	2,041,678
Bunzl PLC	81,424	1,031,167

Security	Shares	Value
Burberry Group PLC	17,584	$431,230
Capita Group PLC	80,304	946,460
Carnival PLC	13,440	466,827
Centrica PLC	310,827	1,564,342
Compass Group PLC	164,192	1,548,399
Diageo PLC	205,184	4,193,278
Experian PLC	98,112	1,292,433
G4S PLC	132,272	595,355
GlaxoSmithKline PLC	319,312	7,149,414
Home Retail Group PLC	89,936	200,186
HSBC Holdings PLC	1,057,168	10,316,602
ICAP PLC	86,352	634,742
Imperial Tobacco Group PLC	84,113	2,922,973
InterContinental Hotels Group PLC	36,848	730,671
International Power PLC	100,800	505,821
Invensys PLC	128,688	652,102
ITV PLC[a]	86,016	98,766
J Sainsbury PLC	122,304	610,517
Johnson Matthey PLC	36,288	1,215,162
Kingfisher PLC	216,384	897,576
Land Securities Group PLC	46,036	646,107
Legal & General Group PLC	622,608	1,146,696
Lloyds Banking Group PLC[a]	2,130,800	1,516,256
London Stock Exchange Group PLC	47,824	782,676
Man Group PLC	149,744	547,653
Marks & Spencer Group PLC	143,920	817,879
National Grid PLC	277,582	2,720,235
Next PLC	20,160	785,950
Old Mutual PLC	409,696	854,768
Pearson PLC	12,432	239,580
Petrofac Ltd.	8,176	188,027
Prudential PLC	184,128	2,085,498
Reckitt Benckiser Group PLC	42,000	2,383,359
Reed Elsevier PLC	37,968	345,277
Rexam PLC	194,880	1,188,412
Rio Tinto PLC	89,712	6,332,276
Royal Bank of Scotland Group PLC[a]	1,105,776	647,820
Royal Dutch Shell PLC Class A	179,571	6,586,541
Royal Dutch Shell PLC Class B	122,640	4,508,416
SABMiller PLC	54,208	2,033,248
Sage Group PLC (The)	131,376	591,754
Scottish & Southern Energy PLC	63,392	1,360,037
Serco Group PLC	69,104	612,545

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

Security	Shares	Value
Shire PLC	36,176	$1,258,324
Smith & Nephew PLC	80,640	848,495
Standard Chartered PLC	130,064	3,326,330
Standard Life PLC	155,904	506,970
Tesco PLC	497,056	3,128,635
Tullow Oil PLC	75,264	1,519,614
Unilever PLC	43,232	1,382,404
United Utilities Group PLC	30,912	298,617
Vodafone Group PLC	3,061,632	8,644,149
Weir Group PLC (The)	2,240	78,025
Wm Morrison Supermarkets PLC	142,800	681,888
Wolseley PLC	29,258	871,690
WPP PLC	88,704	1,011,245
Xstrata PLC	146,613	3,117,818

		144,617,126

TOTAL COMMON STOCKS (Cost: $897,352,176)		958,602,746

PREFERRED STOCKS – 2.25%

BRAZIL – 1.77%
Banco Bradesco SA SP ADR	190,371	3,660,834
Brasil Telecom SA SP ADR	3,525	91,086
Centrais Eletricas Brasileiras SA Class B SP ADR	11,424	175,244
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR	16,387	707,754
Companhia de Bebidas das Americas SP ADR	58,240	1,748,365
Companhia Energetica de Minas Gerais SP ADR	36,357	701,690
Companhia Paranaense de Energia Class B SP ADR	22,367	540,610
Gerdau SA SP ADR	25,984	236,974
Petroleo Brasileiro SA SP ADR	146,204	4,492,849
Tele Norte Leste Participacoes SA SP ADR	14,672	205,115
TIM Participacoes SA SP ADR	25,653	1,283,676
Vale SA Class A SP ADR	122,528	3,617,027

		17,461,224

GERMANY – 0.41%
Henkel AG & Co. KGaA	19,040	1,286,490
Porsche Automobil Holding SE	11,948	921,647

Security	Shares	Value
ProSiebenSat.1 Media AG	11,088	$286,882
RWE AG NVS	224	10,787
Volkswagen AG	7,504	1,503,724

		4,009,530

ITALY – 0.07%
Intesa Sanpaolo SpA RNC	78,645	149,968
Telecom Italia SpA RNC	458,752	493,102

		643,070

TOTAL PREFERRED STOCKS (Cost: $20,070,584)		22,113,824

SHORT-TERM INVESTMENTS – 1.39%

MONEY MARKET FUNDS – 1.39%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[f,g,h]	12,121,272	12,121,272
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[f,g,h]	1,037,915	1,037,915
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[f,g]	564,431	564,431

		13,723,618

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,723,618)		13,723,618

TOTAL INVESTMENTS IN SECURITIES – 100.96% (Cost: $931,146,378)		994,440,188

Other Assets, Less Liabilities – (0.96)%		(9,445,668)

NET ASSETS – 100.00%		$984,994,520

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDEX FUND

July 31, 2011

CPO – Certificates of Participation (Ordinary)

FDR – Fiduciary Depositary Receipts

NVDR – Non-Voting Depositary Receipts

NVS – Non-Voting Shares

SDR – Swedish Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
f	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 94.63%

BRAZIL – 7.62%
Banco Santander (Brasil) SA SP ADR	55,312	$513,295
Itau Unibanco Holding SA SP ADR	58,032	1,182,112

		1,695,407

CHILE – 1.82%
Banco Santander (Chile) SA SP ADR	3,248	301,999
Corpbanca SA SP ADR	4,640	102,080

		404,079

CHINA – 29.00%
Agile Property Holdings Ltd.	32,000	51,729
Agricultural Bank of China Ltd. Class H	384,000	208,393
Bank of China Ltd. Class H	1,472,000	677,975
Bank of Communications Co. Ltd. Class H	193,600	168,898
China CITIC Bank Class Ha	211,200	129,519
China Construction Bank Corp. Class H	1,220,320	983,207
China Everbright Ltd.	32,000	57,394
China Life Insurance Co. Ltd. Class H	192,000	640,452
China Merchants Bank Co. Ltd. Class H	112,690	267,466
China Minsheng Banking Corp. Ltd. Class H	176,800	156,057
China Overseas Land & Investment Ltd.	96,000	215,537
China Pacific Insurance (Group) Co. Ltd. Class H	51,200	194,106
China Resources Land Ltd.[b]	64,000	125,463
China Taiping Insurance Holdings Co. Ltd.[a]	28,800	66,287
Chongqing Rural Commercial Bank Class Ha	32,000	18,516
Country Garden Holdings Co. Ltd.	192,000	98,531
Evergrande Real Estate Group Ltd.	96,000	72,174
Franshion Properties (China) Ltd.[b]	352,000	97,094
Greentown China Holdings Ltd.	8,000	7,164
Guangzhou R&F Properties Co. Ltd. Class Hb	32,000	41,301
Industrial and Commercial Bank of China Ltd. Class H	1,333,400	1,014,441
KWG Property Holdings Ltd.	8,000	5,594
Longfor Properties Co. Ltd.[b]	152,000	234,011
PICC Property and Casualty Co. Ltd. Class Ha	96,000	166,025
Ping An Insurance (Group) Co. of China Ltd. Class H	40,000	389,249

Security	Shares	Value
Poly (Hong Kong) Investments Ltd.[b]	64,000	$47,541
Renhe Commercial Holdings Co. Ltd.	224,000	44,257
Shimao Property Holdings Ltd.	48,000	63,429
Shui On Land Ltd.	112,000	49,573
Sino-Ocean Land Holdings Ltd.[b]	104,000	58,308
SOHO China Ltd.[b]	80,000	72,564
Yuexiu Property Co. Ltd.[a]	160,000	29,354

		6,451,609

COLOMBIA – 1.49%
Bancolombia SA SP ADR	5,008	332,030

		332,030

CZECH REPUBLIC – 0.82%
Komercni Banka AS	816	182,147

		182,147

EGYPT – 0.08%
Commercial International Bank SP ADR	3,900	17,550

		17,550

HUNGARY – 0.90%
OTP Bank Nyrt	6,915	201,117

		201,117

INDIA – 8.03%
Axis Bank Ltd. SP GDR[c]	7,769	233,070
HDFC Bank Ltd. SP ADR	24,275	843,799
ICICI Bank Ltd. SP ADR	15,248	710,099

		1,786,968

INDONESIA – 5.48%
PT Bank Central Asia Tbk	424,000	413,902
PT Bank Danamon Indonesia Tbk	160,000	102,558
PT Bank Mandiri Tbk	264,025	243,763
PT Bank Negara Indonesia (Persero) Tbk	281,833	147,505
PT Bank Rakyat Indonesia Tbk	384,000	311,626

		1,219,354

MEXICO – 3.13%
Compartamos SAB de CV	64,000	115,127
Grupo Financiero Banorte SAB de CV Series O	65,600	286,712
Grupo Financiero Inbursa SAB de CV Series O	62,400	294,900

		696,739

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
PERU – 1.29%
Credicorp Ltd.	2,944	$287,629

		287,629

PHILIPPINE ISLANDS – 2.92%
Ayala Corp.	24,000	185,667
Ayala Land Inc.	176,000	70,250
Banco de Oro Unibank Inc.	52,800	80,127
Bank of the Philippine Islands	123,345	174,744
Metropolitan Bank & Trust Co.	960	1,753
SM Prime Holdings Inc.	496,000	135,829

		648,370

POLAND – 3.47%
Bank Handlowy w Warszawie SA	1,680	49,640
Bank Millennium SA	33,376	63,829
Bank Pekao SA	1,904	108,827
BRE Bank SAa	1,057	120,792
Getin Holding SAa	18,912	77,017
Globe Trade Centre SAa	7,712	45,657
Powszechna Kasa Oszczednosci Bank Polski SA	14,096	207,972
Powszechny Zaklad Ubezpieczen SA	720	97,910

		771,644

RUSSIA – 3.67%
Sberbank of Russia SP ADR	55,200	815,304

		815,304

SOUTH AFRICA – 9.70%
Absa Group Ltd.	6,320	123,850
African Bank Investments Ltd.	44,480	223,381
Discovery Holdings Ltd.	320	1,870
FirstRand Ltd.	120,272	345,380
Growthpoint Properties Ltd.	37,408	102,573
Investec Ltd.	16,800	135,118
Liberty Holdings Ltd.	160	1,786
MMI Holdings Ltd.	20,294	51,412
Nedbank Group Ltd.	1,744	36,515
Redefine Properties Ltd.	59,968	72,297
Remgro Ltd.	18,720	308,792
RMB Holdings Ltd.	45,392	170,802
RMI Holdings	45,392	83,947
Sanlam Ltd.	22,160	89,295
Standard Bank Group Ltd.	28,288	410,383

		2,157,401

Security	Shares	Value
SOUTH KOREA – 6.73%
KB Financial Group Inc. SP ADR	5,539	$274,790
Shinhan Financial Group Co. Ltd. SP ADR	11,552	1,109,223
Woori Finance Holdings Co. Ltd. SP ADR	2,865	113,110

		1,497,123

THAILAND – 5.00%
Bangkok Bank PCL NVDR	41,600	242,696
Bank of Ayudhya PCL NVDR	124,800	115,071
Kasikornbank PCL NVDR	65,600	310,129
Krung Thai Bank PCL NVDR	148,800	103,773
Siam Commercial Bank PCL NVDR	80,000	339,313

		1,110,982

TURKEY – 3.48%
Akbank TAS	33,505	147,437
Asya Katilim Bankasi ASa	29,856	42,547
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,600	2,461
Haci Omer Sabanci Holding AS	12,048	47,557
Turkiye Garanti Bankasi AS	46,064	204,900
Turkiye Halk Bankasi AS	13,158	92,971
Turkiye Is Bankasi AS	40,081	115,910
Turkiye Vakiflar Bankasi TAO Class D	3,840	8,106
Yapi ve Kredi Bankasi ASa	46,768	112,382

		774,271

TOTAL COMMON STOCKS (Cost: $21,449,044)		21,049,724

PREFERRED STOCKS – 5.12%

BRAZIL – 5.12%
Banco Bradesco SA SP ADR	59,200	1,138,416

		1,138,416

TOTAL PREFERRED STOCKS (Cost: $1,208,811)		1,138,416

SHORT-TERM INVESTMENTS – 1.43%

MONEY MARKET FUNDS – 1.43%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	274,901	274,901

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	23,539	$23,539
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	20,551	20,551

		318,991

TOTAL SHORT-TERM INVESTMENTS
(Cost: $318,991)		318,991

TOTAL INVESTMENTS IN SECURITIES – 101.18% (Cost: $22,976,846)		22,507,131

Other Assets, Less Liabilities – (1.18)%		(262,401)

NET ASSETS – 100.00%		$22,244,730

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 87.00%

BRAZIL – 11.71%
Companhia Siderurgica Nacional SA SP ADR	20,502	$217,731
Fibria Celulose SA SP ADR	6,183	73,949
Vale SA SP ADR	34,454	1,117,688

		1,409,368

CHILE – 3.69%
Sociedad Quimica y Minera de Chile SA Series B SP ADR[a]	6,912	444,580

		444,580

CHINA – 12.74%
Aluminum Corp. of China Ltd. Class Ha	90,000	77,016
Angang New Steel Co. Ltd. Class H	36,000	37,226
Anhui Conch Cement Co. Ltd. Class H	54,000	252,871
BBMG Corp. Class H	81,000	117,637
China BlueChemical Ltd. Class H	216,000	168,211
China National Building Material Co. Ltd. Class H	72,000	144,656
China Resources Cement Holdings Ltd.[a]	108,000	103,781
China Shanshui Cement Group Ltd.	54,000	65,469
Fosun International Ltd.	49,500	40,390
Hidili Industry International Development Ltd.	36,000	26,326
Huabao International Holdings Ltd.[a]	135,000	114,311
Jiangxi Copper Co. Ltd. Class H	27,000	95,086
Lee & Man Paper Manufacturing Ltd.	45,000	22,631
Maanshan Iron & Steel Co. Ltd. Class H	54,000	23,486
Nine Dragons Paper (Holdings) Ltd.[a]	45,000	38,104
Sinofert Holdings Ltd.	126,000	47,688
Sinopec Shanghai Petrochemical Co. Ltd. Class H	216,000	90,064
Zhaojin Mining Industry Co. Ltd. Class H	9,000	17,943
Zijin Mining Group Co. Ltd. Class H	95,000	51,312

		1,534,208

INDIA – 2.54%
Sterlite Industries (India) Ltd. SP ADR	20,682	305,473

		305,473

INDONESIA – 2.96%
PT Aneka Tambang Tbk	171,000	40,223
PT Indocement Tunggal Prakarsa Tbk	76,500	139,009
PT International Nickel Indonesia Tbk	103,500	51,735

Security	Shares	Value
PT Semen Gresik (Persero) Tbk	112,500	$125,037

		356,004

MEXICO – 8.16%
Cemex SAB de CV CPO[b]	273,656	192,617
Grupo Mexico SAB de CV Series B	87,300	321,595
Industrias Penoles SAB de CV	3,600	155,284
Mexichem SAB de CV	62,100	267,975
Minera Frisco SAB de CVb	9,000	45,110

		982,581

PERU – 3.19%
Compania de Minas Buenaventura SA SP ADR	4,248	173,913
Southern Copper Corp.	6,156	210,289

		384,202

POLAND – 3.25%
Jastrzebska Spolka Weglowa SAb	878	43,001
KGHM Polska Miedz SA	3,321	227,473
Synthos SA	58,824	121,361

		391,835

RUSSIA – 8.09%
Mechel OAO SP ADR	3,888	96,733
MMC Norilsk Nickel OJSC SP ADR[b]	16,281	435,354
Novolipetsk Steel OJSC SP GDR[c]	2,646	99,225
Severstal OAO SP GDR[c]	5,526	107,426
Uralkali OJSC SP GDR[b,c]	4,770	234,970

		973,708

SOUTH AFRICA – 14.87%
African Rainbow Minerals Ltd.	2,997	84,416
Anglo American Platinum Ltd.	1,530	130,646
AngloGold Ashanti Ltd.	8,730	365,571
ArcelorMittal South Africa Ltd.	4,950	50,758
Exxaro Resources Ltd.	3,798	101,878
Gold Fields Ltd.	14,688	226,764
Harmony Gold Mining Co. Ltd.	8,478	114,655
Impala Platinum Holdings Ltd.	12,366	315,858
Kumba Iron Ore Ltd.	1,746	132,756
Northam Platinum Ltd.	5,004	27,703
Pretoria Portland Cement Co. Ltd.	34,272	131,768
Sappi Ltd.[b]	23,679	107,590

		1,790,363

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SOUTH KOREA – 8.44%
POSCO SP ADR	9,255	$1,016,199

		1,016,199

TAIWAN – 2.13%
China Steel Corp. SP GDR	12,509	256,435

		256,435

THAILAND – 4.79%
PTT Chemical PCL NVDR	53,100	289,312
Siam Cement PCL NVDR	22,500	287,427

		576,739

TURKEY – 0.44%
Eregli Demir ve Celik Fabrikalari TAS	22,509	53,551

		53,551

TOTAL COMMON STOCKS (Cost: $10,466,500)		10,475,246

PREFERRED STOCKS – 12.46%

BRAZIL – 12.46%
Braskem SA Class A SP ADR	6,256	151,833
Gerdau SA SP ADR	17,814	162,464
Vale SA Class A SP ADR	40,154	1,185,346

		1,499,643

TOTAL PREFERRED STOCKS (Cost: $1,549,186)		1,499,643

SHORT-TERM INVESTMENTS – 1.90%

MONEY MARKET FUNDS – 1.90%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	197,485	197,485
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	16,910	16,910
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	14,749	14,749

		229,144

TOTAL SHORT-TERM INVESTMENTS
(Cost: $229,144)		229,144

Value
TOTAL INVESTMENTS IN SECURITIES – 101.36% (Cost: $12,244,830)	$12,204,033

Other Assets, Less Liabilities – (1.36)%	(163,190)

NET ASSETS – 100.00%	$12,040,843

CPO – Certificates of Participation (Ordinary)

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.65%

AUSTRIA – 1.16%
Erste Group Bank AG	917	$43,999
IMMOEAST AG Escrow[a,b]	740	–
IMMOFINANZ AGb	4,676	18,089
IMMOFINANZ AG Escrow[a,b]	328	–
Raiffeisen International Bank Holding AG	245	12,299
Vienna Insurance Group AG	189	10,063

		84,450

BELGIUM – 1.27%
Ageas	11,046	22,778
Dexia SAb	2,949	7,840
Groupe Bruxelles Lambert SA	392	33,133
KBC Groep NV	798	28,301

		92,052

DENMARK – 0.94%
Danske Bank A/Sb	3,157	61,192
TrygVesta A/S	133	7,272

		68,464

FINLAND – 0.99%
Pohjola Bank PLC	679	8,289
Sampo OYJ Class A	2,072	63,330

		71,619

FRANCE – 12.42%
AXA	8,456	159,303
BNP Paribas	4,669	305,041
CNP Assurances SA	735	14,195
Credit Agricole SA	4,669	57,821
Eurazeo	147	10,031
Fonciere des Regions	140	13,680
Gecina SA	105	14,604
Icade	112	12,913
Klepierre	525	19,691
Natixis	4,284	19,564
SCOR SE	840	21,697
Societe Generale	3,087	154,085
Unibail-Rodamco SE	441	98,480

		901,105

GERMANY – 11.42%
Allianz SE Registered	2,205	288,531
Commerzbank AGb	17,591	67,190

Security	Shares	Value
Deutsche Bank AG Registered	4,536	$251,082
Deutsche Boerse AGb	945	70,180
Hannover Rueckversicherung AG Registered	294	15,309
Muenchener Rueckversicherungs-Gesellschaft AG Registered	917	135,792

		828,084

GREECE – 0.74%
Alpha Bank AEb	2,516	11,063
Bank of Cyprus Public Co. Ltd.	4,220	9,217
EFG Eurobank Ergasias SAb	1,601	6,235
National Bank of Greece SA SP ADR[c]	20,986	27,492

		54,007

ITALY – 6.00%
Assicurazioni Generali SpA	5,698	108,573
Banca Carige SpA	3,304	6,856
Banca Monte dei Paschi di Siena SpA	20,895	15,719
Banco Popolare SpA	8,827	16,997
Exor SpA	308	9,290
Intesa Sanpaolo SpA	50,232	116,648
Mediobanca SpA	2,590	23,913
UniCredit SpA	65,835	118,256
Unione di Banche Italiane ScpA	3,929	18,948

		435,200

NETHERLANDS – 3.85%
AEGON NVb	8,477	48,921
Corio NV	287	17,554
Delta Lloyd NV	476	10,452
ING Groep NV CVA[b]	18,697	202,044

		278,971

NORWAY – 1.12%
DnB NOR ASA	4,753	69,235
Gjensidige Forsikring ASA	987	11,670

		80,905

PORTUGAL – 0.25%
Banco Comercial Portugues SA Registered[b,c]	15,771	7,297
Banco Espirito Santo SA Registered[c]	2,779	10,551

		17,848

SPAIN – 10.20%
Banco Bilbao Vizcaya Argentaria SA	20,762	219,258
Banco de Sabadell SA	5,439	20,392
Banco Popular Espanol SA	4,927	25,566

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Banco Santander SA	41,027	$431,851
Bankinter SAc	1,092	6,768
CaixaBank SA	3,955	22,921
CaixaBank SA New[a,b]	42	243
Mapfre SA	3,654	13,017

		740,016

SWEDEN – 5.90%
Industrivarden AB Class C	574	8,581
Investor AB Class B	2,191	47,623
Kinnevik Investment AB Class B	1,029	23,720
Nordea Bank AB	12,754	135,675
Ratos AB Class B	952	17,296
Skandinaviska Enskilda Banken AB Class A	6,811	51,949
Svenska Handelsbanken AB Class A	2,373	74,678
Swedbank AB Class A	3,913	68,612

		428,134

SWITZERLAND – 12.02%
Baloise Holding AG Registered	238	23,718
Credit Suisse Group AG Registered[b]	5,481	197,906
GAM Holding AGb	1,008	15,666
Julius Baer Group Ltd.[b]	1,008	42,982
Pargesa Holding SA Bearer	119	10,561
Swiss Life Holding AG Registered[b]	147	21,895
Swiss Re Ltd.[b]	1,715	96,412
UBS AG Registered[b]	17,689	294,218
Zurich Financial Services AG Registered[b]	707	168,543

		871,901

UNITED KINGDOM – 31.37%
3i Group PLC	4,627	20,378
Admiral Group PLC	1,001	25,452
Aviva PLC	13,720	89,815
Barclays PLC	56,546	206,989
British Land Co. PLC	4,032	38,719
Capital Shopping Centres Group PLC	2,807	17,205
Hammerson PLC	3,479	26,601
HSBC Holdings PLC	86,275	841,933
ICAP PLC	2,793	20,530
Investec PLC	2,450	19,332
Land Securities Group PLC	3,794	53,248
Legal & General Group PLC	28,980	53,374
Lloyds Banking Group PLC[b]	198,835	141,489
London Stock Exchange Group PLC	735	12,029

Security	Shares	Value
Man Group PLC	9,226	$33,742
Old Mutual PLC	26,887	56,096
Prudential PLC	12,355	139,937
Resolution Ltd.	6,944	31,483
Royal Bank of Scotland Group PLC[b]	85,694	50,204
RSA Insurance Group PLC	16,821	36,310
Schroders PLC	546	14,591
SEGRO PLC	3,465	17,177
Standard Chartered PLC	11,459	293,059
Standard Life PLC	10,913	35,487

		2,275,180

TOTAL COMMON STOCKS
(Cost: $8,048,750)		7,227,936

PREFERRED STOCKS – 0.10%

ITALY – 0.10%
Intesa Sanpaolo SpA RNC	3,724	7,102

		7,102

TOTAL PREFERRED STOCKS
(Cost: $10,340)		7,102

SHORT-TERM INVESTMENTS – 0.57%

MONEY MARKET FUNDS – 0.57%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[d,e,f]	36,646	36,646
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[d,e,f]	3,138	3,138
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	1,252	1,252

		41,036

TOTAL SHORT-TERM INVESTMENTS
(Cost: $41,036)		41,036

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS SECTOR INDEX FUND

July 31, 2011

Value

TOTAL INVESTMENTS
IN SECURITIES – 100.32%
(Cost: $8,100,126)	$7,276,074

Other Assets, Less Liabilities – (0.32)%	(22,875)

NET ASSETS – 100.00%	$7,253,199

SP ADR – Sponsored American Depositary Receipts

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FAR EAST FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.80%

HONG KONG – 28.00%
AIA Group Ltd.[a]	27,600	$101,448
Bank of East Asia Ltd. (The)	5,600	21,626
BOC Hong Kong (Holdings) Ltd.	14,000	41,850
Cheung Kong (Holdings) Ltd.	6,000	91,680
Hang Lung Group Ltd.	2,000	12,034
Hang Lung Properties Ltd.	8,000	29,559
Hang Seng Bank Ltd.	2,800	44,005
Henderson Land Development Co. Ltd.	2,000	12,676
Hong Kong Exchanges and Clearing Ltd.[b]	3,800	78,442
Hopewell Holdings Ltd.	1,000	3,239
Hysan Development Co. Ltd.	2,000	9,366
Kerry Properties Ltd.	2,000	9,699
Link REIT (The)	8,000	27,968
New World Development Co. Ltd.	7,000	10,310
Sino Land Co. Ltd.	8,000	13,569
Sun Hung Kai Properties Ltd.	6,000	91,295
Swire Pacific Ltd. Class A	3,000	42,261
Wharf (Holdings) Ltd. (The)	6,600	48,561
Wheelock and Co. Ltd.	2,000	8,596
Wing Hang Bank Ltd.	1,000	10,745

		708,929

JAPAN – 58.43%
AEON Credit Service Co. Ltd.	200	2,811
AEON Mall Co. Ltd.	200	5,135
Aozora Bank Ltd.	2,000	4,871
Bank of Kyoto Ltd. (The)	2,000	18,241
Bank of Yokohama Ltd. (The)	4,000	19,588
Chiba Bank Ltd. (The)	2,000	12,670
Chuo Mitsui Trust Holdings Inc.	10,940	40,251
Credit Saison Co. Ltd.	500	8,499
Dai-ichi Life Insurance Co. Ltd. (The)	32	45,229
Daito Trust Construction Co. Ltd.	200	19,225
Daiwa House Industry Co. Ltd.	2,000	26,817
Daiwa Securities Group Inc.	6,000	26,117
Fukuoka Financial Group Inc.	4,000	16,997
Gunma Bank Ltd. (The)	2,000	10,623
Hachijuni Bank Ltd. (The)	2,000	11,090
Hiroshima Bank Ltd. (The)	2,000	8,784
Hokuhoku Financial Group Inc.	5,000	10,429
Iyo Bank Ltd. (The)	2,000	18,811

Security	Shares	Value
Japan Prime Realty Investment Corp.	2	$5,161
Japan Real Estate Investment Corp.	2	20,028
Japan Retail Fund Investment Corp.	6	9,351
Joyo Bank Ltd. (The)	2,000	8,395
Mitsubishi Estate Co. Ltd.	4,000	71,719
Mitsubishi UFJ Financial Group Inc.	46,000	233,605
Mitsubishi UFJ Lease & Finance Co. Ltd.	200	8,628
Mitsui Fudosan Co. Ltd.	3,000	57,093
Mizuho Financial Group Inc.	73,200	120,435
Mizuho Securities Co. Ltd.[a]	2,000	4,871
Mizuho Trust & Banking Co. Ltd.	6,000	5,286
MS&AD Insurance Group Holdings Inc.	2,080	52,061
Nippon Building Fund Inc.	2	20,443
Nishi-Nippon City Bank Ltd. (The)	2,000	6,141
NKSJ Holdings Inc.	6,000	39,642
Nomura Holdings Inc.	12,600	61,376
Nomura Real Estate Holdings Inc.	300	5,499
NTT Urban Development Corp.	4	3,664
ORIX Corp.	400	43,218
Resona Holdings Inc.	6,600	32,662
SBI Holdings Inc.	64	6,276
Seven Bank Ltd.	2	4,117
Shinsei Bank Ltd.	5,000	6,348
Shizuoka Bank Ltd. (The)	2,000	18,785
Sony Financial Holdings Inc.	800	14,375
Sumitomo Mitsui Financial Group Inc.	4,900	154,510
Sumitomo Realty & Development Co. Ltd.	2,000	49,385
T&D Holdings Inc.	1,000	24,485
Tokio Marine Holdings Inc.	2,600	76,629
Tokyu Land Corp.	2,000	9,379

		1,479,755

SINGAPORE – 13.37%
Ascendas Real Estate Investment Trust	6,000	10,168
CapitaLand Ltd.[b]	10,000	24,091
CapitaMall Trust Management Ltd.	8,000	12,528
CapitaMalls Asia Ltd.	6,000	7,153
City Developments Ltd.[b]	2,000	17,545
DBS Group Holdings Ltd.	6,000	77,408
Global Logistic Properties Ltd.[a]	7,000	11,747
Keppel Land Ltd.	2,000	6,364
Oversea-Chinese Banking Corp. Ltd.	10,000	82,658
Singapore Exchange Ltd.	2,000	12,411

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® MSCI FAR EAST FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
United Overseas Bank Ltd.	4,000	$67,954
UOL Group Ltd.	2,000	8,574

		338,601

TOTAL COMMON STOCKS
(Cost: $2,397,279)		2,527,285

SHORT-TERM INVESTMENTS – 2.26%

MONEY MARKET FUNDS – 2.26%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[c,d,e]	51,251	51,251
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[c,d,e]	4,389	4,389
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	1,576	1,576

		57,216

TOTAL SHORT-TERM INVESTMENTS
(Cost: $57,216)		57,216

TOTAL INVESTMENTS
IN SECURITIES – 102.06%
(Cost: $2,454,495)		2,584,501

Other Assets, Less Liabilities – (2.06)%		(52,195)

NET ASSETS – 100.00%		$2,532,306

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.40%

AUSTRALIA – 4.31%
AGL Energy Ltd.	16,224	$252,883
Alumina Ltd.	50,630	121,240
Amcor Ltd.	37,368	288,970
AMP Ltd.	77,520	388,292
Asciano Group	80,574	147,806
ASX Ltd.	5,304	173,970
Australia and New Zealand Banking Group Ltd.	70,122	1,604,441
Bendigo and Adelaide Bank Ltd.	12,247	118,922
BGP Holdings PLC[a,b]	38,252	5
BHP Billiton Ltd.	91,884	4,180,518
BlueScope Steel Ltd.	48,360	60,558
Boral Ltd.	33,313	152,591
Brambles Ltd.	42,120	320,628
Caltex Australia Ltd.	7,488	87,681
CFS Retail Property Trust	72,774	138,294
Coca-Cola Amatil Ltd.	19,968	247,852
Cochlear Ltd.	2,340	182,162
Commonwealth Bank of Australia	43,368	2,347,103
Computershare Ltd.	13,416	120,989
Crown Ltd.	16,770	164,315
CSL Ltd.	16,458	554,823
Dexus Property Group	112,320	106,722
Echo Entertainment Group Ltd.[b]	29,269	128,924
Fairfax Media Ltd.[c]	62,015	59,946
Fortescue Metals Group Ltd.	37,440	259,505
Foster’s Group Ltd.	65,364	362,585
Goodman Group	145,236	108,483
GPT Group	45,240	149,579
Harvey Norman Holdings Ltd.	25,038	59,957
Iluka Resources Ltd.	11,934	232,814
Incitec Pivot Ltd.	55,068	238,933
Insurance Australia Group Ltd.	53,196	191,661
James Hardie Industries SEb	19,656	123,717
Leighton Holdings Ltd.	4,668	108,243
Lend Lease Group	11,544	112,349
Lynas Corp. Ltd.[b]	48,282	114,026
Macarthur Coal Ltd.	1,638	27,979
Macquarie Group Ltd.	8,892	269,288
MAp Group	28,423	102,093

Security	Shares	Value
Metcash Ltd.	17,706	$80,908
Mirvac Group	97,038	122,580
National Australia Bank Ltd.	59,202	1,560,730
Newcrest Mining Ltd.	21,312	925,872
OneSteel Ltd.	47,667	92,415
Orica Ltd.	11,313	319,492
Origin Energy Ltd.	34,538	557,313
OZ Minerals Ltd.	7,264	108,756
Paladin Energy Ltd.[b]	15,132	43,549
Qantas Airways Ltd.[b]	34,554	70,028
QBE Insurance Group Ltd.	28,782	518,495
QR National Ltd.[b]	22,308	82,334
Rio Tinto Ltd.	12,210	1,072,966
Santos Ltd.	25,672	363,208
Sims Metal Management Ltd.	3,744	69,338
Sonic Healthcare Ltd.	11,781	157,102
SP AusNet	114,120	115,327
Stockland Corp. Ltd.	64,048	214,578
Suncorp Group Ltd.	40,014	325,255
Tabcorp Holdings Ltd.	29,269	103,525
Tatts Group Ltd.	55,770	142,124
Telstra Corp. Ltd.	113,414	372,493
Toll Holdings Ltd.	16,770	83,447
Transurban Group	32,292	181,258
Wesfarmers Ltd.	27,534	886,775
Wesfarmers Ltd. Partially Protected	2,730	89,093
Westfield Group	57,876	506,048
Westfield Retail Trust	57,876	155,120
Westpac Banking Corp.	85,102	1,908,867
Woodside Petroleum Ltd.	17,713	746,170
Woolworths Ltd.	34,398	1,017,914
WorleyParsons Ltd.	5,850	176,777

		27,580,704

AUSTRIA – 0.20%
Erste Group Bank AG	6,408	307,465
IMMOEAST AG Escrow[a,b]	5,270	1
IMMOFINANZ AGb	23,027	89,078
OMV AG	4,914	196,378
Raiffeisen International Bank Holding AG	2,184	109,640
Telekom Austria AG	11,388	139,606
Verbund AG	3,199	130,875
Vienna Insurance Group AG	1,560	83,056

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
voestalpine AG	4,056	$210,583

		1,266,682

BELGIUM – 0.45%
Ageas	73,882	152,352
Anheuser-Busch InBev NV	20,592	1,189,547
Bekaert NV	624	38,051
Belgacom SA	3,971	138,806
Colruyt SA	2,838	138,251
Delhaize Group SA	2,808	202,239
Dexia SAb	20,680	54,977
Groupe Bruxelles Lambert SA	2,198	185,785
KBC Groep NV	5,177	183,603
Mobistar SA	1,265	88,327
Solvay SA	1,545	232,895
UCB SA	3,069	141,434
Umicore	3,069	157,090

		2,903,357

CANADA – 5.90%
Agnico-Eagle Mines Ltd.	4,992	278,022
Agrium Inc.	4,602	403,263
Alimentation Couche-Tard Inc.
Class B	4,680	147,882
ARC Resources Ltd.	5,694	148,653
Athabasca Oil Sands Corp.[b]	7,800	127,118
Bank of Montreal	16,410	1,032,429
Bank of Montreal New	1,470	92,375
Bank of Nova Scotia	29,328	1,665,347
Barrick Gold Corp.	28,002	1,336,783
Baytex Energy Corp.	2,886	161,306
BCE Inc.	6,162	235,463
Bell Aliant Inc.	2,184	63,404
Bombardier Inc. Class B	43,524	263,657
Bonavista Energy Corp.	2,808	84,609
Brookfield Asset Management Inc. Class A	15,288	482,281
Brookfield Office Properties Inc.	7,410	140,954
CAE Inc.	12,792	167,584
Cameco Corp.	10,374	276,270
Canadian Imperial Bank
of Commerce	11,466	876,999
Canadian National Railway Co.	13,338	1,001,451
Canadian Natural Resources Ltd.	32,760	1,324,614
Canadian Oil Sands Ltd.	13,182	360,721
Canadian Pacific Railway Ltd.	4,758	304,235

Security	Shares	Value
Canadian Tire Corp. Ltd. Class A	2,262	$138,496
Canadian Utilities Ltd. Class A	2,808	165,923
Cenovus Energy Inc.	18,808	724,014
Centerra Gold Inc.	4,680	91,869
CGI Group Inc. Class Ab	8,190	176,306
CI Financial Corp.	4,446	103,211
Crescent Point Energy Corp.	6,791	305,689
Eldorado Gold Corp.	17,628	303,915
Enbridge Inc.	24,180	794,976
EnCana Corp.	22,230	653,049
Enerplus Corp.	3,978	124,199
Fairfax Financial Holdings Ltd.	787	310,132
Finning International Inc.	4,134	118,715
First Quantum Minerals Ltd.	2,496	346,508
Fortis Inc.	5,772	191,523
Franco-Nevada Corp.	4,368	182,887
George Weston Ltd.	1,404	97,558
Gildan Activewear Inc.	3,978	119,405
Goldcorp Inc.	22,230	1,064,496
Great-West Lifeco Inc.	6,786	169,766
Husky Energy Inc.	7,332	205,556
IAMGOLD Corp.	11,310	226,639
IGM Financial Inc.	3,900	196,604
Imperial Oil Ltd.	9,360	412,011
Industrial Alliance Insurance and Financial Services Inc.	2,262	89,375
Inmet Mining Corp.	1,794	124,075
Intact Financial Corp.	1,560	90,659
Ivanhoe Mines Ltd.[b]	8,217	215,469
Kinross Gold Corp.	29,968	489,966
Loblaw Companies Ltd.	4,992	193,370
Lululemon Athletica Inc.[b,c]	2,808	169,996
Magna International Inc. Class A	6,318	308,567
Manulife Financial Corp.	51,329	816,616
Metro Inc. Class A	1,794	89,065
National Bank of Canada	5,226	405,581
Nexen Inc.	13,728	320,701
Niko Resources Ltd.	2,184	150,407
Onex Corp.	4,524	169,837
Open Text Corp.[b]	2,652	179,246
Osisko Mining Corp.[b]	6,474	96,145
Pacific Rubiales Energy Corp.	8,190	235,876
Pan American Silver Corp.	2,730	82,488

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Pengrowth Energy Corp.	8,658	$112,518
Penn West Petroleum Ltd.	12,480	278,336
Potash Corp. of Saskatchewan Inc.	24,267	1,402,890
Power Corp. of Canada	9,438	250,750
Power Financial Corp.	6,318	186,663
Progress Energy Resources Corp.	5,928	86,110
Research In Motion Ltd.[b]	14,196	356,034
Ritchie Bros. Auctioneers Inc.	1,170	32,176
Rogers Communications Inc.
Class B	12,714	486,094
Royal Bank of Canada	40,175	2,164,225
Saputo Inc.	5,226	245,101
Shaw Communications Inc.
Class B	10,764	243,449
Shoppers Drug Mart Corp.	5,538	232,861
Silver Wheaton Corp.	11,076	399,439
Sino-Forest Corp. Class Ab,c	7,644	58,483
SNC-Lavalin Group Inc.	4,134	234,007
Sun Life Financial Inc.	16,302	451,225
Suncor Energy Inc.	45,243	1,736,413
Talisman Energy Inc.	30,498	556,165
Teck Resources Ltd. Class B	17,160	851,391
TELUS Corp. NVS	4,602	242,845
Thomson Reuters Corp.	12,251	421,913
Tim Hortons Inc.	3,120	149,926
TMX Group Inc.	2,849	130,305
Toronto-Dominion Bank (The)	24,726	1,982,174
Tourmaline Oil Corp.[b]	3,388	126,586
TransAlta Corp.	6,942	153,733
TransCanada Corp.	17,784	748,153
Valeant Pharmaceuticals International Inc.	8,190	451,409
Vermilion Energy Inc.	2,184	109,664
Viterra Inc.	7,410	84,029
Yamana Gold Inc.	22,932	298,982
Yellow Media Inc.	11,856	25,846

		37,716,201

DENMARK – 0.48%
Carlsberg A/S Class B	3,042	299,216
Coloplast A/S Class B	1,014	156,062
Danske Bank A/Sb	18,720	362,850
DSV A/S	6,630	147,306
Novo Nordisk A/S Class B	12,324	1,509,318
Novozymes A/S Class B	1,482	242,096
Pandora A/Sc	1,197	34,306

Security	Shares	Value
TDC A/Sb	10,608	$98,675
TrygVesta A/S	936	51,178
Vestas Wind Systems A/Sb	5,616	124,127
William Demant Holding A/Sb	783	68,712

		3,093,846

FINLAND – 0.47%
Elisa OYJ	5,304	114,175
Fortum OYJ	13,962	370,170
Kesko OYJ Class B	2,652	103,162
Kone OYJ Class B	4,836	280,753
Metso OYJ	4,134	202,870
Neste Oil OYJ	4,602	60,444
Nokia OYJ	102,726	598,736
Nokian Renkaat OYJ	4,212	197,679
Orion OYJ Class B	1,638	39,638
Outokumpu OYJ	4,758	50,903
Rautaruukki OYJ	3,354	68,633
Sampo OYJ Class A	13,650	417,212
Stora Enso OYJ Class R	7,644	66,016
UPM-Kymmene OYJ	17,082	266,824
Wartsila OYJ Class B	6,708	193,656

		3,030,871

FRANCE – 4.87%
Accor SA	5,694	251,769
Aeroports de Paris	1,482	135,061
Air France-KLM[b]	4,368	52,888
Alcatel-Lucent[b]	69,264	274,212
ALSTOM	5,304	280,141
ArcelorMittal	24,110	755,458
Arkema	1,560	152,773
Atos Origin SA	2,184	120,640
AXA	47,920	902,768
BNP Paribas	26,924	1,759,032
Bouygues SA	6,318	239,594
Bureau Veritas SA	624	51,022
Cap Gemini SA	4,212	208,060
Carrefour SA	16,770	496,429
Casino Guichard-Perrachon SA	1,482	135,402
Christian Dior SA	1,248	199,961
CNP Assurances SA	4,992	96,412
Compagnie de Saint-Gobain	10,924	634,191

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Compagnie Generale de Geophysique-Veritas[b]	3,900	$131,925
Compagnie Generale des Etablissements Michelin Class B	5,238	441,534
Credit Agricole SA	25,589	316,896
Danone SA	15,844	1,133,838
Dassault Systemes SA	2,652	234,486
Edenred SA	5,694	164,137
Eiffage SA	1,014	55,611
Electricite de France	5,850	222,477
Eramet	156	43,557
Essilor International SA	5,694	457,471
Eurazeo	750	51,177
European Aeronautic Defence and Space Co. NV	9,517	330,958
Eutelsat Communications	2,028	87,529
Fonciere des Regions	312	30,487
France Telecom SA	52,728	1,094,121
GDF Suez	35,647	1,169,461
Gecina SA	468	65,093
Groupe Eurotunnel SA	12,636	135,095
Icade	1,014	116,905
Iliad SA	312	40,082
Klepierre	3,433	128,757
L’Air Liquide SA	8,613	1,187,562
L’Oreal SA	6,864	828,639
Lafarge SA	5,705	306,444
Lagardere SCA	4,056	158,068
Legrand SA	3,276	127,647
LVMH Moet Hennessy Louis Vuitton SA	7,332	1,348,092
Natixis	28,415	129,765
Neopost SA	1,482	118,621
Pernod Ricard SA	6,009	596,847
PPR SA	2,418	448,232
PSA Peugeot Citroen SA	4,680	178,486
Publicis Groupe SA	4,134	210,860
Renault SA	5,616	300,736
Safran SA	5,694	237,532
Sanofi-Aventis	30,264	2,361,039
Schneider Electric SA	6,942	1,009,038
SCOR SE	5,480	141,549
SES SA Class A FDR	7,281	197,067
Societe Generale	17,259	861,469

Security	Shares	Value
Societe Television Francaise 1	5,616	$107,455
Sodexo	3,198	244,942
STMicroelectronics NV	20,748	164,161
Suez Environnement SA	10,765	200,018
Technip SA	2,886	316,679
Thales SA	2,886	123,607
Total SA	59,436	3,226,773
Unibail-Rodamco SE	2,886	644,472
Vallourec SA	2,964	302,919
Veolia Environnement	10,374	235,612
Vinci SA	12,012	699,426
Vivendi SA	34,944	838,834
Wendel	936	108,020

		31,158,021

GERMANY – 4.11%
Adidas AG	5,538	412,150
Allianz SE Registered	13,650	1,786,147
BASF SE	26,520	2,409,267
Bayer AG	23,478	1,886,961
Bayerische Motoren Werke AG	9,984	1,001,708
Beiersdorf AG	2,418	156,030
Celesio AG	2,652	51,124
Commerzbank AGb	98,484	376,164
Continental AGb	1,638	163,825
Daimler AG Registered	26,286	1,913,580
Deutsche Bank AG Registered	25,038	1,385,935
Deutsche Boerse AGb	5,774	428,801
Deutsche Lufthansa AG Registered	7,566	152,756
Deutsche Post AG Registered	22,698	401,842
Deutsche Telekom AG Registered	84,474	1,315,859
E.ON AG	51,480	1,421,834
Fraport AG	1,170	94,051
Fresenius Medical Care AG &
Co. KGaA	5,616	431,191
Fresenius SE & Co. KGaA	2,496	267,392
GEA Group AG	6,708	233,900
Hannover Rueckversicherung
AG Registered	1,716	89,352
HeidelbergCement AG	3,822	211,176
Henkel AG & Co. KGaA	3,276	179,054
Hochtief AG	1,170	94,169
Infineon Technologies AG	25,818	259,963
K+S AG	4,704	376,986

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Kabel Deutschland Holding AGb	1,326	$74,818
LANXESS AG	1,794	144,779
Linde AG	4,836	868,667
MAN SE	1,794	213,560
Merck KGaA	1,950	208,872
METRO AG	3,744	207,323
Muenchener Rueckversicherungs-
Gesellschaft AG Registered	6,162	912,487
QIAGEN NVb	6,786	114,482
RWE AG	11,934	626,716
Salzgitter AG	1,326	96,950
SAP AG	24,258	1,521,411
Siemens AG Registered	23,946	3,075,603
Suedzucker AG	1,248	44,117
ThyssenKrupp AG	10,140	449,521
TUI AGb	2,496	23,156
Volkswagen AG	1,014	186,074
Wacker Chemie AG	234	44,453

		26,314,206

GREECE – 0.10%
Alpha Bank AEb	7,114	31,282
Bank of Cyprus Public Co. Ltd.[c]	17,178	37,521
Coca-Cola Hellenic Bottling
Co. SAb	5,700	147,846
EFG Eurobank Ergasias SAb	2,015	7,847
Hellenic Telecommunications
Organization SA SP ADR[c]	16,302	67,327
National Bank of Greece SAb	12,224	83,087
National Bank of Greece SA
SP ADR	61,239	80,223
OPAP SA	5,620	93,277
Public Power Corp. SA	5,730	70,565

		618,975

HONG KONG – 1.44%
AIA Group Ltd.[b]	218,400	802,766
Bank of East Asia Ltd. (The)[c]	62,880	242,823
BOC Hong Kong (Holdings) Ltd.	117,000	349,747
Cathay Pacific Airways Ltd.	78,000	180,727
Cheung Kong (Holdings) Ltd.	12,000	183,360
CLP Holdings Ltd.	39,000	360,254
Esprit Holdings Ltd.	39,209	114,189
Foxconn International
Holdings Ltd.[b]	78,000	35,525
Hang Lung Properties Ltd.	78,000	288,203
Hang Seng Bank Ltd.	31,200	490,346

Security	Shares	Value
Hong Kong and China Gas Co. Ltd. (The)	89,182	$218,307
Hong Kong Exchanges and Clearing Ltd.	39,000	805,068
Hopewell Holdings Ltd.[c]	39,000	126,339
Hutchison Whampoa Ltd.	78,000	909,141
Kerry Properties Ltd.	39,000	189,133
Li & Fung Ltd.	156,000	259,383
Link REIT (The)	78,000	272,692
MTR Corp. Ltd.	78,000	264,687
New World Development
Co. Ltd.	78,000	114,881
Power Assets Holdings Ltd.[c]	39,000	322,728
Sands China Ltd.[b,c]	62,400	187,732
Sun Hung Kai Properties Ltd.	78,000	1,186,837
Swire Pacific Ltd. Class A	39,000	549,387
Wharf (Holdings) Ltd. (The)	85,800	631,295
Wynn Macau Ltd.[c]	31,200	108,877

		9,194,427

IRELAND – 0.13%
Anglo Irish Bank Corp. Ltd.[a,b]	6,552	1
CRH PLC	20,596	405,472
Elan Corp. PLC[b]	13,962	156,896
Kerry Group PLC Class A	5,226	215,868
Warner Chilcott PLC Class A	1,872	39,349

		817,586

ISRAEL – 0.33%
Bank Hapoalim Ltd.	24,258	120,848
Bank Leumi le-Israel	29,328	137,350
Bezeq The Israel
Telecommunication
Corp. Ltd.	38,454	93,972
Cellcom Israel Ltd.	4,866	127,616
Delek Group Ltd. (The)	156	35,059
Israel Chemicals Ltd.	10,764	182,737
Israel Corp. Ltd. (The)	78	85,387
NICE Systems Ltd.[b]	390	14,041
Partner Communications
Co. Ltd.	6,942	99,666
Teva Pharmaceutical
Industries Ltd.	26,442	1,215,893

		2,112,569

ITALY – 1.25%
A2A SpA	63,882	91,753
Assicurazioni Generali SpA	31,993	609,615
Atlantia SpA	9,450	175,313
Autogrill SpA	4,446	58,650
Banca Carige SpA	35,651	73,977

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Banca Monte dei Paschi di
Siena SpA	61,338	$46,143
Banco Popolare SpA	40,794	78,552
Enel Green Power SpA	26,988	67,519
Enel SpA	181,753	1,049,940
Eni SpA	67,958	1,482,413
Fiat Industrial SpA[b]	24,418	322,991
Fiat SpA	24,418	242,287
Finmeccanica SpA	6,875	52,953
Intesa Sanpaolo SpA	274,740	637,999
Luxottica Group SpA	5,148	163,489
Mediaset SpA	21,606	92,895
Mediobanca SpA	17,560	162,127
Parmalat SpA	9,828	25,605
Pirelli & C. SpA	13,977	145,415
Prysmian SpA	5,070	94,057
Saipem SpA	8,580	448,546
Snam Rete Gas SpA	35,969	207,887
Telecom Italia SpA	283,765	357,819
Tenaris SA	12,402	273,206
Terna SpA	55,088	249,992
UniCredit SpA	389,389	699,440
Unione di Banche Italiane ScpA	21,732	104,804

		8,015,387

NETHERLANDS – 1.24%
AEGON NVb	43,992	253,878
Akzo Nobel NV	7,644	468,925
ASML Holding NV	12,324	442,474
Corio NV	1,794	109,732
Fugro NV CVA	938	72,598
Heineken Holding NV	2,106	107,313
Heineken NV	7,254	430,303
ING Groep NV CVA[b]	99,296	1,073,017
Koninklijke Ahold NV	38,220	510,117
Koninklijke DSM NV	4,914	279,738
Koninklijke KPN NV	49,296	704,559
Koninklijke Philips Electronics NV	29,150	726,767
Nielsen Holdings NVb	2,574	77,117
Randstad Holding NV	2,574	116,236
Reed Elsevier NV	20,046	267,897
Royal Boskalis Westminster
NV CVA	1,248	52,698
Royal Vopak NV	2,028	101,517
SBM Offshore NV	4,610	111,458

Security	Shares	Value
TNT Express NVb	11,236	$113,830
TNT NV	12,016	94,088
Unilever NV CVA	49,162	1,600,128
Wolters Kluwer NV	9,438	196,248

		7,910,638

NEW ZEALAND – 0.03%
Contact Energy Ltd.[b]	11,754	53,099
Fletcher Building Ltd.	8,502	60,398
Telecom Corp. of New Zealand Ltd.	31,902	73,175

		186,672

NORWAY – 0.44%
Aker Solutions ASA	3,822	67,148
DnB NOR ASA	27,300	397,665
Norsk Hydro ASA	33,022	235,734
Orkla ASA	12,168	114,330
Renewable Energy Corp. ASA[b,c]	8,976	16,718
Seadrill Ltd.	9,828	342,781
Statoil ASA	34,164	842,711
Subsea 7 SAb	6,240	164,674
Telenor ASA	19,344	323,359
Yara International ASA	5,308	303,570

		2,808,690

PORTUGAL – 0.11%
Banco Comercial Portugues
SA Registered[b,c]	128,701	59,552
Banco Espirito Santo
SA Registered[c]	18,020	68,414
CIMPOR – Cimentos de Portugal SGPS SA	4,763	37,028
EDP Renovaveis SAb	1,872	12,159
Energias de Portugal SA	71,760	249,548
Galp Energia SGPS SA Class B	3,198	72,357
Jeronimo Martins SGPS SA	2,496	48,905
Portugal Telecom SGPS
SA Registered	21,377	185,419

		733,382

SINGAPORE – 0.91%
CapitaLand Ltd.	78,000	187,913
CapitaMall Trust Management Ltd.	234,200	366,743
ComfortDelGro Corp. Ltd.	156,000	185,969
Genting Singapore PLC[b]	234,800	370,609
Golden Agri-Resources Ltd.	156,000	94,604
Hutchison Port Holdings Trust[b,c]	156,000	118,560
Keppel Corp. Ltd.	85,200	783,522
Neptune Orient Lines Ltd.[c]	165,499	197,980

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Noble Group Ltd.	97,163	$150,941
Oversea-Chinese Banking
Corp. Ltd.	78,000	644,735
Singapore Press Holdings Ltd.	40,000	130,924
Singapore Technologies Engineering Ltd.[c]	78,000	195,688
Singapore
Telecommunications Ltd.	234,000	653,159
United Overseas Bank Ltd.	78,000	1,325,109
Wilmar International Ltd.	78,000	381,657

		5,788,113

SPAIN – 1.68%
Abertis Infraestructuras SA	9,468	174,559
Acciona SA	858	89,105
Acerinox SA	3,978	65,881
Actividades de Construcciones y
Servicios SA	5,226	221,425
Amadeus IT Holding SA Class A	4,836	97,638
Banco Bilbao Vizcaya
Argentaria SA	119,350	1,260,398
Banco de Sabadell SA	29,641	111,128
Banco de Valencia SAb	1	2
Banco Popular Espanol SA	27,966	145,116
Banco Santander SA	236,997	2,494,637
Bankinter SAc	9,465	58,662
CaixaBank SA	18,408	106,682
CaixaBank SA New[a,b]	190	1,101
Distribuidora Internacional
Alimentacion SAb,c	16,770	71,091
Enagas SA	5,538	126,534
Ferrovial SA	9,522	121,794
Gas Natural SDG SA	6,786	136,862
Grifols SAb	3,354	73,476
Iberdrola SA	117,203	954,777
Indra Sistemas SA	4,680	93,009
Industria de Diseno Textil SA	5,772	523,706
International Consolidated
Airlines Group SAb	33,408	129,764
Mapfre SA	38,224	136,166
Mediaset Espana
Comunicacion SA	2,808	26,390
Red Electrica Corporacion SA	3,432	187,581
Repsol YPF SA	22,776	720,859
Telefonica SA	114,972	2,569,090
Zardoya Otis SA	4,074	59,012
Zardoya Otis SA New[a,b]	188	2,723

		10,759,168

Security	Shares	Value

SWEDEN – 1.51%
Alfa Laval AB	11,544	$241,215
Assa Abloy AB Class B	8,970	230,520
Atlas Copco AB Class A	18,798	444,346
Atlas Copco AB Class B	10,842	228,437
Boliden AB	2,574	44,562
Electrolux AB Class B	8,736	164,675
Getinge AB Class B	6,475	174,613
Hennes & Mauritz AB Class B	27,924	952,249
Hexagon AB Class B	3,462	70,473
Husqvarna AB Class B	9,442	54,503
Investor AB Class B	10,842	235,656
Kinnevik Investment AB
Class B	6,162	142,043
Millicom International Cellular SA SDR	2,028	243,065
Modern Times Group MTG AB Class B	597	40,518
Nordea Bank AB	81,120	862,945
Ratos AB Class B	5,772	104,868
Sandvik AB	27,690	442,064
Scania AB Class B	10,608	206,521
Securitas AB Class B	10,998	111,852
Skandinaviska Enskilda Banken
AB Class A	46,255	352,798
Skanska AB Class B	13,650	222,030
SKF AB Class B	10,140	267,339
SSAB AB Class A	5,928	79,743
Svenska Cellulosa AB Class B	15,522	225,903
Svenska Handelsbanken AB Class A	14,040	441,835
Swedbank AB Class A	22,549	395,380
Swedish Match AB	9,204	342,178
Tele2 AB Class B	8,268	176,039
Telefonaktiebolaget LM
Ericsson Class B	88,531	1,113,015
TeliaSonera AB	65,598	501,372
Volvo AB Class B	35,022	565,780

		9,678,537

SWITZERLAND – 4.22%
ABB Ltd. Registered[b]	64,584	1,555,195
Actelion Ltd. Registered[b]	3,223	163,971
Adecco SA Registered[b]	3,839	231,402
Aryzta AG	2,106	115,159
Baloise Holding AG Registered	1,518	151,280
Compagnie Financiere Richemont
SA Class A Bearer	14,820	959,859

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Credit Suisse Group AG Registered[b]	33,912	$1,224,481
GAM Holding AGb	2,832	44,014
Geberit AG Registered[b]	1,188	280,647
Givaudan SA Registered[b]	238	260,737
Holcim Ltd. Registered[b]	7,106	488,639
Julius Baer Group Ltd.[b]	4,564	194,616
Kuehne & Nagel International AG Registered	2,035	285,034
Lonza Group AG Registered[b]	1,602	136,684
Nestle SA Registered	99,888	6,368,145
Novartis AG Registered	66,577	4,096,656
Pargesa Holding SA Bearer	1,196	106,141
Roche Holding AG Genusschein	19,656	3,531,197
Schindler Holding AG Participation Certificates	1,326	156,287
Schindler Holding AG Registered	156	18,209
SGS SA Registered	156	304,004
Sonova Holding AG Registered[b]	1,404	132,794
Straumann Holding AG Registered	156	35,546
Sulzer AG Registered	702	102,245
Swatch Group AG (The) Bearer	650	353,121
Swatch Group AG (The) Registered	1,250	116,484
Swiss Life Holding AG Registered[b]	1,265	188,418
Swiss Re Ltd.[b]	11,910	669,541
Swisscom AG Registered	491	236,405
Syngenta AG Registered[b]	2,652	851,251
Synthes Inc.[d]	1,326	238,720
Transocean Ltd.	9,594	586,449
UBS AG Registered[b]	106,316	1,768,336
Zurich Financial Services AG Registered[b]	4,290	1,022,699

		26,974,366

UNITED KINGDOM – 10.82%
3i Group PLC	37,911	166,966
Admiral Group PLC	4,212	107,098
Aggreko PLC	4,155	131,839
AMEC PLC	10,218	176,786
Anglo American PLC	38,068	1,812,170
Antofagasta PLC	9,750	225,665
ARM Holdings PLC	37,752	361,904
Associated British Foods PLC	8,970	157,697
AstraZeneca PLC	39,858	1,945,142
Autonomy Corp. PLC[b]	5,694	157,118

Security	Shares	Value
Aviva PLC	76,518	$500,910
BAE Systems PLC	104,832	523,128
Balfour Beatty PLC	22,156	110,417
Barclays PLC	331,579	1,213,760
BG Group PLC	96,954	2,298,126
BHP Billiton PLC	61,698	2,302,032
BP PLC	531,804	4,024,328
British American Tobacco PLC	57,799	2,676,007
British Land Co. PLC	23,790	228,450
British Sky Broadcasting Group PLC	34,866	407,496
BT Group PLC	234,702	774,379
Bunzl PLC	7,722	97,793
Burberry Group PLC	13,182	323,276
Cairn Energy PLC[b]	42,900	260,414
Capita Group PLC	16,224	191,216
Capital Shopping Centres Group PLC	10,142	62,164
Carnival PLC	5,460	189,648
Centrica PLC	147,110	740,381
Cobham PLC	38,298	128,058
Compass Group PLC	54,678	515,636
Diageo PLC	74,880	1,530,298
Eurasian Natural Resources Corp.	9,595	121,670
Experian PLC	28,860	380,174
Fresnillo PLC	5,152	148,843
G4S PLC	35,022	157,634
GlaxoSmithKline PLC	148,200	3,318,206
Glencore International PLC[b]	23,712	185,158
Hammerson PLC	23,015	175,975
Home Retail Group PLC	26,052	57,989
HSBC Holdings PLC	501,311	4,892,152
ICAP PLC	16,146	118,683
Imperial Tobacco Group PLC	29,797	1,035,462
Inmarsat PLC	8,658	76,745
InterContinental Hotels Group PLC	9,516	188,696
International Power PLC	43,064	216,098
Intertek Group PLC	1,638	51,490
Invensys PLC	24,102	122,132
Investec PLC	14,820	116,940
ITV PLC[b]	52,104	59,827
J Sainsbury PLC	39,858	198,963
Johnson Matthey PLC	6,006	201,121
Kazakhmys PLC	7,956	176,046
Kingfisher PLC	71,838	297,989

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Land Securities Group PLC	28,006	$393,059
Legal & General Group PLC	183,768	338,457
Lloyds Banking Group PLC[b]	1,088,256	774,392
London Stock Exchange Group PLC	4,914	80,421
Lonmin PLC	5,548	115,659
Man Group PLC	60,294	220,511
Marks & Spencer Group PLC	51,012	289,895
National Grid PLC	107,107	1,049,622
Next PLC	6,240	243,270
Old Mutual PLC	154,050	321,402
Pearson PLC	24,726	476,500
Petrofac Ltd.	4,914	113,009
Prudential PLC	72,306	818,963
Randgold Resources Ltd.	2,964	270,273
Reckitt Benckiser Group PLC	17,628	1,000,330
Reed Elsevier PLC	32,682	297,207
Resolution Ltd.	19,523	88,514
Rexam PLC	36,047	219,821
Rio Tinto PLC	40,248	2,840,885
Rolls-Royce Group PLC[b]	53,053	568,239
Royal Bank of Scotland Group PLC[b]	445,926	261,246
Royal Dutch Shell PLC Class A	101,510	3,723,317
Royal Dutch Shell PLC Class B	77,610	2,853,051
RSA Insurance Group PLC	70,278	151,700
SABMiller PLC	26,364	988,868
Sage Group PLC (The)	35,568	160,208
Schroders PLC	5,538	147,995
Scottish & Southern Energy PLC	25,116	538,849
SEGRO PLC	13,026	64,574
Serco Group PLC	16,380	145,194
Severn Trent PLC	6,396	150,241
Shire PLC	14,976	520,916
Smith & Nephew PLC	26,988	283,968
Smiths Group PLC	9,126	170,027
Standard Chartered PLC	63,344	1,619,995
Standard Life PLC	59,358	193,021
Tesco PLC	233,142	1,467,473
TUI Travel PLC	20,358	65,164
Tullow Oil PLC	22,542	455,133
Unilever PLC	38,610	1,234,609
United Utilities Group PLC	18,411	177,854
Vedanta Resources PLC	3,354	97,449
Vodafone Group PLC	1,466,400	4,140,204

Security	Shares	Value
Weir Group PLC (The)	3,744	$130,413
Whitbread PLC	5,772	147,427
Wm Morrison Supermarkets PLC	56,472	269,661
Wolseley PLC	9,438	281,188
WPP PLC	33,228	378,806
Xstrata PLC	56,942	1,210,908

		69,188,183

UNITED STATES – 54.40%
3M Co.	18,408	1,604,073
Abbott Laboratories	43,056	2,209,634
Abercrombie & Fitch Co. Class A	2,652	193,914
Accenture PLC Class A	16,926	1,001,004
ACE Ltd.	9,438	632,157
Activision Blizzard Inc.	16,692	197,633
Adobe Systems Inc.[b]	15,288	423,783
Advance Auto Parts Inc.	2,888	158,753
Advanced Micro Devices Inc.[b,c]	13,572	99,618
AES Corp. (The)[b]	19,968	245,806
Aetna Inc.	11,700	485,433
Aflac Inc.	13,026	599,978
AGCO Corp.[b]	2,262	107,264
Agilent Technologies Inc.[b]	10,686	450,522
Air Products and Chemicals Inc.	6,474	574,438
Airgas Inc.	2,418	166,117
Akamai Technologies Inc.[b]	4,680	113,350
Alcoa Inc.	31,278	460,725
Alexion Pharmaceuticals Inc.[b,c]	5,148	292,406
Allegheny Technologies Inc.	3,042	177,014
Allergan Inc.	8,502	691,298
Alliance Data Systems Corp.[b,c]	1,482	145,740
Alliant Energy Corp.	3,666	144,477
Allstate Corp. (The)	16,068	445,405
Alpha Natural Resources Inc.[b]	5,538	236,528
Altera Corp.	9,750	398,580
Altria Group Inc.	61,542	1,618,555
Amazon.com Inc.[b]	10,374	2,308,422
Ameren Corp.	6,864	197,820
American Electric Power Co. Inc.	11,700	431,262
American Express Co.	31,356	1,569,054
American International Group Inc.[b]	13,572	389,516
American Tower Corp. Class Ab	12,012	630,990
American Water Works Co. Inc.	2,964	82,992

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Ameriprise Financial Inc.	7,098	$384,002
AmerisourceBergen Corp.	8,814	337,664
AMETEK Inc.	3,042	129,285
Amgen Inc.[b]	26,754	1,463,444
Amphenol Corp. Class A	4,680	228,805
Anadarko Petroleum Corp.	13,572	1,120,504
Analog Devices Inc.	9,126	313,934
Annaly Capital Management Inc.	15,756	264,386
Aon Corp.	7,800	375,336
Apache Corp.	11,232	1,389,623
Apollo Group Inc. Class Ab	3,900	198,237
Apple Inc.[b]	26,130	10,203,242
Applied Materials Inc.	38,376	472,792
Arch Capital Group Ltd.[b]	702	23,728
Arch Coal Inc.	4,212	107,827
Archer-Daniels-Midland Co.	17,238	523,690
Arrow Electronics Inc.[b,c]	4,056	140,946
Assurant Inc.	2,349	83,671
AT&T Inc.	166,998	4,886,362
Autodesk Inc.[b]	6,786	233,438
Autoliv Inc.	1,404	92,889
Automatic Data Processing Inc.	14,508	747,017
AutoZone Inc.[b,c]	858	244,916
AvalonBay Communities Inc.	2,576	345,673
Avery Dennison Corp.	2,964	93,514
Avnet Inc.[b]	4,446	130,268
Avon Products Inc.	12,792	335,534
Axis Capital Holdings Ltd.	1,183	37,702
Baker Hughes Inc.	12,637	977,851
Ball Corp.	2,808	108,950
Bank of America Corp.	283,764	2,755,348
Bank of New York Mellon Corp. (The)	35,802	898,988
Baxter International Inc.	16,302	948,287
BB&T Corp.	19,266	494,751
Becton, Dickinson and Co.	5,148	430,424
Bed Bath & Beyond Inc.[b]	7,644	447,098
Berkshire Hathaway Inc. Class Bb	24,102	1,787,645
Best Buy Co. Inc.	9,750	269,100
Biogen Idec Inc.[b]	6,786	691,290
BlackRock Inc.[e]	2,496	445,436
BMC Software Inc.[b]	5,772	249,466
Boeing Co. (The)	20,124	1,418,138
BorgWarner Inc.[b]	2,964	235,994

Security	Shares	Value
Boston Properties Inc.	4,446	$477,323
Boston Scientific Corp.[b]	41,820	299,431
Bristol-Myers Squibb Co.	49,312	1,413,282
Broadcom Corp. Class Ab	12,558	465,525
Brown-Forman Corp. Class B NVS	2,574	189,343
Bunge Ltd.[c]	3,900	268,359
C.H. Robinson Worldwide Inc.	4,446	321,490
C.R. Bard Inc.	2,730	269,396
CA Inc.	11,700	260,910
Cablevision NY Group Class A	6,825	166,257
Cabot Oil & Gas Corp.	2,964	219,573
Calpine Corp.[b]	12,090	196,463
Cameron International Corp.[b]	6,084	340,339
Campbell Soup Co.	6,318	208,810
Capital One Financial Corp.	13,650	652,470
Cardinal Health Inc.	10,842	474,446
CareFusion Corp.[b]	5,389	142,216
CarMax Inc.[b]	7,332	234,404
Carnival Corp.	12,402	412,987
Caterpillar Inc.	17,160	1,695,236
CB Richard Ellis Group Inc. Class Ab	6,942	151,336
CBS Corp. Class B NVS	19,422	531,580
Celanese Corp. Series A	4,134	227,907
Celgene Corp.[b]	13,728	814,070
CenterPoint Energy Inc.	9,282	181,742
CenturyLink Inc.	15,118	561,029
Cephalon Inc.[b,c]	1,959	156,602
Cerner Corp.[b,c]	2,964	197,076
CF Industries Holdings Inc.	1,950	302,874
Charles Schwab Corp. (The)	31,356	468,145
Chesapeake Energy Corp.	18,018	618,918
Chevron Corp.	55,927	5,817,527
Chipotle Mexican Grill Inc.[b,c]	936	303,807
Chubb Corp. (The)	8,736	545,825
Church & Dwight Co. Inc.	2,964	119,568
CIGNA Corp.	8,268	411,498
Cimarex Energy Co.	3,198	281,808
Cincinnati Financial Corp.	3,900	106,587
Cintas Corp.	4,680	152,334
Cisco Systems Inc.	154,674	2,470,144
CIT Group Inc.[b]	4,104	163,093
Citigroup Inc.	80,496	3,086,217
Citrix Systems Inc.[b]	5,382	387,719

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Cliffs Natural Resources Inc.	3,822	$343,292
Clorox Co. (The)	4,368	312,705
CME Group Inc.	1,795	519,096
Coach Inc.	8,736	563,996
Coca-Cola Co. (The)	57,486	3,909,623
Coca-Cola Enterprises Inc.	8,268	232,413
Cognizant Technology Solutions Corp. Class Ab	8,580	599,485
Colgate-Palmolive Co.	13,494	1,138,624
Comcast Corp. Class A	57,954	1,392,055
Comcast Corp. Class A Special	19,579	456,974
Comerica Inc.	5,850	187,376
Computer Sciences Corp.	4,836	170,614
ConAgra Foods Inc.	14,196	363,560
Concho Resources Inc.[b]	2,340	218,977
ConocoPhillips	38,298	2,757,073
CONSOL Energy Inc.	5,404	289,654
Consolidated Edison Inc.	7,644	402,074
Constellation Brands Inc. Class Ab,c	7,878	160,632
Constellation Energy Group Inc.	5,226	202,926
Continental Resources Inc.[b]	1,248	85,600
Cooper Industries PLC	4,156	217,400
Corning Inc.	45,786	728,455
Costco Wholesale Corp.	11,778	921,629
Covance Inc.[b]	2,340	133,965
Coventry Health Care Inc.[b]	4,524	144,768
Covidien PLC	14,196	721,015
Cree Inc.[b,c]	3,354	110,212
Crown Castle International Corp.[b,c]	6,864	297,898
Crown Holdings Inc.[b]	1,880	72,211
CSX Corp.	34,632	850,908
Cummins Inc.	5,850	613,548
CVS Caremark Corp.	38,534	1,400,711
D.R. Horton Inc.	8,112	96,371
Danaher Corp.	13,728	674,182
Darden Restaurants Inc.	4,212	213,970
DaVita Inc.[b]	3,042	254,129
Deere & Co.	12,636	992,052
Dell Inc.[b]	49,769	808,249
Delta Air Lines Inc.[b]	3,829	30,211
Denbury Resources Inc.[b]	10,062	194,398
DENTSPLY International Inc.	4,758	180,281
Devon Energy Corp.	12,480	982,176

Security	Shares	Value
DeVry Inc.	1,638	$101,785
Diamond Offshore Drilling Inc.[c]	2,652	179,885
DIRECTV Class Ab	22,705	1,150,689
Discover Financial Services	16,068	411,501
Discovery Communications Inc. Series Ab	4,838	192,552
Discovery Communications Inc. Series Cb	4,838	174,313
DISH Network Corp. Class Ab	7,021	208,032
Dolby Laboratories Inc. Class Ab,c	1,116	47,274
Dollar Tree Inc.[b]	2,903	192,266
Dominion Resources Inc.	17,082	827,623
Dover Corp.	5,772	349,033
Dow Chemical Co. (The)	32,838	1,145,061
Dr Pepper Snapple Group Inc.	7,801	294,566
DTE Energy Co.	5,694	283,789
Duke Energy Corp.	37,674	700,736
Duke Realty Corp.	9,126	128,129
Dun & Bradstreet Corp. (The)	1,716	124,496
E.I. du Pont de Nemours and Co.	26,754	1,375,691
Eastman Chemical Co.	2,496	241,089
Eaton Corp.	9,048	433,852
Eaton Vance Corp.	2,418	64,851
eBay Inc.[b]	32,136	1,052,454
Ecolab Inc.	5,538	276,900
Edison International	9,048	344,457
Edwards Lifesciences Corp.[b,c]	3,432	244,873
El Paso Corp.	20,826	427,974
Electronic Arts Inc.[b]	9,204	204,789
Eli Lilly and Co.	29,172	1,117,288
EMC Corp.[b,c]	59,982	1,564,331
Emerson Electric Co.	22,386	1,098,929
Energen Corp.	1,794	105,505
Energizer Holdings Inc.[b]	1,560	125,798
Entergy Corp.	4,446	296,993
EOG Resources Inc.	7,878	803,556
EQT Corp.	4,212	267,378
Equifax Inc.	4,134	142,044
Equity Residential	8,424	520,772
Estee Lauder Companies Inc. (The) Class A	3,666	384,600
Everest Re Group Ltd.	2,184	179,350
Exelon Corp.	18,954	835,303

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Expedia Inc.	3,978	$126,063
Expeditors International of Washington Inc.	6,084	290,328
Express Scripts Inc.[b,c]	14,988	813,249
Exxon Mobil Corp.	140,173	11,184,404
F5 Networks Inc.[b]	2,496	233,326
Family Dollar Stores Inc.	4,292	227,948
Fastenal Co.[c]	8,268	278,218
Federal Realty Investment Trust	1,727	150,836
FedEx Corp.	8,112	704,771
Fidelity National Financial Inc. Class A	6,260	102,038
Fidelity National Information Services Inc.	8,357	250,877
Fifth Third Bancorp	23,799	301,057
First Solar Inc.[b,c]	1,413	167,059
FirstEnergy Corp.	11,415	509,680
Fiserv Inc.[b]	4,056	244,820
Flextronics International Ltd.[b,c]	27,378	176,588
FLIR Systems Inc.	3,432	94,243
Flowserve Corp.	1,482	147,281
Fluor Corp.	4,992	317,142
FMC Corp.	1,874	164,106
FMC Technologies Inc.[b,c]	7,176	327,226
Ford Motor Co.[b]	95,082	1,160,951
Forest Laboratories Inc.[b]	8,190	303,521
Fortune Brands Inc.	4,212	253,605
Foster Wheeler AGb,c	4,368	118,373
Franklin Resources Inc.	4,524	574,367
Freeport-McMoRan Copper & Gold Inc.	26,130	1,383,845
Frontier Communications Corp.	19,299	144,550
GameStop Corp. Class Ab,c	4,682	110,402
Gap Inc. (The)	14,196	273,841
Garmin Ltd.	3,588	117,076
General Dynamics Corp.	8,736	595,271
General Electric Co.	300,773	5,386,844
General Growth Properties Inc.	10,140	170,453
General Mills Inc.	19,500	728,325
General Motors Co.[b]	18,018	498,738
Genuine Parts Co.	4,836	257,082
Genworth Financial Inc. Class Ab	12,792	106,429
Gilead Sciences Inc.[b]	22,386	948,271
Goldman Sachs Group Inc. (The)	13,272	1,791,322
Goodrich Corp.	2,574	244,890
Goodyear Tire & Rubber Co. (The)[b]	8,580	138,739

Security	Shares	Value
Google Inc. Class Ab	7,020	$4,237,904
Green Mountain Coffee Roasters Inc.[b]	3,666	381,081
H&R Block Inc.	9,048	135,358
H.J. Heinz Co.	8,892	468,075
Halliburton Co.	26,130	1,430,095
Hansen Natural Corp.[b]	2,340	179,291
Harley-Davidson Inc.	7,410	321,520
Harris Corp.	3,432	136,834
Hartford Financial Services Group Inc. (The)	11,310	264,880
Hasbro Inc.	4,602	182,055
HCA Holdings Inc.[b]	4,602	122,781
HCP Inc.	8,112	297,954
Health Care REIT Inc.	2,028	107,038
Helmerich & Payne Inc.	3,276	226,208
Henry Schein Inc.[b]	1,014	67,390
Hershey Co. (The)	4,134	233,323
Hertz Global Holdings Inc.[b]	7,722	108,649
Hess Corp.	8,814	604,288
Hewlett-Packard Co.	60,609	2,131,012
HollyFrontier Corp.	2,184	164,652
Hologic Inc.[b]	7,098	131,810
Home Depot Inc. (The)	46,566	1,626,550
Honeywell International Inc.	21,138	1,122,428
Hormel Foods Corp.	1,560	45,193
Hospira Inc.[b,c]	4,602	235,254
Host Hotels & Resorts Inc.[c]	11,856	187,918
Hudson City Bancorp Inc.	15,132	124,839
Human Genome Sciences Inc.[b]	4,212	88,494
Humana Inc.	3,900	290,862
IHS Inc. Class Ab,c	1,326	97,713
Illinois Tool Works Inc.	13,026	648,695
Illumina Inc.[b,c]	3,354	209,457
Ingersoll-Rand PLC	9,595	359,045
Integrys Energy Group Inc.	3,198	160,572
Intel Corp.	154,521	3,450,454
IntercontinentalExchange Inc.[b]	2,106	259,670
International Business Machines Corp.	34,398	6,255,276
International Flavors & Fragrances Inc.	3,510	214,707
International Game Technology	9,906	184,153
International Paper Co.	12,959	384,882
Interpublic Group of Companies Inc. (The)	17,394	170,635
Intuit Inc.[b]	9,204	429,827

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Intuitive Surgical Inc.[b]	1,170	$468,644
Invesco Ltd.	14,588	323,562
Iron Mountain Inc.	4,914	155,430
ITT Corp.	4,680	249,631
J.B. Hunt Transport Services Inc.	1,014	45,873
J.C. Penney Co. Inc.	5,772	177,547
J.M. Smucker Co. (The)	2,990	232,981
Jacobs Engineering Group Inc.[b]	3,432	134,328
Jefferies Group Inc.	3,042	57,524
Johnson & Johnson	76,288	4,942,700
Johnson Controls Inc.	17,862	660,001
Joy Global Inc.	3,045	285,986
JPMorgan Chase & Co.	111,930	4,527,569
Juniper Networks Inc.[b,c]	15,132	353,937
KBR Inc.	4,056	144,596
Kellogg Co.	6,942	387,225
KeyCorp	27,467	220,835
Kimberly-Clark Corp.	10,140	662,750
Kimco Realty Corp.	14,044	267,257
Kinder Morgan Management LLC[b]	1,588	97,276
KLA-Tencor Corp.	5,616	223,629
Kohl’s Corp.	8,658	473,679
Kraft Foods Inc. Class A	48,204	1,657,254
Kroger Co. (The)	18,720	465,566
L-3 Communications Holdings Inc.	3,744	296,225
Laboratory Corp. of America Holdings[b]	3,276	297,330
Lam Research Corp.[b,c]	3,744	153,055
Las Vegas Sands Corp.[b]	8,814	415,845
Legg Mason Inc.	5,460	160,633
Leggett & Platt Inc.	5,850	126,945
Leucadia National Corp.	7,176	241,616
Liberty Global Inc. Series Ab,c	4,680	195,624
Liberty Global Inc. Series Cb	3,588	143,412
Liberty Media Corp. – Liberty Interactive Group Series Ab	18,174	298,235
Liberty Property Trust	1,248	42,382
Life Technologies Corp.[b]	4,918	221,458
Limited Brands Inc.	8,970	339,604
Lincoln National Corp.	9,291	246,212
Linear Technology Corp.	6,318	185,117
Lockheed Martin Corp.	7,410	561,159
Loews Corp.	9,048	360,744
Lorillard Inc.	3,744	397,688

Security	Shares	Value
Lowe’s Companies Inc.	38,220	$824,788
LSI Corp.[b]	20,592	151,557
Lubrizol Corp.	2,106	283,468
LyondellBasell Industries NV Class A	7,332	289,321
M&T Bank Corp.	2,652	228,708
Macerich Co. (The)	3,695	196,315
Macy’s Inc.	13,104	378,312
Manpower Inc.	2,496	126,098
Marathon Oil Corp.	20,826	644,981
Marathon Petroleum Corp.[b]	10,312	451,562
Marriott International Inc. Class A	8,736	283,920
Marsh & McLennan Companies Inc.	15,990	471,545
Martin Marietta Materials Inc.[c]	1,170	88,475
Marvell Technology Group Ltd.[b]	14,898	220,788
Masco Corp.	11,700	123,435
MasterCard Inc. Class A	2,996	908,537
Mattel Inc.	11,622	309,843
Maxim Integrated Products Inc.	8,034	184,461
McCormick & Co. Inc. NVS	4,145	201,654
McDonald’s Corp.	29,876	2,583,676
McGraw-Hill Companies Inc. (The)	9,438	392,621
McKesson Corp.	7,410	601,099
MDU Resources Group Inc.	3,510	75,676
Mead Johnson Nutrition Co. Class A	6,963	496,949
MeadWestvaco Corp.	5,148	160,309
Medco Health Solutions Inc.[b]	12,168	765,124
Medtronic Inc.	30,264	1,091,017
Merck & Co. Inc.	87,685	2,992,689
MetLife Inc.	26,286	1,083,246
MetroPCS Communications Inc.[b]	5,850	95,238
MGM Resorts International[b]	6,396	96,644
Microchip Technology Inc.	6,474	218,498
Micron Technology Inc.[b]	25,038	184,530
Microsoft Corp.	212,394	5,819,596
Mohawk Industries Inc.[b]	2,028	105,517
Molson Coors Brewing Co. Class B NVS	3,666	165,153
Monsanto Co.	14,742	1,083,242
Moody’s Corp.	7,020	249,982
Morgan Stanley	34,200	760,950
Mosaic Co. (The)	7,057	499,071
Motorola Mobility Holdings Inc.[b]	7,974	178,458
Motorola Solutions Inc.[b]	9,131	409,891
Murphy Oil Corp.	5,226	335,614

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Mylan Inc.[b]	8,580	$195,452
Nabors Industries Ltd.[b]	7,878	208,058
NASDAQ OMX Group Inc. (The)[b]	4,446	107,015
National Oilwell Varco Inc.	12,481	1,005,594
National Semiconductor Corp.	8,112	200,529
NetApp Inc.[b]	10,686	507,799
Netflix Inc.[b]	1,404	373,450
New York Community Bancorp Inc.	12,246	165,688
Newell Rubbermaid Inc.	7,566	117,424
Newfield Exploration Co.[b]	3,744	252,420
Newmont Mining Corp.	13,494	750,401
News Corp. Class A NVS	51,012	817,212
News Corp. Class B	14,508	239,382
NextEra Energy Inc.	11,232	620,568
NII Holdings Inc.[b,c]	5,460	231,231
Nike Inc. Class B	10,374	935,216
NiSource Inc.	8,190	164,865
Noble Corp.	7,644	281,834
Noble Energy Inc.	4,914	489,828
Nordstrom Inc.	4,134	207,361
Norfolk Southern Corp.	9,984	755,789
Northeast Utilities	2,730	92,820
Northern Trust Corp.	6,708	301,223
Northrop Grumman Corp.	8,190	495,577
NRG Energy Inc.[b]	5,928	145,355
NSTAR	2,106	93,359
Nuance Communications Inc.[b]	5,070	101,451
Nucor Corp.	8,580	333,676
NVIDIA Corp.[b]	17,862	247,031
NYSE Euronext Inc.	8,424	281,867
O’Reilly Automotive Inc.[b,c]	2,730	162,435
Occidental Petroleum Corp.	22,776	2,236,148
Old Republic International Corp.	9,750	101,790
Omnicare Inc.	3,276	99,918
Omnicom Group Inc.	9,048	424,532
ONEOK Inc.	4,150	302,079
Oracle Corp.	114,036	3,487,221
Owens-Illinois Inc.[b]	5,694	131,930
PACCAR Inc.	10,374	444,111
Pall Corp.	3,978	197,229
Parker Hannifin Corp.	5,070	400,631
PartnerRe Ltd.	1,720	114,930
Patterson Companies Inc.	3,666	113,059

Security	Shares	Value
Paychex Inc.	9,984	$281,848
Peabody Energy Corp.	8,346	479,645
Pentair Inc.	3,510	129,203
People’s United Financial Inc.	11,388	144,400
Pepco Holdings Inc.	8,658	161,731
PepsiCo Inc.	43,400	2,779,336
Perrigo Co.	2,886	260,635
Petrohawk Energy Corp.[b]	8,346	318,734
PetSmart Inc.	4,602	197,978
Pfizer Inc.	226,208	4,352,242
PG&E Corp.	10,530	436,258
Pharmaceutical Product Development Inc.	2,964	85,452
Philip Morris International Inc.	51,324	3,652,729
Pinnacle West Capital Corp.	3,588	151,952
Pioneer Natural Resources Co.	3,354	311,888
Pitney Bowes Inc.	4,056	87,407
Plains Exploration & Production Co.[b]	3,042	118,668
Plum Creek Timber Co. Inc.[c]	5,850	223,587
PNC Financial Services Group Inc. (The)[e]	14,118	766,466
Polo Ralph Lauren Corp.	1,950	263,387
PPG Industries Inc.	4,914	413,759
PPL Corp.	14,508	404,773
Praxair Inc.	8,970	929,651
Precision Castparts Corp.	4,212	679,733
Priceline.com Inc.[b,c]	1,326	712,924
Principal Financial Group Inc.	9,906	273,703
Procter & Gamble Co. (The)	78,780	4,844,182
Progress Energy Inc.	8,736	408,321
Progressive Corp. (The)	19,656	386,830
ProLogis Inc.	11,412	406,610
Prudential Financial Inc.	13,650	800,982
Public Service Enterprise Group Inc.	14,976	490,464
Public Storage	5,538	662,511
Pulte Group Inc.[b]	6,708	46,084
QEP Resources Inc.	4,992	218,799
QUALCOMM Inc.	47,034	2,576,523
Quanta Services Inc.[b,c]	4,524	83,784
Quest Diagnostics Inc.	4,680	252,767
R.R. Donnelley & Sons Co.	5,850	110,039
Ralcorp Holdings Inc.[b]	1,170	101,205
Range Resources Corp.	4,524	294,784
Rayonier Inc.[c]	1,326	85,461
Raytheon Co.	10,686	477,985

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
Red Hat Inc.[b,c]	4,914	$206,781
Regency Centers Corp.	2,262	101,609
Regions Financial Corp.	36,036	219,459
RenaissanceRe Holdings Ltd.	2,496	173,697
Republic Services Inc.	8,892	258,135
Reynolds American Inc.	9,360	329,472
Robert Half International Inc.	4,602	126,003
Rock-Tenn Co. Class A	1,950	119,847
Rockwell Automation Inc.	4,602	330,240
Rockwell Collins Inc.	4,836	266,415
Roper Industries Inc.	1,326	108,241
Ross Stores Inc.	3,822	289,593
Rowan Companies Inc.[b]	4,212	164,984
Royal Caribbean Cruises Ltd.[b]	4,368	133,748
Safeway Inc.	12,480	251,722
SAIC Inc.[b]	3,588	57,516
Salesforce.com Inc.[b]	3,744	541,794
SanDisk Corp.[b]	5,772	245,483
Sara Lee Corp.	19,968	381,588
SBA Communications Corp. Class Ab,c	4,290	163,749
SCANA Corp.	2,574	100,875
Schlumberger Ltd.	38,404	3,470,569
Scripps Networks Interactive Inc. Class A	2,106	97,592
Seagate Technology PLC	14,196	197,182
Sealed Air Corp.	6,084	130,989
Sears Holdings Corp.[b,c]	1,422	99,071
SEI Investments Co.	4,914	97,199
Sempra Energy	7,098	359,798
Sherwin-Williams Co. (The)	3,198	246,790
Sigma-Aldrich Corp.	3,510	235,521
Simon Property Group Inc.	9,071	1,093,146
Sirius XM Radio Inc.[b,c]	106,704	225,145
SLM Corp.	15,990	249,284
Southern Co.	23,166	915,984
Southwest Airlines Co.	4,680	46,613
Southwestern Energy Co.[b]	10,143	451,972
Spectra Energy Corp.	18,408	497,384
Sprint Nextel Corp.[b]	86,970	367,883
SPX Corp.	1,560	117,374
St. Jude Medical Inc.	10,062	467,883
Stanley Black & Decker Inc.	4,786	314,775
Staples Inc.	21,216	340,729
Starbucks Corp.	20,748	831,787

Security	Shares	Value
Starwood Hotels & Resorts Worldwide Inc.	6,240	$342,950
State Street Corp.	14,586	604,881
Stericycle Inc.[b,c]	2,262	185,755
Stryker Corp.	8,190	445,045
Sunoco Inc.	3,510	142,682
SunTrust Banks Inc.	13,965	342,003
Symantec Corp.[b]	23,868	454,924
Synopsys Inc.[b]	4,680	112,180
Sysco Corp.	16,926	517,766
T. Rowe Price Group Inc.	8,190	465,192
Target Corp.	18,879	972,080
TD Ameritrade Holding Corp.	7,956	146,072
TE Connectivity Ltd.	13,338	459,227
Teradata Corp.[b]	5,382	295,795
Texas Instruments Inc.	33,462	995,495
Textron Inc.	7,956	184,022
Thermo Fisher Scientific Inc.[b]	11,232	674,931
Tiffany & Co.	3,432	273,153
Time Warner Cable Inc.	10,455	766,456
Time Warner Inc.	30,499	1,072,345
TJX Companies Inc. (The)	11,466	634,070
Toll Brothers Inc.[b]	4,069	81,217
Torchmark Corp.	3,394	137,084
Total System Services Inc.	6,474	120,481
Travelers Companies Inc. (The)	12,402	683,722
TRW Automotive Holdings Corp.[b,c]	2,028	102,353
Tyco International Ltd.	13,884	614,922
Tyson Foods Inc. Class A	10,218	179,428
U.S. Bancorp	55,302	1,441,170
Ultra Petroleum Corp.[b]	4,683	219,258
Union Pacific Corp.	13,884	1,422,832
United Continental Holdings Inc.[b,c]	3,354	60,774
United Parcel Service Inc. Class B	19,890	1,376,786
United States Steel Corp.	3,978	159,080
United Technologies Corp.	24,726	2,048,302
UnitedHealth Group Inc.	30,909	1,534,014
Unum Group	10,686	260,632
Urban Outfitters Inc.[b]	2,106	68,529
URS Corp.[b]	1,883	76,883
Valero Energy Corp.	16,380	411,466
Varian Medical Systems Inc.[b,c]	3,744	234,973
Ventas Inc.[c]	7,722	417,992

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

Security	Shares	Value
VeriSign Inc.	5,772	$180,144
Verizon Communications Inc.	79,326	2,799,415
Vertex Pharmaceuticals Inc.[b]	4,602	238,660
VF Corp.	2,496	291,533
Viacom Inc. Class B NVS	15,054	728,915
Virgin Media Inc.	8,892	235,282
Visa Inc. Class A	13,106	1,121,087
VMware Inc. Class Ab	2,028	203,490
Vornado Realty Trust[c]	4,382	409,936
Vulcan Materials Co.[c]	3,198	109,659
W.R. Berkley Corp.	2,669	82,179
W.W. Grainger Inc.	2,262	335,613
Wal-Mart Stores Inc.	55,068	2,902,634
Walgreen Co.	26,988	1,053,612
Walt Disney Co. (The)	51,480	1,988,158
Walter Energy Inc.	1,794	219,891
Washington Post Co. (The) Class B	234	94,138
Waste Management Inc.	14,430	454,401
Waters Corp.[b,c]	2,964	260,506
Watson Pharmaceuticals Inc.[b,c]	3,042	204,209
Weatherford International Ltd.[b]	19,656	430,860
WellPoint Inc.	11,076	748,184
Wells Fargo & Co.	141,823	3,962,535
Western Digital Corp.[b]	6,630	228,470
Western Union Co.	20,982	407,261
Weyerhaeuser Co.	17,328	346,387
Whirlpool Corp.	2,184	151,198
Whiting Petroleum Corp.[b]	3,354	196,544
Whole Foods Market Inc.	4,212	280,940
Williams Companies Inc. (The)	17,784	563,753
Willis Group Holdings PLC[c]	5,694	233,112
Windstream Corp.	13,650	166,667
Wisconsin Energy Corp.	6,396	196,037
Wynn Resorts Ltd.	2,496	383,585
Xcel Energy Inc.	14,274	342,576
Xerox Corp.	40,406	376,988
Xilinx Inc.	8,736	280,426
XL Group PLC	9,750	200,070
Yahoo! Inc.[b]	35,490	464,919
Yum! Brands Inc.	12,948	683,913

Security	Shares	Value
Zimmer Holdings Inc.[b]	5,148	$308,983

		348,024,037

TOTAL COMMON STOCKS (Cost: $620,845,777)		635,874,618

PREFERRED STOCKS – 0.30%

GERMANY – 0.26%
Bayerische Motoren Werke AG	468	29,577
Henkel AG & Co. KGaA	4,992	337,298
Porsche Automobil Holding SE	4,464	344,345
RWE AG NVS	1,326	63,852
Volkswagen AG	4,380	877,707

		1,652,779

ITALY – 0.04%
Intesa Sanpaolo SpA RNC	27,144	51,761
Telecom Italia SpA RNC	182,364	196,019

		247,780

TOTAL PREFERRED STOCKS (Cost: $1,660,456)		1,900,559

SHORT-TERM INVESTMENTS – 1.46%

MONEY MARKET FUNDS – 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	8,344,922	8,344,922
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	714,556	714,556
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	280,745	280,745

		9,340,223

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,340,223)		9,340,223

TOTAL INVESTMENTS IN SECURITIES – 101.16% (Cost: $631,846,456)		647,115,400

Other Assets, Less Liabilities – (1.16)%		(7,417,567)

NET ASSETS – 100.00%		$639,697,833

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI INDEX FUND

July 31, 2011

FDR – Fiduciary Depositary Receipts

NVS – Non-Voting Shares

SDR – Swedish Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	99

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares FTSE Developed Small Cap ex-North America Index Fund	iShares MSCI ACWI Index Fund	iShares MSCI ACWI ex US Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$39,042,590	$1,875,104,748	$917,422,760
Affiliated (Note 2)	1,061,666	59,054,506	13,723,618

Total cost of investments	$40,104,256	$1,934,159,254	$931,146,378

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$38,503,372	$2,023,045,195	$980,716,570
Affiliated (Note 2)	1,061,666	58,930,922	13,723,618

Total fair value of investments	39,565,038	2,081,976,117	994,440,188
Foreign currencies, at value[b]	95,314	2,158,257	1,424,244
Cash	–	57,227	21,364
Receivables:
Investment securities sold	8,832	540	–
Due from custodian (Note 4)	–	13,534,499	–
Dividends and interest	82,023	3,353,905	2,554,945
Capital shares sold	–	163,206	–

Total Assets	39,751,207	2,101,243,751	998,440,741

LIABILITIES
Payables:
Investment securities purchased	–	15,469,570	–
Collateral for securities on loan (Note 5)	1,056,442	53,112,676	13,159,187
Securities related to in-kind transactions (Note 4)	8,832	–	–
Investment advisory fees (Note 2)	18,017	562,667	287,034

Total Liabilities	1,083,291	69,144,913	13,446,221

NET ASSETS	$38,667,916	$2,032,098,838	$984,994,520

Net assets consist of:
Paid-in capital	$41,882,178	$1,901,918,917	$943,323,512
Undistributed (distributions in excess of) net investment income	(65,666)	2,654,151	1,743,897
Accumulated net realized loss	(2,614,865)	(20,358,387)	(23,482,886)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(533,731)	147,884,157	63,409,997

NET ASSETS	$38,667,916	$2,032,098,838	$984,994,520

Shares outstanding[c]	1,000,000	43,100,000	22,400,000

Net asset value per share	$38.67	$47.15	$43.97

[a]	Securities on loan with values of $994,804, $51,355,726 and $12,351,478, respectively. See Note 5.
[b]	Cost of foreign currencies: $94,346, $2,145,558 and $1,407,701, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares MSCI Emerging Markets Financials Sector Index Fund	iShares MSCI Emerging Markets Materials Sector Index Fund	iShares MSCI Europe Financials Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$22,657,855	$12,015,686	$8,059,090
Affiliated (Note 2)	318,991	229,144	41,036

Total cost of investments	$22,976,846	$12,244,830	$8,100,126

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$22,188,140	$11,974,889	$7,235,038
Affiliated (Note 2)	318,991	229,144	41,036

Total fair value of investments	22,507,131	12,204,033	7,276,074
Foreign currencies, at value[b]	38,221	19,812	10,235
Cash	–	1,441	–
Receivables:
Dividends and interest	29,847	37,294	9,712

Total Assets	22,575,199	12,262,580	7,296,021

LIABILITIES
Payables:
Investment securities purchased	19,064	–	–
Collateral for securities on loan (Note 5)	298,440	214,395	39,784
Investment advisory fees (Note 2)	12,965	7,342	3,038

Total Liabilities	330,469	221,737	42,822

NET ASSETS	$22,244,730	$12,040,843	$7,253,199

Net assets consist of:
Paid-in capital	$22,824,713	$12,173,221	$8,261,402
Undistributed (distributions in excess of) net investment income	(1,501)	34,244	(19,302)
Accumulated net realized loss	(109,051)	(125,395)	(165,611)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(469,431)	(41,227)	(823,290)

NET ASSETS	$22,244,730	$12,040,843	$7,253,199

Shares outstanding[c]	800,000	450,000	350,000

Net asset value per share	$27.81	$26.76	$20.72

[a]	Securities on loan with values of $274,891, $202,302 and $37,073, respectively. See Note 5.
[b]	Cost of foreign currencies: $37,926, $19,945 and $10,051, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares MSCI Far East Financials Sector Index Fund	iShares MSCI Kokusai Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$2,397,279	$621,159,889
Affiliated (Note 2)	57,216	10,686,567

Total cost of investments	$2,454,495	$631,846,456

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,527,285	$636,563,275
Affiliated (Note 2)	57,216	10,552,125

Total fair value of investments	2,584,501	647,115,400
Foreign currencies, at value[b]	3,694	824,529
Receivables:
Dividends and interest	771	897,107
Capital shares sold	–	55,854

Total Assets	2,588,966	648,892,890

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	55,640	9,059,478
Investment advisory fees (Note 2)	1,020	135,579

Total Liabilities	56,660	9,195,057

NET ASSETS	$2,532,306	$639,697,833

Net assets consist of:
Paid-in capital	$2,455,645	$627,998,662
Undistributed (distributions in excess of) net investment income	(15,047)	827,596
Accumulated net realized loss	(38,405)	(4,416,006)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	130,113	15,287,581

NET ASSETS	$2,532,306	$639,697,833

Shares outstanding[c]	100,000	15,600,000

Net asset value per share	$25.32	$41.01

[a]	Securities on loan with values of $52,817 and $8,796,233, respectively. See Note 5.
[b]	Cost of foreign currencies: $3,610 and $812,596, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares FTSE Developed Small Cap ex-North America Index Fund	iShares MSCI ACWI Index Fund	iShares MSCI ACWI ex US Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$1,102,316	$40,963,069	$24,930,899
Dividends – affiliated (Note 2)	–	53,804	–
Interest – affiliated (Note 2)	23	905	348
Securities lending income – affiliated (Note 2)	23,546	279,874	166,420

	1,125,885	41,297,652	25,097,667
Less: Other foreign taxes (Note 1)	–	(9,197)	(10,398)

Total investment income	1,125,885	41,288,455	25,087,269

EXPENSES
Investment advisory fees (Note 2)	205,952	5,552,855	2,844,243

Total expenses	205,952	5,552,855	2,844,243

Net investment income	919,933	35,735,600	22,243,026

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(128,346)	(3,271,704)	(7,481,444)
In-kind redemptions – unaffiliated	1,733,680	47,533,437	63,129,546
In-kind redemptions – affiliated (Note 2)	–	79,674	–
Foreign currency transactions	8,326	358,888	294,847

Net realized gain	1,613,660	44,700,295	55,942,949

Net change in unrealized appreciation/depreciation on:
Investments	4,397,162	140,262,107	27,676,876
Translation of assets and liabilities in foreign currencies	2,524	(13,677)	47,407

Net change in unrealized appreciation/depreciation	4,399,686	140,248,430	27,724,283

Net realized and unrealized gain	6,013,346	184,948,725	83,667,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,933,279	$220,684,325	$105,910,258

[a]	Net of foreign withholding tax of $86,719, $2,763,842 and $2,478,222, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI Emerging Markets Financials Sector Index Fund	iShares MSCI Emerging Markets Materials Sector Index Fund	iShares MSCI Europe Financials Sector Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$390,899	$238,139	$386,298
Interest – affiliated (Note 2)	6	5	9
Securities lending income – affiliated (Note 2)	1,180	1,827	1,606

Total investment income	392,085	239,971	387,913

EXPENSES
Investment advisory fees (Note 2)	95,344	71,436	71,273

Total expenses	95,344	71,436	71,273
Less investment advisory fees waived (Note 2)	(274)	(196)	–

Net expenses	95,070	71,240	71,273

Net investment income	297,015	168,731	316,640

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(88,919)	(76,106)	(222,944)
In-kind redemptions – unaffiliated	–	523,964	1,459,040
Foreign currency transactions	1,118	944	7,942

Net realized gain (loss)	(87,801)	448,802	1,244,038

Net change in unrealized appreciation/depreciation on:
Investments	(644,580)	307,078	(1,659,894)
Translation of assets and liabilities in foreign currencies	197	(508)	(181)

Net change in unrealized appreciation/depreciation	(644,383)	306,570	(1,660,075)

Net realized and unrealized gain (loss)	(732,184)	755,372	(416,037)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(435,169)	$924,103	$(99,397)

[a]	Net of foreign withholding tax of $39,359, $25,948 and $28,026, respectively.

See notes to financial statements.

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI Far East Financials Sector Index Fund	iShares MSCI Kokusai Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$62,414	$11,789,109
Dividends – affiliated (Note 2)	–	16,980
Interest – affiliated (Note 2)	1	238
Securities lending income – affiliated (Note 2)	142	37,028

	62,557	11,843,355
Less: Other foreign taxes (Note 1)	–	(247)

Total investment income	62,557	11,843,108

EXPENSES
Investment advisory fees (Note 2)	12,020	1,080,949

Total expenses	12,020	1,080,949

Net investment income	50,537	10,762,159

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(27,236)	(1,264,272)
In-kind redemptions – unaffiliated	–	19,189,025
In-kind redemptions – affiliated (Note 2)	–	34,734
Foreign currency transactions	833	53,077

Net realized gain (loss)	(26,403)	18,012,564

Net change in unrealized appreciation/depreciation on:
Investments	260,045	15,746,529
Translation of assets and liabilities in foreign currencies	68	6,902

Net change in unrealized appreciation/depreciation	260,113	15,753,431

Net realized and unrealized gain	233,710	33,765,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$284,247	$44,528,154

[a]	Net of foreign withholding tax of $2,822 and $836,895, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE Developed Small Cap ex-North America Index Fund		iShares MSCI ACWI Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$919,933	$557,984	$35,735,600	$18,225,285
Net realized gain (loss)	1,613,660	(385,861)	44,700,295	26,341,867
Net change in unrealized appreciation/depreciation	4,399,686	3,234,764	140,248,430	11,693,001

Net increase in net assets resulting from operations	6,933,279	3,406,887	220,684,325	56,260,153

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,195,244)	(629,190)	(35,831,594)	(16,867,954)

Total distributions to shareholders	(1,195,244)	(629,190)	(35,831,594)	(16,867,954)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,902,336	6,579,478	790,126,224	838,245,623
Cost of shares redeemed	(7,656,301)	–	(158,733,271)	(154,604,433)

Net increase in net assets from capital share transactions	246,035	6,579,478	631,392,953	683,641,190

INCREASE IN NET ASSETS	5,984,070	9,357,175	816,245,684	723,033,389

NET ASSETS
Beginning of year	32,683,846	23,326,671	1,215,853,154	492,819,765

End of year	$38,667,916	$32,683,846	$2,032,098,838	$1,215,853,154

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(65,666)	$(14,405)	$2,654,151	$2,240,502

SHARES ISSUED AND REDEEMED
Shares sold	200,000	200,000	16,700,000	20,400,000
Shares redeemed	(200,000)	–	(3,300,000)	(3,800,000)

Net increase in shares outstanding	–	200,000	13,400,000	16,600,000

See notes to financial statements.

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex US Index Fund		iShares MSCI Emerging Markets Financials Sector Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Period from January 20, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,243,026	$12,822,159	$297,015	$26,131
Net realized gain (loss)	55,942,949	(9,670,765)	(87,801)	(20,230)
Net change in unrealized appreciation/depreciation	27,724,283	15,078,373	(644,383)	174,952

Net increase (decrease) in net assets resulting from operations	105,910,258	18,229,767	(435,169)	180,853

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,154,159)	(12,738,165)	(304,129)	(21,538)

Total distributions to shareholders	(22,154,159)	(12,738,165)	(304,129)	(21,538)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	561,934,487	399,730,485	20,359,825	2,464,888
Cost of shares redeemed	(336,560,946)	–	–	–

Net increase in net assets from capital share transactions	225,373,541	399,730,485	20,359,825	2,464,888

INCREASE IN NET ASSETS	309,129,640	405,222,087	19,620,527	2,624,203

NET ASSETS
Beginning of period	675,864,880	270,642,793	2,624,203	–

End of period	$984,994,520	$675,864,880	$22,244,730	$2,624,203

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$1,743,897	$694,564	$(1,501)	$4,495

SHARES ISSUED AND REDEEMED
Shares sold	13,800,000	10,000,000	700,000	100,000
Shares redeemed	(8,800,000)	–	–	–

Net increase in shares outstanding	5,000,000	10,000,000	700,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Emerging Markets Materials Sector Index Fund		iShares MSCI Europe Financials Sector Index Fund
	Year ended July 31, 2011	Period from January 20, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from January 20, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$168,731	$30,158	$316,640	$41,375
Net realized gain (loss)	448,802	(49,873)	1,244,038	(23,529)
Net change in unrealized appreciation/depreciation	306,570	(347,797)	(1,660,075)	836,785

Net increase (decrease) in net assets resulting from operations	924,103	(367,512)	(99,397)	854,631

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(140,406)	(25,247)	(386,440)	(39,775)

Total distributions to shareholders	(140,406)	(25,247)	(386,440)	(39,775)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,227,877	6,108,255	16,374,892	11,310,699
Cost of shares redeemed	(2,686,227)	–	(20,761,411)	–

Net increase (decrease) in net assets from capital share transactions	5,541,650	6,108,255	(4,386,519)	11,310,699

INCREASE (DECREASE) IN NET ASSETS	6,325,347	5,715,496	(4,872,356)	12,125,555

NET ASSETS
Beginning of period	5,715,496	–	12,125,555	–

End of period	$12,040,843	$5,715,496	$7,253,199	$12,125,555

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$34,244	$4,975	$(19,302)	$1,105

SHARES ISSUED AND REDEEMED
Shares sold	300,000	250,000	750,000	550,000
Shares redeemed	(100,000)	–	(950,000)	–

Net increase (decrease) in shares outstanding	200,000	250,000	(200,000)	550,000

[a]	Commencement of operations.

See notes to financial statements.

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Far East Financials Sector Index Fund		iShares MSCI Kokusai Index Fund
	Year ended July 31, 2011	Period from January 20, 2010[a] to July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$50,537	$29,690	$10,762,159	$4,394,887
Net realized gain (loss)	(26,403)	(9,447)	18,012,564	286,914
Net change in unrealized appreciation/depreciation	260,113	(130,000)	15,753,431	2,728,944

Net increase (decrease) in net assets resulting from operations	284,247	(109,757)	44,528,154	7,410,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(67,731)	(30,098)	(10,432,296)	(4,231,974)

Total distributions to shareholders	(67,731)	(30,098)	(10,432,296)	(4,231,974)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	–	2,455,645	419,416,948	166,584,917
Cost of shares redeemed	–	–	(59,672,329)	(7,724,128)

Net increase in net assets from capital share transactions	–	2,455,645	359,744,619	158,860,789

INCREASE IN NET ASSETS	216,516	2,315,790	393,840,477	162,039,560

NET ASSETS
Beginning of period	2,315,790	–	245,857,356	83,817,796

End of period	$2,532,306	$2,315,790	$639,697,833	$245,857,356

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(15,047)	$592	$827,596	$349,556

SHARES ISSUED AND REDEEMED
Shares sold	–	100,000	10,000,000	4,600,000
Shares redeemed	–	–	(1,400,000)	(200,000)

Net increase in shares outstanding	–	100,000	8,600,000	4,400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE Developed Small Cap ex-North America Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Nov. 12, 2007[a] to Jul. 31, 2008
Net asset value, beginning of period	$32.68	$29.16	$38.93	$48.85

Income from investment operations:
Net investment income[b]	0.85	0.63	0.67	0.96
Net realized and unrealized gain (loss)[c]	6.24	3.60	(9.78)	(10.09)

Total from investment operations	7.09	4.23	(9.11)	(9.13)

Less distributions from:
Net investment income	(1.10)	(0.71)	(0.66)	(0.79)

Total distributions	(1.10)	(0.71)	(0.66)	(0.79)

Net asset value, end of period	$38.67	$32.68	$29.16	$38.93

Total return	21.80%	14.57%	(23.06)%	(18.78)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$38,668	$32,684	$23,327	$23,357
Ratio of expenses to average net assets[e,f]	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	2.23%	1.96%	2.64%	3.13%
Portfolio turnover rate[g]	25%	17%	17%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Mar. 26, 2008[a] to Jul. 31, 2008
Net asset value, beginning of period	$40.94	$37.62	$47.89	$49.93

Income from investment operations:
Net investment income[b]	1.02	0.85	0.82	0.39
Net realized and unrealized gain (loss)[c]	6.20	3.11	(10.63)	(2.43)

Total from investment operations	7.22	3.96	(9.81)	(2.04)

Less distributions from:
Net investment income	(1.01)	(0.64)	(0.46)	–

Total distributions	(1.01)	(0.64)	(0.46)	–

Net asset value, end of period	$47.15	$40.94	$37.62	$47.89

Total return	17.68%	10.55%	(20.31)%	(4.09)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,032,099	$1,215,853	$492,820	$153,264
Ratio of expenses to average net assets[e,f]	0.34%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.20%	2.06%	2.50%	2.25%
Portfolio turnover rate[g]	5%	7%	5%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex US Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Mar. 26, 2008[a] to Jul. 31, 2008
Net asset value, beginning of period	$38.84	$36.57	$48.35	$50.15

Income from investment operations:
Net investment income[b]	1.17	0.94	0.94	0.68
Net realized and unrealized gain (loss)[c]	5.08	2.12	(12.03)	(2.48)

Total from investment operations	6.25	3.06	(11.09)	(1.80)

Less distributions from:
Net investment income	(1.12)	(0.79)	(0.69)	–

Total distributions	(1.12)	(0.79)	(0.69)	–

Net asset value, end of period	$43.97	$38.84	$36.57	$48.35

Total return	16.16%	8.42%	(22.70)%	(3.59)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$984,995	$675,865	$270,643	$48,350
Ratio of expenses to average net assets[e,f]	0.34%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.68%	2.40%	3.14%	3.79%
Portfolio turnover rate[g]	7%	10%	7%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

112	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Financials Sector Index Fund
	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$26.24	$24.65

Income from investment operations:
Net investment income[b]	0.60	0.26
Net realized and unrealized gain[c]	1.38	1.55

Total from investment operations	1.98	1.81

Less distributions from:
Net investment income	(0.41)	(0.22)

Total distributions	(0.41)	(0.22)

Net asset value, end of period	$27.81	$26.24

Total return	7.59%	7.38%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$22,245	$2,624
Ratio of expenses to average net assets[e]	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.10%	2.03%
Portfolio turnover rate[f]	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Materials Sector Index Fund
	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$22.86	$24.43

Income from investment operations:
Net investment income[b]	0.43	0.17
Net realized and unrealized gain (loss)[c]	3.79	(1.64)

Total from investment operations	4.22	(1.47)

Less distributions from:
Net investment income	(0.32)	(0.10)

Total distributions	(0.32)	(0.10)

Net asset value, end of period	$26.76	$22.86

Total return	18.48%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,041	$5,715
Ratio of expenses to average net assets[e]	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	0.68%	n/a
Ratio of net investment income to average net assets[e]	1.59%	1.46%
Portfolio turnover rate[f]	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

114	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Europe Financials Sector Index Fund
	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$22.05	$23.65

Income from investment operations:
Net investment income[b]	0.48	0.28
Net realized and unrealized loss[c]	(1.10)	(1.68)

Total from investment operations	(0.62)	(1.40)

Less distributions from:
Net investment income	(0.71)	(0.20)

Total distributions	(0.71)	(0.20)

Net asset value, end of period	$20.72	$22.05

Total return	(2.95)%	(5.82)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,253	$12,126
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.13%	2.55%
Portfolio turnover rate[f]	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Far East Financials Sector Index Fund
	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$23.16	$24.56

Income from investment operations:
Net investment income[b]	0.51	0.30
Net realized and unrealized gain (loss)[c]	2.33	(1.40)

Total from investment operations	2.84	(1.10)

Less distributions from:
Net investment income	(0.68)	(0.30)

Total distributions	(0.68)	(0.30)

Net asset value, end of period	$25.32	$23.16

Total return	12.33%	(4.46)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,532	$2,316
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.02%	2.38%
Portfolio turnover rate[f]	9%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

116	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Dec. 10, 2007[a] to Jul. 31, 2008
Net asset value, beginning of period	$35.12	$32.24	$42.35	$50.29

Income from investment operations:
Net investment income[b]	1.01	0.82	0.74	0.76
Net realized and unrealized gain (loss)[c]	5.80	2.68	(9.98)	(8.49)

Total from investment operations	6.81	3.50	(9.24)	(7.73)

Less distributions from:
Net investment income	(0.92)	(0.62)	(0.87)	(0.21)

Total distributions	(0.92)	(0.62)	(0.87)	(0.21)

Net asset value, end of period	$41.01	$35.12	$32.24	$42.35

Total return	19.45%	10.88%	(21.54)%	(15.40)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$639,698	$245,857	$83,818	$42,349
Ratio of expenses to average net assets[e,f]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.49%	2.29%	2.67%	2.67%
Portfolio turnover rate[g]	4%	5%	14%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Index Fund	Diversification Classification
FTSE Developed Small Cap ex-North America	Non-diversified
MSCI ACWI	Non-diversified
MSCI ACWI ex US	Non-diversified
MSCI Emerging Markets Financials Sector	Non-diversified
MSCI Emerging Markets Materials Sector	Non-diversified
MSCI Europe Financials Sector	Non-diversified
MSCI Far East Financials Sector	Non-diversified
MSCI Kokusai	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

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Notes to Financial Statements (Continued)

iSHARES® TRUST

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

FTSE Developed Small Cap ex-North America
Common Stocks	$38,352,307	$–	$85,500	$38,437,807
Preferred Stocks	64,812	–	–	64,812
Rights	–	–	753	753
Short-Term Investments	1,061,666	–	–	1,061,666

	$39,478,785	$–	$86,253	$39,565,038

MSCI ACWI
Common Stocks	$2,000,233,344	$–	$–	$2,000,233,344
Preferred Stocks	26,283,452	–	–	26,283,452
Short-Term Investments	55,459,321	–	–	55,459,321

	$2,081,976,117	$–	$–	$2,081,976,117

MSCI ACWI ex US
Common Stocks	$958,569,848	$–	$32,898	$958,602,746
Preferred Stocks	22,113,824	–	–	22,113,824
Short-Term Investments	13,723,618	–	–	13,723,618

	$994,407,290	$–	$32,898	$994,440,188

MSCI Emerging Markets Financials Sector
Common Stocks	$21,049,724	$–	$–	$21,049,724
Preferred Stocks	1,138,416	–	–	1,138,416
Short-Term Investments	318,991	–	–	318,991

	$22,507,131	$–	$–	$22,507,131

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iSHARES® TRUST

	Investments in Securities
iShares Index Fund	Level 1	Level 2	Level 3	Total

MSCI Emerging Markets Materials Sector
Common Stocks	$10,475,246	$–	$–	$10,475,246
Preferred Stocks	1,499,643	–	–	1,499,643
Short-Term Investments	229,144	–	–	229,144

	$12,204,033	$–	$–	$12,204,033

MSCI Europe Financials Sector
Common Stocks	$7,227,693	$–	$243	$7,227,936
Preferred Stocks	7,102	–	–	7,102
Short-Term Investments	41,036	–	–	41,036

	$7,275,831	$–	$243	$7,276,074

MSCI Far East Financials Sector
Common Stocks	$2,527,285	$–	$–	$2,527,285
Short-Term Investments	57,216	–	–	57,216

	$2,584,501	$–	$–	$2,584,501

MSCI Kokusai
Common Stocks	$635,870,787	$–	$3,831	$635,874,618
Preferred Stocks	1,900,559	–	–	1,900,559
Short-Term Investments	9,340,223	–	–	9,340,223

	$647,111,569	$–	$3,831	$647,115,400

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	121

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iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
FTSE Developed Small Cap ex-North America	$312,377	$(958,630)	$(2,568,009)	$(3,214,262)
MSCI ACWI	3,485,019	140,159,419	(13,464,517)	130,179,921
MSCI ACWI ex US	3,167,347	58,038,536	(19,534,875)	41,671,008
MSCI Emerging Markets Financials Sector	17,698	(499,873)	(97,808)	(579,983)
MSCI Emerging Markets Materials Sector	34,244	(51,632)	(114,990)	(132,378)
MSCI Europe Financials Sector	–	(880,697)	(127,506)	(1,008,203)
MSCI Far East Financials Sector	12,089	102,521	(37,949)	76,661
MSCI Kokusai	1,047,470	12,917,430	(2,265,729)	11,699,171

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares Index Fund	2011	2010

FTSE Developed Small Cap ex-North America
Distributions paid from:
Ordinary income	$1,195,244	$629,190

Total distributions	$1,195,244	$629,190

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iSHARES® TRUST

iShares Index Fund	2011	2010

MSCI ACWI
Distributions paid from:
Ordinary income	$35,831,594	$16,867,954

Total distributions	$35,831,594	$16,867,954

MSCI ACWI ex US
Distributions paid from:
Ordinary income	$22,154,159	$12,738,165

Total distributions	$22,154,159	$12,738,165

MSCI Emerging Markets Financials Sector
Distributions paid from:
Ordinary income	$304,129	$21,538

Total distributions	$304,129	$21,538

MSCI Emerging Markets Materials Sector
Distributions paid from:
Ordinary income	$140,406	$25,247

Total distributions	$140,406	$25,247

MSCI Europe Financials Sector
Distributions paid from:
Ordinary income	$386,440	$39,775

Total distributions	$386,440	$39,775

MSCI Far East Financials Sector
Distributions paid from:
Ordinary income	$67,731	$30,098

Total distributions	$67,731	$30,098

MSCI Kokusai
Distributions paid from:
Ordinary income	$10,432,296	$4,231,974

Total distributions	$10,432,296	$4,231,974

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

As permitted by tax regulations, the Funds have elected to defer net realized capital losses and net foreign currency losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses

FTSE Developed Small Cap ex-North America	$715,506

MSCI ACWI	983,929

MSCI ACWI ex US	4,195,941

MSCI Emerging Markets Financials Sector	77,673

iShares Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses

MSCI Emerging Markets Materials Sector	$65,053

MSCI Europe Financials Sector	112,507

MSCI Far East Financials Sector	27,942

MSCI Kokusai	132,017

The Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2017	Expiring 2018	Expiring 2019	Total
FTSE Developed Small Cap ex-North America	$373,813	$1,478,690	$–	$1,852,503
MSCI ACWI	568,319	5,090,715	6,821,554	12,480,588
MSCI ACWI ex US	450,894	7,365,062	7,522,978	15,338,934
MSCI Emerging Markets Financials Sector	–	–	20,135	20,135
MSCI Emerging Markets Materials Sector	–	–	49,937	49,937
MSCI Europe Financials Sector	–	–	6,313	6,313
MSCI Far East Financials Sector	–	–	10,007	10,007
MSCI Kokusai	124,763	1,478,401	530,548	2,133,712

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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iSHARES® TRUST

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE Developed Small Cap ex-North America	$40,529,155	$5,286,558	$(6,250,675)	$(964,117)
MSCI ACWI	1,941,883,992	228,287,370	(88,195,245)	140,092,125
MSCI ACWI ex US	936,517,839	112,096,123	(54,173,774)	57,922,349
MSCI Emerging Markets Financials Sector	23,007,288	1,004,707	(1,504,864)	(500,157)
MSCI Emerging Markets Materials Sector	12,255,235	974,128	(1,025,330)	(51,202)
MSCI Europe Financials Sector	8,157,533	213,617	(1,095,076)	(881,459)
MSCI Far East Financials Sector	2,482,087	240,024	(137,610)	102,414
MSCI Kokusai	634,216,607	45,083,466	(32,184,673)	12,898,793

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to distributions paid in excess of taxable income, passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
FTSE Developed Small Cap ex-North America	$1,665,489	$224,050	$(1,889,539)
MSCI ACWI	46,097,313	509,643	(46,606,956)
MSCI ACWI ex US	59,656,492	960,466	(60,616,958)
MSCI Emerging Markets Financials Sector	–	1,118	(1,118)
MSCI Emerging Markets Materials Sector	523,316	944	(524,260)
MSCI Europe Financials Sector	1,337,222	49,393	(1,386,615)
MSCI Far East Financials Sector	–	1,555	(1,555)
MSCI Kokusai	18,729,029	148,177	(18,877,206)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

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iSHARES® TRUST

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI ACWI and iShares MSCI ACWI ex US Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

For its investment advisory services to each of the iShares MSCI Emerging Markets Financials Sector and iShares MSCI Emerging Markets Materials Sector Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
FTSE Developed Small Cap ex-North America	0.50%
MSCI Europe Financials Sector	0.48
MSCI Far East Financial Sector	0.48
MSCI Kokusai	0.25

BFA has voluntarily waived a portion of its investment advisory fees for the iShares MSCI Emerging Markets Financial Sector and iShares MSCI Emerging Markets Materials Sector Index Funds in the amounts of $274 and $196, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment

126	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees

FTSE Developed Small Cap ex-North America	$12,663

MSCI ACWI	150,379

MSCI ACWI ex US	89,560

MSCI Emerging Markets Financials Sector	636

iShares Index Fund	Securities Lending Agent Fees

MSCI Emerging Markets Materials Sector	$984

MSCI Europe Financials Sector	865

MSCI Far East Financials Sector	76

MSCI Kokusai	19,884

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended July 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain

MSCI ACWI
BlackRock Inc.	–	6,900	(435)	6,465	$1,153,744	$20,473	$15,290
PNC Financial Services Group Inc. (The)	29,428	16,533	(3,267)	42,694	2,317,857	33,331	64,384

					$3,471,601	$53,804	$79,674

MSCI Kokusai
BlackRock Inc.	525	2,104	(133)	2,496	$445,436	$6,256	$3,949
PNC Financial Services Group Inc. (The)	6,335	9,050	(1,267)	14,118	766,466	10,724	30,785

					$1,211,902	$16,980	$34,734

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares Index Fund	Purchases	Sales
FTSE Developed Small Cap ex-North America	$10,060,797	$10,444,652
MSCI ACWI	84,656,874	80,407,029
MSCI ACWI ex US	57,071,341	54,335,535
MSCI Emerging Markets Financials Sector	1,226,697	826,164
MSCI Emerging Markets Materials Sector	629,741	637,970
MSCI Europe Financials Sector	1,383,626	1,562,666
MSCI Far East Financials Sector	224,246	242,717
MSCI Kokusai	18,280,405	18,382,881

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE Developed Small Cap ex-North America	$7,856,490	$7,542,429
MSCI ACWI	782,540,638	156,183,860
MSCI ACWI ex US	555,172,169	333,981,107
MSCI Emerging Markets Financials Sector	19,903,660	–
MSCI Emerging Markets Materials Sector	8,207,042	2,672,107
MSCI Europe Financials Sector	16,216,719	20,462,418
MSCI Kokusai	417,306,794	58,185,879

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

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From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	129

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE Developed Small Cap ex-North America Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Europe Financials Sector Index Fund, iShares MSCI Far East Financials Sector Index Fund and iShares MSCI Kokusai Index Fund, each a fund of iShares Trust, (the “Funds”), at July 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

130	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
MSCI ACWI	35.65%
MSCI ACWI ex US	0.03
MSCI Emerging Markets Materials Sector	0.90
MSCI Kokusai	40.79

For the fiscal year ended July 31, 2011, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
FTSE Developed Small Cap ex-North America	$1,189,035	$86,719
MSCI ACWI	30,576,936	2,765,446
MSCI ACWI ex US	27,406,231	2,481,979
MSCI Emerging Markets Financials Sector	430,258	39,359
MSCI Emerging Markets Materials Sector	262,821	25,948
MSCI Europe Financials Sector	414,324	28,026
MSCI Far East Financials Sector	65,236	2,822

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares Index Fund	Qualified Dividend Income

FTSE Developed Small Cap ex-North America	$983,797

MSCI ACWI	38,597,040

MSCI ACWI ex US	24,636,138

MSCI Emerging Markets Financials Sector	343,488

iShares Index Fund	Qualified Dividend Income

MSCI Emerging Markets Materials Sector	$166,354

MSCI Europe Financials Sector	403,174

MSCI Far East Financials Sector	35,449

MSCI Kokusai	10,432,296

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	131

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

132	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for iShares MSCI ACWI Index Fund, iShares MSCI ACWI ex US Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, and iShares MSCI Emerging Markets Financials Sector Index Fund already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that for certain Funds, the Board had approved additional breakpoints in a previous year. The Board noted that the Advisory Contract for iShares FTSE Developed Small Cap ex-North America Index Fund, iShares MSCI Kokusai Index Fund, iShares MSCI Europe Financials Sector Index Fund, and iShares MSCI Far East Financials Sector Index Fund did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of these Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for these Funds may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	133

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI ACWI Index Fund and iShares MSCI ACWI ex US Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

134	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI ACWI	$0.97448	$–	$0.03520	$1.00968	97%	–%	3%	100%
MSCI Kokusai	0.90060	–	0.01898	0.91958	98	–	2	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount in the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	135

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE Developed Small Cap ex-North America Index Fund

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.79%
Greater than 4.5% and Less than 5.0%	1	0.11
Greater than 4.0% and Less than 4.5%	3	0.34
Greater than 3.5% and Less than 4.0%	3	0.34
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	11	1.25
Greater than 2.0% and Less than 2.5%	7	0.79
Greater than 1.5% and Less than 2.0%	23	2.61
Greater than 1.0% and Less than 1.5%	64	7.26
Greater than 0.5% and Less than 1.0%	168	19.08
Between 0.5% and –0.5%	408	46.32
Less than –0.5% and Greater than –1.0%	90	10.23
Less than –1.0% and Greater than –1.5%	52	5.90
Less than –1.5% and Greater than –2.0%	18	2.04
Less than –2.0% and Greater than –2.5%	11	1.25
Less than –2.5% and Greater than –3.0%	6	0.68
Less than –3.0% and Greater than –3.5%	3	0.34
Less than –3.5%	5	0.56

	881	100.00%

iShares MSCI ACWI Index Fund

Period Covered: April 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	6	0.73%
Greater than 2.0% and Less than 2.5%	2	0.24
Greater than 1.5% and Less than 2.0%	8	0.98
Greater than 1.0% and Less than 1.5%	23	2.80
Greater than 0.5% and Less than 1.0%	157	19.15
Between 0.5% and –0.5%	559	68.17
Less than –0.5% and Greater than –1.0%	49	5.98
Less than –1.0% and Greater than –1.5%	8	0.98
Less than –1.5% and Greater than –2.0%	5	0.61
Less than –2.0% and Greater than –2.5%	1	0.12
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	1	0.12

	820	100.00%

136	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES ® TRUST

iShares MSCI ACWI ex-US Index Fund

Period Covered: April 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.73%
Greater than 4.0% and Less than 4.5%	2	0.24
Greater than 3.5% and Less than 4.0%	1	0.12
Greater than 3.0% and Less than 3.5%	3	0.37
Greater than 2.5% and Less than 3.0%	9	1.10
Greater than 2.0% and Less than 2.5%	9	1.10
Greater than 1.5% and Less than 2.0%	14	1.71
Greater than 1.0% and Less than 1.5%	60	7.32
Greater than 0.5% and Less than 1.0%	205	25.00
Between 0.5% and –0.5%	381	46.46
Less than –0.5% and Greater than –1.0%	63	7.68
Less than –1.0% and Greater than –1.5%	37	4.51
Less than –1.5% and Greater than –2.0%	15	1.83
Less than –2.0% and Greater than –2.5%	6	0.73
Less than –2.5% and Greater than –3.0%	5	0.61
Less than –3.0%	4	0.49

	820	100.00%

iShares MSCI Emerging Markets Financial Sector Index Fund

Period Covered: April 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.32%
Greater than 1.5% and Less than 2.0%	4	1.27
Greater than 1.0% and Less than 1.5%	8	2.53
Greater than 0.5% and Less than 1.0%	87	27.53
Between 0.5% and –0.5%	189	59.80
Less than –0.5% and Greater than –1.0%	15	4.75
Less than –1.0% and Greater than –1.5%	8	2.53
Less than –1.5% and Greater than –2.0%	3	0.95
Less than –2.0%	1	0.32

	316	100.00%

SUPPLEMENTAL INFORMATION	137

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Emerging Markets Materials Sector Index Fund

Period Covered: April 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.95%
Greater than 0.5% and Less than 1.0%	69	21.84
Between 0.5% and –0.5%	217	68.66
Less than –0.5% and Greater than –1.0%	21	6.65
Less than –1.0% and Greater than –1.5%	5	1.58
Less than –1.5% and Greater than –2.0%	1	0.32

	316	100.00%

iShares MSCI Europe Financials Sector Index Fund

Period Covered: April 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.32%
Greater than 2.0% and Less than 2.5%	3	0.95
Greater than 1.5% and Less than 2.0%	6	1.90
Greater than 1.0% and Less than 1.5%	16	5.06
Greater than 0.5% and Less than 1.0%	60	18.99
Between 0.5% and –0.5%	176	55.69
Less than –0.5% and Greater than –1.0%	34	10.76
Less than –1.0% and Greater than –1.5%	13	4.11
Less than –1.5% and Greater than –2.0%	3	0.95
Less than –2.0% and Greater than –2.5%	2	0.63
Less than –2.5% and Greater than –3.0%	1	0.32
Less than –3.0%	1	0.32

	316	100.00%

138	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES ® TRUST

iShares MSCI Far East Financials Sector Index Fund

Period Covered: April 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.63%
Greater than 2.5% and Less than 3.0%	1	0.32
Greater than 2.0% and Less than 2.5%	6	1.90
Greater than 1.5% and Less than 2.0%	5	1.58
Greater than 1.0% and Less than 1.5%	31	9.81
Greater than 0.5% and Less than 1.0%	66	20.88
Between 0.5% and –0.5%	139	43.98
Less than –0.5% and Greater than –1.0%	33	10.44
Less than –1.0% and Greater than –1.5%	14	4.43
Less than –1.5% and Greater than –2.0%	7	2.22
Less than –2.0% and Greater than –2.5%	7	2.22
Less than –2.5% and Greater than –3.0%	3	0.95
Less than –3.0% and Greater than –3.5%	1	0.32
Less than –3.5% and Greater than –4.0%	1	0.32

	316	100.00%

iShares MSCI Kokusai Index Fund

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.23%
Greater than 4.0% and Less than 4.5%	1	0.11
Greater than 3.5% and Less than 4.0%	2	0.23
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	2	0.23
Greater than 2.0% and Less than 2.5%	6	0.68
Greater than 1.5% and Less than 2.0%	14	1.59
Greater than 1.0% and Less than 1.5%	79	8.97
Greater than 0.5% and Less than 1.0%	257	29.17
Between 0.5% and –0.5%	490	55.63
Less than –0.5% and Greater than –1.0%	21	2.38
Less than –1.0% and Greater than –1.5%	4	0.45
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0% and Greater than –2.5%	1	0.11

	881	100.00%

SUPPLEMENTAL INFORMATION	139

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

140	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	141

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

142	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	143

Notes:

144	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	145

Notes:

146	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited (“FTSE”), or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-75-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund  |  AXDI  |  NYSE Arca

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund  |  AXSL  |  NYSE Arca

iShares MSCI ACWI ex US Energy Sector Index Fund  |  AXEN  |  NYSE Arca

iShares MSCI ACWI ex US Financials Sector Index Fund  |  AXFN  |  NASDAQ

iShares MSCI ACWI ex US Health Care Sector Index Fund  |  AXHE  |  NYSE Arca

iShares MSCI ACWI ex US Industrials Sector Index Fund  |  AXID  |  NYSE Arca

iShares MSCI ACWI ex US Information Technology Sector Index Fund  |  AXIT  |  NYSE Arca

iShares MSCI ACWI ex US Materials Sector Index Fund  |  AXMT  |  NYSE Arca

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund  |  AXTE  |  NYSE Arca

iShares MSCI ACWI ex US Utilities Sector Index Fund  |  AXUT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.96%	22.54%	26.32%	25.79%	24.62%	28.43%	27.31%	26.06%	29.99%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Auto Manufacturers	33.02%

Retail	18.75

Media	13.04

Auto Parts & Equipment	7.23

Lodging	4.97

Home Furnishings	4.42

Holding Companies – Diversified	3.18

Apparel	2.26

Leisure Time	1.73

Food Service	1.66

Home Builders	1.32

Entertainment	1.26

Other*	6.89

Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
Toyota Motor Corp. (Japan)	7.34%

Daimler AG Registered (Germany)	4.41

Honda Motor Co. Ltd. (Japan)	4.30

LVMH Moet Hennessy Louis Vuitton SA (France)	2.95

Hennes & Mauritz AB Class B (Sweden)	2.43

Bayerische Motoren Werke AG (Germany)	2.38

Volkswagen AG (Germany)	2.22

Compagnie Financiere Richemont SA Class A Bearer (Switzerland)	2.12

Nissan Motor Co. Ltd. (Japan)	1.86

Hyundai Motor Co. SP GDR (South Korea)	1.84

TOTAL	31.85%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Consumer Discretionary Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries, excluding the United States. Component securities include those of manufacturers of automobiles and automotive components, consumer durables and apparel companies, consumer services companies, media producers and retailers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 23.96%, while the total return for the Index was 26.32%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The consumer discretionary sector delivered solid returns and outperformed broader international markets for the reporting period. Most of those gains, however, were achieved in the first half of the reporting period. As concerns about the strength of economic recovery mounted through the course of the reporting period, consumer confidence began to decline, and spending on discretionary items shrank. A survey performed by The Nielsen Company in the second quarter of 2011 revealed that global consumer confidence had dropped to its lowest level in six quarters. Confidence levels were the poorest in Europe, but remained solid in Asia.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US CONSUMER STAPLES SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.15%	21.33%	22.84%	21.58%	20.89%	22.50%	22.82%	22.09%	23.71%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US CONSUMER STAPLES SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Food	47.40%

Beverages	20.64

Agriculture	13.41

Retail	8.05

Cosmetics & Personal Care	4.31

Household Products & Wares	4.05

Other*	1.80

Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
Nestle SA Registered (Switzerland)	14.97%

British American Tobacco PLC (United Kingdom)	6.22

Unilever NV CVA (Netherlands)	3.69

Diageo PLC (United Kingdom)	3.47

Tesco PLC (United Kingdom)	3.42

Anheuser-Busch InBev NV (Belgium)	3.14

Danone SA (France)	3.03

Unilever PLC (United Kingdom)	2.78

Woolworths Ltd. (Australia)	2.62

Imperial Tobacco Group PLC (United Kingdom)	2.47

TOTAL	45.81%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Consumer Staples Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Consumer Staples Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries, excluding the United States. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 22.15%, while the total return for the Index was 22.84%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The consumer staples sector delivered solid returns and outperformed broader international markets for the reporting period. Companies in the consumer staples sector generally produce goods or services that are in demand regardless of the economic environment. As economic growth became uneven in the reporting period, consumer confidence began to decline. While spending on discretionary items shrank, demand for staple items remained solid. Rising costs for food ingredients during the reporting period dampened profits for many food manufacturers and retailers, and negatively impacted the strength of the sector.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US ENERGY SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.47%	22.95%	24.35%	23.42%	23.06%	24.41%	24.77%	24.40%	25.74%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Oil & Gas	88.69%

Oil & Gas Services	3.13

Pipelines	3.01

Coal	2.65

Other*	2.32

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
BP PLC (United Kingdom)	8.02%

Royal Dutch Shell PLC Class A (United Kingdom)	7.42

Total SA (France)	6.42

Royal Dutch Shell PLC Class B (United Kingdom)	5.66

BG Group PLC (United Kingdom)	4.58

Gazprom OAO SP ADR (Russia)	4.37

Suncor Energy Inc. (Canada)	3.33

Eni SpA (Italy)	3.25

Petroleo Brasileiro SA Preferred SP ADR (Brazil)	3.11

Petroleo Brasileiro SA SP ADR (Brazil)	2.60

TOTAL	48.76%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Energy Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the energy sector of developed and emerging markets countries, excluding the United States. Component securities include those of energy companies, energy equipment producers, fuel production companies, fuel transportation companies and fuel refineries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 23.47%, while the total return for the Index was 24.35%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

Because geopolitical events and natural disasters threatened oil supply, and demand for energy remained strong, particularly from Asia, energy prices climbed during the reporting period. Reflecting those high energy prices, the energy sector logged solid returns and outperformed broader international markets for the period. Accordingly, countries that contributed most to Index returns were those that are home to oil and natural gas companies. The United Kingdom contributed most significantly to Index gains. Energy-rich countries Canada and Russia also delivered solid returns for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.61%	5.99%	6.18%	2.09%	2.53%	2.49%	3.21%	3.89%	3.84%

Total returns for the period since inception are calculated from the inception date of the Fund (1/20/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/22/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Banks	60.43%

Insurance	17.73

Diversified Financial Services	8.42

Real Estate	7.20

Real Estate Investment Trusts	3.32

Holding Companies – Diversified	1.36

Other*	1.13

Short-Term and Other Net Assets	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
HSBC Holdings PLC (United Kingdom)	4.23%

Banco Santander SA (Spain)	2.24

Commonwealth Bank of Australia (Australia)	2.05

Royal Bank of Canada (Canada)	1.89

Toronto-Dominion Bank (The) (Canada)	1.76

Mitsubishi UFJ Financial Group Inc. (Japan)	1.76

UBS AG Registered (Switzerland)	1.65

Westpac Banking Corp. (Australia)	1.62

Standard Chartered PLC (United Kingdom)	1.55

BNP Paribas (France)	1.52

TOTAL	20.27%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Financials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Financials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the financials sector of developed and emerging markets countries, excluding the United States. Component securities include those of banks, diversified financial companies, insurance companies and real estate companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 5.61%, while the total return for the Index was 6.18%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The financials sector delivered positive results, but lagged broader international markets for the reporting period. In Europe, the sovereign debt crisis expanded during the reporting period from Greece to also include Ireland, Spain, Italy, and Portugal. As these countries’ debt came into question, pessimism grew about the health of European banks. Although Asian banks were generally insulated from exposure to European sovereign debt, many suffered share price loss due to investor concern.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US HEALTH CARE SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
28.04%	27.19%	27.73%	23.87%	23.49%	23.43%	25.26%	24.86%	24.70%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US HEALTH CARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Pharmaceuticals	77.72%

Health Care – Products	12.23

Chemicals	5.55

Biotechnology	1.98

Health Care – Services	1.24

Manufacturing	0.70

Short-Term and Other Net Assets	0.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
Novartis AG Registered (Switzerland)	12.36%

Roche Holding AG Genusschein (Switzerland)	11.99

GlaxoSmithKline PLC (United Kingdom)	11.21

Sanofi-Aventis (France)	7.87

Bayer AG (Germany)	5.00

Novo Nordisk A/S Class B (Denmark)	4.86

AstraZeneca PLC (United Kingdom)	4.54

Takeda Pharmaceutical Co. Ltd. (Japan)	3.75

Teva Pharmaceutical Industries Ltd. (Israel)	3.67

Shire PLC (United Kingdom)	2.51

TOTAL	67.76%

The iShares MSCI ACWI ex US Health Care Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Health Care Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the health care sector of developed and emerging markets countries, excluding the United States. Component securities include those of health care equipment companies, health care services companies, pharmaceuticals companies, biotechnology companies and life sciences companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 28.04%, while the total return for the Index was 27.73%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The healthcare sector delivered solid returns and outperformed broader international markets for the reporting period. As concerns grew about the global economic recovery, health care stocks tended to outperform. Pharmaceutical and biotechnology companies, which represent approximately 85% of the Fund’s net assets, generated solid returns. Although the industry faced challenges in the form of patent expirations and generic competition, economic growth in emerging markets contributed to demand as those countries increased their pharmaceutical spending.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.17%	18.59%	21.27%	20.74%	20.38%	22.92%	21.94%	21.55%	24.15%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Engineering & Construction	13.68%

Transportation	12.78

Manufacturing	9.47

Distribution & Wholesale	7.71

Commercial Services	7.35

Machinery	6.44

Holding Companies – Diversified	6.28

Hand & Machine Tools	4.93

Aerospace & Defense	4.68

Electronics	4.17

Electrical Components & Equipment	4.14

Building Materials	3.78

Airlines	2.95

Machinery – Construction & Mining	2.66

Metal Fabricate & Hardware	2.46

Auto Manufacturers	1.89

Machinery – Diversified	1.09

Other*	3.33

Short-Term and Other Net Assets	0.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
Siemens AG Registered (Germany)	6.18%

ABB Ltd. Registered (Switzerland)	3.12

Mitsubishi Corp. (Japan)	2.12

Schneider Electric SA (France)	2.01

Canadian National Railway Co. (Canada)	1.93

Mitsui & Co. Ltd. (Japan)	1.93

Fanuc Ltd. (Japan)	1.87

Komatsu Ltd. (Japan)	1.85

Hutchison Whampoa Ltd. (Hong Kong)	1.54

Vinci SA (France)	1.52

TOTAL	24.07%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Industrials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Industrials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the industrials sector of developed and emerging markets countries, excluding the United States. Component securities include those of capital goods companies, commercial and professional services companies and transportation companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 19.17%, while the total return for the Index was 21.27%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The industrials sector generated positive results and outperformed broader international markets for the reporting period. Although European industrial output varied by country, it was solid on average due largely to demand from growing emerging market countries. As the reporting period progressed and economic conditions became more uneven, industrial sector performance softened. In Japan, industrial output shrank in the aftermath of the earthquake and tsunami.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US INFORMATION TECHNOLOGY SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.88%	4.62%	9.30%	7.19%	6.03%	11.13%	7.57%	6.36%	11.70%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INFORMATION TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Semiconductors	29.14%

Electronics	16.54

Software	10.28

Computers	9.97

Telecommunications	8.56

Office & Business Equipment	6.96

Electrical Components & Equipment	5.57

Internet	5.31

Manufacturing	1.86

Toys, Games & Hobbies	1.73

Commercial Services	1.22

Other*	2.15

Short-Term and Other Net Assets	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd. SP GDR (South Korea)	8.83%

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR (Taiwan)	7.69

SAP AG (Germany)	5.75

Canon Inc. (Japan)	5.64

Hon Hai Precision Industry Co. Ltd. SP GDR (Taiwan)	4.24

Telefonaktiebolaget LM Ericsson Class B (Sweden)	3.95

Infosys Technologies Ltd. SP ADR (India)	3.46

Hitachi Ltd. (Japan)	2.92

Tencent Holdings Ltd. (China)	2.93

Advanced Semiconductor Engineering Inc. SP ADR (Taiwan)	2.32

TOTAL	47.73%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Information Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Information Technology Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the information technology sector of developed and emerging markets countries, excluding the United States. Component securities include those of software companies, information technology services companies, information technology hardware companies and semiconductor and semiconductor equipment companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 5.88%, while the total return for the Index was 9.30%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US INFORMATION TECHNOLOGY SECTOR INDEX FUND

Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The information technology sector generated positive results, but lagged broader international markets for the reporting period. As global economic conditions weakened, computer sales declined. Retail consumers generally shifted to lower cost alternatives, including tablets, and corporate buyers generally shifted IT budgets to other solutions, such as virtualization. Semiconductor companies were generally the beneficiaries of these trends and semiconductor sales climbed, although they declined in the final months of the period as economic conditions softened.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.21%	24.91%	27.17%	28.71%	28.54%	30.89%	30.42%	30.23%	32.60%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION
As of 7/31/11
Industry	Percentage of Net Assets
Mining	51.03%

Chemicals	25.71

Iron & Steel	10.14

Building Materials	6.09

Metal Fabricate & Hardware	1.83

Forest Products & Paper	1.72

Textiles	1.05

Other*	2.27

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 7/31/11
Security	Percentage of Net Assets
BHP Billiton Ltd. (Australia)	7.06%

Rio Tinto PLC (United Kingdom)	4.92

BASF SE (Germany)	4.22

BHP Billiton PLC (United Kingdom)	3.88

Vale SA Class A Preferred SP ADR (Brazil)	3.11

Anglo American PLC (United Kingdom)	2.94

Potash Corp. of Saskatchewan Inc. (Canada)	2.51

POSCO SP ADR (South Korea)	2.33

Barrick Gold Corp. (Canada)	2.30

Vale SA SP ADR (Brazil)	2.24

TOTAL	35.51%

*	Other includes industries which individually represent less than 1% of net assets.

The iShares MSCI ACWI ex US Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Materials Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the materials sector of developed and emerging markets countries, excluding the United States. Component securities include those of chemical companies, container manufacturing companies, metals and mining companies, and paper and forest products companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 25.21%, while the total return for the Index was 27.17%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The materials sector generated positive results and outperformed broader international markets for the reporting period. Underlying sector strength, commodity prices escalated for the period. Precious metals prices, in particular, gained ground, largely due to growth in China and

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

others emerging markets. Further contributing to rising prices, unease about the stability of global equity and sovereign debt instruments increased demand for precious metals. Because gold is perceived as a safe haven, its price benefited from the uncertain economic environment. During the reporting period, the price of gold climbed from less than $1,200 per ounce to more than $1,600 per ounce.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US TELECOMMUNICATION SERVICES SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.30%	16.80%	18.56%	21.31%	20.23%	21.62%	22.54%	21.39%	22.77%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US TELECOMMUNICATION SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Telecommunications	95.35%

Internet	3.70

Short-Term and Other Net Assets	0.95

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Vodafone Group PLC (United Kingdom)	15.05%

Telefonica SA (Spain)	9.44

China Mobile Ltd. (China)	6.18

America Movil SAB de CV Series L (Mexico)	5.17

Deutsche Telekom AG Registered (Germany)	4.50

France Telecom SA (France)	3.97

MTN Group Ltd. (South Africa)	3.73

SoftBank Corp. (Japan)	3.40

NTT DoCoMo Inc. (Japan)	3.02

Singapore Telecommunications Ltd. (Singapore)	2.63

TOTAL	57.09%

The iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Telecommunication Services Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the telecommunications sector of developed and emerging markets countries, excluding the United States. Component securities include those of diversified telecommunications companies and wireless telecommunications companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 18.30%, while the total return for the Index was 18.56%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

The telecommunications services sector generated positive results and modestly outperformed broader international markets for the reporting period. Global mobile phone sales climbed in the reporting period, experiencing a 16.5% increase in the second quarter of 2011 from the same quarter in 2010. Smart phone sales rose 74% in the same period. In China alone, there were 906,800,000 mobile phones in use as of June 2011. Traditional diversified telecom service providers performed well during the period, as they are generally perceived as basic service companies that fare well regardless of the economic environment.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.65%	1.75%	1.96%	4.67%	3.87%	4.03%	4.92%	4.08%	4.23%

Total returns for the period since inception are calculated from the inception date of the Fund (7/13/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (7/16/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Industry	Percentage of Net Assets
Electric	67.84%

Gas	22.66

Water	4.81

Energy – Alternate Sources	1.87

Engineering & Construction	1.18

Other*	0.47

Short-Term and Other Net Assets	1.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
E.ON AG (Germany)	7.07%

GDF Suez (France)	6.45

Enel SpA (Italy)	5.94

Iberdrola SA (Spain)	5.34

National Grid PLC (United Kingdom)	5.15

Centrica PLC (United Kingdom)	3.94

Scottish & Southern Energy PLC (United Kingdom)	3.12

RWE AG (Germany)	3.11

CLP Holdings Ltd. (Hong Kong)	2.97

Hong Kong and China Gas Co. Ltd. (The) (Hong Kong)	2.03

TOTAL	45.12%

*	Other includes industries which individually represents less than 1% of net assets.

The iShares MSCI ACWI ex US Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Utilities Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of the utilities sector of developed and emerging markets countries, excluding the United States. Component securities include those of diversified utilities providers, electric utilities providers, gas utilities providers, water utilities providers, independent power producers and energy trading companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 2.65%, while the total return for the Index was 1.96%.

Global equity markets delivered gains for the reporting period, despite high levels of volatility and economic tumult. Early in the reporting period, European markets grappled with the effects of sovereign debt crises among several European countries. Across developed markets, unemployment rates remained high and housing markets remained weak. Irrespective of the uneven economic landscape, corporate earnings growth generally improved across developed markets.

2011 brought new challenges to the global economic expansion. In Europe, sovereign debt concerns resurfaced, but were temporarily relieved with austerity measures and a bailout plan for Greece. Geopolitical unrest in Northern Africa and the Middle East included a civil war in Libya, which shut down oil supply from the country. Oil prices spiked amid concerns that the unrest might spread to other oil-producing countries. The sudden rise in oil prices, in turn, sparked worries that higher energy costs could dampen the global economic recovery.

Just as market sentiment began to recover, a devastating earthquake and tsunami struck Japan, followed by a nuclear crisis. As the value of the Japanese yen surged, central banks responded swiftly. An injection of money from the Federal Reserve Board, the European Central Bank, and the Bank of Japan, followed by intervention by the G7 nations to stabilize currency markets, restored calm to the markets, but only temporarily. Ongoing concerns about the impact of high commodity prices continued to put downward pressure on markets. The final months of the reporting period were highly volatile, as investors tried to digest alternating optimistic economic data and discouraging news, and the prospect of decelerating global economic growth dampened enthusiasm.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

The utilities sector generated modest positive results but lagged the broader international markets and delivered the most modest returns of all ten international major industry sectors for the reporting period. Utilities companies were adversely affected by uneven global economic growth as the reporting period progressed. Also affecting utilities during the reporting period, the nuclear crisis in Japan led many investors to abandon utilities stocks as a group, due to the perceived exposure to nuclear risk.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI ACWI ex US Sector Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
Consumer Discretionary
Actual	$1,000.00	$1,039.60	0.48%	$2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Consumer Staples
Actual	1,000.00	1,115.30	0.48	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Energy
Actual	1,000.00	1,008.70	0.48	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Financials
Actual	1,000.00	975.20	0.48	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex US Sector Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
Health Care
Actual	$1,000.00	$1,131.40	0.48%	$2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Industrials
Actual	1,000.00	992.20	0.48	2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Information Technology
Actual	1,000.00	899.60	0.48	2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Materials
Actual	1,000.00	1,018.00	0.48	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Telecommunication Services
Actual	1,000.00	1,057.30	0.48	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
Utilities
Actual	1,000.00	944.30	0.48	2.31
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	31

Schedule of Investments

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.27%

AUSTRALIA – 1.81%
Crown Ltd.	3,135	$30,717
Echo Entertainment Group Ltd.[a]	5,181	22,821
Fairfax Media Ltd.[b]	13,359	12,914
Harvey Norman Holdings Ltd.	3,732	8,937
Tabcorp Holdings Ltd.	5,181	18,325
Tatts Group Ltd.	10,695	27,255

		120,969

BRAZIL – 1.06%
Cyrela Brazil Realty SA Empreendimentos e Participacoes SP ADR	4,978	48,635
Gafisa SA SP ADR	1,821	17,427
Rossi Residencial SA SP GDR	1,200	4,500

		70,562

CANADA – 3.26%
Canadian Tire Corp. Ltd. Class A	339	20,756
Gildan Activewear Inc.	510	15,308
Magna International Inc. Class A	1,011	49,377
Shaw Communications Inc. Class B	1,602	36,233
Thomson Reuters Corp.	1,470	50,625
Tim Hortons Inc.	864	41,518
Yellow Media Inc.	1,728	3,767

		217,584

CHINA – 3.54%
Anta Sports Products Ltd.[b]	3,000	4,526
Belle International Holdings Ltd.	21,000	45,963
Bosideng International Holdings Ltd.	12,000	3,526
Brilliance China Automotive Holdings Ltd.[a]	18,000	22,978
BYD Co. Ltd. Class Ha,b	1,500	4,955
Dongfeng Motor Group Co. Ltd. Class H	18,000	35,610
Geely Automobile Holdings Ltd.	30,000	11,893
Golden Eagle Retail Group Ltd.	6,000	14,826
GOME Electrical Appliances Holdings Ltd.	57,000	26,911
Great Wall Motor Co. Ltd. Class Hb	15,000	22,631
Guangzhou Automobile Group Co. Ltd. Class H	13,272	16,006
Hengdeli Holdings Ltd.	8,000	3,972
Li Ning Co. Ltd.[b]	2,000	2,445
Parkson Retail Group Ltd.	9,000	12,655
Skyworth Digital Holdings Ltd.	12,000	7,729

		236,626

Security	Shares	Value
DENMARK – 0.07%
Pandora A/Sb	174	$4,987

		4,987

FINLAND – 0.45%
Nokian Renkaat OYJ	561	26,329
Sanoma OYJ	200	3,515

		29,844

FRANCE – 11.26%
Accor SA	726	32,101
Christian Dior SA	279	44,703
Compagnie Generale des Etablissements Michelin Class B	798	67,267
Eutelsat Communications	459	19,811
JCDecaux SAa	240	6,632
Lagardere SCA	433	16,875
LVMH Moet Hennessy Louis Vuitton SA	1,071	196,919
M6-Metropole Television	126	2,883
PPR SA	330	61,173
PSA Peugeot Citroen SA	750	28,603
Publicis Groupe SA	549	28,002
Renault SA	882	47,231
SES SA Class A FDR	1,353	36,620
Societe Television Francaise 1	399	7,634
Sodexo	447	34,237
Vivendi SA	5,078	121,898

		752,589

GERMANY – 9.15%
Adidas AG	1,002	74,571
Axel Springer AG	48	2,128
Bayerische Motoren Werke AG	1,587	159,226
Continental AGa	282	28,204
Daimler AG Registered	4,044	294,397
Kabel Deutschland Holding AGa	345	19,466
TUI AGa	903	8,377
Volkswagen AG	138	25,324

		611,693

HONG KONG – 3.13%
Esprit Holdings Ltd.	5,400	15,727
Li & Fung Ltd.	24,000	39,905
Lifestyle International Holdings Ltd.[b]	4,500	14,722
Sands China Ltd.[a]	13,200	39,713
Shangri-La Asia Ltd.	12,666	32,662

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SJM Holdings Ltd.	9,000	$22,654
Wynn Macau Ltd.	8,400	29,313
Yue Yuen Industrial (Holdings) Ltd.	4,500	14,404

		209,100

INDIA – 1.10%
Mahindra & Mahindra Ltd. SP GDR	4,500	73,170

		73,170

INDONESIA – 1.49%
PT Astra International Tbk	12,000	99,500

		99,500

ITALY – 1.56%
Autogrill SpA	996	13,139
Fiat SpA	4,359	43,252
Luxottica Group SpA	687	21,817
Mediaset SpA	2,229	9,584
Pirelli & C. SpA	1,557	16,199

		103,991

JAPAN – 31.21%
Aisin Seiki Co. Ltd.	900	34,675
Benesse Holdings Inc.	300	12,962
Bridgestone Corp.	3,300	81,827
Casio Computer Co. Ltd.	1,200	8,488
Daihatsu Motor Co. Ltd.	2,000	35,056
Denso Corp.	2,400	85,628
Dentsu Inc.	600	18,717
Fast Retailing Co. Ltd.	300	53,167
Fuji Heavy Industries Ltd.	3,000	24,096
Hakuhodo DY Holdings Inc.	60	3,307
Honda Motor Co. Ltd.	7,200	287,291
Isetan Mitsukoshi Holdings Ltd.	1,800	19,075
Isuzu Motors Ltd.	6,000	29,848
J. Front Retailing Co. Ltd.	3,000	14,225
Marui Group Co. Ltd.	1,200	9,841
Mazda Motor Corp.[a]	10,000	27,594
McDonald’s Holdings Co. (Japan) Ltd.	600	15,694
Mitsubishi Motors Corp.[a,b]	21,000	27,478
Namco Bandai Holdings Inc.	900	11,368
Nikon Corp.	1,500	35,212
Nissan Motor Co. Ltd.	11,700	124,594
Nitori Holdings Co. Ltd.	150	14,555
NOK Corp.	600	11,170
Oriental Land Co. Ltd.	300	28,061

Security	Shares	Value
Panasonic Corp.	9,000	$107,618
Rakuten Inc.	36	36,518
Rinnai Corp.	300	23,164
Sankyo Co. Ltd.	100	5,325
Sega Sammy Holdings Inc.	900	19,320
Sekisui Chemical Co. Ltd.	3,000	27,711
Sekisui House Ltd.	3,000	28,566
Sharp Corp.	2,000	18,422
Shimano Inc.	300	15,760
Sony Corp.	4,300	108,461
Stanley Electric Co. Ltd.	700	11,898
Sumitomo Rubber Industries Inc.	1,500	19,374
Suzuki Motor Corp.	1,800	41,764
Toho Co. Ltd.	300	5,212
Toyota Boshoku Corp.	600	10,089
Toyota Industries Corp.	900	29,475
Toyota Motor Corp.	12,000	490,478
USS Co. Ltd.	90	7,159
Yamada Denki Co. Ltd.	360	28,682
Yamaha Corp.	600	7,112
Yamaha Motor Co. Ltd.[a]	1,500	29,013

		2,085,050

MEXICO – 1.59%
Grupo Elektra SA de CV	360	26,227
Grupo Televisa SA CPO	14,700	65,400
Urbi Desarrollos Urbanos SAB de CVa	6,600	14,538

		106,165

NETHERLANDS – 1.22%
Reed Elsevier NV	3,648	48,752
Wolters Kluwer NV	1,560	32,438

		81,190

NEW ZEALAND – 0.48%
Sky City Entertainment Group Ltd.	10,042	32,291

		32,291

PHILIPPINE ISLANDS – 0.35%
Jollibee Foods Corp.	11,310	23,337

		23,337

POLAND – 0.20%
Cyfrowy Polsat SAa	528	3,050
TVN SA	1,749	10,606

		13,656

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SINGAPORE – 1.22%
Genting Singapore PLC[a]	39,000	$61,557
Singapore Press Holdings Ltd.[b]	6,000	19,639

		81,196

SOUTH AFRICA – 2.76%
Foschini Group Ltd. (The)	1,134	14,853
Imperial Holdings Ltd.	921	15,769
Naspers Ltd. Class N	1,734	92,561
Steinhoff International Holdings Ltd.	6,186	21,534
Truworths International Ltd.	2,112	22,780
Woolworths Holdings Ltd.	3,660	17,213

		184,710

SOUTH KOREA – 1.84%
Hyundai Motor Co. SP GDR[a,c]	3,500	123,130

		123,130

SPAIN – 1.43%
Industria de Diseno Textil SA	993	90,097
Mediaset Espana Comunicacion SA	596	5,601

		95,698

SWEDEN – 3.49%
Electrolux AB Class B	1,497	28,219
Hennes & Mauritz AB Class B	4,770	162,664
Husqvarna AB Class B	3,114	17,975
Modern Times Group MTG AB Class B	363	24,637

		233,495

SWITZERLAND – 3.33%
Compagnie Financiere Richemont SA Class A Bearer	2,184	141,453
Swatch Group AG (The) Bearer	126	68,451
Swatch Group AG (The) Registered	132	12,301

		222,205

THAILAND – 0.49%
BEC World PCL NVDR	23,700	32,580

		32,580

TURKEY – 0.35%
Arcelik AS	4,716	21,709
Turkiye Sise ve Cam Fabrikalari AS	910	2,002

		23,711

UNITED KINGDOM – 8.43%
British Sky Broadcasting Group PLC	4,746	55,469
Burberry Group PLC	1,908	46,792

Security	Shares	Value
Carnival PLC	864	$30,010
Compass Group PLC	8,097	76,358
Home Retail Group PLC	2,469	5,496
InterContinental Hotels Group PLC	1,425	28,257
ITV PLC[a]	16,254	18,663
Kingfisher PLC	9,462	39,249
Marks & Spencer Group PLC	6,522	37,064
Next PLC	780	30,409
Pearson PLC	3,487	67,199
Reed Elsevier PLC	4,830	43,924
TUI Travel PLC	1,947	6,232
Whitbread PLC	765	19,539
WPP PLC	5,136	58,551

		563,212

TOTAL COMMON STOCKS
(Cost: $5,787,727)		6,432,241

PREFERRED STOCKS – 3.46%

GERMANY – 3.46%
Bayerische Motoren Werke AG	369	23,321
Porsche Automobil Holding SE	710	54,768
ProSiebenSat.1 Media AG	188	4,864
Volkswagen AG	740	148,288

		231,241

TOTAL PREFERRED STOCKS
(Cost: $161,484)		231,241

SHORT-TERM INVESTMENTS – 1.26%

MONEY MARKET FUNDS – 1.26%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[d,e,f]	75,436	75,436
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[d,e,f]	6,459	6,459
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	2,348	2,348

		84,243

TOTAL SHORT-TERM INVESTMENTS
(Cost: $84,243)		84,243

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US CONSUMER DISCRETIONARY SECTOR INDEX FUND

July 31, 2011

Value
TOTAL INVESTMENTS IN SECURITIES – 100.99%
(Cost: $6,033,454)	$6,747,725

Other Assets, Less Liabilities – (0.99)%	(66,044)

NET ASSETS – 100.00%	$6,681,681

CPO – Certificates of Participation (Ordinary)

FDR – Fiduciary Depositary Receipts

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI ACWI EX US CONSUMER STAPLES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.58%

AUSTRALIA – 6.90%
Coca-Cola Amatil Ltd.	1,249	$15,503
Foster’s Group Ltd.	5,051	28,019
Metcash Ltd.	2,839	12,973
Wesfarmers Ltd.	2,196	70,726
Wesfarmers Ltd. Partially Protected	350	11,422
Woolworths Ltd.	2,866	84,811

		223,454

BELGIUM – 3.84%
Anheuser-Busch InBev NV	1,760	101,671
Colruyt SA	290	14,127
Delhaize Group SA	121	8,715

		124,513

BRAZIL – 1.01%
BRF – Brasil Foods SA SP ADR	1,700	32,827

		32,827

CANADA – 2.80%
Alimentation Couche-Tard Inc. Class B	286	9,037
Empire Co. Ltd. Class A	51	3,098
George Weston Ltd.	69	4,795
Loblaw Companies Ltd.	240	9,297
Metro Inc. Class A	230	11,419
Saputo Inc.	316	14,820
Shoppers Drug Mart Corp.	587	24,682
Viterra Inc.	1,192	13,517

		90,665

CHILE – 0.61%
Compania Cervecerias Unidas SA SP ADR	189	10,728
Vina Concha y Toro SA SP ADR	200	9,070

		19,798

CHINA – 3.23%
Chaoda Modern Agriculture (Holdings) Ltd.[a]	8,000	3,202
China Agri-Industries Holdings Ltd.	6,000	6,766
China Mengniu Dairy Co. Ltd.	3,000	10,392
China Resources Enterprise Ltd.	4,000	17,371
China Yurun Food Group Ltd.[a]	4,000	12,573
Hengan International Group Co. Ltd.[a]	2,000	17,384
Tingyi (Cayman Islands) Holding Corp.	6,000	18,629
Want Want China Holdings Ltd.[a]	15,000	13,375

Security	Shares	Value
Wumart Stores Inc. Class H	2,000	$5,009

		104,701

DENMARK – 0.70%
Carlsberg A/S Class B	231	22,722

		22,722

FINLAND – 0.18%
Kesko OYJ Class B	150	5,835

		5,835

FRANCE – 7.89%
Carrefour SA	1,137	33,658
Casino Guichard-Perrachon SA	148	13,522
Danone SA	1,375	98,399
L’Oreal SA	540	65,190
Pernod Ricard SA	453	44,994

		255,763

GERMANY – 1.52%
Beiersdorf AG	136	8,776
Henkel AG & Co. KGaA	300	16,397
METRO AG	295	16,335
Suedzucker AG	216	7,636

		49,144

GREECE – 0.40%
Coca-Cola Hellenic Bottling Co. SA SP ADR[b]	500	12,930

		12,930

INDONESIA – 1.44%
PT Astra Agro Lestari Tbk	2,500	6,910
PT Charoen Pokphand Indonesia Tbk	22,000	7,051
PT Gudang Garam Tbk	1,500	8,980
PT Indofood Sukses Makmur Tbk	16,000	11,949
PT Unilever Indonesia Tbk	6,500	11,926

		46,816

IRELAND – 0.45%
Kerry Group PLC Class A	356	14,705

		14,705

ITALY – 0.29%
Parmalat SpA	3,556	9,264

		9,264

JAPAN – 9.19%
AEON Co. Ltd.	1,300	16,353
Ajinomoto Co. Inc.	2,000	24,718

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US CONSUMER STAPLES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Asahi Breweries Ltd.	900	$19,028
Coca-Cola West Co. Ltd.	100	1,995
FamilyMart Co. Ltd.	200	7,532
Japan Tobacco Inc.	10	45,343
Kao Corp.	1,300	36,732
Kirin Holdings Co. Ltd.	2,000	29,382
Lawson Inc.	100	5,396
Meiji Holdings Co. Ltd.	100	4,385
Nippon Meat Packers Inc.	1,000	13,927
Nisshin Seifun Group Inc.	500	6,380
Nissin Foods Holdings Co. Ltd.	100	3,802
Seven & I Holdings Co. Ltd.	1,700	48,342
Shiseido Co. Ltd.	800	15,339
Unicharm Corp.	300	13,525
Yakult Honsha Co. Ltd.	200	5,705

		297,884

MEXICO – 3.48%
Coca-Cola FEMSA SAB de CV Class L	700	6,761
Embotelladoras Arca SAB de CV	671	3,674
Fomento Economico Mexicano SAB de CV BD Units	5,200	37,580
Grupo Bimbo SAB de CV Series A	3,200	7,701
Grupo Modelo SAB de CV Series C	1,500	9,256
Kimberly-Clark de Mexico SAB de CV Series A	1,600	10,008
Wal-Mart de Mexico SAB de CV Series V	13,700	37,801

		112,781

NETHERLANDS – 6.37%
Heineken Holding NV	277	14,115
Heineken NV	583	34,583
Koninklijke Ahold NV	2,862	38,199
Unilever NV CVA	3,676	119,646

		206,543

POLAND – 0.09%
Kernel Holding SAb	111	2,919

		2,919

PORTUGAL – 0.36%
Jeronimo Martins SGPS SA	595	11,658

		11,658

RUSSIA – 0.47%
Magnit OJSC SP GDR[b,c]	492	15,178

		15,178

Security	Shares	Value
SINGAPORE – 1.47%
Golden Agri-Resources Ltd.	20,000	$12,129
Olam International Ltd.	5,000	10,966
Wilmar International Ltd.	5,000	24,465

		47,560

SOUTH AFRICA – 1.29%
Massmart Holdings Ltd.	222	4,784
Pick’n Pay Stores Ltd.	815	4,978
Shoprite Holdings Ltd.	969	15,019
SPAR Group Ltd. (The)	304	4,168
Tiger Brands Ltd.	428	12,970

		41,919

SPAIN – 0.15%
Distribuidora Internacional Alimentacion SAb	1,137	4,820

		4,820

SWEDEN – 0.76%
Swedish Match AB	658	24,462

		24,462

SWITZERLAND – 15.60%
Aryzta AG	192	10,499
Lindt & Spruengli AG Participation Certificates	3	9,763
Nestle SA Registered	7,608	485,031

		505,293

THAILAND – 0.79%
Charoen Pokphand Foods PCL NVDR	10,000	10,646
CP All PCL NVDR	9,000	14,937

		25,583

TURKEY – 0.79%
Anadolu Efes Biracilik ve Malt Sanayii AS	753	10,012
BIM Birlesik Magazalar AS	274	9,394
Coca-Cola Icecek AS	416	6,028

		25,434

UNITED KINGDOM – 24.51%
Associated British Foods PLC	750	13,185
British American Tobacco PLC	4,355	201,630
Diageo PLC	5,507	112,545
Imperial Tobacco Group PLC	2,303	80,030
J Sainsbury PLC	1,526	7,617
Reckitt Benckiser Group PLC	1,343	76,211
SABMiller PLC	2,080	78,017
Tesco PLC	17,630	110,969

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US CONSUMER STAPLES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Unilever PLC	2,812	$89,918
Wm Morrison Supermarkets PLC	5,053	24,129

		794,251

TOTAL COMMON STOCKS (Cost: $2,613,521)		3,129,422

PREFERRED STOCKS – 3.08%

BRAZIL – 2.26%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR	300	12,957
Companhia de Bebidas das Americas SP ADR	2,000	60,040

		72,997

GERMANY – 0.82%
Henkel AG & Co. KGaA	394	26,622

		26,622

TOTAL PREFERRED STOCKS (Cost: $73,614)		99,619

SHORT-TERM INVESTMENTS – 0.91%

MONEY MARKET FUNDS – 0.91%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[d,e,f]	26,736	26,736
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[d,e,f]	2,289	2,289
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	542	542

		29,567

TOTAL SHORT-TERM INVESTMENTS (Cost: $29,567)		29,567

TOTAL INVESTMENTS IN SECURITIES – 100.57%
(Cost: $2,716,702)		3,258,608

Other Assets, Less Liabilities – (0.57)%		(18,491)

NET ASSETS – 100.00%		$3,240,117

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX US ENERGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.48%

AUSTRALIA – 3.61%
Caltex Australia Ltd.	618	$7,237
Origin Energy Ltd.	4,034	65,094
Paladin Energy Ltd.[a]	2,750	7,914
Santos Ltd.	3,014	42,642
Woodside Petroleum Ltd.	1,970	82,987
WorleyParsons Ltd.	742	22,422

		228,296

AUSTRIA – 0.36%
OMV AG	570	22,779

		22,779

BRAZIL – 3.93%
HRT Participacoes em Petroleo SA SP GDR[a]	1,600	15,511
OGX Petroleo e Gas Participacoes SA SP ADR[a]	4,600	39,284
Petroleo Brasileiro SA SP ADR	4,848	164,687
Ultrapar Participacoes SA SP ADR	1,600	28,992

		248,474

CANADA – 18.27%
ARC Resources Ltd.	674	17,596
Athabasca Oil Sands Corp.[a]	1,200	19,557
Baytex Energy Corp.	266	14,867
Bonavista Energy Corp.	258	7,774
Cameco Corp.	1,030	27,430
Canadian Natural Resources Ltd.	3,798	153,568
Canadian Oil Sands Ltd.	1,424	38,967
Cenovus Energy Inc.	2,600	100,087
Crescent Point Energy Corp.	688	30,970
Enbridge Inc.	2,608	85,744
EnCana Corp.	2,008	58,989
Enerplus Corp.	664	20,731
Imperial Oil Ltd.	1,044	45,955
MEG Energy Corp.[a]	200	10,787
Nexen Inc.	1,762	41,162
Niko Resources Ltd.	122	8,402
Pacific Rubiales Energy Corp.	972	27,994
Penn West Petroleum Ltd.	1,532	34,167
PetroBakken Energy Ltd. Class A	376	5,541
Progress Energy Resources Corp.	230	3,341
Suncor Energy Inc.	5,492	210,781
Talisman Energy Inc.	3,730	68,021

Security	Shares	Value
Tourmaline Oil Corp.[a]	100	$3,736
TransCanada Corp.	2,496	105,004
Vermilion Energy Inc.	292	14,662

		1,155,833

CHINA – 7.06%
China Coal Energy Co. Class H	2,000	2,884
China Oilfield Services Ltd. Class H	8,000	14,000
China Petroleum & Chemical Corp. Class H	60,000	59,195
China Shenhua Energy Co. Ltd. Class H	13,000	65,296
CNOOC Ltd.	66,000	147,504
Kunlun Energy Co. Ltd.	8,000	13,384
PetroChina Co. Ltd. Class H	80,000	113,311
Yanzhou Coal Mining Co. Ltd. Class H	8,000	30,688

		446,262

COLOMBIA – 0.53%
Ecopetrol SA SP ADR	800	33,800

		33,800

FRANCE – 7.30%
Compagnie Generale de Geophysique-Veritas[a]	506	17,116
Technip SA	350	38,405
Total SA	7,488	406,523

		462,044

HUNGARY – 0.12%
MOL Hungarian Oil and Gas PLC[a]	70	7,546

		7,546

INDIA – 1.17%
Reliance Industries Ltd. SP GDR[b]	1,962	74,144

		74,144

INDONESIA – 0.85%
PT Adaro Energy Tbk	42,000	13,090
PT Bumi Resources Tbk	69,000	24,752
PT Indo Tambangraya Megah Tbk	1,000	5,939
PT Tambang Batubara Bukit Asam Tbk	4,000	10,021

		53,802

ITALY – 4.70%
Eni SpA	9,424	205,572
Saipem SpA	1,008	52,696
Tenaris SA	1,772	39,036

		297,304

JAPAN – 2.92%
Cosmo Oil Co. Ltd.	2,000	6,011

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US ENERGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Idemitsu Kosan Co. Ltd.	200	$23,164
INPEX Corp.	8	62,081
JX Holdings Inc.	8,400	60,614
Showa Shell Sekiyu K.K.	800	7,690
TonenGeneral Sekiyu K.K.	2,000	25,081

		184,641

NETHERLANDS – 0.58%
Fugro NV CVA	262	20,278
SBM Offshore NV	684	16,537

		36,815

NORWAY – 2.58%
Aker Solutions ASA	596	10,471
Seadrill Ltd.	1,028	35,855
Statoil ASA	4,156	102,515
Subsea 7 SAa	534	14,092

		162,933

POLAND – 0.51%
Grupa Lotos SAa	240	3,292
Polski Koncern Naftowy Orlen SAa	1,148	19,269
Polskie Gornictwo Naftowe i Gazownictwo SA	6,400	9,736

		32,297

PORTUGAL – 0.35%
Galp Energia SGPS SA Class B	978	22,128

		22,128

RUSSIA – 8.69%
Gazprom OAO SP ADR[a]	19,200	276,288
LUKOIL OAO SP ADR	1,700	113,560
NovaTek OAO SP GDR[c]	304	47,363
Rosneft Oil Co. OJSC SP GDR[c]	5,800	49,474
Surgutneftegas OJSC SP ADR	2,600	26,312
Tatneft OAO SP ADR	800	33,464
TMK OAO SP GDR[c]	198	3,489

		549,950

SOUTH AFRICA – 1.69%
Sasol Ltd.	2,132	106,721

		106,721

SPAIN – 1.41%
Repsol YPF SA	2,810	88,936

		88,936

Security	Shares	Value
SWITZERLAND – 0.74%
Transocean Ltd.	766	$46,823

		46,823

THAILAND – 1.51%
Banpu PCL NVDR	600	14,726
IRPC PCL NVDR	35,400	6,825
PTT Aromatics & Refining PCL NVDR	4,000	5,700
PTT Exploration & Production PCL NVDR	4,200	25,911
PTT PCL NVDR	3,000	34,903
Thai Oil PCL NVDR	3,000	7,720

		95,785

TURKEY – 0.22%
Turkiye Petrol Rafinerileri AS	576	14,116

		14,116

UNITED KINGDOM – 27.38%
AMEC PLC	1,196	20,692
BG Group PLC	12,216	289,559
BP PLC	67,076	507,585
Petrofac Ltd.	934	21,480
Royal Dutch Shell PLC Class A	12,802	469,569
Royal Dutch Shell PLC Class B	9,734	357,835
Tullow Oil PLC	3,228	65,175

		1,731,895

TOTAL COMMON STOCKS (Cost: $4,941,163)		6,103,324

PREFERRED STOCKS – 3.32%

BRAZIL – 3.11%
Petroleo Brasileiro SA SP ADR	6,388	196,303

		196,303

RUSSIA – 0.21%
Surgutneftegas OJSC SP ADR	2,600	13,494

		13,494

TOTAL PREFERRED STOCKS (Cost: $210,332)		209,797

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US ENERGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[d,e]	594	$594

		594

TOTAL SHORT-TERM INVESTMENTS
(Cost: $594)		594

TOTAL INVESTMENTS IN SECURITIES – 99.81% (Cost: $5,152,089)		6,313,715

Other Assets, Less Liabilities – 0.19%		11,924

NET ASSETS – 100.00%		$6,325,639

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.44%

AUSTRALIA – 10.22%
AMP Ltd.	1,874	$9,387
ASX Ltd.	136	4,461
Australia and New Zealand Banking Group Ltd.	1,509	34,527
Bendigo and Adelaide Bank Ltd.	248	2,408
CFS Retail Property Trust	1,360	2,584
Commonwealth Bank of Australia	898	48,600
Dexus Property Group	4,048	3,846
Goodman Group	4,714	3,521
GPT Group	1,275	4,216
Insurance Australia Group Ltd.	1,352	4,871
Lend Lease Group	424	4,126
Macquarie Group Ltd.	172	5,209
Mirvac Group	2,106	2,660
National Australia Bank Ltd.	1,250	32,954
QBE Insurance Group Ltd.	650	11,709
Stockland Corp. Ltd.	1,780	5,964
Suncorp Group Ltd.	802	6,519
Westfield Group	1,414	12,364
Westfield Retail Trust	1,414	3,790
Westpac Banking Corp.	1,712	38,401

		242,117

AUSTRIA – 0.55%
Erste Group Bank AG	136	6,525
IMMOEAST AG Escrow[a,b]	372	–
IMMOFINANZ AGa	558	2,159
Raiffeisen International Bank Holding AG	46	2,309
Vienna Insurance Group AG	40	2,130

		13,123

BELGIUM – 0.38%
Ageas	1,536	3,168
Dexia SAa	8	21
Groupe Bruxelles Lambert SA	46	3,888
KBC Groep NV	58	2,057

		9,134

BRAZIL – 1.78%
Banco Santander (Brasil) SA SP ADR	1,711	15,878
Itau Unibanco Holding SA SP ADR	1,290	26,277

		42,155

Security	Shares	Value
CANADA – 10.70%
Bank of Montreal	329	$20,699
Bank of Nova Scotia	616	34,979
Brookfield Asset Management Inc. Class A	352	11,104
Brookfield Office Properties Inc.	190	3,614
Canadian Imperial Bank of Commerce	250	19,122
CI Financial Corp.	134	3,111
Fairfax Financial Holdings Ltd.	14	5,517
Great-West Lifeco Inc.	154	3,853
IGM Financial Inc.	88	4,436
Industrial Alliance Insurance and Financial Services Inc.	64	2,529
Intact Financial Corp.	74	4,300
Manulife Financial Corp.	1,074	17,087
National Bank of Canada	104	8,071
Onex Corp.	108	4,054
Power Corp. of Canada	186	4,942
Power Financial Corp.	118	3,486
RioCan Real Estate Investment Trust	138	3,755
Royal Bank of Canada	830	44,712
Sun Life Financial Inc.	340	9,411
TMX Group Inc.	66	3,019
Toronto-Dominion Bank (The)	522	41,846

		253,647

CHILE – 0.26%
Banco Santander (Chile) SA SP ADR	40	3,719
Corpbanca SA SP ADR	110	2,420

		6,139

CHINA – 6.71%
Agricultural Bank of China Ltd. Class H	10,000	5,427
Bank of China Ltd. Class H	38,000	17,502
Bank of Communications Co. Ltd. Class H	4,400	3,838
China CITIC Bank Class Ha	4,000	2,453
China Construction Bank Corp. Class H	32,100	25,863
China Life Insurance Co. Ltd. Class H	6,000	20,014
China Merchants Bank Co. Ltd. Class H	2,260	5,364
China Minsheng Banking Corp. Ltd. Class H	4,800	4,237
China Overseas Land & Investment Ltd.	4,000	8,981
China Pacific Insurance (Group) Co. Ltd. Class H	800	3,033
China Taiping Insurance Holdings Co. Ltd.[a]	800	1,841
Country Garden Holdings Co. Ltd.[c]	4,000	2,053

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Evergrande Real Estate Group Ltd.	4,000	$3,007
Industrial and Commercial Bank of China Ltd. Class H	36,440	27,723
Longfor Properties Co. Ltd.	2,000	3,079
PICC Property and Casualty Co. Ltd. Class Ha	4,000	6,918
Ping An Insurance (Group) Co. of China Ltd. Class H	1,000	9,731
Poly (Hong Kong) Investments Ltd.[c]	2,000	1,486
Renhe Commercial Holdings Co. Ltd.	8,000	1,581
Shui On Land Ltd.	5,000	2,213
Sino-Ocean Land Holdings Ltd.	3,000	1,682
SOHO China Ltd.	1,000	907

		158,933

COLOMBIA – 0.41%
Bancolombia SA SP ADR	146	9,680

		9,680

CZECH REPUBLIC – 0.15%
Komercni Banka AS	16	3,571

		3,571

DENMARK – 0.30%
Danske Bank A/Sa	362	7,017

		7,017

EGYPT – 0.11%
Commercial International Bank SP ADR	608	2,736

		2,736

FINLAND – 0.37%
Pohjola Bank PLC	178	2,173
Sampo OYJ Class A	214	6,541

		8,714

FRANCE – 4.68%
AXA	964	18,161
BNP Paribas	552	36,064
CNP Assurances SA	32	618
Credit Agricole SA	492	6,093
Eurazeo	32	2,183
Fonciere des Regions	24	2,345
Gecina SA	20	2,782
Icade	22	2,536
Klepierre	84	3,150
Natixis	294	1,343
SCOR SE	96	2,480

Security	Shares	Value
Societe Generale	376	$18,768
Unibail-Rodamco SE	64	14,292

		110,815

GERMANY – 4.51%
Allianz SE Registered	271	35,461
Commerzbank AGa	2,152	8,220
Deutsche Bank AG Registered	566	31,330
Deutsche Boerse AGa	144	10,694
Hannover Rueckversicherung AG Registered	44	2,291
Muenchener Rueckversicherungs-Gesellschaft AG Registered	128	18,955

		106,951

GREECE – 0.17%
National Bank of Greece SA SP ADR	3,012	3,946

		3,946

HONG KONG – 5.16%
AIA Group Ltd.[a]	4,800	17,643
Bank of East Asia Ltd. (The)	1,200	4,634
BOC Hong Kong (Holdings) Ltd.	3,000	8,968
Cheung Kong (Holdings) Ltd.	1,000	15,280
Hang Lung Properties Ltd.	2,000	7,390
Hang Seng Bank Ltd.	600	9,430
Hong Kong Exchanges and Clearing Ltd.	800	16,514
Hopewell Holdings Ltd.	1,000	3,239
Kerry Properties Ltd.[c]	1,000	4,849
Link REIT (The)	1,500	5,244
New World Development Co. Ltd.	2,000	2,946
Sino Land Co. Ltd.	2,000	3,392
Swire Pacific Ltd. Class A	1,000	14,087
Wheelock and Co. Ltd.	2,000	8,596

		122,212

HUNGARY – 0.15%
OTP Bank Nyrt	120	3,490

		3,490

INDIA – 1.82%
Axis Bank Ltd. SP GDR[d]	300	9,000
HDFC Bank Ltd. SP ADR	540	18,771
ICICI Bank Ltd. SP ADR	332	15,461

		43,232

INDONESIA – 0.93%
PT Bank Central Asia Tbk	8,000	7,809

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
PT Bank Mandiri Tbk	5,556	$5,130
PT Bank Negara Indonesia (Persero) Tbk	5,000	2,617
PT Bank Rakyat Indonesia Tbk	8,000	6,492

		22,048

ISRAEL – 0.46%
Bank Hapoalim Ltd.	968	4,822
Bank Leumi le-Israel	870	4,075
Mizrahi Tefahot Bank Ltd.	186	1,968

		10,865

ITALY – 2.31%
Assicurazioni Generali SpA	778	14,825
Banca Carige SpA	758	1,573
Banca Monte dei Paschi di Siena SpA	2,534	1,906
Banco Popolare SpA	1,134	2,184
Intesa Sanpaolo SpA	5,672	13,171
Mediobanca SpA	444	4,099
UniCredit SpA	7,965	14,307
Unione di Banche Italiane ScpA	562	2,710

		54,775

JAPAN – 10.35%
AEON Credit Service Co. Ltd.	200	2,811
AEON Mall Co. Ltd.	200	5,135
Aozora Bank Ltd.	1,000	2,435
Bank of Yokohama Ltd. (The)	2,000	9,794
Chuo Mitsui Trust Holdings Inc.	2,980	10,964
Credit Saison Co. Ltd.	200	3,399
Dai-ichi Life Insurance Co. Ltd. (The)	6	8,480
Daiwa Securities Group Inc.	2,000	8,706
Hokuhoku Financial Group Inc.	2,000	4,171
Japan Retail Fund Investment Corp.	2	3,117
Mitsubishi UFJ Financial Group Inc.	8,200	41,643
Mitsubishi UFJ Lease & Finance Co. Ltd.	80	3,451
Mizuho Financial Group Inc.	12,400	20,402
Mizuho Securities Co. Ltd.[a]	2,000	4,871
Mizuho Trust & Banking Co. Ltd.	2,000	1,762
MS&AD Insurance Group Holdings Inc.	400	10,012
Nishi-Nippon City Bank Ltd. (The)	2,000	6,141
Nomura Holdings Inc.	2,400	11,691
Nomura Real Estate Holdings Inc.	200	3,666
NTT Urban Development Corp.	4	3,664
ORIX Corp.	80	8,644
Resona Holdings Inc.	1,200	5,939

Security	Shares	Value
SBI Holdings Inc.	28	$2,746
Seven Bank Ltd.	2	4,117
Shinsei Bank Ltd.	2,000	2,539
Sony Financial Holdings Inc.	400	7,187
Sumitomo Mitsui Financial Group Inc.	800	25,226
T&D Holdings Inc.	200	4,897
Tokio Marine Holdings Inc.	600	17,684

		245,294

MEXICO – 0.48%
Compartamos SAB de CV	1,800	3,238
Grupo Financiero Banorte SAB de CV Series O	1,000	4,370
Grupo Financiero Inbursa SAB de CV Series O	800	3,781

		11,389

NETHERLANDS – 1.43%
AEGON NVa	966	5,575
Corio NV	54	3,303
ING Groep NV CVA[a]	2,316	25,027

		33,905

NORWAY – 0.41%
DnB NOR ASA	668	9,730

		9,730

PERU – 0.18%
Credicorp Ltd.	44	4,299

		4,299

PHILIPPINE ISLANDS – 0.52%
Ayala Corp.	384	2,971
Ayala Land Inc.	11,200	4,470
Bank of the Philippine Islands	1,532	2,170
SM Prime Holdings Inc.	10,000	2,739

		12,350

POLAND – 0.74%
Bank Pekao SA	78	4,458
BRE Bank SAa	7	800
Getin Holding SAa	662	2,696
Globe Trade Centre SAa	228	1,350
Powszechna Kasa Oszczednosci Bank Polski SA	308	4,544
Powszechny Zaklad Ubezpieczen SA	28	3,808

		17,656

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
PORTUGAL – 0.16%
Banco Comercial Portugues SA Registered[a]	3,450	$1,596
Banco Espirito Santo SA Registered[c]	578	2,195

		3,791

RUSSIA – 0.72%
Sberbank of Russia SP ADR[a]	1,150	16,985

		16,985

SINGAPORE – 3.00%
Ascendas Real Estate Investment Trust	4,000	6,779
CapitaLand Ltd.	2,000	4,818
CapitaMall Trust Management Ltd.	4,000	6,264
CapitaMalls Asia Ltd.	2,000	2,384
DBS Group Holdings Ltd.	2,000	25,803
Oversea-Chinese Banking Corp. Ltd.	2,000	16,532
UOL Group Ltd.	2,000	8,573

		71,153

SOUTH AFRICA – 1.86%
Absa Group Ltd.	176	3,449
African Bank Investments Ltd.	560	2,812
FirstRand Ltd.	1,840	5,284
Growthpoint Properties Ltd.	1,168	3,203
Investec Ltd.	262	2,107
MMI Holdings Ltd.	311	788
Nedbank Group Ltd.	120	2,513
Redefine Properties Ltd.	2,118	2,553
Remgro Ltd.	262	4,322
RMB Holdings Ltd.	492	1,851
RMI Holdings	492	910
Sanlam Ltd.	1,040	4,191
Standard Bank Group Ltd.	692	10,039

		44,022

SOUTH KOREA – 1.80%
KB Financial Group Inc. SP ADR	237	11,757
Shinhan Financial Group Co. Ltd. SP ADR	232	22,277
Woori Finance Holdings Co. Ltd. SP ADR	217	8,567

		42,601

SPAIN – 3.91%
Banco Bilbao Vizcaya Argentaria SA	2,547	26,898
Banco de Sabadell SA	588	2,205
Banco Popular Espanol SA	579	3,004
Banco Santander SA	5,048	53,135

Security	Shares	Value
Bankinter SAc	232	$1,438
CaixaBank SA	726	4,207
CaixaBank SA New[a,b]	7	41
Mapfre SA	474	1,689

		92,617

SWEDEN – 2.40%
Industrivarden AB Class C	58	867
Investor AB Class B	280	6,086
Kinnevik Investment AB Class B	120	2,766
Nordea Bank AB	1,800	19,148
Ratos AB Class B	114	2,071
Skandinaviska Enskilda Banken AB Class A	1,044	7,963
Svenska Handelsbanken AB Class A	320	10,071
Swedbank AB Class A	446	7,820

		56,792

SWITZERLAND – 4.83%
Baloise Holding AG Registered	30	2,990
Credit Suisse Group AG Registered[a]	690	24,914
GAM Holding AGa	154	2,393
Julius Baer Group Ltd.[a]	152	6,482
Pargesa Holding SA Bearer	22	1,952
Swiss Life Holding AG Registered[a]	22	3,277
Swiss Re Ltd.[a]	203	11,412
UBS AG Registered[a]	2,346	39,021
Zurich Financial Services AG Registered[a]	92	21,932

		114,373

THAILAND – 0.93%
Bangkok Bank PCL NVDR	1,000	5,834
Kasikornbank PCL NVDR	1,400	6,619
Krung Thai Bank PCL NVDR	6,400	4,463
Siam Commercial Bank PCL NVDR	1,200	5,090

		22,006

TURKEY – 0.87%
Akbank TAS	679	2,988
Asya Katilim Bankasi ASa	738	1,052
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	800	1,231
Haci Omer Sabanci Holding AS	506	1,997
Turkiye Garanti Bankasi AS	1,320	5,871
Turkiye Halk Bankasi AS	258	1,823
Turkiye Is Bankasi AS	832	2,406
Turkiye Vakiflar Bankasi TAO Class D	614	1,296

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US FINANCIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Yapi ve Kredi Bankasi ASa	848	$2,038

		20,702

UNITED KINGDOM – 11.72%
3i Group PLC	662	2,915
Admiral Group PLC	110	2,797
Aviva PLC	1,598	10,461
Barclays PLC	6,563	24,024
British Land Co. PLC	588	5,646
Capital Shopping Centres Group PLC	360	2,207
Hammerson PLC	496	3,792
HSBC Holdings PLC	10,282	100,339
ICAP PLC	342	2,514
Investec PLC	272	2,146
Land Securities Group PLC	508	7,130
Legal & General Group PLC	3,306	6,089
Lloyds Banking Group PLC[a]	24,640	17,534
London Stock Exchange Group PLC	178	2,913
Man Group PLC	1,106	4,045
Old Mutual PLC	2,347	4,897
Prudential PLC	1,576	17,850
Resolution Ltd.	838	3,799
Royal Bank of Scotland Group PLC[a]	11,136	6,524
RSA Insurance Group PLC	1,990	4,296
Schroders PLC	94	2,512
SEGRO PLC	534	2,647
Standard Chartered PLC	1,437	36,751
Standard Life PLC	1,216	3,954

		277,782

TOTAL COMMON STOCKS (Cost: $2,347,705)		2,332,747

PREFERRED STOCKS – 1.15%

BRAZIL – 1.10%
Banco Bradesco SA SP ADR	1,359	26,133

		26,133

ITALY – 0.05%
Intesa Sanpaolo SpA RNC	551	1,051

		1,051

TOTAL PREFERRED STOCKS (Cost: $24,933)		27,184

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.35%

MONEY MARKET FUNDS – 0.35%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[e,f,g]	7,014	$7,014
BlackRock Cash Funds: Prime,
SL Agency Shares
0.15%[e,f,g]	601	601
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[e,f]	647	647

		8,262

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,262)		8,262

TOTAL INVESTMENTS IN SECURITIES – 99.94% (Cost: $2,380,900)		2,368,193

Other Assets, Less Liabilities – 0.06%		1,489

NET ASSETS – 100.00%		$2,369,682

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX US HEALTH CARE SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.42%

AUSTRALIA – 3.32%
Cochlear Ltd.	215	$16,737
CSL Ltd.	1,791	60,377
Ramsay Health Care Ltd.	392	7,527
Sonic Healthcare Ltd.	1,248	16,642

		101,283

BELGIUM – 0.79%
UCB SA	522	24,056

		24,056

CANADA – 1.64%
Valeant Pharmaceuticals International Inc.	908	50,046

		50,046

CHINA – 0.36%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	10,941

		10,941

DENMARK – 5.42%
Coloplast A/S Class B	78	12,005
Novo Nordisk A/S Class B	1,209	148,066
William Demant Holding A/Sa	57	5,002

		165,073

FINLAND – 0.37%
Orion OYJ Class B	460	11,132

		11,132

FRANCE – 9.81%
Essilor International SA	737	59,213
Sanofi-Aventis	3,072	239,661

		298,874

GERMANY – 9.43%
Bayer AG	1,898	152,545
Fresenius Medical Care AG & Co. KGaA	731	56,125
Fresenius SE & Co. KGaA	426	45,637
Merck KGaA	310	33,205
QIAGEN NVa	1	17

		287,529

HUNGARY – 0.20%
Richter Gedeon Nyrt	31	6,204

		6,204

Security	Shares	Value
INDIA – 0.98%
Dr. Reddy’s Laboratories Ltd. SP ADR	522	$18,615
Ranbaxy Laboratories Ltd. SP GDR[b]	928	11,275

		29,890

INDONESIA – 0.26%
PT Kalbe Farma Tbk	19,212	7,852

		7,852

IRELAND – 0.68%
Elan Corp. PLC[a]	1,837	20,643

		20,643

ISRAEL – 3.67%
Teva Pharmaceutical Industries Ltd.	2,434	111,924

		111,924

JAPAN – 13.53%
Astellas Pharma Inc.	1,500	58,220
Chugai Pharmaceutical Co. Ltd.	100	1,772
Daiichi Sankyo Co. Ltd.	2,200	45,402
Dainippon Sumitomo Pharma Co. Ltd.	600	6,086
Eisai Co. Ltd.	900	36,494
Hisamitsu Pharmaceutical Co. Inc.	300	13,039
Miraca Holdings Inc.	100	4,191
Mitsubishi Tanabe Pharma Corp.	1,000	18,085
Olympus Corp.	600	21,337
Ono Pharmaceutical Co. Ltd.	300	16,751
Otsuka Holdings Co. Ltd.	700	19,280
Santen Pharmaceutical Co. Ltd.	300	12,048
Sysmex Corp.	200	7,631
Takeda Pharmaceutical Co. Ltd.	2,400	114,264
Terumo Corp.	500	28,048
Tsumura & Co.	300	9,806

		412,454

SOUTH AFRICA – 0.86%
Aspen Pharmacare Holdings Ltd.[a]	1,021	12,676
Life Healthcare Group Holdings Ltd.	2,108	5,450
Netcare Ltd.	3,807	8,226

		26,352

SPAIN – 0.40%
Grifols SAa	560	12,268

		12,268

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US HEALTH CARE SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SWEDEN – 0.72%
Getinge AB Class B	809	$21,816

		21,816

SWITZERLAND – 27.52%
Actelion Ltd. Registered[a]	391	19,892
Lonza Group AG Registered[a]	195	16,637
Novartis AG Registered	6,125	376,887
Roche Holding AG Genusschein	2,034	365,408
Sonova Holding AG Registered[a]	67	6,337
Straumann Holding AG Registered	36	8,203
Synthes Inc.[b]	253	45,548

		838,912

UNITED KINGDOM – 19.46%
AstraZeneca PLC	2,833	138,256
GlaxoSmithKline PLC	15,260	341,672
Shire PLC	2,199	76,489
Smith & Nephew PLC	3,487	36,690

		593,107

TOTAL COMMON STOCKS (Cost: $2,469,147)		3,030,356

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.01%[c,d]	117	117

		117

TOTAL SHORT-TERM INVESTMENTS (Cost: $117)		117

TOTAL INVESTMENTS IN SECURITIES – 99.43% (Cost: $2,469,264)		3,030,473

Other Assets, Less Liabilities – 0.57%		17,504

NET ASSETS – 100.00%		$3,047,977

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.79%

AUSTRALIA – 2.71%
Asciano Group	12,150	$22,288
Brambles Ltd.	6,092	46,374
Leighton Holdings Ltd.	849	19,687
MAp Group	498	1,789
Qantas Airways Ltd.[a]	4,680	9,484
QR National Ltd.[a]	4,388	16,195
Toll Holdings Ltd.	3,254	16,192
Transurban Group	5,776	32,421

		164,430

BELGIUM – 0.08%
Bekaert NV	76	4,634

		4,634

BRAZIL – 0.84%
Embraer SA SP ADR	996	29,402
Gol Linhas Aereas Inteligentes SA SP ADR	776	6,022
TAM SA SP ADR	784	15,264

		50,688

CANADA – 4.39%
Bombardier Inc. Class B	5,496	33,293
CAE Inc.	1,118	14,646
Canadian National Railway Co.	1,560	117,129
Canadian Pacific Railway Ltd.	588	37,598
Finning International Inc.	700	20,102
Ritchie Bros. Auctioneers Inc.	356	9,790
SNC-Lavalin Group Inc.	594	33,624

		266,182

CHILE – 0.67%
LAN Airlines SA SP ADR	1,550	40,579

		40,579

CHINA – 3.63%
Air China Ltd. Class H	8,000	8,457
Beijing Capital International Airport Co. Ltd. Class Ha	12,000	5,635
Beijing Enterprises Holdings Ltd.	2,000	10,097
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class H	7,800	15,371
China Communications Construction Co. Ltd. Class H	12,000	10,176

Security	Shares	Value
China COSCO Holdings Co. Ltd. Class H	17,000	$11,887
China High Speed Transmission Equipment Group Co. Ltd.	6,000	4,680
China Merchants Holdings (International) Co. Ltd.[b]	4,000	14,215
China National Materials Co. Ltd. Class H	8,000	5,912
China Railway Construction Corp. Ltd. Class H	4,000	2,453
China Railway Group Ltd. Class H	22,000	8,242
China Rongsheng Heavy Industry Group Co. Ltd.	12,000	7,328
China Shipping Container Lines Co. Ltd. Class Ha	22,000	6,266
China Shipping Development Co. Ltd. Class H	8,000	6,240
China Southern Airlines Co. Ltd. Class Ha	4,000	2,581
China State Construction International Holdings Ltd.	4,000	4,008
CITIC Pacific Ltd.	6,000	13,009
COSCO Pacific Ltd.	8,000	12,994
CSR Corp Ltd. Class Hb	8,000	5,820
Dongfang Electric Corp. Ltd. Class H	1,200	4,349
Jiangsu Expressway Co. Ltd. Class H	4,000	3,849
Lonking Holdings Ltd.	10,000	5,081
Metallurgical Corp. of China Ltd. Class H	24,000	8,960
Sany Heavy Equipment International Holdings Co. Ltd.	4,000	4,039
Shanghai Electric Group Co. Ltd. Class H	16,000	8,498
Shanghai Industrial Holdings Ltd.	2,000	7,274
Weichai Power Co. Ltd. Class H	2,000	10,879
Zhejiang Expressway Co. Ltd. Class H	8,000	5,635
Zhuzhou CSR Times Electric Co. Ltd. Class H	2,000	5,902

		219,837
DENMARK – 1.06%
A.P. Moller – Maersk A/S Class B	4	30,720
DSV A/S	870	19,330
Vestas Wind Systems A/Sa	654	14,455

		64,505
EGYPT – 0.48%
Orascom Construction Industries Co. SP GDR	667	29,348

		29,348
FINLAND – 0.98%
Kone OYJ Class B	390	22,641
Metso OYJ	490	24,046

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Wartsila OYJ Class B	432	$12,472

		59,159

FRANCE – 9.99%
Aeroports de Paris	66	6,015
Air France-KLM[a]	658	7,967
ALSTOM	810	42,782
Bouygues SA	830	31,476
Bureau Veritas SA	150	12,265
Compagnie de Saint-Gobain	1,464	84,992
Edenred SA	302	8,706
Eiffage SA	180	9,872
European Aeronautic Defence and Space Co. NV	1,508	52,441
Groupe Eurotunnel SA	1,952	20,869
Legrand SA	396	15,430
Safran SA	542	22,610
Schneider Electric SA	836	121,515
Societe BIC SA	26	2,458
Thales SA	450	19,273
Vallourec SA	428	43,741
Vinci SA	1,586	92,349
Wendel	94	10,848

		605,609

GERMANY – 9.02%
Brenntag AG	66	6,746
Deutsche Lufthansa AG Registered	944	19,059
Deutsche Post AG Registered	3,138	55,555
Fraport AG	178	14,309
GEA Group AG	730	25,454
Hochtief AG	222	17,868
MAN SE	282	33,570
Siemens AG Registered	2,914	374,271

		546,832

HONG KONG – 2.11%
Cathay Pacific Airways Ltd.	4,000	9,268
Hutchison Whampoa Ltd.	8,000	93,245
MTR Corp. Ltd.	5,000	16,967
NWS Holdings Ltd.	6,000	8,714

		128,194

INDIA – 1.61%
Larsen & Toubro Ltd. SP GDR[c]	1,420	55,664

Security	Shares	Value
Tata Motors Ltd. SP ADR	1,946	$41,683

		97,347

INDONESIA – 0.71%
PT United Tractors Tbk	13,454	43,198

		43,198

ISRAEL – 0.08%
Delek Group Ltd. (The)	10	2,247
Elbit Systems Ltd.	54	2,577

		4,824

ITALY – 1.38%
Atlantia SpA	1,077	19,980
Fiat Industrial SpA[a]	2,621	34,670
Finmeccanica SpA	1,790	13,787
Prysmian SpA	828	15,361

		83,798

JAPAN – 29.03%
All Nippon Airways Co. Ltd.	2,000	6,763
Amada Co. Ltd.	2,000	15,520
Asahi Glass Co. Ltd.	4,000	46,275
Central Japan Railway Co.	4	34,460
Dai Nippon Printing Co. Ltd.	2,000	22,697
Daikin Industries Ltd.	1,000	35,484
East Japan Railway Co.	1,200	75,243
Fanuc Ltd.	600	113,564
Fuji Electric Holdings Co. Ltd.	4,000	13,007
Furukawa Electric Co. Ltd.	2,000	8,602
GS Yuasa Corp.	2,000	13,888
Hino Motors Ltd.	2,000	12,411
Hitachi Construction Machinery Co. Ltd.	400	9,027
IHI Corp.	6,000	16,168
ITOCHU Corp.	5,200	59,956
JS Group Corp.	800	19,972
JTEKT Corp.	1,000	14,704
Kajima Corp.	4,000	12,385
Kawasaki Heavy Industries Ltd.	6,000	21,998
Kawasaki Kisen Kaisha Ltd.	4,000	13,111
Keihin Electric Express Railway Co. Ltd.	2,000	15,546
Keio Corp.	2,000	12,074
Keisei Electric Railway Co. Ltd.	2,000	12,826
Kintetsu Corp.	4,000	13,473
Komatsu Ltd.	3,600	112,258
Kubota Corp.	4,000	36,430

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Kurita Water Industries Ltd.	400	$11,603
Mabuchi Motor Co. Ltd.	200	10,338
Makita Corp.	400	18,811
Marubeni Corp.	6,000	44,928
Minebea Co. Ltd.	2,000	10,183
Mitsubishi Corp.	4,800	128,286
Mitsubishi Electric Corp.	6,000	70,501
Mitsubishi Heavy Industries Ltd.	12,000	55,966
Mitsui & Co. Ltd.	6,200	116,867
Mitsui Engineering & Shipbuilding Co. Ltd.	4,000	8,499
Mitsui O.S.K. Lines Ltd.	4,000	20,987
Nabtesco Corp.	400	10,115
Nidec Corp.	400	39,694
Nippon Express Co. Ltd.	2,000	8,809
Nippon Sheet Glass Co. Ltd.	4,000	12,748
Nippon Yusen K.K.	6,000	21,998
NSK Ltd.	2,000	19,433
NTN Corp.	2,000	12,074
Obayashi Corp.	2,000	9,224
Odakyu Electric Railway Co. Ltd.	2,000	17,230
Secom Co. Ltd.	600	29,965
Shimizu Corp.	4,000	17,671
SMC Corp.	200	36,766
Sojitz Corp.	7,200	14,178
Sumitomo Corp.	3,800	53,561
Sumitomo Electric Industries Ltd.	2,800	41,860
Sumitomo Heavy Industries Ltd.	2,000	14,017
Taisei Corp.	4,000	9,535
THK Co. Ltd.	400	10,317
Tobu Railway Co. Ltd.	2,000	8,706
Tokyu Corp.	2,000	8,965
Toppan Printing Co. Ltd.	2,000	15,805
TOTO Ltd.	2,000	15,598
Toyota Tsusho Corp.	800	14,012
Ushio Inc.	600	11,279
West Japan Railway Co.	400	16,971
Yamato Holdings Co. Ltd.	1,400	23,977

		1,759,319

MEXICO – 1.01%
Alfa SAB de CV Series A	2,200	32,350
Grupo Aeroportuario del Pacifico SAB de CV Series B	3,600	14,756

Security	Shares	Value
Grupo Carso SAB de CV Series A1	5,000	$14,081

		61,187

NETHERLANDS – 2.34%
Koninklijke Philips Electronics NV	3,260	81,278
Randstad Holding NV	456	20,592
Royal Boskalis Westminster NV CVA	292	12,330
Royal Vopak NV	216	10,813
TNT Express NVa	954	9,665
TNT NV	890	6,969

		141,647

NEW ZEALAND – 0.64%
Auckland International Airport Ltd.	19,712	38,927

		38,927

NORWAY – 0.55%
Orkla ASA	3,574	33,581

		33,581

PHILIPPINE ISLANDS – 0.69%
Aboitiz Equity Ventures Inc.	8,000	7,954
Alliance Global Group Inc.[a]	24,600	6,760
SM Investments Corp.	2,120	27,318

		42,032

SINGAPORE – 4.28%
ComfortDelGro Corp. Ltd.[b]	12,000	14,305
COSCO Corp. (Singapore) Ltd.	10,000	14,787
Fraser and Neave Ltd.	4,000	19,938
Hutchison Port Holdings Trust[a]	18,000	13,680
Keppel Corp. Ltd.	6,600	60,695
Neptune Orient Lines Ltd.	8,000	9,570
Noble Group Ltd.	16,000	24,856
SembCorp Industries Ltd.	6,000	25,271
SembCorp Marine Ltd.	4,000	17,944
Singapore Airlines Ltd.[b]	2,000	23,527
Singapore Technologies Engineering Ltd.	10,000	25,088
Yangzijiang Shipbuilding (Holdings) Ltd.	8,000	9,670

		259,331

SOUTH AFRICA – 0.87%
Aveng Ltd.	1,874	9,992
Barloworld Ltd.	804	7,728
Bidvest Group Ltd.	1,172	27,402
Reunert Ltd.	828	7,329

		52,451

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
SPAIN – 1.65%
Abertis Infraestructuras SA	1,084	$19,986
Actividades de Construcciones y Servicios SA	506	21,439
Ferrovial SA	2,168	27,730
Fomento de Construcciones y Contratas SA	238	6,556
International Consolidated Airlines Group SAa	3,726	14,473
Zardoya Otis SA	640	9,270
Zardoya Otis SA New[a,d]	32	464

		99,918

SWEDEN – 6.71%
Alfa Laval AB	1,478	30,883
Assa Abloy AB Class B	1,224	31,456
Atlas Copco AB Class A	2,658	62,830
Atlas Copco AB Class B	1,546	32,574
Sandvik AB	3,958	63,188
Scania AB Class B	1,334	25,971
Securitas AB Class B	1,502	15,276
Skanska AB Class B	1,652	26,871
SKF AB Class B	1,618	42,658
Volvo AB Class B	4,648	75,088

		406,795

SWITZERLAND – 5.16%
ABB Ltd. Registered[a]	7,858	189,222
Adecco SA Registered[a]	370	22,302
Geberit AG Registered[a]	126	29,765
Kuehne & Nagel International AG Registered	148	20,730
Schindler Holding AG Participation Certificates	126	14,851
SGS SA Registered	16	31,180
Sulzer AG Registered	32	4,661

		312,711

THAILAND – 0.18%
Thai Airways International PCL NVDR	11,400	10,798

		10,798

TURKEY – 0.64%
Enka Insaat ve Sanayi AS	3,286	9,072
KOC Holding AS	3,790	16,000
TAV Havalimanlari Holding ASa	1,804	8,885
Turk Hava Yollari Anonim Ortakligi[a]	2,493	4,682

		38,639

UNITED KINGDOM – 6.30%
Aggreko PLC	683	21,672

Security	Shares	Value
Babcock International Group PLC	914	$10,120
BAE Systems PLC	11,604	57,906
Balfour Beatty PLC	2,542	12,668
Bunzl PLC	1,050	13,297
Capita Group PLC	1,754	20,673
Cobham PLC	1,706	5,704
Experian PLC	3,356	44,209
G4S PLC	4,534	20,407
Intertek Group PLC	168	5,281
Invensys PLC	3,406	17,259
Rolls-Royce Group PLC[a]	6,110	65,443
Serco Group PLC	1,112	9,857
Smiths Group PLC	1,236	23,028
Weir Group PLC (The)	544	18,949
Wolseley PLC	1,184	35,275

		381,748

TOTAL COMMON STOCKS
(Cost: $5,043,509)		6,048,248

SHORT-TERM INVESTMENTS – 0.51%

MONEY MARKET FUNDS – 0.51%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	28,030	28,030
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	2,400	2,400
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	235	235

		30,665

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,665)		30,665

TOTAL INVESTMENTS IN SECURITIES – 100.30%
(Cost: $5,074,174)		6,078,913

Other Assets, Less Liabilities – (0.30)%		(17,929)

NET ASSETS – 100.00%		$6,060,984

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INDUSTRIALS SECTOR INDEX FUND

July 31, 2011

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
f	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI ACWI EX US INFORMATION TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.29%

AUSTRALIA – 0.58%
Computershare Ltd.	1,769	$15,953

		15,953

BRAZIL – 1.22%
Cielo SA SP ADR	1,210	33,807

		33,807

CANADA – 2.42%
CGI Group Inc. Class Aa	781	16,813
Open Text Corp.[a]	216	14,599
Research In Motion Ltd.[a]	1,415	35,488

		66,900

CHINA – 5.00%
Alibaba.com Ltd.	6,000	8,360
GCL-Poly Energy Holdings Ltd.[b]	27,000	15,207
Kingboard Chemical Holdings Co. Ltd.	2,500	11,883
Lenovo Group Ltd.	12,000	7,621
Semiconductor Manufacturing International Corp.[a]	75,000	4,474
Tencent Holdings Ltd.[b]	3,100	80,657
ZTE Corp. Class H	3,080	9,622

		137,824

FINLAND – 2.23%
Nokia OYJ	10,570	61,607

		61,607

FRANCE – 3.92%
Alcatel-Lucent[a]	7,629	30,203
Atos Origin SA	198	10,937
Cap Gemini SA	499	24,649
Dassault Systemes SA	215	19,010
Neopost SA	103	8,244
STMicroelectronics NV	1,898	15,017

		108,060

GERMANY – 7.56%
Infineon Technologies AG	3,762	37,880
SAP AG	2,530	158,676
United Internet AG Registered	590	12,014

		208,570

HONG KONG – 0.60%
ASM Pacific Technology Ltd.	1,000	10,982

Security	Shares	Value
Foxconn International Holdings Ltd.[a,b]	12,000	$5,465

		16,447

INDIA – 4.39%
Infosys Technologies Ltd. SP ADR	1,535	95,508
Wipro Ltd. SP ADR	2,153	25,577

		121,085

ISRAEL – 0.36%
NICE Systems Ltd.[a]	277	9,973

		9,973

JAPAN – 32.36%
Advantest Corp.	400	7,099
Brother Industries Ltd.	700	10,910
Canon Inc.	3,200	155,461
Citizen Holdings Co. Ltd.	800	4,809
Dena Co. Ltd.	300	14,944
Elpida Memory Inc.[a]	300	2,767
FUJIFILM Holdings Corp.	1,300	39,291
Fujitsu Ltd.	5,000	29,408
Gree Inc.[a]	300	6,868
Hamamatsu Photonics K.K.	100	4,495
Hirose Electric Co. Ltd.	100	10,001
Hitachi High-Technologies Corp.	200	4,322
Hitachi Ltd.	13,000	80,671
Hoya Corp.	1,200	29,118
IBIDEN Co. Ltd.	400	12,121
Itochu Techno-Solutions Corp.	100	3,945
Keyence Corp.	100	28,203
Konami Corp.	300	7,866
Konica Minolta Holdings Inc.	1,500	12,165
Kyocera Corp.	500	53,440
Murata Manufacturing Co. Ltd.	600	38,943
NEC Corp.[a]	13,000	29,641
Nintendo Co. Ltd.	300	47,765
Nippon Electric Glass Co. Ltd.	1,000	12,618
Nomura Research Institute Ltd.	300	7,143
NTT Data Corp.	3	10,396
Omron Corp.	600	16,875
Ricoh Co. Ltd.	2,000	21,557
Rohm Co. Ltd.	300	17,489
Seiko Epson Corp.	400	6,814
Shimadzu Corp.	1,000	9,263
Square Enix Holdings Co. Ltd.	200	3,881

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US INFORMATION TECHNOLOGY SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
TDK Corp.	400	$20,676
Tokyo Electron Ltd.	500	26,947
Toshiba Corp.	12,000	62,184
Trend Micro Inc.	300	9,402
Yahoo! Japan Corp.	40	14,157
Yaskawa Electric Corp.	1,000	11,077
Yokogawa Electric Corp.[a]	900	7,964

		892,696

NETHERLANDS – 1.75%
ASML Holding NV	1,344	48,254

		48,254

NORWAY – 0.09%
Renewable Energy Corp. ASA[a,b]	1,410	2,626

		2,626

POLAND – 0.24%
Asseco Poland SA	383	6,562

		6,562

SOUTH KOREA – 10.37%
LG Display Co. Ltd. SP ADR	3,310	42,501
Samsung Electronics Co. Ltd. SP GDR[b]	612	243,637

		286,138

SPAIN – 0.71%
Amadeus IT Holding SA Class A	603	12,174
Indra Sistemas SA	375	7,453

		19,627

SWEDEN – 4.45%
Hexagon AB Class B	682	13,883
Telefonaktiebolaget LM Ericsson Class B	8,656	108,824

		122,707

TAIWAN – 18.31%
Advanced Semiconductor Engineering Inc. SP ADR[a]	12,034	63,900
AU Optronics Corp. SP ADR	6,388	35,198
Hon Hai Precision Industry Co. Ltd. SP GDR[c]	20,636	116,903
Siliconware Precision Industries Co. Ltd. SP ADR	7,255	35,767
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	17,177	212,308
United Microelectronics Corp. SP ADR	17,889	41,145

		505,221

Security	Shares	Value
UNITED KINGDOM – 2.73%
ARM Holdings PLC	4,240	$40,646
Autonomy Corp. PLC[a]	663	18,295
Sage Group PLC (The)	3,625	16,328

		75,269

TOTAL COMMON STOCKS
(Cost: $2,592,845)		2,739,326

SHORT-TERM INVESTMENTS – 16.44%

MONEY MARKET FUNDS – 16.44%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	414,737	414,737
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	35,513	35,513
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	3,170	3,170

		453,420

TOTAL SHORT-TERM INVESTMENTS
(Cost: $453,420)		453,420

TOTAL INVESTMENTS IN SECURITIES – 115.73%
(Cost: $3,046,265)		3,192,746

Other Assets, Less Liabilities – (15.73)%		(433,851)

NET ASSETS – 100.00%		$2,758,895

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.01%

AUSTRALIA – 14.15%
Alumina Ltd.	7,234	$17,323
Amcor Ltd.	4,472	34,582
BHP Billiton Ltd.	10,396	472,995
BlueScope Steel Ltd.	5,564	6,967
Boral Ltd.	2,516	11,525
Fortescue Metals Group Ltd.	3,750	25,992
Iluka Resources Ltd.	1,312	25,595
Incitec Pivot Ltd.	5,890	25,556
James Hardie Industries SEa	1,662	10,461
Lynas Corp. Ltd.[a]	5,292	12,498
Macarthur Coal Ltd.	380	6,491
Newcrest Mining Ltd.	2,490	108,175
OneSteel Ltd.	3,962	7,681
Orica Ltd.	1,296	36,600
OZ Minerals Ltd.	869	13,011
Rio Tinto Ltd.	1,406	123,554
Sims Metal Management Ltd.	466	8,630

		947,636

AUSTRIA – 0.34%
voestalpine AG	436	22,637

		22,637

BELGIUM – 0.91%
Solvay SA	248	37,384
Umicore	458	23,443

		60,827

BRAZIL – 2.88%
Companhia Siderurgica Nacional SA SP ADR	3,100	32,922
Fibria Celulose SA SP ADR	854	10,214
Vale SA SP ADR	4,618	149,808

		192,944

CANADA – 12.93%
Agnico-Eagle Mines Ltd.	506	28,181
Agrium Inc.	518	45,391
Barrick Gold Corp.	3,226	154,005
Centerra Gold Inc.	492	9,658
Eldorado Gold Corp.	1,638	28,240
First Quantum Minerals Ltd.	226	31,375
Franco-Nevada Corp.	382	15,994
Goldcorp Inc.	2,406	115,213

Security	Shares	Value
IAMGOLD Corp.	1,218	$24,407
Inmet Mining Corp.	124	8,576
Ivanhoe Mines Ltd.[a]	826	21,660
Kinross Gold Corp.	3,396	55,523
Osisko Mining Corp.[a]	516	7,663
Pan American Silver Corp.	284	8,581
Potash Corp. of Saskatchewan Inc.	2,904	167,882
Silver Wheaton Corp.	1,092	39,381
Teck Resources Ltd. Class B	1,506	74,720
Yamana Gold Inc.	2,248	29,309

		865,759

CHILE – 0.88%
Sociedad Quimica y Minera de Chile SA Series B SP ADR	914	58,788

		58,788

CHINA – 2.91%
Aluminum Corp. of China Ltd. Class Hb	16,000	13,692
Angang New Steel Co. Ltd. Class H	4,000	4,136
Anhui Conch Cement Co. Ltd. Class H	6,000	28,097
BBMG Corp. Class H	6,000	8,714
China BlueChemical Ltd. Class H	16,000	12,460
China Molybdenum Co. Ltd. Class H	4,000	3,146
China National Building Material Co. Ltd. Class H	8,000	16,073
China Resources Cement Holdings Ltd.	8,000	7,687
Fosun International Ltd.	10,000	8,159
Fushan International Energy Group Ltd.	12,000	6,774
Hidili Industry International Development Ltd.	6,000	4,388
Huabao International Holdings Ltd.	10,000	8,467
Jiangxi Copper Co. Ltd. Class H	8,000	28,174
Lee & Man Paper Manufacturing Ltd.	4,000	2,012
Maanshan Iron & Steel Co. Ltd. Class H	12,000	5,219
Sinofert Holdings Ltd.	12,000	4,542
Sinopec Shanghai Petrochemical Co. Ltd. Class H	20,000	8,339
Zhaojin Mining Industry Co. Ltd. Class H	7,000	13,956
Zijin Mining Group Co. Ltd. Class H	20,000	10,802

		194,837

DENMARK – 0.46%
Novozymes A/S Class B	188	30,711

		30,711

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
FINLAND – 0.78%
Outokumpu OYJ	309	$3,306
Rautaruukki OYJ	220	4,502
Stora Enso OYJ Class R	1,968	16,996
UPM-Kymmene OYJ	1,746	27,273

		52,077

FRANCE – 4.28%
ArcelorMittal	2,668	83,599
Arkema	172	16,844
Eramet	8	2,234
Imerys SA	144	9,913
L’Air Liquide SA	1,002	138,156
Lafarge SA	672	36,096

		286,842

GERMANY – 8.24%
BASF SE	3,110	282,535
HeidelbergCement AG	472	26,079
K+S AG	536	42,956
LANXESS AG	138	11,137
Linde AG	644	115,679
Salzgitter AG	135	9,870
ThyssenKrupp AG	1,138	50,449
Wacker Chemie AG	68	12,918

		551,623

HONG KONG – 0.14%
China Shanshui Cement Group Ltd.	8,000	9,699

		9,699

INDIA – 0.84%
Sterlite Industries (India) Ltd. SP ADR	3,826	56,510

		56,510

INDONESIA – 0.61%
PT Aneka Tambang Tbk	22,000	5,175
PT Indocement Tunggal Prakarsa Tbk	8,000	14,537
PT International Nickel Indonesia Tbk	13,000	6,498
PT Semen Gresik (Persero) Tbk	13,000	14,449

		40,659

IRELAND – 0.41%
CRH PLC	1,412	27,798

		27,798

ISRAEL – 0.83%
Israel Chemicals Ltd.	1,922	32,629

Security	Shares	Value
Israel Corp. Ltd. (The)	12	$13,137
Makhteshim-Agan Industries Ltd.[a]	1,718	9,499

		55,265

JAPAN – 8.95%
Asahi Kasei Corp.	4,000	28,242
Denki Kagaku Kogyo K.K.	2,000	9,664
Hitachi Chemical Co. Ltd.	400	7,949
JFE Holdings Inc.	1,400	38,088
JSR Corp.	600	12,250
Kaneka Corp.	2,000	12,825
Kansai Paint Co. Ltd.	2,000	18,448
Kobe Steel Ltd.	8,000	17,619
Kuraray Co. Ltd.	1,400	21,148
Maruichi Steel Tube Ltd.	200	5,065
Mitsubishi Chemical Holdings Corp.	4,000	31,248
Mitsubishi Gas Chemical Co. Inc.	2,000	15,572
Mitsubishi Materials Corp.	4,000	13,629
Mitsui Chemicals Inc.	4,000	15,235
Nippon Steel Corp.	14,000	47,156
Nisshin Steel Co. Ltd.	2,000	4,146
Nitto Denko Corp.	600	28,916
Oji Paper Co. Ltd.	2,000	9,975
Shin-Etsu Chemical Co. Ltd.	1,400	75,541
Showa Denko K.K.	6,000	12,515
Sumitomo Chemical Co. Ltd.	6,000	30,470
Sumitomo Metal Industries Ltd.	10,000	23,967
Sumitomo Metal Mining Co. Ltd.	2,000	35,419
Teijin Ltd.	4,000	17,878
Toray Industries Inc.	4,000	31,040
Tosoh Corp.	2,000	8,498
Toyo Seikan Kaisha Ltd.	400	6,996
Ube Industries Ltd.	4,000	13,577
Yamato Kogyo Co. Ltd.	200	6,014

		599,090

MEXICO – 1.86%
Cemex SAB de CV CPO[a]	36,104	25,413
Grupo Mexico SAB de CV Series B	14,600	53,783
Industrias Penoles SAB de CV	460	19,842
Mexichem SAB de CV	4,800	20,713
Minera Frisco SAB de CVa	1,000	5,012

		124,763

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
NETHERLANDS – 1.39%
Akzo Nobel NV	884	$54,230
Koninklijke DSM NV	678	38,596

		92,826

NEW ZEALAND – 0.49%
Fletcher Building Ltd.	4,588	32,593

		32,593

NORWAY – 0.93%
Norsk Hydro ASA	2,988	21,330
Yara International ASA	714	40,835

		62,165

PERU – 0.76%
Compania de Minas Buenaventura SA SP ADR	692	28,330
Southern Copper Corp.	662	22,614

		50,944

POLAND – 0.49%
Jastrzebska Spolka Weglowa SAa	134	6,563
KGHM Polska Miedz SA	384	26,302

		32,865

PORTUGAL – 0.22%
CIMPOR – Cimentos de Portugal SGPS SA	1,906	14,818

		14,818

RUSSIA – 2.25%
Mechel OAO SP ADR	552	13,734
MMC Norilsk Nickel OJSC SP ADR[a]	2,452	65,566
Novolipetsk Steel OJSC SP GDR[c]	338	12,675
Polymetal OJSC SP GDR[a,c]	566	11,744
Severstal OAO SP GDR[c]	884	17,185
Uralkali OJSC SP GDR[a,c]	606	29,852

		150,756

SOUTH AFRICA – 3.38%
African Rainbow Minerals Ltd.	282	7,943
Anglo American Platinum Ltd.	196	16,736
AngloGold Ashanti Ltd.	1,256	52,595
ArcelorMittal South Africa Ltd.	416	4,266
Exxaro Resources Ltd.	406	10,891
Gold Fields Ltd.	2,320	35,818
Harmony Gold Mining Co. Ltd.	1,228	16,607
Impala Platinum Holdings Ltd.	1,628	41,583
Kumba Iron Ore Ltd.	280	21,290
Northam Platinum Ltd.	402	2,226

Security	Shares	Value
Pretoria Portland Cement Co. Ltd.	1,582	$6,082
Sappi Ltd.[a]	2,330	10,587

		226,624

SOUTH KOREA – 2.33%
POSCO SP ADR	1,422	156,136

		156,136

SPAIN – 0.17%
Acerinox SAb	672	11,129

		11,129

SWEDEN – 0.97%
Boliden AB	1,024	17,728
Holmen AB Class B	290	8,432
SSAB AB Class A	694	9,335
Svenska Cellulosa AB Class B	2,026	29,486

		64,981

SWITZERLAND – 3.17%
Givaudan SA Registered[a]	32	35,057
Holcim Ltd. Registered[a]	816	56,112
Sika AG Bearer	8	18,736
Syngenta AG Registered[a]	320	102,715

		212,620

THAILAND – 0.94%
Indorama Ventures PCL NVDR	4,800	7,041
PTT Chemical PCL NVDR	4,200	22,883
Siam Cement PCL NVDR	2,600	33,214

		63,138

TURKEY – 0.22%
Eregli Demir ve Celik Fabrikalari TAS	6,278	14,936

		14,936

UNITED KINGDOM – 15.90%
Anglo American PLC	4,134	196,793
Antofagasta PLC	1,152	26,663
BHP Billiton PLC	6,974	260,209
Eurasian Natural Resources Corp.	200	2,536
Fresnillo PLC	496	14,330
Johnson Matthey PLC	730	24,445
Kazakhmys PLC	546	12,082
Lonmin PLC	474	9,882
Randgold Resources Ltd.	272	24,802
Rexam PLC	2,815	17,166
Rio Tinto PLC	4,664	329,206

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US MATERIALS SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Vedanta Resources PLC	349	$10,140
Xstrata PLC	6,430	136,738

		1,064,992

TOTAL COMMON STOCKS
(Cost: $4,969,239)		6,429,988

PREFERRED STOCKS – 3.83%

BRAZIL – 3.83%
Bradespar SA	240	6,189
Braskem SA Class A SP ADR	740	17,960
Gerdau SA SP ADR	2,628	23,967
Vale SA Class A SP ADR	7,048	208,057

		256,173

TOTAL PREFERRED STOCKS
(Cost: $207,238)		256,173

SHORT-TERM INVESTMENTS – 0.36%

MONEY MARKET FUNDS – 0.36%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	20,564	20,564
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	1,761	1,761
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	1,962	1,962

		24,287

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,287)		24,287

TOTAL INVESTMENTS IN SECURITIES – 100.20%
(Cost: $5,200,764)		6,710,448

Other Assets, Less Liabilities – (0.20)%		(13,257)

NET ASSETS – 100.00%		$6,697,191

CPO – Certificates of Participation (Ordinary)

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® MSCI ACWI EX US TELECOMMUNICATION SERVICES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.42%

AUSTRALIA – 1.44%
Telstra Corp. Ltd.	13,094	$43,005

		43,005

AUSTRIA – 0.48%
Telekom Austria AG	1,166	14,294

		14,294

BELGIUM – 0.74%
Belgacom SA	445	15,555
Mobistar SA	91	6,354

		21,909

BRAZIL – 0.92%
Telecomunicacoes Sao Paulo SA SP ADR	867	27,501

		27,501

CANADA – 4.38%
BCE Inc.	903	34,506
Bell Aliant Inc.	327	9,493
Rogers Communications Inc. Class B	1,300	49,703
TELUS Corp.	200	11,023
TELUS Corp. NVS	485	25,593

		130,318

CHINA – 8.62%
China Communications Services Corp. Ltd. Class H	8,000	4,044
China Mobile Ltd.	18,500	184,062
China Telecom Corp. Ltd. Class H	44,000	28,677
China Unicom (Hong Kong) Ltd.	20,000	39,823

		256,606

CZECH REPUBLIC – 0.27%
Telefonica O2 Czech Republic AS	314	7,981

		7,981

DENMARK – 0.37%
TDC A/Sa	1,170	10,883

		10,883

EGYPT – 0.30%
Orascom Telecom Holding SAE SP GDR[a,b]	2,734	8,814

		8,814

FINLAND – 0.32%
Elisa OYJ	449	9,665

		9,665

Security	Shares	Value
FRANCE – 4.26%
France Telecom SA	5,695	$118,173
Iliad SA	68	8,736

		126,909

GERMANY – 4.50%
Deutsche Telekom AG Registered	8,602	133,994

		133,994

GREECE – 0.22%
Hellenic Telecommunications Organization SA SP ADR	1,577	6,513

		6,513

HONG KONG – 0.26%
PCCW Ltd.[c]	18,000	7,852

		7,852

HUNGARY – 0.09%
Magyar Telekom Telecommunications PLC	968	2,805

		2,805

INDONESIA – 1.21%
PT Indosat Tbk	6,500	4,166
PT Telekomunikasi Indonesia Tbk	32,500	28,095
PT XL Axiata Tbk	5,500	3,720

		35,981

ISRAEL – 0.87%
Bezeq The Israel Telecommunication Corp. Ltd.	6,622	16,183
Cellcom Israel Ltd.	231	6,058
Partner Communications Co. Ltd.	260	3,733

		25,974

ITALY – 1.15%
Telecom Italia SpA	27,241	34,350

		34,350

JAPAN – 11.14%
KDDI Corp.	9	66,692
Nippon Telegraph and Telephone Corp.	1,500	73,844
NTT DoCoMo Inc.	49	89,824
SoftBank Corp.	2,600	101,386

		331,746

MEXICO – 5.65%
America Movil SAB de CV Series L	119,400	153,839

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US TELECOMMUNICATION SERVICES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Telefonos de Mexico SAB de CV Series L	17,900	$14,475

		168,314

MOROCCO – 0.43%
Maroc Telecom	710	12,845

		12,845

NETHERLANDS – 2.32%
Koninklijke KPN NV	4,823	68,932

		68,932

NEW ZEALAND – 0.50%
Telecom Corp. of New Zealand Ltd.	6,463	14,824

		14,824

NORWAY – 1.26%
Telenor ASA	2,250	37,612

		37,612

PHILIPPINE ISLANDS – 0.48%
Globe Telecom Inc.	250	5,689
Philippine Long Distance Telephone Co.	150	8,543

		14,232

POLAND – 0.46%
Telekomunikacja Polska SA	2,194	13,729

		13,729

PORTUGAL – 0.65%
Portugal Telecom SGPS SA Registered	2,217	19,230

		19,230

RUSSIA – 1.30%
Mobile TeleSystems OJSC SP ADR	1,655	31,081
Sistema JSFC SP GDR[b]	306	7,573

		38,654

SINGAPORE – 2.94%
Singapore Telecommunications Ltd.	28,000	78,156
StarHub Ltd.	4,000	9,371

		87,527

SOUTH AFRICA – 4.35%
MTN Group Ltd.	5,139	110,968
Telkom South Africa Ltd.	690	3,675
Vodacom Group Ltd.	1,164	14,755

		129,398

SOUTH KOREA – 0.69%
KT Corp. SP ADR	467	9,228

Security	Shares	Value
SK Telecom Co. Ltd. SP ADR	702	$11,176

		20,404

SPAIN – 9.44%
Telefonica SA	12,584	281,194

		281,194

SWEDEN – 3.30%
Millicom International Cellular SA SDR	235	28,166
Tele2 AB Class B	931	19,822
TeliaSonera AB	6,593	50,391

		98,379

SWITZERLAND – 1.46%
Swisscom AG Registered	90	43,333

		43,333

TAIWAN – 1.61%
Chunghwa Telecom Co. Ltd. SP ADR	1,383	48,073

		48,073

THAILAND – 0.48%
Advanced Information Service PCL NVDR	3,700	14,329

		14,329

TURKEY – 0.71%
Turk Telekomunikasyon AS	1,879	8,067
Turkcell Iletisim Hizmetleri ASa	2,483	12,969

		21,036

UNITED KINGDOM – 17.85%
BT Group PLC	23,362	77,081
Inmarsat PLC	712	6,311
Vodafone Group PLC	158,656	447,946

		531,338

TOTAL COMMON STOCKS
(Cost: $2,479,049)		2,900,483

PREFERRED STOCKS – 1.63%

BRAZIL – 0.96%
Brasil Telecom SA SP ADR	234	6,046
Tele Norte Leste Participacoes SA SP ADR	911	12,736
TIM Participacoes SA SP ADR	197	9,858

		28,640

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US TELECOMMUNICATION SERVICES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
ITALY – 0.67%
Telecom Italia SpA RNC	18,666	$20,064

		20,064

TOTAL PREFERRED STOCKS
(Cost: $42,727)		48,704

SHORT-TERM INVESTMENTS – 0.16%

MONEY MARKET FUNDS – 0.16%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	3,685	3,685
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	315	315
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	826	826

		4,826

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,826)		4,826

TOTAL INVESTMENTS IN SECURITIES – 99.21%
(Cost: $2,526,602)		2,954,013

Other Assets, Less Liabilities – 0.79%		23,389

NET ASSETS – 100.00%		$2,977,402

NVDR – Non-Voting Depositary Receipts

NVS – Non-Voting Shares

SDR – Swedish Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.09%

AUSTRALIA – 1.69%
AGL Energy Ltd.	2,054	$32,015
SP AusNet	9,715	9,818

		41,833

AUSTRIA – 0.59%
Verbund AG	357	14,605

		14,605

BRAZIL – 2.04%
Centrais Eletricas Brasileiras SA SP ADR	1,174	14,158
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	314	18,743
CPFL Energia SA SP ADR	618	17,854

		50,755

CANADA – 2.93%
Canadian Utilities Ltd. Class A	355	20,977
Fortis Inc.	849	28,171
TransAlta Corp.	1,068	23,651

		72,799

CHILE – 2.31%
Empresa Nacional de Electricidad SA SP ADR	512	27,469
Enersis SA SP ADR	1,374	29,939

		57,408

CHINA – 2.01%
China Gas Holdings Ltd.	14,000	5,263
China Longyuan Power Group Corp. Ltd. Class H	7,000	6,071
China Resources Power Holdings Co. Ltd.	4,000	7,790
Datang International Power Generation Co. Ltd. Class Ha	24,000	7,852
ENN Energy Holdings Ltd.[a]	4,000	13,497
Guangdong Investment Ltd.	12,000	6,481
Huaneng Power International Inc. Class H	6,000	2,948

		49,902

CZECH REPUBLIC – 1.23%
CEZ AS	592	30,584

		30,584

FINLAND – 1.78%
Fortum OYJ	1,665	44,144

		44,144

Security	Shares	Value
FRANCE – 9.78%
Electricite de France	705	$26,811
GDF Suez	4,885	160,261
Suez Environnement SA	1,202	22,334
Veolia Environnement	1,479	33,591

		242,997

GERMANY – 10.18%
E.ON AG	6,356	175,547
RWE AG	1,473	77,355

		252,902

HONG KONG – 7.70%
Cheung Kong Infrastructure Holdings Ltd.	3,000	17,282
CLP Holdings Ltd.	8,000	73,898
Hong Kong and China Gas Co. Ltd. (The)	20,600	50,426
Power Assets Holdings Ltd.[a]	6,000	49,650

		191,256

INDIA – 1.38%
GAIL (India) Ltd. SP GDR[b]	543	34,372

		34,372

INDONESIA – 1.12%
PT Perusahaan Gas Negara Tbk	59,500	27,817

		27,817

ITALY – 8.67%
A2A SpA	1,432	2,057
Enel Green Power SpA	4,488	11,228
Enel SpA	25,548	147,584
Snam Rete Gas SpA	5,659	32,707
Terna SpA	4,790	21,737

		215,313

JAPAN – 12.46%
Chubu Electric Power Co. Inc.	2,500	42,817
Chugoku Electric Power Co. Inc. (The)	1,000	16,116
Electric Power Development Co. Ltd.	300	7,932
Hokkaido Electric Power Co. Inc.	500	7,657
Hokuriku Electric Power Co.	500	8,939
Kansai Electric Power Co. Inc. (The)	2,700	45,402
Kyushu Electric Power Co. Inc.	1,400	22,018
Osaka Gas Co. Ltd.	7,000	27,659
Shikoku Electric Power Co. Inc.	700	15,262
Toho Gas Co. Ltd.	2,000	10,934
Tohoku Electric Power Co. Inc.	2,000	25,807

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

July 31, 2011

Security	Shares	Value
Tokyo Electric Power Co. Inc. (The)	5,700	$31,384
Tokyo Gas Co. Ltd.	10,000	47,545

		309,472
NEW ZEALAND – 0.29%
Contact Energy Ltd.[c]	1,593	7,197

		7,197
PHILIPPINE ISLANDS – 1.04%
Aboitiz Power Corp.	7,000	5,399
Energy Development Corp.	49,000	7,895
Manila Electric Co.	1,880	12,447

		25,741
POLAND – 1.20%
Polska Grupa Energetyczna SA	2,445	20,361
Tauron Polska Energia SA	4,042	9,340

		29,701
PORTUGAL – 1.36%
EDP Renovaveis SAc	1,030	6,690
Energias de Portugal SA	7,761	26,989

		33,679
RUSSIA – 1.37%
RusHydro OJSC SP ADR	6,824	34,120

		34,120
SOUTH KOREA – 0.98%
Korea Electric Power Corp. SP ADR[c]	2,011	24,293

		24,293
SPAIN – 8.39%
Acciona SA	115	11,943
Enagas SA	742	16,953
Gas Natural SDG SA	1,090	21,984
Iberdrola SA	16,277	132,598
Red Electrica Corporacion SA	455	24,869

		208,347
THAILAND – 0.42%
Glow Energy PCL NVDR	5,500	10,419

		10,419
UNITED KINGDOM – 15.17%
Centrica PLC	19,425	97,763
International Power PLC	5,771	28,959
National Grid PLC	13,049	127,877
Scottish & Southern Energy PLC	3,617	77,601

Security	Shares	Value
Severn Trent PLC	866	$20,342
United Utilities Group PLC	2,519	24,334

		376,876

TOTAL COMMON STOCKS
(Cost: $2,390,857)		2,386,532

PREFERRED STOCKS – 2.74%

BRAZIL – 2.45%
Centrais Eletricas Brasileiras SA Class B SP ADR	854	13,100
Companhia Energetica de Minas Gerais SP ADR	1,725	33,293
Companhia Paranaense de Energia Class B SP ADR	601	14,526

		60,919

GERMANY – 0.29%
RWE AG NVS	150	7,223

		7,223

TOTAL PREFERRED STOCKS
(Cost: $61,275)		68,142

SHORT-TERM INVESTMENTS – 1.18%

MONEY MARKET FUNDS – 1.18%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[d,e,f]	26,298	26,298
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[d,e,f]	2,252	2,252
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[d,e]	812	812

		29,362

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,362)		29,362

TOTAL INVESTMENTS IN SECURITIES – 100.01%
(Cost: $2,481,494)		2,484,036

Other Assets, Less Liabilities – (0.01)%		(323)

NET ASSETS – 100.00%		$2,483,713

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX US UTILITIES SECTOR INDEX FUND

July 31, 2011

NVDR – Non-Voting Depositary Receipts

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
f	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	iShares MSCI ACWI ex US Energy Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$5,949,211	$2,687,135	$5,151,495
Affiliated (Note 2)	84,243	29,567	594

Total cost of investments	$6,033,454	$2,716,702	$5,152,089

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,663,482	$3,229,041	$6,313,121
Affiliated (Note 2)	84,243	29,567	594

Total fair value of investments	6,747,725	3,258,608	6,313,715
Foreign currencies, at value[b]	9,592	5,576	6,928
Receivables:
Dividends and interest	9,009	6,275	7,590

Total Assets	6,766,326	3,270,459	6,328,233

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	81,895	29,025	–
Investment advisory fees (Note 2)	2,750	1,317	2,594

Total Liabilities	84,645	30,342	2,594

NET ASSETS	$6,681,681	$3,240,117	$6,325,639

Net assets consist of:
Paid-in capital	$5,980,688	$2,695,250	$5,186,662
Undistributed net investment income	6,458	5,883	3,019
Accumulated net realized loss	(20,139)	(3,459)	(25,819)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	714,674	542,443	1,161,777

NET ASSETS	$6,681,681	$3,240,117	$6,325,639

Shares outstanding[c]	100,000	50,000	100,000

Net asset value per share	$66.82	$64.80	$63.26

[a]	Securities on loan with values of $77,310, $27,231 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $9,361, $5,512 and $6,838, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares MSCI ACWI ex US Financials Sector Index Fund	iShares MSCI ACWI ex US Health Care Sector Index Fund	iShares MSCI ACWI ex US Industrials Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$2,372,638	$2,469,147	$5,043,509
Affiliated (Note 2)	8,262	117	30,665

Total cost of investments	$2,380,900	$2,469,264	$5,074,174

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,359,931	$3,030,356	$6,048,248
Affiliated (Note 2)	8,262	117	30,665

Total fair value of investments	2,368,193	3,030,473	6,078,913
Foreign currencies, at value[b]	5,004	2,997	11,814
Cash	–	–	218
Receivables:
Investment securities sold	–	–	20,997
Dividends and interest	5,081	15,740	6,284

Total Assets	2,378,278	3,049,210	6,118,226

LIABILITIES
Payables:
Investment securities purchased	–	–	24,301
Collateral for securities on loan (Note 5)	7,615	–	30,430
Investment advisory fees (Note 2)	981	1,233	2,511

Total Liabilities	8,596	1,233	57,242

NET ASSETS	$2,369,682	$3,047,977	$6,060,984

Net assets consist of:
Paid-in capital	$2,406,555	$2,508,870	$5,074,674
Undistributed (distributions in excess of) net investment income	(265)	302	9,364
Accumulated net realized loss	(24,205)	(24,500)	(28,089)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(12,403)	563,305	1,005,035

NET ASSETS	$2,369,682	$3,047,977	$6,060,984

Shares outstanding[c]	100,000	50,000	100,000

Net asset value per share	$23.70	$60.96	$60.61

[a]	Securities on loan with values of $7,313, $ – and $28,933, respectively. See Note 5.
[b]	Cost of foreign currencies: $4,962, $2,954 and $11,711, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

	iShares MSCI ACWI ex US Information Technology Sector Index Fund	iShares MSCI ACWI ex US Materials Sector Index Fund	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$2,592,845	$5,176,477	$2,521,776
Affiliated (Note 2)	453,420	24,287	4,826

Total cost of investments	$3,046,265	$5,200,764	$2,526,602

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,739,326	$6,686,161	$2,949,187
Affiliated (Note 2)	453,420	24,287	4,826

Total fair value of investments	3,192,746	6,710,448	2,954,013
Foreign currencies, at value[b]	4,285	5,991	3,581
Cash	–	213	1,407
Receivables:
Investment securities sold	40,112	–	5,882
Dividends and interest	18,177	5,638	22,875

Total Assets	3,255,320	6,722,290	2,987,758

LIABILITIES
Payables:
Investment securities purchased	13,890	–	5,165
Collateral for securities on loan (Note 5)	450,250	22,325	4,000
Capital shares redeemed	30,050	–	–
Investment advisory fees (Note 2)	2,235	2,774	1,191

Total Liabilities	496,425	25,099	10,356

NET ASSETS	$2,758,895	$6,697,191	$2,977,402

Net assets consist of:
Paid-in capital	$2,586,789	$5,207,637	$2,546,572
Undistributed (distributions in excess of) net investment income	29,532	(2,483)	5,932
Accumulated net realized loss	(4,287)	(17,665)	(2,614)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	146,861	1,509,702	427,512

NET ASSETS	$2,758,895	$6,697,191	$2,977,402

Shares outstanding[c]	50,000	100,000	50,000

Net asset value per share	$55.18	$66.97	$59.55

[a]	Securities on loan with values of $425,177, $21,398 and $3,490, respectively. See Note 5.
[b]	Cost of foreign currencies: $4,180, $5,974 and $3,559, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2011

iShares MSCI ACWI ex US Utilities Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$2,452,132
Affiliated (Note 2)	29,362

Total cost of investments	$2,481,494

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,454,674
Affiliated (Note 2)	29,362

Total fair value of investments	2,484,036
Foreign currencies, at value[b]	3,373
Receivables:
Dividends and interest	25,881

Total Assets	2,513,290

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	28,550
Investment advisory fees (Note 2)	1,027

Total Liabilities	29,577

NET ASSETS	$2,483,713

Net assets consist of:
Paid-in capital	$2,485,206
Undistributed net investment income	16,313
Accumulated net realized loss	(20,376)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,570

NET ASSETS	$2,483,713

Shares outstanding[c]	50,000

Net asset value per share	$49.67

[a]	Securities on loan with a value of $27,013. See Note 5.
[b]	Cost of foreign currencies: $3,307.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	iShares MSCI ACWI ex US Energy Sector Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$136,202	$104,250	$172,307
Interest – affiliated (Note 2)	10	2	3
Securities lending income – affiliated (Note 2)	423	21	18

	136,635	104,273	172,328
Less: Other foreign taxes (Note 1)	(14)	–	–

Total investment income	136,621	104,273	172,328

EXPENSES
Investment advisory fees (Note 2)	30,445	17,126	29,446

Total expenses	30,445	17,126	29,446

Net investment income	106,176	87,147	142,882

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(15,679)	(3,459)	(25,819)
In-kind redemptions – unaffiliated	677,741	286,947	–
Foreign currency transactions	800	1,509	849

Net realized gain (loss)	662,862	284,997	(24,970)

Net change in unrealized appreciation/depreciation on:
Investments	569,260	513,356	1,105,937
Translation of assets and liabilities in foreign currencies	380	479	132

Net change in unrealized appreciation/depreciation	569,640	513,835	1,106,069

Net realized and unrealized gain	1,232,502	798,832	1,081,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,338,678	$885,979	$1,223,981

[a]	Net of foreign withholding tax of $13,803, $7,230 and $19,161, respectively.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI ACWI ex US Financials Sector Index Fund	iShares MSCI ACWI ex US Health Care Sector Index Fund	iShares MSCI ACWI ex US Industrials Sector Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$80,600	$149,892	$156,167
Interest – affiliated (Note 2)	1	3	2
Securities lending income – affiliated (Note 2)	88	1	595

Total investment income	80,689	149,896	156,764

EXPENSES
Investment advisory fees (Note 2)	11,751	23,234	28,710

Total expenses	11,751	23,234	28,710

Net investment income	68,938	126,662	128,054

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(13,042)	(21,424)	(21,529)
In-kind redemptions – unaffiliated	–	458,027	–
Foreign currency transactions	1,347	1,524	1,434

Net realized gain (loss)	(11,695)	438,127	(20,095)

Net change in unrealized appreciation/depreciation on:
Investments	72,345	673,479	886,439
Translation of assets and liabilities in foreign currencies	65	2,075	265

Net change in unrealized appreciation/depreciation	72,410	675,554	886,704

Net realized and unrealized gain	60,715	1,113,681	866,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,653	$1,240,343	$994,663

[a]	Net of foreign withholding tax of $6,442, $15,250 and $14,499, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

	iShares MSCI ACWI ex US Information Technology Sector Index Fund	iShares MSCI ACWI ex US Materials Sector Index Fund	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$106,608	$121,370	$228,641
Interest – affiliated (Note 2)	3	3	4
Securities lending income – affiliated (Note 2)	407	191	181

	107,018	121,564	228,826
Less: Other foreign taxes (Note 1)	(1,093)	–	–

Total investment income	105,925	121,564	228,826

EXPENSES
Investment advisory fees (Note 2)	27,386	31,239	24,721

Total expenses	27,386	31,239	24,721

Net investment income	78,539	90,325	204,105

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(4,287)	(17,665)	(3,505)
In-kind redemptions – unaffiliated	191,719	–	506,298
Foreign currency transactions	302	1,852	1,774

Net realized gain (loss)	187,734	(15,813)	504,567

Net change in unrealized appreciation/depreciation on:
Investments	63,583	1,291,524	247,163
Translation of assets and liabilities in foreign currencies	321	(1)	97

Net change in unrealized appreciation/depreciation	63,904	1,291,523	247,260

Net realized and unrealized gain	251,638	1,275,710	751,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$330,177	$1,366,035	$955,932

[a]	Net of foreign withholding tax of $15,204, $10,733 and $25,128, respectively.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2011

iShares MSCI ACWI ex US Utilities Sector Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$234,252
Interest – affiliated (Note 2)	3
Securities lending income – affiliated (Note 2)	201

Total investment income	234,456

EXPENSES
Investment advisory fees (Note 2)	24,115

Total expenses	24,115

Net investment income	210,341

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(20,528)
In-kind redemptions – unaffiliated	83,240
Foreign currency transactions	168

Net realized gain	62,880

Net change in unrealized appreciation/depreciation on:
Investments	(105,013)
Translation of assets and liabilities in foreign currencies	13

Net change in unrealized appreciation/depreciation	(105,000)

Net realized and unrealized loss	(42,120)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,221

[a]	Net of foreign withholding tax of $23,319.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund		iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$106,176	$(838)	$87,147	$1,074
Net realized gain (loss)	662,862	(29)	284,997	–
Net change in unrealized appreciation/depreciation	569,640	145,034	513,835	28,608

Net increase in net assets resulting from operations	1,338,678	144,167	885,979	29,682

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(104,978)	–	(83,847)	–

Total distributions to shareholders	(104,978)	–	(83,847)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,278,958	5,333,699	–	5,418,975
Cost of shares redeemed	(3,308,843)	–	(3,010,672)	–

Net increase (decrease) in net assets from capital share transactions	(29,885)	5,333,699	(3,010,672)	5,418,975

INCREASE (DECREASE) IN NET ASSETS	1,203,815	5,477,866	(2,208,540)	5,448,657

NET ASSETS
Beginning of period	5,477,866	–	5,448,657	–

End of period	$6,681,681	$5,477,866	$3,240,117	$5,448,657

Undistributed net investment income included in net assets at end of period	$6,458	$–	$5,883	$1,074

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	–	100,000
Shares redeemed	(50,000)	–	(50,000)	–

Net increase (decrease) in shares outstanding	–	100,000	(50,000)	100,000

[a]	Commencement of operations.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex US Energy Sector Index Fund		iShares MSCI ACWI ex US Financials Sector Index Fund
	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from January 20, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$142,882	$(437)	$68,938	$38,488
Net realized gain (loss)	(24,970)	232	(11,695)	(10,597)
Net change in unrealized appreciation/depreciation	1,106,069	55,708	72,410	(84,813)

Net increase (decrease) in net assets resulting from operations	1,223,981	55,503	129,653	(56,922)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(140,541)	–	(73,917)	(35,687)

Total distributions to shareholders	(140,541)	–	(73,917)	(35,687)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	–	5,186,696	–	2,406,555

Net increase in net assets from capital share transactions	–	5,186,696	–	2,406,555

INCREASE IN NET ASSETS	1,083,440	5,242,199	55,736	2,313,946

NET ASSETS
Beginning of period	5,242,199	–	2,313,946	–

End of period	$6,325,639	$5,242,199	$2,369,682	$2,313,946

Undistributed (distributions in excess of) net investment income (accumulated net investment loss) included in net assets at end of period	$3,019	$(171)	$(265)	$2,718

SHARES ISSUED
Shares sold	–	100,000	–	100,000

Net increase in shares outstanding	–	100,000	–	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex US Health Care Sector Index Fund		iShares MSCI ACWI ex US Industrials Sector Index Fund
	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$126,662	$5,934	$128,054	$(255)
Net realized gain (loss)	438,127	(3,096)	(20,095)	(170)
Net change in unrealized appreciation/depreciation	675,554	(112,249)	886,704	118,331

Net increase (decrease) in net assets resulting from operations	1,240,343	(109,411)	994,663	117,906

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(133,824)	–	(126,259)	–

Total distributions to shareholders	(133,824)	–	(126,259)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	–	5,066,776	–	5,074,674
Cost of shares redeemed	(3,015,907)	–	–	–

Net increase (decrease) in net assets from capital share transactions	(3,015,907)	5,066,776	–	5,074,674

INCREASE (DECREASE) IN NET ASSETS	(1,909,388)	4,957,365	868,404	5,192,580

NET ASSETS
Beginning of period	4,957,365	–	5,192,580	–

End of period	$3,047,977	$4,957,365	$6,060,984	$5,192,580

Undistributed (distributions in excess of) net investment income (accumulated net investment loss) included in net assets at end of period	$302	$5,940	$9,364	$(425)

SHARES ISSUED AND REDEEMED
Shares sold	–	100,000	–	100,000
Shares redeemed	(50,000)	–	–	–

Net increase (decrease) in shares outstanding	(50,000)	100,000	–	100,000

[a]	Commencement of operations.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex US Information Technology Sector Index Fund		iShares MSCI ACWI ex US Materials Sector Index Fund
	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$78,539	$229	$90,325	$(585)
Net realized gain (loss)	187,734	186	(15,813)	(14)
Net change in unrealized appreciation/depreciation	63,904	82,957	1,291,523	218,179

Net increase in net assets resulting from operations	330,177	83,372	1,366,035	217,580

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(49,724)	–	(94,061)	–

Total distributions to shareholders	(49,724)	–	(94,061)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	–	5,173,914	–	5,207,637
Cost of shares redeemed	(2,778,844)	–	–	–

Net increase (decrease) in net assets from capital share transactions	(2,778,844)	5,173,914	–	5,207,637

INCREASE (DECREASE) IN NET ASSETS	(2,498,391)	5,257,286	1,271,974	5,425,217

NET ASSETS
Beginning of period	5,257,286	–	5,425,217	–

End of period	$2,758,895	$5,257,286	$6,697,191	$5,425,217

Undistributed (distributions in excess of) net investment income (accumulated net investment loss) included in net assets at end of period	$29,532	$415	$(2,483)	$(599)

SHARES ISSUED AND REDEEMED
Shares sold	–	100,000	–	100,000
Shares redeemed	(50,000)	–	–	–

Net increase (decrease) in shares outstanding	(50,000)	100,000	–	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund		iShares MSCI ACWI ex US Utilities Sector Index Fund
	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010	Year ended July 31, 2011	Period from July 13, 2010[a] to July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$204,105	$3,476	$210,341	$4,264
Net realized gain	504,567	12	62,880	–
Net change in unrealized appreciation/depreciation	247,260	180,252	(105,000)	107,570

Net increase in net assets resulting from operations	955,932	183,740	168,221	111,834

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(203,435)	–	(198,460)	–

Total distributions to shareholders	(203,435)	–	(198,460)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	–	5,131,291	–	5,055,238
Cost of shares redeemed	(3,090,126)	–	(2,653,120)	–

Net increase (decrease) in net assets from capital share transactions	(3,090,126)	5,131,291	(2,653,120)	5,055,238

INCREASE (DECREASE) IN NET ASSETS	(2,337,629)	5,315,031	(2,683,359)	5,167,072

NET ASSETS
Beginning of period	5,315,031	–	5,167,072	–

End of period	$2,977,402	$5,315,031	$2,483,713	$5,167,072

Undistributed net investment income included in net assets at end of period	$5,932	$3,488	$16,313	$4,264

SHARES ISSUED AND REDEEMED
Shares sold	–	100,000	–	100,000
Shares redeemed	(50,000)	–	(50,000)	–

Net increase (decrease) in shares outstanding	(50,000)	100,000	(50,000)	100,000

[a]	Commencement of operations.

See notes to financial statements.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$54.78	$53.34

Income from investment operations:
Net investment income (loss)[b]	1.06	(0.01)
Net realized and unrealized gain[c]	12.03	1.45

Total from investment operations	13.09	1.44

Less distributions from:
Net investment income	(1.05)	–

Total distributions	(1.05)	–

Net asset value, end of period	$66.82	$54.78

Total return	23.96%	2.70%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,682	$5,478
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	1.67%	(0.32)%
Portfolio turnover rate[f]	7%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$54.49	$54.19

Income from investment operations:
Net investment income[b]	1.47	0.01
Net realized and unrealized gain[c]	10.52	0.29

Total from investment operations	11.99	0.30

Less distributions from:
Net investment income	(1.68)	–

Total distributions	(1.68)	–

Net asset value, end of period	$64.80	$54.49

Total return	22.15%	0.56%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,240	$5,449
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.44%	0.40%
Portfolio turnover rate[f]	4%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Energy Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$52.42	$51.87

Income from investment operations:
Net investment income (loss)[b]	1.43	(0.00)[c]
Net realized and unrealized gain[d]	10.82	0.55

Total from investment operations	12.25	0.55

Less distributions from:
Net investment income	(1.41)	–

Total distributions	(1.41)	–

Net asset value, end of period	$63.26	$52.42

Total return	23.47%	1.06%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,326	$5,242
Ratio of expenses to average net assets[f]	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	2.33%	(0.17)%
Portfolio turnover rate[g]	7%	0%[h]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Financials Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$23.14	$24.07

Income from investment operations:
Net investment income[b]	0.69	0.38
Net realized and unrealized gain (loss)[c]	0.61	(0.95)

Total from investment operations	1.30	(0.57)

Less distributions from:
Net investment income	(0.74)	(0.36)

Total distributions	(0.74)	(0.36)

Net asset value, end of period	$23.70	$23.14

Total return	5.61%	(2.27)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,370	$2,314
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.82%	3.23%
Portfolio turnover rate[f]	6%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Health Care Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$49.57	$50.67

Income from investment operations:
Net investment income[b]	1.47	0.06
Net realized and unrealized gain (loss)[c]	12.31	(1.16)

Total from investment operations	13.78	(1.10)

Less distributions from:
Net investment income	(2.39)	–

Total distributions	(2.39)	–

Net asset value, end of period	$60.96	$49.57

Total return	28.04%	(2.17)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,048	$4,957
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.62%	2.40%
Portfolio turnover rate[f]	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Industrials Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$51.93	$50.75

Income from investment operations:
Net investment income (loss)[b]	1.28	(0.00)[c]
Net realized and unrealized gain[d]	8.66	1.18

Total from investment operations	9.94	1.18

Less distributions from:
Net investment income	(1.26)	–

Total distributions	(1.26)	–

Net asset value, end of period	$60.61	$51.93

Total return	19.17%	2.32%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,061	$5,193
Ratio of expenses to average net assets[f]	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	2.14%	(0.10)%
Portfolio turnover rate[g]	9%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Information Technology Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$52.57	$51.74

Income from investment operations:
Net investment income[b]	0.79	0.00 [c]
Net realized and unrealized gain[d]	2.32	0.83

Total from investment operations	3.11	0.83

Less distributions from:
Net investment income	(0.50)	–

Total distributions	(0.50)	–

Net asset value, end of period	$55.18	$52.57

Total return	5.88%	1.60%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,759	$5,257
Ratio of expenses to average net assets[f]	0.48%	0.48%
Ratio of net investment income to average net assets[f]	1.38%	0.09%
Portfolio turnover rate[g]	4%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Materials Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$54.25	$52.08

Income from investment operations:
Net investment income (loss)[b]	0.90	(0.01)
Net realized and unrealized gain[c]	12.76	2.18

Total from investment operations	13.66	2.17

Less distributions from:
Net investment income	(0.94)	–

Total distributions	(0.94)	–

Net asset value, end of period	$66.97	$54.25

Total return	25.21%	4.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,697	$5,425
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	1.39%	(0.22)%
Portfolio turnover rate[f]	5%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$53.15	$51.31

Income from investment operations:
Net investment income[b]	2.31	0.03
Net realized and unrealized gain[c]	7.28	1.81

Total from investment operations	9.59	1.84

Less distributions from:
Net investment income	(3.19)	–

Total distributions	(3.19)	–

Net asset value, end of period	$59.55	$53.15

Total return	18.30%	3.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,977	$5,315
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.96%	1.36%
Portfolio turnover rate[f]	5%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex US Utilities Sector Index Fund

	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$51.67	$50.55

Income from investment operations:
Net investment income[b]	2.26	0.04
Net realized and unrealized gain (loss)[c]	(0.84)	1.08

Total from investment operations	1.42	1.12

Less distributions from:
Net investment income	(3.42)	–

Total distributions	(3.42)	–

Net asset value, end of period	$49.67	$51.67

Total return	2.65%	2.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,484	$5,167
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.19%	1.70%
Portfolio turnover rate[f]	6%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares MSCI ACWI ex US Sector Index Fund	Diversification Classification
Consumer Discretionary	Non-diversified
Consumer Staples	Non-diversified
Energy	Non-diversified
Financials	Non-diversified
Health Care	Non-diversified

iShares MSCI ACWI ex US Sector Index Fund	Diversification Classification
Industrials	Non-diversified
Information Technology	Non-diversified
Materials	Non-diversified
Telecommunication Services	Non-diversified
Utilities	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI ACWI ex US Sector Index Fund	Level 1	Level 2	Level 3	Total

Consumer Discretionary
Common Stocks	$6,432,241	$–	$–	$6,432,241
Preferred Stocks	231,241	–	–	231,241
Short-Term Investments	84,243	–	–	84,243

	$6,747,725	$–	$–	$6,747,725

Consumer Staples
Common Stocks	$3,129,422	$–	$–	$3,129,422
Preferred Stocks	99,619	–	–	99,619
Short-Term Investments	29,567	–	–	29,567

	$3,258,608	$–	$–	$3,258,608

Energy
Common Stocks	$6,103,324	$–	$–	$6,103,324
Preferred Stocks	209,797	–	–	209,797
Short-Term Investments	594	–	–	594

	$6,313,715	$–	$–	$6,313,715

Financials
Common Stocks	$2,332,706	$–	$41	$2,332,747
Preferred Stocks	27,184	–	–	27,184
Short-Term Investments	8,262	–	–	8,262

	$2,368,152	$–	$41	$2,368,193

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Investments in Securities
iShares MSCI ACWI ex US Sector Index Fund	Level 1	Level 2	Level 3	Total

Health Care
Common Stocks	$3,030,356	$–	$–	$3,030,356
Short-Term Investments	117	–	–	117

	$3,030,473	$–	$–	$3,030,473

Industrials
Common Stocks	$6,047,784	$–	$464	$6,048,248
Short-Term Investments	30,665	–	–	30,665

	$6,078,449	$–	$464	$6,078,913

Information Technology
Common Stocks	$2,739,326	$–	$–	$2,739,326
Short-Term Investments	453,420	–	–	453,420

	$3,192,746	$–	$–	$3,192,746

Materials
Common Stocks	$6,429,988	$–	$–	$6,429,988
Preferred Stocks	256,173	–	–	256,173
Short-Term Investments	24,287	–	–	24,287

	$6,710,448	$–	$–	$6,710,448

Telecommunication Services
Common Stocks	$2,900,483	$–	$–	$2,900,483
Preferred Stocks	48,704	–	–	48,704
Short-Term Investments	4,826	–	–	4,826

	$2,954,013	$–	$–	$2,954,013

Utilities
Common Stocks	$2,386,532	$–	$–	$2,386,532
Preferred Stocks	68,142	–	–	68,142
Short-Term Investments	29,362	–	–	29,362

	$2,484,036	$–	$–	$2,484,036

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares MSCI ACWI ex US Sector Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
Consumer Discretionary	$8,763	$712,342	$(20,112)	$700,993
Consumer Staples	5,883	541,582	(2,598)	544,867
Energy	3,823	1,159,937	(24,783)	1,138,977
Financials	10,604	(28,419)	(19,058)	(36,873)
Health Care	4,570	558,815	(24,278)	539,107
Industrials	10,171	1,004,228	(28,089)	986,310
Information Technology	29,532	146,853	(4,279)	172,106
Materials	6,294	1,500,925	(17,665)	1,489,554
Telecommunication Services	5,932	427,112	(2,214)	430,830
Utilities	16,313	(3,824)	(13,982)	(1,493)

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares MSCI ACWI ex US Sector Index Fund	2011	2010

Consumer Discretionary
Distributions paid from:
Ordinary Income	$104,978	$–

Total distributions	$104,978	$–

Consumer Staples
Distributions paid from:
Ordinary Income	$83,847	$–

Total distributions	$83,847	$–

Energy
Distributions paid from:
Ordinary Income	$140,541	$–

Total distributions	$140,541	$–

Financials
Distributions paid from:
Ordinary Income	$73,917	$35,687

Total distributions	$73,917	$35,687

Health Care
Distributions paid from:
Ordinary Income	$133,824	$–

Total distributions	$133,824	$–

Industrials
Distributions paid from:
Ordinary Income	$126,259	$–

Total distributions	$126,259	$–

Information Technology
Distributions paid from:
Ordinary Income	$49,724	$–

Total distributions	$49,724	$–

Materials
Distributions paid from:
Ordinary Income	$94,061	$–

Total distributions	$94,061	$–

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex US Sector Index Fund	2011	2010

Telecommunication Services
Distributions paid from:
Ordinary Income	$203,435	$–

Total distributions	$203,435	$–

Utilities
Distributions paid from:
Ordinary Income	$198,460	$–

Total distributions	$198,460	$–

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, certain Funds have elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares MSCI ACWI ex US Sector Index Fund	Deferred Net Realized Capital Losses

Consumer Discretionary	$18,522

Energy	19,532

Financials	9,474

Health Care	21,176

Industrials	25,437

iShares MSCI ACWI ex US Sector Index Fund	Deferred Net Realized Capital Losses

Information Technology	$1,025

Materials	12,485

Telecommunication Services	675

Utilities	12,094

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares MSCI ACWI ex US Sector Index Fund	Expiring 2019	Total
Consumer Discretionary	$1,590	$1,590
Consumer Staples	2,598	2,598
Energy	5,251	5,251
Financials	9,584	9,584
Health Care	3,102	3,102
Industrials	2,652	2,652
Information Technology	3,254	3,254
Materials	5,180	5,180
Telecommunication Services	1,539	1,539
Utilities	1,888	1,888

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI ACWI ex US Sector Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Consumer Discretionary	$6,035,786	$894,687	$(182,748)	$711,939
Consumer Staples	2,717,563	561,942	(20,897)	541,045
Energy	5,153,929	1,216,299	(56,513)	1,159,786
Financials	2,396,916	207,775	(236,498)	(28,723)
Health Care	2,473,754	583,372	(26,653)	556,719
Industrials	5,074,981	1,143,998	(140,066)	1,003,932
Information Technology	3,046,273	373,940	(227,467)	146,473
Materials	5,209,541	1,590,060	(89,153)	1,500,907
Telecommunication Services	2,527,002	446,365	(19,354)	427,011
Utilities	2,487,888	257,612	(261,464)	(3,852)

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares MSCI ACWI ex US Sector Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
Consumer Discretionary	$677,741	$5,260	$(683,001)
Consumer Staples	286,947	1,509	(288,456)
Energy	–	849	(849)
Financials	–	1,996	(1,996)
Health Care	458,001	1,524	(459,525)
Industrials	–	7,994	(7,994)
Information Technology	191,719	302	(192,021)
Materials	–	1,852	(1,852)
Telecommunication Services	505,407	1,774	(507,181)
Utilities	83,088	168	(83,256)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI ACWI ex US Sector Index Fund	Securities Lending Agent Fees
Consumer Discretionary	$227
Consumer Staples	11
Energy	9
Financials	47
Health Care	1

iShares MSCI ACWI ex US Sector Index Fund	Securities Lending Agent Fees
Industrials	$320
Information Technology	219
Materials	103
Telecommunication Services	97
Utilities	108

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares MSCI ACWI ex US Sector Index Fund	Purchases	Sales
Consumer Discretionary	$3,710,386	$448,083
Consumer Staples	163,927	190,954
Energy	400,837	404,671
Financials	151,543	154,962
Health Care	379,856	413,700
Industrials	509,522	514,164
Information Technology	199,061	214,652
Materials	296,677	305,178
Telecommunication Services	247,520	283,895
Utilities	309,013	347,892

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares MSCI ACWI ex US Sector Index Fund	In-kind Sales
Consumer Discretionary	$3,303,852
Consumer Staples	2,983,381
Health Care	2,989,622
Information Technology	2,748,794
Telecommunication Services	3,070,933
Utilities	2,622,021

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, iShares MSCI ACWI ex US Energy Sector Index Fund, iShares MSCI ACWI ex US Financials Sector Index Fund, iShares MSCI ACWI ex US Health Care Sector Index Fund, iShares MSCI ACWI ex US Industrials Sector Index Fund, iShares MSCI ACWI ex US Information Technology Sector Index Fund, iShares MSCI ACWI ex US Materials Sector Index Fund, iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund and iShares MSCI ACWI ex US Utilities Sector Index Fund (the “Funds”), at July 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI ACWI ex US Sector Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Consumer Discretionary	$150,005	$13,614
Consumer Staples	111,480	7,230
Energy	191,468	19,154
Financials	87,042	6,415
Health Care	164,162	15,250
Industrials	170,666	14,499
Information Technology	121,812	16,297
Materials	131,830	10,733
Telecommunication Services	253,769	25,128
Utilities	257,571	23,319

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended July 31, 2011 qualified for the dividends-received deduction:

iShares MSCI ACWI ex US Sector Index Fund	Dividends- Received Deduction

Health Care	0.73%

Materials	0.29

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares MSCI ACWI ex US Sector Index Fund	Qualified Dividend Income

Consumer Discretionary	$118,592

Consumer Staples	91,077

Energy	159,702

Financials	76,720

Health Care	149,074

iShares MSCI ACWI ex US Sector Index Fund	Qualified Dividend Income

Industrials	$140,758

Information Technology	66,021

Materials	104,794

Telecommunication Services	228,563

Utilities	221,779

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	1.06%
Greater than 0.5% and Less than 1.0%	7	3.70
Between 0.5% and –0.5%	116	61.38
Less than –0.5% and Greater than –1.0%	40	21.16
Less than –1.0% and Greater than –1.5%	17	8.99
Less than –1.5% and Greater than –2.0%	4	2.12
Less than –2.0% and Greater than –2.5%	3	1.59

	189	100.00%

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	2.12%
Greater than 0.5% and Less than 1.0%	23	12.17
Between 0.5% and –0.5%	124	65.61
Less than –0.5% and Greater than –1.0%	29	15.34
Less than –1.0% and Greater than –1.5%	7	3.70
Less than –1.5% and Greater than –2.0%	2	1.06

	189	100.00%

iShares MSCI ACWI ex US Energy Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.53%
Greater than 0.5% and Less than 1.0%	12	6.35
Between 0.5% and –0.5%	139	73.55
Less than –0.5% and Greater than –1.0%	28	14.81
Less than –1.0% and Greater than –1.5%	7	3.70
Less than –1.5% and Greater than –2.0%	2	1.06

	189	100.00%

iShares MSCI ACWI ex US Financials Sector Index Fund

Period Covered: April 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.63%
Greater than 1.5% and Less than 2.0%	3	0.95
Greater than 1.0% and Less than 1.5%	21	6.65
Greater than 0.5% and Less than 1.0%	122	38.61
Between 0.5% and –0.5%	132	41.77
Less than –0.5% and Greater than –1.0%	23	7.28
Less than –1.0% and Greater than –1.5%	8	2.53
Less than –1.5% and Greater than –2.0%	3	0.95
Less than –2.0%	2	0.63

	316	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex US Health Care Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	1.59%
Greater than 0.5% and Less than 1.0%	17	8.99
Between 0.5% and –0.5%	135	71.43
Less than –0.5% and Greater than –1.0%	24	12.70
Less than –1.0% and Greater than –1.5%	8	4.23
Less than –1.5% and Greater than –2.0%	2	1.06

	189	100.00%

iShares MSCI ACWI ex US Industrials Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	1.06%
Greater than 1.0% and Less than 1.5%	1	0.53
Greater than 0.5% and Less than 1.0%	10	5.29
Between 0.5% and –0.5%	132	69.84
Less than –0.5% and Greater than –1.0%	32	16.93
Less than –1.0% and Greater than –1.5%	8	4.23
Less than –1.5% and Greater than –2.0%	3	1.59
Less than –2.0% and Greater than –2.5%	1	0.53

	189	100.00%

iShares MSCI ACWI ex US Information Technology Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.53%
Greater than 1.0% and Less than 1.5%	1	0.53
Greater than 0.5% and Less than 1.0%	7	3.70
Between 0.5% and –0.5%	127	67.19
Less than –0.5% and Greater than –1.0%	33	17.46
Less than –1.0% and Greater than –1.5%	16	8.47
Less than –1.5% and Greater than –2.0%	1	0.53
Less than –2.0% and Greater than –2.5%	3	1.59

	189	100.00%

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex US Materials Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.53%
Greater than 1.0% and Less than 1.5%	3	1.59
Greater than 0.5% and Less than 1.0%	22	11.64
Between 0.5% and –0.5%	129	68.25
Less than –0.5% and Greater than –1.0%	25	13.23
Less than –1.0% and Greater than –1.5%	6	3.17
Less than –1.5% and Greater than –2.0%	3	1.59

	189	100.00%

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.53%
Greater than 0.5% and Less than 1.0%	9	4.76
Between 0.5% and –0.5%	130	68.78
Less than –0.5% and Greater than –1.0%	36	19.05
Less than –1.0% and Greater than –1.5%	10	5.29
Less than –1.5% and Greater than –2.0%	3	1.59

	189	100.00%

iShares MSCI ACWI ex US Utilities Sector Index Fund

Period Covered: October 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.53%
Greater than 1.0% and Less than 1.5%	1	0.53
Greater than 0.5% and Less than 1.0%	7	3.70
Between 0.5% and –0.5%	114	60.33
Less than –0.5% and Greater than –1.0%	40	21.16
Less than –1.0% and Greater than –1.5%	19	10.05
Less than –1.5% and Greater than –2.0%	7	3.70

	189	100.00%

SUPPLEMENTAL INFORMATION	109

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

112	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

TRUSTEE AND OFFICER INFORMATION	113

Notes:

114	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-76-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares MSCI All Country Asia ex Japan Index Fund  |  AAXJ  |  NASDAQ

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.53%	13.22%	20.17%	9.39%	9.45%	10.16%	30.51%	30.73%	33.22%

Total returns for the period since inception are calculated from the inception date of the Fund (8/13/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (8/15/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector*	Percentage of Net Assets
Financial	30.46%

Consumer Cyclical	11.70

Technology	11.22

Industrial	11.21

Energy	8.50

Communications	7.30

Basic Materials	6.62

Consumer Non-Cyclical	5.38

Diversified	4.07

Utilities	3.05

Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd. (South Korea)	3.05%

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2.13

China Mobile Ltd. (China)	2.08

Industrial and Commercial Bank of China Ltd. Class H (China)	1.58

CNOOC Ltd. (China)	1.37

China Construction Bank Corp. Class H (China)	1.32

Hyundai Motor Co. Ltd. (South Korea)	1.18

PetroChina Co. Ltd. Class H (China)	1.05

POSCO (South Korea)	1.00

AIA Group Ltd. (Hong Kong)	0.96

TOTAL	15.72%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI All Country Asia ex Japan Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging market countries in Asia, excluding Japan. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 13.53%, while the total return for the Index was 20.17%.

As represented by the Index, Asian stock markets excluding Japan generated double-digit gains for the reporting period. After a brief decline to start the reporting period, the Index began an extended rally as economic conditions worldwide improved, leading to a sharp increase in exports for many Asian countries. The Index increased from the fall of 2010 through April 2011, then declined some over the last three months of the period as global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery.

Index performance was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. In local currency terms, the Index returned 13.28% for the reporting period. The dollar depreciated by 5% versus the Chinese yuan and 11% against the South Korean won over the reporting period; China and South Korea represented the largest country weightings in the Index as of July 31, 2011. In addition, the U.S. currency fell by 5% against the Indian rupee and 10% versus the Taiwan dollar. The American dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

Every market represented in the Index advanced during the reporting period. Thailand was the top-performing market in the Index, gaining more than 50% overall. More than two-thirds of Thailand’s economic growth is derived from exports, and growing demand from developed nations as

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

global economic activity improved provided a boost to Thailand’s economy and stock market. Other strong performers included South Korea and Indonesia, both of which also benefited from strong export growth.

The laggards in the Index included China, the largest country weighting in the Index, and India, both of which posted single-digit gains for the reporting period. Although China’s economic growth remained robust, led by a combination of export growth and strong domestic demand, inflation in China surged to its highest level in three years. As a result, the Chinese central bank raised short-term interest rates four times during the reporting period, and investors grew concerned that the higher rates would hinder economic growth. Inflation was also a factor in India, where a sharp increase in food prices led to higher interest rates and weaker economic activity.

From a sector perspective, the consumer discretionary sector generated the best returns in the Index for the reporting period. Materials and energy stocks also fared well, benefiting from rising demand for commodities and higher commodity prices as economic conditions improved. The utilities and information technology sectors posted the lowest returns in the Index, along with the financials sector, which was the Index’s largest sector weighting at the end of the reporting period.

Over the course of the reporting period, the Fund decreased its holdings of certain depositary receipts which were disproportionately contributing to the discrepancy between the total returns of the Fund and the Index. The depositary receipts were held in lieu of certain local securities that were not available for purchase “in-kind” in certain countries such as South Korea, India and Taiwan.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

Shareholder Expenses (Unaudited)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
Actual	$1,000.00	$1,017.70	0.65%	$3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.60	0.65	3.26

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.96%

CHINA – 23.69%
Agile Property Holdings Ltd.[a]	1,196,000	$1,933,364
Agricultural Bank of China Ltd. Class H	10,100,000	5,481,173
Air China Ltd. Class H	1,486,000	1,570,933
Alibaba.com Ltd.[a]	731,500	1,019,192
Aluminum Corp. of China Ltd. Class Ha	2,190,000	1,874,052
Angang New Steel Co. Ltd. Class Ha	602,000	622,506
Anhui Conch Cement Co. Ltd. Class H	991,000	4,640,644
Anta Sports Products Ltd.[a]	537,000	810,202
AviChina Industry & Technology Co. Ltd. Class H	1,004,000	587,368
Bank of China Ltd. Class H	37,120,000	17,096,773
Bank of Communications Co. Ltd. Class H	4,514,100	3,938,146
BBMG Corp. Class H	755,000	1,096,491
Beijing Capital International Airport Co. Ltd. Class Hb	1,104,000	518,396
Beijing Enterprises Holdings Ltd.[a]	315,000	1,590,256
Belle International Holdings Ltd.[a]	2,691,000	5,889,853
Bosideng International Holdings Ltd.	1,088,000	319,651
Brilliance China Automotive Holdings Ltd.[b]	1,562,000	1,993,957
BYD Co. Ltd. Class Ha,b	319,000	1,053,852
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class Ha	617,540	1,216,937
Chaoda Modern Agriculture (Holdings) Ltd.[a]	1,800,000	720,508
China Agri-Industries Holdings Ltd.[a]	976,000	1,100,653
China BlueChemical Ltd. Class H	2,007,500	1,563,349
China CITIC Bank Class Hb	4,467,200	2,739,524
China Coal Energy Co. Class H	2,252,000	3,247,480
China Communications Construction Co. Ltd. Class H	2,745,000	2,327,853
China Communications Services Corp. Ltd. Class H	1,176,000	594,450
China Construction Bank Corp. Class H	30,501,390	24,574,858

Security	Shares	Value
China COSCO Holdings Co. Ltd. Class Ha	1,614,500	$1,128,876
China Dongxiang (Group) Co. Ltd.[a]	1,798,000	410,602
China Everbright Ltd.[a]	598,000	1,072,556
China Gas Holdings Ltd.[a]	1,808,000	679,638
China High Speed Transmission Equipment Group Co. Ltd.	722,000	563,187
China International Marine Containers Group Co. Ltd. Class B	256,383	411,818
China Life Insurance Co. Ltd. Class H	4,791,000	15,981,269
China Longyuan Power Group Corp. Ltd. Class H	1,221,000	1,058,947
China Mengniu Dairy Co. Ltd.	782,000	2,708,833
China Merchants Bank Co. Ltd. Class H	2,434,493	5,778,192
China Merchants Holdings (International) Co. Ltd.[a]	686,000	2,437,899
China Minsheng Banking Corp. Ltd. Class Ha	2,481,500	2,190,355
China Mobile Ltd.	3,887,000	38,673,019
China Molybdenum Co. Ltd. Class H	504,000	396,372
China National Building Material Co. Ltd. Class H	1,806,000	3,628,451
China National Materials Co. Ltd. Class H	525,000	387,966
China Oilfield Services Ltd. Class Ha	1,514,000	2,649,427
China Overseas Land & Investment Ltd.	2,627,760	5,899,775
China Pacific Insurance (Group) Co. Ltd. Class H	847,400	3,212,608
China Petroleum & Chemical Corp. Class H	11,194,000	11,043,923
China Railway Construction Corp. Ltd. Class H	1,197,500	734,370
China Railway Group Ltd. Class H	2,407,000	901,718
China Resources Cement Holdings Ltd.[a]	966,000	928,262
China Resources Enterprise Ltd.[a]	784,000	3,404,760
China Resources Land Ltd.	1,210,000	2,372,032
China Resources Power Holdings Co. Ltd.[a]	1,080,000	2,103,329
China Rongsheng Heavy Industry Group Co. Ltd.[a]	1,093,000	667,481

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
China Shenhua Energy Co. Ltd. Class H	2,121,000	$10,653,300
China Shineway Pharmaceutical Group Ltd.	234,000	395,679
China Shipping Container Lines Co. Ltd. Class Hb	2,087,000	594,411
China Shipping Development Co. Ltd. Class H	800,000	624,030
China Southern Airlines Co. Ltd. Class Ha,b	1,334,000	860,866
China Taiping Insurance Holdings Co. Ltd.[a,b]	468,000	1,077,160
China Telecom Corp. Ltd. Class H	8,880,000	5,787,466
China Unicom (Hong Kong) Ltd.	3,682,000	7,331,405
China Vanke Co. Ltd. Class B	717,731	989,879
China Yurun Food Group Ltd.[a]	865,000	2,718,904
China Zhongwang Holdings Ltd.[a]	812,800	385,831
Chongqing Rural Commercial Bank Class Ha,b	1,197,000	692,600
CITIC Pacific Ltd.	753,000	1,632,651
CNOOC Ltd.	11,421,000	25,524,898
COSCO Pacific Ltd.[a]	996,000	1,617,725
CSG Holding Co. Ltd.	301,600	324,642
CSR Corp Ltd. Class Ha	1,066,000	775,447
Datang International Power Generation Co. Ltd. Class Ha	1,794,000	586,914
Dongfang Electric Corp. Ltd. Class Ha	328,200	1,189,512
Dongfeng Motor Group Co. Ltd. Class H	2,402,000	4,751,920
ENN Energy Holdings Ltd.[a]	470,000	1,585,862
Evergrande Real Estate Group Ltd.[a]	3,171,000	2,383,996
Fosun International Ltd.	1,504,500	1,227,612
Franshion Properties (China) Ltd.[a]	2,132,000	588,081
Fushan International Energy Group Ltd.	1,580,000	891,911
GCL Poly Energy Holdings Ltd.[a]	4,023,000	2,265,825
Geely Automobile Holdings Ltd.[a]	2,205,000	874,136
Golden Eagle Retail Group Ltd.[a]	395,000	976,034
GOME Electrical Appliances Holdings Ltd.[a]	6,197,160	2,925,851
Great Wall Motor Co. Ltd. Class Ha	1,003,500	1,514,037
Greentown China Holdings Ltd.	367,000	328,650
Guangdong Investment Ltd.	1,482,000	800,464

Security	Shares	Value
Guangzhou Automobile Group Co. Ltd. Class Ha	1,452,855	$1,752,112
Guangzhou R&F Properties Co. Ltd. Class Ha	558,000	720,185
Hengan International Group Co. Ltd.[a]	468,500	4,072,214
Hengdeli Holdings Ltd.	1,188,000	589,847
Hidili Industry International Development Ltd.[a]	395,000	288,858
Huabao International Holdings Ltd.[a]	1,187,000	1,005,093
Huaneng Power International Inc. Class H	1,986,000	975,865
Industrial and Commercial Bank of China Ltd. Class H	38,680,350	29,427,734
Inner Mongolia Yitai Coal Co. Class B	330,235	2,091,708
Intime Department Store Group Co. Ltd.	529,000	886,361
Jiangsu Expressway Co. Ltd. Class H	660,000	635,063
Jiangxi Copper Co. Ltd. Class H	1,246,000	4,388,056
Kingboard Chemical Holdings Co. Ltd.	359,500	1,708,830
Kunlun Energy Co. Ltd.	2,016,000	3,372,717
KWG Property Holdings Ltd.[a]	666,500	466,024
Lee & Man Paper Manufacturing Ltd.[a]	903,000	454,136
Lenovo Group Ltd.[a]	3,676,000	2,334,492
Li Ning Co. Ltd.[a]	440,500	538,580
Longfor Properties Co. Ltd.	1,460,500	2,248,509
Lonking Holdings Ltd.[a]	833,000	423,206
Maanshan Iron & Steel Co. Ltd. Class Ha	914,000	397,519
Metallurgical Corp. of China Ltd. Class H	1,780,000	664,546
Minmetals Resources Ltd.[b]	740,000	509,821
Parkson Retail Group Ltd.[a]	807,500	1,135,442
PetroChina Co. Ltd. Class H	13,788,000	19,529,094
PICC Property and Casualty Co. Ltd. Class Hb	2,096,000	3,624,874
Ping An Insurance (Group) Co. of China Ltd. Class H	1,090,500	10,611,896
Poly (Hong Kong) Investments Ltd.[a]	1,164,000	864,656
Renhe Commercial Holdings Co. Ltd.[a]	6,778,000	1,339,165
Sany Heavy Equipment International Holdings Co. Ltd.[a]	485,000	489,698

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
Semiconductor Manufacturing International Corp.[a,b]	11,403,000	$680,274
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	936,000	1,280,103
Shanghai Electric Group Co. Ltd. Class H	2,798,000	1,486,140
Shanghai Industrial Holdings Ltd.[a]	322,000	1,171,172
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	221,100	271,290
Shimao Property Holdings Ltd.	995,500	1,315,498
Shui On Land Ltd.[a]	1,495,800	662,071
Sino-Ocean Land Holdings Ltd.[a]	2,093,000	1,173,444
Sinofert Holdings Ltd.[a]	1,318,000	498,826
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,842,000	768,042
Sinopharm Group Co. Ltd. Class Ha	505,200	1,471,299
Skyworth Digital Holdings Ltd.[a]	1,076,000	692,991
SOHO China Ltd.[a]	3,544,500	3,215,038
Tencent Holdings Ltd.[a]	675,300	17,570,189
Tingyi (Cayman Islands) Holding Corp.[a]	1,604,000	4,980,024
Tsingtao Brewery Co. Ltd. Class H	302,000	1,917,891
Want Want China Holdings Ltd.[a]	3,717,000	3,314,279
Weichai Power Co. Ltd. Class Ha	248,000	1,349,054
Wumart Stores Inc. Class H	300,000	751,299
Yanzhou Coal Mining Co. Ltd. Class H	1,578,000	6,053,268
Yuexiu Property Co. Ltd.[b]	2,996,000	549,654
Zhaojin Mining Industry Co. Ltd. Class H	477,000	951,001
Zhejiang Expressway Co. Ltd. Class H	924,000	650,813
Zhuzhou CSR Times Electric Co. Ltd. Class H	248,000	731,798
Zijin Mining Group Co. Ltd. Class H	3,864,000	2,087,041
ZTE Corp. Class H	359,000	1,121,515

		440,686,100

HONG KONG – 11.40%
AIA Group Ltd.[b]	4,856,800	17,851,988
ASM Pacific Technology Ltd.	115,900	1,272,826
Bank of East Asia Ltd. (The)	1,152,600	4,450,992
BOC Hong Kong (Holdings) Ltd.	2,544,000	7,604,747

Security	Shares	Value
Cathay Pacific Airways Ltd.	734,000	$1,700,691
Cheung Kong (Holdings) Ltd.	897,000	13,706,165
Cheung Kong Infrastructure Holdings Ltd.	166,000	956,238
China Shanshui Cement Group Ltd.	897,000	1,087,517
China State Construction International Holdings Ltd.	740,000	741,472
CLP Holdings Ltd.	1,198,500	11,070,883
Country Garden Holdings Co. Ltd.[a]	2,331,000	1,196,228
Esprit Holdings Ltd.	724,700	2,110,551
Foxconn International Holdings Ltd.[a,b]	1,063,000	484,143
Galaxy Entertainment Group Ltd.[b]	610,000	1,580,858
Hang Lung Group Ltd.	622,000	3,742,613
Hang Lung Properties Ltd.	1,502,000	5,549,759
Hang Seng Bank Ltd.	443,400	6,968,568
Henderson Land Development Co. Ltd.	614,000	3,891,411
Hong Kong and China Gas Co. Ltd. (The)	2,981,240	7,297,717
Hong Kong Exchanges and Clearing Ltd.	714,200	14,743,060
Hopewell Holdings Ltd.	231,000	748,316
Hutchison Whampoa Ltd.	1,327,000	15,467,054
Hysan Development Co. Ltd.	860,000	4,027,199
Kerry Properties Ltd.	369,000	1,789,493
Li & Fung Ltd.	3,614,000	6,009,037
Lifestyle International Holdings Ltd.	753,500	2,465,104
Link REIT (The)[a]	2,158,500	7,546,234
MTR Corp. Ltd.	740,000	2,511,130
New World Development Co. Ltd.	1,287,000	1,895,537
Nine Dragons Paper (Holdings) Ltd.[a]	954,000	807,800
NWS Holdings Ltd.	1,014,500	1,473,365
Orient Overseas International Ltd.	138,500	788,052
PCCW Ltd.	1,329,000	579,716
Power Assets Holdings Ltd.	808,500	6,690,391
Sands China Ltd.[b]	1,412,000	4,248,047
Shangri-La Asia Ltd.	1,334,333	3,440,900
Sihuan Pharmaceutical Holdings Group Ltd.[a,b]	880,000	388,376
Sino Land Co. Ltd.	1,468,000	2,489,827
SJM Holdings Ltd.	897,000	2,257,892
Sun Hung Kai Properties Ltd.	897,000	13,648,624

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
Swire Pacific Ltd. Class A	448,500	$6,317,955
Wharf (Holdings) Ltd. (The)	900,000	6,621,977
Wheelock and Co. Ltd.	912,000	3,919,687
Wing Hang Bank Ltd.	188,500	2,025,386
Wynn Macau Ltd.	1,145,200	3,996,336
Yue Yuen Industrial (Holdings) Ltd.	597,500	1,912,583

		212,074,445

INDIA – 9.85%
ACC Ltd.	29,097	666,090
Adani Enterprises Ltd.	125,901	1,668,138
Aditya Birla Nuvo Ltd.[b]	17,047	367,693
Ambuja Cements Ltd.	317,533	929,461
Asian Paints Ltd.	17,219	1,221,189
Axis Bank Ltd.	131,397	3,976,997
Axis Bank Ltd. SP GDR[c]	12,558	376,740
Bajaj Auto Ltd.	47,217	1,570,267
Bank of India	57,412	501,624
Bharat Heavy Electricals Ltd.	76,431	3,181,771
Bharat Petroleum Corp. Ltd.	46,121	686,597
Canara Bank	43,031	446,913
Cipla Ltd.	214,318	1,486,986
Coal India Ltd.	295,331	2,594,756
Dabur India Ltd.	236,861	557,714
DLF Ltd.	265,907	1,390,009
Dr. Reddy’s Laboratories Ltd.	20,194	724,795
Dr. Reddy’s Laboratories Ltd. SP ADR	66,205	2,360,870
GAIL (India) Ltd.	231,879	2,419,539
GMR Infrastructure Ltd.[b]	579,429	401,890
HCL Technologies Ltd.	83,985	925,184
HDFC Bank Ltd.	552,389	6,085,154
HDFC Bank Ltd. SP ADR	180,657	6,279,637
Hero Honda Motors Ltd.	47,084	1,902,006
Hindalco Industries Ltd.	567,470	2,163,166
Hindustan Unilever Ltd.	548,714	4,023,158
Housing Development & Infrastructure Ltd.[b]	120,427	388,615
Housing Development Finance Corp. Ltd.	687,556	10,720,210
ICICI Bank Ltd.	373,428	8,761,065
ICICI Bank Ltd. SP ADR	97,276	4,530,143
Indiabulls Real Estate Ltd.[b]	180,393	405,772
IndusInd Bank Ltd.	44,703	274,348

Security	Shares	Value
Infosys Ltd.	236,334	$14,845,883
Infosys Ltd. SP ADR	64,645	4,022,212
Infrastructure Development Finance Co. Ltd.	566,792	1,616,749
ITC Ltd.	1,428,898	6,737,065
Jaiprakash Associates Ltd.	602,639	908,254
Jindal Steel & Power Ltd.	210,945	2,806,156
JSW Steel Ltd.	38,661	676,196
Kotak Mahindra Bank Ltd.	146,243	1,472,855
Larsen & Toubro Ltd.	77,028	3,007,822
Larsen & Toubro Ltd. SP GDR[c]	76,122	2,983,982
LIC Housing Finance Ltd.	167,641	805,959
Lupin Ltd.	89,566	921,705
Mahindra & Mahindra Ltd.	135,255	2,206,043
Mahindra & Mahindra Ltd. SP GDR	67,112	1,091,241
Maruti Suzuki India Ltd.	38,631	1,054,856
Mundra Port and Special Economic Zone Ltd.	229,557	745,710
NTPC Ltd.	376,716	1,501,238
Oil & Natural Gas Corp. Ltd.	427,079	2,602,196
Piramal Healthcare Ltd.	38,435	332,077
Power Grid Corp. of India Ltd.	717,966	1,707,586
Ranbaxy Laboratories Ltd.	72,059	879,661
Ranbaxy Laboratories Ltd. SP GDR[c]	14,950	181,643
Reliance Capital Ltd.	62,186	809,938
Reliance Communications Ltd.	336,782	773,936
Reliance Industries Ltd.	705,373	13,215,967
Reliance Industries Ltd. SP GDR[d]	73,678	2,784,292
Reliance Infrastructure Ltd.[b]	69,821	854,474
Reliance Power Ltd.[b]	350,433	887,779
Rural Electrification Corp. Ltd.	169,210	802,972
Satyam Computer Services Ltd.[b]	348,196	664,244
Sesa Goa Ltd.	171,899	1,069,944
Shriram Transport Finance Co. Ltd.	68,296	989,975
Siemens India Ltd.	34,394	719,441
State Bank of India	22,261	1,181,208
State Bank of India SP GDR	12,419	1,376,025
Steel Authority of India Ltd.	209,701	599,586
Sterlite Industries (India) Ltd.	496,161	1,793,657
Sterlite Industries (India) Ltd. SP ADR	89,815	1,326,568
Sun Pharmaceuticals Industries Ltd.	188,735	2,213,226
Suzlon Energy Ltd.[b]	455,885	540,583
Tata Consultancy Services Ltd.	295,670	7,607,531

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
Tata Motors Ltd.	124,487	$2,670,879
Tata Motors Ltd. SP ADR	110,422	2,365,239
Tata Power Co. Ltd.	57,637	1,671,069
Tata Steel Ltd.	172,751	2,204,833
Titan Industries Ltd.	63,871	329,906
Ultratech Cement Ltd.[b]	34,568	805,296
Unitech Ltd.	850,371	587,889
United Phosphorus Ltd.	128,260	482,535
United Spirits Ltd.	49,674	1,151,866
Wipro Ltd.	128,617	1,133,075
Wipro Ltd. SP ADR[a]	160,209	1,903,283
Zee Entertainment Enterprises Ltd.	236,216	703,730

		183,316,532

INDONESIA – 3.88%
PT Adaro Energy Tbk	6,838,000	2,131,220
PT Aneka Tambang Tbk	1,924,500	452,690
PT Astra Agro Lestari Tbk	345,000	953,543
PT Astra International Tbk	1,434,000	11,890,268
PT Bank Central Asia Tbk	8,067,500	7,875,360
PT Bank Danamon Indonesia Tbk	2,393,000	1,533,884
PT Bank Mandiri Tbk	6,504,051	6,004,916
PT Bank Negara Indonesia (Persero) Tbk	3,152,915	1,650,158
PT Bank Rakyat Indonesia Tbk	8,090,000	6,565,246
PT Bumi Resources Tbk	10,808,000	3,877,024
PT Charoen Pokphand Indonesia Tbk	3,088,500	989,846
PT Gudang Garam Tbk	286,500	1,715,125
PT Indo Tambangraya Megah Tbk	149,500	887,945
PT Indocement Tunggal Prakarsa Tbk	1,239,000	2,251,403
PT Indofood Sukses Makmur Tbk	3,949,500	2,949,641
PT International Nickel Indonesia Tbk	2,141,000	1,070,185
PT Kalbe Farma Tbk	1,661,000	678,856
PT Perusahaan Gas Negara Tbk	6,550,000	3,062,188
PT Semen Gresik (Persero) Tbk	2,339,000	2,599,653
PT Tambang Batubara Bukit Asam Tbk	819,500	2,052,967
PT Telekomunikasi Indonesia Tbk	5,853,000	5,059,635
PT Unilever Indonesia Tbk	821,000	1,506,334
PT United Tractors Tbk	1,254,843	4,029,076
PT XL Axiata Tbk	464,500	314,128

		72,101,291

Security	Shares	Value
MALAYSIA – 4.19%
AirAsia Bhd	855,100	$1,132,258
Alliance Financial Group Bhd	713,700	892,125
AMMB Holdings Bhd	1,005,200	2,198,028
Axiata Group Bhd	1,592,900	2,737,126
Berjaya Corp. Bhd	1,564,200	627,156
Berjaya Sports Toto Bhd	396,900	589,733
British American Tobacco (Malaysia) Bhd	74,300	1,164,067
Bursa Malaysia Bhd	204,900	532,271
CIMB Group Holdings Bhd	3,179,100	8,858,207
DiGi.Com Bhd	184,500	1,879,811
Gamuda Bhd	974,600	1,211,683
Genting Bhd	1,254,500	4,573,346
Genting Malaysia Bhd	1,718,100	2,112,892
Genting Plantations Bhd	138,600	367,514
Hong Leong Bank Bhd	262,700	1,180,734
Hong Leong Financial Group Bhd	92,600	408,713
IJM Corp. Bhd	633,500	1,344,693
IOI Corp. Bhd	2,239,000	3,885,057
Kuala Lumpur Kepong Bhd	274,700	2,012,122
Lafarge Malayan Cement Bhd	270,300	672,107
Malayan Banking Bhd	2,223,600	6,562,916
Malaysia Airports Holdings Bhd	258,000	564,158
Malaysia Marine and Heavy Engineering Holdings Bhd[b]	117,500	302,855
Maxis Communications Bhd	1,555,700	2,882,867
MISC Bhd	885,800	2,223,453
MMC Corp. Bhd	468,700	426,378
Parkson Holdings Bhd	330,700	648,475
Petronas Chemicals Group Bhd[b]	1,149,300	2,652,529
Petronas Dagangan Bhd	16,600	99,779
Petronas Gas Bhd	438,400	1,991,116
PLUS Expressways Bhd	939,700	1,380,422
PPB Group Bhd	299,000	1,748,868
Public Bank Bhd Foreign	691,300	3,125,757
RHB Capital Bhd	331,400	1,017,201
Sime Darby Bhd	1,665,000	5,133,002
SP Setia Bhd	522,100	686,048
Telekom Malaysia Bhd	668,600	912,342
Tenaga Nasional Bhd	1,827,600	3,774,659
UEM Land Holdings Bhd[b]	591,900	518,511
UMW Holdings Bhd	233,100	580,394

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
YTL Corp. Bhd	2,479,700	$1,169,670
YTL Power International Bhd	1,810,100	1,195,349

		77,976,392

PHILIPPINE ISLANDS – 0.88%
Aboitiz Equity Ventures Inc.	510,100	507,195
Aboitiz Power Corp.	77,700	59,925
Alliance Global Group Inc.[b]	420,100	115,443
Ayala Corp.	204,768	1,584,109
Ayala Land Inc.	2,101,000	838,605
Banco de Oro Unibank Inc.	1,026,920	1,558,413
Bank of the Philippine Islands	1,921,514	2,722,221
Energy Development Corp.	10,575,900	1,704,090
Jollibee Foods Corp.	736,550	1,519,768
Manila Electric Co.	284,260	1,882,025
Metropolitan Bank & Trust Co.	1,145,256	2,091,302
Philippine Long Distance Telephone Co.	11,025	627,907
SM Investments Corp.	53,320	687,061
SM Prime Holdings Inc.	1,356,600	371,504

		16,269,568

SINGAPORE – 7.23%
Ascendas Real Estate Investment Trust	1,421,535	2,409,081
CapitaLand Ltd.	1,137,500	2,740,395
CapitaMall Trust Management Ltd.[a]	2,095,800	3,281,897
CapitaMalls Asia Ltd.	260,000	309,948
City Developments Ltd.[a]	340,000	2,982,679
ComfortDelGro Corp. Ltd.	979,000	1,167,074
COSCO Corp. (Singapore) Ltd.	1,400,000	2,070,197
DBS Group Holdings Ltd.	933,500	12,043,410
Fraser and Neave Ltd.	808,000	4,027,414
Genting Singapore PLC[b]	5,310,600	8,382,255
Global Logistic Properties Ltd.[b]	598,000	1,003,497
Golden Agri-Resources Ltd.	5,748,707	3,486,236
Hutchison Port Holdings Trust[a,b]	2,263,371	1,720,162
Jardine Cycle & Carriage Ltd.	69,000	2,772,037
Keppel Corp. Ltd.[a]	1,147,600	10,553,630
Keppel Land Ltd.[a]	157,000	499,531
Neptune Orient Lines Ltd.[a]	631,000	754,841
Noble Group Ltd.	2,564,364	3,983,685
Olam International Ltd.[a]	985,000	2,160,249
Oversea-Chinese Banking Corp. Ltd.	1,561,000	12,902,970

Security	Shares	Value
SembCorp Industries Ltd.	1,149,000	$4,839,402
SembCorp Marine Ltd.	1,112,000	4,988,411
Singapore Airlines Ltd.	301,000	3,540,735
Singapore Exchange Ltd.	549,000	3,406,879
Singapore Press Holdings Ltd.	322,000	1,053,940
Singapore Technologies Engineering Ltd.	1,024,000	2,569,038
Singapore Telecommunications Ltd.	4,487,000	12,524,461
United Overseas Bank Ltd.	815,000	13,845,691
UOL Group Ltd.	630,000	2,700,561
Wilmar International Ltd.[a]	1,063,000	5,201,304
Yangzijiang Shipbuilding (Holdings) Ltd.	513,000	620,075

		134,541,685

SOUTH KOREA – 20.11%
AmorePacific Corp.	1,980	2,253,628
BS Financial Group Inc.[b]	118,770	1,830,610
Celltrion Inc.	42,439	1,932,156
Cheil Industries Inc.	27,864	3,184,684
CJ CheilJedang Corp.	4,608	1,337,426
Daelim Industrial Co. Ltd.	17,631	2,107,091
Daewoo Engineering & Construction Co. Ltd.[b]	70,510	825,950
Daewoo International Corp.	20,620	781,342
Daewoo Securities Co. Ltd.	81,280	1,430,090
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	59,400	2,112,776
DGB Financial Group Inc.[b]	86,810	1,375,061
Dongbu Insurance Co. Ltd.	26,120	1,295,719
Dongkuk Steel Mill Co. Ltd.	21,970	826,245
Doosan Corp.	6,693	939,547
Doosan Heavy Industries & Construction Co. Ltd.	29,795	1,910,407
Doosan Infracore Co. Ltd.[a,b]	66,070	1,648,147
E-Mart Co. Ltd.[b]	13,180	3,437,826
GS Engineering & Construction Corp.	22,494	2,538,923
GS Holdings Corp.	29,866	2,566,499
Hana Financial Group Inc.	143,500	5,628,118
Hanjin Heavy Industries & Construction Co. Ltd.[b]	20,640	601,013
Hanjin Shipping Co. Ltd.	39,270	784,059
Hankook Tire Co. Ltd.	44,850	1,824,969

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
Hanwha Chemical Corp.	51,630	$2,277,146
Hanwha Corp.	30,400	1,490,733
Honam Petrochemical Corp.[a]	8,904	3,648,419
Hynix Semiconductor Inc.	319,690	7,353,204
Hyosung Corp.	15,515	1,374,467
Hyundai Department Store Co. Ltd.	8,604	1,501,599
Hyundai Development Co.	38,190	1,200,795
Hyundai Engineering & Construction Co. Ltd.	41,371	3,390,358
Hyundai Glovis Co. Ltd.	6,944	1,264,581
Hyundai Heavy Industries Co. Ltd.	26,640	10,309,324
Hyundai Hysco	16,500	758,252
Hyundai Merchant Marine Co. Ltd.	30,190	853,326
Hyundai Mipo Dockyard Co. Ltd.	7,144	1,131,602
Hyundai Mobis Co. Ltd.	43,437	15,655,942
Hyundai Motor Co. Ltd.[a]	98,688	21,997,230
Hyundai Securities Co. Ltd.	81,020	979,802
Hyundai Steel Co.[a]	35,129	4,331,566
Hyundai Wia Corp.[b]	6,425	987,243
Industrial Bank of Korea	106,670	1,836,347
Kangwon Land Inc.	57,700	1,639,111
KB Financial Group Inc.	208,912	10,402,997
KCC Corp.	2,686	891,682
Kia Motors Corp.	149,962	11,009,256
Korea Electric Power Corp.[b]	167,570	4,076,800
Korea Exchange Bank	188,750	1,673,919
Korea Gas Corp.	17,850	603,578
Korea Investment Holdings Co. Ltd.	27,780	1,098,763
Korea Kumho Petrochemical Co. Ltd.	6,082	1,251,820
Korea Life Insurance Co. Ltd.	124,580	883,865
Korea Zinc Co. Ltd.	4,822	2,000,972
Korean Air Lines Co. Ltd.	25,431	1,620,946
KP Chemical Corp.	27,680	673,425
KT Corp. SP ADR[a]	121,738	2,405,543
KT&G Corp.	70,369	4,378,456
LG Chem Ltd.[a]	29,616	13,202,618
LG Corp.	60,542	4,525,002
LG Display Co. Ltd.	151,010	3,888,762
LG Electronics Inc.	61,488	4,689,021
LG Household & Health Care Ltd.	5,831	2,638,136
LG Innotek Co. Ltd.[a]	6,411	568,556
LG Uplus Corp.	172,740	871,646
Lotte Confectionery Co. Ltd.	414	707,212

Security	Shares	Value
Lotte Shopping Co. Ltd.[a]	6,264	$2,706,300
LS Corp.	10,802	1,121,900
LS Industrial Systems Co. Ltd.[a]	9,193	643,501
Mando Corp.	4,993	987,423
Mirae Asset Securities Co. Ltd.	18,750	871,431
NCsoft Corp.	9,505	2,930,025
NHN Corp.[b]	26,095	5,197,714
OCI Co. Ltd.	9,517	3,673,925
POSCO	42,115	18,554,887
S-Oil Corp.	26,985	3,813,682
S1 Corp.	10,443	556,669
Samsung C&T Corp.[a]	78,892	6,278,136
Samsung Card Co. Ltd.	28,214	1,605,653
Samsung Electro-Mechanics Co. Ltd.[a]	38,754	3,190,598
Samsung Electronics Co. Ltd.	70,898	56,756,058
Samsung Electronics Co. Ltd. SP GDR	1,509	600,733
Samsung Engineering Co. Ltd.	18,509	4,564,488
Samsung Fire & Marine Insurance Co. Ltd.	23,076	5,220,171
Samsung Heavy Industries Co. Ltd.	101,840	4,148,751
Samsung Life Insurance Co. Ltd.	34,929	3,306,378
Samsung SDI Co. Ltd.	21,514	3,469,013
Samsung Securities Co. Ltd.	32,101	2,420,591
Samsung Techwin Co. Ltd.[a]	24,673	1,808,995
Seoul Semiconductor Co. Ltd.	22,236	670,687
Shinhan Financial Group Co. Ltd.	263,240	12,608,954
Shinhan Financial Group Co. Ltd. SP ADR	16,002	1,536,512
Shinsegae Co. Ltd.	4,490	1,396,870
SK C&C Co. Ltd.	8,610	1,139,235
SK Energy Co. Ltd.	37,803	7,816,612
SK Holdings Co. Ltd.	16,143	2,779,052
SK Networks Co. Ltd.	75,200	920,118
SK Telecom Co. Ltd.	4,283	597,174
SK Telecom Co. Ltd. SP ADR	117,650	1,872,988
STX Pan Ocean Co. Ltd.	102,600	772,687
Woongjin Coway Co. Ltd.	34,040	1,315,688
Woori Finance Holdings Co. Ltd.	243,200	3,206,374
Woori Investment & Securities Co. Ltd.	59,440	1,065,556
Yuhan Corp.[a]	5,705	792,737

		374,134,574

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
TAIWAN – 15.09%
Acer Inc.	1,690,000	$2,341,402
Advanced Semiconductor Engineering Inc.[b]	2,446,990	2,664,614
Advanced Semiconductor Engineering Inc. SP ADR[a,b]	275,504	1,462,926
Advantech Co. Ltd.	143,000	483,519
Asia Cement Corp.	1,196,000	1,845,711
ASUSTeK Computer Inc.	431,100	3,468,475
AU Optronics Corp.	4,899,580	2,676,159
Capital Securities Corp.	1,088,000	547,103
Catcher Technology Co. Ltd.	299,000	2,613,029
Cathay Financial Holding Co. Ltd.	4,361,060	6,533,537
Chang Hwa Commercial Bank Ltd.	2,484,460	1,964,443
Cheng Shin Rubber Industry Co. Ltd.	768,000	2,303,827
Cheng Uei Precision Industry Co. Ltd.[b]	299,000	902,117
Chicony Electronics Co. Ltd.	309,675	593,887
Chimei Innolux Corp.[b]	3,389,000	1,815,819
China Airlines Ltd.	1,658,000	965,976
China Development Financial Holding Corp.	5,741,000	2,199,998
China Life Insurance Co. Ltd.	897,000	1,258,298
China Motor Co. Ltd.	303,000	353,065
China Petrochemical Development Corp.[b]	934,000	1,451,100
China Steel Corp.	6,877,050	7,178,624
Chinatrust Financial Holding Co. Ltd.	5,559,000	5,012,363
Chunghwa Picture Tubes Ltd.[b]	3,236,000	386,046
Chunghwa Telecom Co. Ltd.	2,392,410	8,296,752
Chunghwa Telecom Co. Ltd. SP ADR	65,802	2,287,278
Clevo Co.	299,000	582,747
CMC Magnetics Corp.[b]	1,795,000	360,426
Compal Electronics Inc.	2,691,000	3,490,260
Coretronic Corp.	370,000	436,268
Delta Electronics Inc.	1,196,000	4,230,619
E Ink Holdings Inc.	448,000	930,631
E.Sun Financial Holding Co. Ltd.	1,864,000	1,289,619
Epistar Corp.	474,000	1,111,214
Eternal Chemical Co. Ltd.	458,350	484,013
EVA Airways Corp.[b]	995,000	886,806
Evergreen International Storage & Transport Corp.	358,000	308,519

Security	Shares	Value
Evergreen Marine Corp. Ltd.[b]	717,000	$491,087
Everlight Electronics Co. Ltd.	299,000	642,888
Far Eastern Department Stores Co. Ltd.	491,000	1,069,335
Far Eastern New Century Corp.	1,794,000	2,877,443
Far EasTone Telecommunications Co. Ltd.	1,215,000	2,007,760
Farglory Land Development Co. Ltd.	221,000	542,623
Feng Hsin Iron & Steel Co. Ltd.	299,000	552,676
First Financial Holding Co. Ltd.	3,170,600	2,627,918
Formosa Chemicals & Fibre Corp.	1,824,000	6,610,185
Formosa International Hotels Corp.	13,000	218,203
Formosa Petrochemical Corp.	667,000	2,509,736
Formosa Plastics Corp.	2,550,000	9,594,944
Formosa Taffeta Co. Ltd.	383,000	433,001
Foxconn Technology Co. Ltd.	399,000	1,840,336
Fubon Financial Holding Co. Ltd.	2,835,000	4,620,867
Giant Manufacturing Co. Ltd.	176,000	704,964
HannStar Display Corp.[b]	3,245,000	407,376
Highwealth Construction Corp.	299,000	682,291
Hiwin Technologies Corp.	89,610	1,084,562
Hon Hai Precision Industry Co. Ltd.	5,337,300	15,233,299
Hon Hai Precision Industry Co. Ltd. SP GDR[c]	257,590	1,459,247
HTC Corp.	468,450	13,938,725
Hua Nan Financial Holdings Co. Ltd.	2,572,000	2,024,740
Inotera Memories Inc.[b]	1,441,000	391,290
Inventec Co. Ltd.	1,261,000	618,791
KGI Securities Co. Ltd.[b]	1,697,000	959,272
Kinsus Interconnect Technology Corp.	147,000	606,648
Largan Precision Co. Ltd.	61,000	2,051,985
LCY Chemical Corp.	299,000	741,395
Lite-On Technology Corp.	1,291,000	1,687,874
Macronix International Co. Ltd.	2,081,000	1,039,219
MediaTek Inc.	618,000	5,540,150
Mega Financial Holding Co. Ltd.	4,796,000	4,615,457
Motech Industries Inc.	179,149	558,530
MStar Semiconductor Inc.	329,367	1,644,808
Nan Kang Rubber Tire Co. Ltd.	317,874	650,399
Nan Ya Plastics Corp.	3,009,000	8,316,738
Nan Ya Printed Circuit Board Corp.	120,510	404,967
Nanya Technology Corp.[b]	1,413,000	327,334

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
Novatek Microelectronics Corp. Ltd.	318,000	$889,965
Pegatron Corp.[b]	1,069,000	1,228,949
Phison Electronics Corp.	63,000	316,797
Polaris Securities Co. Ltd.[b]	1,010,000	756,567
Pou Chen Corp.	1,333,000	1,190,364
Powerchip Technology Corp.[b]	3,424,000	445,284
Powertech Technology Inc.	429,200	1,233,919
President Chain Store Corp.	347,000	2,220,232
Qisda Corp.	1,045,620	346,298
Quanta Computer Inc.[b]	1,573,000	3,873,108
Realtek Semiconductor Corp.	299,000	545,418
Richtek Technology Corp.	97,000	615,595
Ruentex Development Co. Ltd.	299,000	447,948
Ruentex Industries Ltd.	299,000	737,247
Shin Kong Financial Holding Co. Ltd.[b]	3,744,000	1,616,507
Siliconware Precision Industries Co. Ltd.	1,847,575	1,851,708
Simplo Technology Co. Ltd.	126,500	1,090,158
Sino-American Silicon Products Inc.[b]	188,000	560,698
SinoPac Financial Holdings Co. Ltd.[b]	3,588,000	1,555,374
Synnex Technology International Corp.	791,000	2,029,928
Tainan Spinning Co. Ltd.	451,000	303,425
Taishin Financial Holdings Co. Ltd.	2,956,600	1,579,013
Taiwan Business Bank Ltd.[b]	1,482,000	567,915
Taiwan Cement Corp.	2,010,000	3,178,582
Taiwan Cooperative Bank Co. Ltd.	2,392,000	1,957,698
Taiwan Fertilizer Co. Ltd.	484,000	1,728,841
Taiwan Glass Industrial Corp.	467,000	723,121
Taiwan Mobile Co. Ltd.	1,266,000	3,481,604
Taiwan Semiconductor Manufacturing Co. Ltd.	15,879,670	39,650,301
Tatung Co. Ltd.[b]	1,358,000	697,002
Teco Electric and Machinery Co. Ltd.	897,000	640,814
TPK Holding Co. Ltd.[b]	51,000	1,503,355
Transcend Information Inc.	117,000	316,485
Tripod Technology Corp.[b]	214,000	849,751
TSRC Corp.	329,100	891,357
Tung Ho Steel Enterprise Corp.[b]	438,000	498,219
U-Ming Marine Transport Corp.	402,000	705,422
Uni-President Enterprises Co.	2,392,000	3,923,691
Unimicron Technology Corp.	801,000	1,425,025
United Microelectronics Corp.	7,912,000	3,553,273

Security	Shares	Value
Vanguard International Semiconductor Corp.	302,000	$148,719
Walsin Lihwa Corp.[b]	1,829,000	868,974
Wan Hai Lines Ltd.[b]	686,000	481,750
Winbond Electronics Corp.[b]	1,508,000	402,684
Wintek Corp.[b]	811,000	1,101,096
Wistron Corp.[b]	1,196,000	2,011,618
WPG Holdings Co. Ltd.	740,000	1,236,948
Yang Ming Marine Transport Corp.[b]	696,000	444,119
Young Fast Optoelectronics Co. Ltd.	72,441	336,637
Yuanta Financial Holding Co. Ltd.[b]	3,734,000	2,667,559
Yulon Motor Co. Ltd.	472,000	1,234,201

		280,707,516

THAILAND – 2.64%
Advanced Information Service PCL NVDR	266,000	1,030,109
Bangkok Bank PCL Foreign	218,800	1,294,827
Bangkok Bank PCL NVDR	443,225	2,585,789
Bank of Ayudhya PCL NVDR	1,976,300	1,822,238
Banpu PCL NVDR	140,000	3,436,044
BEC World PCL NVDR	1,545,000	2,123,889
Charoen Pokphand Foods PCL NVDR	960,200	1,022,174
CP All PCL NVDR	2,724,800	4,522,300
Glow Energy PCL NVDR	413,800	783,896
Indorama Ventures PCL NVDR	640,000	938,810
IRPC PCL NVDR	8,995,300	1,734,215
Kasikornbank PCL NVDR	1,177,275	5,565,659
Krung Thai Bank PCL NVDR	3,850,700	2,685,484
PTT Aromatics & Refining PCL NVDR	1,412,000	2,012,070
PTT Chemical PCL NVDR	130,900	713,202
PTT Exploration & Production PCL NVDR	806,700	4,976,791
PTT PCL NVDR	459,600	5,347,232
Siam Cement PCL Foreign	130,000	1,909,137
Siam Cement PCL NVDR	100	1,277
Siam Commercial Bank PCL NVDR	454,800	1,928,993
Thai Airways International PCL NVDR	149,700	141,795
Thai Oil PCL NVDR	995,300	2,561,250

		49,137,181

TOTAL COMMON STOCKS
(Cost: $1,707,218,928)		1,840,945,284

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

Security	Shares	Value
PREFERRED STOCKS – 0.55%

SOUTH KOREA – 0.55%
Hyundai Motor Co. Ltd. Series 1[a]	13,834	$963,118
Hyundai Motor Co. Ltd. Series 2	24,185	1,757,157
LG Chem Ltd.	5,426	823,447
Samsung Electronics Co. Ltd.	12,644	6,739,949

		10,283,671

TOTAL PREFERRED STOCKS
(Cost: $10,739,147)		10,283,671

SHORT-TERM INVESTMENTS – 5.96%

MONEY MARKET FUNDS – 5.96%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[e,f,g]	100,760,732	100,760,732
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[e,f,g]	8,627,899	8,627,899
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[e,f]	1,455,949	1,455,949

		110,844,580

TOTAL SHORT-TERM INVESTMENTS
(Cost: $110,844,580)		110,844,580

TOTAL INVESTMENTS IN SECURITIES – 105.47%
(Cost: $1,828,802,655)		1,962,073,535

Other Assets, Less Liabilities – (5.47)%		(101,792,815)

NET ASSETS – 100.00%		$1,860,280,720

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

July 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$1,717,958,075
Affiliated (Note 2)	110,844,580

Total cost of investments	$1,828,802,655

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,851,228,955
Affiliated (Note 2)	110,844,580

Total fair value of investments	1,962,073,535
Foreign currencies, at value[b]	2,170,904
Cash	29,864
Receivables:
Investment securities sold	5,679,581
Dividends and interest	7,359,233

Total Assets	1,977,313,117

LIABILITIES
Payables:
Investment securities purchased	457
Collateral for securities on loan (Note 5)	109,388,631
Capital shares redeemed	6,457,275
Foreign taxes (Note 1)	123,100
Investment advisory fees (Note 2)	1,062,934

Total Liabilities	117,032,397

NET ASSETS	$1,860,280,720

Net assets consist of:
Paid-in capital	$1,780,328,580
Distributions in excess of net investment income	(378,275)
Accumulated net realized loss	(52,963,944)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	133,294,359

NET ASSETS	$1,860,280,720

Shares outstanding[c]	29,900,000

Net asset value per share	$62.22

[a]	Securities on loan with a value of $103,097,371. See Note 5.
[b]	Cost of foreign currencies: $2,168,298.
[c]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	19

Consolidated Statement of Operations

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

Year ended July 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$51,890,464
Dividends – affiliated (Note 2)	928,629
Interest – unaffiliated	206
Interest – affiliated (Note 2)	1,797
Securities lending income – affiliated (Note 2)	1,036,392

53,857,488
Less: Other foreign taxes (Note 1)	(252,575)

Total investment income	53,604,913

EXPENSES
Investment advisory fees (Note 2)	14,860,812

Total expenses	14,860,812
Less investment advisory fees waived (Note 2)	(343,993)

Net expenses	14,516,819

Net investment income	39,088,094

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(44,196,463)
Investments – affiliated (Note 2)	19,090
In-kind redemptions – unaffiliated	296,141,890
In-kind redemptions – affiliated (Note 2)	15,159,249
Foreign currency transactions	(443,728)

Net realized gain	266,680,038

Net change in unrealized appreciation/depreciation on:
Investments	(49,417,700)
Translation of assets and liabilities in foreign currencies	2,211

Net change in unrealized appreciation/depreciation	(49,415,489)

Net realized and unrealized gain	217,264,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,352,643

[a]	Net of foreign withholding tax of $5,646,029.

See notes to consolidated financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$39,088,094	$19,960,775
Net realized gain	266,680,038	172,035,947
Net change in unrealized appreciation/depreciation	(49,415,489)	(45,396,392)

Net increase in net assets resulting from operations	256,352,643	146,600,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(45,600,015)	(21,678,009)

Total distributions to shareholders	(45,600,015)	(21,678,009)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	787,068,142	1,319,411,019
Cost of shares redeemed	(1,162,979,547)	(464,240,614)

Net increase (decrease) in net assets from capital share transactions	(375,911,405)	855,170,405

INCREASE (DECREASE) IN NET ASSETS	(165,158,777)	980,092,726

NET ASSETS
Beginning of year	2,025,439,497	1,045,346,771

End of year	$1,860,280,720	$2,025,439,497

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(378,275)	$4,731,654

SHARES ISSUED AND REDEEMED
Shares sold	12,600,000	24,100,000
Shares redeemed	(18,900,000)	(8,800,000)

Net increase (decrease) in shares outstanding	(6,300,000)	15,300,000

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	21

Consolidated Financial Highlights

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

(For a share outstanding throughout each period)

	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Aug. 13, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$55.95	$50.02	$49.77

Income from investment operations:
Net investment income[b]	1.09	0.84	0.98
Net realized and unrealized gain (loss)[c]	6.45	5.95	(0.47)

Total from investment operations	7.54	6.79	0.51

Less distributions from:
Net investment income	(1.27)	(0.86)	(0.26)

Total distributions	(1.27)	(0.86)	(0.26)

Net asset value, end of period	$62.22	$55.95	$50.02

Total return	13.53%	13.63%	1.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,860,281	$2,025,439	$1,045,347
Ratio of expenses to average net assets prior to waived fees[e,f]	0.67%	0.69%	0.72%
Ratio of expenses to average net assets after waived fees[e,f]	0.66%	0.68%	0.71%
Ratio of net investment income to average net assets[e]	1.77%	1.55%	2.71%
Portfolio turnover rate[g]	41%	3%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to consolidated financial statements.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
All Country Asia ex Japan	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of July 31, 2011, the value of the Fund’s investments was classified as a Level 1 Price. The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

The Subsidiary is subject to tax in Mauritius on its net income. See the “Income Taxes” section for further information.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of July 31, 2011, the tax year-end of the Fund, the components of accumulated net earnings (losses) on a tax basis consisted of undistributed ordinary income of $919,529, unrealized appreciation of $126,017,400, and capital and other losses of $46,984,789, for accumulated net earnings of $79,952,140. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

	2011	2010

Distributions paid from:

Ordinary income	$45,600,015	$21,678,009

Total Distributions	$45,600,015	$21,678,009

INCOME TAXES

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from November 1, 2010 to July 31, 2011 of $38,840,314 and treat them as arising in the year ending July 31, 2012.

The Fund had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Fund, as follows:

Expiring 2017	Expiring 2018	Expiring 2019	Total
$ 114,780	$5,230,616	$2,799,079	$8,144,475

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, the cost of investments for federal income tax purposes was $1,836,079,614. Net unrealized appreciation was $125,993,921, of which $204,120,605 represented gross unrealized appreciation on securities and $78,126,684 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$308,733,663	$1,401,992	$(310,135,655)

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the Consolidated Statement of Operations. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund (including the assets invested in the Subsidiary) and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $66,962.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through June 30, 2013 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds.

In association with this agreement, for the year ended July 31, 2011, BFA waived its investment advisory fees for the Fund in the amount of $277,031.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Fund of $557,750.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Consolidated Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

Investments in issuers considered to be affiliates of the Fund (excluding short-term investments) during the year ended July 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain
iShares MSCI Malaysia Index Fund	1,318,215	678,387	(1,996,602)	–	$–	$708,655	$10,313,658
iShares MSCI South Korea Index Fund	–	721,730	(721,730)	–	–	219,974	4,808,129
iShares MCI Taiwan Index Fund	–	1,893,471	(1,893,471)	–	–	–	56,552

					$–	$928,629	$15,178,339

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011, aggregated $1,101,559,374 and $887,207,556, respectively.

In-kind purchases and sales (see Note 4) for the year ended July 31, 2011, aggregated $425,767,482 and $1,026,640,573, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that Fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI ALL COUNTY ASIA EX JAPAN INDEX FUND

borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Consolidated Statement of Assets and Liabilities. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the iShares MSCI All Country Asia ex Japan Index Fund and its subsidiary, (collectively the “Fund”), at July 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Tax Information (Unaudited)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

For the fiscal year ended July 31, 2011, the Fund earned foreign source income of $57,536,493 and paid foreign taxes of $5,870,924, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $30,912,536 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Fund and its shareholders. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

The Board also noted that the investment advisory fee and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fee and expense level and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Economies of Scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN INDEX FUND

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such a Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for such a Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: October 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.14%
Greater than 5.0% and Less than 5.5%	1	0.14
Greater than 4.5% and Less than 5.0%	1	0.14
Greater than 4.0% and Less than 4.5%	3	0.43
Greater than 3.5% and Less than 4.0%	2	0.29
Greater than 3.0% and Less than 3.5%	3	0.43
Greater than 2.5% and Less than 3.0%	5	0.72
Greater than 2.0% and Less than 2.5%	10	1.45
Greater than 1.5% and Less than 2.0%	19	2.75
Greater than 1.0% and Less than 1.5%	38	5.49
Greater than 0.5% and Less than 1.0%	116	16.76
Between 0.5% and –0.5%	376	54.36
Less than –0.5% and Greater than –1.0%	61	8.82
Less than –1.0% and Greater than –1.5%	31	4.48
Less than –1.5% and Greater than –2.0%	12	1.73
Less than –2.0% and Greater than –2.5%	2	0.29
Less than –2.5% and Greater than –3.0%	4	0.58
Less than –3.0% and Greater than –3.5%	3	0.43
Less than –3.5% and Greater than –4.0%	1	0.14
Less than –4.0% and Greater than –4.5%	2	0.29
Less than –4.5%	1	0.14

	692	100.00%

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-77-0711

July 31, 2011

2011 Annual Report

iShares Trust

iShares FTSE China 25 Index Fund  |  FXI  |  NYSE Arca

iShares FTSE China (HK Listed) Index Fund  |  FCHI  |  NASDAQ

Management’s Discussion of Fund Performance

iSHARES® FTSE CHINA 25 INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.93%	4.74%	5.91%	12.08%	12.05%	12.63%	15.23%	15.31%	15.86%

Cumulative Total Returns

Year Ended 7/31/11			Five Years Ended 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.93%	4.74%	5.91%	76.85%	76.66%	81.21%	163.01%	164.30%	172.92%

Total returns for the period since inception are calculated from the inception date of the Fund (10/5/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/8/04), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE CHINA 25 INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector	Percentage of Net Assets
Financial	50.61%

Energy	25.24

Communications	17.82

Basic Materials	3.18

Industrial	1.63

Consumer Cyclical	1.15

Short-Term and Other Net Assets	0.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
China Mobile Ltd.	9.68%

China Construction Bank Corp. Class H	9.22

Industrial and Commercial Bank
of China Ltd. Class H	7.95

CNOOC Ltd.	6.51

Bank of China Ltd. Class H	5.46

China Telecom Corp. Ltd. Class H	4.31

Ping An Insurance (Group) Co. of
China Ltd. Class H	4.27

China Shenhua Energy Co. Ltd. Class H	4.23

China Petroleum & Chemical Corp. Class H	4.07

Agricultural Bank of China Ltd. Class H	4.01

TOTAL	59.71%

The iShares FTSE China 25 Index Fund (the “Fund”), formerly the iShares FTSE/Xinhua China 25 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE China 25 Index (the “Index”), formerly the FTSE/Xinhua China 25 Index. The Index is designed to represent the performance of the largest companies in the Chinese equity market that are available to international investors. The Index consists of 25 of the largest and most liquid Chinese companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 4.93%, net of fees, while the total return for the Index was 5.91%.

Although gross domestic product (“GDP”) growth hovered around 10% during the reporting period, signs of a slowing economy in China were apparent. Second-quarter GDP rose 9.5% from the prior year’s second quarter, the slowest pace since the third quarter of 2009. China’s 10-year average annual GDP growth rate is 9.4%.

Manufacturing activity began to wane as the reporting period came to a close. The HSBC China Manufacturing Purchasing Managers’ Index fell to a 28-month low of 49.3 in July 2011 following 11 months of readings above 50. Figures below 50 indicate contraction. Still, China reported a record month for exports in June 2011, at $162 billion, while imports were $140 billion.

During the reporting period, inflation fears re-emerged, as the country’s consumer price index rose 6.4% in June, driven higher by a food inflation rate of 14.4%. In July, in an effort to slow inflation, the Chinese central bank raised interest rates by 25 basis points, the third such increase in 2011, boosting the one-year bank deposit rate to 3.5%. As a result of the government’s efforts to restrict bank lending, new lending in the second quarter of 2011 was down about 20% from the same quarter in 2010 and 50% from the same quarter in 2009. Still, during the reporting period, real estate prices rose 5%, even though sales volume declined. For example, while new home sales fell 2.5% in big cities such as Shanghai, average prices rose 2.6% from June to July 2011.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

Performance as of July 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 7/31/11			Inception to 7/31/11			Inception to 7/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.55%	6.39%	7.24%	2.18%	2.25%	3.47%	6.91%	7.15%	11.15%

Total returns for the period since inception are calculated from the inception date of the Fund (6/24/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/25/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

PORTFOLIO ALLOCATION As of 7/31/11
Sector	Percentage of Net Assets
Financial	42.81%

Energy	20.61

Communications	14.39

Industrial	7.66

Consumer Cyclical	3.63

Consumer Non-Cyclical	3.19

Diversified	2.89

Basic Materials	2.43

Utilities	1.14

Technology	0.91

Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/11
Security	Percentage of Net Assets
China Mobile Ltd.	9.86%

China Construction Bank Corp. Class H	9.60

Industrial and Commercial Bank
of China Ltd. Class H	8.18

CNOOC Ltd.	6.62

PetroChina Co. Ltd. Class H	4.93

Bank of China Ltd. Class H	4.77

China Life Insurance Co. Ltd. Class H	4.07

Ping An Insurance (Group) Co. of
China Ltd. Class H	3.80

China Shenhua Energy Co. Ltd. Class H	2.82

China Petroleum & Chemical Corp. Class H	2.73

TOTAL	57.38%

The iShares FTSE China (HK Listed) Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE China (HK Listed) Index (the “Index”). The Index is designed to track the performance of the large- and mid-capitalization companies in the Chinese equity market that are available to international investors. The Index consists of many of the largest and most liquid Chinese companies. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended July 31, 2011 (“the reporting period”), the total return for the Fund was 6.55%, net of fees, while the total return for the Index was 7.24%.

Although gross domestic product (“GDP”) growth hovered around 10% during the reporting period, signs of a slowing economy in China were apparent. Second-quarter GDP rose 9.5% from the prior year’s second quarter, the slowest pace since the third quarter of 2009. China’s 10-year average annual GDP growth rate is 9.4%.

Manufacturing activity began to wane as the reporting period came to a close. The HSBC China Manufacturing Purchasing Managers’ Index fell to a 28-month low of 49.3 in July 2011 following 11 months of readings above 50. Figures below 50 indicate contraction. Still, China reported a record month for exports in June 2011, at $162 billion, while imports were $140 billion.

During the reporting period, inflation fears re-emerged, as the country’s consumer price index rose 6.4% in June, driven higher by a food inflation rate of 14.4%. In July, in an effort to slow inflation, the Chinese central bank raised interest rates by 25 basis points, the third such increase in 2011, boosting the one-year bank deposit rate to 3.5%. As a result of the government’s efforts to restrict bank lending, new lending in the second quarter of 2011 was down about 20% from the same quarter in 2010 and 50% from the same quarter in 2009. Still, during the reporting period, real estate prices rose 5%, even though sales volume declined.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (2/1/11)	Ending Account Value (7/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (2/1/11 to 7/31/11)
FTSE China 25
Actual	$1,000.00	$1,004.70	0.73%	$3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.20	0.73	3.66
FTSE China (HK Listed)
Actual	1,000.00	1,000.20	0.73	3.62
Hypothetical (5% return before expenses)	1,000.00	1,021.20	0.73	3.66

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	9

Schedule of Investments

iSHARES® FTSE CHINA 25 INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.63%

AIRLINES – 1.16%
Air China Ltd. Class Ha	73,990,000	$78,218,949

		78,218,949

BANKS – 39.25%
Agricultural Bank of China Ltd. Class Ha	499,584,000	271,119,420
Bank of China Ltd. Class H	801,826,000	369,305,964
Bank of Communications Co. Ltd. Class H	284,990,200	248,628,310
China CITIC Bank Class Ha,b	363,174,000	222,717,521
China Construction Bank Corp. Class H	774,392,320	623,925,046
China Merchants Bank Co. Ltd. Class Ha	111,146,075	263,801,705
China Minsheng Banking Corp. Ltd. Class Ha	134,433,000	118,660,471
Industrial and Commercial Bank of China Ltd. Class H	707,438,995	538,214,541

		2,656,372,978

COAL – 10.67%
China Coal Energy Co. Class H	133,207,000	192,090,151
China Shenhua Energy Co. Ltd. Class H	57,034,500	286,471,316
Yanzhou Coal Mining Co. Ltd. Class H	63,527,000	243,692,001

		722,253,468

ENGINEERING & CONSTRUCTION – 0.76%
China Railway Group Ltd. Class H	137,090,000	51,357,085

		51,357,085

INSURANCE – 11.35%
China Life Insurance Co. Ltd. Class H	79,610,000	265,553,916
China Pacific Insurance (Group) Co. Ltd. Class Ha	56,489,400	214,158,929
Ping An Insurance (Group) Co. of China Ltd. Class Ha	29,659,000	288,618,275

		768,331,120

MINING – 3.18%
Aluminum Corp. of China Ltd. Class Ha	128,176,000	109,684,254

Security	Shares	Value
Zijin Mining Group Co. Ltd. Class H	194,869,000	$105,253,511

		214,937,765

OIL & GAS – 14.57%
China Petroleum & Chemical Corp. Class H	279,318,000	275,573,215
CNOOC Ltd.	197,178,000	440,674,932
PetroChina Co. Ltd. Class H	190,472,000	269,781,369

		986,029,516

TELECOMMUNICATIONS – 17.82%
China Mobile Ltd.	65,821,500	654,879,380
China Telecom Corp. Ltd. Class H	447,956,000	291,951,566
China Unicom (Hong Kong) Ltd.[a]	130,222,000	259,291,223

		1,206,122,169

TRANSPORTATION – 0.87%
China COSCO Holdings Co. Ltd. Class Ha	84,183,500	58,862,028

		58,862,028

TOTAL COMMON STOCKS
(Cost: $6,754,165,200)		6,742,485,078

SHORT-TERM INVESTMENTS – 4.43%

MONEY MARKET FUNDS – 4.43%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	273,988,958	273,988,958
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	23,461,014	23,461,014
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	1,906,225	1,906,225

		299,356,197

TOTAL SHORT-TERM INVESTMENTS (Cost: $299,356,197)		299,356,197

TOTAL INVESTMENTS IN SECURITIES – 104.06% (Cost: $7,053,521,397)		7,041,841,275

Other Assets, Less Liabilities – (4.06)%		(274,527,832)

NET ASSETS – 100.00%		$6,767,313,443

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA 25 INDEX FUND

July 31, 2011

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

July 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.66%

AGRICULTURE – 0.29%
China Agri-Industries Holdings Ltd.[a]	143,000	$161,264

		161,264

AIRLINES – 0.80%
Air China Ltd. Class H	220,000	232,574
China Eastern Airlines Corp. Ltd. Class Ha,b	154,000	77,252
China Southern Airlines Co. Ltd. Class Hb	199,000	128,420

		438,246
AUTO MANUFACTURERS – 2.23%
Brilliance China Automotive Holdings Ltd.[a,b]	220,000	280,839
Dongfeng Motor Group Co. Ltd. Class H	242,000	478,753
Great Wall Motor Co. Ltd. Class Ha	99,000	149,367
Guangzhou Automobile Group Co. Ltd. Class Ha	220,415	265,816
Sinotruk (Hong Kong) Ltd.[a]	77,000	52,357

		1,227,132

AUTO PARTS & EQUIPMENT – 0.33%
Weichai Power Co. Ltd. Class H	33,400	181,687

		181,687

BANKS – 28.70%
Agricultural Bank of China Ltd. Class H	1,397,000	758,139
Bank of China Ltd. Class H	5,687,000	2,619,325
Bank of Communications Co. Ltd. Class H	792,500	691,385
China CITIC Bank Class Hb	1,014,200	621,961
China Construction Bank Corp. Class H	6,545,680	5,273,831
China Merchants Bank Co. Ltd. Class H	352,148	835,812
China Minsheng Banking Corp. Ltd. Class H	368,500	325,265
Chongqing Rural Commercial Bank Class Hb	253,000	146,389
Industrial and Commercial Bank of China Ltd. Class H	5,907,795	4,494,608

		15,766,715

BEVERAGES – 0.51%
Tsingtao Brewery Co. Ltd. Class H	44,000	279,428

		279,428

BUILDING MATERIALS – 2.45%
Anhui Conch Cement Co. Ltd. Class H	115,500	540,862
BBMG Corp. Class H	104,500	151,766

Security	Shares	Value
China National Building Material Co. Ltd. Class H	242,000	$486,204
China Resources Cement Holdings Ltd.[a]	176,000	169,125

		1,347,957

CHEMICALS – 0.63%
China BlueChemical Ltd. Class H	176,000	137,061
Sinofert Holdings Ltd.[a]	198,000	74,937
Sinopec Shanghai Petrochemical Co. Ltd. Class H	220,000	91,731
Sinopec Yizheng Chemical Fibre Co. Ltd. Class Ha	132,000	41,830

		345,559

COAL – 5.03%
China Coal Energy Co. Class H	374,000	539,324
China Shenhua Energy Co. Ltd. Class H	308,000	1,547,014
Yanzhou Coal Mining Co. Ltd. Class H	176,000	675,142

		2,761,480

COMMERCIAL SERVICES – 1.21%
Anhui Expressway Co. Ltd. Class H	44,000	29,636
CITIC Resources Holdings Ltd.[a,b]	228,800	42,270
COSCO Pacific Ltd.[a]	132,000	214,397
Jiangsu Expressway Co. Ltd. Class H	110,000	105,844
Shenzhen Expressway Co. Ltd. Class H	66,000	34,801
Shenzhen International Holdings Ltd.	1,127,500	91,132
Sichuan Expressway Co. Ltd. Class H	88,000	38,612
Zhejiang Expressway Co. Ltd. Class H	154,000	108,469

		665,161

COMPUTERS – 0.79%
Lenovo Group Ltd.[a]	682,000	433,113

		433,113

DIVERSIFIED FINANCIAL SERVICES – 0.29%
China Everbright Ltd.[a]	88,000	157,834

		157,834

ELECTRIC – 1.14%
China Resources Power Holdings Co. Ltd.[a]	177,600	345,881
Datang International Power Generation Co. Ltd. Class H	286,000	93,566
Huadian Power International Corp. Ltd. Class Ha,b	132,000	24,386
Huaneng Power International Inc. Class H	330,000	162,153

		625,986

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

July 31, 2011

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 0.91%
BYD Co. Ltd. Class Ha,b	60,500	$199,868
Dongfang Electric Corp. Ltd. Class H	30,800	111,630
Harbin Power Equipment Co. Ltd. Class H	44,000	57,918
Zhuzhou CSR Times Electric Co. Ltd. Class H	44,000	129,835

		499,251

ENERGY - ALTERNATE SOURCES – 0.21%
China Longyuan Power Group Corp. Ltd. Class Ha	132,000	114,481

		114,481

ENGINEERING & CONSTRUCTION – 1.40%
Beijing Capital International Airport Co. Ltd. Class Hb	154,000	72,312
China Communications Construction Co. Ltd. Class H	407,000	345,150
China Railway Construction Corp. Ltd. Class H	187,000	114,678
China Railway Group Ltd. Class H	374,000	140,109
Metallurgical Corp. of China Ltd. Class H	264,000	98,562

		770,811

ENVIRONMENTAL CONTROL – 0.01%
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	22,000	6,294

		6,294

FOOD – 0.35%
China Foods Ltd.	110,000	95,965
Lianhua Supermarket Holdings Co. Ltd. Class H	44,600	97,731

		193,696

HEALTH CARE - PRODUCTS – 0.44%
Shandong Weigao Group Medical Polymer Co. Ltd. Class Ha	176,000	240,703

		240,703

HOLDING COMPANIES - DIVERSIFIED – 2.89%
Beijing Enterprises Holdings Ltd.[a]	49,500	249,897
China Merchants Holdings (International) Co. Ltd.[a]	110,000	390,917
China Resources Enterprise Ltd.[a]	110,000	477,709
CITIC Pacific Ltd.[a]	99,000	214,651
Guangdong Investment Ltd.	176,000	95,062

Security	Shares	Value
Shanghai Industrial Holdings Ltd.[a]	44,000	$160,036

		1,588,272

INSURANCE – 10.24%
China Life Insurance Co. Ltd. Class H	671,000	2,238,245
China Pacific Insurance (Group) Co. Ltd. Class H	156,200	592,175
China Taiping Insurance Holdings Co. Ltd.[b]	77,000	177,225
PICC Property and Casualty Co. Ltd. Class Hb	308,000	532,663
Ping An Insurance (Group) Co. of China Ltd. Class H	214,500	2,087,347

		5,627,655

IRON & STEEL – 0.29%
Angang New Steel Co. Ltd. Class H	88,000	90,997
Maanshan Iron & Steel Co. Ltd. Class Ha	154,000	66,978

		157,975

MACHINERY – 0.72%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class Ha	128,700	253,619
Shanghai Electric Group Co. Ltd. Class H	264,000	140,222

		393,841

MACHINERY - CONSTRUCTION & MINING – 0.18%
China National Materials Co. Ltd. Class H	132,000	97,546

		97,546

MANUFACTURING – 0.05%
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	35,200	26,825

		26,825

METAL FABRICATE & HARDWARE – 0.84%
Jiangxi Copper Co. Ltd. Class H	132,000	464,866

		464,866

MINING – 1.51%
Aluminum Corp. of China Ltd. Class Ha	352,000	301,217
China Molybdenum Co. Ltd. Class H	88,000	69,208
Zhaojin Mining Industry Co. Ltd. Class H	82,500	164,481
Zijin Mining Group Co. Ltd. Class H	551,000	297,609

		832,515

OIL & GAS – 14.95%
China Petroleum & Chemical Corp. Class H	1,518,000	1,497,648
CNOOC Ltd.	1,628,000	3,638,432

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

July 31, 2011

Security	Shares	Value
Kunlun Energy Co. Ltd.	220,000	$368,055
PetroChina Co. Ltd. Class H	1,914,000	2,710,958

		8,215,093

OIL & GAS SERVICES – 0.42%
China Oilfield Services Ltd. Class Ha	132,000	230,994

		230,994

PHARMACEUTICALS – 0.39%
Guangzhou Pharmaceutical Co. Ltd. Class Ha	22,000	22,749
Sinopharm Group Co. Ltd. Class Ha	66,000	192,213

		214,962

REAL ESTATE – 3.58%
Beijing North Star Co. Ltd. Class Ha	44,000	10,613
China Overseas Land & Investment Ltd.	375,040	842,030
China Resources Land Ltd.[a]	198,000	388,151
Franshion Properties (China) Ltd.[a]	308,000	84,957
Guangzhou R&F Properties Co. Ltd. Class Ha	88,000	113,578
Poly (Hong Kong) Investments Ltd.[a]	165,000	122,567
Shenzhen Investment Ltd.[a]	242,000	70,167
Sino-Ocean Land Holdings Ltd.[a]	385,000	215,851
Yuexiu Property Co. Ltd.[a,b]	639,800	117,379

		1,965,293

RETAIL – 0.20%
Shanghai Pharmaceuticals Holding Co. Ltd.[b]	49,500	109,739

		109,739

SHIPBUILDING – 0.07%
Guangzhou Shipyard International Co. Ltd. Class H	28,600	36,656

		36,656

SOFTWARE – 0.12%
Travelsky Technology Ltd. Class H	110,000	66,329

		66,329

TELECOMMUNICATIONS – 14.39%
China Communications Services Corp. Ltd. Class H	154,000	77,845
China Mobile Ltd.	544,500	5,417,406
China Telecom Corp. Ltd. Class H	1,474,000	960,667
China Unicom (Hong Kong) Ltd.	638,128	1,270,607

Security	Shares	Value
ZTE Corp. Class H	57,232	$178,793

		7,905,318

TEXTILES – 0.07%
Weiqiao Textile Co. Ltd. Class H	55,000	37,398

		37,398

TRANSPORTATION – 1.03%
China COSCO Holdings Co. Ltd. Class H	231,000	161,518
China Shipping Container Lines Co. Ltd. Class Ha,b	341,000	97,122
China Shipping Development Co. Ltd. Class H	110,000	85,804
CSR Corp Ltd. Class Ha	187,000	136,031
Guangshen Railway Co. Ltd. Class Ha	132,000	51,652
Sinotrans Ltd. Class H	154,000	34,378

		566,505

TOTAL COMMON STOCKS (Cost: $47,960,162)		54,754,580

SHORT-TERM INVESTMENTS – 8.58%

MONEY MARKET FUNDS – 8.58%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.15%[c,d,e]	4,334,730	4,334,730
BlackRock Cash Funds: Prime, SL Agency Shares 0.15%[c,d,e]	371,173	371,173
BlackRock Cash Funds: Treasury, SL Agency Shares 0.01%[c,d]	4,155	4,155

		4,710,058

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,710,058)		4,710,058

TOTAL INVESTMENTS IN SECURITIES – 108.24% (Cost: $52,670,220)		59,464,638

Other Assets, Less Liabilities – (8.24)%		(4,524,357)

NET ASSETS – 100.00%		$54,940,281

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA (HK LISTED) INDEX FUND

July 31, 2011

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2011

	iShares FTSE China 25 Index Fund	iShares FTSE China (HK Listed) Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$6,754,165,200	$47,960,162
Affiliated (Note 2)	299,356,197	4,710,058

Total cost of investments	$7,053,521,397	$52,670,220

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,742,485,078	$54,754,580
Affiliated (Note 2)	299,356,197	4,710,058

Total fair value of investments	7,041,841,275	59,464,638
Foreign currencies, at value[b]	20,425,194	137,411
Receivables:
Dividends and interest	6,923,438	78,388

Total Assets	7,069,189,907	59,680,437

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	297,449,972	4,705,903
Capital shares redeemed	153,892	–
Investment advisory fees (Note 2)	4,272,600	34,253

Total Liabilities	301,876,464	4,740,156

NET ASSETS	$6,767,313,443	$54,940,281

Net assets consist of:
Paid-in capital	$7,727,052,344	$50,003,922
Accumulated net realized loss	(948,035,166)	(1,857,882)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(11,703,735)	6,794,241

NET ASSETS	$6,767,313,443	$54,940,281

Shares outstanding[c]	160,650,000	1,100,000

Net asset value per share	$42.12	$49.95

[a]	Securities on loan with values of $278,413,489 and $4,408,990, respectively. See Note 5.
[b]	Cost of foreign currencies: $20,431,082 and $137,472, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2011

	iShares FTSE China 25 Index Fund	iShares FTSE China (HK Listed) Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$168,308,211	$1,349,995
Interest – affiliated (Note 2)	3,495	25
Securities lending income – affiliated (Note 2)	7,927,978	29,291

Total investment income	176,239,684	1,379,311

EXPENSES
Investment advisory fees (Note 2)	56,578,918	419,952

Total expenses	56,578,918	419,952

Net investment income	119,660,766	959,359

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(338,780,466)	(187,971)
In-kind redemptions – unaffiliated	842,036,229	3,903,124
Foreign currency transactions	(222,924)	(1,822)

Net realized gain	503,032,839	3,713,331

Net change in unrealized appreciation/depreciation on:
Investments	(182,444,407)	(859,463)
Translation of assets and liabilities in foreign currencies	(188,782)	(941)

Net change in unrealized appreciation/depreciation	(182,633,189)	(860,404)

Net realized and unrealized gain	320,399,650	2,852,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$440,060,416	$3,812,286

[a]	Net of foreign withholding tax of $18,519,601 and $136,465, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE China 25 Index Fund		iShares FTSE China (HK Listed) Index Fund
	Year ended July 31, 2011	Year ended July 31, 2010	Year ended July 31, 2011	Year ended July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$119,660,766	$123,039,410	$959,359	$902,906
Net realized gain	503,032,839	1,223,242,489	3,713,331	1,352,449
Net change in unrealized appreciation/depreciation	(182,633,189)	(1,667,360,351)	(860,404)	(1,798,605)

Net increase (decrease) in net assets resulting
from operations	440,060,416	(321,078,452)	3,812,286	456,750

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(142,731,554)	(143,479,053)	(1,207,121)	(820,187)

Total distributions to shareholders	(142,731,554)	(143,479,053)	(1,207,121)	(820,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,888,263,143	2,940,990,009	5,045,771	24,571,321
Cost of shares redeemed	(4,617,969,555)	(5,577,411,542)	(10,225,530)	(9,404,772)

Net increase (decrease) in net assets from capital
share transactions	(1,729,706,412)	(2,636,421,533)	(5,179,759)	15,166,549

INCREASE (DECREASE) IN NET ASSETS	(1,432,377,550)	(3,100,979,038)	(2,574,594)	14,803,112

NET ASSETS
Beginning of year	8,199,690,993	11,300,670,031	57,514,875	42,711,763

End of year	$6,767,313,443	$8,199,690,993	$54,940,281	$57,514,875

Undistributed net investment income included in net
assets at end of year	$–	$19,262,508	$–	$157,922

SHARES ISSUED AND REDEEMED
Shares sold	66,600,000	69,450,000	100,000	500,000
Shares redeemed	(106,050,000)	(137,550,000)	(200,000)	(200,000)

Net increase (decrease) in shares outstanding	(39,450,000)	(68,100,000)	(100,000)	300,000

See notes to financial statements.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE China 25 Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Year ended Jul. 31, 2008[a]	Year ended Jul. 31, 2007[a]
Net asset value, beginning of year	$40.98	$42.14	$45.48	$46.99	$26.05

Income from investment operations:
Net investment income[b]	0.66	0.58	0.75	0.92	0.59
Net realized and unrealized gain (loss)[c]	1.33	(1.06)	(3.56)	(1.17)	20.79

Total from investment operations	1.99	(0.48)	(2.81)	(0.25)	21.38

Less distributions from:
Net investment income	(0.85)	(0.68)	(0.53)	(1.26)	(0.44)

Total distributions	(0.85)	(0.68)	(0.53)	(1.26)	(0.44)

Net asset value, end of year	$42.12	$40.98	$42.14	$45.48	$46.99

Total return	4.93%	(1.16)%	(5.86)%	(0.85)%	82.72%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,767,313	$8,199,691	$11,300,670	$6,678,362	$5,850,859
Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	1.53%	1.39%	2.33%	1.76%	1.74%
Portfolio turnover rate[d]	23%	23%	44%	24%	36%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE China (HK Listed) Index Fund
	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009	Period from Jun. 24, 2008[a] to Jul. 31, 2008
Net asset value, beginning of period	$47.93	$47.46	$49.64	$49.01

Income from investment operations:
Net investment income (loss)[b]	0.85	0.79	1.11	(0.02)
Net realized and unrealized gain (loss)[c]	2.27	0.35	(2.81)	0.65

Total from investment operations	3.12	1.14	(1.70)	0.63

Less distributions from:
Net investment income	(1.10)	(0.67)	(0.48)	–

Total distributions	(1.10)	(0.67)	(0.48)	–

Net asset value, end of period	$49.95	$47.93	$47.46	$49.64

Total return	6.55%	2.41%	(3.26)%	1.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$54,940	$57,515	$42,712	$4,964
Ratio of expenses to average net assets[e]	0.72%	0.72%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets[e]	1.65%	1.65%	2.96%	(0.35)%
Portfolio turnover rate[f]	8%	18%	24%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares Index Fund	Diversification Classification
FTSE China 25*	Non-diversified
FTSE China (HK Listed)	Non-diversified

*	Formerly iShares FTSE/Xinhua China 25 Index Fund

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® TRUST

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of July 31, 2011, the value of each of the Funds’ investments was classified as a Level 1 Price. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

The following tables provide the reconciliation of investments in which Level 3 Prices were used in determining fair value for the year ended July 31, 2011. A reconciliation is presented when such investments are of significant value to a fund (in relation to net assets) as of the beginning or end of the year.

iShares FTSE China 25 Index Fund	Common Stocks
Balance at beginning of year	$350,583,779
Realized gain (loss) and change in unrealized appreciation/depreciation	–
Purchases
Sales	–
Transfers ina	–
Transfers out[a]	(350,583,779)[b]

Balance at end of year	$–

Net change in unrealized appreciation/ depreciation on investments still held at end of year	$–

iShares FTSE China (HK Listed) Index Fund	Common Stocks
Balance at beginning of year	$1,889,381
Realized gain (loss) and change in unrealized appreciation/depreciation	–
Purchases
Sales	–
Transfers ina	–
Transfers out[a]	(1,889,381)[b]

Balance at end of year	$–

Net change in unrealized appreciation (depreciation) on investments still held at end of year	$–

[a]	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period in which the event occurred.
[b]

Represents the transfer out of Ping An Insurance (Group) Co. of China Ltd. (“Ping An”) Class H shares from Level 3 to Level 1. At the request of Ping An, shares of its stock were suspended from trading on the Hong Kong Exchange for the period from June 30, 2010 to September 1, 2010 pending the announcement of its acquisition of Shenzhen Development Bank Co.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of July 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of July 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares Index Fund	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
FTSE China 25	$(312,758,491)	$(646,980,410)	$(959,738,901)
FTSE China (HK Listed)	5,916,023	(979,664)	4,936,359

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 were as follows:

iShares Index Fund	2011	2010
FTSE China 25
Distributions paid from:
Ordinary income	$142,731,554	$143,479,053

Total Distributions	$142,731,554	$143,479,053

FTSE China (HK Listed)
Distributions paid from:
Ordinary income	$1,207,121	$820,187

Total Distributions	$1,207,121	$820,187

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Funds have elected to defer net realized capital losses and net foreign currency losses incurred from November 1, 2010 to July 31, 2011 and treat them as arising in the year ending July 31, 2012, as follows:

iShares Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
FTSE China 25	$239,494,123
FTSE China (HK Listed)	57,551

The Funds had tax basis net capital loss carryforwards as of July 31, 2011, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2014	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
FTSE China 25	$3,332,711	$451,243	$58,367,595	$185,123,529	$160,211,209	$407,486,287
FTSE China (HK Listed)	–	–	50,180	361,254	510,679	922,113

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after July 31, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE China 25	$7,354,576,153	$379,502,186	$(692,237,064)	$(312,734,878)
FTSE China (HK Listed)	53,548,438	8,929,424	(3,013,224)	5,916,200

Management has reviewed the tax positions as of July 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to distributions paid in excess of taxable income and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of July 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
FTSE China 25	$481,787,040	$3,808,280	$(485,595,320)
FTSE China (HK Listed)	3,777,385	89,840	(3,867,225)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $12 billion
0.60	Over $12 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended July 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
FTSE China 25	$4,261,403
FTSE China (HK Listed)	15,719

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2011 were as follows:

iShares Index Fund	Purchases	Sales
FTSE China 25	$1,790,999,362	$1,827,285,499
FTSE China (HK Listed)	4,625,263	4,899,510

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2011 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE China 25	$2,869,106,838	$4,578,088,139
FTSE China (HK Listed)	5,042,403	10,189,868

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of July 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of July 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE China 25 Index Fund (formerly iShares FTSE/Xinhua China 25 Index Fund) and iShares FTSE China (HK Listed) Index Fund, each a fund of iShares Trust, (the “Funds”), at July 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 22, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
FTSE China 25	$186,827,812	$18,518,342
FTSE China (HK Listed)	1,486,460	136,465

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2011:

iShares Index Fund	Qualified Dividend Income

FTSE China 25	$161,249,896

FTSE China (HK Listed)	1,194,418

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Trustees (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract already for the Funds provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount in the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE China 25 Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	11	0.80%
Greater than 5.5% and Less than 6.0%	4	0.29
Greater than 5.0% and Less than 5.5%	4	0.29
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	8	0.58
Greater than 3.5% and Less than 4.0%	13	0.94
Greater than 3.0% and Less than 3.5%	19	1.37
Greater than 2.5% and Less than 3.0%	21	1.52
Greater than 2.0% and Less than 2.5%	42	3.04
Greater than 1.5% and Less than 2.0%	56	4.05
Greater than 1.0% and Less than 1.5%	135	9.76
Greater than 0.5% and Less than 1.0%	217	15.68
Between 0.5% and -0.5%	432	31.23
Less than -0.5% and Greater than -1.0%	141	10.20
Less than -1.0% and Greater than -1.5%	94	6.80
Less than -1.5% and Greater than -2.0%	46	3.33
Less than -2.0% and Greater than -2.5%	43	3.11
Less than -2.5% and Greater than -3.0%	28	2.02
Less than -3.0% and Greater than -3.5%	16	1.16
Less than -3.5% and Greater than -4.0%	13	0.94
Less than -4.0% and Greater than -4.5%	10	0.72
Less than -4.5% and Greater than -5.0%	6	0.44
Less than -5.0% and Greater than -5.5%	3	0.22
Less than -5.5% and Greater than -6.0%	2	0.14
Less than -6.0%	17	1.23

	1,383	100.00%

SUPPLEMENTAL INFORMATION	35

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE China (HK Listed) Index Fund

Period Covered: July 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	10	1.32%
Greater than 5.0% and Less than 5.5%	3	0.40
Greater than 4.5% and Less than 5.0%	6	0.79
Greater than 4.0% and Less than 4.5%	6	0.79
Greater than 3.5% and Less than 4.0%	8	1.06
Greater than 3.0% and Less than 3.5%	11	1.46
Greater than 2.5% and Less than 3.0%	25	3.31
Greater than 2.0% and Less than 2.5%	28	3.70
Greater than 1.5% and Less than 2.0%	31	4.10
Greater than 1.0% and Less than 1.5%	55	7.28
Greater than 0.5% and Less than 1.0%	93	12.30
Between 0.5% and -0.5%	283	37.43
Less than -0.5% and Greater than -1.0%	78	10.32
Less than -1.0% and Greater than -1.5%	41	5.42
Less than -1.5% and Greater than -2.0%	29	3.84
Less than -2.0% and Greater than -2.5%	15	1.98
Less than -2.5% and Greater than -3.0%	12	1.59
Less than -3.0% and Greater than -3.5%	5	0.66
Less than -3.5% and Greater than -4.0%	–	–
Less than -4.0% and Greater than -4.5%	3	0.40
Less than -4.5% and Greater than -5.0%	2	0.26
Less than -5.0% and Greater than -5.5%	2	0.26
Less than -5.5% and Greater than -6.0%	3	0.40
Less than -6.0%	7	0.93

	756	100.00%

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Trustee (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010). Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Trustee (since 2003).	Director of EquityRock, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Trustee (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited (“FTSE”), nor does this company make any representation regarding the advisability of investing in the iShares Funds. “FTSE” is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-78-0711

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2011, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-four series of the Registrant for which the fiscal year-end is July 31, 2011 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $593,459 for the fiscal year ended July 31, 2010 and $621,989 for the fiscal year ended July 31, 2011.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2010 and July 31, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $109,725 for the fiscal year ended July 31, 2010 and $159,080 for the fiscal year ended July 31, 2011.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2010 and July 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $4,165,769 for the fiscal year ended July 31, 2010 and $2,639,205 for the fiscal year ended July 31, 2011.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The

Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan and Robert H. Silver.

Item 6.	Schedule of Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: September 22, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: September 22, 2011